As filed with the Securities and Exchange Commission on November 29, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2017

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Shiller Enhanced CAPE®

DSEEX (I-share)

DSENX (N-share)

DoubleLine Flexible Income Fund

DFLEX (I-share)

DLINX (N-share)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DBLLX (I-share)

DELNX (N-share)

DoubleLine Long Duration

Total Return Bond Fund

DBLDX (I-share)

DLLDX (N-share)

DoubleLine Strategic Commodity Fund

DBCMX (I-share)

DLCMX (N-share)

DoubleLine Global Bond Fund

DBLGX (I-share)

DLGBX (N-share)

DoubleLine Infrastructure Income Fund

BILDX (I-share)

BILTX (N-share)

DoubleLine Ultra Short Bond Fund

DBULX (I-share)

DLUSX (N-share)

DoubleLine Shiller Enhanced International CAPE®

DSEUX (I-share)

DLEUX (N-share)

DoubleLine Capital LP DoubleLine Alternatives LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	September 30, 2017	3

President’s Letter	(Unaudited) September 30, 2017

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Semi-Annual Report for the 6-month period ended September 30, 2017. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2017

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) September 30, 2017

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended September 30, 2017, the Bloomberg Barclays U.S. MBS Index had a return of 1.84% with its duration shortening from 4.97 to 4.47 years. Aggregate prepayment speeds across all three agencies (Ginnie Mae, Fannie Mae, and Freddie Mac) increased by about 7%. Continuing their trend for 2017, prepayment speeds have been fairly range-bound and have not materially changed, though the percentage changes can be misleading due to the low base conditional prepayment rate. A distinct feature of this year’s prepayment speeds relative to 2016 is that housing turnover was the primary driver of prepayments as opposed to refinancing activity. Total gross issuance over this period was roughly $788 billion, about $120 billion less than the same time period last year; this is most likely due to the lower mortgage rate for 2016 compared to this year. Thirty-year mortgage rates, as measured by Freddie Mac U.S. 30-Year Commitment Rates, ended the quarter at 3.83% and current coupon spreads against U.S. Treasury (UST) 5-year and 10-year yields tightened to their lowest levels since late 2012.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended September 30, 2017, non-Agency MBS spreads tightened in line with the rest of securitized credit. While fundamentals, including home prices, remained strong, non-Agency MBS have been affected by recent hurricanes in Texas, Florida, and Puerto Rico. The effects of the hurricanes on housing and bondholders should become clearer in coming months. New issuance supply continued to lag demand from investors looking to re-invest principal paying down from legacy paper, creating a strong positive technical environment for the historically tight spread levels we have seen in the space.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended September 30, 2017, new issue CMBS spreads were mixed alongside broader credit and equity indices. During the period, the Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned 2.11%, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 2.31%. For the period, 10-year AAA last cash flows (LCFs) tightened by 8 basis points (bps) to 86 bps over swaps while BBB- bonds tightened by 75 bps to 365 bps over swaps. While the pace of maturing loans continued to decelerate, resulting in the first month of positive net issuance in August since April 2015, on a year-to-date (YTD) basis, net issuance is running at negative $31 billion.

•	Emerging Markets (EM) Debt

Over the 6-month period ended September 30, 2017, U.S. dollar (USD)-denominated EM fixed income sovereign and corporate bonds, as well as EM local currency bonds, posted strong positive returns. Generally positive global economic data, improving commodity prices, market-friendly outcomes in European elections, and low developed market (DM) yields continued to drive structural demand for EM debt. EM credit spreads tightened over the period on the back of strong risk sentiment and investor inflows chasing higher yields outside of DM. The JP Morgan Emerging Market Bond Index (EMBI) Global Diversified spread over UST tightened 23 bps to 287 bps, the lowest spread since third quarter 2014. Within the EMBI, Latin America and Africa were the best performing regions, and the high yield (HY) credits outperformed their Investment Grade counterparts. In local markets, EM foreign exchange (FX) returns were mixed over the period. Many of the Central and Eastern European currencies, such as the Hungarian Forint, Romanian Leu and Polish Zloty, outperformed along with the Euro, given the improving growth outlook for the Eurozone. The Argentine Peso was among the worst performing currencies in EM, as high inflation and increased political risk caused the Peso to depreciate.

•	International Sovereign

For the 6-month period ended September 30, 2017, the Citi World Government Bond Index (WGBI) posted mid-single digit returns. The period saw strong gains in the Euro with mostly positive economic data in the Euro area, as well as a reduction in political risk with far-right parties losing in the Dutch and French elections, and Angela Merkel winning re-election as German Chancellor. The USD, as indicated by the U.S. Dollar Index (DXY), was markedly weaker against its G10 peers during the period on generally mixed U.S. economic data, and the Trump Administration’s stalled tax and fiscal reform agenda. However, the end of the period saw UST yields and the DXY rise off the YTD lows, with market participants perceiving a more hawkish Federal Reserve (Fed) and the Trump Administration presenting their long-awaited tax reform plan. The 6-month period also saw increased signs that DM central banks, such as the European Central Bank, Bank of England and Bank of Canada, may follow the Fed in normalizing their accommodative monetary policy stance.

Semi-Annual Report	September 30, 2017	5

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2017

•	Investment Grade (IG) Credit

For the 6-month period ended September 30, 2017, the Bloomberg Barclays U.S. Credit Index returned 3.73% driven by a 16 bps decline in spreads and lower UST yields. The yield curve flattened over the period with short-term rates rising and long-term rates falling. Long duration and high beta outperformed. Metals & Mining and Refining outperformed with returns of 6.59% and 6.41%, respectively, starting out the period offering wider spreads and longer duration than other sectors. Strong demand for the asset class continued with over $2 billion of weekly flows into mutual funds and exchange traded funds (ETF) during the period. The new issue market took advantage of the strong demand and remained active with $727 billion in total new issuance.

•	Bank Loans

For the 6-month period ended September 30, 2017, the S&P/LSTA Leverage Loan Index returned 1.81%. The high Dollar price of the S&P/LSTA Leverage Loan Index and lack of robust call protection constrained price appreciation. There was modest outperformance at the lower end of the credit quality spectrum, as CCC-rated names returned 2.5%, B-rated names returned 2.0%, and BB-rated names returned 1.7%. The weighted-average bid price of the S&P/LSTA Leverage Loan Index ended September 2017 at $97.98, down very slightly from $98.22 in March 2017. The trailing 12-month default rate by issuer count increased from 1.36% in March 2017 to 1.41% in September 2017.

•	U.S. High Yield (HY)

For the 6-month period ended September 30, 2017, the Citi High-Yield Cash-Pay Capped Index returned 3.91%. Longer-maturity bonds outperformed shorter ones, with those maturing in 7 years or more returning 4.94%, while those maturing in 1-7 years returned 3.44%. Bonds with higher credit ratings outperformed those with lower credit ratings, as BB-rated issues returned 4.42% and B-rated issues returned 3.59%, while CCC-rated issues returned 2.64%. For the period, notable outperformers by industry included Pharmaceuticals, Industrials and Capital Goods. Wireless Towers and Retail-Food & Drug were underperforming sectors over the period.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended September 30, 2017, CLOs had a busy new issuance pipeline. Monthly CLO issuance ranged from $8.35 billion to $15.02 billion, with an average monthly issuance around $11 billion. The total issuance for the period was $65.10 billion which was the market’s expectation for the entirety of 2017. CLO refinancing and resetting remained extremely active over the period. Refinancing and resetting allows CLO collateral managers to take advantage of cheaper financing without the cost of ramping a new CLO deal. Refinancing and resetting activity is clustered around payment dates, with more pronounced activity in April and July. Spreads continued to tighten over the period with spreads near their post-crisis tights.

•	Global Equities

For the 6-month period ending September 30, 2017, Global Equities, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI), rallied 9.99% as global economic activity improved. U.S. Equities produced positive returns with the S&P 500 Index up 7.71%. European Equities slightly underperformed Global Equities with the Eurostoxx 50 Index up 5.13% during the period. Asian Equities generated strong returns with the Nikkei 225 Index up 8.46%, the Shanghai Composite Index up 6.04%, and the Korea Composite Stock Price Index up 11.01% during the period. EM outperformed Global Equities during the period with the MSCI EM Index up 14.90%.

•	Commodities

For the 6-month period ended September 30, 2017, the broad commodity market was mixed, with the Bloomberg Commodity Index Total Return (BCOM) declining 1.04% while the S&P Goldman Sachs Commodity Index (GSCI) increased by 0.87%. The sector returns over this period were generally positive with four of five sectors gaining. The best performing sector was Industrial Metals, increasing by 7.68% as Zinc and Copper rallied strongly, up 13.55% and 9.61%, respectively. The Precious Metals sector was mixed, with a return of 0.40%, as Gold rallied 1.80% while silver declined 9.89%. Agriculture fell 8.66%, as seven of the eight commodities declined; the worst was Sugar, down 20.06%, while the best was Soybeans, up 0.49%. The Energy sector increased 1.96% as the refined products Gas Oil (+15.19%), Heating Oil (+13.28%) and Unleaded Gas (+3.97%) rallied due to supply disruption from gulf coast hurricanes.

6	DoubleLine Funds Trust

(Unaudited) September 30, 2017

•	Infrastructure Debt

For the 6-month period ended September 30, 2017, investor demand for infrastructure-related assets remained strong. Private markets continued to support investment in infrastructure projects both domestically and globally, while infrastructure-related policy plans out of Washington remained on hold. During the period, new issue transactions were often multiple times oversubscribed and saw meaningful spread tightening post new issue launch. Utilities were the largest issuers in the corporate market with all new issues easily absorbed by market participants. Within the structured finance markets, bonds secured by maritime shipping, rail leasing, and commercial aviation all came to market at oversubscribed levels. Internationally, multiple transactions financing a wide array of infrastructure assets were introduced to the market, most notably a metro in Central America and power generation assets in South America. Infrastructure debt yields and spreads compressed further during the period despite intermittent bouts of volatility due to geo-political concerns and a devastating hurricane season. The most pronounced spread tightening was seen in Project Bonds, benefitting from their long term contractual cash flows and market-perceived implied government backing. On the policy front, details regarding the Trump Administration’s proposed $1 trillion in infrastructure spending remain scarce. At this point, the earliest an infrastructure bill is likely to be implemented would be sometime in 2018 as Congress is now prioritizing the Fiscal Year 2018 budget and proposed tax reforms. That being said, rhetoric out of Washington and at the state and municipal levels continues to indicate that financing of infrastructure assets is of critical importance.

•	Asset-Backed Securities (ABS)

For the 6-month period ended September 30, 2017, ABS continued to benefit from strong investor demand as spreads moved tighter across most sectors. The Bloomberg Barclays U.S. ABS Index was up 1.02% over the period. ABS generally experienced a meaningful rally in the first quarter of 2017, which extended into the rest of 2017 to date, despite some concerns over collateral deterioration. Declines in used car prices, upticks in auto delinquencies, and weakening consumer credit continued to concern investors. However, recent pricing in both the new issue auto and consumer market, indicated that ABS investors remained comfortable with the collateral quality and high credit enhancement in these deals. Non-traditional ABS sectors, such as whole business securitizations, have seen strong issuance in 2017 met with healthy investor demand. In recent transactions, the rate of new investors entering the sector has accelerated, aided by the trend of investors cycling out of other sectors, including on-the-run ABS and Investment Grade corporate credits, to find attractive risk-adjusted relative value for senior risk with comparable ratings.

•	U.S. Large Cap Equities

For the 6-month period ended September 30, 2017, the U.S. equity markets ground higher. The S&P 500 Index rose over 7.71%, to end September at a new all-time high. This strong performance was not limited to the mega-cap universe—The small cap Russell 2000 Index also reached all-time highs at the end of September, after gaining almost 8.27% in the six months. Most notable was the lack of volatility in the markets. Equity volatility, as measured by the Volatility Index (VIX), broke below 10 in May and closed the quarter at an all-time low. At the same time, the market reached valuation levels considered high by historical standards. This seeming complacency came in the face of a long list of uncertainties, ranging from the Fed’s impending quantitative tightening to the prospect of war on the Korean Peninsula. For brief moments the market seemed optimistic about policy reforms, but when those did not materialize, the equity markets found a new reason for optimism: corporate earnings. Aided by the recovery of the Energy industry, corporate profits were generally good. According to FactSet, the S&P 500 Index may come close to delivering 10% earnings per share growth in 2017.

•	Government Securities

For the 6-month period ended September 30, 2017, Treasuries, as measured by the Bloomberg Barclays UST Total Return Index, produced a modest gain of 1.58%. During the same period, a twist in shape dominated the yield curve’s movements, with a rising front end, stable belly and falling long end. The 6-month yield was up 0.30%, the sharpest along the curve. The 5-year yield fell 0.03% while the 30-year yield was down 0.17%, causing the spread between 5-year and 30-year yields to slide to 0.92%, a 10-year low. Inflation expectations, as reflected in breakeven rates, bottomed in mid-June and then had a bumpy recovery. The 10-year breakeven rate closed September at 1.85%, 13 bps short of the level seen at the end of March. As for central bank policies, the Fed has started shrinking its balance sheet. With reduced support from the Fed, we’d expect more government debt issuance to the public next year, since the Treasury needs to restock its Treasury General Account and fill the gap caused by the budget deficit. We see the increase in supply as one factor that might lead to rising interest rates.

Semi-Annual Report	September 30, 2017	7

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2017

DoubleLine Total Return Bond Fund

For the 6-month period ended September 30, 2017, the DoubleLine Total Return Bond Fund’s Class I Shares returned approximately 2.49% compared to the Bloomberg Barclays U.S. Aggregate Bond Index return of 2.31%. This outperformance was largely driven by spread tightening across securitized credit, in particular, non-Agency mortgages which are held in the benchmark. Prices across non-Agency residential MBS (RMBS) were up about 2.5% during the period, with Alt-A securities being the best performers within the sector. Agency RMBS contributions to performance were also positive, primarily due to interest income. Prices also increased on pass-throughs and fixed-rate Collateralized Mortgage Obligations (CMOs) as the UST curve flattened during the period, with the 2-year yield up 23 bps and 10-year yield down 5 bps. Other securitized credit sectors including CLO, CMBS, and ABS were also accretive to performance due primarily to interest income. CMBS were the best performers among these assets due to prices increasing almost 3% on fixed-rate securities and robust interest income from interest-only securities.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	2.49%
N-Share	2.26%
Bloomberg Barclays U.S. Aggregate Bond Index	2.31%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 6-month period ended September 30, 2017, the DoubleLine Core Fixed Income Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 2.31%. During this time, all sectors contributed positive returns with Global Debt, EM, and IG Credit contributing the highest returns to the portfolio. Exposure to these three sectors grew by 1.2% over the 6-month period. CMBS and MBS, which together make up over a third of the portfolio, posted very favorable returns, each beating out their respective portion of the Bloomberg Barclays U.S. Aggregate Bond Index by well over 100 bps. Although a small percentage of the portfolio, Infrastructure and Global Debt both contributed healthy, positive returns to the portfolio. UST and Municipal bonds also showed favorable returns, although, not surprisingly, lagged behind the other asset classes.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	2.79%
N-Share	2.67%
Bloomberg Barclays U.S. Aggregate Bond Index	2.31%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the 6-month period ended September 30, 2017, the DoubleLine Emerging Markets Fixed Income Fund outperformed its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. External conditions remained favorable for EM assets, including DM central banks remaining accommodative, improving commodity prices and continued supportive technicals. Ten-year UST yields were relatively unchanged over the period, declining a modest 4 bps from 2.21% as of March 31, 2017 to 2.17% as of September 30, 2017. EM credit spreads tightened over the period on the back of strong risk sentiment and investor inflows chasing higher yields outside of developed markets. The benchmark’s spread over UST tightened 23 bps to 287 bps, the lowest spread since the third quarter 2014. The portfolio benefited from an overweight position in Latin American (Latam) credits. Latam credits outperformed regional peers in Central Europe and Asia. However, the Fund’s performance relative to the benchmark was hurt due to the Fund’s underweight to sovereign bonds.

8	DoubleLine Funds Trust

(Unaudited) September 30, 2017

As of the end of September, the Fund held 54.4% of the portfolio in sovereign and quasi-sovereign issuers compared to the benchmark being comprised of 100% sovereign or quasi sovereign issuers. EM sovereign and quasi sovereign credits outperformed their corporate EM counterparts over the period.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	5.16%
N-Share	5.03%
JP Morgan Emerging Markets Bond Index Global Diversified	4.93%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Growth Fund

For the 6-month period ended September 30, 2017, the DoubleLine Multi-Asset Growth Fund generated positive returns but underperformed the 60/40 Blended Benchmark* return of 7.55%. Equity allocations outperformed the S&P 500 return of 7.71% during the period but underperformed global equities as measured by the MSCI ACWI return of 9.99%. Overweight exposures to EM and European Equities contributed to performance while allocations to U.S. equities detracted from relative performance. The fixed income allocation contributed to performance with non-agency MBS adding to performance. Mortgage Real Estate Investment Trusts (REITs), CLOs, and EM credit adding to performance. Real asset and currency allocations added to performance during the period with long positions in gold, Euro, and British pound contributing to performance.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	5.98%
A-Share
Without Load	5.87%
With Load	1.37%
Blended Benchmark*	7.55%
S&P 500® Index	7.71%

*	Blended Benchmark: 60% MSCI ACWI, 40% Bloomberg Barclays Global Aggregate Bond Index. The blended benchmark has been reconstituted to be more reflective of how the Adviser expects to manage the Fund. The reconstituted blended benchmark outperformed the previous version of the blended index over the period shown in the table above.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 6-month period ended September 30, 2017, the DoubleLine Low Duration Bond Fund outperformed the Bank of America/Merrill Lynch 1-3 year U.S. Treasury Index return of 0.41%. Short-term interest rates have risen roughly 20 bps over the period, in line with the Federal Open Market Committee decision to hike rates in June. Credit sensitive asset classes continued to be the best performers with EM and non-Agency MBS leading sector performance within the Fund. During this period, the targeted allocation to UST bonds and IG Credit was decreased slightly in favor of Bank Loans. The bank loan asset class should be better positioned to benefit from rising rates. The Fund still maintains a larger allocation to structured products in general as the asset class continues to produce strong returns with a relatively short duration. Conversely, IG Credit and U.S. Government holdings—while outperforming the benchmark in aggregate—lagged behind other asset classes.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	1.55%
N-Share	1.42%
Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index	0.41%

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	September 30, 2017	9

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2017

DoubleLine Floating Rate Fund

For the 6-month period ended September 30, 2017, the DoubleLine Floating Rate Fund outperformed the S&P/LSTA Leveraged Loan Index return of 1.81%. The Fund generally maintained an overweight position in B-rated credits and an underweight position in BB-rated and CCC-rated credits relative to the benchmark. This allocation was beneficial to Fund performance given that B-rated names outperformed the overall benchmark in the period. The Fund held overweight positions in Healthcare and Leisure Goods/Activities/Movies, sectors that outperformed the benchmark. The small position in HY and CLO liabilities was accretive to performance and driven by credit selection and strength in the HY market; the small cash position detracted from overall performance.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	2.05%
N-Share	1.92%
S&P/LSTA Leveraged Loan Index	1.81%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the 6-month period ended September 30, 2017, the DoubleLine Shiller Enhanced CAPE® underperformed the S&P 500® Index return of 7.71%. During the period, the Shiller Barclays CAPE® U.S. Sector Total Return Index was exposed to the following five sectors: Consumer Discretionary, Consumer Staples, Healthcare, Industrial, and Technology. The best performing sector exposure was Technology, followed closely by Healthcare. The Consumer Discretionary and Industrial sectors also contributed positively to returns. Consumer Staples was the only sector to post negative returns while a constituent of the Shiller Barclays CAPE® U.S. Sector Total Return Index. The fixed income portfolio also contributed to total return. The fixed income sectors with the highest returns in the quarter were MBS, CMBS and EM. All fixed income sectors in which the portfolio was invested contributed positively to returns in the quarter.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	6.53%
N-Share	6.40%
Shiller Barclays CAPE® U.S. Sector Total Return Index	6.01%
S&P 500® Index	7.71%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

For the 6-month period ended September 30, 2017, the DoubleLine Flexible Income Fund outperformed the Bank of America/Merrill Lynch 1-3 Year Eurodollar Index return of 1.05% as risk assets generally benefited from spread tightening and improved fundamentals. More specifically, EM, Investment Grade credit, and HY debt contributed strong absolute returns to the portfolio and were the best performers. Bank Loans and CLOs also performed well along with other more credit-sensitive assets. Structured products held in the Fund, despite having a more volatile period, were accretive to performance; RMBS continued to be supported by strong housing fundamentals and a positive technical environment. Additionally, the ABS sector continued to benefit from high investor demand. Despite UST holdings contributing positively to performance, the sector lagged behind other asset classes.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	2.98%
N-Share	2.75%
LIBOR* USD 3 Month	0.62%
Bank of America/Merrill Lynch 1-3 Year Eurodollar Index	1.05%

*	LIBOR stands for the London Interbank Offered Rate.

For additional performance information, please refer to the “Standardized Performance Summary.”

10	DoubleLine Funds Trust

(Unaudited) September 30, 2017

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the 6-month period ended September 30, 2017, the DoubleLine Low Duration Emerging Markets Fixed Income Fund posted strong performance, outperforming the JP Morgan Corporate EMBI (CEMBI) Broad Diversified 1-3 Year Index, which returned 1.55%. External conditions remained favorable for EM assets, including DM central banks remaining accommodative, improving commodity prices and continued supportive technicals. However, the market began pricing in a more hawkish Fed, and 2-year UST yields rose 23 bps from 1.25% as of March 31, 2017 to 1.48% as of September month-end. Despite yields rising across the front end of the UST curve, the Fund’s total return was positive as a result of EM spread tightening. The strong positive performance in the Fund was driven by an overweight exposure to Latin America credits, which represented 50.8% of the Fund as of September month-end. Over the period, LatAm credits outperformed their regional peers in Asia and Europe.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	2.42%
N-Share	2.27%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	1.55%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the 6-month period ended September 30, 2017, the Long Duration Total Return Bond fund underperformed the Bloomberg Barclays U.S. Long Government/Credit Index’s return of 5.98%. The UST curve flattened during this period with 2-year yields increasing by about 23 bps and 30-year yields declining by about 15 bps. A combination of the Fund’s shorter duration profile relative to the benchmark with long-end yields dropping and tightening corporate credit spreads drove the Fund’s underperformance. Long corporate credit spreads tightened by about 11 bps, with the Fund’s duration roughly between 0.5-1.0 year shorter than that of the benchmark. Within the portfolio, fixed-rate CMOs were the main contributors to total return; additionally, the Fund’s exposure to UST and UST Inflation-Protected Securities was accretive to performance as well as for convexity and duration management.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	3.37%
N-Share	3.24%
Bloomberg Barclays U.S. Long Government/Credit Index	5.98%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the 6-month period ended September 30, 2017, the DoubleLine Strategic Commodity Fund outperformed the BCOM return of -1.04% and the S&P GSCI return of 0.87%. The Fund was exposed to both long-only commodity beta through swaps providing exposure to the Morgan Stanley Backwardation-Focused Multi-Commodity Index (MS BFMCISM) and the DoubleLine Commodity Long Short (DCLS) alpha strategy during the period, which returned 3.49% and 2.28%, respectively. The outperformance relative to the BCOM was driven by the outperformance of the MS BFMCISM and the allocation timing between the beta and DCLS. The Fund also holds investments in U.S. Treasury bills and these added incremental return in the period.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	2.57%
N-Share	2.48%
Bloomberg Commodity Index Total Return	-0.56%

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	September 30, 2017	11

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2017

DoubleLine Global Bond Fund

For the 6-month period ended September 30, 2017, the DoubleLine Global Bond Fund outperformed the Citi World Government Bond Index (WGBI) return of 4.76%. Positive performance over the period was driven primarily by FX appreciation against the USD, as indicated by the U.S. Dollar Index (DXY), which fell against most other G10 countries. The USD was, in part, affected by generally subdued economic data, the Trump Administration’s stalled economic reform agenda and heightened geopolitical risk. Fund performance relative to the benchmark benefited from an underweight USD position during the majority of period. The Fund also benefited from an overweight position in Portugal, Israel, and Central Eastern Europe countries, which outperformed over the period.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	5.48%
N-Share	5.46%
Citi World Government Bond Index	4.76%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Infrastructure Income Fund

For the 6-month period ended September 30, 2017, the DoubleLine Infrastructure Income Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 2.31%. The UST curve flattened during the period with rates on the front end of the curve widening while long rates tightened modestly. Credit spreads were volatile, but tightened during the period. Despite rising UST rates on the front end of the term structure, spread compression resulted in the outperformance of risk assets. Fixed income assets performed well during this period and infrastructure debt issues saw strong performance across all instrument types. Infrastructure debt issues from EM, DM corporate issues and structured product markets outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Portfolio duration was gradually reduced during the period, going from 5.87 years at the start of the period and finishing at 5.07 years.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	3.23%
N-Share	3.13%
Bloomberg Barclays U.S. Aggregate Bond Index	2.31%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Ultra Short Bond Fund

For the 6-month period ended September 30, 2017, the DoubleLine Ultra Short Bond Fund outperformed the Bank of America (BofA)/Merrill Lynch 3-Month Treasury Index return of 0.47%. The Fund’s outperformance was attributable to the allocation to corporate floating rate notes with the benefit of rising London Interbank-Offered Rates (LIBOR). The 3-Month LIBOR rose from 1.15% to 1.33% over the period. The Fund’s credit holdings were overweight the Banking and Automotive sectors, both of which outperformed the Bloomberg Barclays U.S. Credit Index.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	0.68%
N-Share	0.54%
Bank of America/Merrill Lynch 3-Month Treasury Bill Index	0.47%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced International CAPE®

For the 6-month period ended September 30, 2017, the DoubleLine Shiller Enhanced International CAPE® underperformed the MSCI Europe Net Return USD Index, which returned 14.29%. The Shiller Barclays CAPE® Europe Sector Net Total Return Index return of 11.26%

12	DoubleLine Funds Trust

(Unaudited) September 30, 2017

trailed the MSCI Europe Net Return USD Index over the period. During the period, the Shiller Barclays CAPE® Europe Sector Net Total Return Index was exposed to seven sectors: Consumer Discretionary, Consumer Staples, Energy, Healthcare, Materials, Utilities, and Telecom. The returns of the fixed income portfolio helped the Fund post a total return 1.86% above that of the Shiller Barclays CAPE® Europe Sector Net Total Return Index.

Period Ended 9-30-17	6-Months (Not Annualized)
I-Share	13.12%
N-Share	13.00%
MSCI Europe Net Return USD Index	14.29%

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2017 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

Mutual fund investing involves risk. Principal loss is possible. Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested.

Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others.

Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Barclays Bank PLC and its affiliates (“Barclays”) is not the issuer or producer of DoubleLine Shiller Enhanced CAPE ® (the “Fund”) and Barclays has no responsibilities, obligations or duties to investors in the Fund. The Shiller Barclays CAPE® US Sector USD Index (the “Index”) is a trademark owned by Barclays and licensed for use by the Fund. While the Fund may execute transaction(s) with Barclays in or relating to the Index, Fund investors acquire interests solely in the Fund and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Fund. The Fund is not sponsored, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of the Fund or use of the Index or any data included therein. Barclays shall not be liable in any way to the Fund, investors or to other third parties in respect of the use or accuracy of the Index or any data included therein.

The Shiller Barclays CAPE® US Index Family (the “Index Family”) has been developed in part by RSBB-I, LLC, the research principal of which is Dr. Robert J. Shiller. RSBB-I, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Index Family or any data or methodology either included therein or upon which it is based. RSBB-I, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB-I, LLC is advised of the possibility of same.

Semi-Annual Report	September 30, 2017	13

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2017

Shiller Barclays CAPE® US Sector TR USD Index incorporates the principles of long-term investing distilled by Dr. Robert J. Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Alpha—A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.

Bank of America (BofA)/Merrill Lynch 3 Month Treasury Bill Index—This index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bank of America (BofA)/Merrill Lynch 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

Bank of America (BofA)/Merrill Lynch 1-3 Year Eurodollar Index—This Index is a subset of the BAML Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The BAML Eurodollar Index tracks the performance of US dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

Basis Point—A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Beta—The measure of a mutual fund’s volatility in relation to the market. By definition, the market has a beta of 1.0, and individual mutual funds are ranked according to how much they deviate from the market. A beta of above 1.0 means the fund swings more than the market. If the fund moves less than the market, the beta is less than 1.0.

Bloomberg Barclays Global Aggregate Bond Index—This index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays U.S. ABS Index—This index represents the ABS component of the Bloomberg Barclays U.S. Aggregate Index. It includes securities whose value and income payments are derived from and collateralized (‘or backed”) by a specified pool of underlying assets including credit cards, auto loans, etc.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Credit Index—This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. Long Government/Credit Index—The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. Treasury Total Return Index—The U.S. Treasury component of the U.S. Government index. This index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more.

Bloomberg Commodity Index Total Return (BCOM)—An index calculated on an excess return basis that reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Cash Flow—A measure of the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Citi High-Yield Cash-Pay Capped Index—This index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Citi World Government Bond Index (WGBI)—This index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

Convexity—A measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes. Convexity is used as a risk-management tool, and helps to measure the amount of market risk to which a portfolio of bonds is exposed.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Earnings Per Share—The portion of a company’s profits allocated to each outstanding share of common stock.

Eurostoxx 50 Index—A stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Borse Group and SIX group, with the goal of providing a blue-chip representation of Supersector leaders in the Eurozone.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

G10—A grouping of 10 countries identified by the World Trade Organization which are “vulnerable” to imports due to ongoing reform in the agricultural sector. This grouping includes Switzerland, Japan, South Korea, Taiwan, Liechtenstein, Israel, Norway, Iceland, Bulgaria and Mauritius.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

14	DoubleLine Funds Trust

(Unaudited) September 30, 2017

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. There is also a high yield sub-index and investment grade sub-index which are subsets of the EMBI.

Korea Composite Stock Price Index (Kospi)—A market capitalization weighted index of all common stocks traded on the Stock Market Division—previously, Korea Stock Exchange—of the Korea Exchange. It is the representative stock market index of South Korea, similar to the Dow Jones Industrial Average or S&P 500® in the United States.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCISM)—An index comprised of futures contracts selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically re-balanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—The Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

Morgan Stanley Capital International (MSCI) Europe Net Return USD Index—The Index is part of the Modern Index Strategy and represents the performance of large and mid-cap equities across 15 developed countries in Europe. The Index has a number of sub-Indexes which cover various sub-regions market segments/sizes, sectors and covers approximately 85% of the free float-adjusted market capitalization in each country.

Nikkei 225 Index—A price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Russell 2000 Index—A subset of the Russell 3000 Index representing approximately 10% of the total market capitalization and measuring the performance of the small-cap segment of the U.S. equity universe.

Shanghai Composite Index—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Shiller Barclays CAPE® U.S. Sector Total Return Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Shiller Barclays CAPE® Europe Sector Net TR Index—The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of reported earnings to account for earnings and market cycles.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P 500® Index—The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Goldman Sachs Commodity Index (GSCI)—This composite index of commodity sector returns represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

U.S. Dollar Index (DXY)—A weighted geometric mean of the United States dollar’s value relative to a basket of 6 major foreign currencies, including the Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish krona and Swiss franc.

Volatility Index (VIX)—This index shows the market’s expectation of 30-day volatility. This index is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Semi-Annual Report	September 30, 2017	15

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2017

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

16	DoubleLine Funds Trust

Standardized Performance Summary	(Unaudited) September 30, 2017

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios are taken from the most recent prospectus and may change over time. The Funds’ gross expense ratio also includes “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Performance data shown for the Multi-Asset Growth Fund Class reflects the Class A maximum sales charge of 4.25%. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. The Multi-Asset Growth Fund and Floating Rate Fund impose a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

DBLTX/DLTNX
Total Return Bond Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 9-30-17)	Gross/Net Expense Ratio
I-share (DBLTX)	2.49%	1.66%	3.15%	3.10%	6.57%	0.48%
N-share (DLTNX)	2.26%	1.41%	2.90%	2.84%	6.30%	0.73%
Bloomberg Barclays U.S. Aggregate Bond Index	2.31%	0.07%	2.71%	2.06%	3.65%
DBLFX/DLFNX
Core Fixed Income Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (6-1-10 to 9-30-17)	Gross/Net Expense Ratio
I-share (DBLFX)	2.79%	1.72%	3.40%	3.06%	5.62%	0.49%
N-share (DLFNX)	2.67%	1.47%	3.12%	2.80%	5.36%	0.74%
Bloomberg Barclays U.S. Aggregate Bond Index	2.31%	0.07%	2.71%	2.06%	3.38%
DBLEX/DLENX
Emerging Markets Fixed Income Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 9-30-17)	Gross/Net Expense Ratio
I-share (DBLEX)	5.16%	8.14%	5.11%	4.74%	6.48%	0.94%
N-share (DLENX)	5.03%	7.87%	4.82%	4.47%	6.22%	1.19%
JP Morgan Emerging Markets Bond Global Diversified Index	4.93%	4.61%	6.50%	4.91%	7.13%
DMLIX/DMLAX
Multi-Asset Growth Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (12-20-10 to 9-30-17)	Gross Expense Ratio	Net Expense Ratio*
I-share (DMLIX)	5.98%	13.88%	7.25%	4.99%	4.68%	1.33%	1.32%
A-share (DMLAX)						1.58%	1.57%
A-share (No Load)	5.87%	13.53%	6.97%	4.70%	4.41%
A-share (With Load)	1.37%	8.70%	5.43%	3.80%	3.74%
S&P 500® Index TR	7.71%	18.61%	10.81%	14.22%	13.31%
Blended Benchmark**	7.55%	10.31%	5.08%	6.33%	6.05%
DBLSX/DLSNX
Low Duration Bond Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (9-30-11 to 9-30-17)	Gross/Net Expense Ratio
I-share (DBLSX)	1.55%	2.45%	2.10%	1.97%	2.36%	0.45%
N-share (DLSNX)	1.42%	2.19%	1.85%	1.72%	2.10%	0.70%
Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index	0.41%	0.24%	0.76%	0.63%	0.62%

Semi-Annual Report	September 30, 2017	17

Standardized Performance Summary (Cont.)	(Unaudited) September 30, 2017

DBFRX/DLFRX
Floating Rate Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (2-1-13 to 9-30-17)	Gross/Net Expense Ratio
I-share (DBFRX)	2.05%	4.06%	3.35%	3.06%	0.71%
N-share (DLFRX)	1.92%	3.80%	3.09%	2.85%	0.96%
S&P LSTA Leveraged Loan Index	1.81%	5.30%	3.87%	3.85%
DSEEX/DSENX
Shiller Enhanced CAPE® Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (10-31-13 to 9-30-17)	Gross/Net Expense Ratio
I-share (DSEEX)	6.53%	19.11%	15.37%	15.84%	0.58%
N-share (DSENX)	6.40%	18.85%	15.07%	15.55%	0.83%
Shiller Barclays CAPE® U.S. Sector TR USD Index	6.01%	18.70%	14.46%	14.49%
S&P 500® Index TR	7.71%	18.61%	10.81%	11.98%
DFLEX/DLINX
Flexible Income Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (4-7-14 to 9-30-17)	Gross/Net Expense Ratio
I-share (DFLEX)	2.98%	4.79%	3.59%	3.68%	0.85%
N-share (DLINX)	2.75%	4.44%	3.30%	3.40%	1.10%
LIBOR USD 3-Month Index	0.62%	1.11%	0.66%	0.61%
Bank of America/Merrill Lynch 1-3 Year Eurodollar Index	1.05%	1.33%	1.53%	1.44%
DBLLX/DELNX
Low Duration Emerging Markets Fixed Income Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (4-7-14 to 9-30-17)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLLX)	2.42%	3.41%	2.81%	3.25%	0.75%	0.59%
N-share (DELNX)	2.27%	3.14%	2.59%	3.03%	1.00%	0.84%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	1.55%	3.20%	3.82%	3.55%
DBLDX/DLLDX
Long Duration Total Return Bond Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year		Since Inception Annualized (12-15-14 to 9-30-17)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLDX)	3.37%	-5.39%		2.98%	0.76%	0.65%
N-share (DLLDX)	3.24%	-5.64%		2.69%	1.01%	0.90%
Bloomberg Barclays U.S. Long Government/Credit Index	5.98%	-0.79%		3.99%
DBCMX/DLCMX
Strategic Commodity Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year		Since Inception Annualized (5-18-15 to 9-30-17)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBCMX)	2.57%	4.25%		-1.61%	1.84%	1.17%
N-share (DLCMX)	2.48%	4.05%		-1.89%	2.30%	1.42%
Bloomberg Commodity Index Total Return	-0.56%	-0.29%		-8.42%
DBLGX/DLGBX
Global Bond Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year		Since Inception Annualized (12-17-15 to 9-30-17)	Gross/Net Expense Ratio
I-share (DBLGX)	5.48%	-0.84%		3.55%	0.67%
N-share (DLGBX)	5.46%	-1.05%		3.33%	0.92%
Citi World Government Bond Index	4.76%	-2.69%		4.67%

18	DoubleLine Funds Trust

(Unaudited) September 30, 2017

BILDX/BILTX
Infrastructure Income Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year	Since Inception Annualized (4-1-16 to 9-30-17)	Gross Expense Ratio	Net Expense Ratio*
I-share (BILDX)	3.23%	2.80%	4.26%	0.80%	0.67%
N-share (BILTX)	3.13%	2.47%	3.95%	1.53%	0.92%
Bloomberg Barclays U.S. Aggregate Bond Index	2.31%	0.07%	1.86%
DBULX/DLUSX
Ultra Short Bond Fund Returns as of September 30, 2017	6-Months (Not Annualized)	1-Year	Since Inception Annualized (6-30-16 to 9-30-17)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBULX)	0.68%	1.02%	0.83%	4.83%	0.31%
N-share (DLUSX)	0.54%	0.75%	0.59%	5.38%	0.56%
Bank of America/Merrill Lynch 3 Month Treasury Bill Index	0.47%	0.66%	0.60%
DSEUX/DLEUX
Shiller Enhanced International CAPE® Returns as of September 30, 2017	6-Months (Not Annualized)		Since Inception Annualized (12-23-16 to 9-30-17)	Gross Expense Ratio	Net Expense Ratio***
I-share (DSEUX)	13.12%		23.03%	1.04%	0.66%
N-share (DLEUX)	13.00%		22.85%	1.29%	0.91%
MSCI Europe Net Return USD Index	14.29%		24.31%

*The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2018. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to Financial Statements.

**The Blended Benchmark for the Multi-Asset Growth Fund is 60% MSCI ACWI, 40% Bloomberg Barclays Global Aggregate Bond Index.

***The Adviser has contractually agreed to waive fees and reimburse expenses through December 21, 2018.

Mutual Fund Investing involves risk. Principal loss is possible.

Semi-Annual Report	September 30, 2017	19

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $1,506,623,892)				1,527,822,767	2.9%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $2,221,441,495)				2,237,839,300	4.2%

COMMERCIAL PAPERµ
	Total Commercial Paper (Cost $148,731,860)				148,733,544	0.3%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $24,284,128)				24,329,158	0.0%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,787,921,668)				3,630,594,105	6.8%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	CIM Trust
216,105,614	Series 2017-6-A1	3.02%	#^	06/25/2057	214,577,683	0.4%

	PR Mortgage Loan Trust
244,093,550	Series 2014-1-APT	5.91%	#^	10/25/2049	249,336,288	0.5%

	Securitized Mortgage Asset Loan Trust
355,390,093	Series 2015-1-PC	1.34%	#^¥	02/25/2054	272,009,678	0.5%

	Sequoia Mortgage Trust
223,174,800	Series 2016-2-A1	3.50%	#^	08/25/2046	228,452,103	0.4%

	VOLT LLC
181,287,727	Series 2017-NPL5-A1	3.38%	^ß	05/28/2047	182,869,353	0.3%
170,835,300	Series 2017-NPL3-A1	3.50%	^ß	03/25/2047	172,568,526	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					11,551,660,866	21.6%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $12,645,716,224)				12,871,474,497	24.0%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $76,372,902)				76,464,796	0.1%

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS

190,356,730	Federal Home Loan Mortgage Corporation	3.00%		08/15/2042	191,029,774	0.4%
	Series 267-30
	Series 269-30
	Series 274-30

282,152,452	Federal Home Loan Mortgage Corporation	3.00%		06/15/2040	288,565,161	0.5%
	Series 4323-GA
	Series 4390-NY

316,056,537	Federal Home Loan Mortgage Corporation	3.00%		12/15/2041	320,073,707	0.6%
	Series 4471-BA
	Series 4471-BC

446,527,494	Federal Home Loan Mortgage Corporation	3.00%		02/15/2044	452,964,567	0.9%
	Series 4471-GA
	Series 4527-CA
	Series 4527-GA
	Series 4588-DA

389,629,600	Federal Home Loan Mortgage Corporation	3.00%		06/15/2044	393,086,855	0.7%
	Series 4483-CA
	Series 4533-AB

	Federal Home Loan Mortgage Corporation
221,639,280	Series 4573-CA	3.00%		11/15/2044	219,392,899	0.4%

	Federal Home Loan Mortgage Corporation
190,680,449	Pool G08626	3.00%		02/01/2045	191,452,781	0.4%
264,621,021	Pool G08635	3.00%		04/01/2045	265,692,842	0.5%
405,167,563	Pool G08648	3.00%		06/01/2045	406,839,471	0.8%

206,086,532	Federal Home Loan Mortgage Corporation	3.00%		08/01/2045	207,173,417	0.4%
	Pool G08658
	Pool V81821

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation
610,689,428	Pool G08675	3.00%		11/01/2045	613,351,386	1.1%

309,698,691	Federal Home Loan Mortgage Corporation	3.00%		12/01/2045	311,111,000	0.6%
	Pool G08680
	Pool V82117

	Federal Home Loan Mortgage Corporation
184,067,537	Pool G08686	3.00%		01/01/2046	184,877,578	0.3%
242,430,196	Pool G08692	3.00%		02/01/2046	243,497,137	0.5%
485,210,724	Pool G08697	3.00%		03/01/2046	487,345,928	0.9%
662,426,888	Pool G08705	3.00%		05/01/2046	665,343,070	1.2%
172,590,990	Pool G08721	3.00%		09/01/2046	173,350,805	0.3%
242,506,662	Pool G60393	3.50%		01/01/2046	251,330,048	0.5%
4,434,148,267	Federal Home Loan Mortgage Corporation	2.00% – 18.81%	# I/F I/O	12/15/2030 – 10/15/2049	4,253,890,226	7.9%
2,178,025,878	Federal Home Loan Mortgage Corporation	2.50% – 6.00%		03/01/2028 – 01/01/2047	2,232,606,572	4.2%

	Federal Home Loan Mortgage Corporation Pass-Thru
251,080,730	Pool Z40117-Z4	3.00%		04/01/2045	252,185,774	0.5%

181,364,200	Federal National Mortgage Association	3.00%		11/25/2042	181,179,965	0.3%
	Series 2012-122-DB
	Series 2012-125-LA
	Series 2017-51-EA

209,537,379	Federal National Mortgage Association	3.00%		04/25/2044	216,173,868	0.4%
	Series 2014-21-GZ
	Series 2015-88-BA

263,578,519	Federal National Mortgage Association	3.00%		10/25/2044	251,656,892	0.5%
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2016-32-LA

	Federal National Mortgage Association
195,763,872	Series 2014-M11-1A	3.22%	#	08/25/2024	202,820,142	0.4%

312,331,961	Federal National Mortgage Association	3.00%		08/01/2046	312,108,986	0.6%
	Pool AS7661
	Pool MA2711

	Federal National Mortgage Association
366,517,279	Pool AS8356	3.00%		11/01/2046	366,255,352	0.7%
4,104,803,079	Federal National Mortgage Association	1.50% – 41.39%	# I/F I/O	01/25/2026 – 10/25/2050	3,883,156,540	7.3%

174,717,555	Federal National Mortgage Association Pass-Thru	3.50%		01/01/2032	182,595,350	0.3%
	Pool AB4167
	Pool AB4261
	Pool AK0713
	Pool MA0949

218,431,305	Federal National Mortgage Association Pass-Thru	3.00%		11/01/2042	220,303,171	0.4%
	Pool AB6854
	Pool AB7077

277,244,896	Federal National Mortgage Association Pass-Thru	3.00%		12/01/2032	284,407,968	0.5%
	Pool AB7344
	Pool MA1275

188,677,333	Federal National Mortgage Association Pass-Thru	3.50%		09/01/2042	192,586,955	0.4%
	Pool AP4787
	Pool AP4789
	Pool MA1179

220,392,188	Federal National Mortgage Association Pass-Thru	3.00%		12/01/2044	221,639,398	0.4%
	Pool AS3961
	Pool AS4154

	Federal National Mortgage Association Pass-Thru
314,438,052	Pool AS4625	3.00%		03/01/2045	315,981,456	0.6%
132,703,925	Pool AS4645	3.00%		03/01/2045	133,338,186	0.2%
83,105,802	Pool AY3974	3.00%		03/01/2045	83,502,736	0.2%
13,939,246	Pool AY5471	3.00%		03/01/2045	13,929,306	0.0%
264,172,856	Pool MA1237	3.00%		11/01/2032	270,998,906	0.5%
5,501,841,907	Federal National Mortgage Association Pass-Thru	2.50% – 6.50%		01/01/2019 – 09/01/2053	5,672,511,747	10.6%

Other US Government / Agency Mortgage Backed Obligationsµ					1,038,856,234	0.4%

	Total US Government / Agency Mortgage Backed Obligations (Cost $26,402,487,696)				26,649,164,156	49.8%

US GOVERNMENT AND AGENCY OBLIGATIONS
522,645,000	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2020	525,208,871	1.0%
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,304,193,366	2.5%
700,000,000	United States Treasury Notes	2.00%		02/15/2023	700,314,454	1.3%

Other US Government and Agency Obligationsµ					67,989,019	0.1%

	Total US Government and Agency Obligations (Cost $2,600,018,411)				2,597,705,710	4.9%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	21

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
SHORT TERM INVESTMENTS
288,302,310	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	♦		288,302,310	0.5%
890,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/11/2017 –01/29/2018	888,919,850	1.7%
288,302,310	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	♦		288,302,310	0.5%
288,302,310	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	♦		288,302,310	0.5%
250,000,000	United States Treasury Bills	0.00%		10/26/2017	249,844,582	0.5%
250,000,000	United States Treasury Bills	0.00%		11/30/2017	249,598,808	0.5%
250,000,000	United States Treasury Bills	0.00%		12/21/2017	249,448,450	0.5%
250,000,000	United States Treasury Bills	0.00%		12/28/2017	249,374,688	0.5%
250,000,000	United States Treasury Bills	0.00%		01/25/2018	249,177,448	0.5%
250,000,000	United States Treasury Bills	0.00%		02/22/2018	248,906,830	0.5%
250,000,000	United States Treasury Bills	0.00%		03/22/2018	248,617,500	0.5%

Other Short Term Investmentsµ					199,912,500	0.4%

	Total Short Term Investments (Cost $3,698,445,160)				3,698,707,586	6.9%

	Total Investments (Cost $53,112,043,436)				53,462,835,619	99.9%
	Other Assets in Excess of Liabilities				58,429,989	0.1%

	NET ASSETS				$53,521,265,608	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	49.8%
Non-Agency Residential Collateralized Mortgage Obligations	24.0%
Short Term Investments	6.9%
Non-Agency Commercial Mortgage Backed Obligations	6.8%
US Government and Agency Obligations	4.9%
Collateralized Loan Obligations	4.2%
Asset Backed Obligations	2.9%
Commercial Paper	0.3%
US Corporate Bonds	0.1%
Foreign Corporate Bonds	0.0%	~
Other Assets and Liabilities	0.1%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	49.8%
Non-Agency Residential Collateralized Mortgage Obligations	24.0%
Short Term Investments	6.9%
Non-Agency Commercial Mortgage Backed Obligations	6.8%
US Government and Agency Obligations	4.9%
Collateralized Loan Obligations	4.2%
Asset Backed Obligations	2.9%
Banking	0.2%
Automotive	0.1%
Beverage and Tobacco	0.1%
Utilities	0.0%	~
Conglomerate	0.0%	~
Food Products	0.0%	~
Pharmaceuticals	0.0%	~
Technology	0.0%	~
Healthcare	0.0%	~
Finance	0.0%	~
Oil & Gas	0.0%	~
Other Assets and Liabilities	0.1%

	100.0%

#	Includes variable rate securities. Certain coupons are based on reference interest rate and spread or are based on the weighted average coupon of the underlying collateral. The interest rate may also be subject to a cap or floor.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of all such securities including those in “Other Securities” amounted to $11,529,008,932 or 21.5% of net assets.

¥	Illiquid security

ß	Step coupon bond. The interest rate shown is the rate in effect as of September 30, 2017.

I/F	Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Includes interest only securities

♦	Seven-day yield as of September 30, 2017

µ	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2017.

~	Represents less than 0.05% of net assets

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS
	Total Asset Backed Obligations (Cost $179,892,190)µ				182,970,309	1.9%

BANK LOANS
	Total Bank Loans (Cost $271,839,390)µ				272,557,228	2.9%

COLLATERALIZED LOAN OBLIGATIONS
	Total Collateralized Loan Obligations (Cost $267,341,208)µ				271,184,341	2.8%

FOREIGN CORPORATE BONDS
	Total Foreign Corporate Bonds (Cost $818,482,705)µ				820,864,638	8.6%

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES
26,931,000	Mexico Government International Bond	4.15%		03/28/2027	28,339,491	0.3%

Other Foreign Government Bonds and Notes, Supranationals and Foreign Agenciesµ					203,301,154	2.1%

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $224,704,490)				231,640,645	2.4%

MUNICIPAL BONDS
	Total Municipal Bonds (Cost $4,803,795)µ				5,030,598	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $647,518,267)µ				636,799,738	6.7%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Bayview Opportunity Master Fund Trust
39,182,563	Series 2017-RN6-A1	3.10%	^ß	08/28/2032	39,477,491	0.4%

	CIM Trust
39,471,345	Series 2017-6-A1	3.02%	#^	06/25/2057	39,192,271	0.4%

	CSMC Trust
40,759,484	Series 2015-RPL3-A1	3.75%	^ß	12/25/2056	40,909,984	0.4%
38,285,476	Series 2014-WIN2-A3	3.50%	#^	10/25/2044	38,429,813	0.4%

	Impac Secured Assets Trust
36,374,081	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%)	1.51%		02/25/2037	30,577,187	0.3%

	Option One Mortgage Loan Trust
33,873,209	Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%)	1.43%		07/25/2037	27,638,950	0.3%

	Preston Ridge Partners Mortgage Trust
40,000,000	Series 2017-A1-2A	3.47%	^ß	09/25/2022	40,000,000	0.4%

	Pretium Mortgage Credit Partners LLC
23,333,073	Series 2017-NPL2-A1	3.25%	^ß	03/28/2057	23,397,463	0.3%

	Securitized Mortgage Asset Loan Trust
44,570,078	Series 2015-1-PC	1.34%	#^¥	02/25/2054	34,113,198	0.4%

	Shellpoint Co-Originator Trust
28,402,939	Series 2016-1-1A10	3.50%	#^	11/25/2046	29,053,798	0.3%

	VOLT LLC
27,139,299	Series 2017-NPL2-A1	3.50%	#^ß	03/25/2047	27,404,339	0.3%
29,989,209	Series 2017-NPL4-A1	3.38%	#^ß	04/25/2047	30,227,095	0.3%
40,000,000	Series 2017-NPL9-A1	3.13%	#^ß	09/25/2047	40,044,124	0.4%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					508,363,369	5.3%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $939,223,900)				948,829,082	9.9%

US CORPORATE BONDS
	Total US Corporate Bonds (Cost $1,235,269,632)µ				1,260,169,160	13.2%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	23

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation
21,546,188	Series 3967-ZP	4.00%		09/15/2041	23,343,620	0.2%
24,664,947	Series 4057-ZA	4.00%		06/15/2042	26,248,199	0.3%
28,067,342	Series 4165-ZT	3.00%		02/15/2043	25,962,833	0.3%
26,375,348	Series 4471-BA	3.00%		12/15/2041	26,591,623	0.3%
37,666,497	Series 4471-GA	3.00%		02/15/2044	38,122,077	0.4%
62,926,992	Series 4542-AC	2.70%		01/15/2045	62,929,018	0.7%

	Federal Home Loan Mortgage Corporation
40,606,299	Pool G08622	3.00%		01/01/2045	40,770,771	0.4%
51,929,774	Pool G08701	3.00%		04/01/2046	52,158,382	0.5%
61,106,540	Pool G08721	3.00%		09/01/2046	61,375,555	0.7%
44,640,008	Pool V82851	3.00%		01/01/2047	44,843,443	0.5%
207,199,142	Federal Home Loan Mortgage Corporation	3.00% – 10.82%	# I/F I/O	12/15/2030 – 01/15/2054	200,714,199	2.1%
48,127,405	Federal Home Loan Mortgage Corporation	3.00% – 5.50%		07/01/2035 – 01/01/2046	49,281,909	0.4%
	Federal National Mortgage Association
31,439,458	Series 2013-6-ZB	3.00%		02/25/2043	29,017,482	0.3%

33,623,374	Federal National Mortgage Association	3.00%		11/25/2044	31,611,478	0.3%
	Series 2014-70-VZ
	Series 2014-73-CZ
	Federal National Mortgage Association
29,696,492	Series 2015-09-HA	3.00%		01/25/2045	30,248,592	0.3%
	Federal National Mortgage Association
49,763,852	Pool AS7661	3.00%		08/01/2046	49,728,312	0.5%

63,525,278	Federal National Mortgage Association	3.00%		12/01/2046	63,873,570	0.7%
	Pool AS8522
	Pool BC9081
	Federal National Mortgage Association
29,547,033	Pool MA2649	3.00%		06/01/2046	29,525,945	0.3%
66,684,961	Pool MA2737	3.00%		09/01/2046	66,935,609	0.7%
84,382,165	Federal National Mortgage Association	3.00% – 41.39%	I/F I/O	04/25/2026 – 04/25/2050	83,918,005	0.9%
	Federal National Mortgage Association Pass-Thru
31,086,560	Pool AS4645	3.00%		03/01/2045	31,235,139	0.3%
133,920,224	Federal National Mortgage Association	2.50% – 5.50%		12/01/2029 – 09/01/2046	135,140,135	1.4%

Other US Government / Agency Mortgage Backed Obligationsµ					91,098,306	1.0%

	Total US Government / Agency Mortgage Backed Obligations (Cost $1,282,108,209)				1,294,674,202	13.5%

US GOVERNMENT AND AGENCY OBLIGATIONS
42,777,950	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2022	42,776,709	0.4%
197,150,000	United States Treasury Notes	2.75%		11/15/2042	194,539,302	2.0%
121,100,000	United States Treasury Notes	2.88%		08/15/2045	121,596,699	1.3%
25,900,000	United States Treasury Notes	1.00%		05/15/2018	25,865,096	0.3%
360,000,000	United States Treasury Notes	0.75%		10/31/2018	357,609,377	3.7%
242,500,000	United States Treasury Notes	2.25%		03/31/2021	246,786,377	2.6%
254,900,000	United States Treasury Notes	2.00%		08/31/2021	256,871,493	2.7%
280,400,000	United States Treasury Notes	1.75%		03/31/2022	278,767,985	2.9%
265,500,000	United States Treasury Notes	1.88%		08/31/2024	260,692,998	2.7%
131,700,000	United States Treasury Notes	2.38%		05/15/2027	132,211,881	1.4%
47,150,000	United States Treasury Notes	1.00% – 1.75%		05/31/2018 – 05/15/2026	46,134,777	0.5%

	Total US Government and Agency Obligations (Cost $1,965,300,668)				1,963,852,694	20.5%

EXCHANGE TRADED FUNDS AND COMMON STOCKS
	Total Exchange Traded Funds and Common Stocks (Cost $16,246,080)µ				3,223,897	0.0%

AFFILIATED MUTUAL FUNDS
44,205,988	DoubleLine Global Bond Fund (Class I)				465,046,991	4.9%
43,920,159	DoubleLine Infrastructure Income Fund (Class I)				449,303,224	4.7%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				49,750,000	0.5%

	Total Affiliated Mutual Funds (Cost $940,900,000)				964,100,215	10.1%

WARRANTS
	Total Warrants (Cost $237,990)µ				3,355	0.0%

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
SHORT TERM INVESTMENTS
175,047,183	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	♦		175,047,183	1.8%
175,047,183	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	♦		175,047,183	1.8%
175,047,183	Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Share Class	0.90%	♦		175,047,183	1.8%
140,500,000	United States Treasury Bills	0.00%		12/07/2017	140,247,541	1.5%
110,800,000	United States Treasury Bills	0.00%		03/08/2018	110,246,444	1.2%

	Total Short Term Investments (Cost $775,647,560)				775,635,534	8.1%

	Total Investments (Cost $9,569,516,084)				9,631,535,636	100.7%
	Liabilities in Excess of Other Assets				(71,500,595)	(0.7)%

	NET ASSETS				$9,560,035,041	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	20.5%
US Government / Agency Mortgage Backed Obligations	13.5%
US Corporate Bonds	13.2%
Affiliated Mutual Funds	10.1%
Non-Agency Residential Collateralized Mortgage Obligations	9.9%
Foreign Corporate Bonds	8.6%
Short Term Investments	8.1%
Non-Agency Commercial Mortgage Backed Obligations	6.7%
Bank Loans	2.9%
Collateralized Loan Obligations	2.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.4%
Asset Backed Obligations	1.9%
Municipal Bonds	0.1%
Exchange Traded Funds and Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	(0.7)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	20.5%
US Government / Agency Mortgage Backed Obligations	13.5%
Affiliated Mutual Funds	10.1%
Non-Agency Residential Collateralized Mortgage Obligations	9.9%
Short Term Investments	8.1%
Non-Agency Commercial Mortgage Backed Obligations	6.7%
Banking	4.6%
Collateralized Loan Obligations	2.8%
Oil & Gas	2.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.4%
Asset Backed Obligations	1.9%
Telecommunications	1.7%
Technology	1.4%
Utilities	1.2%
Transportation	1.1%
Healthcare	1.1%
Finance	0.9%
Media	0.9%
Insurance	0.8%
Pharmaceuticals	0.7%
Automotive	0.6%
Food Products	0.5%
Hotels/Motels/Inns and Casinos	0.4%
Financial Intermediaries	0.4%
Food/Drug Retailers	0.4%
Consumer Products	0.4%
Retailers (other than Food/Drug)	0.4%
Energy	0.4%
Beverage and Tobacco	0.4%
Health Care Providers & Services	0.4%
Chemicals/Plastics	0.3%
Pulp & Paper	0.3%
Aerospace & Defense	0.3%
Leisure	0.3%
Containers and Glass Products	0.2%
Electronics/Electric	0.2%
Conglomerates	0.2%
Business Equipment and Services	0.2%
Mining	0.2%
Software	0.2%
Real Estate	0.2%
Building and Development (including Steel/Metals)	0.2%
Cosmetics/Toiletries	0.1%
Environmental Control	0.1%
Commercial Services	0.1%
Municipal Bonds	0.1%
Construction	0.1%
Industrial Equipment	0.0%	~
Other Assets and Liabilities	(0.7)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	25

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2017

#	Includes variable rate securities. Certain coupons are based on reference interest rate and spread or are based on the weighted average coupon of the underlying collateral. Interest rate may also be subject to a cap or floor.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of all such securities including those in “Other Securities” amounted to $1,905,896,748 or 19.9% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

♦	Seven-day yield as of September 30, 2017

ß	Step coupon bond. The interest rate shown is the rate in effect as of September 30, 2017.

¥	Illiquid security

µ	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2017.

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2017 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at September 30, 2017	Value at September 30, 2017	Change in Unrealized for the Period Ended September 30, 2017	Dividend Income Earned in the Period Ended September 30, 2017	Net Realized Gain (Loss) in the Period Ended September 30, 2017
DoubleLine Global Bond Fund	$383,301,511	$62,400,000	$—	44,205,988	$465,046,991	$19,345,480	$3,030,706	$—
DoubleLine Infrastructure Income Fund	373,519,556	69,500,000	—	43,920,159	449,303,224	6,283,668	6,740,082	—
DoubleLine Long Duration Total Return Bond Fund	48,950,000	—	—	5,000,000	49,750,000	800,000	847,870	—

	$805,771,067	$131,900,000	$—	93,126,147	$964,100,215	$26,429,148	$10,618,658	$—

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 72.5%

ARGENTINA 0.1%
800,000	Aeropuerto Argentina S.A.	6.88%	^	02/01/2027	854,800

					854,800

BRAZIL 5.3%
4,500,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	4,252,500
2,200,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	2,079,000
7,631,000	Cosan Overseas Ltd.	8.25%	†	11/05/2017	7,802,697
8,800,000	Globo Comunicacao e Participacoes S.A.	5.13%	^	03/31/2027	8,910,000
4,000,000	Magnesita Finance Ltd.	8.63%	†	10/30/2017	4,004,000
3,500,000	MARB BondCo PLC	7.00%	^	03/15/2024	3,456,250
3,000,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	3,114,600
4,400,000	Minerva Luxembourg S.A. (5 Year Constant Maturity Treasury Rate + 3.00%)	8.75%	^†	04/03/2019	4,653,000
700,000	Minerva Luxembourg S.A. (5 Year Constant Maturity Treasury Rate + 3.00%)	8.75%	†	04/03/2019	740,250
11,000,000	OAS Financial Ltd. (5 Year Constant Maturity Treasury Rate + 3.00%)	8.88%	^†Ω	04/25/2018	866,250
4,900,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	1,923,250
3,500,000	Odebrecht Finance Ltd.	7.50%	†	10/30/2017	1,338,750
2,800,000	Petrobras Global Finance B.V.	7.38%		01/17/2027	3,088,400
17,000,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	17,765,000

					63,993,947

CHILE 10.3%
7,706,000	Banco de Credito e Inversiones	4.00%		02/11/2023	8,190,936
6,771,000	Banco del Estado de Chile	4.13%		10/07/2020	7,148,045
5,573,000	Banco del Estado de Chile	3.88%		02/08/2022	5,907,477
1,385,000	Banco Santander	3.88%		09/20/2022	1,457,803
1,624,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	1,766,752
1,721,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	1,837,569
4,002,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	4,238,607
9,500,000	Colbun S.A.	6.00%		01/21/2020	10,322,391
29,500,000	Corpbanca S.A.	3.88%		09/22/2019	30,492,447
2,950,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	3,001,625
7,704,000	E.CL S.A.	5.63%		01/15/2021	8,439,204
12,633,000	Embotelladora Andina S.A.	5.00%		10/01/2023	13,954,073
12,545,274	Guanay Finance Ltd.	6.00%		12/15/2020	12,921,632
1,665,000	Inversiones CMPC S.A.	6.13%		11/05/2019	1,797,466
10,600,000	SURA Asset Management S.A.	4.38%	^	04/11/2027	10,812,000
900,000	Transelec S.A.	4.63%		07/26/2023	964,631
1,504,000	Transelec S.A.	3.88%		01/12/2029	1,504,000

					124,756,658

CHINA 7.2%
2,000,000	CNOOC Finance Ltd.	4.25%		01/26/2021	2,105,524
4,000,000	CNOOC Finance Ltd.	3.88%		05/02/2022	4,188,384

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
20,900,000	CNOOC Finance Ltd.	3.50%		05/05/2025	21,255,572
250,000	CNPC General Capital Ltd.	2.75%		05/14/2019	251,734
350,000	CNPC General Capital Ltd.	2.70%		11/25/2019	352,954
1,200,000	CNPC General Capital Ltd.	3.95%		04/19/2022	1,261,048
8,665,000	CNPC General Capital Ltd.	3.40%		04/16/2023	8,848,621
18,064,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	19,224,471
4,000,000	Sinopec Group Overseas Development Ltd.	2.25%	^	09/13/2020	3,989,964
4,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	4,030,968
20,000,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	19,089,840
2,800,000	Sinopec Group Overseas Development Ltd.	3.63%	^	04/12/2027	2,858,769

					87,457,849

COSTA RICA 1.1%
2,850,000	Banco de Costa Rica	5.25%		08/12/2018	2,901,585
970,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	986,558
7,500,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	7,826,100
1,400,000	Banco Nacional de Costa Rica	5.88%		04/25/2021	1,460,872

					13,175,115

DOMINICAN REPUBLIC 1.4%
7,500,000	AES Andres B.V.	7.95%	^	05/11/2026	8,152,500
1,800,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,899,000
6,898,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	7,277,390

					17,328,890

GUATEMALA 1.1%
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,562,500
1,800,000	Guatemala Energuate Trust	5.88%	^	05/03/2027	1,869,750
5,900,000	Industrial Senior Trust	5.50%	^	11/01/2022	6,018,000
3,400,000	Industrial Senior Trust	5.50%		11/01/2022	3,468,000

					13,918,250

HONG KONG 2.5%
500,000	CK Hutchison International Ltd.	2.25%	^	09/29/2020	498,932
300,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	301,848
3,799,000	CK Hutchison International Ltd.	2.88%		04/05/2022	3,822,398
6,000,000	CK Hutchison International Ltd.	2.75%	^	03/29/2023	5,970,934
11,801,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	11,952,321
7,000,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	7,174,104

					29,720,537

INDIA 12.2%
1,856,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	1,910,821
1,753,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	1,880,268
8,585,000	Bharti Airtel Ltd.	5.13%		03/11/2023	9,068,533
10,000,000	Bharti Airtel Ltd.	4.38%		06/10/2025	10,142,716

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	27

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
19,195,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	20,032,132
700,000	Export-Import Bank of India	2.75%		04/01/2020	703,927
6,317,000	Export-Import Bank of India	3.13%		07/20/2021	6,398,382
8,900,000	Export-Import Bank of India	4.00%		01/14/2023	9,336,563
5,342,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	5,882,894
21,625,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	24,458,718
2,582,000	ONGC Videsh Ltd.	2.88%		01/27/2022	2,567,451
25,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	24,976,450
3,500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,697,875
23,275,000	Reliance Holdings, Inc.	5.40%		02/14/2022	25,592,793
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	662,341

					147,311,864

ISRAEL 0.2%
800,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	827,336
2,020,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,095,609

					2,922,945

JAMAICA 1.5%
7,500,000	Digicel Ltd.	7.13%	^	04/01/2022	6,834,375
12,000,000	Digicel Ltd.	7.13%		04/01/2022	10,935,000

					17,769,375

MALAYSIA 6.0%
18,950,000	Axiata SPV2 BHD	3.47%		11/19/2020	19,434,855
19,400,000	Gohl Capital Ltd.	4.25%		01/24/2027	20,033,817
4,200,000	Malayan Banking BHD (5 Year Constant Maturity Treasury Rate + 3.00%)	3.91%		10/29/2026	4,323,766
15,400,000	Petronas Capital Ltd.	3.50%		03/18/2025	15,893,986
12,400,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	12,512,443

					72,198,867

MEXICO 2.8%
3,000,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	3,212,175
6,850,000	Banco Santander (5 Year Constant Maturity Treasury Rate + 3.00%)	5.95%		01/30/2024	7,175,375
1,787,000	BBVA Bancomer S.A. (5 Year Constant Maturity Treasury Rate + 3.00%)	5.35%		11/12/2029	1,818,273
8,500,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	8,500,000
7,104,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	7,104,000
1,500,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	1,605,000
2,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	2,084,000
2,376,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	2,471,040

					33,969,863

PANAMA 4.4%
1,193,000	Autoridad del Canal de Panama	4.95%		07/29/2035	1,328,704
3,225,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	3,305,625

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,000,000	Banistmo S.A.	3.65%	^	09/19/2022	4,014,000
7,588,535	ENA Norte Trust	4.95%		04/25/2023	7,930,018
17,100,000	Global Bank Corporation	5.13%		10/30/2019	17,903,700
1,500,000	Global Bank Corporation	4.50%	^	10/20/2021	1,539,000
14,107,000	Panama Metro Line SP	0.00%	^	12/05/2022	12,893,798
4,800,000	Panama Metro Line SP	0.00%		12/05/2022	4,387,200

					53,302,045

PARAGUAY 0.0%
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	417,940

					417,940

PERU 6.8%
3,900,000	Ajecorp B.V.	6.50%		05/14/2022	3,617,250
12,155,000	Banco de Credito del Peru	2.25%		10/25/2019	12,197,542
5,290,000	Banco de Credito del Peru	5.38%		09/16/2020	5,779,325
11,618,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	12,786,771
2,100,000	Banco International del Peru S.A.A. (5 Year Constant Maturity Treasury Rate + 3.00%)	8.50%		04/23/2070	2,325,750
2,800,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	3,059,000
4,290,000	Camposol S.A.	10.50%	^	07/15/2021	4,676,100
1,700,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	1,734,000
3,601,000	Corporacion Financiera de Desarrollo S.A.	4.75%		07/15/2025	3,889,080
2,000,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	2,053,000
8,400,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	8,622,600
2,100,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	2,058,000
2,730,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	2,675,400
16,488,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	17,147,520

					82,621,338

PHILIPPINES 0.4%
4,500,000	BDO Unibank, Inc.	2.63%		10/24/2021	4,488,575

					4,488,575

QATAR 1.3%
15,138,000	Ooredoo International Finance Ltd.	3.88%		01/31/2028	15,282,068

					15,282,068

SINGAPORE 7.8%

	DBS Group Holdings Ltd.
500,000	(3 Month LIBOR USD + 0.62%)	1.93%		07/25/2022	501,905
	DBS Group Holdings Ltd.
17,700,000	(3 Month LIBOR USD + 0.62%)	1.93%	^	07/25/2022	17,767,432
	DBS Group Holdings Ltd.
7,000,000	(5 Year Constant Maturity Treasury Rate + 3.00%)	3.60%	†	09/07/2021	7,026,663
8,000,000	Oversea-Chinese Banking Corporation (5 Year Constant Maturity Treasury Rate + 3.00%)	4.00%		10/15/2024	8,216,865

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
252,000	Singtel Group Treasury	4.50%		09/08/2021	270,933
30,468,000	Temasek Financial Ltd.	2.38%		01/23/2023	30,510,846
10,038,000	United Overseas Bank Ltd. (5 Year Constant Maturity Treasury Rate + 3.00%)	3.75%		09/19/2024	10,276,553
19,660,000	United Overseas Bank Ltd. (5 Year Constant Maturity Treasury Rate + 3.00%)	3.50%		09/16/2026	20,025,676

					94,596,873

TRINIDAD & TOBAGO 0.1%
1,700,000	National Gas Company of Trinidad and Tobago Ltd.	6.05%		01/15/2036	1,763,750

					1,763,750

	Total Foreign Corporate Bonds (Cost $882,126,915)				877,851,549

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 26.3%

ARGENTINA 1.4%
9,350,000	Argentine Republic Government International Bond	6.88%		01/26/2027	10,112,025
5,900,000	Provincia de Buenos Aires	7.88%	^	06/15/2027	6,409,170

					16,521,195

BRAZIL 1.0%
12,200,000	Brazilian Government International Bond	5.63%		01/07/2041	12,322,000

					12,322,000

CHILE 3.7%
15,400,000	Chile Government International Bond	3.13%		03/27/2025	15,892,800
23,900,000	Chile Government International Bond	3.13%		01/21/2026	24,557,250
4,000,000	Chile Government International Bond	3.86%		06/21/2047	4,087,500

					44,537,550

COSTA RICA 1.5%
15,808,000	Costa Rica Government International Bond	10.00%		08/01/2020	18,416,320

					18,416,320

DOMINICAN REPUBLIC 1.3%
14,100,000	Dominican Republic International Bond	5.95%	^	01/25/2027	15,192,750

					15,192,750

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
GUATEMALA 0.4%
4,900,000	Guatemala Government Bond	4.50%		05/03/2026	4,942,875

					4,942,875

INDONESIA 3.5%
12,300,000	Indonesia Government International Bond	4.88%		05/05/2021	13,279,719
19,800,000	Perusahaan Penerbit	4.15%	^	03/29/2027	20,468,250
7,900,000	Perusahaan Penerbit	4.15%		03/29/2027	8,166,625

					41,914,594

ISRAEL 1.9%
6,500,000	Israel Government International Bond	4.00%		06/30/2022	6,986,928
5,000,000	Israel Government International Bond	3.15%		06/30/2023	5,183,790
11,000,000	Israel Government International Bond	2.88%		03/16/2026	11,119,416

					23,290,134

MALAYSIA 1.1%
9,300,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	9,368,820
3,930,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	3,975,318

					13,344,138

MEXICO 3.3%
5,200,000	Mexico Government International Bond	4.00%		10/02/2023	5,510,440
13,000,000	Mexico Government International Bond	4.13%		01/21/2026	13,711,750
15,000,000	Mexico Government International Bond	4.15%		03/28/2027	15,784,500
5,300,000	Mexico Government International Bond	4.75%		03/08/2044	5,474,900

					40,481,590

PANAMA 3.4%
6,900,000	Panama Government International Bond	4.00%		09/22/2024	7,383,000
25,200,000	Panama Government International Bond	3.88%		03/17/2028	26,460,000
7,100,000	Panama Government International Bond	4.50%		05/15/2047	7,508,250

					41,351,250

PHILIPPINES 3.6%
26,400,000	Philippine Government International Bond	4.20%		01/21/2024	29,050,692
14,500,000	Philippine Government International Bond	3.70%		02/02/2042	14,491,213

					43,541,905

POLAND 0.2%
2,000,000	Republic of Poland Government International Bond	5.13%		04/21/2021	2,195,200

					2,195,200

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $309,386,893)				318,051,501

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	29

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2017

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.3%
114,249	Frontera Energy Corporation *				3,998,706

	Total Exchange Traded Funds and Common Stocks (Cost $20,010,064)				3,998,706

SHORT TERM INVESTMENTS 1.7%
6,887,173	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	◆		6,887,173
6,887,173	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	◆		6,887,173
6,887,173	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	◆		6,887,173

	Total Short Term Investments (Cost $20,661,519)				20,661,519

	Total Investments 100.8% (Cost $1,232,185,391)				1,220,563,275
	Liabilities in Excess of Other Assets (0.8)%				(9,305,311)

	NET ASSETS 100.0%				$1,211,257,964

INVESTMENT BREAKDOWN as a % of Net Assets:
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	26.3%
Banking	21.9%
Oil & Gas	21.1%
Telecommunications	6.2%
Transportation	4.9%
Finance	3.6%
Utilities	2.6%
Conglomerates	2.5%
Consumer Products	2.4%
Hotels/Motels/Inns and Casinos	1.8%
Short Term Investments	1.7%
Beverage and Tobacco	1.5%
Chemicals/Plastics	1.3%
Media	0.9%
Building and Development (including Steel/Metals)	0.8%
Pulp & Paper	0.7%
Construction	0.4%
Technology	0.2%
Other Assets and Liabilities	(0.8)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Chile	14.0%
India	12.2%
Panama	7.8%
Singapore	7.7%
China	7.2%
Malaysia	7.1%
Peru	6.8%
Brazil	6.3%
Mexico	6.1%
Philippines	4.0%
Indonesia	3.5%
Dominican Republic	2.7%
Costa Rica	2.6%
Hong Kong	2.5%
Israel	2.2%
United States	1.7%
Guatemala	1.6%
Jamaica	1.5%
Argentina	1.4%
Qatar	1.3%
Colombia	0.3%
Poland	0.2%
Trinidad & Tobago	0.1%
Paraguay	0.0%	~
Other Assets and Liabilities	(0.8)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $200,694,903 or 16.6% of net assets.

†	Perpetual Maturity

◆	Seven-day yield as of September 30, 2017

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

*	Non-income producing security

~	Represents less than 0.05% of net assets

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 10.6%

	AmeriCredit Automobile Receivables Trust,
261,780	Series 2017-2-A1	1.20%		05/18/2018	261,765

	Arcadia Receivables Credit Trust,
560,811	Series 2017-1-A	3.25%	^	06/15/2023	564,893

	AVANT Loans Funding Trust,
496,797	Series 2015-A-B	6.00%	^	08/16/2021	499,325

	BMW Vehicle Lease Trust,
128,305	Series 2017-1-A1	1.00%		03/20/2018	128,306

	CarMax Auto Owner Trust,
700,079	Series 2017-3-A1	1.35%		08/15/2018	699,992

	Citi Held For Asset Issuance,
154,245	Series 2015-PM1-B	2.93%	^	12/15/2021	154,281
500,000	Series 2015-PM1-C	5.01%	^	12/15/2021	503,780

	CNH Equipment Trust,
882,312	Series 2017-B-A1	1.30%		08/15/2018	882,338

	Drive Auto Receivables Trust,
762,641	Series 2017-1-A1	1.35%		07/16/2018	762,645
538,945	Series 2017-2-A1	1.35%		08/15/2018	538,949

	Ford Credit Auto Owner Trust,
1,582,043	Series 2017-BA-1	1.30%		07/15/2018	1,582,061

	GM Financial Automobile Leasing Trust,
908,620	Series 2017-2A-1	1.25%		06/20/2018	908,634

	GM Financial Consumer Automobile Receivables Trust,
1,905,168	Series 2017-2A-A1	1.35%	^	07/16/2018	1,905,227

	LendingClub Issuance Trust,
203,849	Series 2016-NP2-A	3.00%	^	01/17/2023	204,543

	MarketPlace Loan Trust,
103,837	Series 2015-CB1-A	4.00%	^	07/15/2021	103,711

	Marlette Funding Trust,
862,325	Series 2017-2A-A	2.39%	^	07/15/2024	863,410

	Santander Drive Auto Receivables Trust,
419,962	Series 2017-2-A1	1.30%		06/15/2018	419,964

	Securitized Term Auto Receivables Trust,
5,000,000	Series 2017-2A-A1	1.42%	^	10/25/2018	5,000,210

	SoFi Consumer Loan Program,
858,928	Series 2017-3-A	2.77%	^	05/25/2026	862,804
767,168	Series 2017-2-A	3.28%	^	02/25/2026	777,783
3,000,000	Series 2017-5-A1	2.14%	^	09/25/2026	2,997,866

	Westlake Automobile Receivables Trust,
9,329	Series 2017-1A-A1	1.10%	^	03/15/2018	9,329
714,553	Series 2017-2A-A1	1.45%	^	08/15/2018	714,581

	Total Asset Backed Obligations (Cost $21,320,451)				21,346,397

COLLATERALIZED LOAN OBLIGATIONS 3.7%

	AIMCO,
1,000,000	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	2.41%	^	07/20/2026	1,001,234

	Atrium Corporation,
1,000,000	Series 10A-AR (3 Month LIBOR USD + 0.95%)	2.25%	^	07/16/2025	1,002,242

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-E (3 Month LIBOR USD + 4.40%)	5.70%	^	04/17/2025	942,500
1,000,000	Series 2013-1A-SUB	6.81%	^@	04/17/2025	378,332

	Cent Ltd.,
1,000,000	Series 2013-18A-E (3 Month LIBOR USD + 4.60%)	5.91%	^	07/23/2025	978,492
1,000,000	Series 2013-18A-SUB	7.58%	^@	07/23/2025	546,016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Crown Point Ltd.,
1,000,000	Series 2013-2A-A1LR	0.00%	#^	12/31/2023	1,000,000

	MP Ltd.,
500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.25%)	2.55%	^	07/18/2026	502,289

	Venture Ltd.,
1,179,882	Series 2007-8A-A2A (3 Month LIBOR USD + 0.22%)	1.53%	^	07/22/2021	1,180,077

	Total Collateralized Loan Obligations (Cost $8,291,197)				7,531,182

MUNICIPAL BONDS 0.6%
2,500,000	Commonwealth of Puerto Rico General Obligation	8.00%	Ω	07/01/2035	1,218,750

	Total Municipal Bonds (Cost $2,249,008)				1,218,750

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 6.8%

	Adjustable Rate Mortgage Trust,
210,461	Series 2006-1-2A1	3.79%	#	03/25/2036	177,903

	Alternative Loan Trust,
487,508	Series 2005-55CB-1A1	5.50%		11/25/2035	478,538
518,952	Series 2007-HY4-4A1	3.47%	#	06/25/2047	493,316

	Banc of America Alternative Loan Trust,
415,186	Series 2006-7-A4	6.00%	ß	10/25/2036	258,212

	BCAP LLC Trust,
37,617	Series 2007-AA2-2A5	6.00%		04/25/2037	33,014
2,826,126	Series 2009-RR4-1A2	4.21%	#^	06/26/2037	1,315,174

	ChaseFlex Trust,
233,607	Series 2007-M1-2F4	4.33%	ß	08/25/2037	221,072

	CIM Trust,
910,000	Series 2017-3RR-B2	16.78%	#^	01/27/2057	1,006,822

	Citicorp Mortgage Securities, Inc.,
16,218	Series 2007-2-3A1	5.50%		02/25/2037	16,309

	Citigroup Mortgage Loan Trust, Inc.,
150,166	Series 2009-7-2A2	5.50%	^	10/25/2021	153,385

	CitiMortgage Alternative Loan Trust,
230,405	Series 2007-A6-1A11	6.00%		06/25/2037	212,789

	Countrywide Alternative Loan Trust,
649,318	Series 2006-15CB-A1	6.50%		06/25/2036	524,714
90,055	Series 2006-32CB-A16	5.50%		11/25/2036	78,468
722,409	Series 2006-J1-2A1	7.00%		02/25/2036	305,860
19,434	Series 2007-17CB-1A10 (1 Month LIBOR USD + 29.90%)	24.21%	I/F	08/25/2037	29,986
12,968	Series 2007-21CB-2A2 (1 Month LIBOR USD + 28.40%)	23.45%	I/F	09/25/2037	19,709

	Countrywide Home Loans,
191,394	Series 2007-10-A5	6.00%		07/25/2037	170,504
10,858	Series 2007-4-1A5	6.50%		05/25/2037	9,331

	Credit Suisse First Boston Mortgage Securities Corporation,
121,825	Series 2005-8-1A3	5.25%		09/25/2035	111,977

	Credit Suisse Mortgage Capital Certificates,
39,574	Series 2006-9-4A1	6.00%		11/25/2036	33,428
216,214	Series 2010-7R-4A17	6.00%	#^	04/26/2037	209,678

	Deutsche Mortgage Securities, Inc.,
113,397	Series 2006-PR1-3A1 (1 Month LIBOR USD + 12.12%)	10.40%	^ I/F	04/15/2036	124,411

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	31

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Deutsche Mortgage Securities, Inc., (Cont.)
285,166	Series 2006-PR1-5AI4 (1 Month LIBOR USD + 12.12%)	10.40%	^ I/F	04/15/2036	308,723

	First Horizon Alternative Mortgage Securities,
48,909	Series 2007-FA2-1A3	6.00%		04/25/2037	38,261

	GreenPoint Mortgage Funding Trust,
1,372,209	Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.26%)	1.50%		08/25/2045	981,264

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	158,287

	GSR Mortgage Loan Trust,
103,279	Series 2006-2F-2A20 (1 Month LIBOR USD + 11.10%)	9.86%	I/F	02/25/2036	108,567

	HarborView Mortgage Loan Trust,
562,935	Series 2006-14-FLT (1 Month LIBOR USD + 0.18%)	1.42%		01/25/2047	513,370
584,957	Series 2007-3-1A1A (1 Month LIBOR USD + 0.20%)	1.44%		05/19/2047	541,986

	JP Morgan Alternative Loan Trust,
29,591	Series 2005-S1-2A11	6.00%		12/25/2035	28,747
434,231	Series 2006-S1-1A3	5.50%		03/25/2036	377,909

	JP Morgan Mortgage Acquisition Corporation,
150,963	Series 2006-CH2-AF3	5.46%	ß	09/25/2029	129,577

	Lehman Mortgage Trust,
74,796	Series 2006-4-1A3 (1 Month LIBOR USD + 5.40%)	4.16%	I/F I/O	08/25/2036	12,059
4,674	Series 2006-4-1A4	6.00%		08/25/2036	4,559
41,875	Series 2007-5-11A1	5.30%	#	06/25/2037	33,926

	Lehman XS Trust,
179,548	Series 2005-1-3A3A	5.11%	ß	07/25/2035	169,333

	MASTR Resecuritization Trust,
282,707	Series 2008-4-A1	6.00%	#^	06/27/2036	252,835

	Morgan Stanley Capital Trust,
786,871	Series 2007-NC3-A1 (1 Month LIBOR USD + 0.20%)	1.44%	^	05/25/2037	557,225

	Morgan Stanley Mortgage Loan Trust,
1,674,880	Series 2006-8AR-1A4 (1 Month LIBOR USD + 0.25%)	1.49%		06/25/2036	930,477
274,691	Series 2007-13-6A1	6.00%		10/25/2037	240,660

	Residential Accredit Loans, Inc.,
207,419	Series 2006-QS10-A9	6.50%		08/25/2036	186,787
3,497	Series 2006-QS13-1A8	6.00%		09/25/2036	3,130
208,461	Series 2006-QS2-1A4	5.50%		02/25/2036	183,604
41,335	Series 2006-QS7-A4 (1 Month LIBOR USD + 0.40%)	1.64%		06/25/2036	30,100
124,006	Series 2006-QS7-A5 (1 Month LIBOR USD + 5.60%)	4.36%	I/F I/O	06/25/2036	20,115
77,219	Series 2006-QS8-A4 (1 Month LIBOR USD + 0.45%)	1.69%		08/25/2036	57,749
231,656	Series 2006-QS8-A5 (1 Month LIBOR USD + 5.55%)	4.31%	I/F I/O	08/25/2036	34,653

	Residential Asset Mortgage Products, Inc.,
255,881	Series 2004-RS2-MII1 (1 Month LIBOR USD + 0.87%)	2.11%		02/25/2034	252,003

	Residential Asset Securitization Trust,
20,476	Series 2005-A12-A12	5.50%		11/25/2035	19,380
500,839	Series 2006-A16-1A3	6.00%		02/25/2037	391,188
687,160	Series 2006-A9CB-A6	6.00%		09/25/2036	463,959
412,162	Series 2007-A1-A8	6.00%		03/25/2037	297,375
327,260	Series 2007-A5-2A5	6.00%		05/25/2037	291,070

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Washington Mutual Mortgage Pass-Through Certificates,
283,866	Series 2006-8-A6	4.53%	ß	10/25/2036	189,052

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $13,877,442)				13,792,530

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 3.0%

	Federal Home Loan Mortgage Corporation,
57,648	Series 3261-SA (1 Month LIBOR USD + 6.43%)	5.20% I/F I/O		01/15/2037	10,209
25,253	Series 3317-DS (1 Month LIBOR USD + 15.00%)	11.91%	I/F	05/15/2037	30,507
119,450	Series 3355-BI (1 Month LIBOR USD + 6.05%)	4.82%	I/F I/O	08/15/2037	19,334
75,720	Series 3384-S (1 Month LIBOR USD + 6.39%)	5.16%	I/F I/O	11/15/2037	8,944
146,287	Series 3384-SG (1 Month LIBOR USD + 6.31%)	5.08%	I/F I/O	08/15/2036	20,928
95,486	Series 3417-SX (1 Month LIBOR USD + 6.18%)	4.95%	I/F I/O	02/15/2038	11,919
108,022	Series 3423-GS (1 Month LIBOR USD + 5.65%)	4.42%	I/F I/O	03/15/2038	12,810
1,050,575	Series 3423-TG (1 Month LIBOR USD + 6.00%)	0.35%	I/F I/O	03/15/2038	9,875
121,667	Series 3500-SA (1 Month LIBOR USD + 5.52%)	4.29%	I/F I/O	01/15/2039	12,397
239,897	Series 3523-SM (1 Month LIBOR USD + 6.00%)	4.77%	I/F I/O	04/15/2039	35,661
30,380	Series 3562-WS (1 Month LIBOR USD + 4.95%)	3.72%	I/F I/O	08/15/2039	2,930
218,077	Series 3728-SV (1 Month LIBOR USD + 4.45%)	3.22%	I/F I/O	09/15/2040	17,624
188,006	Series 3758-S (1 Month LIBOR USD + 6.03%)	4.80%	I/F I/O	11/15/2040	32,228
80,210	Series 3779-DZ	4.50%		12/15/2040	84,327
231,654	Series 3815-ST (1 Month LIBOR USD + 5.85%)	4.62%	I/F I/O	02/15/2041	35,917
81,996	Series 3900-SB (1 Month LIBOR USD + 5.97%)	4.74%	I/F I/O	07/15/2041	10,774
443,827	Series 3923-CZ	5.00%		09/15/2041	515,981
572,172	Series 4183-Z	3.00%		03/15/2043	546,872

	Federal National Mortgage Association,
104,354	Series 2006-101-SA (1 Month LIBOR USD + 6.58%)	5.34%	I/F I/O	10/25/2036	21,200
54,914	Series 2006-123-LI (1 Month LIBOR USD + 6.32%)	5.08%	I/F I/O	01/25/2037	9,337
381,121	Series 2007-39-AI (1 Month LIBOR USD + 6.12%)	4.88%	I/F I/O	05/25/2037	62,809
169,972	Series 2007-57-SX (1 Month LIBOR USD + 6.62%)	5.38%	I/F I/O	10/25/2036	28,870
11,548	Series 2009-49-S (1 Month LIBOR USD + 6.75%)	5.51%	I/F I/O	07/25/2039	1,947
188,304	Series 2009-86-CI (1 Month LIBOR USD + 5.80%)	4.56%	I/F I/O	09/25/2036	23,543
76,208	Series 2009-90-IA (1 Month LIBOR USD + 5.75%)	4.51%	I/F I/O	03/25/2037	9,066
75,958	Series 2009-90-IB (1 Month LIBOR USD + 5.72%)	4.48%	I/F I/O	04/25/2037	8,556
282,503	Series 2010-39-SL (1 Month LIBOR USD + 5.67%)	4.43%	I/F I/O	05/25/2040	38,862
128,110	Series 2011-5-PS (1 Month LIBOR USD + 6.40%)	5.16%	I/F I/O	11/25/2040	12,295

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
372,441	Series 2012-30-DZ	4.00%		04/25/2042	398,045
1,138,644	Series 2013-53-ZC	3.00%		06/25/2043	1,090,771
687,773	Series 2013-55-KS (1 Month LIBOR USD + 6.00%)	4.14%	I/F	06/25/2043	597,831
1,063,360	Series 2013-55-VZ	3.00%		06/25/2043	1,010,393
547,243	Series 2015-9-ZA	3.50%		03/25/2045	544,954

	Government National Mortgage Association,
27,752	Series 2009-6-SM (1 Month LIBOR USD + 5.95%)	4.71%	I/F I/O	02/20/2038	4,222
430,095	Series 2011-45-GZ	4.50%		03/20/2041	453,569
250,000	Series 2011-7-LS (1 Month LIBOR USD + 9.88%)	7.41%	I/F	12/20/2040	264,473

	Total US Government / Agency Mortgage Backed Obligations (Cost $5,839,859)				5,999,980

REAL ESTATE INVESTMENT TRUSTS 4.2%
460,000	Annaly Capital Management, Inc.				5,607,400
148,747	Chimera Investment Corporation				2,814,293

	Total Real Estate Investment Trusts (Cost $6,719,835)				8,421,693

EXCHANGE TRADED FUNDS AND COMMON STOCKS 24.8%
147,000	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF				4,290,930
57,000	Energy Select Sector SPDR Fund				3,903,360
104,000	iShares Core MSCI Emerging Markets ETF				5,618,080
109,000	iShares MSCI Australia Index ETF				2,445,960
134,000	iShares MSCI Canada Index Fund				3,877,960
178,000	iShares MSCI Europe Financials ETF				4,179,440
59,000	iShares MSCI Hong Kong Index ETF				1,456,710
32,000	iShares MSCI Italy Capped ETF				1,003,520
21,000	iShares MSCI Singapore Capped ETF				513,030
44,000	iShares MSCI Spain Capped ETF				1,484,560
49,000	iShares MSCI Sweden Capped ETF				1,758,120
423,000	PowerShares Senior Loan Portfolio				9,796,680
238,000	SPDR EURO STOXX 50 ETF				9,817,500

	Total Exchange Traded Funds and Common Stocks (Cost $48,577,449)				50,145,850

AFFILIATED MUTUAL FUNDS 29.4%
810,915	DoubleLine Core Fixed Income Fund (Class I)				8,920,069
300,362	DoubleLine Flexible Income Fund (Class I)				2,976,592
888,420	DoubleLine Low Duration Bond Fund (Class I)				8,946,385
3,608,377	DoubleLine Total Return Bond Fund (Class I)				38,609,634

	Total Affiliated Mutual Funds (Cost $60,887,852)				59,452,680

PRINCIPAL AMOUNT $/ SHARES/ CONTRACTS	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PURCHASED OPTIONS 0.3%
80	E-mini S&P 500 Future Put, Expiration 06/15/2018, Strike Price $2,450				338,400
80	E-mini S&P 500 Future Put, Expiration 03/16/2018, Strike Price $2,475				252,800

	Total Purchased Options (Cost $733,886)				591,200

SHORT TERM INVESTMENTS 17.4%
7,087,144	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	◆		7,087,144
1,802,516	Dreyfus Government Cash Management - Institutional Shares	0.92%	◆		1,802,516
5,284,628	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	◆		5,284,628
7,087,144	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	◆		7,087,144
14,000,000	United States Treasury Bills	0.00%	◆‡	10/19/2017	13,993,982

	Total Short Term Investments (Cost $35,253,789)				35,255,414

	Total Investments 100.8% (Cost $203,750,768)				203,755,676
	Liabilities in Excess of Other Assets (0.8)%				(1,473,787)

	NET ASSETS 100.0%				$202,281,889

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Affiliated Mutual Funds	29.4%
Exchange Traded Funds and Common Stocks	24.8%
Short Term Investments	17.4%
Asset Backed Obligations	10.6%
Non-Agency Residential Collateralized Mortgage Obligations	6.8%
Real Estate Investment Trusts	4.2%
Collateralized Loan Obligations	3.7%
US Government / Agency Mortgage Backed Obligations	3.0%
Municipal Bonds	0.6%
Purchased Options	0.3%
Other Assets and Liabilities	(0.8)%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	33

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	(Unaudited) September 30, 2017

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $26,621,178 or 13.2% of net assets.

#	Variable rate security. Coupon is based on weighted average coupon of underlying collateral. Rate disclosed as of September 30, 2017.

ß	Step coupon bond. The interest rate shown is the rate in effect as of September 30, 2017.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Interest only security

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2017.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

◆	Seven-day yield as of September 30, 2017

‡	All or a portion of security has been pledged as collateral in connection with swaps.

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Nikkei-225 Future	Long	79	12/07/2017	7,751,854	$9,875	$300,221
Euro STOXX 50 Future	Long	355	12/15/2017	14,723,379	109,089	280,521
E-mini S&P 500 Future	Long	84	12/15/2017	10,498,948	35,280	68,672
FTSE 100 Index Future	Long	63	12/15/2017	6,134,032	44,320	53,520
mini MSCI Emerging Markets Index Future	Long	161	12/15/2017	8,863,605	101,430	(94,740)
CME Ultra Long Term US Treasury Bond Future	Long	17	12/19/2017	2,864,003	6,906	(56,878)
Ultra 10-Year US Treasury Note Future	Long	46	12/19/2017	6,270,467	(7,906)	(91,373)
Gold Future	Long	29	12/27/2017	3,700,802	(11,310)	25,118
Euro-BUND Future	Short	(67)	12/07/2017	(12,892,313)	(16,629)	142,437
Euro-OAT Future	Short	(62)	12/07/2017	(11,451,688)	(17,587)	83,434

					$253,468	$710,932

Total Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Long Commodity Basket Swap	Morgan Stanley	Long	0.20%	Termination	10/05/2017	3,750,000	$(22,470)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/31/2018	35,000,000	1,123,004
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/31/2018	4,000,000	(34,440)
Short Commodity Basket Swap	Morgan Stanley	Short	(0.21)%	Termination	10/05/2017	(3,750,000)	16,035
Utilities Select Sector SPDR® Fund	Citigroup	Short	(1.29)%	Termination	12/20/2017	(5,000,283)	105,079
Utilities Select Sector SPDR® Fund	Morgan Stanley	Short	(1.33)%	Termination	12/20/2017	(4,998,085)	57,693

							$1,244,901

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2017, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2017, the constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI Zinc Official Close Index	SPGCIZP	1.26	$92	16.8%
S&P GSCI Brent Crude Official Close Index	SPGCBRP	0.29	91	16.7%
S&P GSCI Gas Oil Official Close Index	SPGCGOP	0.28	91	16.7%
S&P GSCI Cotton Official Close Index	SPGCCTP	2.23	91	16.6%
S&P GSCI Heating Oil Official Close Index	SPGCHOP	0.47	91	16.6%
S&P GSCI Unleaded Gasoline Official Close Index	SPGCHUP	0.10	91	16.6%

			$547	100.0%

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2017, the constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI Sugar Official Close Index	SPGCSBP	7.57	$86	16.9%
S&P GSCI Corn Official Close Index	SPGCCNP	11.81	86	16.9%
S&P GSCI Coffee Official Close Index	SPGCKCP	7.80	85	16.7%
S&P GSCI Natural Gas Official Close Index	SPGCNGP	7.35	85	16.7%
S&P GSCI Wheat Official Close Index	SPGWHP	11.65	84	16.5%
S&P GSCI Kansas Wheat Official Close Index	SPGCKWP	4.79	83	16.3%

			$509	100.0%

d	Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

Interest Rate Swaps
Reference Entity	Counterparty	Floating Rate	Floating Rate Paid or Received	Fixed Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
US CPI Urban Consumers NSA Index	Bank of America Merrill Lynch	(Final Index/Initial Index)-1	Received	1.97%	Termination	08/01/2022	5,000,000	$10,830

Credit Default Swaps
Reference Entity	Counterparty	Buy/Sell Protection	Financing Rate Paid or Received	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Upfront Payments/ (Receipts)	Value	Unrealized Appreciation (Depreciation)
Markit CDX North America Investment Grade Index	Goldman Sachs	Buy	Paid	1.00%	Quarterly	06/20/2022	25,000,000	$(428,839)	$(533,356)	$(104,517)
Markit CDX North America Investment Grade Index	Goldman Sachs	Buy	Paid	1.00%	Quarterly	06/20/2022	25,000,000	(425,636)	(533,356)	(107,720)

								$(854,475)	$(1,066,712)	$(212,237)

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Sold		Value	Currency to be Purchased		Value	Unrealized Appreciation (Depreciation)
02/08/2018	Bank of America Merrill Lynch	5,687,000,000	KRW	$4,973,410	5,082,216	USD	$5,082,216	$108,806
02/08/2018	Morgan Stanley	4,200,000,000	KRW	3,672,995	3,755,029	USD	3,755,029	82,034
02/08/2018	Bank of America Merrill Lynch	3,697,183	USD	3,697,183	241,500,000	INR	3,641,729	(55,454)
02/08/2018	JP Morgan Securities LLC	4,963,045	USD	4,963,045	324,335,000	INR	4,890,851	(72,194)

				$17,306,633			$17,369,825	$63,192

INR	Indian Rupee

KRW	Korean Won

USD	US Dollar

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the period ended September 30, 2017 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at September 30, 2017	Value at September 30, 2017	Change in Unrealized for the Period Ended September 30, 2017	Dividend Income Earned in the Period Ended September 30, 2017	Net Realized Gain (Loss) in the Period Ended September 30, 2017
DoubleLine Total Return Bond Fund	$28,314,301	$10,100,000	$—	3,608,377	$38,609,634	$195,333	$628,976	$—
DoubleLine Low Duration Bond Fund	6,786,481	2,140,000	—	888,420	8,946,385	19,904	100,835	—
DoubleLine Core Fixed Income Fund	6,277,078	2,550,000	—	810,915	8,920,069	92,991	118,795	—
DoubleLine Flexible Income Fund	1,956,175	1,000,000	—	300,362	2,976,592	20,417	53,562	—

	$43,334,035	$15,790,000	$—	5,608,074	$59,452,680	$328,645	$902,168	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	35

Schedule of Investments DoubleLine Low Duration Bond Fund	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 9.9%

	Access Group, Inc.,
10,225,719	Series 2007-A-B (3 Month LIBOR USD + 0.55%)	1.87%		02/25/2037	9,792,041

	Arcadia Receivables Credit Trust,
14,020,281	Series 2017-1-A	3.25%	^	06/15/2023	14,122,328

	AVANT Loans Funding Trust,
12,189,174	Series 2017-A-A	2.41%	^	03/15/2021	12,195,020

	CLUB Credit Trust,
13,333,349	Series 2017-NP1-A	2.39%	^	04/17/2023	13,342,510

	Conn Funding LP,
12,328,855	Series 2017-A-A	2.73%	^	07/15/2019	12,336,635

	Consumer Installment Loan Trust,
890,911	Series 2016-LD1-A	3.96%	^	07/15/2022	895,133

	Credit Acceptance Auto Loan Trust,
14,000,000	Series 2017-2A-A	2.55%	^	02/17/2026	13,993,046

	Eagle Ltd.,
1,398,438	Series 2014-1A-A1	2.57%	^	12/15/2039	1,388,255

	Eaglewood Consumer Loan Trust,
1,652,365	Series 2014-1-A	3.50%	^¥Þ	10/15/2019	1,651,123

	Earnest Student Loan Program,
10,061,721	Series 2016-A-A2	2.50%	^	04/25/2033	10,011,672
17,670,153	Series 2017-A-A2	2.65%	^	01/25/2041	17,600,212

	Flagship Credit Auto Trust,
6,000,000	Series 2016-3-B	2.43%	^	06/15/2021	6,018,148
12,750,000	Series 2016-4-B	2.41%	^	10/15/2021	12,771,231
15,000,000	Series 2017-1-B	2.83%	^	03/15/2023	15,069,907

	GM Financial Automobile Leasing Trust,
4,088,790	Series 2017-2A-1	1.25%		06/20/2018	4,088,855

	Invitation Homes Trust,
12,888,714	Series 2015-SFR3-A (1 Month LIBOR USD + 1.30%)	2.53%	^	08/17/2032	12,991,746

	LendingClub Issuance Trust,
7,134,730	Series 2016-NP2-A	3.00%	^	01/17/2023	7,158,990

	Lendmark Funding Trust,
17,750,000	Series 2016-2A-A	3.26%	^	04/21/2025	17,827,504

	Mariner Finance Issuance Trust,
10,000,000	Series 2017-AA-A	3.62%	^	02/20/2029	10,066,190

	MarketPlace Loan Trust,
2,353,376	Series 2015-AV2-A	4.00%	^	10/15/2021	2,365,622

	Marlette Funding Trust,
21,989,286	Series 2017-2A-A	2.39%	^	07/15/2024	22,016,960

	OneMain Financial Issuance Trust,
1,790	Series 2014-1A-A	2.43%	^	06/18/2024	1,791
10,000,000	Series 2015-1A-A	3.19%	^	03/18/2026	10,110,066
20,500,000	Series 2017-1A-1	2.37%	^	09/14/2032	20,422,772

	Oportun Funding LLC,
10,000,000	Series 2016-C-A	3.28%	^	11/08/2021	10,043,464

	Progress Residential Trust,
7,687,062	Series 2016-SFR1-A (1 Month LIBOR USD + 1.50%)	2.73%	^	09/17/2033	7,811,293

	SCF Equipment Leasing LLC,
4,168,441	Series 2017-1A-A	3.77%	^	01/20/2023	4,189,266

	Sierra Timeshare Receivables Funding LLC,
10,632,911	Series 2016-2A-A	2.33%	^	07/20/2033	10,617,925

	SoFi Consumer Loan Program,
8,589,284	Series 2017-3-A	2.77%	^	05/25/2026	8,628,040

	SoFi Consumer Loan Program LLC,
943,940	Series 2016-1-A	3.26%	^	08/25/2025	959,432
5,084,864	Series 2016-3-A	3.05%	^	12/26/2025	5,135,733

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SoFi Consumer Loan Program Trust,
5,685,224	Series 2016-2-A	3.09%	^	10/27/2025	5,749,805
11,021,423	Series 2017-1-A	3.28%	^	01/26/2026	11,170,932
7,671,684	Series 2017-2-A	3.28%	^	02/25/2026	7,777,831
25,000,000	Series 2017-5-A1	2.14%	^	09/25/2026	24,982,214
4,500,000	Series 2017-5-A2	2.78%	^	09/25/2026	4,490,668

	SoFi Professional Loan Program,
2,277,374	Series 2013-A-A	3.75%	^	12/25/2029	2,321,764
756,081	Series 2014-A-A2	3.02%	^	10/25/2027	764,511
3,442,277	Series 2015-C-A2	2.51%	^	08/25/2033	3,451,322
6,506,157	Series 2016-A-A2	2.76%	^	12/26/2036	6,570,035
5,000,000	Series 2017-A-A2B	2.40%	^	03/26/2040	4,961,821
22,498,999	Series 2017-B-A1FX	1.83%	^	05/25/2040	22,532,909
10,654,000	Series 2017-C-A2A	1.75%	^	07/25/2040	10,646,943

	SpringCastle America Funding LLC,
23,685,965	Series 2016-AA-A	3.05%	^	04/25/2029	23,873,369

	Springleaf Funding Trust,
10,000,000	Series 2015-AA-A	3.16%	^	11/15/2024	10,071,838
15,810,000	Series 2016-AA-A	2.90%	^	11/15/2029	15,858,897
25,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	25,017,760

	Spruce Asset Backed Securities Trust,
621,732	Series 2016-E1-A	4.32%	^	06/15/2028	620,514

	TAL Advantage LLC,
2,065,833	Series 2013-2A-A	3.55%	^	11/20/2038	2,064,802

	Westlake Automobile Receivables Trust,
7,000,000	Series 2016-2A-B	2.30%	^	11/15/2019	7,015,397
10,000,000	Series 2016-3A-C	2.46%	^	01/18/2022	9,975,893
20,000,000	Series 2017-2A-C	2.59%	^	12/15/2022	19,956,558

	Total Asset Backed Obligations (Cost $513,741,791)				515,498,693

BANK LOANS 6.1%

	Allison Transmission, Inc.,
11,936,090	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.24%		09/23/2022	11,992,070

	American Airlines, Inc.,
5,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	3.74%		04/28/2023	5,021,425

	American Airlines, Inc.,
5,925,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	3.73%		12/15/2023	5,944,760

	Aramark Services, Inc.,
5,642,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.24%		03/28/2024	5,669,556

	Ashland LLC,
8,069,775	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.00%)	3.24%		05/17/2024	8,110,124

	Axalta Coating Systems US Holdings, Inc.,
11,978,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (3 Month LIBOR USD + 2.00%)	3.33%		05/31/2024	12,033,805

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Berry Plastics Corporation,
12,000,216	Guaranteed Senior Secured 1st Lien Term Loan, Tranche M (1 Month LIBOR USD + 2.25%)	3.49%	10/01/2022	12,046,297

	Burger King Restaurant Brands,
11,965,776	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.25%)	3.49%	02/16/2024	11,962,785

	CenturyLink, Inc.,
12,040,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	2.75%	01/31/2025	11,686,325

	Charter Communications Operating LLC,
11,938,463	Guaranteed Senior Secured 1st Lien Term Loan Tranche I (1 Month LIBOR USD + 2.25%)	3.49%	01/15/2024	11,999,827

	CommScope, Inc.,
6,840,365	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.24%	12/29/2022	6,872,857

	CSC Holdings LLC,
11,999,938	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.48%	07/17/2025	11,951,698

	Dell International, LLC,
11,975,900	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	3.74%	09/07/2023	12,031,408

	Delta Air Lines, Inc.,
8,413,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 2.50%)	3.74%	10/18/2018	8,458,048

	First Data Corporation,
11,567,966	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.74%	04/26/2024	11,618,576

	Gartner, Inc.,
1,994,987	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.24%	04/05/2024	2,013,690

	Grifols Worldwide Operations USA, Inc.,
11,897,981	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Week LIBOR USD + 2.25%)	3.45%	01/31/2025	11,933,080

	HCA Inc.,
11,972,537	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B9 (1 Month LIBOR USD + 2.00%)	3.24%	03/17/2023	12,028,689

	Hilton Worldwide,
11,973,852	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.00%)	3.24%	10/25/2023	12,035,997

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Huntsman International LLC,
3,776,916	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	04/01/2023	3,801,107

	INC Research Holdings Inc.,
12,000,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	08/01/2024	12,055,860

	Jacobs Douwe Egberts International BV,
10,000,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.25%)	3.56%	07/02/2022	10,066,650

	KAR Auction Services, Inc.,
6,566,762	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5 (3 Month LIBOR USD + 2.50%)	3.88%	03/09/2023	6,612,926

	Level 3 Financing, Inc.,
12,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	02/22/2024	12,008,460

	Lockheed Martin Corporation,
8,332,038	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.25%	08/16/2023	8,394,569

	MGM Growth Properties LP,
11,943,426	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	04/25/2023	11,994,245

	Pinnacle Foods LLC,
8,406,475	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	3.23%	02/02/2024	8,439,723

	Quintiles, Inc.,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 2.00%)	3.32%	01/17/2025	6,039,630

	RPI Finance Trust,
9,126,121	Senior Secured 1st Lien Term Loan, Tranche B6 (3 Month LIBOR USD + 2.00%)	3.33%	03/27/2023	9,161,622

	Servicemaster Company LLC,
9,977,642	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	3.74%	11/08/2023	10,032,519

	Six Flags Entertainment Corporation,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.00%)	5.25%	06/30/2022	4,024,180

	Sprint Communications,
9,973,666	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	3.75%	02/02/2024	9,993,413

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	37

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Trans Union LLC,
10,001,698	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.00%)	3.24%		04/10/2023	9,995,446

	Tumi Holdings, Inc.,
3,979,900	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%		08/01/2023	4,014,724

	Vantiv LLC,
6,246,842	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.00%)	3.32%		08/07/2024	6,261,147
1,753,158	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 2.00%)	2.00%		09/20/2024	1,755,131

	Total Bank Loans (Cost $321,132,222)				320,062,369

COLLATERALIZED LOAN OBLIGATIONS 16.8%

	AIMCO,
10,500,000	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	2.41%	^	07/20/2026	10,512,953

	ALM LLC,
7,500,000	Series 2016-19A-A1 (3 Month LIBOR USD + 1.55%)	2.85%	^	07/15/2028	7,578,991
2,500,000	Series 2016-19A-A2 (3 Month LIBOR USD + 2.20%)	3.50%	^	07/15/2028	2,544,812

	Apidos Ltd.,
9,975,000	Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	2.29%	^	01/19/2025	9,983,070

	Arbor Realty Ltd.,
3,710,000	Series 2015-FL2A-C (1 Month LIBOR USD + 5.00%)	6.23%	^	09/15/2025	3,757,202
15,000,000	Series 2017-FL2-A (1 Month LIBOR USD + 0.99%)	2.22%	^	08/15/2027	15,112,485

	Atrium Corporation,
36,000,000	Series 10A-AR (3 Month LIBOR USD + 0.95%)	2.25%	^	07/16/2025	36,080,701

	Babson Ltd.,
3,002,560	Series 2013-IA-A (3 Month LIBOR USD + 1.10%)	2.41%	^	04/20/2025	3,006,214
10,000,000	Series 2014-3A-AR (3 Month LIBOR USD + 1.32%)	2.62%	^	01/15/2026	10,083,750

	BlueMountain Ltd.,
6,700,000	Series 2012-2A-AR (3 Month LIBOR USD + 1.42%)	2.74%	^	11/20/2028	6,779,492
35,000,000	Series 2013-3A-AR (3 Month LIBOR USD + 0.89%)	2.20%	^	10/29/2025	35,001,649
15,000,000	Series 2015-2A-A1 (3 Month LIBOR USD + 1.43%)	2.73%	^	07/18/2027	15,160,631
15,000,000	Series 2015-3A-A1 (3 Month LIBOR USD + 1.48%)	2.79%	^	10/20/2027	15,132,039

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Brookside Mill Ltd.,
19,276,438	Series 2013-1A-A1 (3 Month LIBOR USD + 1.15%)	2.45%	^	04/17/2025	19,319,810

	Bsprt Issuer Ltd.,
10,734,000	Series 2017-FL1-A (1 Month LIBOR USD + 1.35%)	2.67%	^	06/15/2027	10,782,204

	Carlyle Global Market Strategies Ltd.,
2,250,000	Series 2013-2A-D (3 Month LIBOR USD + 3.75%)	5.05%	^	04/18/2025	2,253,028
9,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.00%)	2.31%	^	04/20/2027	9,000,226

	Catamaran Ltd.,
30,000,000	Series 2013-1A-A (3 Month LIBOR USD + 1.15%)	2.47%	^	01/27/2025	30,088,436
5,000,000	Series 2014-1A-A1 (3 Month LIBOR USD + 1.55%)	2.86%	^	04/20/2026	5,058,285
1,250,000	Series 2014-1A-B (3 Month LIBOR USD + 2.65%)	3.96%	^	04/20/2026	1,261,893

	Cathedral Lake Ltd.,
5,000,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.40%)	2.70%	^	01/15/2026	5,018,267

	Cent Ltd.,
657,244	Series 2007-14A-A1 (3 Month LIBOR USD + 0.24%)	1.54%	^	04/15/2021	654,090
6,191,595	Series 2007-14A-A2A (3 Month LIBOR USD + 0.23%)	1.53%	^	04/15/2021	6,185,543
1,382,039	Series 2012-16A-A1AR (3 Month LIBOR USD + 1.25%)	2.56%	^	08/01/2024	1,387,015

	CFIP Ltd.,
25,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	2.62%	^	07/13/2029	25,000,568

	Crown Point Ltd.,
8,000,000	Series 2013-2A-A1LR	0.00%	#^	12/31/2023	8,000,000

	Cutwater Ltd.,
25,000,000	Series 2014-1A-A1BR (3 Month LIBOR USD + 1.25%)	2.55%	^	07/15/2026	25,090,945

	Dryden Senior Loan Fund,
500,000	Series 2012-25A-D (3 Month LIBOR USD + 4.00%)	5.30%	^	01/15/2025	502,628

	Galaxy Ltd.,
3,741,453	Series 2013-15A-A (3 Month LIBOR USD + 1.25%)	2.55%	^	04/15/2025	3,751,791

	Goldentree Loan Opportunities Ltd.,
5,000,000	Series 2014-8A-AR (3 Month LIBOR USD + 1.21%)	2.52%	^	04/19/2026	5,017,453

	Halcyon Loan Advisors Funding Ltd.,
9,000,000	Series 2012-1X-A2 (3 Month LIBOR USD + 2.50%)	3.82%		08/15/2023	9,076,919
1,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	2.43%	^	04/18/2026	1,000,189
2,250,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	4.81%	^	04/28/2025	2,249,818
49,275,000	Series 2015-2A-A (3 Month LIBOR USD + 1.39%)	2.70%	^	07/25/2027	49,398,651

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Harbourview Ltd.,
9,000,000	Series 7A-A1R (3 Month LIBOR USD + 1.25%)	2.57%	^	11/18/2026	9,021,040

	HLA Ltd.,
25,000,000	Series 2014-3A-AR (3 Month LIBOR USD + 1.10%)	2.41%	^	10/22/2025	24,999,938

	Hunt Ltd.,
7,250,000	Series 2017-FL1-B (1 Month LIBOR USD + 1.65%)	2.88%	^	08/15/2034	7,304,360

	Jamestown Ltd.,
10,000,000	Series 2014-4A-A1A (3 Month LIBOR USD + 1.50%)	2.80%	^	07/15/2026	10,007,416
10,500,000	Series 2015-6A-A1AR (3 Month LIBOR USD + 1.15%)	2.47%	^	02/20/2027	10,516,731
31,000,000	Series 2016-9A-A1B (3 Month LIBOR USD + 1.50%)	2.81%	^	10/20/2028	31,275,131

	Kingsland Ltd.,
10,400,000	Series 2007-4A-B (3 Month LIBOR USD + 0.40%)	1.70%	^	04/16/2021	10,393,704

	LCM LP,
5,500,000	Series 16A-AR (3 Month LIBOR USD + 1.03%)	2.33%	^	07/15/2026	5,510,883

	Magnetite Ltd.,
5,235,000	Series 2014-9A-A1R (3 Month LIBOR USD + 1.00%)	2.31%	^	07/25/2026	5,254,635

	Marathon Ltd.,
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	2.90%	^	04/15/2029	3,006,969

	Midocean Credit,
41,500,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	2.64%	^	07/15/2029	41,490,624

	MP Ltd.,
30,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	2.59%	^	07/25/2029	29,992,223
7,500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.25%)	2.55%	^	07/18/2026	7,534,342
3,500,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.20%)	2.50%	^	01/15/2027	3,506,786

	NewMark Capital Funding Ltd.,
17,995,971	Series 2013-1A-A2 (3 Month LIBOR USD + 1.12%)	2.44%	^	06/02/2025	18,023,349

	OCP Ltd.,
20,000,000	Series 2012-2A-A1R (3 Month LIBOR USD + 1.40%)	2.71%	^	11/22/2025	20,193,144
8,000,000	Series 2014-5A-A1 (3 Month LIBOR USD + 1.00%)	2.31%	^	04/26/2026	8,018,585

	Octagon Investment Partners Ltd.,
8,750,000	Series 2016-1A-B (3 Month LIBOR USD + 2.15%)	3.45%	^	07/15/2027	8,859,077

	Octagon Loan Funding Ltd.,
15,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.14%)	2.46%	^	11/18/2026	15,047,558

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Palmer Square Loan Funding Ltd.,
13,500,000	Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	2.06%	^	10/15/2025	13,513,387

	Palmer Square Ltd.,
12,921,130	Series 2013-1A-A1R (3 Month LIBOR USD + 0.97%)	2.29%	^	05/15/2025	12,952,859
16,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.37%)	2.67%	^	01/17/2027	16,097,252

	Sound Harbor Loan Fund Ltd.,
3,000,000	Series 20141A-A1R (3 Month LIBOR USD + 1.20%)	2.51%	^	10/30/2026	3,010,969

	Steele Creek Ltd.,
2,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.33%)	2.65%	^	08/21/2026	2,011,225
24,400,000	Series 2014-1A-A2R (3 Month LIBOR USD + 1.33%)	2.65%	^	08/21/2026	24,536,945

	Symphony Ltd.,
4,457,299	Series 2012-8A-AR (3 Month LIBOR USD + 1.10%)	2.40%	^	01/09/2023	4,465,886

	TCI-Flatiron Ltd.,
20,000,000	Series 2016-1A-A (3 Month LIBOR USD + 1.55%)	2.85%	^	07/17/2028	20,254,034

	Tryon Park Ltd.,
1,200,000	Series 2013-1A-A1 (3 Month LIBOR USD + 1.12%)	2.42%	^	07/15/2025	1,202,218

	Venture Ltd.,
14,000,000	Series 2014-17A-AR (3 Month LIBOR USD + 1.08%)	2.38%	^	07/15/2026	14,001,207
1,000,000	Series 2014-17A-B2R (3 Month LIBOR USD + 1.60%)	2.90%	^	07/15/2026	1,000,081
2,000,000	Series 2014-18A-A (3 Month LIBOR USD + 1.45%)	2.75%	^	10/15/2026	2,000,500
10,000,000	Series 2016-23A-A (3 Month LIBOR USD + 1.65%)	2.96%	^	07/19/2028	10,157,648

	Vibrant Ltd.,
30,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 1.48%)	2.79%	^	04/20/2026	30,216,708
5,000,000	Series 2016-5A-A (3 Month LIBOR USD + 1.55%)	2.86%	^	01/20/2029	5,042,307

	Voya Ltd.,
915,905	Series 2013-2A-A1 (3 Month LIBOR USD + 1.15%)	2.46%	^	04/25/2025	920,144

	Wasatch Ltd.,
5,020,987	Series 2006-1A-A1B (3 Month LIBOR USD + 0.24%)	1.55%	^	11/14/2022	4,993,552

	Wellfleet Ltd.,
20,000,000	Series 2017-2A-A1 (3 Month LIBOR USD + 1.25%)	0.00%	^	10/20/2029	19,986,381

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	39

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WhiteHorse Ltd.,
2,500,000	Series 2012-1A-B1L (3 Month LIBOR USD + 4.25%)	5.56%	^	02/03/2025	2,503,498
5,000,000	Series 2013-1A-A1L (3 Month LIBOR USD + 1.40%)	2.72%	^	11/24/2025	5,047,652
3,250,000	Series 2014-1A-A (3 Month LIBOR USD + 1.50%)	2.81%	^	05/01/2026	3,257,312

	Wind River Ltd.,
10,000,000	Series 2013-2A-A1 (3 Month LIBOR USD + 1.45%)	2.75%	^	01/18/2026	10,069,471

	Zais Ltd.,
5,000,000	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	2.51%	^	07/25/2026	5,006,167

	Total Collateralized Loan Obligations (Cost $868,678,160)				873,035,646

FOREIGN CORPORATE BONDS 15.5%
10,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	10,193,510
1,194,462	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	1,315,401
1,450,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	1,507,957
3,550,000	Agromercantil Senior Trust	6.25%		04/10/2019	3,691,894
3,898,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	4,173,686
12,500,000	America Movil SAB de C.V.	3.13%		07/16/2022	12,835,649
10,540,000	AstraZeneca PLC	2.38%		11/16/2020	10,600,722
12,900,000	Axiata SPV2 BHD	3.47%		11/19/2020	13,230,059
7,000,000	Banco Davivienda S.A.	2.95%		01/29/2018	7,033,600
9,000,000	Banco de Costa Rica	5.25%		08/12/2018	9,162,900
3,000,000	Banco de Credito del Peru	2.75%		01/09/2018	3,011,270
2,000,000	Banco de Credito del Peru	2.75%	^	01/09/2018	2,007,514
700,000	Banco de Credito del Peru	2.25%	^	10/25/2019	702,450
7,300,000	Banco de Credito del Peru	5.38%		09/16/2020	7,975,250
1,000,000	Banco de Credito del Peru	4.25%		04/01/2023	1,067,000
19,800,000	Banco del Estado de Chile	3.88%		02/08/2022	20,988,345
1,000,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	1,005,100
9,000,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	9,045,900
16,842,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	18,536,305
11,431,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	11,716,775
8,000,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	8,030,000
9,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	9,153,630
2,000,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	2,086,960
1,000,000	Banco Regional SAECA	8.13%		01/24/2019	1,061,250

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,598,000	Banco Santander	3.88%		09/20/2022	7,997,388
8,000,000	Banco Santander	4.13%		11/09/2022	8,405,600
12,500,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	13,093,750
5,150,000	Bancolombia S.A.	6.13%		07/26/2020	5,639,250
2,400,000	Banistmo S.A.	3.65%	^	09/19/2022	2,408,400
6,010,000	Bank of Montreal	1.50%		07/18/2019	5,972,792
4,930,000	Bank of Montreal	2.10%		12/12/2019	4,948,618
10,975,000	Bank of Nova Scotia	2.15%		07/14/2020	11,007,220
8,750,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	8,834,875
1,100,000	BBVA Bancomer S.A.	6.50%		03/10/2021	1,218,250
17,400,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	18,663,240
6,885,000	BP Capital Markets PLC	1.68%		05/03/2019	6,884,260
745,000	BP Capital Markets PLC	1.77%		09/19/2019	745,430
2,351,000	BP Capital Markets PLC	2.32%		02/13/2020	2,372,049
6,860,000	British Telecommunications PLC	5.95%		01/15/2018	6,943,760
3,550,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	3,862,050
125,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	133,467
9,993,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	10,583,807
2,000,000	CK Hutchison International Ltd.	2.88%		04/05/2022	2,012,318
21,000,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	21,129,339
8,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	8,042,378
13,000,000	CNOOC Finance Ltd.	3.88%		05/02/2022	13,612,248
15,391,000	CNPC General Capital Ltd.	3.95%		04/19/2022	16,173,998
6,100,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	6,491,877
500,000	Coca-Cola Femsa S.A.B. de C.V.	4.63%		02/15/2020	528,859
7,800,000	Colbun S.A.	6.00%		01/21/2020	8,475,227
16,200,000	Comision Federal de Electricidad	4.88%		05/26/2021	17,334,000
7,946,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	7,987,320
2,835,000	Commonwealth Bank of Australia	2.05%	^	09/18/2020	2,830,825
10,500,000	Corpbanca S.A.	3.13%		01/15/2018	10,519,008
2,900,000	Corpbanca S.A.	3.88%		09/22/2019	2,997,563
4,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	4,080,000
4,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	4,080,000
5,200,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	1.93%	^	07/25/2022	5,219,810
14,000,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	14,053,326
5,600,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	5,713,708
6,320,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	6,499,488
2,500,000	Digicel Ltd.	8.25%		09/30/2020	2,451,575
2,800,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	2,877,000
5,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	5,500,000
10,839,679	ENA Norte Trust	4.95%		04/25/2023	11,327,465
13,350,000	Export-Import Bank of India	3.13%		07/20/2021	13,521,988
5,400,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	5,514,750
3,000,000	Fondo Mivivienda S.A.	3.38%	^	04/02/2019	3,063,750
6,000,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	6,159,000
500,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	513,250
3,000,000	Global Bank Corporation	5.13%		10/30/2019	3,141,000

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,000,000	Global Bank Corporation	5.13%	^	10/30/2019	4,188,000
8,500,000	Global Bank Corporation	4.50%		10/20/2021	8,721,000
4,000,000	Global Bank Corporation	4.50%	^	10/20/2021	4,104,000
535,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	559,075
500,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	535,761
500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	500,000
7,160,402	Guanay Finance Ltd.	6.00%		12/15/2020	7,375,214
7,635,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	8,408,067
1,771,507	Interoceanica Finance Ltd.	0.00%		11/30/2018	1,747,149
7,000,000	Inversiones CMPC S.A.	4.75%		01/19/2018	7,018,582
10,725,000	Inversiones CMPC S.A.	4.50%		04/25/2022	11,244,104
1,500,000	IOI Investment BHD	4.38%		06/27/2022	1,568,432
9,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	9,211,500
9,920,000	Medtronic Global Holdings S.C.A.	1.70%		03/28/2019	9,915,999
7,323,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	7,606,766
7,470,000	ONGC Videsh Ltd.	3.25%		07/15/2019	7,588,400
9,400,000	ONGC Videsh Ltd.	2.88%		01/27/2022	9,347,031
4,300,000	ONGC Videsh Ltd.	3.75%		05/07/2023	4,412,062
7,612,000	Orange S.A.	2.75%		02/06/2019	7,705,112
3,000,000	Oversea-Chinese Banking Corporation (3 Month LIBOR USD + 1.85%)	3.75%		11/15/2022	3,009,080
19,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	19,515,055
6,100,000	Panama Metro Line SP	0.00%	^	12/05/2022	5,575,400
53,792	Peru Enhanced Pass-Through Finance Ltd.	0.00%	^	05/31/2018	53,218
2,064,660	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	2,042,631
250,000	Petrobras Global Finance B.V.	6.13%		01/17/2022	269,375
11,252,000	Petronas Capital Ltd.	3.13%		03/18/2022	11,532,872
8,500,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	8,577,078
3,500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,697,875
16,500,000	Reliance Holdings, Inc.	5.40%		02/14/2022	18,143,119
4,897,000	Royal Bank of Canada	1.50%		07/29/2019	4,869,445
5,282,000	Shell International Finance B.V.	1.38%		05/10/2019	5,263,834
11,270,000	Shire Acquisitions Investments Ireland DAC	1.90%		09/23/2019	11,251,779
5,200,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	5,214,551
1,800,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	1,805,037
4,200,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	4,232,516
3,000,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	2,934,024
990,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	968,228
4,000,000	Sinopec Group Overseas Development Ltd.	3.00%		04/12/2022	4,046,824
3,710,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	3,753,429
10,320,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	10,151,342
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	208,970
17,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	17,716,917
1,400,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	1,418,905
1,000,000	Tencent Holdings Ltd.	2.88%		02/11/2020	1,013,504
14,525,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	15,004,325

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
575,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	593,975
5,000,000	United Overseas Bank Ltd. (5 Year CMT Rate + 2.30%)	2.88%		10/17/2022	4,994,445
12,402,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	12,696,734
1,550,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	1,578,830
3,852,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	3,816,469
2,930,000	Westpac Banking Corporation	1.95%		11/23/2018	2,934,471
4,825,000	Westpac Banking Corporation	1.60%		08/19/2019	4,803,895

	Total Foreign Corporate Bonds (Cost $796,417,612)				807,142,809

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 3.6%
100,000	Brazilian Government International Bond	8.00%		01/15/2018	102,175
1,000,000	Brazilian Government International Bond	4.88%		01/22/2021	1,071,540
13,550,000	Chile Government International Bond	2.25%		10/30/2022	13,543,225
21,800,000	Chile International Government Bond	3.25%		09/14/2021	22,754,404
1,210,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,409,650
14,600,000	Dominican Republic International Bond	7.50%		05/06/2021	16,279,000
4,700,000	Guatemala Government Bond	5.75%		06/06/2022	5,123,000
5,000,000	Indonesia Government International Bond	6.13%		03/15/2019	5,294,000
19,060,000	Indonesia Government International Bond	4.88%		05/05/2021	20,578,167
6,740,000	Indonesia Government International Bond	3.70%	^	01/08/2022	7,000,771
12,700,000	Israel Government International Bond	4.00%		06/30/2022	13,651,382
23,650,000	Mexico Government International Bond	3.50%		01/21/2021	24,820,675
5,600,000	Mexico Government International Bond	3.63%		03/15/2022	5,882,800

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	41

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,000,000	Panama Government International Bond	5.20%		01/30/2020	5,377,500
25,400,000	Philippine Government International Bond	4.00%		01/15/2021	27,002,765
6,000,000	Republic of Poland Government International Bond	5.13%		04/21/2021	6,585,600
10,010,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	10,810,598

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $185,188,410)				187,287,252

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 14.3%

	A10 LLC,
5,312,501	Series 2016-1-A1	2.42%	^	03/15/2035	5,286,998

	Asset Securitization Corporation,
3,873,593	Series 1997-D4-PS1	2.03%	# I/O	04/14/2029	2,219

	Banc of America Commercial Mortgage Trust,
8,923,846	Series 2007-5-AM	5.77%	#	02/10/2051	8,930,050

	BANK,
192,786,056	Series 2017-BNK5-XA	1.25%	# I/O	06/15/2060	14,482,705
105,052,969	Series 2017-BNK6-XA	1.02%	# I/O	07/15/2060	6,650,116

	Barclays Commercial Mortgage Securities LLC,
96,061,445	Series 2017-C1-XA	1.69%	# I/O	02/15/2050	10,363,493
2,261,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	2.43%	^	08/15/2036	2,265,679
2,577,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	2.93%	^	08/15/2036	2,580,809
5,399,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	3.73%	^	08/15/2036	5,416,039
5,175,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	4.73%	^	08/15/2036	5,198,941
9,971,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%)	3.79%	^	08/15/2027	10,009,317

	Bear Stearns Commercial Mortgage Securities Trust,
1,559,799	Series 2005-PW10-AJ	5.78%	#	12/11/2040	1,684,334
2,645,000	Series 2007-PW18-AM	6.08%	#	06/11/2050	2,649,601

	Bear Stearns Commercial Mortgage Securities, Inc.,
683,772	Series 2007-PW18-A4	5.70%		06/11/2050	683,488
5,209,139	Series 2007-T26-AJ	5.57%	#	01/12/2045	5,109,631

	BX Trust,
4,425,000	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%)	3.28%	^	07/15/2034	4,435,141
6,847,000	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%)	4.38%	^	07/15/2034	6,886,158
7,099,000	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	3.28%	^	07/15/2034	7,115,269
11,674,000	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	4.38%	^	07/15/2034	11,747,780

	CD Commercial Mortgage Trust,
4,464,426	Series 2007-CD5-TR	6.58%	#	11/15/2044	4,462,348
26,439,699	Series 2017-CD4-XA	1.48%	# I/O	05/10/2050	2,453,492

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CFCRE Commercial Mortgage Trust,
117,865,222	Series 2017-C8-XA	1.84%	# I/O	06/15/2050	13,359,062
42,452,000	Series 2017-CB-XB	1.12%	# I/O	06/15/2050	3,367,893

	CG-CCRE Commercial Mortgage Trust,
5,538,677	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%)	3.09%	^	11/15/2031	5,544,119

	CGDBB Commercial Mortgage Trust,
4,697,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%)	2.83%	^	07/15/2028	4,703,049
6,576,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%)	3.38%	^	07/15/2028	6,590,215

	Chicago Skyscraper Trust,
3,676,000	Series 2017-SKY-B (1 Month LIBOR USD + 1.10%)	2.33%	^	02/15/2030	3,682,238
2,036,000	Series 2017-SKY-C (1 Month LIBOR USD + 1.25%)	2.48%	^	02/15/2030	2,039,501

	Citigroup Commercial Mortgage Trust,
9,157,400	Series 2008-C7-AM	6.43%	#	12/10/2049	9,191,297
34,655,067	Series 2016-GC36-XA	1.50%	# I/O	02/10/2049	2,874,790
65,525,867	Series 2016-P3-XA	1.87%	# I/O	04/15/2049	6,859,346

	CLNS Trust,
6,919,000	Series 2017-IKPR-D (1 Month LIBOR USD + 0.00%)	3.29%	^	06/11/2032	6,924,855
6,919,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%)	4.74%	^	06/11/2032	6,948,089

	COBALT Commercial Mortgage Trust,
10,928,701	Series 2007-C2-AJFX	5.57%	#	04/15/2047	11,138,386

	Cold Storage Trust,
6,884,000	Series 2017-ICE3-A (1 Month LIBOR USD + 1.35%)	2.58%	^	04/15/2036	6,941,734
5,642,000	Series 2017-ICE3-C (1 Month LIBOR USD + 1.00%)	2.23%	^	04/15/2036	5,670,475

	Colony Mortgage Capital Ltd.,
1,324,457	Series 2015-FL3-A (1 Month LIBOR USD + 1.95%)	3.18%	^	09/05/2032	1,331,752

	Commercial Mortgage Pass-Through Certificates,
8,271,000	Series 2012-CR2-XA	1.84%	# I/O	08/15/2045	543,168
128,783,668	Series 2013-CC12-XA	1.49%	# I/O	10/10/2046	6,956,919
39,375,762	Series 2013-LC6-XA	1.80%	# I/O	01/10/2046	1,919,513
3,890,000	Series 2014-TWC-C (1 Month LIBOR USD + 1.85%)	3.09%	^	02/13/2032	3,907,394
67,739,000	Series 2017-COR2	1.19%	# I/O	09/10/2050	6,221,482

	Commercial Pass-Through Certificates,
175,537,259	Series 2015-CR25-XA	1.10%	# I/O	08/10/2048	9,916,029

	Countrywide Commercial Mortgage Trust,
1,047,268	Series 2007-MF1-A	6.46%	#^	11/12/2043	1,045,813

	Credit Suisse Mortgage Capital Certificates,
7,540,100	Series 2008-C1-AM	6.51%	#^	02/15/2041	7,594,564

	Credit Suisse Mortgage Trust,
18,731,846	Series 2017-6R1-A1	2.79%	#^	03/06/2047	18,769,222
5,464,000	Series 2017-LSTK-C	3.23%	^	04/05/2033	5,512,400
6,501,000	Series 2017-LSTK-D	3.44%	#^	04/05/2033	6,463,316

	CSAIL Commercial Mortgage Trust,
127,492,209	Series 2017-C8-XA	1.41%	# I/O	06/15/2050	10,501,355
20,191,000	Series 2017-CX9-XA	0.91%	# I/O	09/15/2050	1,082,702

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSMC Mortgage Securities Trust,
3,435,000	Series 2017-HD-B (1 Month LIBOR USD + 1.35%)	2.58%	^	02/15/2031	3,440,099
1,649,000	Series 2017-HD-C (1 Month LIBOR USD + 1.70%)	2.93%	^	02/15/2031	1,652,559
3,559,000	Series 2017-HD-D (1 Month LIBOR USD + 2.50%)	3.73%	^	02/15/2031	3,566,280
811,000	Series 2017-LSTK-E	3.44%	#^	04/05/2033	798,490

	CSMC Trust,
10,862,000	Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%)	3.13%	^	07/15/2032	10,880,935

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%)	2.08%	^	06/15/2034	12,967,293

	GE Commercial Mortgage Corporation Trust,
10,497,000	Series 2007-C1-AM	5.61%	#	12/10/2049	10,680,651

	Great Wolf Trust,
3,487,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%)	3.34%	^	09/15/2034	3,494,633
5,404,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%)	4.34%	^	09/15/2034	5,417,587
2,876,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%)	5.31%	^	09/15/2034	2,884,129

	GS Mortgage Securities Trust,
20,521,740	Series 2013-GC14-A2	3.00%		08/10/2046	20,655,409
6,788,000	Series 2017-500K-E (1 Month LIBOR USD + 1.50%)	2.73%	^	07/15/2032	6,802,872
4,669,000	Series 2017-500K-F (1 Month LIBOR USD + 1.80%)	3.03%	^	07/15/2032	4,682,311
2,970,000	Series 2017-500K-G (1 Month LIBOR USD + 2.50%)	3.73%	^	07/15/2032	2,976,901
146,066,269	Series 2017-GS6-XA	1.20%	# I/O	05/10/2050	12,129,022
133,941,634	Series 2017-GS7-XA	1.29%	# I/O	08/10/2050	11,379,895

	JP Morgan Chase Commercial Mortgage Securities Corporation,
7,364	Series 2004-LN2-A2	5.12%		07/15/2041	7,355
4,475,637	Series 2006-LDP9-AM	5.37%		05/15/2047	4,472,730
4,260,000	Series 2007-C1-AM	6.28%	#	02/15/2051	4,258,241
3,775,963	Series 2007-CB18-AM	5.47%	#	06/12/2047	3,771,661
942,487	Series 2007-CB19-AM	5.99%	#	02/12/2049	944,993
420,875	Series 2007-CB20-AJ	6.46%	#	02/12/2051	421,210
9,000,000	Series 2014-PHH-D (1 Month LIBOR USD + 2.65%)	3.63%	^	08/15/2027	9,012,268
5,915,358	Series 2015-JP1-A1	1.95%		01/15/2049	5,914,334
2,684,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%)	2.23%	^	06/15/2032	2,693,097
2,027,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%)	2.48%	^	06/15/2032	2,030,347
6,562,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%)	3.13%	^	06/15/2032	6,530,951
2,836,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%)	2.48%	^	07/15/2034	2,837,408
2,661,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%)	3.18%	^	07/15/2034	2,667,416

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation, (Cont.)
2,356,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%)	4.18%	^	07/15/2034	2,370,069
3,316,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%)	4.98%	^	07/15/2034	3,342,732

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,793,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	1,780,295
5,646,408	Series 2007-LD11-AM	6.17%	#	06/15/2049	5,774,600
3,868,637	Series 2007-LDPX-AM	5.46%	#	01/15/2049	3,865,509
6,419,828	Series 2008-C2-A4	6.07%		02/12/2051	6,426,552
21,342,165	Series 2014-C20-XA	1.27%	# I/O	07/15/2047	895,082
3,765,199	Series 2014-FL6-A (1 Month LIBOR USD + 1.40%)	2.63%	^	11/15/2031	3,779,412
9,412,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	9,460,141
2,240,000	Series 2015-FL7-C (1 Month LIBOR USD + 2.85%)	4.08%	^	05/15/2028	2,242,054
6,280,000	Series 2016-ASH-B (1 Month LIBOR USD + 2.15%)	3.38%	^	10/15/2034	6,319,246
3,545,000	Series 2016-ASH-C (1 Month LIBOR USD + 2.75%)	3.98%	^	10/15/2034	3,571,614
72,335,429	Series 2016-JP4-XA	0.96%	# I/O	12/15/2049	3,398,438

	JPMBB Commercial Mortgage Securities Trust,
93,002,349	Series 2015-C32-XA	1.63%	# I/O	11/15/2048	5,896,991

	LB-UBS Commercial Mortgage Trust,
8,338,600	Series 2007-C7-AJ	6.39%	#	09/15/2045	8,471,730

	LCCM,
3,792,000	Series 2014-PKMD	2.95%	#^	11/14/2027	3,803,920

	LMREC, Inc.,
8,385,000	Series 2015-CRE1-A (1 Month LIBOR USD + 1.75%)	2.99%	^	02/22/2032	8,498,214

	LSTAR Commercial Mortgage Trust,
79,490,926	Series 2017-5-X	1.39%	#^ I/O	03/10/2050	4,262,299

	Merrill Lynch Mortgage Trust,
9,341,000	Series 2007-C1-AM	6.01%	#	06/12/2050	9,346,961

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,820,524	Series 2012-C5-XA	1.64%	#^ I/O	08/15/2045	160,165
15,435,892	Series 2014-C19-LNCX	0.60%	^ I/O	12/15/2046	565,880
19,407,595	Series 2016-C32-XA	0.91%	# I/O	12/15/2049	1,021,953

	Morgan Stanley Capital, Inc.,
3,018,159	Series 2006-HQ10-X1	0.70%	#^ I/O	11/12/2041	84
4,267,013	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	4,267,476
3,177,197	Series 2007-IQ16-AM	6.32%	#	12/12/2049	3,178,637
10,205,000	Series 2017-A-PRME (1 Month LIBOR USD + 0.90%)	2.13%	^	02/15/2034	10,302,827
69,853,815	Series 2017-H1-XA	1.62%	# I/O	06/15/2050	6,848,370

	Morgan Stanley Re-Remic Trust,
235,051	Series 2012-IO-AXA	1.00%	^	03/27/2051	232,595

	Motel 6 Trust,
11,658,000	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%)	3.38%	^	08/15/2034	11,673,285

	RAIT Trust,
8,437,423	Series 2017-FL7-A (1 Month LIBOR USD + 0.95%)	2.18%	^	06/15/2037	8,443,830
2,363,000	Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%)	2.53%	^	06/15/2037	2,364,345

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	43

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Rosslyn Portfolio Trust,
5,437,000	Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%)	2.18%	^	06/15/2033	5,414,677
5,437,000	Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%)	2.48%	^	06/15/2033	5,421,477

	Sutherland Commercial Mortgage Loans LLC,
3,276,151	Series 2015-SBC4-A	4.00%	^	06/25/2039	3,263,352

	TRU Trust,
13,761,825	Series 2016-TOYS-A (1 Month LIBOR USD + 2.25%)	3.48%	^	11/15/2030	13,552,641

	UBS Commercial Mortgage Trust,
29,451,337	Series 2012-C1-XA	2.27%	#^ I/O	05/10/2045	2,263,748
87,783,511	Series 2017-C1-XA	1.78%	# I/O	06/15/2050	10,110,378
107,563,500	Series 2017-C3-XA	1.29%	# I/O	08/15/2050	8,562,227

	Velocity Commercial Capital Loan Trust,
8,264,792	Series 2015-1-AFL (1 Month LIBOR USD + 2.43%)	3.67%	^	06/25/2045	8,327,853
6,197,669	Series 2016-1-AFX	3.53%	#^	04/25/2046	6,247,428
9,303,035	Series 2016-2-AFX	3.00%	#	10/25/2046	9,358,181
22,744,132	Series 2017-1-AFX	3.00%	#^	05/25/2047	22,888,298

	VSD LLC,
7,613,442	Series 2017-PLT1	3.60%	^	12/25/2043	7,619,498

	Wachovia Bank Commercial Mortgage Trust,
5,861,584	Series 2006-C25-F	5.36%	#	05/15/2043	5,853,342
2,031,393	Series 2006-C26-AM	6.20%	#	06/15/2045	2,045,924
4,523,987	Series 2006-C28-AJ	5.63%	#	10/15/2048	4,593,913
5,927,759	Series 2007-C30-AJ	5.41%	#	12/15/2043	6,027,987
13,504,000	Series 2007-C33-AJ	6.22%	#	02/15/2051	13,848,203
6,179,323	Series 2007-C33-AM	6.22%	#	02/15/2051	6,174,090

	Wells Fargo Commercial Mortgage Trust,
32,313,706	Series 2015-LC22-XA	1.05%	# I/O	09/15/2058	1,705,168
51,691,763	Series 2017-RB1X-A	1.44%	# I/O	03/15/2050	4,945,687

	WF-RBS Commercial Mortgage Trust,
13,484,408	Series 2012-C8-XA	2.03%	#^ I/O	08/15/2045	975,307

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $754,654,696)				747,750,048

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 12.4%

	Ajax Mortgage Loan Trust,
17,427,403	Series 2015-B-A	3.88%	ß^	07/25/2060	17,472,062

	Angel Oak Mortgage Trust LLC,
11,993,038	Series 2017-1-A1	2.81%	#^	01/25/2047	12,019,207
5,848,123	Series 2017-1-A2	3.09%	#^	01/25/2047	5,860,818

	Banc of America Funding Corporation,
382,343	Series 2005-E-6A1	3.53%	#	05/20/2035	386,502

	Banc of America Mortgage Securities, Inc.,
2,195,352	Series 2005-E-2A1	3.77%	#	06/25/2035	2,084,120

	Bayview Opportunity Master Fund Trust,
14,879,454	Series 2017-RN6-A1	3.10%	ß^	08/28/2032	14,991,452

	BCAP LLC Trust,
785	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	787
120,957	Series 2011-RR12-2A5	3.07%	#^	12/26/2036	121,681
2,290,606	Series 2011-RR1-8A3	6.00%	#^Þ	08/28/2021	2,447,357
1,095,424	Series 2013-RR1-4A2	4.00%	#^	08/26/2037	1,101,877

	Bear Stearns Adjustable Rate Mortgage Trust,
3,221,050	Series 2003-9-4A1	3.50%	#	02/25/2034	3,245,574

	Bear Stearns Asset Backed Securities Trust,
682,972	Series 2004-AC2-2A	5.00%		05/25/2034	681,837

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CAM Mortgage Trust,
20,552,187	Series 2017-1-A1	3.22%	ß^	08/01/2057	20,617,893

	Carrington Mortgage Loan Trust,
13,755,704	Series 2007-FRE1-A2 (1 Month LIBOR USD + 0.20%)	1.44%		02/25/2037	13,664,835

	CIM Trust,
9,867,836	Series 2017-6-A1	3.02%	^	06/25/2057	9,798,068

	Citicorp Residential Mortgage Securities, Inc.,
2,500,376	Series 2007-1-A4	5.55%	ß	03/25/2037	2,573,162
11,793,576	Series 2007-2-A4	5.25%	ß	06/25/2037	12,059,458

	Citigroup Mortgage Loan Trust, Inc.,
2,291,393	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%)	2.99%		03/25/2036	2,197,289

	COLT Mortgage Loan Trust,
6,511,840	Series 2017-1-A2	2.82%	#^	05/27/2047	6,610,393

	Countrywide Asset-Backed Certificates,
80,167	Series 2005-15-1AF6	4.00%	#	04/25/2036	81,327

	Countrywide Home Loans,
6,565,477	Series 2004-HYB9-1A1	3.36%	#	02/20/2035	6,641,137

	Credit Suisse First Boston Mortgage Securities Corporation,
72,050	Series 2005-11-5A1	5.25%		12/25/2020	71,442

	Credit Suisse Mortgage Capital Certificates,
12,000,000	Series 2011-5R-6A9	3.43%	#^	11/27/2037	12,101,234
3,380,437	Series 2013-3R-1A1	2.36%	#^	04/27/2035	3,447,636
24,653,908	Series 2015-RPL3-A1	3.75%	ß^	12/25/2056	24,744,940

	Credit Suisse Mortgage Trust,
15,368,213	Series 2017-1-A	4.50%	^	03/25/2021	15,623,577
12,990,643	Series 2017-3R-A	3.23%	#^	03/06/2047	12,957,908

	Deephaven Residential Mortgage Trust,
6,151,851	Series 2017-2A-A1	2.45%	#^	06/25/2047	6,131,817
2,988,042	Series 2017-2A-A2	2.61%	#^	06/25/2047	2,978,407
4,394,179	Series 2017-2A-A3	2.71%	#^	06/25/2047	4,380,108

	First Franklin Mortgage Loan Trust,
10,500	Series 2006-FF1-2A3 (1 Month LIBOR USD + 0.24%)	1.48%		01/25/2036	10,525

	First Horizon Asset Securities, Inc.,
8,509,877	Series 2007-AR2-1A1	3.33%	#	08/25/2037	7,446,701

	GCAT LLC,
18,183,098	Series 2017-1-A1	3.38%	ß^	03/25/2047	18,153,762

	GSR Mortgage Loan Trust,
4,084,641	Series 2005-AR7-3A1	3.72%	#	11/25/2035	3,933,364
244,776	Series 2006-4F-2A7	5.50%		05/25/2036	245,483

	Impac Secured Assets Trust,
17,907,240	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%)	1.51%		02/25/2037	15,053,385

	JP Morgan Alternative Loan Trust,
439,844	Series 2006-S4-A6	5.71%	ß	12/25/2036	450,312

	JP Morgan Mortgage Trust,
95,542	Series 2007-S1-1A1	5.00%		03/25/2022	95,418
65,958	Series 2007-S3-2A2	5.50%		08/25/2022	65,315

	JP Morgan Resecuritization Trust,
112,803	Series 2012-2-3A3	3.04%	#^	10/26/2036	113,595

	Legacy Mortgage Asset Trust,
21,572,997	Series 2017-GS1-A1	3.50%	ß^	01/25/2057	21,547,332

	MASTR Adjustable Rate Mortgages Trust,
6,430,282	Series 2006-2-2A1	3.56%	#	04/25/2036	5,998,111

	Merrill Lynch Mortgage Investors Trust,
4,105,041	Series 2005-3-2A	3.20%	#	11/25/2035	4,066,345

	Mill City Mortgage Loan Trust,
27,000,000	Series 2017-3-A1	2.75%	#^	02/25/2058	27,164,406

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Mill City Mortgage Loan Trust, (Cont.)
16,921,753	Series 2017-1-A1	2.75%	#^	11/25/2058	17,056,704

	Morgan Stanley Capital, Inc.,
77,001	Series 2005-WMC3-M3 (1 Month LIBOR USD + 0.71%)	1.94%		03/25/2035	77,223

	Morgan Stanley Mortgage Loan Trust,
18,584	Series 2004-1-1A1	5.00%		11/25/2018	19,323

	Morgan Stanley Re-Remic Trust,
2,966,122	Series 2012-R3-2A (1 Month LIBOR USD + 0.23%)	1.46%	^	02/26/2037	2,969,791

	Nationstar HECM Loan Trust,
7,335,828	Series 2016-2A-A	2.24%	#^	06/25/2026	7,338,777

	Oak Hill Advisors Residential Loan Trust,
14,945,438	Series 2017-NPL1-A1	3.00%	ß^	06/25/2057	14,989,992

	Opteum Mortgage Acceptance Corporation,
167,712	Series 2005-5-2AN	5.68%	#	12/25/2035	169,515

	Pretium Mortgage Credit Partners LLC,
17,049,394	Series 2016-NPL5-A	3.88%	ß^	10/27/2031	17,165,889
16,412,017	Series 2016-NPL6-A1	3.50%	ß^	10/27/2031	16,527,393
9,333,229	Series 2017-NPL2-A1	3.25%	ß^	03/28/2057	9,358,985

	PRPM LLC,
9,341,240	Series 2017-1A-A1	4.25%	ß^	01/25/2022	9,375,226

	Residential Asset Mortgage Products, Inc.,
1,297,310	Series 2005-EFC7-AI3 (1 Month LIBOR USD + 0.25%)	1.49%		12/25/2035	1,281,522

	Residential Asset Securities Corporation,
291,583	Series 2006-KS6-A3 (1 Month LIBOR USD + 0.15%)	1.39%		08/25/2036	292,222

	Residential Funding Mortgage Securities Trust,
22,226	Series 2003-S16-A1	4.75%		09/25/2018	22,278

	Sequoia Mortgage Trust,
26,294,726	Series 2016-3-A11	3.00%	#^	11/25/2046	26,616,231

	SG Mortgage Securities Trust,
14,950,416	Series 2017-1A-A	3.71%	#^	04/25/2047	15,137,920

	Shellpoint Co-Originator Trust,
26,218,097	Series 2016-1-1A10	3.50%	#^	11/25/2046	26,818,890

	Springleaf Mortgage Loan Trust,
2,662,342	Series 2014-3A-A	1.87%	#^	09/25/2057	2,665,323

	Structured Adjustable Rate Mortgage Loan Trust,
73,272	Series 2007-1-2A2	3.43%	#	02/25/2037	74,470

	Structured Asset Securities Corporation,
358,033	Series 2003-24A-1A3	3.32%	#	07/25/2033	361,542
207,499	Series 2005-10-6A1	5.00%		06/25/2020	210,853
1,917,763	Series 2006-OW1-FLT (1 Month LIBOR USD + 0.20%)	1.44%	^	12/25/2035	1,921,768

	Towd Point Mortgage Trust,
18,746,199	Series 2015-2-1A13	2.50%	#^	11/25/2060	18,746,690

	US Residential Opportunity Fund Trust,
7,192,728	Series 2016-3-A	3.60%	ß^	10/27/2036	7,182,294

	Verus Securitization Trust,
20,918,280	Series 2017-1A-A1	2.85%	ß^	01/25/2047	21,240,639
3,099,004	Series 2017-1A-A2	3.16%	ß^	01/25/2047	3,108,554

	VOLT LLC,
25,411,340	Series 2017-NPL1-A1	3.50%	ß^	02/25/2047	25,628,648
8,598,602	Series 2017-NPL3-A1	3.50%	ß^	03/25/2047	8,685,840
8,596,565	Series 2017-NPL6-A1	3.25%	ß^	05/25/2047	8,641,050
20,469,995	Series 2017-NPL7-A1	3.25%	ß^	04/25/2059	20,598,936
17,838,476	Series 2017-NPL8-A1	3.13%	ß^	06/25/2047	17,928,280
20,000,000	Series 2017-NPL9-A1	3.13%	ß^	09/25/2047	20,022,062

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Washington Mutual Mortgage Pass-Through Certificates,
834,040	Series 2002-AR16-A	2.70%	#	12/25/2032	818,802

	Wells Fargo Alternative Loan Trust,
16,888	Series 2007-PA5-2A1	6.00%		11/25/2022	16,919

	Wells Fargo Mortgage Backed Securities Trust,
2,819,570	Series 2006-AR6-5A1	3.33%	#	03/25/2036	2,830,320

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $644,399,244)				647,338,830

US CORPORATE BONDS 7.9%
1,032,000	AbbVie, Inc.	1.80%		05/14/2018	1,033,581
8,032,000	Amazon.com, Inc.	2.60%		12/05/2019	8,185,428
2,890,000	Amazon.com, Inc.	1.90%	^	08/21/2020	2,898,530
1,210,000	American Honda Finance Corporation	1.70%		02/22/2019	1,209,646
4,055,000	American Honda Finance Corporation	1.95%		07/20/2020	4,056,788
10,900,000	Amgen, Inc.	2.20%		05/11/2020	10,939,062
7,395,000	Anheuser-Busch InBev Finance, Inc.	1.90%		02/01/2019	7,415,918
10,965,000	Bank of America Corporation	2.63%		10/19/2020	11,088,062
5,815,000	BAT Capital Corporation	2.30%	^	08/14/2020	5,836,330
4,875,000	Berkshire Hathaway Finance Corporation	1.70%		03/15/2019	4,885,048
5,320,000	Berkshire Hathaway Finance Corporation	1.30%		08/15/2019	5,282,832
6,150,000	Boston Properties LP	5.88%		10/15/2019	6,575,946
10,615,000	Broadcom Corporation	2.38%	^	01/15/2020	10,677,932
10,910,000	Cardinal Health, Inc.	1.95%		06/14/2019	10,924,516
3,675,000	Caterpillar Financial Services Corporation	1.70%		06/16/2018	3,679,650
6,915,000	Caterpillar Financial Services Corporation	2.10%		01/10/2020	6,950,857
7,200,000	Celgene Corporation	2.13%		08/15/2018	7,231,476
3,756,000	Celgene Corporation	2.88%		08/15/2020	3,835,859
5,655,000	Chevron Corporation	1.99%		03/03/2020	5,677,450
10,401,000	Cintas Corporation	2.90%		04/01/2022	10,603,724
7,595,000	Citigroup, Inc.	2.05%		12/07/2018	7,606,402
5,440,000	Citigroup, Inc. (3 Month LIBOR USD + 0.96%)	2.27%		04/25/2022	5,476,474
6,715,000	Comcast Corporation	5.15%		03/01/2020	7,231,648
10,649,000	Consolidated Edison, Inc.	2.00%		03/15/2020	10,656,358
7,941,000	CVS Health Corporation	1.90%		07/20/2018	7,961,400
2,600,000	CVS Health Corporation	2.80%		07/20/2020	2,646,805
8,270,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	8,290,798
2,390,000	EQT Corporation	2.50%		10/01/2020	2,400,112
8,650,000	Express Scripts Holding Company	2.25%		06/15/2019	8,687,047
8,440,000	General Mills, Inc.	2.20%		10/21/2019	8,496,813
8,415,000	General Motors Financial Company	2.65%		04/13/2020	8,485,483
2,966,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	2,993,602
5,340,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	5,365,141
1,840,000	John Deere Capital Corporation	1.95%		06/22/2020	1,842,256
11,105,000	JP Morgan Chase & Company	2.25%		01/23/2020	11,165,826
9,921,000	Kinder Morgan, Inc.	3.05%		12/01/2019	10,104,205
7,340,000	Kraft Heinz Foods Company	2.00%		07/02/2018	7,356,264

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	45

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,955,000	Kraft Heinz Foods Company	2.80%		07/02/2020	1,991,245
7,608,000	Kroger Company	6.15%		01/15/2020	8,270,261
7,324,000	McKesson Corporation	2.28%		03/15/2019	7,368,369
6,767,000	Molson Coors Brewing Company	1.45%		07/15/2019	6,695,593
11,045,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	2.24%		07/22/2022	11,092,908
5,110,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	5,110,147
1,785,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	1,788,623
5,490,000	National Rural Utilities Cooperative Finance Corporation	2.30%		11/15/2019	5,543,113
1,153,000	Newell Brands, Inc.	2.60%		03/29/2019	1,162,545
7,780,000	Newell Brands, Inc.	3.15%		04/01/2021	7,963,966
4,978,000	PNC Funding Corporation	4.38%		08/11/2020	5,296,214
4,896,000	Prudential Financial, Inc.	7.38%		06/15/2019	5,340,832
10,250,000	QUALCOMM, Inc.	2.10%		05/20/2020	10,330,194
5,335,000	Reynolds American, Inc.	3.25%		06/12/2020	5,484,976
7,555,000	Sherwin-Williams Company	2.25%		05/15/2020	7,588,390
7,317,000	Simon Property Group LP	2.20%		02/01/2019	7,356,849
4,840,000	Southern Company	2.45%		09/01/2018	4,874,762
6,480,000	Southern Company	1.85%		07/01/2019	6,478,771
5,948,000	Thermo Fisher Scientific, Inc.	2.15%		12/14/2018	5,975,723
1,426,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	1,489,112
4,492,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	4,568,455
5,405,000	Toyota Motor Credit Corporation	1.95%		04/17/2020	5,408,060
6,185,000	United Technologies Corporation	1.50%		11/01/2019	6,154,775
5,115,000	United Technologies Corporation	1.90%		05/04/2020	5,108,928
11,190,000	VMware, Inc.	2.30%		08/21/2020	11,228,426
4,000,000	WellPoint, Inc.	1.88%		01/15/2018	4,002,763
2,567,000	WellPoint, Inc.	2.30%		07/15/2018	2,578,572
8,120,000	Wells Fargo & Company	1.50%		01/16/2018	8,120,788
3,035,000	Wells Fargo & Company	2.15%		01/30/2020	3,043,788

	Total US Corporate Bonds (Cost $412,634,823)				413,172,417

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 1.4%

	Federal Home Loan Mortgage Corporation,
100,828	Pool G06871	6.00%		06/01/2038	113,874
214,423	Pool G06954	6.00%		05/01/2040	242,476
364,475	Pool N70081	5.50%		07/01/2038	402,766

	Federal Home Loan Mortgage Corporation,
13,916	Series 3267-BA	5.80%		11/15/2036	14,294
91,205	Series 3818-JA	4.50%		01/15/2040	92,609
42,002	Series 3872-BA	4.00%		06/15/2041	43,205
3,285,688	Series 4050-BC	2.00%		05/15/2041	3,279,728
24,300,685	Series 4484-CD	1.75%		07/15/2030	24,095,743

	Federal Home Loan Mortgage Corporation Pass-Thru,
134,479,878	Series K722-X1	1.44%	#I/O	03/25/2023	7,829,190

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association,
9,970,489	Pool AL9932	3.42%		01/01/2024	10,172,977

	Federal National Mortgage Association,
154,621	Series 2011-64-DB	4.00%		07/25/2041	162,901
1,407,686	Series 2012-133-PB	6.50%		04/25/2042	1,596,312
16,932,650	Series 2016-89-FH (1 Month LIBOR USD + 0.50%)	1.74%		12/25/2046	17,072,682

	Federal National Mortgage Association Pass-Thru,
37,067	Pool 995112	5.50%		07/01/2036	41,573
117,673	Pool AB3850	4.00%		11/01/2041	122,824
112,480	Pool AD0189	5.50%		02/01/2039	126,144
202,677	Pool AL1690	6.00%		05/01/2041	230,025
155,738	Pool AL1691	6.00%		06/01/2041	176,639
207,177	Pool AL1744	6.00%		10/01/2040	235,064
4,530,735	Pool AL4292	4.50%		04/01/2026	4,777,385

	Total US Government / Agency Mortgage Backed Obligations (Cost $68,140,787)				70,828,411

US GOVERNMENT AND AGENCY OBLIGATIONS 8.3%
78,100,000	United States Treasury Notes	1.00%		03/15/2018	78,030,123
93,500,000	United States Treasury Notes	0.88%		03/31/2018	93,329,028
83,300,000	United States Treasury Notes	0.88%		05/31/2018	83,093,377
31,400,000	United States Treasury Notes	0.75%		10/31/2018	31,191,484
72,200,000	United States Treasury Notes	2.00%		08/31/2021	72,758,422
71,200,000	United States Treasury Notes	2.13%		09/30/2021	72,053,844

	Total US Government and Agency Obligations (Cost $431,989,524)				430,456,278

AFFILIATED MUTUAL FUNDS 1.0%
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)				49,650,000

	Total Affiliated Mutual Funds (Cost $50,000,000)				49,650,000

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
44,664	Frontera Energy Corporation*				1,563,254

	Total Exchange Traded Funds and Common Stocks (Cost $8,231,569)				1,563,254

SHORT TERM INVESTMENTS 2.9%
23,003,780	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	◆		23,003,780
23,003,759	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	◆		23,003,759
23,003,760	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	◆		23,003,760

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
83,500,000	United States Treasury Bills	0.00%	12/07/2017	83,349,962

	Total Short Term Investments (Cost $152,352,010)			152,361,261

	Total Investments 100.1% (Cost $5,207,560,848)			5,216,147,268
	Liabilities in Excess of Other Assets (0.1)%			(2,984,472)

	NET ASSETS 100.0%			$5,213,162,796

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	16.8%
Foreign Corporate Bonds	15.5%
Non-Agency Commercial Mortgage Backed Obligations	14.3%
Non-Agency Residential Collateralized Mortgage Obligations	12.4%
Asset Backed Obligations	9.9%
US Government and Agency Obligations	8.3%
US Corporate Bonds	7.9%
Bank Loans	6.1%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	3.6%
Short Term Investments	2.9%
US Government / Agency Mortgage Backed Obligations	1.4%
Affiliated Mutual Funds	1.0%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	(0.1)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	16.8%
Non-Agency Commercial Mortgage Backed Obligations	14.3%
Non-Agency Residential Collateralized Mortgage Obligations	12.4%
Asset Backed Obligations	9.9%
Banking	8.5%
US Government and Agency Obligations	8.3%
Oil & Gas	3.6%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	3.6%
Short Term Investments	2.9%
Telecommunications	2.0%
US Government / Agency Mortgage Backed Obligations	1.4%
Transportation	1.4%
Healthcare	1.4%
Utilities	1.3%
Affiliated Mutual Funds	1.0%
Business Equipment and Services	0.8%
Pharmaceuticals	0.8%
Automotive	0.8%
Media	0.7%
Food Products	0.7%
Beverage and Tobacco	0.7%
Technology	0.6%
Pulp & Paper	0.6%
Chemicals/Plastics	0.6%
Hotels/Motels/Inns and Casinos	0.5%
Food/Drug Retailers	0.4%
Conglomerates	0.4%
Biotechnology	0.4%
Aerospace & Defense	0.4%
Consumer Products	0.4%
Finance	0.3%
Energy	0.3%
Insurance	0.3%
Real Estate	0.3%
Construction	0.2%
Containers and Glass Products	0.2%
Software	0.2%
Electronics/Electric	0.2%
Semiconductors & Semiconductor Equipment	0.2%
Food Service	0.1%
Leisure	0.1%
Retailers (other than Food/Drug)	0.1%
Other Assets and Liabilities	(0.1)%

100.0%

#	Variable rate security. Coupon is based on weighted average coupon of underlying collateral. Rate disclosed as of September 30, 2017.

ß	Step coupon bond. The interest rate shown is the rate in effect as of September 30, 2017.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $2,459,102,582 or 47.2% of net assets.

¥	Illiquid security

†	Perpetual Maturity

I/O	Interest only security

*	Non-income producing security

♦	Seven-day yield as of September 30, 2017

~	Represents less than 0.05% of net assets

Þ	Value was determined using significant unobservable inputs.

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the period ended September 30, 2017 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at September 30, 2017	Value at September 30, 2017	Change in Unrealized for the Period Ended September 30, 2017	Dividend Income Earned in the Period Ended September 30, 2017	Net Realized Gain (Loss) in the Period Ended September 30, 2017
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$49,250,000	$—	$—	5,000,000	$49,650,000	$400,000	$741,743	$40,200

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	47

Schedule of Investments DoubleLine Floating Rate Fund	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
BANK LOANS 90.9%

AEROSPACE & DEFENSE 0.8%

	TransDigm, Inc.,
3,746,545	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F (1 Month LIBOR USD + 3.00%)	4.33%	06/09/2023	3,760,951

	TransDigm, Inc.,
179,550	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (1 Month LIBOR USD + 3.00%)	4.24%	08/22/2024	180,055

				3,941,006

AUTOMOTIVE 3.1%

	American Tire Distributors, Inc.,
2,752,535	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%)	5.49%	09/01/2021	2,781,781

	Capital Automotive LP,
376,831	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.24%	03/24/2025	382,838

	Capital Automotive LP,
2,325,237	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	03/25/2024	2,343,095

	Ceva Group PLC,
613,891	Guaranteed Senior Secured 1st Lien Synthetic Letter Of Credit (3 Month LIBOR USD + 0.00%)	1.33%	03/19/2021	592,404

	Ceva Group PLC,
861,679	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%	03/19/2021	836,906

	Ceva Group PLC,
107,710	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%	03/19/2021	104,613

	Ceva Intercompany BV,
624,717	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%	03/19/2021	606,757

	CH Hold Corporation,
3,883,371	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.24%	02/01/2024	3,921,001

	Federal-Mogul Holdings Corporation,
3,301,097	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.75%)	4.99%	04/15/2021	3,324,683

				14,894,078

BEVERAGE AND TOBACCO 0.5%

	Chill Merger Sub Inc.,
1,706,425	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.49%	03/20/2024	1,719,223

	Refresco Group,
850,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.32%	09/26/2024	854,250

				2,573,473

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 1.9%

	CD&R Waterworks Merger Sub LLC,
700,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.46%	08/01/2024	702,408

	Gates Global LLC,
4,171,758	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.25%)	4.58%	04/01/2024	4,194,974

	Jeld-Wen, Inc.,
3,898,264	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (3 Month LIBOR USD + 3.00%)	4.33%	07/01/2022	3,935,220

				8,832,602

BUSINESS EQUIPMENT AND SERVICES 6.4%

	AlixPartners LLP,
4,139,200	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.33%	04/04/2024	4,155,384

	Bright Bidco BV,
4,129,650	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.83%	06/28/2024	4,170,946

	Mitchell International, Inc.,
1,544,603	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.50%)	8.67%	10/11/2021	1,561,980

	Mitchell International, Inc.,
2,880,443	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%	10/13/2020	2,902,349

	RentPath LLC,
3,196,147	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.75%)	5.99%	12/17/2021	3,210,626

	Sabre GLBL, Inc.,
2,039,655	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	02/22/2024	2,051,557

	Scientific Games International, Inc.,
4,240,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 3.25%)	4.49%	08/14/2024	4,252,593

	Solera LLC,
4,458,357	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	03/03/2023	4,478,107

	USAGM HoldCo LLC,
3,765,317	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%)	5.08%	07/28/2022	3,761,796

				30,545,338

CHEMICALS/PLASTICS 3.7%

	Avantor Performance Materials Holdings LLC,
3,955,125	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%	03/08/2024	3,971,618

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Kraton Polymers LLC,
3,168,010	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	01/06/2022	3,212,568

	PQ Corporation,
3,973,407	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.25%)	4.56%	11/04/2022	4,014,909

	Solenis International LP,
2,278,117	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 6.75%)	8.07%	07/29/2022	2,273,367

	Univar USA, Inc.,
4,145,532	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	07/01/2022	4,166,591

				17,639,053

COMMERCIAL SERVICES 1.3%

	Brand Energy & Infrastructure Services, Inc.,
3,990,788	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.56%	06/21/2024	4,015,989

	Garda World Security Corporation,
2,061,818	Senior Secured 1st Lien Term Loan, Tranche B (Prime Rate + 3.00%)	5.31%	05/24/2024	2,085,446

				6,101,435

CONSUMER PRODUCTS 4.3%

	Ascend Learning LLC,
1,590,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	07/12/2024	1,601,130

	BJ’s Wholesale Club, Inc.,
3,067,313	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%)	4.98%	02/02/2024	2,947,902

	Constellation Merger Sub, Inc.,
1,945,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	09/18/2024	1,936,491

	Constellis Holdings LLC,
4,229,400	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.00%)	6.33%	04/19/2024	4,237,330

	Diamond BC B.V.,
630,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.32%	09/06/2024	628,961

	Dragon Merger Sub LLC,
590,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.31%	07/24/2024	595,779

	Equinox Holdings, Inc.,
4,049,850	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	03/08/2024	4,072,205

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Life Time Fitness, Inc.,
4,448,614	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.32%	06/10/2022	4,469,833

				20,489,631

CONTAINERS AND GLASS PRODUCTS 1.7%

	BWAY Corporation,
3,990,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.48%	04/03/2024	4,006,020

	Reynolds Group,
4,139,201	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	02/03/2023	4,159,504

				8,165,524

COSMETICS/TOILETRIES 0.9%

	KIK Custom Products, Inc.,
4,421,033	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%	08/26/2022	4,472,162

ELECTRONICS/ELECTRIC 3.2%

	Applied Systems, Inc.,
4,465,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.57%	09/13/2024	4,516,973

	Avatar Purchaser Inc.,
3,975,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%)	5.07%	09/27/2024	3,955,125

	Evergreen Skills,
3,704,281	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.99%	04/28/2021	3,511,547

	GTT Communications, Inc.,
1,349,800	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.50%	01/09/2024	1,359,923

	Informatica Corporation,
1,954,971	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.83%	08/05/2022	1,959,341

				15,302,909

Energy 1.7%

	Energy Transfer Equity LP,
4,408,542	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.98%	02/02/2024	4,434,839

	Foresight Energy LLC,
2,756,150	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 5.75%)	7.08%	03/28/2022	2,587,349

	Gavilan Resources LLC,
925,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.23%	03/01/2024	901,103

				7,923,291

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	49

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
FINANCE 0.9%

	ASP AMC Merger Sub, Inc.,
4,061,606	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.83%	04/22/2024	4,014,207

				4,014,207

FINANCIAL INTERMEDIARIES 1.3%

	Canyon Valor Companies, Inc.,
1,565,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%)	5.58%	06/16/2023	1,586,840

	Prime Security Services Borrower LLC,
4,445,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	05/02/2022	4,488,850

				6,075,690

FOOD PRODUCTS 1.0%

	CSM Bakery Supplies LLC,
1,711,672	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	5.30%	07/03/2020	1,678,868

	Ferrara Candy Company,
2,957,785	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%	06/15/2023	2,904,175

				4,583,043

FOOD/DRUG RETAILERS 1.4%

	Albertson’s Holdings LLC,
2,662,985	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 2.75%)	3.99%	08/25/2021	2,573,322

	Kloeckner Pentaplast,
4,210,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%)	5.58%	06/30/2022	4,227,893

				6,801,215

HEALTH CARE PROVIDERS & SERVICES 4.2%

	Air Medical Group Holdings, Inc.,
3,845,285	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.00%)	5.24%	04/28/2022	3,847,207

	American Renal Holdings, Inc.,
3,926,913	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	06/21/2024	3,912,187

	Envision Healthcare Corporation,
3,967,347	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%)	4.24%	12/01/2023	3,983,474

	Surgery Center Holdings, Inc.,
4,305,000	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	09/03/2024	4,276,759

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Team Health Holdings, Inc.,
3,975,025	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	02/06/2024	3,910,451

				19,930,078

HEALTHCARE 7.0%

	Change Healthcare Holdings LLC,
4,156,644	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	03/01/2024	4,172,501

	CHG Healthcare Services, Inc.,
2,875,505	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.25%)	4.56%	06/07/2023	2,906,834

	Community Health Systems Inc.,
2,677,111	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (3 Month LIBOR USD + 2.75%)	4.07%	12/31/2019	2,664,850

	CPI Holdco LLC,
2,164,957	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.34%	03/21/2024	2,186,607

	Goldcup Merger Sub, Inc.,
957,576	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.06%	05/02/2023	964,911

	MPH Acquisition Holdings LLC,
4,462,213	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.33%	06/07/2023	4,502,998

	Pharmaceutical Product Development LLC,
4,079,135	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.08%	08/18/2022	4,104,201

	Precyse Acquisition Corporation,
2,364,829	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%	10/20/2022	2,375,175

	Select Medical Corporation,
4,129,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%	03/01/2021	4,178,285

	US Renal Care, Inc.,
3,683,402	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.58%	12/30/2022	3,575,662

	West Street Merger Sub, Inc.,
1,970,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.30%	09/27/2024	1,986,016

				33,618,040

HOTELS/MOTELS/INNS AND CASINOS 2.4%

	CityCenter Holdings LLC,
4,630,777	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	3.74%	04/18/2024	4,655,968

	Eldorado Resorts, Inc.,
1,371,532	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.25%)	3.56%	04/17/2024	1,372,390

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Golden Nugget, Inc.,
580,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.49%	10/04/2023	583,747

	Greektown Holdings LLC,
3,360,010	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	04/25/2024	3,366,310

	Mohegan Tribal Gaming Authority,
1,494,645	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%)	5.24%	10/13/2023	1,511,864

				11,490,279

INDUSTRIAL EQUIPMENT 2.3%

	Clark Equipment Company,
179,100	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.08%	05/17/2024	180,444

	Filtration Group, Inc.,
3,902,158	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	11/23/2020	3,932,243

	Manitowoc Foodservice, Inc.,
1,397,921	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	03/03/2023	1,408,692

	Pike Corporation,
1,632,688	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%	09/20/2024	1,655,651

	Zodiac Pool Solutions LLC,
3,945,830	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.33%	12/20/2023	3,993,930

				11,170,960

INSURANCE 2.8%

	Acrisure LLC,
606,950	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 5.00%)	6.27%	11/22/2023	615,296

	AssuredPartners, Inc.,
2,730,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.35%)	4.59%	10/22/2024	2,737,958

	Asurion LLC,
3,261,605	Senior Secured 1st Lien Term Loan, Tranche B5 (1 Month LIBOR USD + 3.00%)	4.24%	11/03/2023	3,279,952

	VF Holdings Corporation,
3,772,465	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	06/30/2023	3,791,346

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	York Risk Services Group, Inc.,
3,203,939	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%)	4.99%	10/01/2021	3,157,482

				13,582,034

LEISURE 2.9%

	Delta 2 Lux Sarl,
4,270,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	02/01/2024	4,301,491

	Hawk Merger Sub, Inc.,
3,430,000	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.25%)	4.49%	07/31/2024	3,452,518

	Hayward Acquisition Corporation,
4,215,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%	08/05/2024	4,247,476

	Travel Leaders Group LLC,
1,756,872	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.50%)	5.81%	01/25/2024	1,783,234

				13,784,719

MEDIA 6.2%

	Cengage Learning, Inc.,
3,352,318	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%)	5.49%	06/07/2023	3,099,688

	CSC Holdings LLC,
3,701,249	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.48%	07/17/2025	3,686,370

	McGraw-Hill Financial, Inc.,
2,171,867	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%	05/04/2022	2,137,932

	Mission Broadcasting, Inc.,
335,257	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	3.74%	01/17/2024	336,575

	Nexstar Broadcasting, Inc.,
2,678,029	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	3.74%	01/17/2024	2,688,554

	RCN Corporation,
4,548,734	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.24%	02/01/2024	4,494,012

	Tribune Media Company,
207,977	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	12/24/2020	208,887

	Tribune Media Company,
3,637,223	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%)	4.24%	01/26/2024	3,649,735

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	51

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	UFC Holdings LLC,
3,931,247	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	08/18/2023	3,952,732

	WideOpenWest Finance LLC,
1,480,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.48%	08/18/2023	1,479,770

	WMG Acquisition Corporation,
3,940,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche D (1 Month LIBOR USD + 2.50%)	3.74%	11/01/2023	3,954,164

				29,688,419

MINING 1.4%

	Fairmount Minerals,
4,590,858	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 3.50%)	4.74%	09/05/2019	4,559,295

	Harsco Corporation,
2,292,675	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 5.00%)	6.25%	11/02/2023	2,328,017

				6,887,312

OIL & GAS 0.6%

	Blackstone Group,
1,450,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%)	5.32%	09/19/2024	1,467,443

	Traverse Midstream Partners LLC,
725,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	5.33%	09/27/2024	734,969

	Ultra Resources, Inc.,
697,173	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.31%	04/12/2024	697,609

				2,900,021

PHARMACEUTICALS 0.6%

	Alphabet Holding Co, Inc.,
2,905,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.83%	09/26/2024	2,875,340

RETAILERS (OTHER THAN FOOD/DRUG) 4.2%

	Harbor Freight Tools USA, Inc.,
3,696,305	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	08/18/2023	3,716,099

	Jo-Ann Stores LLC,
2,957,650	Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 5.00%)	6.39%	10/20/2023	2,835,647

	Leslie’s Poolmart, Inc.,
1,169,015	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.06%	08/16/2023	1,171,207

	National Vision, Inc.,
4,099,229	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	03/12/2021	4,116,303

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Party City Holdings, Inc.,
3,937,677	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.32%	08/19/2022	3,958,842

	Staples, Inc.,
4,150,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.31%	08/15/2024	4,136,284

				19,934,382

TECHNOLOGY 11.7%

	Almonde, Inc.,
3,995,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.82%	06/13/2024	4,017,272

	Compuware Corporation,
3,915,841	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 4.25%)	5.49%	12/15/2021	3,964,789

	First Data Corporation,
3,820,000	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.25%)	3.49%	07/08/2022	3,830,620

	Hyland Software, Inc.,
3,688,794	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	07/01/2022	3,729,906

	JDA Software Group, Inc.,
4,408,688	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%	10/12/2023	4,442,149

	Kronos Inc.,
4,437,221	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%	11/01/2023	4,467,727

	MA FinanceCo LLC,
106,407	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	06/21/2024	106,753

	Milacron LLC,
4,125,106	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	09/28/2023	4,149,176

	Optiv Security, Inc.,
3,186,037	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.56%	02/01/2024	3,001,518

	Peak 10 Holding Corporation,
4,250,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.81%	08/01/2024	4,259,733

	Project Alpha Intermediate Holding, Inc.,
4,149,600	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%	04/26/2024	4,062,728

	Seahawk Holding Ltd.,
4,015,304	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.24%	10/31/2022	4,080,552

	Seattle SpinCo, Inc.,
718,593	Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.75%)	3.99%	06/21/2024	720,928

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	SolarWinds Holdings, Inc.,
4,448,619	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.74%	02/03/2023	4,468,081

	Sophia LP,
4,203,055	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	4.58%	09/30/2022	4,204,043

	TCH-2 Holdings LLC,
900,475	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%	05/06/2021	906,103

	Western Digital Corporation,
1,615,783	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.75%)	3.99%	04/28/2023	1,628,209

				56,040,287

TELECOMMUNICATIONS 6.3%

	CenturyLink, Inc.,
3,415,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	2.75%	01/31/2025	3,314,684

	Cincinnati Bell, Inc.,
3,520,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%)	5.05%	08/06/2024	3,555,200

	Cogeco Communications USA II LP,
2,050,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.38%)	3.67%	08/09/2024	2,040,386

	Colorado Buyer, Inc.,
4,403,963	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.31%	05/01/2024	4,429,638

	Digicel International Finance Ltd.,
180,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.07%	05/27/2024	180,985

	Genesys Telecommunications Laboratories, Inc.,
4,281,486	Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 3.75%)	5.08%	12/01/2023	4,317,429

	Hargray Corporation,
4,209,450	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	05/16/2024	4,229,634

	Securus Technologies Holdings, Inc.,
3,828,473	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.69%	06/20/2024	3,872,328

	Telesat Canada,
3,873,331	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 3.00%)	4.24%	11/17/2023	3,910,456

				29,850,740

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
TRANSPORTATION 3.3%

	Arctic LNG Carriers Ltd.,
3,391,500	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%		05/18/2023	3,423,312

	Kenan Advantage Group, Inc.,
4,450,125	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%)	4.24%		08/01/2022	4,463,476

	PODS LLC,
3,930,691	Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 3.25%)	4.49%		02/02/2022	3,963,453

	TKC Holdings, Inc.,
4,039,700	Senior Secured 1st Lien Term Loan (2 Month LIBOR USD + 4.25%)	5.52%		02/01/2023	4,081,774

					15,932,015

UTILITIES 0.9%

	EFS Cogen Holdings I LLC,
4,001,065	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.84%		06/28/2023	4,056,080

	Total Bank Loans (Cost $433,212,453)				434,095,363

COLLATERALIZED LOAN OBLIGATIONS 1.1%

	Canyon Capital Ltd.
1,000,000	(3 Month LIBOR USD + 6.25%)	7.51%	^	07/15/2030	976,674

	Madison Park Funding Ltd.
1,000,000	(3 Month LIBOR USD + 5.44%)	6.76%	^	01/27/2026	1,003,519

	Octagon Investment Partners Ltd.,
1,000,000	(3 Month LIBOR USD + 4.00%)	5.30%	^	07/15/2029	1,009,842
1,000,000	(3 Month LIBOR USD + 6.20%)	7.51%	^	03/17/2030	1,008,613

	Venture Ltd.
1,000,000	(3 Month LIBOR USD + 6.72%)	8.03%	^	10/20/2028	1,008,865

	Total Collateralized Loan Obligations (Cost $4,949,220)				5,007,513

CORPORATE BONDS 2.8%

AUTOMOTIVE 0.2%
990,000	Delphi Jersey Holdings PLC	5.00%	^	10/01/2025	1,009,800

CHEMICALS/PLASTICS 0.0%
55,000	Multi-Color Corporation	4.88%	^	11/01/2025	55,825

COMMERCIAL SERVICES 0.1%
455,000	KAR Auction Services, Inc.	5.13%	^	06/01/2025	474,337

ELECTRONICS/ELECTRIC 0.2%
1,000,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	1,041,250

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	53

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FINANCE 0.3%
1,135,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	1,164,794

FOOD PRODUCTS 0.4%
500,000	B&G Foods, Inc.	5.25%		04/01/2025	511,250
945,000	Burger King Restaurant Brands	5.00%	^	10/15/2025	966,262
535,000	Post Holdings, Inc.	5.50%	^	03/01/2025	556,400

					2,033,912

HEALTH CARE PROVIDERS & SERVICES 0.2%
1,065,000	Centene Corporation	4.75%		01/15/2025	1,107,600

HEALTHCARE 0.4%
1,000,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	1,017,500
580,000	West Street Merger Sub, Inc.	6.38%	^	09/01/2025	580,000

					1,597,500

HOTELS/MOTELS/INNS AND CASINOS 0.2%
950,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	1,010,563

INSURANCE 0.1%
500,000	Alliant Holdings Intermediate LLC	8.25%	^	08/01/2023	529,895

LEISURE 0.3%
500,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	510,000
925,000	Viking Cruises Ltd.	5.88%	^	09/15/2027	930,504

					1,440,504

PHARMACEUTICALS 0.2%
910,000	inVentiv Group Holdings, Inc.	7.50%	^	10/01/2024	1,014,650

TELECOMMUNICATIONS 0.2%
1,000,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	980,000

	Total Corporate Bonds (Cost $13,281,008)				13,460,630

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 0.2%
CONTAINERS AND GLASS PRODUCTS 0.2%
1,000,000	Ardagh Packaging Finance, Inc.	6.00%	^	02/15/2025	1,061,250

	Total Foreign Corporate Bonds (Cost $1,000,759)				1,061,250

SHORT TERM INVESTMENTS 13.8%
21,981,119	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	◆		21,981,119
21,981,120	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	◆		21,981,120
21,981,120	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	◆		21,981,120

	Total Short Term Investments (Cost $65,943,359)				65,943,359

	Total Investments 108.8% (Cost $518,386,799)				519,568,115
	Liabilities in Excess of Other Assets (8.8)%				(42,085,636)

	NET ASSETS 100.0%				$477,482,479

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	90.9%
Short Term Investments	13.8%
US Corporate Bonds	2.8%
Collateralized Loan Obligations	1.1%
Foreign Corporate Bonds	0.2%
Other Assets and Liabilities	(8.8)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $16,893,043 or 3.5% of net assets.

◆	Seven-day yield as of September 30, 2017

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 6.8%

	Arcadia Receivables Credit Trust,
5,608,112	Series 2017-1-A	3.25%	^	06/15/2023	5,648,931

	AVANT Loans Funding Trust,
2,742,564	Series 2017-A-A	2.41%	^	03/15/2021	2,743,879

	Citi Held For Asset Issuance,
154,245	Series 2015-PM1-B	2.93%	^	12/15/2021	154,281

	College Ave Student Loans LLC,
2,250,000	Series 2017-A	4.50%	^	11/26/2046	2,196,610

	Colony American Finance Ltd.,
848,681	Series 2016-1-A	2.54%	^	06/15/2048	843,552

	Colony American Homes,
5,541,450	Series 2014-2A-E (1 Month LIBOR USD + 3.20%)	4.44%	^	07/17/2031	5,573,281

	Colony Starwood Homes Trust,
6,200,000	Series 2016-2A-D (1 Month LIBOR USD + 2.35%)	3.58%	^	12/17/2033	6,286,021

	Conn Funding LP,
5,671,273	Series 2017-A-A	2.73%	^	07/15/2019	5,674,852

	Consumer Installment Loan Trust,
222,728	Series 2016-LD1-A	3.96%	^	07/15/2022	223,783

	DRB Prime Student Loan Trust,
5,000,000	Series 2017-A-B	3.10%	#^	05/27/2042	5,019,813

	Earnest Student Loan Program,
9,300,080	Series 2017-A-A2	2.65%	^	01/25/2041	9,263,270

	Flagship Credit Auto Trust,
2,500,000	Series 2016-3-B	2.43%	^	06/15/2021	2,507,562
8,120,000	Series 2016-4-C	2.71%	^	11/15/2022	8,065,341
6,850,000	Series 2017-1-C	3.22%	^	05/15/2023	6,874,189

	Helios Issuer LLC,
12,467,923	Series 2017-1A-A	4.94%	^	09/20/2049	12,642,400

	HERO Funding Trust,
4,285,168	Series 2016-1A-A	4.05%	^	09/20/2041	4,461,005

	Jimmy Johns Funding LLC,
20,000,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	20,191,148

	Kabbage Asset Securitization LLC,
19,231,000	Series 2017-1-A	4.57%	^	03/15/2022	19,718,202

	Laurel Road Prime Student Loan Trust,
1,138,000	Series 2017-B-CFX	3.61%	^	08/25/2042	1,143,715

	LendingClub Issuance Trust,
2,038,494	Series 2016-NP2-A	3.00%	^	01/17/2023	2,045,426

	Lendmark Funding Trust,
10,000,000	Series 2017-1A-A	2.83%	^	12/22/2025	10,009,355

	Mariner Finance Issuance Trust,
5,000,000	Series 2017-AA-A	3.62%	^	02/20/2029	5,033,095

	MarketPlace Loan Trust,
124,894	Series 2015-AV2-A	4.00%	^	10/15/2021	125,544

	Mosaic Solar Loans LLC,
2,836,088	Series 2017-1A-A	4.45%	^	06/20/2042	2,873,323

	OneMain Direct Auto Receivables Trust,
4,000,000	Series 2016-1A-B	2.76%	^	05/15/2021	4,012,475

	OneMain Financial Issuance Trust,
2,383	Series 2014-1A-A	2.43%	^	06/18/2024	2,384
10,000,000	Series 2017-1A-1	2.37%	^	09/14/2032	9,962,328

	Oportun Funding LLC,
3,000,000	Series 2016-B-A	3.69%	^	07/08/2021	3,030,135
3,000,000	Series 2016-C-A	3.28%	^	11/08/2021	3,013,039

	Progress Residential Trust,
2,650,000	Series 2016-SFR1-C (1 Month LIBOR USD + 2.50%)	3.73%	^	09/17/2033	2,702,374

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Progress Residential Trust,
3,000,000	Series 2016-SFR2-D (1 Month LIBOR USD + 2.50%)	3.73%	^	01/17/2034	3,052,063

	SCF Equipment Leasing LLC,
4,168,441	Series 2017-1A-A	3.77%	^	01/20/2023	4,189,266

	Sierra Timeshare Receivables Funding LLC,
5,580,299	Series 2016-3A-A	2.43%	^	10/20/2033	5,568,797

	SLM Private Credit Student Loan Trust,
9,000,000	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%)	1.61%		06/15/2039	8,600,066

	SoFi Consumer Loan Program,
1,717,857	Series 2017-3-A	2.77%	^	05/25/2026	1,725,608

	SoFi Consumer Loan Program LLC,
1,887,881	Series 2016-1-A	3.26%	^	08/25/2025	1,918,863
1,906,824	Series 2016-3-A	3.05%	^	12/26/2025	1,925,900

	SoFi Consumer Loan Program Trust,
1,137,045	Series 2016-2-A	3.09%	^	10/27/2025	1,149,961
7,347,616	Series 2017-1-A	3.28%	^	01/26/2026	7,447,288
3,835,842	Series 2017-2-A	3.28%	^	02/25/2026	3,888,915
2,000,000	Series 2017-5-A1	2.14%	^	09/25/2026	1,998,577
500,000	Series 2017-5-A2	2.78%	^	09/25/2026	498,963

	SoFi Professional Loan Program,
5,000,000	Series 2017-A-A2B	2.40%	^	03/26/2040	4,961,821

	SpringCastle America Funding LLC,
3,666,558	Series 2016-AA-A	3.05%	^	04/25/2029	3,695,568

	Springleaf Funding Trust,
9,000,000	Series 2016-AA-A	2.90%	^	11/15/2029	9,027,835
20,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	20,014,208

	Spruce Asset Backed Securities Trust,
1,865,197	Series 2016-E1-A	4.32%	^	06/15/2028	1,861,541

	TAL Advantage LLC,
23,176,738	Series 2017-1A-A	4.50%	^	04/20/2042	24,059,137

	Triton Container Finance LLC,
8,789,628	Series 2017-1A-A	3.52%	^	06/20/2042	8,762,741

	Westlake Automobile Receivables Trust,
1,000,000	Series 2016-2A-B	2.30%	^	11/15/2019	1,002,200
14,000,000	Series 2017-1A-C	2.70%	^	10/17/2022	14,066,408
15,100,000	Series 2017-2A-C	2.59%	^	12/15/2022	15,067,201

	Total Asset Backed Obligations (Cost $304,023,735)				306,524,240

BANK LOANS 7.5%

	Acadia Healthcare Company, Inc.,
2,229,748	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.75%)	3.98%		02/16/2023	2,248,143

	Acrisure LLC,
1,293,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 5.00%)	6.27%		11/22/2023	1,311,286

	Air Medical Group Holdings, Inc.,
2,104,682	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.00%)	5.24%		04/28/2022	2,105,735

	Albertson’s Holdings LLC,
1,847,664	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 2.75%)	3.99%		08/25/2021	1,785,453

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	55

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	AlixPartners LLP,
2,691,475	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.33%	04/04/2024	2,701,999

	Almonde, Inc.,
3,525,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.82%	06/13/2024	3,544,652

	Alphabet Holding Co, Inc.,
2,005,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.83%	09/26/2024	1,984,529

	American Axle & Manufacturing, Inc.,
177,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	04/08/2024	177,529

	American Renal Holdings, Inc.,
2,015,776	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	06/21/2024	2,008,217

	American Tire Distributors, Inc.,
1,784,162	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%)	5.49%	09/01/2021	1,803,118

	Applied Systems, Inc.,
3,620,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.57%	09/13/2024	3,662,137

	Arctic LNG Carriers Ltd.,
1,860,338	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%	05/18/2023	1,877,787

	Ascend Learning LLC,
1,040,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	07/12/2024	1,047,280

	ASP AMC Merger Sub, Inc.,
2,320,918	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.83%	04/22/2024	2,293,833

	AssuredPartners, Inc.,
2,755,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.35%)	4.59%	10/22/2024	2,763,031

	Asurion LLC,
3,628,032	Senior Secured 1st Lien Term Loan, Tranche B5 (1 Month LIBOR USD + 3.00%)	4.24%	11/03/2023	3,648,440

	Avantor Performance Materials Holdings LLC,
2,651,675	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%	03/08/2024	2,662,733

	Avatar Purchaser Inc.,
3,120,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%)	5.07%	09/27/2024	3,104,400

	Berry Plastics Corporation,
484,412	Guaranteed Senior Secured 1st Lien Term Loan, Tranche M (1 Month LIBOR USD + 2.25%)	3.49%	10/01/2022	486,272

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	BJ’s Wholesale Club, Inc.,
2,493,750	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%)	4.98%	02/02/2024	2,396,668

	Blackstone Group,
1,140,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	5.32%	09/19/2024	1,153,714

	Brand Energy & Infrastructure Services, Inc.,
4,179,525	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.56%	06/21/2024	4,205,919

	Bright Bidco BV,
2,239,388	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.74%	06/28/2024	2,261,781

	Burger King Restaurant Brands,
1,780,801	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.25%)	3.58%	02/16/2024	1,780,356

	BWAY Corporation,
4,377,700	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.48%	04/03/2024	4,395,277

	Canyon Valor Cos, Inc.,
1,065,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%)	5.58%	06/16/2023	1,079,862

	Capital Automotive LP,
197,117	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.24%	03/24/2025	200,259

	Capital Automotive LP,
2,432,256	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	03/25/2024	2,450,936

	CD&R Waterworks Merger Sub LLC,
475,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.46%	08/01/2024	476,634

	Cengage Learning, Inc.,
2,636,178	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%)	5.49%	06/07/2023	2,437,516

	CenturyLink, Inc.,
3,590,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	2.75%	01/31/2025	3,484,544

	Ceva Group PLC,
318,226	Guaranteed Senior Secured 1st Lien Synthetic Letter Of Credit (3 Month LIBOR USD + 0.00%)	1.33%	03/19/2021	307,088

	Ceva Group PLC,
55,834	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%	03/19/2021	54,229

	Ceva Group PLC,
446,673	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%	03/19/2021	433,831

	Ceva Intercompany BV,
323,838	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%	03/19/2021	314,528

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	CH Hold Corporation,
2,102,462	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.24%	02/01/2024	2,122,835

	Change Healthcare Holdings LLC,
3,517,649	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	03/01/2024	3,531,068

	CHG Healthcare Services, Inc.,
2,584,885	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.25%)	4.56%	06/07/2023	2,613,047

	Chill Merger Sub Inc.,
547,250	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.49%	03/20/2024	551,354

	Cincinnati Bell, Inc.,
2,430,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.05%	08/06/2024	2,454,300

	CityCenter Holdings LLC,
3,726,360	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	3.74%	04/18/2024	3,746,632

	Clark Equipment Company,
104,475	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.08%	05/17/2024	105,259

	Cogeco Communications USA II LP,
1,390,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.38%)	3.67%	08/09/2024	1,383,481

	Colorado Buyer, Inc.,
3,476,288	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.31%	05/01/2024	3,496,554

	Community Health Systems Inc.,
2,714,135	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (3 Month LIBOR USD + 2.75%)	4.07%	12/31/2019	2,701,704

	Compuware Corporation,
1,983,456	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 4.25%)	5.49%	12/15/2021	2,008,249

	Constellation Merger Sub, Inc.,
1,340,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	09/18/2024	1,334,138

	Constellis Holdings LLC,
4,054,838	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.00%)	6.33%	04/19/2024	4,062,440

	CPI Holdco LLC,
925,351	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.34%	03/21/2024	934,604

	CSC Holdings LLC,
3,675,110	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.48%	07/17/2025	3,660,336

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	CSM Bakery Supplies LLC,
1,356,213	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	5.30%	07/03/2020	1,330,221

	Dell International, LLC,
2,252,879	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	3.74%	09/07/2023	2,263,321

	Delta 2 Lux Sarl,
2,980,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	02/01/2024	3,001,978

	Diamond BC B.V.,
430,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.32%	09/06/2024	429,291

	Digicel International Finance Ltd.,
105,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.07%	05/27/2024	105,574

	Dragon Merger Sub LLC,
385,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.31%	07/24/2024	388,771

	EFS Cogen Holdings I LLC,
2,410,364	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.84%	06/28/2023	2,443,507

	Eldorado Resorts, Inc.,
1,727,371	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.25%)	3.56%	04/17/2024	1,728,450

	Energy Transfer Equity LP,
3,495,405	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.98%	02/02/2024	3,516,255

	Envision Healthcare Corporation,
3,616,306	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%)	4.24%	12/01/2023	3,631,006

	Equinox Holdings, Inc.,
3,960,075	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	03/08/2024	3,981,935

	Evergreen Skills,
2,271,659	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.99%	04/28/2021	2,153,464

	Fairmount Minerals,
3,686,896	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 3.50%)	4.74%	09/05/2019	3,661,549

	Federal-Mogul Holdings Corporation,
1,640,221	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.75%)	4.99%	04/15/2021	1,651,940

	Ferrara Candy Company,
370,449	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%	06/15/2023	363,734

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	57

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Filtration Group, Inc.,
3,632,337	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	11/23/2020	3,660,342

	First Data Corporation,
966,278	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.74%	04/26/2024	970,506

	Foresight Energy LLC,
1,447,725	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.75%)	7.08%	03/28/2022	1,359,059

	Garda World Security Corporation,
2,851,544	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	7.25%	05/24/2024	2,884,223

	Gates Global LLC,
2,785,220	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	4.58%	04/01/2024	2,800,719

	Gavilan Resources LLC,
480,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.23%	03/01/2024	467,599

	Genesys Telecommunications Laboratories, Inc.,
2,937,278	Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 3.75%)	5.08%	12/01/2023	2,961,937

	Goldcup Merger Sub, Inc.,
3,518,006	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.06%	05/02/2023	3,544,954

	Golden Nugget, Inc.,
455,000	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	10/04/2023	457,939

	Greektown Holdings LLC,
1,820,340	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	04/25/2024	1,823,753

	GTT Communications, Inc.,
158,800	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.50%	01/09/2024	159,991

	Harbor Freight Tools USA, Inc.,
2,258,609	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	08/18/2023	2,270,704

	Hargray Corporation,
2,902,725	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	05/16/2024	2,916,644

	Harsco Corporation,
1,146,338	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 5.00%)	6.25%	11/02/2023	1,164,008

	Hawk Merger Sub, Inc.,
2,440,000	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.25%)	4.49%	07/31/2024	2,456,019

	Hayward Acquisition Corporation,
2,925,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%	08/05/2024	2,947,537

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	HCA Inc.,
99,251	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B8 (1 Month LIBOR USD + 2.25%)	3.49%	02/15/2024	99,845

	Hyland Software, Inc.,
3,066,134	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	07/01/2022	3,100,306

	Informatica Corporation,
2,489,660	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.83%	08/05/2022	2,495,224

	JDA Software Group, Inc.,
3,478,200	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%	10/12/2023	3,504,600

	Jeld-Wen, Inc.,
1,987,212	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.33%	07/01/2022	2,006,051

	Jo-Ann Stores LLC,
1,996,228	Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 5.00%)	6.39%	10/20/2023	1,913,883

	Kenan Advantage Group, Inc.,
3,491,511	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%)	4.24%	08/01/2022	3,501,985

	KIK Custom Products, Inc.,
3,489,272	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%	08/26/2022	3,529,626

	Kloeckner Pentaplast,
2,745,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%)	5.58%	06/30/2022	2,756,666

	Kraton Polymers LLC,
3,276,747	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	01/06/2022	3,322,834

	Kronos Inc.,
3,500,100	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%	11/01/2023	3,524,163

	Leslie’s Poolmart, Inc.,
719,531	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.06%	08/16/2023	720,880

	Level 3 Financing, Inc.,
1,695,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	02/22/2024	1,696,195

	Life Time Fitness, Inc.,
3,507,120	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.32%	06/10/2022	3,523,849

	MA FinanceCo LLC,
52,236	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	06/21/2024	52,406

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Manitowoc Foodservice, Inc.,
3,542,716	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	03/03/2023	3,570,013

	McGraw-Hill Financial, Inc.,
1,991,157	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%	05/04/2022	1,960,045

	MGM Growth Properties LP,
552,961	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	04/25/2023	555,314

	Milacron LLC,
2,666,890	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	09/28/2023	2,682,451

	Mission Broadcasting, Inc.,
48,795	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	3.74%	01/17/2024	48,987

	Mitchell International, Inc.,
85,000	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.50%)	8.67%	10/11/2021	85,956

	Mitchell International, Inc.,
2,361,903	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.81%	10/13/2020	2,379,865

	Mohegan Tribal Gaming Authority,
2,367,747	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%)	5.24%	10/13/2023	2,395,023

	MPH Acquisition Holdings LLC,
3,495,409	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.33%	06/07/2023	3,527,357

	National Vision, Inc.,
2,030,464	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	03/12/2021	2,038,921

	Nexstar Broadcasting, Inc.,
389,776	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	3.74%	01/17/2024	391,308

	Optiv Security, Inc.,
2,127,961	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.56%	02/01/2024	2,004,720

	Party City Holdings, Inc.,
2,058,667	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.32%	08/19/2022	2,069,733

	Peak 10 Holding Corporation,
2,975,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.81%	08/01/2024	2,981,813

	Pharmaceutical Product Development LLC,
4,289,059	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.08%	08/18/2022	4,315,415

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Pike Corporation,
819,663	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%	09/20/2024	831,191

	PODS LLC,
2,001,000	Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 3.25%)	4.49%	02/02/2022	2,017,678

	PQ Corporation,
2,044,817	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.25%)	4.56%	11/04/2022	2,066,175

	Precyse Acquisition Corporation,
2,062,528	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%	10/20/2022	2,071,552

	Prime Security Services Borrower LLC,
3,630,000	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.99%	05/02/2022	3,665,810

	Project Alpha Intermediate Holding, Inc.,
4,134,638	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%	04/26/2024	4,048,079

	RCN Corporation,
3,541,028	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.24%	02/01/2024	3,498,429

	Refresco Group,
670,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.32%	09/26/2024	673,350

	RentPath LLC,
2,287,719	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.75%)	5.99%	12/17/2021	2,298,082

	Reynolds Group,
3,521,120	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	02/03/2023	3,538,392

	Sabre GLBL, Inc.,
1,642,597	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	02/22/2024	1,652,182

	Scientific Games International, Inc.,
2,945,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 3.25%)	4.49%	08/14/2024	2,953,747

	Seahawk Holding Ltd.,
2,457,183	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.24%	10/31/2022	2,497,112

	Seattle SpinCo, Inc.,
352,764	Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.75%)	3.99%	06/21/2024	353,910

	Securus Technologies Holdings, Inc.,
3,513,342	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.69%	06/20/2024	3,553,587

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	59

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Select Medical Corporation,
2,686,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%	03/01/2021	2,718,402

	SolarWinds Holdings, Inc.,
3,512,656	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.74%	02/03/2023	3,528,024

	Solenis International LP,
1,829,692	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 6.75%)	8.07%	07/29/2022	1,825,877

	Solera LLC,
3,499,639	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	03/03/2023	3,515,142

	Sophia LP,
2,264,303	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	4.58%	09/30/2022	2,264,835

	Staples, Inc.,
2,865,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.31%	08/15/2024	2,855,531

	Surgery Center Holdings, Inc.,
3,005,000	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	09/03/2024	2,985,287

	TCH-2 Holdings LLC,
497,500	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%	05/06/2021	500,609

	Team Health Holdings, Inc.,
3,521,016	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	02/06/2024	3,463,817

	Telesat Canada,
3,484,082	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 3.00%)	4.24%	11/17/2023	3,517,477

	TKC Holdings, Inc.,
4,303,375	Senior Secured 1st Lien Term Loan (2 Month LIBOR USD + 4.25%)	5.52%	02/01/2023	4,348,195

	TransDigm, Inc.,
2,487,368	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F (1 Month LIBOR USD + 3.00%)	4.33%	06/09/2023	2,496,932

	TransDigm, Inc.,
154,615	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (1 Month LIBOR USD + 3.00%)	4.24%	08/22/2024	155,050

	Travel Leaders Group LLC,
464,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.50%)	5.81%	01/25/2024	471,470

	Traverse Midstream Partners LLC,
570,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	5.33%	09/27/2024	577,838

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Tribune Media Company,
34,361	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	12/24/2020	34,511

	Tribune Media Company,
428,263	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%)	4.24%	01/26/2024	429,736

	Tumi Holdings, Inc.,
1,996,259	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	08/01/2023	2,013,727

	UFC Holdings LLC,
3,974,623	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	08/18/2023	3,996,345

	Ultra Resources, Inc.,
672,240	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.31%	04/12/2024	672,660

	Univar USA, Inc.,
3,519,653	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	07/01/2022	3,537,532

	US Renal Care, Inc.,
2,984,822	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.58%	12/30/2022	2,897,516

	USAGM HoldCo LLC,
2,495,576	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%)	5.08%	07/28/2022	2,493,243

	VF Holdings Corporation,
3,499,380	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	06/30/2023	3,516,895

	West Street Merger Sub, Inc.,
1,355,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.30%	09/27/2024	1,366,016

	Western Digital Corporation,
1,828,996	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.75%)	3.99%	04/28/2023	1,843,061

	WideOpenWest Finance LLC,
960,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.48%	08/18/2023	959,851

	WMG Acquisition Corporation,
4,035,000	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.74%	11/01/2023	4,049,506

	York Risk Services Group, Inc.,
1,718,980	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%)	4.99%	10/01/2021	1,694,055

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Zodiac Pool Solutions LLC,
2,206,615	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.33%		12/20/2023	2,233,514

	Total Bank Loans (Cost $336,304,601)				336,290,011

COLLATERALIZED LOAN OBLIGATIONS 12.6%

	Adams Mill Ltd.,
250,000	Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	4.66%	^	07/15/2026	251,243

	AIMCO,
10,000,000	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	2.41%	^	07/20/2026	10,012,336

	ALM LLC,
3,935,000	Series 2014-14A-A1R (3 Month LIBOR USD + 1.15%)	2.46%	^	07/28/2026	3,949,951
5,000,000	Series 2016-19A-A1 (3 Month LIBOR USD + 1.55%)	2.85%	^	07/15/2028	5,052,661
2,500,000	Series 2016-19A-A2 (3 Month LIBOR USD + 2.20%)	3.50%	^	07/15/2028	2,544,812

	Anchorage Capital Ltd.,
10,000,000	Series 2012-1A-A2R (3 Month LIBOR USD + 2.10%)	3.40%	^	01/13/2027	10,061,687

	Apidos Ltd.,
2,000,000	Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	2.29%	^	01/19/2025	2,001,618
1,000,000	Series 2015-20A-A1R (3 Month LIBOR USD + 1.33%)	2.63%	^	01/16/2027	1,005,780
5,000,000	Series 2016-24A-A2 (3 Month LIBOR USD + 2.00%)	3.31%	^	07/20/2027	5,041,978

	Arbor Realty Ltd.,
404,000	Series 2016-FL1A-B (1 Month LIBOR USD + 2.95%)	4.18%	^	09/15/2026	410,417
10,000,000	Series 2017-FL2-A (1 Month LIBOR USD + 0.99%)	2.22%	^	08/15/2027	10,074,990

	Arrowpoint Ltd.,
4,500,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.52%)	2.84%	^	11/15/2028	4,562,572
2,410,000	Series 2014-2A-A1L (3 Month LIBOR USD + 1.50%)	2.81%	^	03/12/2026	2,409,889

	Atlas Senior Loan Fund Ltd.,
25,000,000	Series 2013-2A-A1LR (3 Month LIBOR USD + 0.98%)	2.30%	^	02/17/2026	25,003,094

	Avery Point Ltd.,
250,000	Series 2013-2A-D (3 Month LIBOR USD + 3.45%)	4.75%	^	07/17/2025	250,046

	Babson Ltd.,
20,000,000	Series 2014-3A-AR (3 Month LIBOR USD + 1.32%)	2.62%	^	01/15/2026	20,167,500

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
500,000	Series 2014-3A-D2 (1 Month LIBOR USD + 4.40%)	5.63%	^	01/15/2026	501,623
2,500,000	Series 2015-2A-D (3 Month LIBOR USD + 3.80%)	5.11%	^	07/20/2027	2,504,974

	Benefit Street Partners Ltd.,
6,750,000	Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	2.56%	^	07/20/2029	6,749,779

	Betony Ltd.,
1,000,000	Series 2015-1A-D (3 Month LIBOR USD + 3.60%)	4.90%	^	04/15/2027	1,002,195

	BlueMountain Ltd.,
2,500,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.40%)	2.71%	^	01/20/2029	2,539,444
4,000,000	Series 2015-3A-A1 (3 Month LIBOR USD + 1.48%)	2.79%	^	10/20/2027	4,035,210

	Bsprt Issuer Ltd.,
1,000,000	Series 2017-FL1-A (1 Month LIBOR USD + 1.35%)	2.67%	^	06/15/2027	1,004,491
3,250,000	Series 2017-FL1-B (1 Month LIBOR USD + 2.40%)	3.72%	^	06/15/2027	3,268,772

	Canyon Capital Ltd.,
4,500,000	Series 2006-1A-D (3 Month LIBOR USD + 1.60%)	2.92%	^	12/15/2020	4,456,030
1,500,000	Series 2014-1A-B (3 Month LIBOR USD + 2.65%)	3.96%	^	04/30/2025	1,501,460
5,800,000	Series 2016-2A-B (3 Month LIBOR USD + 2.00%)	3.30%	^	10/15/2028	5,858,774

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.00%)	2.31%	^	04/20/2027	2,000,050

	Catamaran Ltd.,
250,000	Series 2014-1A-B (3 Month LIBOR USD + 2.65%)	3.96%	^	04/20/2026	252,379
2,000,000	Series 2015-1A-A (3 Month LIBOR USD + 1.55%)	2.86%	^	04/22/2027	2,014,492
1,000,000	Series 2015-1A-B (3 Month LIBOR USD + 2.20%)	3.51%	^	04/22/2027	1,009,431

	Cent Ltd.,
2,750,000	Series 2006-12A-D (3 Month LIBOR USD + 1.40%)	2.72%	^	11/18/2020	2,734,862
1,000,000	Series 2013-19A-A1A (3 Month LIBOR USD + 1.33%)	2.64%	^	10/29/2025	1,001,848
1,000,000	Series 2014-21A-A1AR (3 Month LIBOR USD + 1.21%)	2.53%	^	07/27/2026	1,003,595
250,000	Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	5.06%	^	11/07/2026	256,233

	CFIP Ltd.,
22,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	2.62%	^	07/13/2029	22,000,500

	Cutwater Ltd.,
20,000,000	Series 2014-1A-A1BR (3 Month LIBOR USD + 1.25%)	2.55%	^	07/15/2026	20,072,756

	CVP Ltd.,
25,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	2.80%	^	07/20/2030	24,989,404

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	61

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Flatiron Ltd.,
250,000	Series 2014-1A-C (3 Month LIBOR USD + 3.30%)	4.46%	^	07/17/2026	248,609

	Galaxy Ltd.,
500,000	Series 2014-18A-D1 (3 Month LIBOR USD + 3.70%)	5.00%	^	10/15/2026	505,304
5,250,000	Series 2016-22A-B1 (3 Month LIBOR USD + 2.10%)	3.40%	^	07/16/2028	5,316,306

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2012-1X-A2 (3 Month LIBOR USD + 2.50%)	3.82%		08/15/2023	504,273
500,000	Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.01%	^	08/01/2025	504,439
250,000	Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	5.11%	^	08/01/2025	249,975
2,100,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	2.43%	^	04/18/2026	2,100,396
500,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	4.81%	^	04/28/2025	499,960

	Hildene Ltd.,
20,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.18%)	2.49%	^	07/19/2026	20,089,510
3,000,000	Series 2015-4A-A1A (3 Month LIBOR USD + 1.50%)	2.65%	^	07/23/2027	3,022,343

	Hunt Ltd.,
8,000,000	Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	3.63%	^	08/15/2034	8,059,984

	Jamestown Ltd.,
5,000,000	Series 2013-3A-A1AR (3 Month LIBOR USD + 1.14%)	2.44%	^	01/15/2026	5,014,919
3,000,000	Series 2014-4A-A1A (3 Month LIBOR USD + 1.50%)	2.80%	^	07/15/2026	3,002,225
1,000,000	Series 2015-6A-A1AR (3 Month LIBOR USD + 1.15%)	2.47%	^	02/20/2027	1,001,593

	KVK Ltd.,
26,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.25%)	2.56%	^	05/20/2027	26,034,892

	LCM LP,
10,000,000	Series 14A-A (3 Month LIBOR USD + 1.15%)	2.45%	^	07/15/2025	10,018,023
500,000	Series 14A-D (3 Month LIBOR USD + 3.50%)	4.80%	^	07/15/2025	502,495
250,000	Series 16A-DR (1 Month LIBOR USD + 3.00%)	4.23%	^	07/15/2026	250,037

	Madison Park Funding Ltd.,
10,595,000	Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	2.47%	^	07/23/2029	10,640,029
1,000,000	Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	4.77%	^	01/27/2026	1,008,107

	Marathon Ltd.,
15,000,000	Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	2.63%	^	10/28/2025	15,090,083
8,625,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	2.90%	^	04/15/2029	8,645,036

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Midocean Credit,
25,000,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	2.64%	^	07/15/2029	24,994,352

	MP Ltd.,
10,603,194	Series 2013-1A-A (3 Month LIBOR USD + 1.18%)	2.49%	^	04/20/2025	10,605,806
25,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	2.59%	^	07/25/2029	24,993,519
10,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.25%)	2.55%	^	07/18/2026	10,045,789
5,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.20%)	2.50%	^	01/15/2027	5,009,694

	North End Ltd.,
500,000	Series 2013-1A-C (3 Month LIBOR USD + 2.75%)	4.05%	^	07/17/2025	501,269
250,000	Series 2013-1A-D (3 Month LIBOR USD + 3.50%)	4.80%	^	07/17/2025	251,243

	Octagon Investment Partners Ltd.,
3,750,000	Series 2013-1A-A (3 Month LIBOR USD + 1.12%)	2.42%	^	07/17/2025	3,758,302
750,000	Series 2014-1A-C (3 Month LIBOR USD + 3.65%)	4.96%	^	11/14/2026	752,608

	Rockford Tower Ltd.,
8,500,000	Series 2017-2A-A (3 Month LIBOR USD + 1.27%)	2.51%	^	10/15/2029	8,497,902

	Sound Harbor Loan Fund Ltd.,
12,400,000	Series 20141A-A1R (3 Month LIBOR USD + 1.20%)	2.51%	^	10/30/2026	12,445,337

	Steele Creek Ltd.,
20,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.33%)	2.65%	^	08/21/2026	20,112,250
9,500,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	2.58%	^	05/21/2029	9,520,851

	Stewart Park Ltd.,
5,000,000	Series 2015-1A-B (3 Month LIBOR USD + 2.00%)	3.30%	^	04/15/2026	5,023,751

	Symphony Ltd.,
2,049,333	Series 2012-8A-AR (3 Month LIBOR USD + 1.10%)	2.40%	^	01/09/2023	2,053,281

	TCI-Cent Ltd.,
3,500,000	Series 2016-1A-A1 (3 Month LIBOR USD + 1.52%)	2.84%	^	12/21/2029	3,538,886
6,250,000	Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	3.52%	^	12/21/2029	6,322,933

	TCI-Flatiron Ltd,
2,000,000	Series 2016-1A-B (3 Month LIBOR USD + 2.20%)	3.50%	^	07/17/2028	2,026,172

	Venture Ltd.,
76,692	Series 2007-8A-A2A (3 Month LIBOR USD + 0.22%)	1.53%	^	07/22/2021	76,705
6,000,000	Series 2007-8A-B (3 Month LIBOR USD + 0.42%)	1.73%	^	07/22/2021	5,970,329
4,000,000	Series 2007-8A-C (3 Month LIBOR USD + 0.90%)	2.21%	^	07/22/2021	3,997,482
6,000,000	Series 2014-17A-AR (3 Month LIBOR USD + 1.08%)	2.38%	^	07/15/2026	6,000,517

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Venture Ltd., (Cont.)
4,000,000	Series 2014-18A-A (3 Month LIBOR USD + 1.45%)	2.75%	^	10/15/2026	4,001,000
6,000,000	Series 2014-18A-B (3 Month LIBOR USD + 1.90%)	3.20%	^	10/15/2026	6,014,748
8,500,000	Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	2.60%	^	09/07/2030	8,496,757

	Vibrant Ltd.,
5,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 1.48%)	2.79%	^	04/20/2026	5,036,118
3,500,000	Series 2016-5A-B (3 Month LIBOR USD + 2.10%)	3.41%	^	01/20/2029	3,499,985

	Voya Ltd.,
5,724,406	Series 2013-2A-A1 (3 Month LIBOR USD + 1.15%)	2.46%	^	04/25/2025	5,750,900
3,100,000	Series 2014-4A-A1R (3 Month LIBOR USD + 0.95%)	2.25%	^	10/14/2026	3,103,833

	WhiteHorse Ltd.,
6,150,000	Series 2014-1A-A (3 Month LIBOR USD + 1.50%)	2.81%	^	05/01/2026	6,163,836

	Wind River Ltd.,
5,000,000	Series 2016-1A-C (3 Month LIBOR USD + 2.35%)	3.65%	^	07/15/2028	5,070,485

	Zais Ltd.,
15,000,000	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	2.51%	^	07/25/2026	15,018,500

	Total Collateralized Loan Obligations (Cost $562,229,937)				564,522,554

FOREIGN CORPORATE BONDS 8.1%
2,500,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	2,548,377
1,990,769	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	2,192,335
1,000,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,039,970
200,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	207,994
1,500,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	1,606,088
5,200,000	America Movil SAB de C.V.	3.13%		07/16/2022	5,339,630
7,160,000	AstraZeneca PLC	2.38%		11/16/2020	7,201,250
6,600,000	Axiata SPV2 BHD	3.47%		11/19/2020	6,768,868
500,000	Banco Davivienda S.A.	2.95%		01/29/2018	502,400
2,600,000	Banco de Costa Rica	5.25%		08/12/2018	2,647,060
200,000	Banco de Credito del Peru	2.25%	^	10/25/2019	200,700
1,500,000	Banco de Credito del Peru	5.38%		09/16/2020	1,638,750
6,500,000	Banco de Credito del Peru	4.25%		04/01/2023	6,935,500
8,000,000	Banco del Estado de Chile	3.88%		02/08/2022	8,480,139
6,000,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	6,030,600
6,500,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	7,153,900

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,825,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	4,945,625
4,100,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	4,115,375
1,500,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	1,525,605
600,000	Banco Regional SAECA	8.13%		01/24/2019	636,750
4,720,000	Banco Santander	3.88%		09/20/2022	4,968,107
2,500,000	Banco Santander	4.13%		11/09/2022	2,626,750
5,800,000	Banco Santander (5 Year CMT Rate + 4.580%)	5.95%		01/30/2024	6,075,500
500,000	Bancolombia S.A.	6.13%		07/26/2020	547,500
800,000	Banistmo S.A.	3.65%	^	09/19/2022	802,800
2,395,000	Bank of Montreal	1.50%		07/18/2019	2,380,172
5,610,000	Bank of Montreal	2.10%		12/12/2019	5,631,187
7,455,000	Bank of Nova Scotia	2.15%		07/14/2020	7,476,886
1,000,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	1,009,700
4,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	4,370,000
2,050,000	BBVA Bancomer S.A.	6.50%		03/10/2021	2,270,375
8,000,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	8,580,800
5,560,000	BP Capital Markets PLC	1.68%		05/03/2019	5,559,403
830,000	BP Capital Markets PLC	1.77%		09/19/2019	830,479
136,000	BP Capital Markets PLC	2.32%		02/13/2020	137,218
4,500,000	British Telecommunications PLC	5.95%		01/15/2018	4,554,945
300,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	326,370
1,250,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	1,334,667
2,500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	2,647,805
1,100,000	CK Hutchison International Ltd.	2.88%		04/05/2022	1,106,775
7,700,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	7,747,424
3,500,000	CNOOC Finance Ltd.	2.63%		05/05/2020	3,518,541
4,500,000	CNOOC Finance Ltd.	3.88%		05/02/2022	4,711,932
1,000,000	CNPC General Capital Ltd.	2.75%		05/14/2019	1,006,936
5,500,000	CNPC General Capital Ltd.	3.95%		04/19/2022	5,779,806
1,700,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	1,809,212
500,000	Coca-Cola Femsa S.A.B. de C.V.	4.63%		02/15/2020	528,859
2,500,000	Colbun S.A.	6.00%		01/21/2020	2,716,419
6,200,000	Comision Federal de Electricidad	4.88%		05/26/2021	6,634,000
5,980,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	6,011,096
1,295,000	Commonwealth Bank of Australia	2.05%	^	09/18/2020	1,293,093
2,800,000	Corpbanca S.A.	3.88%		09/22/2019	2,894,198
500,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	510,000
300,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	306,000
4,000,000	Corporacion Financiera de Desarrolo S.A.	4.75%		02/08/2022	4,300,000
1,500,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	1.93%	^	07/25/2022	1,505,714
6,500,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	6,524,758
160,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	163,249
3,840,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	3,949,056
900,000	Digicel Ltd.	8.25%		09/30/2020	882,567
800,000	Digicel Ltd.	7.13%		04/01/2022	729,000
2,500,000	E.CL S.A.	5.63%		01/15/2021	2,738,579

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	63

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	1,541,250
800,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	880,000
2,049,519	ENA Norte Trust	4.95%		04/25/2023	2,141,748
5,500,000	Export-Import Bank of India	3.13%		07/20/2021	5,570,856
2,000,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	2,042,500
2,000,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	2,053,000
2,500,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	2,566,250
1,900,000	Global Bank Corporation	5.13%		10/30/2019	1,989,300
200,000	Global Bank Corporation	5.13%	^	10/30/2019	209,400
5,000,000	Global Bank Corporation	4.50%		10/20/2021	5,130,000
700,000	Global Bank Corporation	4.50%	^	10/20/2021	718,200
4,400,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	4,714,697
1,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,300,000
548,616	Guanay Finance Ltd.	6.00%	^	12/15/2020	565,074
1,280,103	Guanay Finance Ltd.	6.00%		12/15/2020	1,318,506
3,400,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	3,744,260
407,864	Interoceanica Finance Ltd.	0.00%		11/30/2018	402,256
1,100,000	Inversiones CMPC S.A.	4.75%		01/19/2018	1,102,920
6,650,000	Inversiones CMPC S.A.	4.50%		04/25/2022	6,971,869
1,700,000	IOI Investment BHD	4.38%		06/27/2022	1,777,556
1,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	1,023,500
6,490,000	Medtronic Global Holdings S.C.A.	1.70%		03/28/2019	6,487,382
2,404,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	2,497,155
200,000	OAS Investments GMBH	8.25%	Ω	10/19/2019	15,750
150,000	Odebrecht Finance Ltd.	7.50%	†	09/29/2049	57,375
2,500,000	ONGC Videsh Ltd.	3.25%		07/15/2019	2,539,625
4,700,000	ONGC Videsh Ltd.	2.88%		01/27/2022	4,673,515
1,000,000	ONGC Videsh Ltd.	3.75%		05/07/2023	1,026,061
4,775,000	Orange S.A.	2.75%		02/06/2019	4,833,409
450,000	Orange S.A.	5.38%		07/08/2019	476,319
8,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	8,216,865
3,200,000	Panama Metro Line SP	0.00%	^	12/05/2022	2,924,800
462,615	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	457,678
500,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	435,000
400,000	Petrobras Global Finance B.V.	6.13%		01/17/2022	431,000
5,600,000	Petronas Capital Ltd.	3.13%		03/18/2022	5,739,787
2,700,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	2,724,484
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	264,134
7,750,000	Reliance Holdings, Inc.	5.40%		02/14/2022	8,521,768
4,530,000	Royal Bank of Canada	1.50%		07/29/2019	4,504,510
7,699,000	Shire Acquisitions Investments Ireland DAC	1.90%		09/23/2019	7,686,553
500,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	501,399
500,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	501,399
2,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	2,015,484
400,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	391,203
500,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	489,004
700,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	708,194
1,500,000	Sinopec Group Overseas Development Ltd.	3.00%		04/12/2022	1,517,559
2,500,000	Sinopec Group Overseas Development Ltd.	3.90%		05/17/2022	2,626,300

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,910,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	6,797,071
1,400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	1,462,790
6,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	6,253,029
2,200,000	Tencent Holdings Ltd.	2.88%		02/11/2020	2,229,708
300,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	304,051
6,800,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	7,024,400
231,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	240,240
2,200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	2,252,283
5,200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	5,296,720
1,300,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	1,288,009
600,000	Want Want China Finance Ltd.	1.88%	^	05/14/2018	598,884
775,000	Westpac Banking Corporation	1.95%		11/23/2018	776,183
4,475,000	Westpac Banking Corporation	1.60%		08/19/2019	4,455,426

	Total Foreign Corporate Bonds (Cost $357,267,019)				361,220,442

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 1.8%
2,000,000	Brazilian Government International Bond	4.88%		01/22/2021	2,143,080
5,500,000	Chile Government International Bond	2.25%		10/30/2022	5,497,250
8,000,000	Chile International Government Bond	3.25%		09/14/2021	8,350,240
965,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,124,225
218,595	Dominican Republic International Bond	9.04%		01/23/2018	223,833
6,000,000	Dominican Republic International Bond	7.50%		05/06/2021	6,690,000
2,800,000	Guatemala Government Bond	5.75%		06/06/2022	3,052,000
1,800,000	Indonesia Government International Bond	6.13%		03/15/2019	1,905,840
8,500,000	Indonesia Government International Bond	4.88%		05/05/2021	9,177,042
1,100,000	Indonesia Government International Bond	3.70%		01/08/2022	1,142,559
900,000	Indonesia Government International Bond	3.70%	^	01/08/2022	934,821
5,100,000	Israel Government International Bond	4.00%		06/30/2022	5,482,051
8,500,000	Mexico Government International Bond	3.50%		01/21/2021	8,920,750
2,000,000	Mexico Government International Bond	3.63%		03/15/2022	2,101,000
3,000,000	Panama Government International Bond	5.20%		01/30/2020	3,226,500

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,200,000	Philippine Government International Bond	4.00%		01/15/2021	10,843,630
2,500,000	Republic of Poland Government International Bond	5.13%		04/21/2021	2,744,000
4,100,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	4,427,918

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $77,142,791)				77,986,739

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 11.8%

	A10 LLC,
1,288,953	Series 2016-1-A1	2.42%	^	03/15/2035	1,282,765

	Americold LLC,
1,080,000	Series 2010-ARTA-C	6.81%	^	01/14/2029	1,198,298

	BAMLL Commercial Mortgage Securities Trust,
200,000	Series 2014-IP-E	2.81%	#^	06/15/2028	198,379
30,000,000	Series 2015-200P-XA	0.50%	#^ I/O	04/14/2033	804,816

	Banc of America Commercial Mortgage Trust,
487,642	Series 2007-5-AM	5.77%	#	02/10/2051	487,981

	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
517,702	Series 2004-4-H	6.23%	#^	07/10/2042	522,460

	BANK,
57,966,483	Series 2017-BNK4-XA	1.62%	# I/O	05/15/2050	5,779,299

	Barclays Commercial Mortgage Securities LLC,
57,768,585	Series 2017-C1-XA	1.69%	# I/O	02/15/2050	6,232,306
1,174,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	2.43%	^	08/15/2036	1,176,430
1,338,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	2.93%	^	08/15/2036	1,339,978
2,803,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	3.73%	^	08/15/2036	2,811,846
2,686,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	4.73%	^	08/15/2036	2,698,426
6,786,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%)	3.79%	^	08/15/2027	6,812,077

	BB-UBS Trust,
7,538,000	Series 2012-TFT-TE	3.68%	#^	06/05/2030	7,095,254

	Bear Stearns Commercial Mortgage Securities, Inc.,
214,968	Series 2007-PW18-A4	5.70%		06/11/2050	214,879
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	490,449

	BX Trust,
3,087,000	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%)	3.28%	^	07/15/2034	3,094,074
4,777,000	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%)	4.38%	^	07/15/2034	4,804,320
2,947,000	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	3.28%	^	07/15/2034	2,953,754
4,846,000	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	4.38%	^	07/15/2034	4,876,627

	BXHTL Mortgage Trust,
1,055,000	Series 2015-JWRZ-A (1 Month LIBOR USD + 1.23%)	2.47%	^	05/15/2029	1,057,231

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CD Commercial Mortgage Trust,
68,353,376	Series 2017-CD3-XA	1.20%	# I/O	02/10/2050	5,154,918
67,916,340	Series 2017-CD4-XA	1.48%	# I/O	05/10/2050	6,302,348

	CFCRE Commercial Mortgage Trust,
21,972,513	Series 2016-C3-XA	1.24%	# I/O	01/10/2048	1,547,856
38,585,039	Series 2016-C4-XA	1.92%	# I/O	05/10/2058	4,249,255
59,267,492	Series 2017-C8-XA	1.84%	# I/O	06/15/2050	6,717,487
16,201,000	Series 2017-CB-XB	1.12%	# I/O	06/15/2050	1,285,293

	CGCMT Trust,
3,222,000	Series 2010-RR2-JA4B	6.07%	#^	02/19/2051	3,222,636

	CGDBB Commercial Mortgage Trust,
3,277,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%)	2.83%	^	07/15/2028	3,281,220
4,587,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%)	3.38%	^	07/15/2028	4,596,915

	Citigroup Commercial Mortgage Trust,
1,510,000	Series 2008-C7-AM	6.43%	#	12/10/2049	1,515,589
8,068,211	Series 2014-GC25-XA	1.20%	# I/O	10/10/2047	470,925
1,430,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	1,187,196
5,872,186	Series 2015-GC27-XA	1.57%	# I/O	02/10/2048	461,644
1,750,000	Series 2015-GC31-C	4.20%	#	06/10/2048	1,706,736
19,939,468	Series 2016-GC36-XA	1.50%	# I/O	02/10/2049	1,654,067
14,442,899	Series 2016-P3-XA	1.87%	# I/O	04/15/2049	1,511,904
17,928,645	Series 2016-P4-XA	2.17%	# I/O	07/10/2049	2,240,512
34,989,327	Series 2017-P7-XA	1.29%	# I/O	04/14/2050	2,882,186

	CLNS Trust,
3,479,000	Series 2017-IKPR-D (1 Month LIBOR USD + 0.00%)	3.29%	^	06/11/2032	3,481,944
3,479,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%)	4.74%	^	06/11/2032	3,493,626
3,479,000	Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%)	5.74%	^	06/11/2032	3,500,834

	COBALT Commercial Mortgage Trust,
5,482,565	Series 2007-C2-AJFX	5.57%	#	04/15/2047	5,587,757

	Commercial Mortgage Pass-Through Certificates,
2,305,000	Series 2012-CR4-C	4.44%	#^	10/15/2045	2,284,948
5,636,000	Series 2012-CR4-D	4.74%	#^	10/15/2045	4,925,379
29,845,743	Series 2013-CC12-XA	1.49%	# I/O	10/10/2046	1,612,273
10,071,055	Series 2013-CR10-XA	1.06%	# I/O	08/10/2046	318,549
8,870,000	Series 2013-CR11-D	5.17%	#^	08/10/2050	8,636,003
7,526,000	Series 2013-LC13-D	5.21%	#^	08/10/2046	7,389,740
3,134,569	Series 2014-CR17-XA	1.30%	# I/O	05/10/2047	153,052
300,000	Series 2014-CR19-C	4.87%	#	08/10/2047	306,177
500,000	Series 2014-CR20-C	4.65%	#	11/10/2047	511,636
110,000	Series 2014-TWC-C (1 Month LIBOR USD + 1.85%)	3.09%	^	02/13/2032	110,492
1,500,000	Series 2015-CR22-D	4.26%	#^	03/10/2048	1,263,894
21,963,567	Series 2015-CR22-XA	1.13%	# I/O	03/10/2048	1,084,787
1,500,000	Series 2015-CR23-D	4.40%	#	05/10/2048	1,246,517
1,386,000	Series 2015-CR25-C	4.70%	#	08/10/2048	1,419,515
43,027,365	Series 2015-CR27-XA	1.30%	# I/O	10/10/2048	2,687,644
1,000,000	Series 2015-DC1-D	4.50%	#^	02/10/2048	775,433
12,292,963	Series 2015-DC1-XA	1.31%	# I/O	02/10/2048	691,554
1,470,000	Series 2015-LC23-C	4.80%	#	10/10/2048	1,527,161
1,966,000	Series 2016-CR28-C	4.80%	#	02/10/2049	1,950,146
17,708,902	Series 2016-DC2-XA	1.22%	# I/O	02/10/2049	1,153,345

	Commercial Pass-Through Certificates,
38,358,211	Series 2015-CR25-XA	1.10%	# I/O	08/10/2048	2,166,840
60,112,183	Series 2015-LC21-XA	1.00%	# I/O	07/10/2048	2,518,177

	Countrywide Commercial Mortgage Trust,
100,363	Series 2007-MF1-A	6.46%	#^	11/12/2043	100,224

	Credit Suisse Commercial Mortgage Trust,
2,407,013	Series 2007-C1-AM	5.42%		02/15/2040	2,417,119
14,048,885	Series 2017-6R1-A1	2.79%	#^	03/06/2047	14,076,917

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	65

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates,
2,180,000	Series 2008-C1-AM	6.51%	#^	02/15/2041	2,195,747
10,092,000	Series 2014-USA-X1	0.70%	#^ I/O	09/15/2037	359,737

	CSAIL Commercial Mortgage Trust,
30,478,161	Series 2015-C1-XA	1.09%	# I/O	04/15/2050	1,532,905
4,771,542	Series 2016-C6-XA	1.97%	# I/O	01/15/2049	516,537

	CSMC Mortgage Securities Trust,
6,650,000	Series 2017-LSTK-E	3.44%	#^	04/05/2033	6,547,424

	CSMC Trust,
7,370,000	Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%)	4.53%	^	07/15/2032	7,387,559

	DBCG Mortgage Trust,
3,750,000	Series 2017-BBG-C (1 Month LIBOR USD + 1.00%)	2.23%	^	06/15/2034	3,762,205

	Deutsche Bank Commercial Mortgage Trust,
19,538,860	Series 2016-C1-XA	1.65%	# I/O	05/10/2049	1,873,388

	FORT LLC,
2,438,000	Series 2016-1A-B (1 Month LIBOR USD + 2.750%)	3.99%	^	05/21/2036	2,477,203

	GE Commercial Mortgage Corporation Trust,
1,499,300	Series 2007-C1-AM	5.61%	#	12/10/2049	1,525,531

	GMAC Commercial Mortgage Securities Trust,
2,488,000	Series 2004-C3-D	5.04%	#	12/10/2041	2,536,907
2,806,000	Series 2004-C3-E	5.14%	#^	12/10/2041	2,788,319

	Grace Mortgage Trust,
350,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	362,371

	Great Wolf Trust,
2,465,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%)	3.34%	^	09/15/2034	2,470,396
3,821,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%)	4.34%	^	09/15/2034	3,830,607
2,034,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%)	5.31%	^	09/15/2034	2,039,749

	GS Mortgage Securities Corporation,
300,000	Series 2013-KING-C	3.55%	#^	12/10/2027	304,028
11,829,808	Series 2014-GC20-XA	1.17%	# I/O	04/10/2047	598,974
4,408,538	Series 2014-GC24-XA	0.98%	# I/O	09/10/2047	183,501
1,963,000	Series 2014-GC26-D	4.66%	#^	11/10/2047	1,700,428
36,999,218	Series 2015-GC32-XA	1.01%	# I/O	07/10/2048	1,772,229
9,878,911	Series 2015-GC34-XA	1.52%	# I/O	10/10/2048	801,264
9,142,966	Series 2015-GS1-XA	0.97%	# I/O	11/10/2048	479,729
19,747,227	Series 2016-GS2-XA	1.82%	# I/O	05/10/2049	2,026,184

	GS Mortgage Securities Trust,
1,503,000	Series 2013-GC13-D	4.20%	#^	07/10/2046	1,397,178
34,367,197	Series 2016-GS3-XA	1.40%	# I/O	10/10/2049	2,883,525
81,485,458	Series 2017-GS6-XA	1.20%	# I/O	05/10/2050	6,766,373

	GSCCRE Commercial Mortgage Trust,
5,382,000	Series 2015-HULA-D (1 Month LIBOR USD + 3.75%)	4.98%	^	08/15/2032	5,437,093

	IMT Trust,
2,355,000	Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%)	3.38%	^	06/15/2034	2,355,736
305,000	Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%)	4.08%	^	06/15/2034	305,362

	JP Morgan Chase Commercial Mortgage Securities Corporation,
773,440	Series 2006-LDP9-AM	5.37%		05/15/2047	772,937
5,415,000	Series 2007-C1-AM	6.28%	#	02/15/2051	5,412,764
298,794	Series 2007-CB19-AM	5.99%	#	02/12/2049	299,588
67,678	Series 2007-CB20-AJ	6.46%	#	02/12/2051	67,732

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation, (Cont.)
350,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	354,785
500,000	Series 2014-PHH-D (1 Month LIBOR USD + 2.65%)	3.63%	^	08/15/2027	500,682
22,806,753	Series 2015-JP1-XA	1.30%	# I/O	01/15/2049	1,232,548
1,872,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%)	2.23%	^	06/15/2032	1,878,345
1,414,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%)	2.48%	^	06/15/2032	1,416,335
4,578,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%)	3.13%	^	06/15/2032	4,556,338
1,969,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%)	2.48%	^	07/15/2034	1,969,978
1,847,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%)	3.18%	^	07/15/2034	1,851,453
1,635,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%)	4.18%	^	07/15/2034	1,644,763
2,302,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%)	4.98%	^	07/15/2034	2,320,557

	JP Morgan Chase Commercial Mortgage Securities Trust,
5,625,000	Series 2004-CBX-D	5.10%	#	01/12/2037	5,765,163
6,613,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	6,566,141
2,529,567	Series 2007-LD11-AM	6.17%	#	06/15/2049	2,586,996
2,037,208	Series 2007-LDPX-AM	5.46%	#	01/15/2049	2,035,560
1,210,123	Series 2008-C2-A4	6.07%		02/12/2051	1,211,390
3,232,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	3,248,531
7,834,820	Series 2014-FRR1-B702	4.23%	^	04/27/2044	7,784,049
7,500,000	Series 2015-FL7-C (1 Month LIBOR USD + 2.85%)	4.08%	^	05/15/2028	7,506,876
2,369,000	Series 2015-MAR7-D	5.23%	^	06/05/2032	2,435,724
2,403,000	Series 2016-ASH-B (1 Month LIBOR USD + 2.15%)	3.38%	^	10/15/2034	2,418,017
1,357,000	Series 2016-ASH-C (1 Month LIBOR USD + 2.75%)	3.98%	^	10/15/2034	1,367,188
40,006,707	Series 2016-JP4-XA	0.96%	# I/O	12/15/2049	1,879,581
3,776,000	Series 2016-WIKI-E	4.14%	#^	10/05/2031	3,770,109
3,472,000	Series 2016-WPT-E (1 Month LIBOR USD + 5.00%)	6.23%	^	10/15/2033	3,519,263
3,218,000	Series 2016-WSP-C (1 Month LIBOR USD + 2.85%)	4.08%	^	08/15/2033	3,245,883

	JPMBB Commercial Mortgage Securities Trust,
2,009,000	Series 2013-C15-D	5.25%	#^	11/15/2045	1,971,252
7,084,420	Series 2014-C18-XA	1.21%	# I/O	02/15/2047	291,450
17,813,388	Series 2014-C21-XA	1.23%	# I/O	08/15/2047	976,297
500,000	Series 2014-C23-C	4.61%	#	09/15/2047	505,728
22,925,893	Series 2014-C25-XA	1.12%	# I/O	11/15/2047	1,093,528
1,303,000	Series 2014-C26-C	4.57%	#	01/15/2048	1,286,430
7,485,365	Series 2014-C26-XA	1.28%	# I/O	01/15/2048	377,213
1,000,000	Series 2015-C27-D	3.99%	#^	02/15/2048	805,461
8,524,980	Series 2015-C27-XA	1.50%	# I/O	02/15/2048	542,318
29,358,746	Series 2015-C29-XA	1.07%	# I/O	05/15/2048	1,082,548
30,588,623	Series 2015-C30-XA	0.83%	# I/O	07/15/2048	1,016,491
12,906,584	Series 2015-C31-XA	1.15%	# I/O	08/15/2048	690,334
25,510,046	Series 2015-C32-XA	1.63%	# I/O	11/15/2048	1,617,513
580,000	Series 2015-C33-C	4.77%	#	12/15/2048	606,556

	JPMDB Commercial Mortgage Securities Trust,
53,165,725	Series 2016-C4-XA	0.97%	# I/O	12/15/2049	3,189,800

	LCCM,
10,000,000	Series 2017-LC26-C	4.71%	^	07/12/2050	10,096,788

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LSTAR Commercial Mortgage Trust,
11,808,918	Series 2016-4-XA	2.10%	#^ I/O	03/10/2049	915,087
99,569,613	Series 2017-5-X	1.39%	#^ I/O	03/10/2050	5,338,918

	Madison Avenue Trust,
300,000	Series 2013-650M-D	4.17%	#^	10/12/2032	307,829

	Merrill Lynch Mortgage Trust,
41,621	Series 2006-C1-AJ	5.75%	#	05/12/2039	41,892
5,172,000	Series 2007-C1-AM	6.01%	#	06/12/2050	5,175,301

	Morgan Stanley Bank of America Merrill Lynch Trust,
10,600,000	Series 2012-CKSV-CK	4.30%	^	10/15/2030	9,382,940
5,159,344	Series 2013-C12-XA	1.05%	# I/O	10/15/2046	148,245
19,042,062	Series 2013-C7-XA	1.62%	# I/O	02/15/2046	1,039,076
9,501,720	Series 2014-C14-XA	1.34%	# I/O	02/15/2047	382,263
500,000	Series 2014-C18-C	4.63%	#	10/15/2047	492,728
620,000	Series 2014-C19-C	4.00%		12/15/2047	589,741
120,000	Series 2015-C20-C	4.61%	#	02/15/2048	119,533
5,965,000	Series 2015-C20-D	3.07%	^	02/15/2048	4,510,139
2,000,000	Series 2015-C26-D	3.06%	^	10/15/2048	1,627,768
21,722,866	Series 2016-C28-XA	1.44%	# I/O	01/15/2049	1,692,817

	Morgan Stanley Capital, Inc.,
239,641	Series 2007-1Q16-AMA	6.32%	#	12/12/2049	241,472
237,056	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	237,082
762,148	Series 2007-IQ16-AM	6.32%	#	12/12/2049	762,494
821,000	Series 2014-CPT-E	3.56%	#^	07/13/2029	827,712
1,386,000	Series 2014-CPT-F	3.56%	#^	07/13/2029	1,388,114
1,466,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	1,443,009
500,000	Series 2014-MP-D	3.82%	#^	08/11/2033	509,247
625,000	Series 2015-XLF1-D (1 Month LIBOR USD + 3.00%)	4.24%	^	08/14/2031	624,938
87,632,802	Series 2016-UB12-XA	0.97%	# I/O	12/15/2049	4,522,825
8,477,000	Series 2017-PRME-D (1 Month LIBOR USD + 3.40%)	4.63%	^	02/15/2034	8,550,327

	Motel 6 Trust,
6,439,000	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%)	3.38%	^	08/15/2034	6,447,442

	MSCG Trust,
1,403,000	Series 2016-SNR-C	5.21%	^	11/15/2034	1,437,586

	PFP Ltd.,
5,572,000	Series 2017-4-C (1 Month LIBOR USD + 2.25%)	3.49%	^	07/14/2035	5,572,000

	RAIT Trust,
6,614,000	Series 2017-FL7-B (1 Month LIBOR USD + 1.60%)	2.83%	^	06/15/2037	6,618,167

	Resource Capital Ltd.,
5,264,000	Series 2017-CRE5-B (1 Month LIBOR USD + 2.00%)	3.23%	^	07/15/2034	5,274,624

	RRX Trust,
7,250,000	Series 2014-1A-A	0.00%	^ P/O	08/26/2044	7,122,103

	Sutherland Commercial Mortgage Loans LLC,
2,769,716	Series 2015-SBC4-A	4.00%	^	06/25/2039	2,758,895

	TRU Trust,
4,460,513	Series 2016-TOYS-A (1 Month LIBOR USD + 2.25%)	3.48%	^	11/15/2030	4,392,712

	UBS Commercial Mortgage Trust,
2,034,000	Series 2017-C1	1.06%	# I/O	06/15/2050	157,332

	UBS-Barclays Commercial Mortgage Trust,
3,088,000	Series 2013-C6-D	4.49%	#^	04/10/2046	2,781,827

	UBS-Citigroup Commercial Mortgage Trust,
5,929,000	Series 2011-C1-D	6.25%	#^	01/10/2045	6,448,775

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Velocity Commercial Capital Loan Trust,
1,574,246	Series 2015-1-AFL (1 Month LIBOR USD + 2.43%)	3.67%	^	06/25/2045	1,586,258
3,408,718	Series 2016-1-AFX	3.53%	#^	04/25/2046	3,436,085

	Wachovia Bank Commercial Mortgage Trust,
3,236,790	Series 2006-C25-F	5.36%	#	05/15/2043	3,232,239
650,932	Series 2006-C26-AM	6.20%	#	06/15/2045	655,588
841,057	Series 2006-C27-AJ	5.83%	#	07/15/2045	851,181
10,000,000	Series 2006-C28	5.69%	#	10/15/2048	10,046,998
710,946	Series 2006-C28-AJ	5.63%	#	10/15/2048	721,935
2,685,135	Series 2007-C31-AJ	5.66%	#	04/15/2047	2,728,688
7,367,000	Series 2007-C33-AJ	6.22%	#	02/15/2051	7,554,777
920,913	Series 2007-C33-AM	6.22%	#	02/15/2051	920,133

	Wells Fargo Commercial Mortgage Trust,
1,900,000	Series 2014-LC16-D	3.94%	^	08/15/2050	1,564,054
540,000	Series 2014-LC18-B	3.96%		12/15/2047	552,637
13,254,046	Series 2015-C27-XA	1.12%	# I/O	02/15/2048	693,848
56,215,910	Series 2015-C30-XA	1.15%	# I/O	09/15/2058	3,266,026
2,000,000	Series 2015-C31-C	4.76%	#	11/15/2048	2,079,413
21,919,723	Series 2015-C31-XA	1.25%	# I/O	11/15/2048	1,441,068
32,473,804	Series 2015-NXS2-XA	0.92%	# I/O	07/15/2058	1,308,655
1,340,000	Series 2015-NXS3-C	4.64%	#	09/15/2057	1,334,271
1,150,000	Series 2015-NXS4-E	3.75%	#^	12/15/2048	861,754
1,443,000	Series 2016-C32-C	4.88%	#	01/15/2059	1,390,001
15,205,016	Series 2016-C33-XA	1.97%	# I/O	03/15/2059	1,596,600
25,925,168	Series 2016-LC24-XA	1.89%	# I/O	10/15/2049	2,861,322
77,918,349	Series 2017-C38-XA	1.24%	# I/O	07/15/2050	6,171,749
16,373,881	Series 2017-RC1-XA	1.73%	# I/O	01/15/2060	1,705,495

	WF-RBS Commercial Mortgage Trust,
2,218,000	Series 2012-C6-D	5.77%	#^	04/15/2045	2,229,211
3,897,502	Series 2012-C9-D	4.96%	#^	11/15/2045	3,775,830
3,700,262	Series 2014-C19-XA	1.32%	# I/O	03/15/2047	185,815
9,652,115	Series 2014-C21-XA	1.29%	# I/O	08/15/2047	530,409
29,426,389	Series 2016-NXS6-XA	1.80%	# I/O	11/15/2049	2,943,327

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $531,603,970)				526,407,518

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 12.4%

	Ajax Mortgage Loan Trust,
2,178,425	Series 2015-B-A	3.88%	ß^	07/25/2060	2,184,008
7,904,663	Series 2016-B-A	4.00%	ß^	09/25/2065	7,912,393

	Alternative Loan Trust,
11,773,065	Series 2005-49CB-A6	5.50%		11/25/2035	11,146,334
13,218,274	Series 2005-62-1A1 (1 Month LIBOR USD + 0.30%)	1.54%		12/25/2035	11,893,689
12,089,410	Series 2007-HY9-A2 (1 Month LIBOR USD + 0.27%)	1.51%		08/25/2047	10,617,088

	Banc of America Funding Corporation,
1,750,000	Series 2005-B-3M1 (1 Month LIBOR USD + 0.45%)	1.69%		04/20/2035	1,489,035
3,910,197	Series 2006-7-T2A1	5.88%	#	10/25/2036	3,580,954

	Banc of America Mortgage Securities Trust,
10,641,112	Series 2007-3-1A1	6.00%		09/25/2037	10,359,167

	Bayview Opportunity Master Fund Trust,
14,879,454	Series 2017-RN6-A1	3.10%	ß^	08/28/2032	14,991,452

	BCAP LLC Trust,
3,052,827	Series 2012-RR1-3A4	5.50%	#^	10/26/2035	2,909,563

	CIM Trust,
13,875,633	Series 2016-3RR-B2	3.74%	#^	02/25/2056	14,343,688

	Citicorp Residential Mortgage Securities,Inc.,
1,389,098	Series 2007-1-A4	5.55%	ß	03/25/2037	1,429,534

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	67

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CitiMortgage Alternative Loan Trust,
1,812,537	Series 2007-A5-1A10	5.75%		05/25/2037	1,693,370

	Countrywide Alternative Loan Trust,
104,431	Series 2004-33-1A1	3.65%	#	12/25/2034	107,075
820,051	Series 2005-23CB-A15	5.50%		07/25/2035	774,211
2,951,523	Series 2005-28CB-1A6	5.50%		08/25/2035	2,758,706
2,929,950	Series 2006-J6-A5	6.00%		09/25/2036	2,611,586
609,421	Series 2007-15CB-A7	6.00%		07/25/2037	564,568

	Countrywide Home Loans,
2,032,838	Series 2005-10-A2	5.50%		05/25/2035	1,914,006
1,122,710	Series 2007-14-A15	6.50%		09/25/2037	1,078,052

	Credit Suisse First Boston Mortgage Securities Corporation,
10,302	Series 2004-8-6A1	4.50%		12/25/2019	10,336
3,349,517	Series 2005-11-2A1	6.00%		12/25/2035	3,239,904
134,192	Series 2005-11-8A5	6.00%		12/25/2035	132,349
1,269,141	Series 2005-9-5A9	5.50%		10/25/2035	1,151,006

	Credit Suisse Mortgage Capital Certificates,
1,000,000	Series 2011-12R-3A5	3.20%	#^Þ	07/27/2036	969,674
1,000,000	Series 2011-5R-6A9	3.43%	#^	11/27/2037	1,008,436

	Credit Suisse Mortgage Trust,
11,118,402	Series 2017-1A-A	4.50%	^	03/25/2021	11,303,150

	CSMC Mortgage Securities Trust,
8,660,429	Series 2017-3R-1A1	3.23%	#^	03/06/2047	8,638,605

	Deephaven Residential Mortgage Trust,
6,909,788	Series 2017-1A-A1	2.73%	#^	12/26/2046	6,907,969

	Deutsche Mortgage & Asset Receiving Corporation,
756,662	Series 2014-RS1-1A2	7.24%	#^Þ	07/27/2037	663,283

	Deutsche Securities, Inc.,
1,111,470	Series 2006-AB4-A1A	6.01%	#	10/25/2036	1,055,104

	FirstKey Mortgage Trust,
6,482,516	Series 2014-1-A8	3.50%	#^	11/25/2044	6,635,659

	GCAT LLC,
17,335,661	Series 2017-2-A1	3.50%	ß^	04/25/2047	17,274,206
5,053,422	Series 2017-3-A1	3.35%	ß^	04/25/2047	5,058,331
7,730,062	Series 2017-4-A1	3.23%	ß^	05/25/2022	7,773,388
18,174,669	Series 2017-5-A1	3.23%	ß^	07/25/2047	18,219,604

	GMACM Mortgage Loan Trust,
138,635	Series 2005-J1-A6	6.00%		12/25/2035	134,888

	GSR Mortgage Loan Trust,
7,017	Series 2004-2F-14A1	5.50%		09/25/2019	7,115
776,653	Series 2006-2F-3A4	6.00%		02/25/2036	665,755

	Home Equity Mortgage Trust,
118,344	Series 2003-6-M2 (1 Month LIBOR USD + 2.20%)	3.44%		03/25/2034	117,002

	HSI Asset Loan Obligation Trust,
284,230	Series 2006-2-1A1	6.00%		12/25/2036	199,207

	Impac Secured Assets Trust,
1,119,202	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%)	1.51%		02/25/2037	940,837

	IndyMac Mortgage Loan Trust,
2,320,573	Series 2006-AR5-2A1	3.41%	#	05/25/2036	2,101,433

	JP Morgan Alternative Loan Trust 2007-S1,
13,947,243	Series 2007-S1-A2 (1 Month LIBOR USD + 0.34%)	1.58%		04/25/2047	13,185,581

	Legacy Mortgage Asset Trust,
19,996,207	Series 2017-GS1-A1	3.50%	ß^	01/25/2057	19,972,418

	Lehman Mortgage Trust,
396,588	Series 2006-1-1A3	5.50%		02/25/2036	363,982

	Lehman XS Trust,
16,955	Series 2005-6-3A2B	5.42%	ß	11/25/2035	17,002

	MASTR Adjustable Rate Mortgages Trust,
252,168	Series 2006-2-2A1	3.56%	#	04/25/2036	235,220

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch Alternative Note Asset Trust,
564,156	Series 2007-F1-2A6	6.00%		03/25/2037	462,886

	Merrill Lynch Mortgage Investors Trust,
2,170,811	Series 2006-AF1-AF2C	6.25%		08/25/2036	1,822,528

	Morgan Stanley Mortgage Loan Trust,
461,442	Series 2006-2-7A1	5.46%	#	02/25/2036	414,993

	Nationstar HECM Loan Trust,
9,000,000	Series 2016-3A-M1	3.15%	^	08/25/2026	8,973,423
17,000,000	Series 2017-2A-M1	2.82%	#^	09/25/2027	17,000,000

	New Residential Mortgage Loan Trust,
11,379,958	Series 2017-RPL1-A1	3.60%	ß^	04/25/2022	11,511,954

	Oak Hill Advisors Residential Loan Trust,
14,945,438	Series 2017-NPL1-A1	3.00%	ß^	06/25/2057	14,989,992

	Preston Ridge Partners Mortgage Trust,
15,000,000	Series 2017-A1-2A	3.47%	ß^	09/25/2022	15,000,000

	Pretium Mortgage Credit Partners LLC,
10,667,811	Series 2016-NPL6-A1	3.50%	ß^	10/27/2031	10,742,806
18,162,393	Series 2017-NPL1-A1	3.50%	ß^	04/29/2032	18,255,063
18,868,558	Series 2017-NPL3-A1	3.25%	ß^	06/29/2032	18,892,675

	RCO Trust,
6,433,636	Series 2016-SFR1-A	3.75%	#^	11/25/2051	6,514,044

	Residential Accredit Loans, Inc.,
1,366,255	Series 2006-QS12-2A3	6.00%		09/25/2036	1,292,221
1,886,631	Series 2007-QS9-A33	6.50%		07/25/2037	1,717,789

	Residential Asset Mortgage Products, Inc.,
99,793	Series 2005-EFC7-AI3 (1 Month LIBOR USD + 0.25%)	1.49%		12/25/2035	98,579

	Residential Asset Securitization Trust,
983,119	Series 2006-A2-A11	6.00%		01/25/2046	754,106

	SG Mortgage Securities Trust,
8,916,637	Series 2017-1A-A	3.71%	#^	04/25/2047	9,028,467

	Shellpoint Co-Originator Trust,
4,369,683	Series 2016-1-1A10	3.50%	#^	11/25/2046	4,469,815

	Soundview Home Loan Trust,
5,705,134	Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%)	1.42%		08/25/2037	5,498,676

	Springleaf Mortgage Loan Trust,
1,250,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	1,249,106

	Structured Adjustable Rate Mortgage Loan Trust,
8,484,296	Series 2005-22-4A1	3.45%	#	12/25/2035	8,203,355

	Structured Asset Securities Corporation,
1,879,347	Series 2005-16-1A2	5.50%		09/25/2035	1,848,328

	Towd Point Mortgage Trust,
3,124,366	Series 2015-2-1A13	2.50%	#^	11/25/2060	3,124,448

	US Residential Opportunity Fund Trust,
7,948,779	Series 2016-1III-A	3.47%	ß^	07/27/2036	7,972,847

	Vericrest Opportunity Loan Trust,
9,280,942	Series 2017-NPL5-A1	3.38%	ß^	05/28/2047	9,361,912

	VOLT LLC,
16,940,893	Series 2017-NPL1-A1	3.50%	ß^	02/25/2047	17,085,765
12,897,903	Series 2017-NPL3-A1	3.50%	ß^	03/25/2047	13,028,760
18,743,255	Series 2017-NPL4-A1	3.38%	ß^	04/25/2047	18,891,934
12,035,191	Series 2017-NPL6-A1	3.25%	ß^	05/25/2047	12,097,470
16,743,003	Series 2017-NPL7-A1	3.25%	ß^	04/25/2059	16,848,467
17,838,476	Series 2017-NPL8-A1	3.13%	ß^	06/25/2047	17,928,280
20,000,000	Series 2017-NPL9-A1	3.13%	ß^	09/25/2047	20,022,062

	WaMu Mortgage Pass-Through Certificates Trust,
8,707,993	Series 2006-AR10-2A1	3.33%	#	09/25/2036	8,196,988

	Washington Mutual Mortgage Pass-Through Certificates,
181,494	Series 2006-5-1A5	6.00%		07/25/2036	163,746

	Wells Fargo Alternative Loan Trust,
2,156,683	Series 2007-PA5-1A1	6.25%		11/25/2037	2,101,065

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities Trust,
6,184,492	Series 2007-11-A85	6.00%		08/25/2037	6,116,920
8,789,498	Series 2007-13-A7	6.00%		09/25/2037	8,875,539

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $549,861,747)				552,896,932

US CORPORATE BONDS 6.8%
4,302,000	AbbVie, Inc.	1.80%		05/14/2018	4,308,591
5,459,000	Amazon.com, Inc.	2.60%		12/05/2019	5,563,278
1,980,000	Amazon.com, Inc.	1.90%	^	08/21/2020	1,985,844
645,000	American Honda Finance Corporation	1.70%		02/22/2019	644,811
2,740,000	American Honda Finance Corporation	1.95%		07/20/2020	2,741,208
8,115,000	Amgen, Inc.	2.20%		05/11/2020	8,144,081
5,800,000	Anheuser-Busch InBev Finance, Inc.	1.90%		02/01/2019	5,816,406
7,480,000	Bank of America Corporation	2.63%		10/19/2020	7,563,950
4,415,000	BAT Capital Corporation	2.30%	^	08/14/2020	4,431,195
1,750,000	Berkshire Hathaway Finance Corporation	1.70%		03/15/2019	1,753,607
6,105,000	Berkshire Hathaway Finance Corporation	1.30%		08/15/2019	6,062,348
4,078,000	Boston Properties LP	5.88%		10/15/2019	4,360,440
7,190,000	Broadcom Corporation	2.38%	^	01/15/2020	7,232,626
7,390,000	Cardinal Health, Inc.	1.95%		06/14/2019	7,399,833
1,925,000	Caterpillar Financial Services Corporation	1.70%		06/16/2018	1,927,436
5,285,000	Caterpillar Financial Services Corporation	2.10%		01/10/2020	5,312,404
5,064,000	Celgene Corporation	2.13%		08/15/2018	5,086,138
2,445,000	Celgene Corporation	2.88%		08/15/2020	2,496,985
1,665,000	Chevron Corporation	1.99%		03/03/2020	1,671,610
7,035,000	Cintas Corporation	2.90%		04/01/2022	7,172,118
4,766,000	Citigroup, Inc.	2.05%		12/07/2018	4,773,155
5,085,000	Citigroup, Inc. (3 Month LIBOR USD + 0.96%)	2.27%		04/25/2022	5,119,094
4,547,000	Comcast Corporation	5.15%		03/01/2020	4,896,843
7,390,000	Consolidated Edison, Inc.	2.00%		03/15/2020	7,395,106
5,755,000	CVS Health Corporation	1.90%		07/20/2018	5,769,784
5,595,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	5,609,070
1,690,000	EQT Corporation	2.50%		10/01/2020	1,697,150
5,665,000	Express Scripts Holding Company	2.25%		06/15/2019	5,689,263
6,735,000	General Mills, Inc.	2.20%		10/21/2019	6,780,336
5,715,000	General Motors Financial Company	2.65%		04/13/2020	5,762,868
1,422,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	1,435,233
5,275,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	5,299,835
1,495,000	John Deere Capital Corporation	1.95%		06/22/2020	1,496,833
7,598,000	JP Morgan Chase & Company	2.25%		01/23/2020	7,639,617
6,825,000	Kinder Morgan, Inc.	3.05%		12/01/2019	6,951,033
5,580,000	Kraft Heinz Foods Company	2.00%		07/02/2018	5,592,364
2,275,000	Kraft Heinz Foods Company	2.80%		07/02/2020	2,317,178
5,170,000	Kroger Company	6.15%		01/15/2020	5,620,038
4,950,000	McKesson Corporation	2.28%		03/15/2019	4,979,987
3,354,000	Molson Coors Brewing Company	1.45%		07/15/2019	3,318,608

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,560,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	2.24%		07/22/2022	7,592,792
1,660,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	1,660,048
2,860,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	2,865,805
1,743,000	National Rural Utilities Cooperative Finance Corporation	2.30%		11/15/2019	1,759,863
563,000	Newell Brands, Inc.	2.60%		03/29/2019	567,661
5,916,000	Newell Brands, Inc.	3.15%		04/01/2021	6,055,890
3,500,000	PNC Funding Corporation	4.38%		08/11/2020	3,723,734
3,185,000	Prudential Financial, Inc.	7.38%		06/15/2019	3,474,377
6,855,000	QUALCOMM, Inc.	2.10%		05/20/2020	6,908,632
3,235,000	Reynolds American, Inc.	3.25%		06/12/2020	3,325,942
20,000,000	SBA Tower Trust	3.17%	^	04/11/2022	20,001,964
4,990,000	Sherwin-Williams Company	2.25%		05/15/2020	5,012,054
5,476,000	Simon Property Group LP	2.20%		02/01/2019	5,505,823
1,510,000	Southern Company	2.45%		09/01/2018	1,520,845
3,666,000	Southern Company	1.85%		07/01/2019	3,665,305
5,165,000	Thermo Fisher Scientific, Inc.	2.15%		12/14/2018	5,189,074
1,305,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	1,362,757
2,894,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	2,943,257
4,235,000	Toyota Motor Credit Corporation	1.95%		04/17/2020	4,237,398
4,695,000	United Technologies Corporation	1.50%		11/01/2019	4,672,056
2,805,000	United Technologies Corporation	1.90%		05/04/2020	2,801,670
7,660,000	VMware, Inc.	2.30%		08/21/2020	7,686,304
250,000	WellPoint, Inc.	1.88%		01/15/2018	250,173
2,875,000	WellPoint, Inc.	2.30%		07/15/2018	2,887,961
4,800,000	Wells Fargo & Company	1.50%		01/16/2018	4,800,466
2,855,000	Wells Fargo & Company	2.15%		01/30/2020	2,863,266

	Total US Corporate Bonds (Cost $302,756,499)				303,153,421

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 3.1%

	Federal Home Loan Mortgage Corporation,
2,144,983	Pool G08626	3.00%		02/01/2045	2,153,671
2,259,106	Pool G08631	3.00%		03/01/2045	2,268,256
19,862,087	Pool G18660	3.50%		09/01/2032	20,776,520
1,175,480	Pool U79016	2.50%		05/01/2028	1,185,229

	Federal Home Loan Mortgage Corporation,
2,801,613	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%)	6.28%	^	07/25/2023	2,831,529
760,159	Series 3417-SM (1 Month LIBOR USD + 6.28%)	5.05%	I/F I/O	02/15/2038	136,504
16,013,726	Series 4060-QA	1.50%		09/15/2026	15,821,712
11,099,021	Series 4125-FA (1 Month LIBOR USD + 0.35%)	1.58%		11/15/2042	11,089,296
2,099,038	Series 4471-GA	3.00%		02/15/2044	2,124,426

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	69

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation Pass-Thru,
33,420,499	Series K722-X1	1.44%	# I/O	03/25/2023	1,945,685

	Federal National Mortgage Association,
1,281,811	Series 2012-134 (1 Month LIBOR USD + 0.35%)	1.59%		12/25/2042	1,280,499
4,931,683	Series 2012-32-DA	2.00%		11/25/2026	4,918,338
6,712,337	Series 2014-66-QE	2.00%		01/25/2040	6,713,703
3,997,605	Series 2015-09-HA	3.00%		01/25/2045	4,071,926
6,281,355	Series 2015-59-A	3.00%		06/25/2041	6,375,106
9,412,881	Series 2016-72-PA	3.00%		07/25/2046	9,509,314
9,593,004	Series 2017-13-ML	3.00%		08/25/2041	9,763,042
9,421,147	Series 2017-2-HA	3.00%		09/25/2041	9,598,432
9,272,999	Series 2017-4-CH	3.00%		06/25/2042	9,504,772

	Federal National Mortgage Association Pass-Thru,
1,176,085	Pool AL3797	2.50%		06/01/2028	1,184,759
3,108,656	Pool AS4645	3.00%		03/01/2045	3,123,514
639,059	Pool MA1200	3.00%		10/01/2032	656,354
5,557,155	Pool MA2270	3.00%		05/01/2045	5,553,189

	Government National Mortgage Association,
5,493,462	Series 2017-116-FB (1 Month LIBOR USD + 0.25%)	1.49%		05/20/2044	5,501,672

	Total US Government / Agency Mortgage Backed Obligations (Cost $137,687,966)				138,087,448

US GOVERNMENT AND AGENCY OBLIGATIONS 13.6%
110,400,000	United States Treasury Notes	1.00%		03/15/2018	110,301,224
132,000,000	United States Treasury Notes	0.88%		03/31/2018	131,758,627
117,600,000	United States Treasury Notes	0.88%		05/31/2018	117,308,297
44,300,000	United States Treasury Notes	0.75%		10/31/2018	44,005,821
101,800,000	United States Treasury Notes	2.00%		08/31/2021	102,587,360
100,500,000	United States Treasury Notes	2.13%		09/30/2021	101,705,215

	Total US Government and Agency Obligations (Cost $609,779,453)				607,666,544

AFFILIATED MUTUAL FUNDS 2.2%
9,980,040	DoubleLine Ultra Short Bond Fund (Class I)				100,099,800

	Total Affiliated Mutual Funds (Cost $100,000,000)				100,099,800

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
4,745	Frontera Energy Corporation*				166,075

	Total Exchange Traded Funds and Common Stocks (Cost $852,503)				166,075

SHORT TERM INVESTMENTS 8.9%
67,892,083	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	◆		67,892,083

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
67,892,082	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	◆		67,892,082
67,892,080	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	◆		67,892,080
66,000,000	United States Treasury Bills	0.00%		10/19/2017	65,971,639
10,000,000	United States Treasury Bills	0.00%		10/26/2017	9,993,784
117,900,000	United States Treasury Bills	0.00%		12/07/2017	117,688,150

	Total Short Term Investments (Cost $397,310,383)				397,329,818

	Total Investments 95.6% (Cost $4,266,820,604)				4,272,351,542
	Other Assets in Excess of Liabilities 4.4%				194,614,778

	NET ASSETS 100.0%				$4,466,966,320

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	13.6%
Collateralized Loan Obligations	12.6%
Non-Agency Residential Collateralized Mortgage Obligations	12.4%
Non-Agency Commercial Mortgage Backed Obligations	11.8%
Short Term Investments	8.9%
Foreign Corporate Bonds	8.1%
Bank Loans	7.5%
Asset Backed Obligations	6.8%
US Corporate Bonds	6.8%
US Government / Agency Mortgage Backed Obligations	3.1%
Affiliated Mutual Funds	2.2%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.8%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	4.4%

	100.0%

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	13.6%
Collateralized Loan Obligations	12.6%
Non-Agency Residential Collateralized Mortgage Obligations	12.4%
Non-Agency Commercial Mortgage Backed Obligations	11.8%
Short Term Investments	8.9%
Asset Backed Obligations	6.8%
Banking	4.8%
US Government / Agency Mortgage Backed Obligations	3.1%
Affiliated Mutual Funds	2.2%
Telecommunications	1.8%
Oil & Gas	1.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.7%
Healthcare	1.4%
Technology	1.3%
Consumer Products	0.9%
Transportation	0.7%
Utilities	0.7%
Media	0.7%
Pharmaceuticals	0.6%
Automotive	0.6%
Business Equipment and Services	0.5%
Insurance	0.5%
Chemicals/Plastics	0.4%
Beverage and Tobacco	0.4%
Food Products	0.4%
Biotechnology	0.4%
Food/Drug Retailers	0.4%
Electronics/Electric	0.3%
Health Care Providers & Services	0.3%
Pulp & Paper	0.3%
Energy	0.3%
Retailers (other than Food/Drug)	0.3%
Aerospace & Defense	0.2%
Leisure	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Real Estate	0.2%
Conglomerates	0.2%
Industrial Equipment	0.2%
Containers and Glass Products	0.2%
Software	0.2%
Commercial Services	0.2%
Semiconductors & Semiconductor Equipment	0.2%
Construction	0.2%
Finance	0.1%
Building and Development (including Steel/Metals)	0.1%
Mining	0.1%
Financial Intermediaries	0.1%
Cosmetics/Toiletries	0.1%
Other Assets and Liabilities	4.4%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $1,672,815,266 or 37.4% of net assets.

#	Variable rate security. Coupon is based on weighted average coupon of underlying collateral. Rate disclosed as of September 30, 2017.

ß	Step coupon bond. The interest rate shown is the rate in effect as of September 30, 2017.

I/O	Interest only security

†	Perpetual Maturity

P/O	Principal only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

*	Non-income producing security

♦	Seven-day yield as of September 30, 2017

~	Represents less than 0.05% of net assets

Þ	Value was determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	71

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2017

Total Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector ER USD Index «	Barclays Capital, Inc.	Long	0.47%	Termination	10/12/2017	36,800,000	$129,941
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	10/25/2017	90,000,000	17,050,883
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	10/26/2017	90,000,000	16,743,968
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	11/29/2017	75,000,000	13,346,041
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/30/2017	100,000,000	16,629,271
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	12/19/2017	25,000,000	2,941,496
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	12/20/2017	75,000,000	11,447,149
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	12/21/2017	100,000,000	11,933,723
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	01/23/2018	75,000,000	8,549,324
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	01/24/2018	100,000,000	11,669,422
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	01/25/2018	75,000,000	8,644,306
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	02/20/2018	96,000,000	7,257,798
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	02/21/2018	100,000,000	11,029,379
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/22/2018	100,000,000	8,744,843
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	03/13/2018	50,000,000	2,932,776
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	03/14/2018	100,000,000	5,864,384
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	03/15/2018	100,000,000	4,933,147
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	03/27/2018	100,000,000	7,068,012
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	03/28/2018	100,000,000	7,066,967
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	03/29/2018	100,000,000	5,654,329
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	04/10/2018	100,000,000	4,639,231
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	04/11/2018	100,000,000	5,416,136
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/12/2018	100,000,000	4,903,160
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	04/24/2018	100,000,000	5,102,907
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	04/25/2018	100,000,000	4,637,720
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	04/26/2018	100,000,000	6,586,105
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	05/15/2018	100,000,000	3,964,615
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	05/16/2018	100,000,000	5,731,994
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/17/2018	100,000,000	3,092,996
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	05/30/2018	100,000,000	3,079,138
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/31/2018	100,000,000	2,670,228
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	06/12/2018	100,000,000	1,288,306
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	06/13/2018	100,000,000	2,068,406
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/14/2018	100,000,000	1,706,931
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	06/27/2018	100,000,000	891,757
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/12/2018	80,000,000	1,842,656
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.43%	Termination	07/24/2018	50,000,000	537,894
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	07/25/2018	100,000,000	1,686,594
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/26/2018	100,000,000	1,588,747
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/16/2018	100,000,000	(115,073)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	08/29/2018	100,000,000	5,911
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/30/2018	100,000,000	373,765
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	09/13/2018	100,000,000	(51,569)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	09/26/2018	50,000,000	367,256
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	09/27/2018	100,000,000	(603,687)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/30/2018	100,000,000	392,903
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.43%	Termination	10/31/2018	60,000,000	275,115

							$241,717,301

«	Shiller Barclays CAPE® US Sector ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an exchange-traded fund of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2017, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICSEU.

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2017, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2017 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at September 30, 2017	Value at September 30, 2017	Change in Unrealized for the Period Ended September 30, 2017	Dividend Income Earned in the Period Ended September 30, 2017	Net Realized Gain (Loss) in the Period Ended September 30, 2017
DoubleLine Ultra Short Bond Fund	$—	$100,000,000	$—	9,980,040	$100,099,800	$99,800	$407,807	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	73

Schedule of Investments DoubleLine Flexible Income Fund	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 4.6%

	Arcadia Receivables Credit Trust,
560,811	Series 2017-1-A	3.25%	^	06/15/2023	564,893

	Citi Held For Asset Issuance,
1,000,000	Series 2015-PM1-C	5.01%	^	12/15/2021	1,007,559

	Coinstar Funding LLC,
2,992,500	Series 2017-1A-A2	5.22%	^	04/25/2047	3,114,251

	Colony Starwood Homes Trust,
1,000,000	Series 2016-2A-D (1 Month LIBOR USD + 2.35%)	3.58%	^	12/17/2033	1,013,874

	Consumer Installment Loan Trust,
222,728	Series 2016-LD1-A	3.96%	^	07/15/2022	223,783

	Eaglewood Consumer Loan Trust,
330,473	Series 2014-1-A	3.50%	^¥Þ	10/15/2019	330,225

	ECAF Ltd.,
1,305,884	Series 2015-1A-A2	4.95%	^	06/15/2040	1,308,096

	Helios Issuer LLC,
5,476,107	Series 2017-1A-A	4.94%	^	09/20/2049	5,552,740

	Jimmy Johns Funding LLC,
2,000,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	2,019,115

	Kabbage Asset Securitization LLC,
10,000,000	Series 2017-1-A	4.57%	^	03/15/2022	10,253,342

	LendingClub Issuance Trust,
815,398	Series 2016-NP2-A	3.00%	^	01/17/2023	818,170

	MarketPlace Loan Trust,
415,346	Series 2015-CB1-A	4.00%	^	07/15/2021	414,843

	SoFi Consumer Loan Program Trust,
284,261	Series 2016-2-A	3.09%	^	10/27/2025	287,490
1,469,523	Series 2017-1-A	3.28%	^	01/26/2026	1,489,458
500,000	Series 2017-1-B	4.73%	#^	01/26/2026	521,127
1,534,337	Series 2017-2-A	3.28%	^	02/25/2026	1,555,566
3,000,000	Series 2017-5-A1	2.14%	^	09/25/2026	2,997,866
1,000,000	Series 2017-5-A2	2.78%	^	09/25/2026	997,926

	Springleaf Funding Trust,
1,000,000	Series 2016-AA-A	2.90%	^	11/15/2029	1,003,093
2,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	2,001,421

	TAL Advantage LLC,
6,924,171	Series 2017-1A-A	4.50%	^	04/20/2042	7,187,792

	Total Asset Backed Obligations (Cost $43,840,025)				44,662,630

BANK LOANS 9.3%

	Acadia Healthcare Company, Inc.,
739,356	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.75%)	3.98%		02/16/2023	745,456

	Acrisure LLC,
378,100	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 5.00%)	6.27%		11/22/2023	383,299

	Air Medical Group Holdings, Inc.,
693,248	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.00%)	5.24%		04/28/2022	693,595

	Albertson’s Holdings LLC,
670,714	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 2.75%)	3.99%		08/25/2021	648,131

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	AlixPartners LLP,
800,975	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.33%	04/04/2024	804,107

	Almonde, Inc.,
720,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.82%	06/13/2024	724,014

	Alphabet Holding Co, Inc.,
610,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.83%	09/26/2024	603,772

	American Axle & Manufacturing, Inc.,
217,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	04/08/2024	216,980

	American Renal Holdings, Inc.,
726,229	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	06/21/2024	723,506

	American Tire Distributors, Inc.,
527,213	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%)	5.49%	09/01/2021	532,814

	Applied Systems, Inc.,
960,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.57%	09/13/2024	971,174

	Arctic LNG Carriers Ltd.,
613,463	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%	05/18/2023	619,217

	ASP AMC Merger Sub, Inc.,
747,414	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.83%	04/22/2024	738,692

	AssuredPartners, Inc.,
740,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.35%)	4.59%	10/22/2024	742,157

	Asurion LLC,
607,524	Senior Secured 1st Lien Term Loan, Tranche B5 (1 Month LIBOR USD + 3.00%)	4.24%	11/03/2023	610,941

	Avantor Performance Materials Holdings LLC,
786,050	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%	03/08/2024	789,328

	Avatar Purchaser Inc.,
840,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%)	5.07%	09/27/2024	835,800

	BJ’s Wholesale Club, Inc.,
593,513	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%)	4.98%	02/02/2024	570,407

	Blackstone Group,
310,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	5.32%	09/19/2024	313,729

	Brand Energy & Infrastructure Services, Inc.,
1,251,863	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.51%	06/21/2024	1,259,768

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Bright Bidco BV,
743,138	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.83%	06/28/2024	750,569

	BWAY Corporation,
1,291,763	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.48%	04/03/2024	1,296,949

	Canyon Valor Cos, Inc.,
325,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%)	5.58%	06/16/2023	329,535

	Capital Automotive LP,
74,903	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.0%)	7.24%	03/24/2025	76,097
451,077	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	03/25/2024	454,541

	CD&R Waterworks Merger Sub LLC,
145,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.46%	08/01/2024	145,499

	Cengage Learning, Inc.,
539,634	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%)	5.49%	06/07/2023	498,967

	CenturyLink, Inc.,
620,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	2.75%	01/31/2025	601,787

	Ceva Group PLC,
117,171	Guaranteed Senior Secured 1st Lien Synthetic Letter Of Credit (3 Month LIBOR USD + 0.00%)	1.33%	03/19/2021	113,070

	Ceva Group PLC,
20,558	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%	03/19/2021	19,967

	Ceva Group PLC,
164,466	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%	03/19/2021	159,737

	Ceva Intercompany BV,
119,238	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%	03/19/2021	115,810

	CH Hold Corporation,
717,311	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.24%	02/01/2024	724,261

	Change Healthcare Holdings LLC,
746,250	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	03/01/2024	749,097

	CHG Healthcare Services, Inc.,
804,559	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.25%)	4.56%	06/07/2023	813,325

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Chill Merger Sub Inc.,
298,500	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.49%	03/20/2024	300,739

	Cincinnati Bell, Inc.,
735,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.05%	08/06/2024	742,350

	CityCenter Holdings LLC,
990,181	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	3.74%	04/18/2024	995,568

	Clark Equipment Company,
29,850	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.08%	05/17/2024	30,074

	Cogeco Communications USA II LP,
425,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.38%)	3.67%	08/09/2024	423,007

	Community Health Systems Inc.,
805,622	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (3 Month LIBOR USD + 2.75%)	4.07%	12/31/2019	801,933

	Compuware Corporation,
719,023	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 4.25%)	5.49%	12/15/2021	728,010

	Constellation Merger Sub, Inc.,
405,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	09/18/2024	403,228

	Constellis Holdings LLC,
1,201,988	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.00%)	6.33%	04/19/2024	1,204,241

	CPI Holdco LLC,
386,477	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.34%	03/21/2024	390,342

	CSC Holdings LLC,
683,288	Guaranteed Senior Secured 1st Lien Term Loan, Tranche (1 Month LIBOR USD + 2.25%)	3.48%	07/17/2025	680,541

	CSM Bakery Supplies LLC,
308,129	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	5.30%	07/03/2020	302,223

	Cyxtera Holdings, Inc.,
942,638	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.31%	05/01/2024	948,133

	Dell International, LLC,
746,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.5%)	3.74%	09/07/2023	749,709

	Delta 2 Lux Sarl,
905,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	02/01/2024	911,674

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	75

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Diamond BC B.V.,
130,000	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.32%	09/06/2024	129,785

	Digicel International Finance Ltd.,
30,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.07%	05/27/2024	30,164

	Dragon Merger Sub LLC,
115,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.31%	07/24/2024	116,126

	EFS Cogen Holdings I LLC,
699,219	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.84%	06/28/2023	708,833

	Eldorado Resorts, Inc.,
262,560	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.25%)	3.56%	04/17/2024	262,724

	Energy Transfer Equity LP,
950,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.98%	02/02/2024	955,667

	Envision Healthcare Corporation,
739,462	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%)	4.24%	12/01/2023	742,468

	Equinox Holdings, Inc.,
1,172,063	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	03/08/2024	1,178,532

	Evergreen Skills,
672,373	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.99%	04/28/2021	637,390

	Fairmount Minerals,
980,775	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 3.50%)	4.74%	09/05/2019	974,032

	Federal-Mogul Holdings Corporation,
596,821	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.75%)	4.99%	04/15/2021	601,085

	Filtration Group, Inc.,
714,423	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	11/23/2020	719,931

	First Data Corporation,
353,051	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.74%	04/26/2024	354,596

	Foresight Energy LLC,
527,350	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 5.75%)	7.08%	03/28/2022	495,052

	Garda World Security Corporation,
856,484	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	5.31%	05/24/2024	866,299

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Gates Global LLC,
860,963	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.25%)	4.58%	04/01/2024	865,754

	Gavilan Resources LLC,
175,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.23%	03/01/2024	170,479

	Genesys Telecommunications Laboratories, Inc.,
846,041	Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 3.75%)	5.08%	12/01/2023	853,143

	Goldcup Merger Sub, Inc.,
184,533	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.06%	05/02/2023	185,946

	Golden Nugget, Inc.,
125,000	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	10/04/2023	125,807

	Greektown Holdings LLC,
605,443	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	04/25/2024	606,579

	Harbor Freight Tools USA, Inc.,
600,827	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	08/18/2023	604,044

	Hargray Corporation,
902,738	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	05/16/2024	907,066

	Harsco Corporation,
421,813	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 5.00%)	6.25%	11/02/2023	428,315

	Hawk Merger Sub, Inc.,
715,000	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.25%)	4.49%	07/31/2024	719,694

	Hayward Acquisition Corporation,
900,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%	08/05/2024	906,934

	Hyland Software, Inc.,
922,333	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	07/01/2022	932,612

	Informatica Corporation,
362,216	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.83%	08/05/2022	363,025

	JDA Software Group, Inc.,
939,413	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%	10/12/2023	946,543

	Jeld-Wen, Inc.,
717,641	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (3 Month LIBOR USD + 3.00%)	4.33%	07/01/2022	724,444

	Jo-Ann Stores LLC,
462,669	Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 5.00%)	6.39%	10/20/2023	443,584

	Kenan Advantage Group, Inc.,
949,228	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%)	4.24%	08/01/2022	952,076

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	KIK Custom Products, Inc.,
944,419	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%	08/26/2022	955,341

	Kloeckner Pentaplast,
815,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%)	5.58%	06/30/2022	818,464

	Kraton Polymers LLC,
646,167	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	01/06/2022	655,255

	Kronos Inc.,
939,572	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%	11/01/2023	946,031

	Leslie’s Poolmart, Inc.,
206,569	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.06%	08/16/2023	206,956

	Level 3 Financing, Inc.,
610,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	02/22/2024	610,430

	Life Time Fitness, Inc.,
943,910	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.32%	06/10/2022	948,412

	MA FinanceCo LLC,
18,702	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	06/21/2024	18,763

	Manitowoc Foodservice, Inc.,
140,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	03/03/2023	141,079

	McGraw-Hill Financial, Inc.,
392,023	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%	05/04/2022	385,897

	Milacron LLC,
789,311	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	09/28/2023	793,917

	Mitchell International, Inc.,
629,056	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%	10/13/2020	633,840

	Mohegan Tribal Gaming Authority,
154,223	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%)	5.24%	10/13/2023	156,000

	MPH Acquisition Holdings LLC,
946,489	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.33%	06/07/2023	955,140

	National Vision, Inc.,
734,293	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	03/12/2021	737,351

	Optiv Security, Inc.,
651,471	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.56%	02/01/2024	613,741

	Party City Holdings, Inc.,
744,361	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.32%	08/19/2022	748,362

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Peak 10 Holding Corporation,
910,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.81%	08/01/2024	912,084

	Pharmaceutical Product Development LLC,
1,288,410	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.99%	08/18/2022	1,296,327

	Pike Corporation,
319,588	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%	09/20/2024	324,082

	PODS LLC,
724,410	Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 3.25%)	4.49%	02/02/2022	730,448

	PQ Corporation,
733,648	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.25%)	4.56%	11/04/2022	741,311

	Precyse Acquisition Corporation,
657,506	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%	10/20/2022	660,382

	Prime Security Services Borrower LLC,
960,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	05/02/2022	969,470

	Project Alpha Intermediate Holding, Inc.,
753,113	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%	04/26/2024	737,346

	RCN Corporation,
960,761	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.24%	02/01/2024	949,203

	Refresco Group,
180,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.32%	09/26/2024	180,900

	RentPath LLC,
758,156	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.75%)	5.99%	12/17/2021	761,591

	Reynolds Group,
749,375	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%	02/03/2023	753,050

	Sabre GLBL, Inc.,
371,145	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	02/22/2024	373,311

	Scientific Games International, Inc.,
910,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 3.25%)	4.52%	08/14/2024	912,703

	Seahawk Holding Ltd.,
734,578	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.24%	10/31/2022	746,514

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	77

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Seattle SpinCo, Inc.,
126,298	Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.75%)	3.99%	06/21/2024	126,709

	Securus Technologies Holdings, Inc.,
784,661	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.69%	06/20/2024	793,649

	Select Medical Corporation,
796,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%	03/01/2021	805,452

	SolarWinds Holdings, Inc.,
749,362	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.74%	02/03/2023	752,641

	Solenis International LP,
488,395	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 6.75%)	8.07%	07/29/2022	487,377

	Solera LLC,
739,370	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	03/03/2023	742,646

	Sophia LP,
753,043	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	4.58%	09/30/2022	753,220

	Staples, Inc.,
870,000	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.31%	08/15/2024	867,125

	Surgery Center Holdings, Inc.,
910,000	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	09/03/2024	904,030

	TCH-2 Holdings LLC,
164,175	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%	05/06/2021	165,201

	Team Health Holdings, Inc.,
741,275	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	02/06/2024	729,233

	Telesat Canada,
719,563	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 3.00%)	4.24%	11/17/2023	726,460

	TKC Holdings, Inc.,
1,293,500	Senior Secured 1st Lien Term Loan (2 Month LIBOR USD + 4.25%)	5.52%	02/01/2023	1,306,972

	TransDigm, Inc.,
729,460	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F (1 Month LIBOR USD + 3.00%)	4.24%	06/09/2023	732,265

	TransDigm, Inc.,
54,863	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (1 Month LIBOR USD + 3.00%)	4.33%	08/22/2024	55,017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Traverse Midstream Partners LLC,
155,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	5.33%	09/27/2024	157,131

	Tribune Media Company,
671,484	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%)	4.24%	01/26/2024	673,794

	Tumi Holdings, Inc.,
719,549	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%	08/01/2023	725,845

	UFC Holdings LLC,
1,176,038	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	08/18/2023	1,182,465

	Ultra Resources, Inc.,
128,023	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.31%	04/12/2024	128,103

	Univar USA, Inc.,
749,375	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%	07/01/2022	753,182

	US Renal Care, Inc.,
790,772	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.58%	12/30/2022	767,642

	USAGM HoldCo LLC,
691,490	Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%)	5.08%	07/28/2022	690,843

	VF Holdings Corporation,
724,536	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%	06/30/2023	728,163

	West Street Merger Sub, Inc.,
420,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.30%	09/27/2024	423,415

	Western Digital Corporation,
310,016	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.75%)	3.99%	04/28/2023	312,400

	WideOpenWest Finance LLC,
285,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.48%	08/18/2023	284,956

	WMG Acquisition Corporation,
1,215,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche D (1 Month LIBOR USD + 2.50%)	3.74%	11/01/2023	1,219,368

	York Risk Services Group, Inc.,
575,550	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%)	4.99%	10/01/2021	567,204

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Zodiac Pool Solutions LLC,
728,554	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.0%)	5.33%		12/20/2023	737,435

	Total Bank Loans (Cost $90,168,471)				90,170,243

COLLATERALIZED LOAN OBLIGATIONS 13.0%

	Adams Mill Ltd.,
250,000	Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	4.66%	^	07/15/2026	251,243
250,000	Series 2014-1A-E1 (3 Month LIBOR USD + 5.00%)	6.16%	^	07/15/2026	242,212

	ALM LLC,
2,000,000	Series 2013-8A-DR (3 Month LIBOR USD + 7.10%)	8.40%	^	10/15/2028	2,020,919
1,000,000	Series 2014-14A-A1R (3 Month LIBOR USD + 1.15%)	2.46%	^	07/28/2026	1,003,799
2,000,000	Series 2015-16A-C1R (3 Month LIBOR USD + 3.20%)	4.50%	^	07/15/2027	2,010,616
500,000	Series 2016-19A-A2 (3 Month LIBOR USD + 2.20%)	3.50%	^	07/15/2028	508,962
500,000	Series 2016-19A-B (3 Month LIBOR USD + 3.00%)	4.30%	^	07/15/2028	503,771

	Apidos Ltd.,
2,500,000	Series 2015-21A-C (3 Month LIBOR USD + 3.55%)	4.85%	^	07/18/2027	2,524,821
250,000	Series 2015-21A-D (3 Month LIBOR USD + 5.55%)	6.85%	^	07/18/2027	250,625
1,250,000	Series 2016-24A-C (3 Month LIBOR USD + 3.95%)	5.26%	^	07/20/2027	1,268,420

	Atrium Corporation,
3,000,000	Series 9A-DR (3 Month LIBOR USD + 3.60%)	4.92%	^	05/28/2030	2,999,246

	Avery Point Ltd.,
500,000	Series 2013-2A-D (3 Month LIBOR USD + 3.45%)	4.75%	^	07/17/2025	500,092

	Babson Ltd.,
3,500,000	Series 2014-3A-D1 (3 Month LIBOR USD + 3.50%)	4.80%	^	01/15/2026	3,536,466
500,000	Series 2014-3A-D2 (1 Month LIBOR USD + 4.40%)	5.63%	^	01/15/2026	501,623
2,250,000	Series 2014-3A-E1 (3 Month LIBOR USD + 5.10%)	6.40%	^	01/15/2026	2,233,124
250,000	Series 2014-3A-E2 (3 Month LIBOR USD + 6.50%)	7.80%	^	01/15/2026	251,587
1,000,000	Series 2015-2A-D (3 Month LIBOR USD + 3.80%)	5.11%	^	07/20/2027	1,001,989

	Barings Ltd.,
2,000,000	Series 2016-3A-C (3 Month LIBOR USD + 3.95%)	5.25%	^	01/15/2028	2,017,635

	Betony Ltd.,
500,000	Series 2015-1A-D (3 Month LIBOR USD + 3.60%)	4.90%	^	04/15/2027	501,097

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BlueMountain Ltd.,
2,250,000	Series 2013-3A-DR (3 Month LIBOR USD + 2.90%)	4.21%	^	10/29/2025	2,250,367
750,000	Series 2015-2A-C (3 Month LIBOR USD + 2.70%)	4.00%	^	07/18/2027	755,955
1,000,000	Series 2015-2A-D (3 Month LIBOR USD + 3.55%)	4.85%	^	07/18/2027	1,004,929
500,000	Series 2015-2A-E (3 Month LIBOR USD + 5.35%)	6.65%	^	07/18/2027	495,001
1,000,000	Series 2015-3A-B (3 Month LIBOR USD + 3.10%)	4.41%	^	10/20/2027	1,011,371
500,000	Series 2015-3A-C (3 Month LIBOR USD + 3.55%)	4.86%	^	10/20/2027	501,866
750,000	Series 2016-2A-C (3 Month LIBOR USD + 4.10%)	5.42%	^	08/20/2028	757,976
1,000,000	Series 2016-3A-D (3 Month LIBOR USD + 3.85%)	5.17%	^	11/15/2027	1,015,532

	Bsprt Issuer Ltd.,
794,000	Series 2017-FL1-B (1 Month LIBOR USD + 2.40%)	3.72%	^	06/15/2027	798,586

	California Street LP,
2,000,000	Series 2012-9A-DR (3 Month LIBOR USD + 3.96%)	5.26%	^	10/16/2028	2,042,157
2,000,000	Series 2012-9A-ER (3 Month LIBOR USD + 7.18%)	8.48%	^	10/16/2028	2,014,621

	Canyon Capital Ltd.,
2,000,000	Series 2006-1A-D (3 Month LIBOR USD + 1.60%)	2.92%	^	12/15/2020	1,980,458
1,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 4.10%)	5.40%	^	01/15/2026	1,017,120
2,000,000	Series 2014-1A-C (3 Month LIBOR USD + 3.25%)	4.56%	^	04/30/2025	2,004,918
2,000,000	Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	4.95%	^	04/15/2029	1,995,118

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2016-2A-D2 (3 Month LIBOR USD + 6.45%)	7.75%	^	07/15/2027	2,004,927

	Catamaran Ltd.,
250,000	Series 2015-1A-C1 (3 Month LIBOR USD + 3.10%)	4.41%	^	04/22/2027	250,319

	Cent Ltd.,
2,000,000	Series 2006-12A-D (3 Month LIBOR USD + 1.40%)	2.72%	^	11/18/2020	1,988,991
524,362	Series 2012-16A-A1AR (3 Month LIBOR USD + 1.25%)	2.56%	^	08/01/2024	526,250
2,000,000	Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	5.06%	^	11/07/2026	2,049,866
1,595,000	Series 2014-22A-D (3 Month LIBOR USD + 5.30%)	6.61%	^	11/07/2026	1,583,526

	CVP Ltd.,
3,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	2.80%	^	07/20/2030	2,998,729

	Dryden Senior Loan Fund,
500,000	Series 2012-24RA-DR (3 Month LIBOR USD + 3.70%)	5.02%	^	11/15/2023	495,999
250,000	Series 2012-25A-D (3 Month LIBOR USD + 4.00%)	5.30%	^	01/15/2025	251,314
2,500,000	Series 2014-34A-DR (3 Month LIBOR USD + 3.40%)	4.70%	^	10/15/2026	2,524,584
1,000,000	Series 2016-45-D (3 Month LIBOR USD + 3.85%)	5.15%	^	07/15/2027	1,006,858
1,000,000	Series 2017-50A-D (3 Month LIBOR USD + 3.25%)	4.51%	^	07/15/2030	999,754

	Galaxy Ltd.,
250,000	Series 2014-18A-D1 (3 Month LIBOR USD + 3.70%)	5.00%	^	10/15/2026	252,652

	GoldenTree Loan Management Ltd.,
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.35%)	4.66%	^	04/20/2029	1,000,330

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	79

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GoldenTree Loan Opportunities Ltd.,
1,000,000	Series 2015-10A-D (3 Month LIBOR USD + 3.35%)	4.66%	^	07/20/2027	992,914

	Halcyon Loan Advisors Funding Ltd.,
250,000	Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.01%	^	08/01/2025	252,220
250,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	4.81%	^	04/28/2025	249,980
250,000	Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	6.31%	^	04/28/2025	239,408

	Hunt Ltd.,
1,263,000	Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	3.63%	^	08/15/2034	1,272,470

	Jay Park Ltd.,
2,000,000	Series 2016-1A-C (3 Month LIBOR USD + 3.85%)	5.16%	^	10/20/2027	2,009,655

	LCM LP,
500,000	Series 14A-D (3 Month LIBOR USD + 3.50%)	4.80%	^	07/15/2025	502,495
250,000	Series 16A-DR (1 Month LIBOR USD + 3.00%)	4.23%	^	07/15/2026	250,037

	Madison Park Funding Ltd.,
1,000,000	Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	4.77%	^	01/27/2026	1,008,107
2,500,000	Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	6.76%	^	01/27/2026	2,508,796
1,000,000	Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	6.81%	^	04/20/2026	1,003,076
500,000	Series 2015-18A-D2 (3 Month LIBOR USD + 3.95%)	5.26%	^	10/21/2026	504,269
500,000	Series 2015-18A-DR (3 Month LIBOR USD + 0.0%)	0.00%	#^	10/21/2030	500,000

	Magnetite Ltd.,
250,000	Series 2014-9A-BR (3 Month LIBOR USD + 2.00%)	3.31%	^	07/25/2026	250,932

	Marathon Ltd.,
1,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	2.90%	^	04/15/2029	1,002,323

	Milos Ltd.,
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.40%)	4.64%	^	10/20/2030	1,000,872

	Neuberger Berman Loan Advisers Ltd.,
1,500,000	Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	4.49%	^	10/18/2029	1,499,297

	Octagon Investment Partners Ltd.,
2,500,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	5.30%	^	07/15/2029	2,524,605
500,000	Series 2014-1A-C (3 Month LIBOR USD + 3.65%)	4.96%	^	11/14/2026	501,738
2,000,000	Series 2014-1A-D (3 Month LIBOR USD + 6.60%)	7.91%	^	11/14/2026	2,033,421
2,500,000	Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	4.81%	^	03/17/2030	2,487,084
1,250,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	7.51%	^	03/17/2030	1,260,767

	Octagon Loan Funding Ltd.,
1,000,000	Series 2014-1A-DR (3 Month LIBOR USD + 3.40%)	4.72%	^	11/18/2026	1,002,240

	Sound Harbor Loan Fund Ltd.,
1,000,000	Series 2014-1A-A1R (3 Month LIBOR USD + 1.20%)	2.51%	^	10/30/2026	1,003,656

	Symphony Ltd.,
500,000	Series 2014-14A-D2 (3 Month LIBOR USD + 3.60%)	4.90%	^	07/14/2026	502,806

	TCI-Flatiron Ltd.,
2,000,000	Series 2016-1A-C (3 Month LIBOR USD + 4.00%)	5.32%	^	12/21/2029	2,014,458

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TCI-Symphony Ltd.,
1,000,000	Series 2016-1A-D (3 Month LIBOR USD + 3.80%)	5.10%	^	10/13/2029	1,009,759

	Thacher Park Ltd.,
3,000,000	Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	4.71%	^	10/20/2026	2,999,032

	THL Credit Wind River Ltd.,
4,000,000	Series 2014-1A-DR (3 Month LIBOR USD + 3.50%)	4.80%	^	04/18/2026	4,004,875
2,000,000	Series 2014-2A-D (3 Month LIBOR USD + 3.90%)	5.20%	^	07/15/2026	2,007,000
2,000,000	Series 2014-2A-E (3 Month LIBOR USD + 5.25%)	6.55%	^	07/15/2026	1,961,837
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	5.05%	^	04/18/2029	2,002,433
1,750,000	Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	7.72%	^	04/18/2029	1,748,952

	Venture Ltd.,
4,000,000	Series 2007-8A-C (3 Month LIBOR USD + 0.90%)	2.21%	^	07/22/2021	3,997,482
4,000,000	Series 2012-12A-DR (3 Month LIBOR USD + 3.70%)	5.02%	^	02/28/2026	4,018,686
1,000,000	Series 2014-17A-CR (3 Month LIBOR USD + 2.20%)	3.50%	^	07/15/2026	1,000,436
2,500,000	Series 2016-12A-ER (3 Month LIBOR USD + 6.20%)	7.52%	^	02/28/2026	2,475,289
1,000,000	Series 2016-23A-B (3 Month LIBOR USD + 2.30%)	3.61%	^	07/19/2028	1,004,554
2,000,000	Series 2016-24A-E (3 Month LIBOR USD + 6.72%)	8.03%	^	10/20/2028	2,017,730

	Voya Ltd.,
1,500,000	Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	4.87%	^	07/20/2030	1,498,781

	Westcott Park Ltd.,
1,000,000	Series 2016-1A-D (3 Month LIBOR USD + 4.35%)	5.66%	^	07/20/2028	1,015,491

	Wind River Ltd.,
2,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 4.10%)	5.40%	^	01/15/2026	2,023,720
500,000	Series 2016-1A-C (3 Month LIBOR USD + 3.20%)	4.50%	^	07/15/2028	502,639
500,000	Series 2016-1A-B (3 Month LIBOR USD + 2.35%)	3.65%	^	07/15/2028	507,048

	Total Collateralized Loan Obligations (Cost $124,405,040)				125,881,691

FOREIGN CORPORATE BONDS 12.4%
500,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	514,769
300,000	Aeropuerto Argentina S.A.	6.88%	^	02/01/2027	320,550
500,000	AES Andres B.V.	7.95%	^	05/11/2026	543,500
400,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	428,290

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
500,000	Ardagh Packaging Finance, Inc.	6.00%	^	02/15/2025	530,625
200,000	Autoridad del Canal de Panama	4.95%		07/29/2035	222,750
3,200,000	Axiata SPV2 BHD	3.47%		11/19/2020	3,281,875
600,000	Banco de Costa Rica	5.25%		08/12/2018	610,860
1,200,000	Banco de Credito del Peru	2.25%		10/25/2019	1,204,200
1,300,000	Banco de Credito del Peru	5.38%		09/16/2020	1,420,250
2,206,000	Banco de Credito e Inversiones	4.00%		02/11/2023	2,344,823
200,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	211,000
200,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	211,000
900,000	Banco del Estado de Chile	4.13%		10/07/2020	950,117
800,000	Banco del Estado de Chile	3.88%		02/08/2022	848,014
2,200,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	2,421,320
500,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	512,500
1,000,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	1,003,750
451,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	458,699
300,000	Banco Santander	3.88%		09/20/2022	315,769
590,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	618,025
200,000	Banistmo S.A.	3.65%	^	09/19/2022	200,700
500,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	546,250
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	203,500
650,000	BDO Unibank, Inc.	2.63%		10/24/2021	648,350
1,400,000	Bharti Airtel Ltd.	5.13%		03/11/2023	1,478,852
1,500,000	Bharti Airtel Ltd.	4.38%		06/10/2025	1,521,407
2,400,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	2,504,669
365,000	Camelot Finance S.A.	7.88%	^	10/15/2024	394,200
50,000	Camposol S.A.	10.50%	^	07/15/2021	54,500
100,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	108,790
500,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	533,867
500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	529,561
500,000	Cementos Progreso Trust	7.13%		11/06/2023	535,750
265,000	CEVA Group PLC	7.00%	^	03/01/2021	258,375
400,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	378,000
200,000	CK Hutchison International Ltd.	2.25%	^	09/29/2020	199,573
500,000	CK Hutchison International Ltd.	2.88%		04/05/2022	503,080
200,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	201,232
300,000	CK Hutchison International Ltd.	2.75%	^	03/29/2023	298,547
1,500,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	1,519,234
600,000	CNOOC Finance Ltd.	4.25%		01/26/2021	631,657
300,000	CNOOC Finance Ltd.	3.88%		05/02/2022	314,129
2,800,000	CNOOC Finance Ltd.	3.50%		05/05/2025	2,847,636
200,000	CNPC General Capital Ltd.	2.70%		11/25/2019	201,688
200,000	CNPC General Capital Ltd.	3.95%		04/19/2022	210,175
1,200,000	CNPC General Capital Ltd.	3.40%		04/16/2023	1,225,429
2,200,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	2,341,333
1,900,000	Colbun S.A.	6.00%		01/21/2020	2,064,478
3,700,000	Corpbanca S.A.	3.88%		09/22/2019	3,824,476
400,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	409,000
275,000	Dana Financing Ltd.	5.75%	^	04/15/2025	290,812

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
500,000	DBS Group Holdings Ltd.	1.93%	#	07/25/2022	501,905

	DBS Group Holdings Ltd.
1,600,000	(3 Month LIBOR USD + 0.62%)	1.93%	^	07/25/2022	1,606,095
2,000,000	(5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	2,007,618
320,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	331,978
200,000	Digicel Ltd.	8.25%		09/30/2020	196,126
2,000,000	Digicel Ltd.	7.13%		04/01/2022	1,822,500
1,100,000	E.CL S.A.	5.63%		01/15/2021	1,204,975
2,407,000	Embotelladora Andina S.A.	5.00%		10/01/2023	2,658,708
200,000	Export-Import Bank of India	3.13%		07/20/2021	202,577
2,200,000	Export-Import Bank of India	4.00%		01/14/2023	2,307,914
560,000	FMG Resources Ltd.	4.75%	^	05/15/2022	569,100
800,000	Financiera de Desarrollo S.A.	4.75%		07/15/2025	864,000
1,300,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	1,334,450
400,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	410,600
1,200,000	Global Bank Corporation	5.13%		10/30/2019	1,256,400
1,000,000	Global Bank Corporation	4.50%	^	10/20/2021	1,026,000
1,500,000	Global Bank Corporation	4.50%		10/20/2021	1,539,000
1,000,000	Globo Comunicacao e Participacoes S.A.	5.13%	^	03/31/2027	1,012,500
2,600,000	Gohl Capital Ltd.	4.25%		01/24/2027	2,684,945
400,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	400,000
200,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	214,000
514,150	Guanay Finance Ltd.	6.00%		12/15/2020	529,575
505,000	GW Honos Security Corporation	8.75%	^	05/15/2025	539,719
1,200,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	1,229,846
300,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	330,376
3,100,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	3,506,221
1,600,000	Industrial Senior Trust	5.50%		11/01/2022	1,632,000
310,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	264,275
120,000	Intelsat Jackson Holdings S.A.	9.75%	^	07/15/2025	121,500
300,000	Inversiones CMPC S.A.	6.13%		11/05/2019	323,868
575,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	562,062
200,000	Magnesita Finance Ltd.	8.63%	†	10/30/2017	200,200
700,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	720,628
1,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	987,500
400,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	415,280
540,000	MEG Energy Corporation	7.00%	^	03/31/2024	465,750
200,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	†Ω	04/29/2049	15,750
800,000	ONGC Videsh Ltd.	2.88%		01/27/2022	795,492
3,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	2,997,174
2,400,000	Ooredoo International Finance Ltd.	3.88%		01/31/2028	2,422,841
1,700,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	1,746,084
2,105,000	Panama Metro Line SP	0.00%	^	12/05/2022	1,923,970
400,000	Petrobras Global Finance B.V.	7.38%		01/17/2027	441,200
2,000,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	2,090,000
2,200,000	Petronas Capital Ltd.	3.50%		03/18/2025	2,270,569
1,660,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	1,675,053
3,450,000	Reliance Holdings, Inc.	5.40%		02/14/2022	3,793,561
250,000	Seven Generations Energy Ltd.	5.38%	^	09/30/2025	252,188
200,000	Singtel Group Treasury	4.50%		09/08/2021	215,026

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	81

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,200,000	Sinopec Group Overseas Development Ltd.	2.25%	^	09/13/2020	1,196,989
2,800,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	2,672,578
200,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	208,400
700,000	SPC Panama Metro Line	0.00%		12/05/2022	639,800
1,200,000	SURA Asset Management S.A.	4.38%	^	04/11/2027	1,224,000
310,000	Telesat LLC	8.88%	^	11/15/2024	349,912
3,800,000	Temasek Financial Ltd.	2.38%		01/23/2023	3,805,344
200,000	Tenedora Nemak S.A. de C.V.	5.50%		02/28/2023	206,750
400,000	Transelec S.A.	4.63%		07/26/2023	428,725
2,500,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	2,600,000
132,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	137,280

	United Overseas Bank Ltd.
1,500,000	(5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	1,535,647
2,400,000	(5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	2,444,640

	Total Foreign Corporate Bonds (Cost $118,469,728)				120,021,100

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 4.3%
1,200,000	Argentine Republic Government International Bond	6.88%		01/26/2027	1,297,800
1,600,000	Brazilian Government International Bond	5.63%		01/07/2041	1,616,000
2,500,000	Chile Government International Bond	3.13%		03/27/2025	2,580,000
2,800,000	Chile Government International Bond	3.13%		01/21/2026	2,877,000
500,000	Chile Government International Bond	3.86%		06/21/2047	510,937
800,000	Costa Rica Government International Bond	10.00%		08/01/2020	932,000
2,000,000	Dominican Republic International Bond	5.95%	^	01/25/2027	2,155,000
500,000	Guatemala Government Bond	4.50%		05/03/2026	504,375
1,900,000	Indonesia Government International Bond	4.88%		05/05/2021	2,051,339
700,000	Israel Government International Bond	4.00%		06/30/2022	752,438
1,100,000	Israel Government International Bond	3.15%		06/30/2023	1,140,434
1,200,000	Israel Government International Bond	2.88%		03/16/2026	1,213,027
2,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	2,014,800
250,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	252,883
600,000	Mexico Government International Bond	4.00%		10/02/2023	635,820
3,000,000	Mexico Government International Bond	4.13%		01/21/2026	3,164,250
800,000	Mexico Government International Bond	4.15%		03/28/2027	841,840
600,000	Mexico Government International Bond	4.75%		03/08/2044	619,800
1,700,000	Panama Government International Bond	4.00%		09/22/2024	1,819,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,600,000	Panama Government International Bond	3.88%		03/17/2028	3,780,000
200,000	Panama Government International Bond	4.50%		05/15/2047	211,500
1,000,000	Perusahaan Penerbit	4.15%		03/29/2027	1,033,750
2,500,000	Perusahaan Penerbit	4.15%	^	03/29/2027	2,584,375
3,800,000	Philippine Government International Bond	4.20%		01/21/2024	4,181,539
1,700,000	Philippine Government International Bond	3.70%		02/02/2042	1,698,970
800,000	Provincia de Buenos Aires	7.88%	^	06/15/2027	869,040

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $40,176,644)				41,337,917

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 9.8%

	Americold LLC,
159,000	Series 2010-ARTA-C	6.81%	^	01/14/2029	176,416

	Banc of America Commercial Mortgage Trust,
97,528	Series 2007-5-AM	5.77%	#	02/10/2051	97,596

	BANK,
25,704,807	Series 2017-BNK5-XA	1.25%	# I/O	06/15/2060	1,931,027

	Barclays Commercial Mortgage Securities LLC,
11,355,443	Series 2017-C1-XA	1.69%	# I/O	02/15/2050	1,225,071
203,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	2.43%	^	08/15/2036	203,420
231,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	2.93%	^	08/15/2036	231,341
485,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	3.73%	^	08/15/2036	486,531
465,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	4.73%	^	08/15/2036	467,151
1,259,000	Series 2014-BXO-E (1 Month LIBOR USD + 3.75%)	3.79%	^	08/15/2027	1,263,838

	BB-UBS Trust,
1,430,000	Series 2012-TFT-TE	3.68%	#^	06/05/2030	1,346,009

	Bear Stearns Commercial Mortgage Securities, Inc.,
39,092	Series 2007-PW18-A4	5.70%		06/11/2050	39,076
250,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	245,224

	BX Trust,
530,000	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%)	3.28%	^	07/15/2034	531,215
821,000	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%)	4.38%	^	07/15/2034	825,695
508,000	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	3.28%	^	07/15/2034	509,164

	BX Trust, (Cont.)
836,000	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	4.38%	^	07/15/2034	841,284

	BXHTL Mortgage Trust,
550,000	Series 2015-JWRZ-A (1 Month LIBOR USD + 1.23%)	2.47%	^	05/15/2029	551,163

	CD Commercial Mortgage Trust,
13,256,195	Series 2017-CD3-XA	1.20%	# I/O	02/10/2050	999,725

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CFCRE Commercial Mortgage Trust,
7,566,590	Series 2016-C4-XA	1.92%	# I/O	05/10/2058	833,286
9,690,096	Series 2017-C8-XA	1.84%	# I/O	06/15/2050	1,098,293

	CGDBB Commercial Mortgage Trust,
563,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%)	2.83%	^	07/15/2028	563,725
788,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%)	3.38%	^	07/15/2028	789,703

	Citigroup Commercial Mortgage Trust,
275,000	Series 2008-C7-AM	6.43%	#	12/10/2049	276,018
100,000	Series 2014-GC21-D	5.00%	#^	05/10/2047	87,867
1,833,971	Series 2014-GC25-XA	1.20%	# I/O	10/10/2047	107,045
200,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	166,041
3,315,558	Series 2016-P4-XA	2.17%	# I/O	07/10/2049	414,340

	CLNS Trust,
571,000	Series 2017-IKPR-D (1 Month LIBOR USD + 0.00%)	3.29%	^	06/11/2032	571,483
571,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%)	4.74%	^	06/11/2032	573,401
571,000	Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%)	5.74%	^	06/11/2032	574,584

	COBALT Commercial Mortgage Trust,
1,174,835	Series 2007-C2-AJFX	5.57%	#	04/15/2047	1,197,376

	Commercial Mortgage Pass-Through Certificates,
440,000	Series 2012-CR4-C	4.44%	#^	10/15/2045	436,172
1,187,000	Series 2012-CR4-D	4.74%	#^	10/15/2045	1,037,336
3,098,786	Series 2013-CR10-XA	1.06%	# I/O	08/10/2046	98,015
2,000,000	Series 2013-CR11-D	5.17%	#^	08/10/2050	1,947,239
1,565,000	Series 2013-LC13-D	5.21%	#^	08/10/2046	1,536,665
1,302,052	Series 2014-CR17-XA	1.30%	# I/O	05/10/2047	63,576
100,000	Series 2014-CR19-C	4.87%	#	08/10/2047	102,059
125,000	Series 2014-CR20-C	4.65%	#	11/10/2047	127,909
375,000	Series 2015-CR22-D	4.26%	#^	03/10/2048	315,974
300,000	Series 2015-CR23-D	4.40%	#	05/10/2048	249,303
8,209,058	Series 2015-CR27-XA	1.30%	# I/O	10/10/2048	512,767
2,458,593	Series 2015-DC1-XA	1.31%	# I/O	02/10/2048	138,311
815,000	Series 2015-LC21-C	4.45%	#	07/10/2048	789,222
406,000	Series 2015-LC23-C	4.80%	#	10/10/2048	421,787
3,603,452	Series 2016-DC2-XA	1.22%	# I/O	02/10/2049	234,686

	Commercial Pass-Through Certificates,
13,384,090	Series 2015-CR25-XA	1.10%	# I/O	08/10/2048	756,062
13,469,469	Series 2015-LC21-XA	1.00%	# I/O	07/10/2048	564,254

	Cosmopolitan Hotel Trust,
595,000	Series 2016-CSMO-C (1 Month LIBOR USD + 2.65%)	3.88%	^	11/15/2033	598,678

	Countrywide Commercial Mortgage Trust,
19,636	Series 2007-MF1-A	6.46%	#^	11/12/2043	19,609

	Credit Suisse Commercial Mortgage Trust,
523,095	Series 2007-C1-AM	5.42%		02/15/2040	525,291

	Credit Suisse Mortgage Capital Certificates,
2,018,458	Series 2014-USA-X1	0.70%	#^ I/O	09/15/2037	71,949

	Credit Suisse Mortgage Trust,
4,682,962	Series 2017-6R1-A1	2.79%	#^	03/06/2047	4,692,306

	CSAIL Commercial Mortgage Trust,
2,700,137	Series 2015-C1-XA	1.09%	# I/O	04/15/2050	135,804

	CSMC Trust,
1,229,000	Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%)	4.53%	^	07/15/2032	1,231,928

	FORT LLC,
536,000	Series 2016-1A-B (1 Month LIBOR USD + 2.75%)	3.99%	^	05/21/2036	544,619

	GE Commercial Mortgage Corporation Trust,
399,200	Series 2007-C1-AM	5.61%	#	12/10/2049	406,184

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GMAC Commercial Mortgage Securities Trust,
406,000	Series 2004-C3-D	5.04%	#	12/10/2041	413,981
564,000	Series 2004-C3-E	5.14%	#^	12/10/2041	560,446

	Grace Mortgage Trust,
100,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	103,535

	Great Wolf Trust,
424,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%)	3.34%	^	09/15/2034	424,928
657,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%)	4.34%	^	09/15/2034	658,652
350,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%)	5.31%	^	09/15/2034	350,989

	GS Mortgage Securities Corporation,
3,047,869	Series 2013-GC10-XA	1.59%	# I/O	02/10/2046	194,543
3,687,443	Series 2014-GC20-XA	1.17%	# I/O	04/10/2047	186,705
9,071,264	Series 2014-GC24-XA	0.98%	# I/O	09/10/2047	377,581
7,413,216	Series 2015-GS1-XA	0.97%	# I/O	11/10/2048	388,969
7,394,503	Series 2016-GS2-XA	1.82%	# I/O	05/10/2049	758,720

	GS Mortgage Securities Trust,
257,000	Series 2013-GC13-D	4.20%	#^	07/10/2046	238,905

	GSCCRE Commercial Mortgage Trust,
1,056,000	Series 2015-HULA-D (1 Month LIBOR USD + 3.75%)	4.98%	^	08/15/2032	1,066,810

	IMT Trust,
556,000	Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%)	3.38%	^	06/15/2034	556,174
556,000	Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%)	4.08%	^	06/15/2034	556,660

	JP Morgan Chase Commercial Mortgage Securities Corporation,
179,713	Series 2006-LDP9-AM	5.37%		05/15/2047	179,596
1,044,000	Series 2007-C1-AM	6.28%	#	02/15/2051	1,043,569
180,668	Series 2007-CB18-AM	5.47%	#	06/12/2047	180,462
56,381	Series 2007-CB19-AM	5.99%	#	02/12/2049	56,531
16,285	Series 2007-CB20-AJ	6.46%	#	02/12/2051	16,298
100,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	101,367
150,000	Series 2014-PHH-D (1 Month LIBOR USD + 2.65%)	3.63%	^	08/15/2027	150,204
322,000	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%)	2.23%	^	06/15/2032	323,091
243,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%)	2.48%	^	06/15/2032	243,401
786,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%)	3.13%	^	06/15/2032	782,281
340,000	Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%)	2.48%	^	07/15/2034	340,169
320,000	Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%)	3.18%	^	07/15/2034	320,772
283,000	Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%)	4.18%	^	07/15/2034	284,690
398,000	Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%)	4.98%	^	07/15/2034	401,208

	JP Morgan Chase Commercial Mortgage Securities Trust,
412,000	Series 2004-CBX-D	5.10%	#	01/12/2037	422,266
1,266,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	1,257,029
601,682	Series 2007-LD11-AM	6.17%	#	06/15/2049	615,342
402,036	Series 2007-LDPX-AM	5.46%	#	01/15/2049	401,711
543,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	545,777
1,189,000	Series 2014-FRR1-B702	4.23%	^	04/27/2044	1,181,295
1,500,000	Series 2015-FL7-C (1 Month LIBOR USD + 2.85%)	4.08%	^	05/15/2028	1,501,375
1,476,000	Series 2015-JP1-F	4.90%	#^Þ	01/15/2049	1,051,811
883,000	Series 2015-MAR7-D	5.23%	^	06/05/2032	907,870
406,000	Series 2016-ASH-B (1 Month LIBOR USD + 2.15%)	3.38%	^	10/15/2034	408,537
229,000	Series 2016-ASH-C (1 Month LIBOR USD + 2.75%)	3.98%	^	10/15/2034	230,719

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	83

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust, (Cont.)
6,428,335	Series 2016-JP4-XA	0.96%	# I/O	12/15/2049	302,014
1,431,000	Series 2016-WIKI-E	4.14%	#^	10/05/2031	1,428,767
594,000	Series 2016-WPT-E (1 Month LIBOR USD + 5.00%)	6.23%	^	10/15/2033	602,086

	JPMBB Commercial Mortgage Securities Trust,
318,000	Series 2013-C15-D	5.25%	#^	11/15/2045	312,025
2,125,326	Series 2014-C18-XA	1.21%	# I/O	02/15/2047	87,435
1,219,694	Series 2014-C21-XA	1.23%	# I/O	08/15/2047	66,848
100,000	Series 2014-C23-C	4.61%	#	09/15/2047	101,146
150,000	Series 2014-C25-C	4.59%	#	11/15/2047	147,985
425,000	Series 2014-C26-C	4.57%	#	01/15/2048	419,595
6,850,374	Series 2015-C29-XA	1.07%	# I/O	05/15/2048	252,595
5,664,556	Series 2015-C31-XA	1.15%	# I/O	08/15/2048	302,980
470,000	Series 2015-C33-C	4.77%	#	12/15/2048	491,519
9,235,384	Series 2016-C4-XA	0.97%	# I/O	12/15/2049	554,098

	LCCM,
2,532,000	Series 2017-LC26-C	4.71%	^	07/12/2050	2,556,507

	LSTAR Commercial Mortgage Trust,
4,589,926	Series 2016-4-XA	2.10%	#^ I/O	03/10/2049	355,679
18,780,144	Series 2017-5-X	1.39%	#^ I/O	03/10/2050	1,006,990

	Merrill Lynch Mortgage Trust,
542,000	Series 2007-C1-AM	6.01%	#	06/12/2050	542,346

	Morgan Stanley Bank of America Merrill Lynch Trust,
100,000	Series 2014-C18-C	4.63%	#	10/15/2047	98,546
500,000	Series 2014-C19-C	4.00%		12/15/2047	475,598
500,000	Series 2015-C20-C	4.61%	#	02/15/2048	498,054
1,664,000	Series 2015-C20-D	3.07%	^	02/15/2048	1,258,151
180,000	Series 2015-C21-C	4.30%	#	03/15/2048	179,436
360,000	Series 2015-C23-C	4.27%	#	07/15/2050	347,230
550,000	Series 2015-C26-D	3.06%	^	10/15/2048	447,636
274,000	Series 2015-C27-C	4.69%	#	12/15/2047	266,315

	Morgan Stanley Capital, Inc.,
94,823	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	94,833
194,645	Series 2007-IQ16-AM	6.32%	#	12/12/2049	194,733
150,000	Series 2014-MP-D	3.82%	#^	08/11/2033	152,774
11,512,214	Series 2016-UB12-XA	0.97%	# I/O	12/15/2049	594,158

	Morgan Stanley Capital, Inc.,
1,651,000	Series 2017-PRME-D (1 Month LIBOR USD + 3.40%)	4.63%	^	02/15/2034	1,665,281

	Motel 6 Trust,
1,166,000	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%)	3.38%	^	08/15/2034	1,167,529

	MSCG Trust,
648,000	Series 2016-SNR-C	5.21%	^	11/15/2034	663,974

	PFP Ltd.,
949,000	Series 2017-4-C (1 Month LIBOR USD + 2.25%)	3.49%	^	07/14/2035	949,000

	RAIT Trust,
1,194,000	Series 2017-FL7-B (1 Month LIBOR USD + 1.60%)	2.83%	^	06/15/2037	1,194,752

	Resource Capital Ltd.,
982,000	Series 2017-CRE5-B (1 Month LIBOR USD + 2.00%)	3.23%	^	07/15/2034	983,982

	RRX Trust,
2,000,000	Series 2014-1A-A	0.00%	^ P/O	08/26/2044	1,964,718

	Sutherland Commercial Mortgage Loans LLC,
516,597	Series 2015-SBC4-A	4.00%	^	06/25/2039	514,579

	TRU Trust,
1,291,794	Series 2016-TOYS-A (1 Month LIBOR USD + 2.25%)	3.48%	^	11/15/2030	1,272,159

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	UBS-Barclays Commercial Mortgage Trust,
571,000	Series 2013-C6-D	4.49%	#^	04/10/2046	514,386

	UBS-Citigroup Commercial Mortgage Trust,
931,000	Series 2011-C1-D	6.25%	#^	01/10/2045	1,012,618

	Wachovia Bank Commercial Mortgage Trust,
624,783	Series 2006-C25-F	5.36%	#	05/15/2043	623,904
216,747	Series 2006-C26-AM	6.20%	#	06/15/2045	218,297
162,120	Series 2006-C27-AJ	5.83%	#	07/15/2045	164,072
170,627	Series 2006-C28-AJ	5.63%	#	10/15/2048	173,264
995,694	Series 2007-C31-AJ	5.66%	#	04/15/2047	1,011,844
1,608,000	Series 2007-C33-AJ	6.22%	#	02/15/2051	1,648,986
249,874	Series 2007-C33-AM	6.22%	#	02/15/2051	249,663

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2014-LC16-D	3.94%	^	08/15/2050	411,593
200,000	Series 2015-C27-C	3.89%		02/15/2048	189,992
400,000	Series 2015-C28-C	4.27%	#	05/15/2048	391,877
10,792,962	Series 2015-C30-XA	1.15%	# I/O	09/15/2058	627,048
540,000	Series 2015-C31-C	4.76%	#	11/15/2048	561,442
5,910,936	Series 2015-C31-XA	1.25%	# I/O	11/15/2048	388,603
2,693,431	Series 2015-NXS1-XA	1.32%	# I/O	05/15/2048	161,060
8,856,492	Series 2015-NXS2-XA	0.92%	# I/O	07/15/2058	356,906
411,000	Series 2015-NXS4-C	4.75%	#	12/15/2048	423,881
2,757,803	Series 2016-C33-XA	1.97%	# I/O	03/15/2059	289,583
15,727,913	Series 2017-C38-XA	1.24%	# I/O	07/15/2050	1,245,775
3,144,989	Series 2017-RC1-XA	1.73%	# I/O	01/15/2060	327,581

	WF-RBS Commercial Mortgage Trust,
1,192,000	Series 2012-C6-D	5.77%	#^	04/15/2045	1,198,025
1,066,647	Series 2012-C9-D	4.96%	#^	11/15/2045	1,033,349
4,102,149	Series 2014-C21-XA	1.29%	# I/O	08/15/2047	225,424
5,034,349	Series 2016-NXS6-XA	1.80%	# I/O	11/15/2049	503,553

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $95,825,878)				95,033,561

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 23.2%

	ACE Securities Corporation Home Equity Loan Trust Series,
5,304,059	Series 2007-HE1-A2A (1 Month LIBOR USD + 0.09%)	1.33%		01/25/2037	3,774,617

	Ajax Mortgage Loan Trust,
1,633,819	Series 2015-B-A	3.88%	^ß	07/25/2060	1,638,006
4,022,637	Series 2016-1-A	4.25%	^ß	07/25/2047	4,006,927
3,543,540	Series 2016-C-A	4.00%	^ß	10/25/2057	3,541,861

	APS Resecuritization Trust,
8,158,951	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%)	1.79%	^	10/27/2046	5,939,947

	Banc of America Funding Corporation,
750,000	Series 2005-B-3M1 (1 Month LIBOR USD + 0.45%)	1.69%		04/20/2035	638,158

	Bear Stearns Alt-A Trust,
1,720,655	Series 2006-4-22A1	3.88%	#	08/25/2036	1,525,235

	Bear Stearns ARM Trust,
3,576,528	Series 2006-2-2A1	3.59%	#	07/25/2036	3,539,536

	Chase Mortgage Finance Trust Series,
3,288,713	Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%)	1.84%		06/25/2037	1,979,391

	CHL Mortgage Pass-Through Trust,
10,050,723	Series 2007-14-A19	6.00%		09/25/2037	9,339,182
8,034,533	Series 2007-9-A13	5.75%		07/25/2037	7,509,056
9,019,888	Series 2007-9-A1	5.75%		07/25/2037	8,538,774

	CIM Trust,
13,420,000	Series 2017-3RR-B2	16.78%	#^	01/27/2057	14,847,860

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Mortgage Loan Trust, Inc.,
4,312,982	Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%)	1.38%	^	09/25/2036	4,226,479
8,253,847	Series 2006-AR6-2A3 (1 Month LIBOR USD + 0.25%)	1.49%		09/25/2036	7,974,219

	CitiMortgage Alternative Loan Trust,
11,163,651	Series 2007-A5-1A1	6.00%		05/25/2037	10,548,792
1,812,537	Series 2007-A5-1A10	5.75%		05/25/2037	1,693,370

	Countrywide Alternative Loan Trust,
667,740	Series 2005-75CB-A3	5.50%		01/25/2036	602,157
827,194	Series 2006-23CB-2A2	6.50%		08/25/2036	573,057
609,421	Series 2007-15CB-A7	6.00%		07/25/2037	564,568
827,038	Series 2008-1R-2A3	6.00%		08/25/2037	682,740

	Countrywide Home Loans,
768,020	Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%)	3.46%		02/20/2036	687,059
513,239	Series 2007-14-A15	6.50%		09/25/2037	492,824
1,209,261	Series 2007-HY1-1A1	3.55%	#	04/25/2037	1,191,993

	Credit Suisse First Boston Mortgage Backed Trust,
448,646	Series 2006-2-A5A	6.08%	ß	09/25/2036	287,446

	Credit Suisse First Boston Mortgage Securities Corporation,
915,816	Series 2005-10-6A9	5.50%		11/25/2035	789,197
455,984	Series 2005-9-5A9	5.50%		10/25/2035	413,540

	Credit Suisse Mortgage Capital Certificates,
1,500,000	Series 2011-12R-3A5	3.20%	#^Þ	07/27/2036	1,454,511
402,000	Series 2011-5R-6A9	3.43%	#^	11/27/2037	405,391
3,287,188	Series 2015-RPL3-A1	3.75%	^ß	12/25/2056	3,299,325

	Credit Suisse Mortgage Trust,
3,970,858	Series 2017-1-A	4.50%	^	03/25/2021	4,036,839
2,165,107	Series 2017-3R-A	3.23%	#^	03/06/2047	2,159,651

	Deutsche Mortgage & Asset Receiving Corporation,
231,631	Series 2014-RS1-1A2	7.24%	#^Þ	07/27/2037	203,046

	Deutsche Securities, Inc.,
516,195	Series 2006-AB4-A1A	6.01%	#	10/25/2036	490,017

	Impac Secured Assets Trust,
1,119,202	Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%)	1.51%		02/25/2037	940,837

	IndyMac Mortgage Loan Trust,
3,165,551	Series 2004-AR4-3A	3.50%	#	08/25/2034	3,143,858
2,963,118	Series 2006-AR19-2A1	3.45%	#	08/25/2036	2,692,094
18,416,961	Series 2007-FLX6-1A1 (1 Month LIBOR USD + 0.25%)	1.49%		09/25/2037	17,806,361

	JP Morgan Mortgage Trust,
735,823	Series 2005-S3-1A2	5.75%		01/25/2036	638,741
1,195,650	Series 2007-A2-4A1M	3.48%	#	04/25/2037	1,137,976

	Lehman Mortgage Trust,
226,622	Series 2006-1-1A3	5.50%		02/25/2036	207,990

	MASTR Adjustable Rate Mortgages Trust,
252,168	Series 2006-2-2A1	3.56%	#	04/25/2036	235,220

	Merrill Lynch Alternative Note Asset Trust,
439,923	Series 2007-F1-2A7	6.00%		03/25/2037	360,954

	Merrill Lynch Mortgage Investors Trust,
998,839	Series 2006-AF1-AF2C	6.25%		08/25/2036	838,587

	Morgan Stanley Mortgage Loan Trust,
200,857	Series 2005-7-4A1	5.50%		11/25/2035	188,170
158,234	Series 2006-2-2A4	5.75%		02/25/2036	158,608
576,803	Series 2006-2-7A1	5.46%	#	02/25/2036	518,741
732,174	Series 2007-8XS-A1	5.75%	#	04/25/2037	542,711

	Morgan Stanley Resecuritization Trust,
10,968,612	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%)	1.79%	^	12/26/2046	8,786,908

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Nationstar HECM Loan Trust,
2,500,000	Series 2016-2A-M1	3.60%	#^	06/25/2026	2,505,875

	New Century Home Equity Loan Trust,
5,663,152	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%)	1.42%		05/25/2036	4,897,028

	Pretium Mortgage Credit Partners LLC,
7,466,583	Series 2017-NPL2-A1	3.25%	^ß	03/28/2057	7,487,188

	PRPM LLC,
3,592,785	Series 2017-1A-A1	4.25%	^ß	01/25/2022	3,605,856

	Residential Accredit Loans, Inc.,
352,613	Series 2006-QS10-A9	6.50%		08/25/2036	317,539
733,112	Series 2006-QS12-2A3	6.00%		09/25/2036	693,387

	Residential Asset Securitization Trust,
2,424,791	Series 2005-A15-5A2	5.75%		02/25/2036	1,927,607
491,559	Series 2006-A2-A11	6.00%		01/25/2046	377,053

	RFMSI Trust,
8,124,517	Series 2006-S8-A10	6.00%		09/25/2036	7,719,190

	Springleaf Mortgage Loan Trust,
750,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	749,463

	Structured Adjustable Rate Mortgage Loan Trust,
4,185,586	Series 2005-22-4A1	3.45%	#	12/25/2035	4,046,989

	TBW Mortgage Backed Pass Through,
14,083,462	Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%)	1.64%		07/25/2036	2,549,563
14,083,554	Series 2006-3-4A3 (1 Month LIBOR USD + 7.10%)	5.86%	I/F I/O	07/25/2036	4,405,079

	Towd Point Mortgage Trust,
2,499,493	Series 2015-2-1A13	2.50%	#^	11/25/2060	2,499,559

	Verus Securitization,
3,873,756	Series 2017-1A-A3	3.72%	^ß	01/25/2047	3,934,147

	VOLT LLC,
4,235,223	Series 2017-NPL1-A1	3.50%	^ß	02/25/2047	4,271,441
6,697,201	Series 2017-NPL7-A1	3.25%	^ß	04/25/2059	6,739,387
13,378,857	Series 2017-NPL8-A1	3.13%	^ß	06/25/2047	13,446,210

	Washington Mutual Mortgage Pass-Through Certificates,
1,216,919	Series 2006-2-4CB	6.00%		03/25/2036	1,177,519

	Wells Fargo Alternative Loan Trust,
1,026,992	Series 2007-PA5-1A1	6.25%		11/25/2037	1,000,507

	Wells Fargo Mortgage Backed Securities Trust,
206,373	Series 2007-2-1A15	5.75%		03/25/2037	204,059
114,599	Series 2007-3-1A4	6.00%		04/25/2037	114,797

	WinWater Mortgage Loan Trust,
1,908,021	Series 2016-1-2A3	3.00%	#^	12/20/2030	1,917,040

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $223,363,889)				224,379,010

US CORPORATE BONDS 5.5%
775,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	749,812
605,000	AK Steel Corporation	6.38%		10/15/2025	598,950
550,000	Albertson’s Holdings LLC	5.75%		03/15/2025	486,750
505,000	Alliant Holdings Intermediate LLC	8.25%	^	08/01/2023	535,194
200,000	Altice US Finance I Corporation	5.38%	^	07/15/2023	212,000
570,000	AMC Merger, Inc.	8.00%	^	05/15/2025	551,475
725,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	750,799
535,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	418,798

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	85

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
565,000	Ascend Learning LLC	6.88%	^	08/01/2025	597,487
535,000	Ashland, Inc.	4.75%		08/15/2022	566,431
550,000	Ashton Woods USA LLC	6.75%	^	08/01/2025	547,250
825,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	846,656
315,000	Avantor, Inc.	6.00%	^	10/01/2024	322,875
280,000	Avantor, Inc.	9.00%	^	10/01/2025	286,650
480,000	B&G Foods, Inc.	5.25%		04/01/2025	490,800
265,000	BlueLine Rental Finance Corporation	9.25%	^	03/15/2024	285,869
270,000	Burger King Restaurant Brands	5.00%	^	10/15/2025	276,075
380,000	BWAY Holding Company	5.50%	^	04/15/2024	397,575
265,000	Calpine Corporation	5.75%		01/15/2025	251,419
130,000	CB Escrow Corporation	8.00%	^	10/15/2025	131,300
445,000	CCO Holdings LLC	5.00%	^	02/01/2028	447,225
480,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	423,600
245,000	Centene Corporation	5.63%		02/15/2021	255,461
540,000	Centene Corporation	4.75%		01/15/2025	561,600
334,000	Cequel Communications Holdings LLC	6.38%	^	09/15/2020	341,932
345,000	Cheniere Corpus Christi Holdings LLC	5.13%	^	06/30/2027	357,075
280,000	Cheniere Energy Partners LP	5.25%	^	10/01/2025	287,000
240,000	CHS Community Health Systems, Inc.	6.25%		03/31/2023	237,900
545,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	534,100
405,000	CommScope, Inc.	5.00%	^	06/15/2021	416,644
265,000	Constellation Merger Sub, Inc.	8.50%	^	09/15/2025	261,025
580,000	CRC Issuer LLC	5.25%	^	10/15/2025	581,294
265,000	DAE Funding LLC	5.00%	^	08/01/2024	272,287
560,000	Delphi Jersey Holdings PLC	5.00%	^	10/01/2025	571,200
575,000	Diamond 1 Finance Corporation	7.13%	^	06/15/2024	635,475
145,000	DJO Finance, LLC	8.13%	^	06/15/2021	139,562
555,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	585,636
470,000	Embarq Corporation	8.00%		06/01/2036	479,400
795,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	827,794
390,000	Envision Healthcare Corporation	6.25%	^	12/01/2024	419,738
70,000	EP Energy LLC	9.38%		05/01/2020	58,625
521,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	539,886
295,000	Exterran Energy Solutions LP	8.13%	^	05/01/2025	306,062
410,000	First Data Corporation	7.00%	^	12/01/2023	438,823
415,000	First Data Corporation	5.75%	^	01/15/2024	435,750
415,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	431,600
145,000	Foresight Energy LLC	11.50%	^	04/01/2023	127,600
420,000	Frontier Communications Corporation	8.50%		04/15/2020	408,450
560,000	FTS International, Inc. (3 Month LIBOR USD + 7.50%)	8.82%	^	06/15/2020	569,100
302,000	FTS International, Inc.	6.25%		05/01/2022	277,840
825,000	Gannett Company, Inc.	4.88%	^	09/15/2021	847,687
455,000	Gates Global LLC	6.00%	^	07/15/2022	469,787
545,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	617,212
230,000	GLP Capital LP	5.38%		04/15/2026	251,562
240,000	Gray Television, Inc.	5.13%	^	10/15/2024	241,800
350,000	Gray Television, Inc.	5.88%	^	07/15/2026	361,375
365,000	GTT Communications, Inc.	7.88%	^	12/31/2024	388,725
630,000	Hexion, Inc.	10.38%	^	02/01/2022	607,950
820,000	Hilton Domestic Operating Company, Inc.	4.25%		09/01/2024	838,450
430,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	449,350
545,000	Informatica LLC	7.13%	^	07/15/2023	550,450
230,000	inVentiv Group Holdings, Inc.	7.50%	^	10/01/2024	256,450

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
15,000	JBS USA Finance, Inc.	7.25%	^	06/01/2021	15,375
530,000	JBS USA Finance, Inc.	7.25%	^	06/01/2021	543,250
305,000	KAR Auction Services, Inc.	5.13%	^	06/01/2025	317,962
530,000	Landry’s, Inc.	6.75%	^	10/15/2024	537,287
363,000	Level 3 Communications, Inc.	5.75%		12/01/2022	375,705
235,000	Levi Strauss & Company	5.00%		05/01/2025	248,806
205,000	LifePoint Health, Inc.	5.38%		05/01/2024	213,712
505,000	LTF Merger Sub, Inc.	8.50%	^	06/15/2023	539,087
555,000	MGM Growth Properties LP	4.50%	^	01/15/2028	561,272
350,000	Micron Technology, Inc.	5.25%	^	08/01/2023	366,800
780,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	840,450
605,000	MPT Operating Partnership LP	5.00%		10/15/2027	621,638
30,000	Multi-Color Corporation	4.88%	^	11/01/2025	30,450
320,000	Nationstar Capital Corporation	6.50%		07/01/2021	327,400
325,000	Navient Corporation	6.50%		06/15/2022	345,108
550,000	NCL Corporation Ltd.	4.75%	^	12/15/2021	572,000
550,000	New Red Finance, Inc.	4.25%	^	05/15/2024	553,438
335,000	Nexstar Escrow Corporation	5.63%	^	08/01/2024	347,563
555,000	NextEra Energy Operating Partners LP	4.50%	^	09/15/2027	566,794
550,000	NFP Corporation	6.88%	^	07/15/2025	559,625
280,000	NGL Energy Finance Corporation	7.50%		11/01/2023	280,000
535,000	NGL Energy Finance Corporation	6.13%		03/01/2025	500,225
140,000	Noble Holding International Ltd.	7.75%		01/15/2024	124,950
230,000	NRG Energy, Inc.	7.25%		05/15/2026	247,825
235,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	242,638
550,000	Peabody Securities Finance Corporation	6.00%	^	03/31/2022	569,938
125,000	PetSmart, Inc.	5.88%	^	06/01/2025	109,688
565,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	584,775
810,000	Pinnacle Entertainment, Inc.	5.63%		05/01/2024	832,275
545,000	Post Holdings, Inc.	5.50%	^	03/01/2025	566,800
500,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	553,030
290,000	Radiate Finance, Inc.	6.63%	^	02/15/2025	284,200
200,000	RegionalCare Hospital Partners Holdings, Inc.	8.25%	^	05/01/2023	211,250
300,000	Reynolds Group Issuer Inc.	7.00%	^	07/15/2024	320,063
440,000	Riverbed Technology, Inc.	8.88%	^	03/01/2023	420,750
340,000	Sanchez Energy Corporation	6.13%		01/15/2023	294,100
215,000	SBA Tower Trust	4.00%	^	10/01/2022	216,075
300,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	319,125
415,000	Select Medical Corporation	6.38%		06/01/2021	429,525
490,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	510,825
105,000	Sinclair Television Group, Inc.	5.63%	^	08/01/2024	108,019
394,000	Sirius XM Radio, Inc.	5.38%	^	07/15/2026	415,670
550,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	561,000
300,000	SM Energy Company	5.00%		01/15/2024	284,250
345,000	Solera Finance, Inc.	10.50%	^	03/01/2024	394,490
155,000	Station Casinos LLC	7.50%		03/01/2021	161,200
200,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	207,500
450,000	Surgery Center Holdings, Inc.	6.75%	^	07/01/2025	424,125
320,000	Tapstone Energy Finance Corporation	9.75%	^	06/01/2022	287,200
450,000	Team Health Holdings, Inc.	6.38%	^	02/01/2025	427,500
555,000	Tempo Acquisition Finance Corporation	6.75%	^	06/01/2025	561,938
145,000	Tenet Healthcare Corporation	8.13%		04/01/2022	147,900

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
125,000	THC Escrow Corporation	7.00%	^	08/01/2025	117,813
204,250	Transocean Proteus Ltd.	6.25%	^	12/01/2024	214,973
231,000	TreeHouse Foods, Inc.	6.00%	^	02/15/2024	248,036
400,000	Triumph Group, Inc.	7.75%	^	08/15/2025	422,000
135,000	United Continental Holdings, Inc.	4.25%		10/01/2022	136,181
435,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	442,613
210,000	Valeant Pharmaceuticals International, Inc.	7.00%	^	03/15/2024	224,175
550,000	Viking Cruises Ltd.	5.88%	^	09/15/2027	553,273
405,000	Vizient, Inc.	10.38%	^	03/01/2024	466,763
320,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	337,600
300,000	West Street Merger Sub, Inc.	6.38%	^	09/01/2025	300,000
160,000	Western Digital Corporation	7.38%	^	04/01/2023	175,680
570,000	Whiting Petroleum Corporation	5.00%		03/15/2019	573,021
445,000	Williams Partners LP	4.88%		03/15/2024	466,836
500,000	WMG Acquisition Corporation	6.75%	^	04/15/2022	526,875

	Total US Corporate Bonds (Cost $52,087,992)				52,703,057

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 0.4%

	Federal Home Loan Mortgage Corporation,
470,922	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%)	6.28%	^	07/25/2023	475,950
3,775,980	Series 3926-HS (1 Month LIBOR USD + 6.45%)	5.22%	I/F I/O	09/15/2041	569,904
647,152	Series 4390-NY	3.00%		06/15/2040	660,942
753,330	Series 4471-GA	3.00%		02/15/2044	762,442

	Federal Home Loan Mortgage Corporation Pass-Thru,
6,453,689	Series K722-X1	1.44%	# I/O	03/25/2023	375,723

	Federal National Mortgage Association,
1,256,271	Series 2015-59-A	3.00%		06/25/2041	1,275,021

	Total US Government / Agency Mortgage Backed Obligations (Cost $4,170,843)				4,119,982

US GOVERNMENT AND AGENCY OBLIGATIONS 4.2%
40,765,405	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2021	40,886,826

	Total US Government and Agency Obligations (Cost $41,111,391)				40,886,826

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
3,673	Amplify Energy Corporation*				37,648
1,224	Energy Gulf Coast, Inc. *				12,660
2,784	Frontera Energy Corporation*				97,447
756	SandRidge Energy, Inc.*				15,188

	Total Exchange Traded Funds and Common Stocks (Cost $683,940)				162,943

SHARES	SECURITY DESCRIPTION	RATE	MATURITY		VALUE $
AFFILIATED MUTUAL FUNDS 3.9%
3,541,853	DoubleLine Global Bond Fund (Class I)				37,260,294

	Total Affiliated Mutual Funds (Cost $35,950,000)				37,260,294

WARRANTS 0.0%

	Energy Gulf Coast, Inc.,
466	Expiration 12/30/2021, Strike Price $43.66 *				140

	Total Warrants (Cost $9,918)				140

SHORT TERM INVESTMENTS 11.1%
35,838,722	BlackRock Liquidity Funds FedFund - Institutional Shares		0.92%	◆	35,838,722
35,838,722	Fidelity Institutional Money Market Government Portfolio - Class I		0.91%	◆	35,838,722
35,838,721	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class		0.90%	◆	35,838,721

	Total Short Term Investments (Cost $107,516,165)				107,516,165

	Total Investments 101.7% (Cost $977,779,924)				984,135,559
	Liabilities in Excess of Other Assets (1.7)%				(16,835,330)

	NET ASSETS 100.0%				$967,300,229

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	23.2%
Collateralized Loan Obligations	13.0%
Foreign Corporate Bonds	12.4%
Short Term Investments	11.1%
Non-Agency Commercial Mortgage Backed Obligations	9.8%
Bank Loans	9.3%
US Corporate Bonds	5.5%
Asset Backed Obligations	4.6%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	4.3%
US Government and Agency Obligations	4.2%
Affiliated Mutual Funds	3.9%
US Government / Agency Mortgage Backed Obligations	0.4%
Exchange Traded Funds and Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	(1.7)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	87

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2017

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	23.2%
Collateralized Loan Obligations	13.0%
Short Term Investments	11.1%
Non-Agency Commercial Mortgage Backed Obligations	9.8%
Asset Backed Obligations	4.6%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	4.3%
US Government and Agency Obligations	4.2%
Banking	4.1%
Affiliated Mutual Funds	3.9%
Oil & Gas	3.8%
Telecommunications	2.1%
Technology	1.6%
Healthcare	1.5%
Transportation	1.1%
Media	1.0%
Hotels/Motels/Inns and Casinos	0.9%
Consumer Products	0.9%
Finance	0.8%
Utilities	0.7%
Business Equipment and Services	0.6%
Leisure	0.6%
Health Care Providers & Services	0.6%
Chemicals/Plastics	0.5%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Retailers (other than Food/Drug)	0.5%
Insurance	0.5%
Electronics/Electric	0.5%
Automotive	0.5%
Mining	0.4%
Food Products	0.4%
US Government / Agency Mortgage Backed Obligations	0.4%
Conglomerates	0.4%
Commercial Services	0.4%
Containers and Glass Products	0.4%
Building and Development (including Steel/Metals)	0.3%
Food/Drug Retailers	0.3%
Beverage and Tobacco	0.3%
Industrial Equipment	0.3%
Pulp & Paper	0.2%
Pharmaceuticals	0.2%
Energy	0.2%
Aerospace & Defense	0.2%
Real Estate	0.1%
Cosmetics/Toiletries	0.1%
Financial Intermediaries	0.1%
Construction	0.1%
Other Assets and Liabilities	(1.7)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $393,685,490 or 40.7% of net assets.

#	Variable rate security. Coupon is based on weighted average coupon of underlying collateral. Rate disclosed as of September 30, 2017.

†	Perpetual Maturity

I/O	Interest only security

P/O	Principal only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

*	Non-income producing security

♦	Seven-day yield as of September 30, 2017

ß	Step coupon bond. The interest rate shown is the rate in effect as of September 30, 2017.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

¥	Illiquid security

~	Represents less than 0.05% of net assets

Þ	Value was determined using significant unobservable inputs.

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2017 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at September 30, 2017	Value at September 30, 2017	Change in Unrealized for the Period Ended September 30, 2017	Dividend Income Earned in the Period Ended September 30, 2017	Net Realized Gain (Loss) in the Period Ended September 30, 2017
DoubleLine Global Bond Fund	$27,517,456	$8,400,000	$—	3,541,853	$37,260,294	$1,342,838	$236,206	$—

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 74.8%

BRAZIL 0.4%
300,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	313,500
600,000	OAS Investments GMBH	8.25%	Ω	10/19/2019	47,250
450,000	Petrobras Global Finance B.V.	6.13%		01/17/2022	484,875

					845,625

CHILE 11.6%
4,800,000	Banco del Estado de Chile	3.88%		02/08/2022	5,088,083
600,000	Banco Santander	3.88%		09/20/2022	631,539
1,200,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	1,305,482
1,573,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	1,679,545
600,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	635,473
2,000,000	Colbun S.A.	6.00%		01/21/2020	2,173,135
1,400,000	Corpbanca S.A.	3.88%		09/22/2019	1,447,099
2,245,000	E.CL S.A.	5.63%		01/15/2021	2,459,244
1,912,636	Guanay Finance Ltd.	6.00%		12/15/2020	1,970,015
1,800,000	Inversiones CMPC S.A.	4.75%		01/19/2018	1,804,778
2,220,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,327,451
2,120,000	Telefonica Chile S.A.	3.88%		10/12/2022	2,209,404

					23,731,248

CHINA 9.0%
3,500,000	CNOOC Finance Ltd.	2.63%		05/05/2020	3,518,541
1,080,000	CNOOC Finance Ltd.	3.88%		05/02/2022	1,130,864
3,000,000	CNPC General Capital Ltd.	2.75%		05/14/2019	3,020,809
2,200,000	CNPC General Capital Ltd.	3.95%		04/19/2022	2,311,922
1,020,000	Sinopec Group Overseas Development Ltd.	2.13%		05/03/2019	1,018,231
2,426,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	2,432,789
900,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	880,207
200,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	195,602
200,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	202,341
3,600,000	Tencent Holdings Ltd.	2.88%		02/11/2020	3,648,613

					18,359,919

COLOMBIA 3.0%
2,400,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	2,640,000
3,500,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	3,615,500

					6,255,500

COSTA RICA 1.0%
1,200,000	Banco de Costa Rica	5.25%		08/12/2018	1,221,720
720,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	732,290

					1,954,010

GUATEMALA 0.8%
1,500,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,559,955

					1,559,955

HONG KONG 2.4%
2,600,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	2,616,013
2,300,000	CK Hutchison International Ltd.	2.88%		04/05/2022	2,314,166

					4,930,179

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDIA 12.6%
4,200,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	4,281,274
3,270,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	3,507,402
1,500,000	Export-Import Bank of India	3.13%		07/20/2021	1,519,324
3,360,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	3,700,210
2,760,000	Oil India Ltd.	3.88%		04/17/2019	2,817,000
3,000,000	ONGC Videsh Ltd.	3.25%		07/15/2019	3,047,550
2,020,000	ONGC Videsh Ltd.	2.88%		01/27/2022	2,008,617
3,600,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,803,529
1,000,000	Reliance Holdings, Inc.	5.40%		02/14/2022	1,099,583

					25,784,489

ISRAEL 2.7%
2,976,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	3,060,518
2,400,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	2,456,400

					5,516,918

JAMAICA 0.4%
900,000	Digicel Ltd.	8.25%		09/30/2020	882,567

					882,567

MALAYSIA 4.8%
4,300,000	Axiata SPV2 BHD	3.47%		11/19/2020	4,410,020
900,000	IOI Investment BHD	4.38%		06/27/2022	941,059
4,520,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	4,560,987

					9,912,066

MEXICO 9.3%
500,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	535,363
3,900,000	America Movil SAB de C.V.	3.13%		07/16/2022	4,004,722
2,500,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year Constant Maturity Treasury Rate + 3.00%)	3.80%		08/11/2026	2,509,375
4,600,000	Banco Santander (5 Year Constant Maturity Treasury Rate + 4.58%)	5.95%		01/30/2024	4,818,500
500,000	Coca-Cola Femsa S.A.B. de C.V.	4.63%		02/15/2020	528,859
2,700,000	Comision Federal de Electricidad	4.88%		05/26/2021	2,889,000
2,500,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	2,678,805
900,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	900,000
297,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	308,880

					19,173,504

PANAMA 5.6%
3,341,506	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	3,679,834
2,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	2,050,000
200,000	Banistmo S.A.	3.65%	^	09/19/2022	200,700
3,461,410	ENA Norte Trust	4.95%		04/25/2023	3,617,173
2,200,000	Panama Metro Line SP	0.00%	^	12/05/2022	2,010,800

					11,558,507

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	89

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PERU 4.4%
3,000,000	Banco de Credito del Peru	5.38%		09/16/2020	3,277,500
3,600,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	3,962,160
500,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	513,250
331,390	Interoceanica Finance Ltd.	0.00%		11/30/2018	326,833
908,231	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	898,541

					8,978,284

SINGAPORE 6.8%
500,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + ..62%)	1.93%	^	07/25/2022	501,905
4,700,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	4,717,902
4,500,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	4,621,987
1,400,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	1,433,271
2,400,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	2,444,640
200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	198,155

					13,917,860

	Total Foreign Corporate Bonds (Cost $151,994,076)				153,360,631

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 23.4%

CHILE 3.7%
6,400,000	Chile Government International Bond	2.25%		10/30/2022	6,396,800
1,240,000	Chile International Government Bond	3.25%		09/14/2021	1,294,287

					7,691,087

COSTA RICA 0.8%
1,380,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,607,700

					1,607,700

DOMINICAN REPUBLIC 1.9%
898,974	Dominican Republic International Bond	9.04%		01/23/2018	920,513
2,600,000	Dominican Republic International Bond	7.50%		05/06/2021	2,899,000

					3,819,513

GUATEMALA 1.0%
1,800,000	Guatemala Government Bond	5.75%		06/06/2022	1,962,000

					1,962,000

INDONESIA 3.6%
660,000	Indonesia Government International Bond	6.13%		03/15/2019	698,808

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,000,000	Indonesia Government International Bond	4.88%		05/05/2021	3,238,956
3,360,000	Indonesia Government International Bond	3.70%		01/08/2022	3,489,998

					7,427,762

MALAYSIA 1.1%
2,050,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	2,213,959

					2,213,959

MEXICO 3.4%
4,200,000	Mexico Government International Bond	3.50%		01/21/2021	4,407,900
2,400,000	Mexico Government International Bond	3.63%		03/15/2022	2,521,200

					6,929,100

PANAMA 2.8%
5,400,000	Panama Government International Bond	5.20%		01/30/2020	5,807,700

					5,807,700

PHILIPPINES 2.9%
5,500,000	Philippine Government International Bond	4.00%		01/15/2021	5,847,056

					5,847,056

POLAND 2.2%
4,200,000	Republic of Poland Government International Bond	5.13%		04/21/2021	4,609,920

					4,609,920

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $47,333,987)				47,915,797

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.2%
12,734	Frontera Energy Corporation*				445,695

	Total Exchange Traded Funds and Common Stocks (Cost $2,337,448)				445,695

SHORT TERM INVESTMENTS 0.7%
495,061	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	◆		495,061
495,062	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	◆		495,062
495,062	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	◆		495,062

	Total Short Term Investments (Cost $1,485,185)				1,485,185

	Total Investments 99.1% (Cost $203,150,696)				203,207,308
	Other Assets in Excess of Liabilities 0.9%				1,803,272

	NET ASSETS 100.0%				$205,010,580

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	74.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	23.4%
Short Term Investments	0.7%
Exchange Traded Funds and Common Stocks	0.2%
Other Assets and Liabilities	0.9%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	23.4%
Banking	21.2%
Oil & Gas	21.1%
Transportation	9.9%
Utilities	6.2%
Telecommunications	5.9%
Pulp & Paper	3.7%
Conglomerates	2.4%
Media	2.1%
Consumer Products	1.8%
Short Term Investments	0.7%
Chemicals/Plastics	0.4%
Beverage and Tobacco	0.3%
Construction	0.0%	~
Other Assets and Liabilities	0.9%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Chile	15.3%
Mexico	12.7%
India	12.6%
China	9.0%
Panama	8.5%
Singapore	6.8%
Malaysia	5.9%
Peru	4.4%
Indonesia	3.6%
Colombia	3.3%
Philippines	2.9%
Israel	2.7%
Hong Kong	2.4%
Poland	2.2%
Dominican Republic	1.9%
Costa Rica	1.7%
Guatemala	1.7%
United States	0.7%
Jamaica	0.4%
Brazil	0.4%
Other Assets and Liabilities	0.9%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $9,472,484 or 4.6% of net assets.

◆	Seven-day yield as of September 30, 2017

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

†	Perpetual Maturity

*	Non-income producing security

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	91

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 79.7%

	Federal Home Loan Mortgage Corporation,
1,681,952	Series 4057-ZB	3.50%		06/15/2042	1,708,324
1,681,952	Series 4057-ZC	3.50%		06/15/2042	1,712,994
1,141,490	Series 4194-ZL	3.00%		04/15/2043	1,090,945
2,551,852	Series 4204-QZ	3.00%		05/15/2043	2,336,596
1,745,273	Series 4206-LZ	3.50%		05/15/2043	1,759,612
643,376	Series 4210-Z	3.00%		05/15/2043	604,671
339,892	Series 4226-GZ	3.00%		07/15/2043	323,203
2,450,675	Series 4390-NZ	3.00%		09/15/2044	2,277,526
2,171,774	Series 4417-PZ	3.00%		12/15/2044	2,007,492
2,899,003	Series 4420-CZ	3.00%		12/15/2044	2,686,354
2,133,286	Series 4440-ZD	2.50%		02/15/2045	1,868,730
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,065,587
2,150,191	Series 4461-LZ	3.00%		03/15/2045	1,996,281

	Federal National Mortgage Association,
2,100,000	Series 2012-128-UC	2.50%		11/25/2042	1,844,297
1,681,952	Series 2012-68-ZA	3.50%		07/25/2042	1,716,789
2,395,800	Series 2012-92-AZ	3.50%		08/25/2042	2,455,006
3,129,429	Series 2013-127-MZ	3.00%		12/25/2043	2,959,618
527,718	Series 2013-66-ZK	3.00%		07/25/2043	469,765
1,740,197	Series 2013-74-ZH	3.50%		07/25/2043	1,776,407
1,274,085	Series 2014-42-BZ	3.00%		07/25/2044	1,212,163
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,464,186
904,000	Series 2014-68-TD	3.00%		11/25/2044	879,663
2,538,859	Series 2014-80-DZ	3.00%		12/25/2044	2,383,678
918,969	Series 2014-80-KL	2.00%		05/25/2043	708,382
3,193,276	Series 2015-16-ZY	2.50%		04/25/2045	2,788,662
2,817,339	Series 2015-52-GZ	3.00%		07/25/2045	2,604,414

	Government National Mortgage Association,
536,234	Series 2013-180-LO	0.00%	P/O	11/16/2043	441,051
3,349,398	Series 2015-53-EZ	2.00%		04/16/2045	2,588,371
2,961,966	Series 2015-79-VZ	2.50%		05/20/2045	2,604,629
284,068	Series 2016-12-MZ	3.00%		01/20/2046	263,528

	Total US Government / Agency Mortgage Backed Obligations (Cost $50,314,207)				50,598,924

US GOVERNMENT AND AGENCY OBLIGATIONS 19.1%
3,850,000	Tennessee Valley Authority	5.38%		04/01/2056	5,266,194
2,700,000	Tennessee Valley Authority	4.63%		09/15/2060	3,267,760

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
300,000	Tennessee Valley Authority	4.25%		09/15/2065	340,513
1,327,573	United States Treasury Inflation Indexed Bonds	0.13%		07/15/2026	1,291,036
2,100,000	United States Treasury Notes	2.50%		02/15/2046	1,952,508

	Total US Government and Agency Obligations (Cost $12,035,631)				12,118,011

SHORT TERM INVESTMENTS 0.8%
173,101	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	◆		173,101
173,101	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	◆		173,101
173,101	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	◆		173,101

	Total Short Term Investments (Cost $519,303)				519,303

	Total Investments 99.6% (Cost $62,869,141)				63,236,238
	Other Assets in Excess of Liabilities 0.4%				282,580

	NET ASSETS 100.0%				$63,518,818

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	79.7%
US Government and Agency Obligations	19.1%
Short Term Investments	0.8%
Other Assets and Liabilities	0.4%

100.0%

P/O	Principal only security

◆	Seven-day yield as of September 30, 2017

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 101.5%
1,882,491	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	◆		1,882,491
1,882,491	Dreyfus Government Cash Management - Institutional Shares	0.92%	◆		1,882,491
6,000,000	United States Treasury Bills	0.00%		10/19/2017	5,997,422
8,400,000	United States Treasury Bills	0.00%		10/26/2017	8,394,778

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,500,000	United States Treasury Bills	0.00%	‡	12/07/2017	11,479,336

	Total Short Term Investments (Cost $29,633,899)				29,636,518

	Total Investments 101.5% (Cost $29,633,899)				29,636,518
	Liabilities in Excess of Other Assets (1.5)%				(434,091)

	NET ASSETS 100.0%				$29,202,427

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	101.5%
Other Assets and Liabilities	(1.5)%

100.0%

◆	Seven-day yield as of September 30, 2017

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

‡	All or a portion of this security has been pledged as collateral in connection with swaps.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Long Commodity Basket Swap[f]	Bank of America Merrill Lynch	Long	0.20%	Termination	10/02/2017	4,400,000	$93,591
Commodity Beta Basket Swap[g]	Bank of America Merrill Lynch	Long	0.23%	Termination	10/02/2017	20,810,000	(381,757)
Commodity Beta Basket Swap[g]	Bank of America Merrill Lynch	Long	0.23%	Termination	11/01/2017	80,000	—
Short Commodity Basket Swap[y]	Bank of America Merrill Lynch	Short	(0.00)%	Termination	10/02/2017	(4,400,000)	(53,202)

							$(341,368)

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

f	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2017, the constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Gas Oil Index ER	SG2MGOP	0.37	$24	21.1%
S&P GSCI 2 Month Forward Heating Oil Index ER	SG2MHOP	0.08	23	20.7%
S&P GSCI 2 Month Forward Unleaded Gasoline Index ER	SG2MHUP	0.04	23	20.3%
S&P GSCI 2 Month Forward Zinc Index ER	SG2MIZP	0.14	22	19.4%
S&P GSCI 2 Month Forward Copper Index ER	SG2MICP	0.05	20	18.5%

			$112	100.0%

g	Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At September 30, 2017, the constituents and their weightings were as follows:

Index	Ticker	Contract Value d	Value of Index	Weightings
Electrolytic Copper Future	LP1	0.19	$90	21.9%
Soybean Future	S1	0.25	74	18.0%
Nickel Future	LN1	0.26	58	14.3%
Brent Crude Future	CO1	0.10	40	9.9%
Crude Oil Future	CL1	0.10	38	9.3%
Live Cattle Future	LC1	0.13	24	5.8%
Low Sulphur Gas Oil Future	QS1	0.12	23	5.5%
Gasoline RBOB Future	XB1	0.07	20	5.0%
Cotton No. 2 Future	CT1	0.32	15	3.7%
Sugar No. 11 Future	SB1	0.09	14	3.4%
NY Harbor ULSD Heating Oil Future	HO1	0.10	14	3.2%

			$410	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	93

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated) (Cont.)	(Unaudited) September 30, 2017

y	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2017, the constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Crude Oil Index ER	SG2MCLP	0.07	$20	21.1%
S&P GSCI 2 Month Forward Wheat Index ER	SG2MWHP	1.56	19	20.1%
S&P GSCI 2 Month Forward Kansas Wheat Index ER	SG2MKWP	0.57	19	19.9%
S&P GSCI 2 Month Forward Coffee Index ER	SG2MKCP	1.33	19	19.6%
S&P GSCI 2 Month Forward Natural Gas Index ER	SG2MNGP	1.12	18	19.3%

			$95	100.0%

d	Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Global Bond Fund	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 68.9%
AUSTRALIA 3.5%
10,150,000	AUD	Australia Government Bond	1.75%		11/21/2020	7,867,377
16,500,000	AUD	Australia Government Bond	3.25%		04/21/2025	13,447,669

						21,315,046

BELGIUM 4.1%
7,450,000	EUR	Kingdom of Belgium Government Bond	0.80%	^	06/22/2025	9,086,764
13,100,000	EUR	Kingdom of Belgium Government Bond	1.00%	^	06/22/2026	16,074,649

						25,161,413

CANADA 3.0%
7,300,000	CAD	Canadian Government Bond	2.75%		06/01/2022	6,118,485
12,000,000	CAD	Canadian Government Bond	1.50%		06/01/2023	9,442,565
3,240,000	CAD	Canadian Government Bond	2.25%		06/01/2025	2,639,779

						18,200,829

CZECH REPUBLIC 4.6%
355,000,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	16,121,580
200,000,000	CZK	Czech Republic Government Bond	5.70%		05/25/2024	12,212,702

						28,334,282

FRANCE 3.5%
16,315,000	EUR	French Republic Government Bond	0.25%		11/25/2026	18,573,454
2,600,000	EUR	French Republic Government Bond	1.00%		05/25/2027	3,146,040

						21,719,494

GERMANY 2.0%
6,500,000	EUR	Bundesrepublik Deutschland	0.50%		02/15/2026	7,862,326
3,750,000	EUR	Bundesrepublik Deutschland	0.00%		08/15/2026	4,314,570

						12,176,896

HUNGARY 2.1%
3,100,000,000	HUF	Hungary Government Bond	3.50%		06/24/2020	12,777,149

						12,777,149

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
IRELAND 5.2%
9,925,000	EUR	Ireland Government Bond	5.40%	03/13/2025	15,927,484
13,100,000	EUR	Ireland Government Bond	1.00%	05/15/2026	15,830,176

					31,757,660

ISRAEL 4.1%
29,450,000	ILS	Israel Government Bond	4.25%	03/31/2023	10,000,653
52,925,000	ILS	Israel Government Bond	1.75%	08/31/2025	15,281,742

					25,282,395

JAPAN 18.8%
700,000,000	JPY	Japan Government Ten Year Bond	0.60%	06/20/2024	6,488,112
1,210,000,000	JPY	Japan Government Ten Year Bond	0.40%	06/20/2025	11,099,224
1,287,500,000	JPY	Japan Government Ten Year Bond	0.40%	09/20/2025	11,815,537
332,000,000	JPY	Japan Government Ten Year Bond	0.30%	12/20/2025	3,021,745
1,650,000,000	JPY	Japan Government Ten Year Bond	0.10%	12/20/2026	14,751,990
1,385,000,000	JPY	Japan Government Twenty Year Bond	2.20%	09/20/2027	14,912,976
1,495,000,000	JPY	Japan Government Twenty Year Bond	2.10%	12/20/2027	16,014,509
1,305,000,000	JPY	Japan Government Twenty Year Bond	1.50%	06/20/2034	13,632,550
1,300,000,000	JPY	Japan Government Twenty Year Bond	1.30%	06/20/2035	13,190,416
1,075,000,000	JPY	Japan Government Twenty Year Bond	1.20%	09/20/2035	10,750,163

					115,677,222

MEXICO 2.8%
314,300,000	MXN	Mexican Bonos	6.50%	06/09/2022	17,127,883

					17,127,883

NEW ZEALAND 3.3%
8,000,000	NZD	New Zealand Government Bond	3.00%	04/15/2020	5,908,005

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	95

Schedule of Investments DoubleLine Global Bond Fund (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,875,000	NZD	New Zealand Government Bond	5.50%		04/15/2023	3,224,773
15,750,000	NZD	New Zealand Government Bond	2.75%		04/15/2025	11,330,098

						20,462,876

PERU 1.0%
18,500,000	PEN	Peruvian Government International Bond - GDN	7.84%	^	08/12/2020	6,315,944

						6,315,944

POLAND 3.0%
67,600,000	PLN	Republic of Poland Government Bond	1.50%		04/25/2020	18,308,874

						18,308,874

PORTUGAL 3.7%
14,200,000	EUR	Portugal Obrigacoes do Tesouro OT	2.20%	^	10/17/2022	17,839,671
3,700,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	^	10/15/2025	4,661,405

						22,501,076

SPAIN 4.2%
7,550,000	EUR	Spain Government Bond	5.85%	^	01/31/2022	11,106,736
10,900,000	EUR	Spain Government Bond	2.75%	^	10/31/2024	14,499,190

						25,605,926

		Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $401,078,766)				422,724,965

US GOVERNMENT AND AGENCY OBLIGATIONS 23.1%

UNITED STATES 23.1%
11,500,000	USD	United States Treasury Notes	0.75%		04/30/2018	11,467,386
6,000,000	USD	United States Treasury Notes	1.38%		04/30/2020	5,969,766
6,000,000	USD	United States Treasury Notes	1.63%		06/30/2020	6,004,687
7,000,000	USD	United States Treasury Notes	1.38%		08/31/2020	6,951,465
6,750,000	USD	United States Treasury Notes	1.50%		01/31/2022	6,647,695
7,500,000	USD	United States Treasury Notes	1.75%		04/30/2022	7,452,246
9,000,000	USD	United States Treasury Notes	1.88%		08/31/2022	8,975,039
8,700,000	USD	United States Treasury Notes	2.00%		11/30/2022	8,714,953
6,000,000	USD	United States Treasury Notes	2.25%		01/31/2024	6,051,211
8,100,000	USD	United States Treasury Notes	2.50%		05/15/2024	8,282,725
9,200,000	USD	United States Treasury Notes	2.38%		08/15/2024	9,327,578
13,000,000	USD	United States Treasury Notes	2.00%		02/15/2025	12,819,727

PRINCIPAL AMOUNT $/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,000,000	USD	United States Treasury Notes	2.00%		08/15/2025	9,826,367
13,500,000	USD	United States Treasury Notes	1.63%		02/15/2026	12,831,064
11,500,000	USD	United States Treasury Notes	2.00%		11/15/2026	11,203,740
9,100,000	USD	United States Treasury Notes	2.88%		05/15/2043	9,169,139

						141,694,788

		Total US Government and Agency Obligations (Cost $142,113,874)				141,694,788

SHORT TERM INVESTMENTS 6.9%
14,185,110		BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	◆		14,185,110
14,185,109		Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	◆		14,185,109
14,185,109		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	◆		14,185,109

		Total Short Term Investments (Cost $42,555,328)				42,555,328

		Total Investments 98.9% (Cost $585,747,968)				606,975,081
		Other Assets in Excess of Liabilities 1.1%				6,566,399

		NET ASSETS 100.0%				$613,541,480

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	68.9%
US Government and Agency Obligations	23.1%
Short Term Investments	6.9%
Other Assets and Liabilities	1.1%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	30.0%
Japan	18.8%
Ireland	5.2%
Czech Republic	4.6%
Spain	4.2%
Israel	4.1%
Belgium	4.1%
Portugal	3.7%
France	3.5%
Australia	3.5%
New Zealand	3.3%
Poland	3.0%
Canada	3.0%
Mexico	2.8%
Hungary	2.1%
Germany	2.0%
Peru	1.0%
Other Assets and Liabilities	1.1%

100.0%

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $79,584,359 or 13.0% of net assets.

GDN	Global Depositary Note

◆	Seven-day yield as of September 30, 2017

AUD	Australian Dollar

EUR	Euro

CZK	Czech Republic Koruna

CAD	Canadian Dollar

HUF	Hungarian Forint

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Sol

PLN	Polish Zloty

USD	US Dollar

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Sold		Value	Currency to be Purchased		Value	Unrealized Appreciation (Depreciation)
10/10/2017	Goldman Sachs	9,650,000	AUD	$7,568,506	7,687,595	USD	$7,687,595	$119,089
10/10/2017	Goldman Sachs	155,000,000	CZK	7,054,981	7,098,578	USD	7,098,578	43,597
10/10/2017	Goldman Sachs	12,625,000	NZD	9,117,017	9,098,737	USD	9,098,737	(18,280)
10/16/2017	Bank of America Merrill Lynch	23,150,000	PLN	6,343,966	6,438,382	USD	6,438,382	94,416
10/31/2017	Goldman Sachs	18,300,000	EUR	21,666,719	21,530,426	USD	21,530,426	(136,293)

				$51,751,189			$51,853,718	$102,529

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	97

Schedule of Investments DoubleLine Infrastructure Income Fund	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 33.2%

	Blackbird Capital Aircraft Lease Securitization Ltd.,
6,229,167	Series 2016-1A-B	5.68%	ß^	12/16/2041	6,293,825

	CAL Funding Ltd.,
2,134,000	Series 2013-1A-A	3.35%	^	03/27/2028	2,116,124

	Castlelake Aircraft Securitization Trust,
2,274,232	Series 2015-1A-A	4.70%	^	12/15/2040	2,305,825
9,542,684	Series 2016-1-A	4.45%		08/15/2041	9,640,678
7,888,800	Series 2017-1-A	3.97%		07/15/2042	7,896,334

	CLI Funding LLC,
250,980	Series 2013-1A-NOTE	2.83%	^	03/18/2028	248,702
1,887,433	Series 2013-2A-NOTE	3.22%	^	06/18/2028	1,885,220
926,293	Series 2014-1A-A	3.29%	^	06/18/2029	925,098
4,743,323	Series 2014-2A-A	3.38%	^	10/18/2029	4,743,834
4,816,454	Series 2017-1A-A	3.62%	^	05/18/2042	4,841,681

	Eagle Ltd.,
1,250,000	Series 2014-1A-A1	2.57%	^	12/15/2039	1,240,899

	ECAF Ltd.,
2,585,141	Series 2015-1A-A1	3.47%	^	06/15/2040	2,559,641

	Element Rail Leasing LLC,
2,050,000	Series 2014-1A-A2	3.67%	^	04/19/2044	2,058,315
7,065,349	Series 2016-1A-A2	5.05%	^	03/19/2046	7,500,646

	Falcon Aerospace Ltd.,
14,416,500	Series 2017-1-A	4.58%	^	02/15/2042	14,747,229

	Global SC Finance SRL,
3,070,833	Series 2013-1A-A	2.98%	^	04/17/2028	3,046,551
85,120	Series 2013-2A-A	3.67%	^	11/17/2028	85,883
3,734,417	Series 2014-1A-A1	3.19%	^	07/17/2029	3,711,044

	Harbour Aircraft Investments Ltd.,
5,386,543	Series 2016-1-A	4.70%		07/15/2041	5,526,959

	Helios Issuer LLC,
14,668,144	Series 2017-1A-A	4.94%	^	09/20/2049	14,873,412

	HERO Funding Trust,
68,250	Series 2015-2A-A	3.99%	^	09/20/2040	70,232
2,017,984	Series 2016-3A-A2	3.91%	^	09/20/2042	2,084,830
4,518,592	Series 2016-4A-A2	4.29%	^	09/20/2047	4,778,352

	InSite Issuer LLC,
2,250,000	Series 2016-1A-B	4.56%	^	11/15/2046	2,222,263

	Mosaic Solar Loans LLC,
12,604,835	Series 2017-1A-A	4.45%	^	06/20/2042	12,770,325

	NP SPE II LLC,
220,200	Series 2016-1A-A1	4.16%	^	04/20/2046	225,940

	Shenton Aircraft Investment Ltd.,
255,524	Series 2015-1A-A	4.75%	^	10/15/2042	264,864

	TAL Advantage LLC,
215,833	Series 2013-2A-A	3.55%	^	11/20/2038	215,726
707,117	Series 2014-1A-A	3.51%	^	02/22/2039	707,563
1,058,749	Series 2014-1A-B	4.10%	^	02/22/2039	1,028,249
21,301,442	Series 2017-1A-A	4.50%	^	04/20/2042	22,112,443

	Textainer Marine Containers Ltd.,
6,727,700	Series 2017-1A-A	3.72%	^	05/20/2042	6,814,919

	Thunderbolt Aircraft Lease Ltd.,
8,785,714	Series 2017-A-A	4.21%	ß^	05/17/2032	8,952,801

	Trinity Rail Leasing LLC,
4,257,548	Series 2010-1A-A	5.19%	^	10/16/2040	4,473,391

	Trip Rail Master Funding LLC,
3,628,155	Series 2017-1A-A1	2.71%	^	08/15/2047	3,641,204

	Triton Container Finance LLC,
4,883,127	Series 2017-1A-A	3.52%	^	06/20/2042	4,868,189
1,984,776	Series 2017-1A-A	3.62%	^	08/20/2042	1,984,881

	Total Asset Backed Obligations (Cost $170,546,290)				173,464,072

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 24.8%
2,141,830	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	2,377,431
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	^	07/30/2027	3,635,374
7,664,462	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	8,440,488
10,500,000	APT Pipelines Ltd.	4.25%	^	07/15/2027	10,819,205
771,000	Canadian Pacific Railway Company	2.90%		02/01/2025	768,226
4,500,000	Celeo Redes Operacion Chile S.A.	5.20%	^	06/22/2047	4,567,500
2,520,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,614,324
10,652,000	Empresa de Transporte de Pasajeros Metro S.A.	5.00%	^	01/25/2047	11,741,061
10,261,825	Energia Eolica S.A.	6.00%	¥Þ	08/30/2034	10,505,544
3,174,588	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	3,499,983
235,504	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	259,643
4,000,000	Fideicomiso P.A. Costera	6.75%	^¥	01/15/2034	4,220,000
5,023,500	GNL Quintero S.A.	4.63%		07/31/2029	5,268,396
3,489,734	Interoceanica Finance Ltd.	0.00%	^	11/30/2025	3,001,171
8,026,396	Interoceanica Finance Ltd.	0.00%		11/30/2025	6,902,701
3,640,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	3,953,040
8,600,000	Korea Expressway Corporation (3 Month LIBOR USD + 0.70%)	2.01%	^	04/20/2020	8,593,763
6,500,000	Lima Metro Finance Ltd.	5.88%	^	07/05/2034	7,182,500
1,450,000	Lima Metro Finance Ltd.	5.88%		07/05/2034	1,602,250
13,050,000	Mexico City Airport Trust	4.25%	^	10/31/2026	13,441,500
4,850,000	Panama Metro Line SP	0.00%	^	12/05/2022	4,432,900
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	^	04/30/2025	4,210,786
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	2,469,950
840,000	Transelec S.A.	4.63%	^	07/26/2023	900,322
500,000	Transelec S.A.	4.25%	^	01/14/2025	521,169
3,500,000	Transelec S.A.	3.88%	^	01/12/2029	3,500,000

	Total Foreign Corporate Bonds (Cost $125,932,605)				129,429,227

US CORPORATE BONDS 32.7%
3,865,000	Ameren Corporation	3.65%		02/15/2026	3,967,900
6,860,000	American Electric Power Company, Inc.	2.95%		12/15/2022	7,002,455
11,250,000	American Tower Corporation	4.40%		02/15/2026	11,913,348
700,000	American Tower Corporation	3.38%		10/15/2026	692,979
474,000	American Transmission Systems, Inc.	5.25%	^	01/15/2022	521,050
7,515,000	American Water Capital Corporation	3.40%		03/01/2025	7,769,254

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	Commonwealth Edison Company	4.35%		11/15/2045	2,705,551
2,500,000	Connecticut Light & Power Company	3.20%		03/15/2027	2,524,366
3,557,000	Crown Castle International Corporation	3.70%		06/15/2026	3,587,721
5,250,000	Crown Castle International Corporation	3.65%		09/01/2027	5,255,629
9,000,000	Digital Realty Trust LP	3.70%		08/15/2027	9,106,783
175,000	DTE Energy Company	2.85%		10/01/2026	168,054
8,000,000	DTE Energy Company	3.80%		03/15/2027	8,252,581
700,000	Duke Energy Corporation	3.15%		08/15/2027	695,096
6,250,000	Duke Energy Florida LLC	3.20%		01/15/2027	6,324,523
8,655,000	Duquesne Light Holdings, Inc.	3.62%	^	08/01/2027	8,609,062
8,635,000	Eversource Energy	2.80%		05/01/2023	8,709,795
7,266,000	Exelon Corporation	3.40%		04/15/2026	7,316,623
10,000,000	ITC Holdings Corporation	3.25%		06/30/2026	9,901,704
3,730,000	Metropolitan Edison Company	4.00%	^	04/15/2025	3,838,144
7,069,000	NextEra Energy Capital Holdings, Inc.	3.63%		06/15/2023	7,328,758
100,000	Oglethorpe Power Corporation	4.25%		04/01/2046	98,046
7,220,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	7,219,216
245,000	SBA Tower Trust	2.24%	^	04/10/2018	244,951
2,500,000	SBA Tower Trust	2.88%	^	07/09/2021	2,536,125
8,050,000	SBA Tower Trust	3.17%	^	04/11/2022	8,050,791
7,350,000	Sierra Pacific Power Company	2.60%		05/01/2026	7,115,923
7,250,000	Sunoco Logistics Partners Operations LP	3.90%		07/15/2026	7,202,931
2,000,000	Union Pacific Corporation	2.75%		03/01/2026	1,977,906
4,950,000	Union Pacific Corporation	3.00%		04/15/2027	4,983,639
7,952,000	Virginia Electric & Power Company	3.50%		03/15/2027	8,259,164
6,417,000	Xcel Energy, Inc.	3.30%		06/01/2025	6,524,422

	Total US Corporate Bonds (Cost $169,858,210)				170,404,490

US GOVERNMENT AND AGENCY OBLIGATIONS 1.9%
10,000,000	United States Treasury Notes	2.00%		06/30/2024	9,908,008

	Total US Government and Agency Obligations (Cost $9,907,813)				9,908,008

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 7.1%
12,335,327	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	♦		12,335,327
12,335,328	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	♦		12,335,328
12,335,327	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	♦		12,335,327

	Total Short Term Investments (Cost $37,005,982)				37,005,982

	Total Investments 99.7% (Cost $513,250,900)				520,211,779
	Other Assets in Excess of Liabilities 0.3%				1,501,548

	NET ASSETS 100.0%				$521,713,327

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	33.2%
US Corporate Bonds	32.7%
Foreign Corporate Bonds	24.8%
Short Term Investments	7.1%
US Government and Agency Obligations	1.9%
Other Assets and Liabilities	0.3%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	33.2%
Utilities	23.4%
Transportation	16.8%
Energy	7.3%
Short Term Investments	7.1%
Telecommunications	6.1%
Oil & Gas	2.2%
US Government and Agency Obligations	1.9%
Real Estate	1.7%
Other Assets and Liabilities	0.3%

100.0%

ß	Step coupon bond. The interest rate shown is the rate in effect as of September 30, 2017.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $267,504,772 or 51.3% of net assets.

¥	Illiquid security

♦	Seven-day yield as of September 30, 2017

Þ	Value was determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	99

Schedule of Investments DoubleLine Ultra Short Bond Fund	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 16.6%
250,000	Australia and New Zealand Banking Group Ltd. (3 Month LIBOR USD + 0.66%)	1.99%	^	09/23/2019	251,956
1,750,000	Australia and New Zealand Banking Group Ltd. (3 Month LIBOR USD + 0.50%)	1.82%	^	08/19/2020	1,757,342
1,300,000	Bank of Montreal (3 Month LIBOR USD + 0.44%)	1.76%		06/15/2020	1,303,472
3,500,000	Bank of Nova Scotia (3 Month LIBOR USD + 0.20%)	1.51%		11/09/2018	3,499,802
250,000	BP Capital Markets PLC	1.38%		11/06/2017	249,969
2,000,000	Canadian Imperial Bank of Commerce	1.64%		10/05/2020	2,002,639
1,475,000	Credit Suisse AG	1.75%		01/29/2018	1,476,225
2,000,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.51%)	1.82%	^	05/22/2020	2,009,302
1,750,000	National Bank of Canada (3 Month LIBOR USD + 0.56%)	1.87%		06/12/2020	1,757,951
155,000	Royal Bank of Canada (3 Month LIBOR USD + 0.70%)	2.02%		03/22/2018	155,134
250,000	Sumitomo Mitsui Banking Corporation (3 Month LIBOR USD + 0.54%)	1.85%		01/11/2019	251,098
2,000,000	UBS AG (3 Month LIBOR USD + 0.58%)	1.90%	^	06/08/2020	2,008,798
250,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.56%)	1.88%		08/19/2019	251,543

	Total Foreign Corporate Bonds (Cost $16,936,336)				16,975,231

US CORPORATE BONDS 26.1%
250,000	American Express Credit Corporation (3 Month LIBOR USD + 0.61%)	1.92%		07/31/2018	250,987
1,700,000	American Express Credit Corporation (3 Month LIBOR USD + 0.55%)	1.87%		03/18/2019	1,710,603
1,215,000	Anheuser-Busch InBev Finance, Inc.	1.25%		01/17/2018	1,214,446
1,950,000	BB&T Corporation (3 Month LIBOR USD + 0.57%)	1.89%		06/15/2020	1,962,245
2,475,000	BMW Capital LLC (3 Month LIBOR USD + 0.41%)	1.73%	^	09/13/2019	2,489,347
2,100,000	Caterpillar Financial Services Corporation (3 Month LIBOR USD + 0.28%)	1.60%		03/22/2019	2,103,595
1,400,000	Citibank N.A. (3 Month LIBOR USD + 0.50%)	1.81%		06/12/2020	1,407,236
3,750,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.53%)	1.84%	^	05/05/2020	3,765,924
350,000	JP Morgan Chase & Company (3 Month LIBOR USD + 0.55%)	1.86%		04/25/2018	350,939
1,500,000	JP Morgan Chase & Company (3 Month LIBOR USD + 0.63%)	1.94%		01/28/2019	1,508,945
2,000,000	Metropolitan Life Global Funding (3 Month LIBOR USD + 0.40%)	1.71%	^	06/12/2020	2,010,119

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	New York Life Global Funding (3 Month LIBOR USD + 0.27%)	1.57%	^	04/09/2020	1,504,628
250,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 1.01%)	2.33%	^	03/08/2019	252,820
1,800,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 0.58%)	1.88%	^	01/13/2020	1,811,597
2,025,000	Oracle Corporation	5.75%		04/15/2018	2,070,073
250,000	Toyota Motor Credit Corporation (3 Month LIBOR USD + 0.26%)	1.56%		04/17/2020	250,842
2,100,000	Wells Fargo & Company (3 Month LIBOR USD + 0.46%)	1.77%		04/22/2019	2,107,108

	Total US Corporate Bonds (Cost $26,729,125)				26,771,454

SHORT TERM INVESTMENTS 59.2%

COMMERCIAL PAPER 55.3%
1,500,000	American Honda Finance Corporation	0.00%		12/06/2017	1,496,682
500,000	American Honda Finance Corporation	0.00%		12/15/2017	498,728
2,000,000	AMRO Funding LLC	0.00%	^	04/02/2018	1,985,097
2,000,000	Apple, Inc.	0.00%	^	01/16/2018	1,992,673
2,500,000	Arkansas Electricity Cooperative Corporation	0.00%	^	10/10/2017	2,499,099
1,400,000	Atmos Energy Corporation	0.00%	^	10/04/2017	1,399,772
2,000,000	BASF Chemicals Company	0.00%	^	12/20/2017	1,994,538
2,000,000	Bristol Myers Squibb Company	0.00%	^	10/23/2017	1,998,532
750,000	Cisco Systems, Inc.	0.00%	^	10/25/2017	749,403
1,750,000	Coca Cola Company	0.00%	^	12/12/2017	1,745,852
250,000	Coca Cola Company	0.00%	^	12/13/2017	249,398
1,750,000	Coca Cola Company	0.00%	^	04/11/2018	1,737,288
3,000,000	Commonwealth Bank of Australia	0.00%	^	11/03/2017	2,996,535
3,500,000	GE Capital Treasury Services LLC	0.00%		10/19/2017	3,497,779
250,000	GE Capital Treasury Services LLC	0.00%		12/08/2017	249,416
2,000,000	Hershey Company	0.00%	^	10/23/2017	1,998,492
1,000,000	Honeywell International, Inc.	0.00%	^	10/11/2017	999,626
1,875,000	Macquarie Bank Ltd.	0.00%	^	07/19/2018	1,850,415
1,265,000	Microsoft Corporation	0.00%	^	01/10/2018	1,260,650
3,500,000	Nestle Capital Corporation	0.00%	^	02/02/2018	3,484,798
2,750,000	Pfizer, Inc.	0.00%	^	11/15/2017	2,745,993
1,500,000	Philip Morris International, Inc.	0.00%	^	12/27/2017	1,495,350
3,500,000	Province of British Colombia Canada	0.00%		11/01/2017	3,496,448
2,000,000	QUALCOMM, Inc.	0.00%	^	10/26/2017	1,998,256
2,000,000	Siemens Capital Company LLC	0.00%	^	03/29/2018	1,986,867
2,000,000	Simon Property Group LP	0.00%	^	12/14/2017	1,994,781
1,750,000	Sumitomo Mitsui Banking Corporation	0.00%	^	05/08/2018	1,734,928
3,500,000	Toyota Motor Credit Corporation	0.00%		02/02/2018	3,483,340
1,000,000	Wal-Mart Stores, Inc.	0.00%	^	10/30/2017	999,048
500,000	Walt Disney Company	0.00%	^	11/17/2017	499,219
1,500,000	Walt Disney Company	0.00%	^	12/11/2017	1,496,408

					56,615,411

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MONEY MARKET FUNDS 2.4%
805,698	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	◆		805,698
805,698	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	◆		805,698
805,698	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	◆		805,698

					2,417,094

US TREASURY BILLS 1.5%
500,000	United States Treasury Bills	0.00%		10/12/2017	499,873
700,000	United States Treasury Bills	0.00%		12/14/2017	698,648
350,000	United States Treasury Bills	0.00%		02/01/2018	348,739

					1,547,260

	Total Short Term Investments (Cost $60,581,775)				60,579,765

	Total Investments 101.9% (Cost $104,247,236)				104,326,450
	Liabilities in Excess of Other Assets (1.9)%				(1,941,193)

	NET ASSETS 100.0%				$102,385,257

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Commercial Paper	55.3%
US Corporate Bonds	26.1%
Foreign Corporate Bonds	16.6%
Money Market Funds	2.4%
US Treasury Bills	1.5%
Other Assets and Liabilities	(1.9)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	37.2%
Automotive	13.7%
Technology	7.9%
Beverage and Tobacco	6.3%
Pharmaceuticals	4.6%
Electronics/Electric	3.8%
Finance	3.7%
Insurance	3.4%
Food/Drug Retailers	3.4%
Conglomerate	2.9%
Money Market Funds	2.4%
Construction	2.1%
Food Products	2.0%
Media	2.0%
Real Estate	1.9%
Chemicals/Plastics	1.9%
US Treasury Bills	1.5%
Retailers (other than Food/Drug)	1.0%
Oil & Gas	0.2%
Other Assets and Liabilities	(1.9)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $61,754,851 or 60.3% of net assets.

◆	Seven-day yield as of September 30, 2017

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	101

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 14.4%

	Arcadia Receivables Credit Trust,
280,406	Series 2017-1-A	3.25%	^	06/15/2023	282,447

	AVANT Loans Funding Trust,
609,459	Series 2017-A-A	2.41%	^	03/15/2021	609,751

	CAL Funding Ltd.,
3,412,500	Series 2017-1A-A	3.62%	^	06/25/2042	3,430,194

	Citi Held For Asset Issuance,
162,209	Series 2016-PM1-A	4.65%	^	04/15/2025	163,416

	CLUB Credit Trust,
500,000	Series 2017-NP1-B	3.17%	^	04/17/2023	500,887

	Colony American Homes,
407,519	Series 2014-2A-E (1 Month LIBOR USD + 3.20%)	4.44%	^	07/17/2031	409,860

	Conn Funding LP,
493,154	Series 2017-A-A	2.73%	^	07/15/2019	493,465

	DRB Prime Student Loan Trust,
117,629	Series 2015-B-A3	2.54%	^	04/27/2026	118,081

	Global SC Finance SRL,
317,750	Series 2014-1A-A1	3.19%	^	07/17/2029	315,761

	Kabbage Asset Securitization LLC,
500,000	Series 2017-1-A	4.57%	^	03/15/2022	512,667

	Lendmark Funding Trust,
2,000,000	Series 2017-1A-A	2.83%	^	12/22/2025	2,001,871

	OneMain Financial Issuance Trust,
331,510	Series 2015-2A-A	2.57%	^	07/18/2025	332,538
2,000,000	Series 2017-1A-1	2.37%	^	09/14/2032	1,992,466

	SoFi Consumer Loan Program,
858,928	Series 2017-3-A	2.77%	^	05/25/2026	862,804

	SoFi Consumer Loan Program Trust,
191,792	Series 2017-2-A	3.28%	^	02/25/2026	194,446
1,000,000	Series 2017-5-A1	2.14%	^	09/25/2026	999,289

	SpringCastle America Funding LLC,
366,656	Series 2016-AA-A	3.05%	^	04/25/2029	369,557

	Springleaf Funding Trust,
1,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	1,000,710

	TAL Advantage LLC,
288,507	Series 2017-1A-A	4.50%	^	04/20/2042	299,491

	Westlake Automobile Receivables Trust,
500,000	Series 2017-1A-C	2.70%	^	10/17/2022	502,372
1,500,000	Series 2017-2A-C	2.59%	^	12/15/2022	1,496,742

	Total Asset Backed Obligations (Cost $16,836,648)				16,888,815

COLLATERALIZED LOAN OBLIGATIONS 15.8%

	AIMCO,
500,000	Series 2014-AA-AR (3 Month LIBOR USD + 1.10%)	2.41%	^	07/20/2026	500,617

	Atlas Senior Loan Fund Ltd.,
1,000,000	Series 2013-2A-A1LR (3 Month LIBOR USD + 0.98%)	2.30%	^	02/17/2026	1,000,124

	Benefit Street Partners Ltd.,
250,000	Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	2.56%	^	07/20/2029	249,992

	Cathedral Lake Ltd.,
2,000,000	Series 2016-4A-A (3 Month LIBOR USD + 1.65%)	2.96%	^	10/20/2028	2,037,757

	CFIP Ltd.,
500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	2.62%	^	07/13/2029	500,011

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Cutwater Ltd.,
1,000,000	Series 2014-1A-A1AR (3 Month LIBOR USD + 1.25%)	2.55%	^	07/15/2026	1,007,001

	CVP Ltd.,
500,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	2.80%	^	07/20/2030	499,788

	Galaxy Ltd.,
1,000,000	Series 2016-22A-B1 (3 Month LIBOR USD + 2.10%)	3.40%	^	07/16/2028	1,012,630

	KVK Ltd.,
1,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.25%)	2.56%	^	05/20/2027	1,001,342

	Marathon Ltd.,
1,000,000	Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	2.63%	^	10/28/2025	1,006,006

	Midocean Credit,
500,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	2.64%	^	07/15/2029	499,887

	Milos Ltd.,
1,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	2.49%	^	10/20/2030	999,862

	MP Ltd.,
589,066	Series 2013-1A-A (3 Month LIBOR USD + 1.18%)	2.49%	^	04/20/2025	589,211
500,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	2.59%	^	07/25/2029	499,870

	Palmer Square Loan Funding Ltd.,
1,000,000	Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	2.06%	^	10/15/2025	1,000,992

	Rockford Tower Ltd.,
500,000	Series 2017-2A-A (3 Month LIBOR USD + 1.27%)	2.51%	^	10/15/2029	499,877

	Steele Creek Ltd.,
500,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	2.58%	^	05/21/2029	501,097

	TCI-Cent Ltd.,
1,000,000	Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	3.52%	^	12/21/2029	1,011,669

	Venture Ltd.,
601,544	Series 2006-7A-A2 (3 Month LIBOR USD + 0.24%)	1.55%	^	01/20/2022	597,559
1,000,000	Series 2007-8A-B (3 Month LIBOR USD + 0.42%)	1.73%	^	07/22/2021	995,055
500,000	Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	2.60%	^	09/07/2030	499,809

	Wellfleet Ltd.,
1,000,000	Series 2017-2A-A1 (3 Month LIBOR USD + 1.25%)	0.00%	^	10/20/2029	999,319

	Zais Ltd.,
1,000,000	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	2.51%	^	07/25/2026	1,001,233

	Total Collateralized Loan Obligations (Cost $18,480,985)				18,510,708

FOREIGN CORPORATE BONDS 7.9%
200,000	Agromercantil Senior Trust	6.25%		04/10/2019	207,994
250,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	267,681
285,000	AstraZeneca PLC	2.38%		11/16/2020	286,642

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000	Axiata SPV2 BHD	3.47%		11/19/2020	205,117
150,000	Banco de Credito del Peru	5.38%		09/16/2020	163,875
150,000	Banco del Estado de Chile	3.88%		02/08/2022	159,003
200,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	201,020
200,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	220,120
150,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	153,750
150,000	Banco Santander	3.88%		09/20/2022	157,885
200,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	209,500
200,000	Banistmo S.A.	3.65%	^	09/19/2022	200,700
200,000	Bank of Montreal	2.10%		12/12/2019	200,755
295,000	Bank of Nova Scotia	2.15%		07/14/2020	295,866
200,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	214,520
75,000	BP Capital Markets PLC	1.68%		05/03/2019	74,992
115,000	BP Capital Markets PLC	1.77%		09/19/2019	115,066
100,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	106,773
200,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	201,232
200,000	CNOOC Finance Ltd.	2.63%		05/05/2020	201,059
200,000	CNPC General Capital Ltd.	3.95%		04/19/2022	210,175
100,000	Colbun S.A.	6.00%		01/21/2020	108,657
200,000	Comision Federal de Electricidad	4.88%		05/26/2021	214,000
160,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	160,832
200,000	Corpbanca S.A.	3.88%		09/22/2019	206,728
200,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	204,000
200,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	200,762
100,000	E.CL S.A.	5.63%		01/15/2021	109,543
189,770	ENA Norte Trust	4.95%		04/25/2023	198,310
200,000	Export-Import Bank of India	3.13%		07/20/2021	202,577
200,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	205,300
200,000	Global Bank Corporation	5.13%		10/30/2019	209,400
200,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	214,304
200,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	220,251
150,000	Inversiones CMPC S.A.	4.50%		04/25/2022	157,260
150,000	Medtronic Global Holdings S.C.A.	1.70%		03/28/2019	149,940
200,000	ONGC Videsh Ltd.	2.88%		01/27/2022	198,873
165,000	Orange S.A.	2.75%		02/06/2019	167,018
200,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	205,422
200,000	Panama Metro Line SP	0.00%	^	12/05/2022	182,800
200,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	201,814
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	264,134
160,000	Royal Bank of Canada	1.50%		07/29/2019	159,100
65,000	Shell International Finance B.V.	1.38%		05/10/2019	64,776
215,000	Shire Acquisitions Investments Ireland DAC	1.90%		09/23/2019	214,652
200,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	200,560
285,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	280,342
200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	204,753
115,000	Westpac Banking Corporation	1.60%		08/19/2019	114,497

	Total Foreign Corporate Bonds (Cost $9,240,789)				9,274,330

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 1.6%
150,000	Chile Government International Bond	2.25%		10/30/2022	149,925
200,000	Chile International Government Bond	3.25%		09/14/2021	208,756
100,000	Dominican Republic International Bond	7.50%		05/06/2021	111,500
400,000	Indonesia Government International Bond	4.88%		05/05/2021	431,861
200,000	Israel Government International Bond	4.00%		06/30/2022	214,983
200,000	Mexico Government International Bond	3.50%		01/21/2021	209,900
300,000	Philippine Government International Bond	4.00%		01/15/2021	318,930
250,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	269,995

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $1,911,250)				1,915,850

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 13.3%

	Alternative Loan Trust,
870,360	Series 2005-64CB-1A10	5.75%		12/25/2035	866,956

	Bayview Opportunity Master Fund Trust,
492,674	Series 2017-RN2-A1	3.47%	#^	04/28/2032	496,908
991,964	Series 2017-RN6-A1	3.10%	^ß	08/28/2032	999,430
808,109	Series 2017-RPL1-A1	3.10%	^ß	07/28/2032	807,561

	COLT Mortgage Loan Trust,
806,420	Series 2017-1-A2	2.82%	#^	05/27/2047	818,625
806,420	Series 2017-1-A3	3.07%	#^	05/27/2047	818,535

	Deephaven Residential Mortgage Trust,
575,816	Series 2017-1A-A1	2.73%	#^	12/26/2046	575,664
575,816	Series 2017-1A-A2	2.93%	#^	12/26/2046	575,669

	GCAT LLC,
693,426	Series 2017-2-A1	3.50%	^ß	04/25/2047	690,968

	Mastr Asset Backed Securities Trust,
1,403,715	Series 2006-NC3-A5 (1 Month LIBOR USD + 0.21%)	1.45%		10/25/2036	931,499

	New Residential Mortgage Loan Trust,
867,963	Series 2017-RPL1-A1	3.60%	^ß	04/25/2022	878,030

	Pretium Mortgage Credit Partners LLC,
908,120	Series 2017-NPL1-A1	3.50%	^ß	04/29/2032	912,753

	US Residential Opportunity Fund Trust,
755,587	Series 2016-1III-A	3.47%	^ß	07/27/2036	757,875

	Verus Securitization Trust,
774,751	Series 2017-1A-A2	3.16%	^ß	01/25/2047	777,138

	VOLT LLC,
749,730	Series 2017-NPL4-A1	3.38%	^ß	04/25/2047	755,677
1,546,824	Series 2017-NPL5-A1	3.38%	^ß	05/28/2047	1,560,319
429,828	Series 2017-NPL6-A1	3.25%	^ß	05/25/2047	432,053
891,924	Series 2017-NPL8-A1	3.13%	^ß	06/25/2047	896,414
1,000,000	Series 2017-NPL9-A1	3.13%	^ß	09/25/2047	1,001,103

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $15,486,282)				15,553,177

US CORPORATE BONDS 6.6%
60,000	AbbVie, Inc.	1.80%		05/14/2018	60,092
125,000	Amazon.com, Inc.	2.60%		12/05/2019	127,388
50,000	Amazon.com, Inc.	1.90%	^	08/21/2020	50,148
135,000	American Honda Finance Corporation	1.95%		07/20/2020	135,059
175,000	Amgen, Inc.	2.20%		05/11/2020	175,627

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	103

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	(Unaudited) September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
275,000	Anheuser-Busch InBev Finance, Inc.	1.90%		02/01/2019	275,778
80,000	Bank of America Corporation	2.63%		10/19/2020	80,898
295,000	BAT Capital Corporation	2.30%	^	08/14/2020	296,082
125,000	Berkshire Hathaway Finance Corporation	1.30%		08/15/2019	124,127
20,000	Boston Properties LP	5.88%		10/15/2019	21,385
285,000	Broadcom Corporation	2.38%	^	01/15/2020	286,690
185,000	Cardinal Health, Inc.	1.95%		06/14/2019	185,246
285,000	Caterpillar Financial Services Corporation	2.10%		01/10/2020	286,478
60,000	Celgene Corporation	2.13%		08/15/2018	60,262
115,000	Celgene Corporation	2.88%		08/15/2020	117,445
25,000	Chevron Corporation	1.99%		03/03/2020	25,099
290,000	Cintas Corporation	2.90%		04/01/2022	295,652
60,000	Citigroup, Inc.	2.05%		12/07/2018	60,090
125,000	Citigroup, Inc. (3 Month LIBOR USD + 0.96%)	2.27%		04/25/2022	125,838
90,000	Comcast Corporation	5.15%		03/01/2020	96,925
170,000	Consolidated Edison, Inc.	2.00%		03/15/2020	170,117
60,000	CVS Health Corporation	1.90%		07/20/2018	60,154
220,000	CVS Health Corporation	2.80%		07/20/2020	223,960
250,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	250,629
105,000	Express Scripts Holding Company	2.25%		06/15/2019	105,450
145,000	General Mills, Inc.	2.20%		10/21/2019	145,976
135,000	General Motors Financial Company	2.65%		04/13/2020	136,131
275,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	276,295
80,000	John Deere Capital Corporation	1.95%		06/22/2020	80,098
280,000	JP Morgan Chase & Company	2.25%		01/23/2020	281,534
110,000	Kinder Morgan, Inc.	3.05%		12/01/2019	112,031
55,000	Kraft Heinz Foods Company	2.00%		07/02/2018	55,122
115,000	Kraft Heinz Foods Company	2.80%		07/02/2020	117,132
125,000	Kroger Company	6.15%		01/15/2020	135,881
95,000	McKesson Corporation	2.28%		03/15/2019	95,575
65,000	Molson Coors Brewing Company	1.45%		07/15/2019	64,314
275,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	2.24%		07/22/2022	276,193
50,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	50,101
7,000	Newell Brands, Inc.	2.60%		03/29/2019	7,058
145,000	Newell Brands, Inc.	3.15%		04/01/2021	148,429
35,000	PNC Funding Corporation	4.38%		08/11/2020	37,237
75,000	Prudential Financial, Inc.	7.38%		06/15/2019	81,814
130,000	QUALCOMM, Inc.	2.10%		05/20/2020	131,017
110,000	Reynolds American, Inc.	3.25%		06/12/2020	113,092
250,000	SBA Tower Trust	3.17%	^	04/11/2022	250,025
130,000	Sherwin-Williams Company	2.25%		05/15/2020	130,575
55,000	Simon Property Group LP	2.20%		02/01/2019	55,300
170,000	Southern Company	1.85%		07/01/2019	169,968
70,000	Thermo Fisher Scientific, Inc.	2.15%		12/14/2018	70,326
65,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	67,877
90,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	91,532
40,000	Toyota Motor Credit Corporation	1.95%		04/17/2020	40,023
40,000	United Technologies Corporation	1.50%		11/01/2019	39,805
125,000	United Technologies Corporation	1.90%		05/04/2020	124,852
180,000	VMware, Inc.	2.30%		08/21/2020	180,618
125,000	WellPoint, Inc.	2.30%		07/15/2018	125,563
55,000	Wells Fargo & Company	1.50%		01/16/2018	55,005
210,000	Wells Fargo & Company	2.15%		01/30/2020	210,608

	Total US Corporate Bonds (Cost $7,645,489)				7,653,726

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 1.9%

	Federal Home Loan Mortgage Corporation
966,911	Pool G0-8762	4.00%		05/01/2047	1,018,549
486,014	Series 4484-CD	1.75%		07/15/2030	481,915

	Federal National Mortgage Association
580,612	Series 2011-146-MJ	3.00%		08/25/2041	589,784
88,049	Series 2014-66-QE	2.00%		01/25/2040	88,067

	Total US Government / Agency Mortgage Backed Obligations (Cost $2,181,843)				2,178,315

US GOVERNMENT AND AGENCY OBLIGATIONS 16.3%
3,540,000	United States Treasury Notes	0.88%		03/31/2018	3,533,527
3,150,000	United States Treasury Notes	0.88%		05/31/2018	3,142,186
1,190,000	United States Treasury Notes	0.75%		10/31/2018	1,182,098
5,750,000	United States Treasury Notes	2.00%		08/31/2021	5,794,473
5,320,000	United States Treasury Notes	2.13%		09/30/2021	5,383,798

	Total US Government and Agency Obligations (Cost $19,117,420)				19,036,082

AFFILIATED MUTUAL FUNDS 5.6%
656,566	DoubleLine Floating Rate Fund				6,506,566

	Total Affiliated Mutual Funds (Cost $6,500,000)				6,506,566

SHORT TERM INVESTMENTS 15.4%
6,007,169	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	◆		6,007,169
6,007,169	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	◆		6,007,169
6,007,169	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	◆		6,007,169

	Total Short Term Investments (Cost $18,021,507)				18,021,507

	Total Investments 98.8% (Cost $115,422,213)				115,539,076
	Other Assets in Excess of Liabilities 1.2%				1,375,018

	NET ASSETS 100.0%				$116,914,094

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	16.3%
Collateralized Loan Obligations	15.8%
Short Term Investments	15.4%
Asset Backed Obligations	14.4%
Non-Agency Residential Collateralized Mortgage Obligations	13.3%
Foreign Corporate Bonds	7.9%
US Corporate Bonds	6.6%
Affiliated Mutual Funds	5.6%
US Government / Agency Mortgage Backed Obligations	1.9%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.6%
Other Assets and Liabilities	1.2%

100.0%

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	16.3%
Collateralized Loan Obligations	15.8%
Short Term Investments	15.4%
Asset Backed Obligations	14.4%
Non-Agency Residential Collateralized Mortgage Obligations	13.3%
Affiliated Mutual Funds	5.6%
Banking	5.0%
US Government / Agency Mortgage Backed Obligations	1.9%
Oil & Gas	1.6%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.6%
Telecommunications	0.8%
Utilities	0.7%
Beverage and Tobacco	0.6%
Pharmaceuticals	0.6%
Healthcare	0.6%
Consumer Products	0.5%
Automotive	0.5%
Food/Drug Retailers	0.4%
Technology	0.4%
Biotechnology	0.3%
Transportation	0.3%
Construction	0.3%
Food Products	0.3%
Pulp & Paper	0.2%
Insurance	0.2%
Conglomerates	0.2%
Software	0.2%
Energy	0.2%
Finance	0.1%
Aerospace & Defense	0.1%
Semiconductors & Semiconductor Equipment	0.1%
Chemicals/Plastics	0.1%
Media	0.1%
Real Estate	0.1%
Other Assets and Liabilities	1.2%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $51,124,915 or 43.7% of net assets.

#	Variable rate security. Coupon is based on weighted average coupon of underlying collateral. Rate disclosed as of September 30, 2017.

♦	Seven-day yield as of September 30, 2017

ß	Step coupon bond. The interest rate shown is the rate in effect as of September 30, 2017.

†	Perpetual Maturity

Total Return Swaps
Reference Entity	Counterparty	Long/ Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount		Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	10/31/2017	2,700,000	EUR	$—
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	03/29/2018	5,000,000	EUR	210,227
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	04/26/2018	20,000,000	EUR	235,243
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	05/31/2018	20,000,000	EUR	157,038
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	07/01/2018	8,000,000	EUR	(88,952)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	07/31/2018	5,000,000	EUR	116,245
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	07/31/2018	10,000,000	EUR	85,175
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	09/03/2018	5,000,000	EUR	106,396
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	09/30/2018	10,000,000	EUR	207,570
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	10/31/2018	11,700,000	EUR	10,944

								$1,039,886

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2017, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	105

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	(Unaudited) September 30, 2017

Forward Currency Exchange Contracts

Settlement Date	Counterparty	Delivered		Value	Currency to be Received		Value	(Depreciation)
12/04/2017	Goldman Sachs	10,900,000	EUR	$12,930,119	12,960,654	USD	$12,960,654	$30,535
12/04/2017	Barclays Capital, Inc.	10,654,979	USD	10,654,979	8,930,000	EUR	10,593,208	(61,771)
12/04/2017	Goldman Sachs	119,028,369	USD	119,028,369	99,370,000	EUR	117,877,610	(1,150,759)

				$142,613,467			$141,431,472	$(1,181,995)

EUR	Euro

USD	US Dollar

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2017 is as follows:

Fund	Value at March 31, 2017	Gross Purchases	Gross Sales	Shares Held at September 30, 2017	Value at September 30, 2017	Change in Unrealized for the Period Ended September 30, 2017	Dividend Income Earned in the Period Ended September 30, 2017	Net Realized Gain (Loss) in the Period Ended September 30, 2017
DoubleLine Floating Rate Fund	$—	$6,500,000	$—	656,566	$6,506,566	$6,566	$20,951	$—

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	(Unaudited) September 30, 2017

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$49,764,128,033	$7,891,799,887	$1,199,901,756	$109,047,582	$5,014,136,007	$453,624,756
Investments in Affiliated Securities, at Value *	—	964,100,215	—	59,452,680	49,650,000	—
Short Term Investments *	3,698,707,586	775,635,534	20,661,519	35,255,414	152,361,261	65,943,359
Foreign Currency, at Value *	—	—	—	807,755	—	—
Interest and Dividends Receivable	165,387,426	97,098,653	11,710,365	179,179	24,735,521	2,802,718
Receivable for Fund Shares Sold	111,223,116	20,547,677	1,836,504	541,940	23,964,654	4,579,022
Prepaid Expenses and Other Assets	540,278	174,935	30,394	24,238	128,521	34,481
Receivable for Investments Sold	—	77,248,150	18,407,926	—	13,458,826	9,217,219
Deposit at Broker for Futures	—	—	—	2,332,038	—	—
Unrealized Appreciation on Swaps	—	—	—	1,043,494	—	—
Deposit at Broker for Swaps	—	—	—	527,777	—	—
Variation Margin Receivable	—	—	—	253,468	—	—
Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	63,192	—	—
Total Assets	53,739,986,439	9,826,605,051	1,252,548,464	209,528,757	5,278,434,790	536,201,555

LIABILITIES
Payable for Fund Shares Redeemed	81,908,860	6,352,257	1,103,331	204,730	11,940,706	332,015
Payable for Investments Purchased	65,605,764	249,425,453	38,348,728	6,000,000	48,529,065	57,238,339
Distribution Payable	41,621,040	6,506,410	621,877	771,258	1,939,265	761,145
Investment Advisory Fees Payable	17,712,684	2,730,812	741,866	134,785	1,503,586	191,605
Transfer Agent Expenses Payable	5,285,840	683,334	267,447	37,685	535,818	77,779
Distribution Fees Payable	2,273,475	262,109	45,446	29,721	488,729	27,881
Administration, Fund Accounting and Custodian Fees Payable	1,901,475	375,965	53,262	18,495	229,983	30,050
Accrued Expenses	1,562,460	113,520	30,794	1,591	45,108	12,117
Professional Fees Payable	494,153	86,319	72,549	47,800	41,211	36,428
Registration Fees Payable	355,080	33,831	5,200	803	18,523	11,717
Unrealized Depreciation on Swaps	—	—	—	—	—	—
Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	218,720,831	266,570,010	41,290,500	7,246,868	65,271,994	58,719,076
Net Assets	$53,521,265,608	$9,560,035,041	$1,211,257,964	$202,281,889	$5,213,162,796	$477,482,479

NET ASSETS CONSIST OF:
Paid-in Capital	$55,870,606,778	$9,533,522,369	$1,218,500,753	$188,545,899	$5,234,859,153	$484,866,637
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	(141,372,031)	(4,152,247)	(469,450)	(1,345,093)	(10,589,519)	87,516
Accumulated Net Realized Gain (Loss) on Investments	(2,558,761,322)	(31,354,633)	4,848,777	13,259,672	(19,693,258)	(8,652,990)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	350,529,757	38,831,363	(11,622,116)	1,438,455	8,927,169	1,181,316
Investments in Affiliated Securities	—	23,200,215	—	(1,435,172)	(350,000)	—
Short Term Investments	262,426	(12,026)	—	1,625	9,251	—
Foreign Currency	—	—	—	(1,115)	—	—
Forwards	—	—	—	63,192	—	—
Futures	—	—	—	710,932	—	—
Swaps	—	—	—	1,043,494	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Assets	$53,521,265,608	$9,560,035,041	$1,211,257,964	$202,281,889	$5,213,162,796	$477,482,479

*Identified Cost:
Investments in Unaffiliated Securities	$49,413,598,276	$7,852,968,524	$1,211,523,872	$107,609,127	$5,005,208,838	$452,443,440
Investments in Affiliated Securities	—	940,900,000	—	60,887,852	50,000,000	—
Short Term Investments	3,698,445,160	775,647,560	20,661,519	35,253,789	152,352,010	65,943,359
Foreign Currency	—	—	—	808,870	—	—

Class I (unlimited shares authorized):
Net Assets	$44,521,077,104	$8,453,781,517	$996,384,824	$61,372,350	$3,731,263,592	$344,023,827
Shares Outstanding	4,162,482,122	768,733,439	91,933,737	5,962,344	370,704,753	34,706,474
Net Asset Value, Offering and Redemption Price per Share	$10.70	$11.00	$10.84	$10.29	$10.07	$9.91

Class N (unlimited shares authorized):
Net Assets	$9,000,188,504	$1,106,253,524	$214,873,140	$—	$1,481,899,204	$133,458,652
Shares Outstanding	841,848,821	100,668,412	19,822,719	—	147,333,777	13,443,037
Net Asset Value, Offering and Redemption Price per Share	$10.69	$10.99	$10.84	$—	$10.06	$9.93

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$140,909,539	$—	$—
Shares Outstanding	—	—	—	13,736,207	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$10.70	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$10.26	$—	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	107

Statements of Assets and Liabilities (Cont.)	(Unaudited) September 30, 2017

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$3,774,921,924	$839,359,100	$201,722,123	$62,716,935	$—	$564,419,753
Investments in Affiliated Securities, at Value *	100,099,800	37,260,294	—	—	—	—
Short Term Investments *	397,329,818	107,516,165	1,485,185	519,303	29,636,518	42,555,328
Foreign Currency, at Value *	—	—	—	—	—	5,297,548
Interest and Dividends Receivable	11,579,250	5,511,761	2,117,070	248,914	5,861	4,116,180
Receivable for Fund Shares Sold	16,111,619	3,219,251	308,447	240,971	73,662	181,281
Prepaid Expenses and Other Assets	287,128	85,943	33,177	16,814	713	5,284
Receivable for Investments Sold	3,946,980	3,098,841	—	—	—	—
Deposit at Broker for Futures	—	—	—	—	—	—
Unrealized Appreciation on Swaps	241,717,301	—	—	—	—	—
Deposit at Broker for Swaps	—	—	—	—	—	—
Variation Margin Receivable	—	—	—	—	—	—
Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	—	—	102,529
Total Assets	4,545,993,820	996,051,355	205,666,002	63,742,937	29,716,754	616,677,903

LIABILITIES
Payable for Fund Shares Redeemed	4,956,995	4,927,588	83,382	1,212	1,258	25,064
Payable for Investments Purchased	69,815,049	22,316,169	207,980	—	—	—
Distribution Payable	1,858,550	696,348	169,458	142,898	—	2,665,435
Investment Advisory Fees Payable	1,625,148	527,100	25,188	19,194	9,734	254,911
Transfer Agent Expenses Payable	343,020	158,730	103,093	24,784	25,176	82,848
Distribution Fees Payable	203,079	54,889	11,454	2,585	1,605	5,051
Administration, Fund Accounting and Custodian Fees Payable	180,529	49,210	18,136	5,043	1,881	36,452
Accrued Expenses	7,453	541	13,574	3,980	32,628	21,269
Professional Fees Payable	32,637	19,197	21,834	23,510	100,150	37,159
Registration Fees Payable	5,040	1,354	1,323	913	527	8,234
Unrealized Depreciation on Swaps	—	—	—	—	341,368	—
Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	79,027,500	28,751,126	655,422	224,119	514,327	3,136,423
Net Assets	$4,466,966,320	$967,300,229	$205,010,580	$63,518,818	$29,202,427	$613,541,480

NET ASSETS CONSIST OF:
Paid-in Capital	$3,942,484,495	$962,896,972	$206,935,897	$64,502,942	$30,476,745	$593,751,583
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	(2,677,713)	(1,768,588)	(270,168)	(3,638)	(193,043)	(4,433,468)
Accumulated Net Realized Gain (Loss) on Investments	279,911,299	(183,790)	(1,711,761)	(1,347,583)	(742,526)	2,739,849
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	5,411,703	5,045,341	56,612	367,097	—	21,227,113
Investments in Affiliated Securities	99,800	1,310,294	—	—	—	—
Short Term Investments	19,435	—	—	—	2,619	—
Foreign Currency	—	—	—	—	—	64,899
Forwards	—	—	—	—	—	102,529
Futures	—	—	—	—	—	—
Swaps	241,717,301	—	—	—	(341,368)	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	88,975
Net Assets	$4,466,966,320	$967,300,229	$205,010,580	$63,518,818	$29,202,427	$613,541,480

*Identified Cost:
Investments in Unaffiliated Securities	$3,769,510,221	$834,313,759	$201,665,511	$62,349,838	$—	$543,192,640
Investments in Affiliated Securities	100,000,000	35,950,000	—	—	—	—
Short Term Investments	397,310,383	107,516,165	1,485,185	519,303	29,633,899	42,555,328
Foreign Currency	—	—	—	—	—	5,232,649

Class I (unlimited shares authorized):
Net Assets	$3,487,022,725	$782,122,356	$143,992,053	$53,001,791	$21,773,375	$589,257,190
Shares Outstanding	224,221,458	78,927,129	14,494,175	5,327,110	2,274,792	56,019,633
Net Asset Value, Offering and Redemption Price per Share	$15.55	$9.91	$9.93	$9.95	$9.57	$10.52

Class N (unlimited shares authorized):
Net Assets	$979,943,595	$185,177,873	$61,018,527	$10,517,027	$7,429,052	$24,284,290
Shares Outstanding	63,062,492	18,697,836	6,135,667	1,057,728	781,543	2,311,566
Net Asset Value, Offering and Redemption Price per Share	$15.54	$9.90	$9.94	$9.94	$9.51	$10.51

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	Doubleline Shiller Enhanced International CAPE®

ASSETS
Investments in Unaffiliated Securities, at Value *	$483,205,797	$43,746,685	$91,011,003
Investments in Affiliated Securities, at Value *	—	—	6,506,566
Short Term Investments *	37,005,982	60,579,765	18,021,507
Foreign Currency, at Value *	—	—	—
Interest and Dividends Receivable	3,027,200	142,334	408,311
Receivable for Fund Shares Sold	111,233	71,730	1,325,732
Prepaid Expenses and Other Assets	39,435	23,605	48,975
Receivable for Investments Sold	—	1,997,292	106,652
Deposit at Broker for Futures	—	—	—
Unrealized Appreciation on Swaps	—	—	1,039,886
Deposit at Broker for Swaps	—	—	—
Variation Margin Receivable	—	—	—
Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—
Total Assets	523,389,647	106,561,411	118,468,632

LIABILITIES
Payable for Fund Shares Redeemed	134,955	—	40,278
Payable for Investments Purchased	—	3,994,338	220,008
Distribution Payable	1,208,608	93,580	53,949
Investment Advisory Fees Payable	214,155	10,422	5,886
Transfer Agent Expenses Payable	40,789	23,009	22,110
Distribution Fees Payable	3,282	—	6,868
Administration, Fund Accounting and Custodian Fees Payable	24,767	7,392	4,481
Accrued Expenses	1,922	10,742	2,197
Professional Fees Payable	45,408	36,090	15,219
Registration Fees Payable	2,434	581	1,547
Unrealized Depreciation on Swaps	—	—	—
Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	1,181,995
Total Liabilities	1,676,320	4,176,154	1,554,538
Net Assets	$521,713,327	$102,385,257	$116,914,094

NET ASSETS CONSIST OF:
Paid-in Capital	$514,212,694	$102,301,017	$109,210,093
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	57,674	6,235	(706,279)
Accumulated Net Realized Gain (Loss) on Investments	482,080	(1,209)	8,435,526
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	6,960,879	81,224	110,297
Investments in Affiliated Securities	—	—	6,566
Short Term Investments	—	(2,010)	—
Foreign Currency	—	—	—
Forwards	—	—	(1,181,995)
Futures	—	—	—
Swaps	—	—	1,039,886
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—
Net Assets	$521,713,327	$102,385,257	$116,914,094

*Identified Cost:
Investments in Unaffiliated Securities	$476,244,918	$43,665,461	$90,900,706
Investments in Affiliated Securities	—	—	6,500,000
Short Term Investments	37,005,982	60,581,775	18,021,507
Foreign Currency	—	—	—

Class I (unlimited shares authorized):
Net Assets	$504,616,107	$102,215,688	$76,977,764
Shares Outstanding	49,327,513	10,194,211	6,359,250
Net Asset Value, Offering and Redemption Price per Share	$10.23	$10.03	$12.10

Class N (unlimited shares authorized):
Net Assets	$17,097,220	$169,569	$39,936,330
Shares Outstanding	1,672,236	16,894	3,299,739
Net Asset Value, Offering and Redemption Price per Share	$10.22	$10.04	$12.10

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—
Shares Outstanding	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	109

Statements of Operations	(Unaudited) For the Period Ended September 30, 2017

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$936,030,174	$135,402,128	$25,277,704	$1,138,064	$59,981,442	$10,019,792
Dividends from Affiliated Securities	—	10,618,658	—	902,168	741,743	—
Dividends from Unaffiliated Securities	—	—	—	1,041,335	—	—
Foreign Taxes Withheld	—	—	—	—	—	—
Total Investment Income	936,030,174	146,020,786	25,277,704	3,081,567	60,723,185	10,019,792
Expenses:
Investment Advisory Fees	107,952,390	17,839,191	4,146,580	880,789	8,584,949	1,108,364
Transfer Agent Expenses	12,321,148	1,705,142	458,990	42,007	1,007,477	154,069
Distribution Fees - Class N	11,466,199	1,382,080	281,063	—	1,882,326	163,647
Distribution Fees - Class A	—	—	—	161,664	—	—
Administration, Fund Accounting and Custodian Fees	3,807,122	757,172	101,298	33,981	409,156	81,519
Shareholder Reporting Expenses	1,189,976	170,082	34,845	5,783	53,231	11,767
Registration Fees	718,063	179,600	47,049	25,802	92,776	36,854
Professional Fees	629,314	141,140	79,371	55,133	66,272	34,775
Trustees Fees	345,892	47,468	4,990	907	19,162	1,449
Insurance Expenses	335,027	41,256	4,634	1,929	18,800	—
Miscellaneous Expenses	228,518	38,091	13,054	5,342	11,970	28,308
Total Expenses	138,993,649	22,301,222	5,171,874	1,213,337	12,146,119	1,620,752
Less: Investment Advisory Fees (Waived)	—	(2,262,078)	—	(106,359)	(124,192)	—
Less: Fees (Waived)/Recouped	—	—	—	(9,526)	—	—
Net Expenses	138,993,649	20,039,144	5,171,874	1,097,452	12,021,927	1,620,752

Net Investment Income (Loss)	797,036,525	125,981,642	20,105,830	1,984,115	48,701,258	8,399,040

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(71,632,687)	22,170,722	17,853,323	920,119	1,077,640	248,248
Investments in Affiliated Securities	—	—	—	—	40,200	—
Foreign Currency	—	—	—	64,623	—	—
Forwards	—	—	—	1,616,269	—	—
Futures	—	—	—	469,737	—	—
Swaps	—	—	—	8,407,579	—	—
In-Kind Transactions	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	553,520,211	60,795,130	15,354,434	1,965,755	19,184,128	(55,468)
Investments in Affiliated Securities	—	26,429,148	—	328,645	400,000	—
Short Term Investments	961,684	(12,026)	—	1,725	9,251	—
Foreign Currency	—	—	—	(17,942)	—	—
Forwards	—	—	—	15,320	—	—
Futures	—	—	—	846,109	—	—
Swaps	—	—	—	(6,112,353)	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	482,849,208	109,382,974	33,207,757	8,505,586	20,711,219	192,780

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,279,885,733	$235,364,616	$53,313,587	$10,489,701	$69,412,477	$8,591,820

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) For the Period Ended September 30, 2017

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$53,117,265	$18,759,835	$3,279,974	$1,321,599	$116,347	$3,904,716
Dividends from Affiliated Securities	407,807	236,206	—	—	—	—
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Foreign Taxes Withheld	—	—	—	—	—	31,189
Total Investment Income	53,525,072	18,996,041	3,279,974	1,321,599	116,347	3,935,905
Expenses:
Investment Advisory Fees	8,984,452	2,636,099	512,664	163,457	123,041	1,410,930
Transfer Agent Expenses	1,162,596	303,464	312,413	40,507	30,688	36,039
Distribution Fees - Class N	1,130,725	209,774	83,988	15,643	8,384	30,281
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	382,388	146,139	32,212	7,435	1,866	56,002
Shareholder Reporting Expenses	34,744	11,553	25,417	2,094	11,590	3,863
Registration Fees	121,699	46,205	42,281	26,162	2,136	63,117
Professional Fees	48,554	35,804	32,328	18,043	49,762	16,586
Trustees Fees	9,488	3,046	2,271	477	640	1,386
Insurance Expenses	7,499	3,164	2,112	1,147	694	1,806
Miscellaneous Expenses	7,490	5,302	8,334	3,248	—	591
Total Expenses	11,889,635	3,400,550	1,054,020	278,213	228,801	1,620,601
Less: Investment Advisory Fees (Waived)	(59,625)	(80,390)	—	—	—	—
Less: Fees (Waived)/Recouped	—	295,715	(365,088)	(50,076)	(70,033)	—
Net Expenses	11,830,010	3,615,875	688,932	228,137	158,768	1,620,601

Net Investment Income (Loss)	41,695,062	15,380,166	2,591,042	1,093,462	(42,421)	2,315,304

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	1,389,969	2,435,828	239,896	(16,998)	(90)	3,926,360
Investments in Affiliated Securities	—	—	—	—	—	—
Foreign Currency	—	—	—	—	—	142,009
Forwards	—	—	—	—	—	(360,239)
Futures	—	—	—	—	—	—
Swaps	156,768,410	—	—	—	(743,392)	—
In-Kind Transactions	—	—	(1,774,375)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	10,841,670	4,682,729	3,928,975	1,078,363	—	22,393,717
Investments in Affiliated Securities	99,800	1,342,838	—	—	—	—
Short Term Investments	15,219	—	—	—	4,639	—
Foreign Currency	—	—	—	—	—	67,055
Forwards	—	—	—	—	—	375,921
Futures	—	—	—	—	—	—
Swaps	30,313,249	—	—	—	1,408,856	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	74,168
Net Realized and Unrealized Gain (Loss) on Investments	199,428,317	8,461,395	2,394,496	1,061,365	670,013	26,618,991

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$241,123,379	$23,841,561	$4,985,538	$2,154,827	$627,592	$28,934,295

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	111

Statements of Operations (Cont.)	(Unaudited) For the Period Ended September 30, 2017

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	Doubleline Shiller Enhanced International CAPE®

INVESTMENT INCOME
Income:
Interest	$8,820,047	$546,714	$787,042
Dividends from Affiliated Securities	—	—	20,951
Dividends from Unaffiliated Securities	142,994	—	—
Foreign Taxes Withheld	—	—	—
Total Investment Income	8,963,041	546,714	807,993
Expenses:
Investment Advisory Fees	1,180,903	61,569	185,992
Transfer Agent Expenses	41,912	35,115	58,204
Distribution Fees - Class N	14,395	246	31,284
Distribution Fees - Class A	—	—	—
Administration, Fund Accounting and Custodian Fees	53,266	8,082	18,450
Shareholder Reporting Expenses	2,086	664	7,435
Registration Fees	22,304	23,071	34,023
Professional Fees	28,023	19,905	132,108
Trustees Fees	534	21	58
Insurance Expenses	—	—	—
Miscellaneous Expenses	3,062	2,558	6,945
Total Expenses	1,346,485	151,231	474,499
Less: Investment Advisory Fees (Waived)	—	—	(2,231)
Less: Fees (Waived)/Recouped	—	(27,836)	(201,427)
Net Expenses	1,346,485	123,395	270,841

Net Investment Income (Loss)	7,616,556	423,319	537,152

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	487,051	(2,846)	26,762
Investments in Affiliated Securities	—	—	—
Foreign Currency	—	—	(818,709)
Forwards	—	—	8,087,113
Futures	—	—	—
Swaps	—	—	558,344
In-Kind Transactions	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	6,514,978	74,008	79,967
Investments in Affiliated Securities	—	—	6,566
Short Term Investments	—	(1,763)	—
Foreign Currency	—	—	—
Forwards	—	—	(1,178,882)
Futures	—	—	—
Swaps	—	—	892,246
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	7,002,029	69,399	7,653,407

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,618,585	$492,718	$8,190,559

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	(Unaudited) September 30, 2017

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$797,036,525	$1,413,520,591	$125,981,642	$197,066,782
Net Realized Gain (Loss) on Investments	(71,632,687)	47,277,263	22,170,722	14,684,386
Net Change in Unrealized Appreciation (Depreciation) on Investments	554,481,895	(694,407,429)	87,212,252	(33,129,336)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,279,885,733	766,390,425	235,364,616	178,621,832

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(803,168,747)	(1,736,543,665)	(116,826,472)	(181,347,576)
Class N	(152,390,716)	(393,065,536)	(14,913,562)	(27,354,511)

Total Distributions to Shareholders	(955,559,463)	(2,129,609,201)	(131,740,034)	(208,702,087)

NET SHARE TRANSACTIONS
Class I	(125,114,941)	(601,278,088)	1,329,443,031	1,947,964,711
Class N	(1,031,939,785)	(1,514,557,094)	17,448,202	124,379,558
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,157,054,726)	(2,115,835,182)	1,346,891,233	2,072,344,269

Total Increase (Decrease) in Net Assets	$(832,728,456)	$(3,479,053,958)	$1,450,515,815	$2,042,264,014

NET ASSETS
Beginning of Period	$54,353,994,064	$57,833,048,022	$8,109,519,226	$6,067,255,212
End of Period	$53,521,265,608	$54,353,994,064	$9,560,035,041	$8,109,519,226

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(141,372,031)	$17,150,907	$(4,152,247)	$1,606,145

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	113

Statements of Changes in Net Assets (Cont.)	(Unaudited) September 30, 2017

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$20,105,830	$37,199,421	$1,984,115	$2,612,432
Net Realized Gain (Loss) on Investments	17,853,323	7,893,429	11,478,327	9,808,959
Net Change in Unrealized Appreciation (Depreciation) on Investments	15,354,434	59,538,767	(2,972,741)	8,612,496
Net Increase (Decrease) in Net Assets Resulting from Operations	53,313,587	104,631,617	10,489,701	21,033,887

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(16,374,826)	(28,818,155)	(784,529)	(1,307,129)
Class N	(3,851,884)	(8,401,863)	—	—
Class A	—	—	(1,641,619)	(3,138,601)

Total Distributions to Shareholders	(20,226,710)	(37,220,018)	(2,426,148)	(4,445,730)

NET SHARE TRANSACTIONS
Class I	194,459,649	176,618,809	9,569,802	2,686,021
Class N	(23,336,991)	13,507,133	—	—
Class A	—	—	15,833,583	(6,340,222)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	171,122,658	190,125,942	25,403,385	(3,654,201)

Total Increase (Decrease) in Net Assets	$204,209,535	$257,537,541	$33,466,938	$12,933,956

NET ASSETS
Beginning of Period	$1,007,048,429	$749,510,888	$168,814,951	$155,880,995
End of Period	$1,211,257,964	$1,007,048,429	$202,281,889	$168,814,951

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(469,450)	$(348,570)	$(1,345,093)	$(903,060)

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$48,701,258	$70,617,059	$8,399,040	$11,325,643
Net Realized Gain (Loss) on Investments	1,117,840	2,730,970	248,248	1,008,729
Net Change in Unrealized Appreciation (Depreciation) on Investments	19,593,379	17,964,493	(55,468)	2,633,916
Net Increase (Decrease) in Net Assets Resulting from Operations	69,412,477	91,312,522	8,591,820	14,968,288

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(42,819,786)	(49,550,718)	(6,074,148)	(8,515,997)
Class N	(16,721,558)	(28,675,848)	(2,350,521)	(2,793,714)

Total Distributions to Shareholders	(59,541,344)	(78,226,566)	(8,424,669)	(11,309,711)

NET SHARE TRANSACTIONS
Class I	968,474,737	1,026,115,258	46,864,112	64,616,215
Class N	(62,129,338)	372,499,199	2,447,349	57,836,015
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	906,345,399	1,398,614,457	49,311,461	122,452,230

Total Increase (Decrease) in Net Assets	$916,216,532	$1,411,700,413	$49,478,612	$126,110,807

NET ASSETS
Beginning of Period	$4,296,946,264	$2,885,245,851	$428,003,867	$301,893,060
End of Period	$5,213,162,796	$4,296,946,264	$477,482,479	$428,003,867

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(10,589,519)	$250,567	$87,516	$113,145

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	115

Statements of Changes in Net Assets (Cont.)	(Unaudited) September 30, 2017

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$41,695,062	$30,672,850	$15,380,166	$12,444,778
Net Realized Gain (Loss) on Investments	158,158,379	157,397,086	2,435,828	954,406
Net Change in Unrealized Appreciation (Depreciation) on Investments	41,269,938	170,276,322	6,025,567	8,920,465
Net Increase (Decrease) in Net Assets Resulting from Operations	241,123,379	358,346,258	23,841,561	22,319,649

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(35,507,047)	(26,323,650)	(14,085,972)	(10,043,521)
Class N	(9,139,312)	(6,691,277)	(3,227,313)	(3,341,565)
From Net Realized Gain
Class I	—	(26,627,563)	—	—
Class N	—	(7,449,458)	—	—

Total Distributions to Shareholders	(44,646,359)	(67,091,948)	(17,313,285)	(13,385,086)

NET SHARE TRANSACTIONS
Class I	902,987,842	1,534,079,370	183,787,663	425,937,884
Class N	176,376,968	505,497,768	36,736,045	81,906,031
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,079,364,810	2,039,577,138	220,523,708	507,843,915

Total Increase (Decrease) in Net Assets	$1,275,841,830	$2,330,831,448	$227,051,984	$516,778,478

NET ASSETS
Beginning of Period	$3,191,124,490	$860,293,042	$740,248,245	$223,469,767
End of Period	$4,466,966,320	$3,191,124,490	$967,300,229	$740,248,245

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(2,677,713)	$273,584	$(1,768,588)	$164,531

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$2,591,042	$8,339,689	$1,093,462	$2,201,878
Net Realized Gain (Loss) on Investments	(1,534,479)	910,129	(16,998)	(363,906)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,928,975	4,439,898	1,078,363	(3,969,120)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,985,538	13,689,716	2,154,827	(2,131,148)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(2,002,865)	(3,196,392)	(891,399)	(1,739,864)
Class N	(800,900)	(5,136,394)	(200,591)	(474,185)
From Net Realized Gain
Class I	(171,914)	(145,250)	—	—
Class N	(279,775)	(251,863)	—	—

Total Distributions to Shareholders	(3,255,454)	(8,729,899)	(1,091,990)	(2,214,049)

NET SHARE TRANSACTIONS
Class I	9,830,743	64,287,333	1,706,322	(3,195,885)
Class N	(156,314,712)	94,918,197	(991,521)	(13,323,494)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(146,483,969)	159,205,530	714,801	(16,519,379)

Total Increase (Decrease) in Net Assets	$(144,753,885)	$164,165,347	$1,777,638	$(20,864,576)

NET ASSETS
Beginning of Period	$349,764,465	$185,599,118	$61,741,180	$82,605,756
End of Period	$205,010,580	$349,764,465	$63,518,818	$61,741,180

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(270,168)	$(57,445)	$(3,638)	$(5,110)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	117

Statements of Changes in Net Assets (Cont.)	(Unaudited) September 30, 2017

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Period Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017

OPERATIONS
Net Investment Income (Loss)	$(42,421)	$(202,526)	$2,315,304	$1,476,400
Net Realized Gain (Loss) on Investments	(743,482)	3,855,568	3,708,130	(5,247,244)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,413,495	(2,194,950)	22,910,861	(6,510,883)
Net Increase (Decrease) in Net Assets Resulting from Operations	627,592	1,458,092	28,934,295	(10,281,727)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	—	(169,986)	(3,800,407)	(348,763)
Class N	—	(12,617)	(131,992)	(48,215)
From Return of Capital
Class I	—	—	—	(249,602)
Class N	—	—	—	(34,507)

Total Distributions to Shareholders	—	(182,603)	(3,932,399)	(681,087)

NET SHARE TRANSACTIONS
Class I	(919,003)	(6,967,137)	90,054,457	389,038,263
Class N	710,551	5,056,471	(901,246)	(15,257,228)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(208,452)	(1,910,666)	89,153,211	373,781,035

Total Increase (Decrease) in Net Assets	$419,140	$(635,177)	$114,155,107	$362,818,221

NET ASSETS
Beginning of Period	$28,783,287	$29,418,464	$499,386,373	$136,568,152
End of Period	$29,202,427	$28,783,287	$613,541,480	$499,386,373

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(193,043)	$(150,622)	$(4,433,468)	$(2,816,373)

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2017

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2017 (Unaudited)	Period Ended March 31, 2017[1]	Period Ended September 30, 2017 (Unaudited)	Period Ended March 31, 2017[2]

OPERATIONS
Net Investment Income (Loss)	$7,616,556	$3,490,716	$423,319	$20,281
Net Realized Gain (Loss) on Investments	487,051	98,565	(2,846)	1,637
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,514,978	445,901	72,245	6,969
Net Increase (Decrease) in Net Assets Resulting from Operations	14,618,585	4,035,182	492,718	28,887

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(7,466,025)	(3,422,792)	(416,873)	(19,756)
Class N	(196,181)	(6,782)	(736)	—
From Net Realized Gain
Class I	—	(61,163)	—	—
Class N	—	(191)	—	—

Total Distributions to Shareholders	(7,662,206)	(3,490,928)	(417,609)	(19,756)

NET SHARE TRANSACTIONS
Class I	105,626,336	391,569,220	93,847,068	8,284,896
Class N	16,447,438	569,700	44,792	124,261
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	122,073,774	392,138,920	93,891,860	8,409,157

Total Increase (Decrease) in Net Assets	$129,030,153	$392,683,174	$93,966,969	$8,418,288

NET ASSETS
Beginning of Period	$392,683,174	$—	$8,418,288	$—
End of Period	$521,713,327	$392,683,174	$102,385,257	$8,418,288

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$57,674	$103,324	$6,235	$525

[1]	Commencement of operations on April 1, 2016.
[2]	Commencement of operations on June 30, 2016.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	119

Statements of Changes in Net Assets (Cont.)	(Unaudited) September 30, 2017

	Doubleline Shiller Enhanced International CAPE®
	Period Ended September 30, 2017 (Unaudited)	Period Ended March 31, 2017[1]

OPERATIONS
Net Investment Income (Loss)	$537,152	$19,585
Net Realized Gain (Loss) on Investments	7,853,510	582,251
Net Change in Unrealized Appreciation (Depreciation) on Investments	(200,103)	174,857
Net Increase (Decrease) in Net Assets Resulting from Operations	8,190,559	776,693

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(847,908)	(16,423)
Class N	(394,575)	(4,345)

Total Distributions to Shareholders	(1,242,483)	(20,768)

NET SHARE TRANSACTIONS
Class I	52,933,610	18,692,469
Class N	26,149,402	11,434,612
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	79,083,012	30,127,081

Total Increase (Decrease) in Net Assets	$86,031,088	$30,883,006

NET ASSETS
Beginning of Period	$30,883,006	$—
End of Period	$116,914,094	$30,883,006

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(706,279)	$(948)

[1]	Commencement of operations on December 23, 2016.

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	DoubleLine Total Return Bond Fund
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.63		$10.87	$11.04	$10.90	$11.34	$11.17	$10.63		$10.87	$11.04	$10.89	$11.33	$11.16

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.17		0.27	0.35	0.41	0.42	0.46	0.15		0.24	0.33	0.40	0.39	0.44
Net Gain (Loss) on Investments (Realized and Unrealized)	0.09		(0.11)	(0.09)	0.22	(0.30)	0.34	0.09		(0.11)	(0.09)	0.22	(0.30)	0.34
Total from Investment Operations	0.26		0.16	0.26	0.63	0.12	0.80	0.24		0.13	0.24	0.62	0.09	0.78

Less Distributions:
Distributions from Net Investment Income	(0.19)		(0.40)	(0.43)	(0.49)	(0.56)	(0.63)	(0.18)		(0.37)	(0.41)	(0.47)	(0.53)	(0.61)
Total Distributions	(0.19)		(0.40)	(0.43)	(0.49)	(0.56)	(0.63)	(0.18)		(0.37)	(0.41)	(0.47)	(0.53)	(0.61)
Net Asset Value, End of Period	$10.70		$10.63	$10.87	$11.04	$10.90	$11.34	$10.69		$10.63	$10.87	$11.04	$10.89	$11.33
Total Return	2.49%	[2]	1.46%	2.45%	5.93%	1.13%	7.37%	2.26%	[2]	1.21%	2.20%	5.76%	0.88%	7.11%

Supplemental Data:
Net Assets, End of Period (000’s)	$44,521,077		$44,379,730	$46,082,294	$36,286,609	$24,631,306	$30,398,069	$9,000,189		$9,974,264	$11,750,754	$9,439,999	$7,070,779	$9,441,917
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	[3]	0.47%	0.47%	0.47%	0.47%	0.48%	0.72%	[3]	0.72%	0.72%	0.72%	0.72%	0.73%
Expenses After Investment Advisory Fees (Waived)	0.47%	[3]	0.47%	0.47%	0.47%	0.47%	0.48%	0.72%	[3]	0.72%	0.72%	0.72%	0.72%	0.73%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	[3]	0.47%	0.47%	0.47%	0.48%	0.48%	0.72%	[3]	0.72%	0.72%	0.72%	0.73%	0.73%
Net Investment Income (Loss)	3.00%	[3]	2.45%	3.29%	3.74%	3.78%	4.02%	2.74%	[3]	2.20%	3.04%	3.50%	3.25%	3.76%
Portfolio Turnover Rate	9%	[2]	22%	15%	13%	14%	23%	9%	[2]	22%	15%	13%	14%	23%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	121

Financial Highlights (Cont.)

	DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.86		$10.87	$11.10	$10.88	$11.29	$11.06	$10.85		$10.86	$11.10	$10.87	$11.28	$11.05

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.15		0.29	0.36	0.39	0.41	0.36	0.14		0.27	0.32	0.37	0.40	0.33
Net Gain (Loss) on Investments (Realized and Unrealized)	0.15		0.01	(0.22)	0.26	(0.31)	0.36	0.15		0.01	(0.22)	0.26	(0.31)	0.36
Total from Investment Operations	0.30		0.30	0.14	0.65	0.10	0.72	0.29		0.28	0.10	0.63	0.09	0.69

Less Distributions:
Distributions from Net Investment Income	(0.16)		(0.31)	(0.37)	(0.43)	(0.47)	(0.44)	(0.15)		(0.29)	(0.34)	(0.40)	(0.46)	(0.41)
Distributions from Net Realized Gain	—		—	—	—	(0.04)	(0.05)	—		—	—	—	(0.04)	(0.05)
Total Distributions	(0.16)		(0.31)	(0.37)	(0.43)	(0.51)	(0.49)	(0.15)		(0.29)	(0.34)	(0.40)	(0.50)	(0.46)
Net Asset Value, End of Period	$11.00		$10.86	$10.87	$11.10	$10.88	$11.29	$10.99		$10.85	$10.86	$11.10	$10.87	$11.28
Total Return	2.79%	[2]	2.80%	1.31%	6.07%	1.03%	6.53%	2.67%	[2]	2.54%	0.97%	5.91%	0.77%	6.27%

Supplemental Data:
Net Assets, End of Period (000’s)	$8,453,782		$7,034,665	$5,114,336	$3,406,628	$1,351,760	$1,829,092	$1,106,254		$1,074,854	$952,919	$612,066	$383,712	$731,957
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	[3]	0.47%	0.47%	0.48%	0.51%	0.51%	0.72%	[3]	0.72%	0.72%	0.73%	0.76%	0.76%
Expenses After Investment Advisory Fees (Waived)	0.42%	[3]	0.44%	0.46%	0.46%	0.48%	0.51%	0.67%	[3]	0.69%	0.71%	0.71%	0.73%	0.76%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.42%	[3]	0.44%	0.46%	0.47%	0.48%	0.50%	0.67%	[3]	0.69%	0.71%	0.72%	0.73%	0.75%
Net Investment Income (Loss)	2.86%	[3]	2.72%	3.17%	3.60%	3.76%	3.14%	2.60%	[3]	2.47%	2.92%	3.39%	3.32%	2.91%
Portfolio Turnover Rate	38%	[2]	81%	70%	65%	53%	83%	38%	[2]	81%	70%	65%	53%	83%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Emerging Markets Fixed Income Fund
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.50		$9.68	$10.23	$10.48	$11.03	$10.70	$10.50		$9.68	$10.23	$10.48	$11.03	$10.70

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.21		0.45	0.49	0.55	0.46	0.38	0.19		0.42	0.46	0.52	0.44	0.36
Net Gain (Loss) on Investments (Realized and Unrealized)	0.33		0.81	(0.54)	(0.24)	(0.38)	0.46	0.33		0.81	(0.54)	(0.24)	(0.38)	0.46
Total from Investment Operations	0.54		1.26	(0.05)	0.31	0.08	0.84	0.52		1.23	(0.08)	0.28	0.06	0.82

Less Distributions:
Distributions from Net Investment Income	(0.20)		(0.44)	(0.50)	(0.56)	(0.48)	(0.38)	(0.18)		(0.41)	(0.47)	(0.53)	(0.46)	(0.36)
Distributions from Net Realized Gain	—		—	—	—	(0.15)	(0.13)	—		—	—	—	(0.15)	(0.13)
Total Distributions	(0.20)		(0.44)	(0.50)	(0.56)	(0.63)	(0.51)	(0.18)		(0.41)	(0.47)	(0.53)	(0.61)	(0.49)
Net Asset Value, End of Period	$10.84		$10.50	$9.68	$10.23	$10.48	$11.03	$10.84		$10.50	$9.68	$10.23	$10.48	$11.03
Total Return	5.16%	[2]	13.19%	(0.48)%	2.90%	0.95%	8.04%	5.03%	[2]	12.91%	(0.73)%	2.64%	0.69%	7.78%

Supplemental Data:
Net Assets, End of Period (000’s)	$996,385		$775,961	$548,221	$539,542	$331,790	$620,479	$214,873		$231,087	$201,290	$233,347	$183,977	$167,750
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.88%	[3]	0.92%	0.90%	0.90%	0.92%	0.91%	1.13%	[3]	1.17%	1.15%	1.15%	1.17%	1.16%
Expenses After Investment Advisory Fees (Waived)	0.88%	[3]	0.92%	0.90%	0.90%	0.92%	0.91%	1.13%	[3]	1.17%	1.15%	1.15%	1.17%	1.16%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.88%	[3]	0.92%	0.90%	0.90%	0.92%	0.91%	1.13%	[3]	1.17%	1.15%	1.15%	1.17%	1.16%
Net Investment Income (Loss)	3.68%	[3]	4.28%	4.92%	5.20%	4.40%	3.53%	3.47%	[3]	4.03%	4.67%	4.95%	4.25%	3.30%
Portfolio Turnover Rate	51%	[2]	108%	75%	67%	79%	105%	51%	[2]	108%	75%	67%	79%	105%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	123

Financial Highlights (Cont.)

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	Class I		Class I	Class I	Class I	Class I	Class I	Class A		Class A	Class A	Class A	Class A	Class A

Net Asset Value, Beginning of Period	$9.84		$8.85	$9.81	$10.10	$9.96	$10.03	$9.81		$8.83	$9.78	$10.07	$9.95	$10.02

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.12		0.18	0.24	0.28	0.18	0.31	0.10		0.15	0.22	0.26	0.12	0.29
Net Gain (Loss) on Investments (Realized and Unrealized)	0.47		1.09	(0.65)	0.32	0.18	(0.06)	0.47		1.09	(0.65)	0.32	0.19	(0.06)
Total from Investment Operations	0.59		1.27	(0.41)	0.60	0.36	0.25	0.57		1.24	(0.43)	0.58	0.31	0.23

Less Distributions:
Distributions from Net Investment Income	(0.14)		(0.28)	(0.44)	(0.40)	(0.22)	(0.32)	(0.12)		(0.26)	(0.41)	(0.38)	(0.19)	(0.30)
Distributions from Net Realized Gain	—		—	(0.11)	(0.49)	—	—	—		—	(0.11)	(0.49)	—	—
Total Distributions	(0.14)		(0.28)	(0.55)	(0.89)	(0.22)	(0.32)	(0.12)		(0.26)	(0.52)	(0.87)	(0.19)	(0.30)
Net Asset Value, End of Period	$10.29		$9.84	$8.85	$9.81	$10.10	$9.96	$10.26		$9.81	$8.83	$9.78	$10.07	$9.95
Total Return[4]	5.98%	[2]	14.63%	(4.29)%	6.22%	3.65%	2.49%	5.87%	[2]	14.27%	(4.42)%	5.96%	3.28%	2.19%

Supplemental Data:
Net Assets, End of Period (000’s)	$61,372		$49,380	$42,075	$42,796	$66,292	$105,114	$140,910		$119,435	$113,806	$84,307	$96,734	$159,714
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.13%	[3]	1.21%	1.25%	1.30%	1.33%	1.45%	1.38%	[3]	1.46%	1.50%	1.55%	1.58%	1.70%
Expenses After Investment Advisory Fees (Waived)	1.02%	[3]	1.10%	1.12%	1.09%	1.26%	1.35%	1.27%	[3]	1.35%	1.37%	1.34%	1.51%	1.60%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.01%	[3]	1.09%	1.07%	0.99%	1.13%	1.10%	1.26%	[3]	1.34%	1.32%	1.24%	1.38%	1.35%
Net Investment Income (Loss)	2.32%	[3]	1.87%	2.72%	2.87%	1.67%	3.11%	2.06%	[3]	1.62%	2.47%	2.66%	1.01%	2.48%
Portfolio Turnover Rate	50%	[2]	59%	56%	86%	150%	88%	50%	[2]	59%	56%	86%	150%	88%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.
[4]	Total return does not include the effects of sales charges for Class A.

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Bond Fund
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.04		$9.99	$10.14	$10.19	$10.21	$10.16	$10.03		$9.99	$10.13	$10.18	$10.20	$10.15

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.10		0.24	0.22	0.22	0.15	0.20	0.09		0.20	0.21	0.19	0.13	0.17
Net Gain (Loss) on Investments (Realized and Unrealized)	0.05		0.06	(0.12)	(0.04)	—	0.09	0.05		0.06	(0.12)	(0.04)	—	0.09
Total from Investment Operations	0.15		0.30	0.10	0.18	0.15	0.29	0.14		0.26	0.09	0.15	0.13	0.26

Less Distributions:
Distributions from Net Investment Income	(0.12)		(0.25)	(0.25)	(0.23)	(0.17)	(0.24)	(0.11)		(0.22)	(0.23)	(0.20)	(0.15)	(0.21)
Total Distributions	(0.12)		(0.25)	(0.25)	(0.23)	(0.17)	(0.24)	(0.11)		(0.22)	(0.23)	(0.20)	(0.15)	(0.21)
Net Asset Value, End of Period	$10.07		$10.04	$9.99	$10.14	$10.19	$10.21	$10.06		$10.03	$9.99	$10.13	$10.18	$10.20
Total Return	1.55%	[2]	2.99%	1.00%	1.76%	1.51%	2.88%	1.42%	[2]	2.64%	0.85%	1.51%	1.26%	2.64%

Supplemental Data:
Net Assets, End of Period (000’s)	$3,731,264		$2,756,498	$1,722,942	$1,166,438	$851,771	$375,840	$1,481,899		$1,540,448	$1,162,303	$1,148,730	$1,062,088	$237,727
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.42%	[3]	0.43%	0.43%	0.45%	0.48%	0.53%	0.67%	[3]	0.68%	0.68%	0.70%	0.73%	0.78%
Expenses After Investment Advisory Fees (Waived)	0.41%	[3]	0.42%	0.42%	0.44%	0.48%	0.53%	0.66%	[3]	0.67%	0.67%	0.69%	0.73%	0.78%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.41%	[3]	0.42%	0.43%	0.46%	0.47%	0.47%	0.66%	[3]	0.67%	0.68%	0.71%	0.72%	0.72%
Net Investment Income (Loss)	2.06%	[3]	2.25%	2.30%	2.16%	1.46%	1.98%	1.81%	[3]	2.00%	2.05%	1.90%	1.30%	1.70%
Portfolio Turnover Rate	38%	[2]	69%	66%	61%	53%	71%	38%	[2]	69%	66%	61%	53%	71%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	125

Financial Highlights (Cont.)

	DoubleLine Floating Rate Fund
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]		Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]
	Class I		Class I	Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.90		$9.77	$10.14	$10.15	$10.08	$10.00		$9.92		$9.79	$10.16	$10.16	$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[2]	0.19		0.35	0.36	0.34	0.27	—		0.18		0.33	0.34	0.32	0.25	—
Net Gain (Loss) on Investments (Realized and Unrealized)	0.01		0.13	(0.36)	—	0.04	0.08		0.01		0.13	(0.36)	—	0.05	0.08
Total from Investment Operations	0.20		0.48	—	0.34	0.31	0.08		0.19		0.46	(0.02)	0.32	0.30	0.08

Less Distributions:
Distributions from Net Investment Income	(0.19)		(0.35)	(0.37)	(0.34)	(0.24)	—		(0.18)		(0.33)	(0.35)	(0.31)	(0.22)	—
Distributions from Net Realized Gain	—		—	—	(0.01)	—	—		—		—	—	(0.01)	—	—
Total Distributions	(0.19)		(0.35)	(0.37)	(0.35)	(0.24)	—		(0.18)		(0.33)	(0.35)	(0.32)	(0.22)	—
Net Asset Value, End of Period	$9.91		$9.90	$9.77	$10.14	$10.15	$10.08		$9.93		$9.92	$9.79	$10.16	$10.16	$10.08
Total Return	2.05%	[3]	4.99%	0.02%	3.36%	3.07%	0.80%	[3]	1.92%	[3]	4.73%	(0.23)%	3.19%	2.93%	0.80%	[3]

Supplemental Data:
Net Assets, End of Period (000’s)	$344,024		$297,060	$229,612	$310,368	$276,737	$63,436		$133,459		$130,944	$72,281	$51,103	$104,320	$10
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.66%	[4]	0.68%	0.65%	0.67%	0.73%	2.01%	[4]	0.91%	[4]	0.93%	0.90%	0.92%	0.98%	2.26%	[4]
Expenses After Investment Advisory Fees (Waived)	0.66%	[4]	0.68%	0.65%	0.67%	0.73%	2.01%	[4]	0.91%	[4]	0.93%	0.90%	0.92%	0.98%	2.26%	[4]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.66%	[4]	0.68%	0.65%	0.70%	0.73%	0.75%	[4]	0.91%	[4]	0.93%	0.90%	0.95%	0.98%	1.00%	[4]
Net Investment Income (Loss)	3.86%	[4]	3.60%	3.70%	3.35%	2.68%	(0.13)%	[4]	3.61%	[4]	3.35%	3.45%	3.06%	2.68%	(0.13)%	[4]
Portfolio Turnover Rate	43%	[3]	106%	70%	84%	66%	20%	[3]	43%	[3]	106%	70%	84%	66%	20%	[3]

[1]	Commencement of operations on February 1, 2013.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced CAPE®
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]		Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]
	Class I		Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$14.76		$12.32	$12.13	$10.68	$10.00		$14.75		$12.31	$12.12	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.17		0.27	0.32	0.34	0.11		0.15		0.24	0.29	0.30	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	0.79		2.72	0.40	1.45	0.67		0.79		2.72	0.40	1.45	0.67
Total from Investment Operations	0.96		2.99	0.72	1.79	0.78		0.94		2.96	0.69	1.75	0.77

Less Distributions:
Distributions from Net Investment Income	(0.17)		(0.28)	(0.34)	(0.34)	(0.10)		(0.15)		(0.25)	(0.31)	(0.31)	(0.09)
Distributions from Net Realized Gain	—		(0.27)	(0.19)	— [5]	—		—		(0.27)	(0.19)	— [5]	—
Total Distributions	(0.17)		(0.55)	(0.53)	(0.34)	(0.10)		(0.15)		(0.52)	(0.50)	(0.31)	(0.09)
Net Asset Value, End of Period	$15.55		$14.76	$12.32	$12.13	$10.68		$15.54		$14.75	$12.31	$12.12	$10.68
Total Return	6.53%	[2]	24.75%	6.09%	16.96%	7.83%	[2]	6.40%	[2]	24.48%	5.84%	16.60%	7.73%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$3,487,023		$2,432,725	$673,308	$301,580	$30,061		$979,944		$758,400	$186,985	$78,834	$10,714
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.54%	[3]	0.55%	0.63%	0.82%	4.98%	[3]	0.79%	[3]	0.80%	0.88%	1.07%	5.23%	[3]
Expenses After Investment Advisory Fees (Waived)	0.54%	[3]	0.55%	0.63%	0.79%	4.72%	[3]	0.79%	[3]	0.80%	0.88%	1.04%	4.97%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.54%	[3]	0.60%	0.63%	0.62%	0.39%	[3]	0.79%	[3]	0.85%	0.88%	0.87%	0.64%	[3]
Net Investment Income (Loss)	2.15%	[3]	2.01%	2.66%	2.89%	2.64%	[3]	1.89%	[3]	1.76%	2.41%	2.63%	2.35%	[3]
Portfolio Turnover Rate	42%	[2]	68%	67%	68%	120%	[2]	42%	[2]	68%	67%	68%	120%	[2]

[1]	Commencement of operations on October 31, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	127

Financial Highlights (Cont.)

	DoubleLine Flexible Income Fund
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I		Class I	Class I	Class I		Class N		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.82		$9.55	$9.99	$10.00		$9.82		$9.55	$9.99	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.19		0.32	0.36	0.42		0.17		0.30	0.34	0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	0.10		0.29	(0.40)	(0.04)		0.10		0.29	(0.40)	(0.04)
Total from Investment Operations	0.29		0.61	(0.04)	0.38		0.27		0.59	(0.06)	0.36

Less Distributions:
Distributions from Net Investment Income	(0.20)		(0.34)	(0.40)	(0.39)		(0.19)		(0.32)	(0.38)	(0.37)
Total Distributions	(0.20)		(0.34)	(0.40)	(0.39)		(0.19)		(0.32)	(0.38)	(0.37)
Net Asset Value, End of Period	$9.91		$9.82	$9.55	$9.99		$9.90		$9.82	$9.55	$9.99
Total Return	2.98%	[2]	6.48%	(0.43)%	3.85%	[2]	2.75%	[2]	6.23%	(0.66)%	3.63%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$782,122		$593,153	$160,590	$57,511		$185,178		$147,095	$62,880	$27,417
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.75%	[3]	0.80%	0.87%	1.33%	[3]	1.00%	[3]	1.05%	1.12%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.73%	[3]	0.76%	0.82%	1.27%	[3]	0.98%	[3]	1.01%	1.07%	1.52%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.80%	[3]	0.76%	0.77%	0.76%	[3]	1.05%	[3]	1.01%	1.02%	1.01%	[3]
Net Investment Income (Loss)	3.67%	[3]	3.36%	3.75%	4.26%	[3]	3.42%	[3]	3.11%	3.50%	4.08%	[3]
Portfolio Turnover Rate	24%	[2]	58%	42%	55%	[2]	24%	[2]	58%	42%	55%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I		Class I	Class I	Class I		Class N		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.85		$9.59	$9.83	$10.00		$9.86		$9.60	$9.84	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.13		0.29	0.33	0.37		0.12		0.27	0.31	0.35
Net Gain (Loss) on Investments (Realized and Unrealized)	0.10		0.27	(0.23)	(0.17)		0.10		0.27	(0.23)	(0.17)
Total from Investment Operations	0.23		0.56	0.10	0.20		0.22		0.54	0.08	0.18

Less Distributions:
Distributions from Net Investment Income	(0.14)		(0.29)	(0.34)	(0.36)		(0.13)		(0.27)	(0.32)	(0.33)
Distributions from Net Realized Gain	(0.01)		(0.01)	—	(0.01)		(0.01)		(0.01)	—	(0.01)
Total Distributions	(0.15)		(0.30)	(0.34)	(0.37)		(0.14)		(0.28)	(0.32)	(0.34)
Net Asset Value, End of Period	$9.93		$9.85	$9.59	$9.83		$9.94		$9.86	$9.60	$9.84
Total Return	2.42%	[2]	5.95%	1.06%	1.92%	[2]	2.27%	[2]	5.69%	0.82%	1.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$143,992		$133,047	$66,797	$64,891		$61,019		$216,718	$118,802	$79,419
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.95%	[3]	0.74%	0.84%	0.91%	[3]	1.18%	[3]	0.99%	1.09%	1.16%	[3]
Expenses After Investment Advisory Fees (Waived)	0.95%	[3]	0.74%	0.84%	0.91%	[3]	1.18%	[3]	0.99%	1.09%	1.16%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.59%	[3]	0.59%	0.59%	0.59%	[3]	0.83%	[3]	0.84%	0.84%	0.84%	[3]
Net Investment Income (Loss)	2.62%	[3]	3.03%	3.44%	3.80%	[3]	2.34%	[3]	2.78%	3.19%	3.58%	[3]
Portfolio Turnover Rate	21%	[2]	61%	39%	21%	[2]	21%	[2]	61%	39%	21%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	129

Financial Highlights (Cont.)

	DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I		Class I	Class I	Class I		Class N		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.79		$10.40	$10.43	$10.00		$9.78		$10.39	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.17		0.32	0.29	0.10		0.16		0.29	0.26	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	0.16		(0.60)	(0.02)	0.41		0.16		(0.60)	(0.02)	0.41
Total from Investment Operations	0.33		(0.28)	0.27	0.51		0.32		(0.31)	0.24	0.50

Less Distributions:
Distributions from Net Investment Income	(0.17)		(0.33)	(0.29)	(0.08)		(0.16)		(0.30)	(0.26)	(0.08)
Distributions from Net Realized Gain	—		—	(0.01)	—		—		—	(0.01)	—
Total Distributions	(0.17)		(0.33)	(0.30)	(0.08)		(0.16)		(0.30)	(0.27)	(0.08)
Net Asset Value, End of Period	$9.95		$9.79	$10.40	$10.43		$9.94		$9.78	$10.39	$10.42
Total Return	3.37%	[2]	(2.82)%	2.76%	5.15%	[2]	3.24%	[2]	(3.08)%	2.51%	4.99%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$53,002		$50,465	$56,843	$56,240		$10,517		$11,276	$25,763	$19,572
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.80%	[3]	0.76%	0.84%	1.33%	[3]	1.05%	[3]	1.01%	1.09%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.80%	[3]	0.76%	0.84%	1.33%	[3]	1.05%	[3]	1.01%	1.09%	1.58%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	[3]	0.65%	0.65%	0.65%	[3]	0.90%	[3]	0.90%	0.90%	0.90%	[3]
Net Investment Income (Loss)	3.4%	[3]	3.13%	2.87%	3.02%	[3]	3.13%	[3]	2.79%	2.62%	3.00%	[3]
Portfolio Turnover Rate	12%	[2]	94%	52%	72%	[2]	12%	[2]	94%	52%	72%	[2]

[1]	Commencement of operations on December 15, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Strategic Commodity Fund (Consolidated)
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Period Ended March 31, 2016[1]		Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Period Ended March 31, 2016[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$9.33		$8.69	$10.00		$9.28		$8.67	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	(0.01)		(0.06)	(0.07)		(0.02)		(0.09)	(0.09)
Net Gain (Loss) on Investments (Realized and Unrealized)	0.25		0.75	(1.24)		0.25		0.75	(1.24)
Total from Investment Operations	0.24		0.69	(1.31)		0.23		0.66	(1.33)

Less Distributions:
Distributions from Net Investment Income	—		(0.05)	—		—		(0.05)	—
Distributions from Net Realized Gain	—		—	—	[5]	—		—	—	[5]
Total Distributions	—		(0.05)	—	[5]	—		(0.05)	—	[5]
Net Asset Value, End of Period	$9.57		$9.33	$8.69		$9.51		$9.28	$8.67
Total Return	2.57%	[2]	7.93%	(13.07)%	[2]	2.48%	[2]	7.55%	(13.27)%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$21,773		$22,243	$27,997		$7,429		$6,540	$1,421
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.61%	[3]	1.77%	4.42%	[3]	1.86%	[3]	2.23%	4.67%	[3]
Expenses After Investment Advisory Fees (Waived)	1.61%	[3]	1.77%	4.42%	[3]	1.86%	[3]	2.23%	4.67%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.10%	[3]	1.10%	1.06%	[3]	1.35%	[3]	1.35%	1.31%	[3]
Net Investment Income (Loss)	(0.25)%	[3]	(0.75)%	(1.05)%	[3]	(0.49)%	[3]	(1.00)%	(1.30)%	[3]
Portfolio Turnover Rate	0%	[2]	0%	0%	[2]	0%	[2]	0%	0%	[2]

[1] Commencement	of operations on May 18, 2015.
[2] Not	annualized.
[3] Annualized.
[4] Calculated	based on average shares outstanding during the period.
[5] Less	than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	131

Financial Highlights (Cont.)

	DoubleLine Global Bond Fund
	Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Period Ended March 31, 2016[1]		Period Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Period Ended March 31, 2016[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$10.04		$10.49	$10.00		$10.02		$10.49	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.03		0.05	0.02		0.03		0.02	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	0.52		(0.47)	0.49		0.52		(0.47)	0.49
Total from Investment Operations	0.55		(0.42)	0.51		0.55		(0.45)	0.51

Less Distributions:
Distributions from Net Investment Income	(0.07)		(0.02)	(0.02)		(0.06)		(0.01)	(0.02)
Distributions from Return of Capital	—		(0.01)	—		—		(0.01)	—
Total Distributions	(0.07)		(0.03)	(0.02)		(0.06)		(0.02)	(0.02)
Net Asset Value, End of Period	$10.52		$10.04	$10.49		$10.51		$10.02	$10.49
Total Return	5.48%	[2]	(4.00)%	5.11%	[2]	5.46%	[2]	(4.31)%	5.07%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$589,257		$475,328	$94,631		$24,284		$24,058	$41,937
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.56%	[3]	0.66%	1.29%	[3]	0.81%	[3]	0.91%	1.54%	[3]
Expenses After Investment Advisory Fees (Waived)	0.56%	[3]	0.66%	1.29%	[3]	0.81%	[3]	0.91%	1.54%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.56%	[3]	0.66%	0.70%	[3]	0.81%	[3]	0.91%	0.95%	[3]
Net Investment Income (Loss)	0.83%	[3]	0.52%	0.83%	[3]	0.58%	[3]	0.20%	0.58%	[3]
Portfolio Turnover Rate	14%	[2]	57%	13%	[2]	14%	[2]	57%	13%	[2]

[1]	Commencement of operations on December 17, 2015
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

132	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Infrastructure Income Fund
	Period Ended September 30, 2017 (Unaudited)		Period Ended March 31, 2017[1]		Period Ended September 30, 2017 (Unaudited)		Period Ended March 31, 2017[1]
	Class I		Class I		Class N		Class N

Net Asset Value, Beginning of Period	$10.07		$10.00		$10.06		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.16		0.29		0.15		0.26
Net Gain (Loss) on Investments (Realized and Unrealized)	0.16		0.01		0.16		0.01
Total from Investment Operations	0.32		0.30		0.31		0.27

Less Distributions:
Distributions from Net Investment Income	(0.16)		(0.23)		(0.15)		(0.21)
Distributions from Net Realized Gain	—		—	[5]	—		—	[5]
Total Distributions	(0.16)		(0.23)		(0.15)		(0.21)
Net Asset Value, End of Period	$10.23		$10.07		$10.22		$10.06
Total Return	3.23%	[2]	3.11%	[2]	3.13%	[2]	2.76%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$504,616		$392,117		$17,097		$567
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.56%	[3]	0.77%	[3]	0.81%	[3]	1.50%	[3]
Expenses After Investment Advisory Fees (Waived)	0.56%	[3]	0.77%	[3]	0.81%	[3]	1.50%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.56%	[3]	0.64%	[3]	0.81%	[3]	0.89%	[3]
Net Investment Income (Loss)	3.23%	[3]	2.78%	[3]	2.83%	[3]	2.53%	[3]
Portfolio Turnover Rate	19%	[2]	43%	[2]	19%	[2]	43%	[2]

[1]	Commencement of operations on April 1, 2016
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	133

Financial Highlights (Cont.)

	DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2017 (Unaudited)		Period Ended March 31, 2017[1]		Period Ended September 30, 2017 (Unaudited)		Period Ended March 31, 2017[1]
	Class I		Class I		Class N		Class N

Net Asset Value, Beginning of Period	$10.01		$10.00		$10.02		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.06		0.03		0.04		0.01
Net Gain (Loss) on Investments (Realized and Unrealized)	0.01		0.01		0.01		0.01
Total from Investment Operations	0.07		0.04		0.05		0.02

Less Distributions:
Distributions from Net Investment Income	(0.05)		(0.03)		(0.03)		—
Total Distributions	(0.05)		(0.03)		(0.03)		—
Net Asset Value, End of Period	$10.03		$10.01		$10.04		$10.02
Total Return	0.68%	[2]	0.36%	[2]	0.54%	[2]	0.20%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$102,216		$8,294		$170		$125
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.37%	[3]	4.87%	[3]	0.85%	[3]	5.42%	[3]
Expenses After Investment Advisory Fees (Waived)	0.37%	[3]	4.87%	[3]	0.85%	[3]	5.42%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.30%	[3]	0.35%	[3]	0.54%	[3]	0.60%	[3]
Net Investment Income (Loss)	1.03%	[3]	0.42%	[3]	0.75%	[3]	0.11%	[3]
Portfolio Turnover Rate	71%	[2]	79%	[2]	71%	[2]	79%	[2]

[1]	Commencement of operations on June 30, 2016
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

134	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	Doubleline Shiller Enhanced International CAPE®
	Period Ended September 30, 2017 (Unaudited)		Period Ended March 31, 2017[1]		Period Ended September 30, 2017 (Unaudited)		Period Ended March 31, 2017[1]
	Class I		Class I		Class N		Class N

Net Asset Value, Beginning of Period	$10.86		$10.00		$10.86		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.09		0.03		0.07		0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	1.33		0.85		1.33		0.85
Total from Investment Operations	1.42		0.88		1.40		0.87

Less Distributions:
Distributions from Net Investment Income	(0.18)		(0.02)		(0.16)		(0.01)
Total Distributions	(0.18)		(0.02)		(0.16)		(0.01)
Net Asset Value, End of Period	$12.10		$10.86		$12.10		$10.86
Total Return	13.12%	[2]	8.76%	[2]	13.00%	[2]	8.72%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$76,978		$19,384		$39,936		$11,499
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.18%	[3]	7.10%	[3]	1.44%	[3]	4.93%	[3]
Expenses After Investment Advisory Fees (Waived)	1.18%	[3]	7.10%	[3]	1.44%	[3]	4.93%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.64%	[3]	0.64%	[3]	0.89%	[3]	0.89%	[3]
Net Investment Income (Loss)	1.53%	[3]	0.72%	[3]	1.27%	[3]	0.58%	[3]
Portfolio Turnover Rate	51%	[2]	38%	[2]	51%	[2]	38%	[2]

[1]	Commencement of operations on December 23, 2016
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2017	135

Notes to Financial Statements	(Unaudited) September 30, 2017

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 16 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund and DoubleLine Shiller Enhanced International CAPE® (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate semi-annual report.

The Funds’ investment objectives and commencement of operations of each share class are as follows:

Commencement of Operations
Fund Name	Investment Objective	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—
DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—
DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010
DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—
DoubleLine Floating Rate Fund	Seek high level of current income	2/1/2013	2/1/2013	—
DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—
DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—
DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—
DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—
DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—
DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—
DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—
DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

136	DoubleLine Funds Trust

(Unaudited) September 30, 2017

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

Semi-Annual Report	September 30, 2017	137

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of September 30, 20171:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Investments in Securities
Level 1
Money Market Funds	$864,906,930	$525,141,549	$20,661,519	$21,261,432	$69,011,299	$65,943,359
Affiliated Mutual Funds	—	964,100,215	—	59,452,680	49,650,000	—
Exchange Traded Funds and Common Stock	—	3,223,897	3,998,706	50,145,850	1,563,254	—
Real Estate Investment Trusts	—	—	—	8,421,693	—	—
Purchased Options	—	—	—	591,200	—	—
Total Level 1	864,906,930	1,492,465,661	24,660,225	139,872,855	120,224,553	65,943,359
Level 2
US Government / Agency Mortgage Backed Obligations	26,649,164,156	1,294,674,202	—	5,999,980	70,828,411	—
Non-Agency Residential Collateralized Mortgage Obligations	12,739,537,554	948,829,082	—	13,792,530	644,891,473	—
Non-Agency Commercial Mortgage Backed Obligations	3,630,594,105	636,799,738	—	—	747,750,048	—
Other Short Term Investments	2,833,800,656	250,493,985	—	13,993,983	83,349,962	—
US Government and Agency Obligations	2,597,705,710	1,963,852,694	—	—	430,456,278	—
Collateralized Loan Obligations	2,221,199,003	271,184,341	—	7,531,182	873,035,646	5,007,513
Asset Backed Obligations	1,490,177,173	182,970,309	—	21,346,397	513,847,570	—
Commercial Paper	148,733,544	—	—	—	—	—
US Corporate Bonds	76,464,796	1,260,169,160	—	—	413,172,417	13,460,630
Foreign Corporate Bonds	24,329,158	820,864,638	877,851,549	—	807,142,809	1,061,250
Bank Loans	—	272,557,228	—	—	320,062,369	434,095,363
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	231,640,645	318,051,501	—	187,287,252	—
Municipal Bonds	—	5,030,598	—	1,218,750	—	—
Warrants	—	3,355	—	—	—	—
Total Level 2	52,411,705,855	8,139,069,975	1,195,903,050	63,882,822	5,091,824,235	453,624,756
Level 3				.
Non-Agency Residential Collateralized Mortgage Obligations	131,936,943	—	—	—	2,447,357	—
Asset Backed Obligations	37,645,594	—	—	—	1,651,123	—
Collateralized Loan Obligations	16,640,297	—	—	—	—	—
Total Level 3	186,222,834	—	—	—	4,098,480	—
Total	$53,462,835,619	$9,631,535,636	$1,220,563,275	$203,755,677	$5,216,147,268	$519,568,115
Other Financial Instruments
Level 1
Futures Contracts	$—	$—	$—	$710,932	$—	$—
Total Level 1	—	—	—	710,932	—	—
Level 2
Total Return Swaps	—	—	—	1,244,901	—	—
Forward Currency Exchange Contracts	—	—	—	63,192	—	—
Interest Rate Swaps	—	—	—	10,830	—	—
Credit Default Swaps	—	—	—	(212,237)	—	—
Total Level 2	—	—	—	1,106,686	—	—
Level 3	—	—	—	—	—	—
Total	$—	$—	$—	$1,817,618	$—	$—

138	DoubleLine Funds Trust

(Unaudited) September 30, 2017

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Investments in Securities
Level 1
Money Market Funds	$203,676,245	$107,516,165	$1,485,185	$519,303	$3,764,982	$42,555,328
Affiliated Mutual Funds	100,099,800	37,260,294	—	—	—	—
Exchange Traded Funds and Common Stock	166,075	162,943	445,695	—	—	—
Total Level 1	303,942,120	144,939,402	1,930,880	519,303	3,764,982	42,555,328
Level 2
US Government and Agency Obligations	607,666,544	40,886,826	—	12,118,011	—	141,694,788
Collateralized Loan Obligations	564,522,554	125,881,691	—	—	—	—
Non-Agency Residential Collateralized Mortgage Obligations	551,263,975	222,721,453	—	—	—	—
Non-Agency Commercial Mortgage Backed Obligations	526,407,518	93,981,750	—	—	—	—
Foreign Corporate Bonds	361,220,442	120,021,100	153,360,631	—	—	—
Bank Loans	336,290,011	90,170,243	—	—	—	—
Asset Backed Obligations	306,524,240	44,332,405	—	—	—	—
US Corporate Bonds	303,153,421	52,703,057	—	—	—	—
Other Short Term Investments	193,653,573	—	—	—	25,871,536	—
US Government / Agency Mortgage Backed Obligations	138,087,448	4,119,982	—	50,598,924	—	—
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	77,986,739	41,337,917	47,915,797	—	—	422,724,965
Warrants	—	140	—	—	—	—
Total Level 2	3,966,776,465	836,156,564	201,276,428	62,716,935	25,871,536	564,419,753
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	1,632,957	1,657,557	—	—	—	—
Non-Agency Commercial Mortgage Backed Obligations	—	1,051,811	—	—	—	—
Asset Backed Obligations	—	330,225	—	—	—	—
Total Level 3	1,632,957	3,039,593	—	—	—	—
Total	$4,272,351,542	$984,135,559	$203,207,308	$63,236,238	$29,636,518	$606,975,081
Other Financial Instruments
Level 1	$—	$—	$—	$—	$—	$—
Total Level 1	—	—	—	—	—	—
Level 2
Total Return Swaps	241,717,301	—	—	—	—	—
Excess Return Swaps	—	—	—	—	(341,368)	—
Forward Currency Exchange Contracts	—	—	—	—	—	102,529
Total Level 2	241,717,301	—	—	—	(341,368)	102,529
Level 3	—	—	—	—	—	—
Total	$241,717,301	$—	$—	$—	$(341,368)	$102,529

Semi-Annual Report	September 30, 2017	139

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Investments in Securities
Level 1
Money Market Funds	$37,005,982	$2,417,094	$18,021,507
Affiliated Mutual Funds	—	—	6,506,566
Total Level 1	37,005,982	2,417,094	24,528,073
Level 2
Asset Backed Obligations	173,464,072	—	16,888,815
US Corporate Bonds	170,404,490	26,771,454	7,653,726
Foreign Corporate Bonds	118,923,683	16,975,231	9,274,330
US Government and Agency Obligations	9,908,008	—	19,036,082
Commercial Paper	—	56,615,411	—
Other Short Term Investments	—	1,547,260	—
Collateralized Loan Obligations	—	—	18,510,708
Non-Agency Residential Collateralized Mortgage Obligations	—	—	15,553,177
US Government / Agency Mortgage Backed Obligations	—	—	2,178,315
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	—	1,915,850
Total Level 2	472,700,253	101,909,356	91,011,003
Level 3
Foreign Corporate Bonds	10,505,544	—	—
Total Level 3	10,505,544	—	—
Total	$520,211,779	$104,326,450	$115,539,076
Other Financial Instruments
Level 1	$—	$—	$—
Total Level 1	—	—	—
Level 2
Total Return Swaps	—	—	1,223,142
Forward Currency Exchange Contracts	—	—	(1,181,995)
Total Level 2	—	—	41,147
Level 3	—	—	—
Total	$—	$—	$41,147

See the Schedules of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended September 30, 2017.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Infrastructure Income Fund	Balance as of 3/31/2017	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Balance as of 9/30/2017	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2017[3]
Investments in Securities
Foreign Corporate Bonds	$—	$—	$—	$—	$—	$—	$10,505,544	$—	$10,505,544	$—
Total	$—	$—	$—	$—	$—	$—	$10,505,544	$—	$10,505,544	$—

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at September 30, 2017 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]	Transfers between Level 3 and Level 2 were due to a change in observable and/or unobservable inputs from the prior fiscal year end.

140	DoubleLine Funds Trust

(Unaudited) September 30, 2017

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Infrastructure Income Fund	Fair Value as of 9/30/2017 *	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Foreign Corporate Bonds	$10,505,544	Market Comparables	Market Quotes	$102.38	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2017, 2016 and 2015 for the Funds, are those that are open for exam by taxing authorities. As of September 30, 2017, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2017. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund and the DoubleLine Global Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund and the DoubleLine Global Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Semi-Annual Report	September 30, 2017	141

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading (except that the Funds, other than DoubleLine Strategic Commodity Fund, do not calculate their NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

I. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

J. Basis for Consolidation The DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. and DoubleLine Strategic Commodity Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of September 30, 2017, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)
Commencement of Operations	6/15/2011	5/18/2015
Fund Net Assets	202,281,889	29,202,427
Subsidiary % of Fund Net Assets	5.79%	21.37%
Subsidiary Financial Statement Information
Net Assets	11,709,402	6,239,621
Total Income	45,971	25,172
Net Realized Gain/(Loss)	579,052	(742,110)

K. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

DoubleLine Capital LP and DoubleLine Alternatives LP (formerly DoubleLine Commodity LP) (each, an “Adviser” and, collectively, the “Advisers”), provide the Funds with investment management services under Investment Management Agreements (the

142	DoubleLine Funds Trust

(Unaudited) September 30, 2017

“Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of DoubleLine Shiller Enhanced International CAPE®, each Fund’s expense limitation is expected to apply until at least July 31, 2018. DoubleLine Shiller Enhanced International CAPE®’s expense limitation is expected to apply until at least December 21, 2018. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps
	Advisory Fee	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A
DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A
DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%
DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A
DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A
DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A
DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A
DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A
DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A
DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Ultra Short Bond Fund	0.15%	0.30%	0.55%	N/A
DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A

Other than described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed or the fees were waived.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,
	2018	2019	2020	2021
DoubleLine Multi-Asset Growth Fund (Consolidated)	$133,348	$68,149	$21,559	$9,526
DoubleLine Flexible Income Fund	—	494	37,456	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	302,278	432,477	443,142	365,088
DoubleLine Long Duration Total Return Bond Fund	130,444	134,851	80,395	50,076
DoubleLine Strategic Commodity Fund (Consolidated)	—	526,045	183,840	70,033
DoubleLine Global Bond Fund	—	132,643	13,273	—
DoubleLine Infrastructure Income Fund	—	—	172,344	—
DoubleLine Ultra Short Bond Fund	—	—	220,735	27,836
DoubleLine Shiller Enhanced International CAPE®	—	—	171,882	201,427

For the period ended September 30, 2017, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Flexible Income Fund	$295,715

Semi-Annual Report	September 30, 2017	143

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the period ended September 30, 2017.

DoubleLine Core Fixed Income Fund	$2,262,078
DoubleLine Multi-Asset Growth Fund (Consolidated)	106,359
DoubleLine Low Duration Bond Fund	124,192
DoubleLine Shiller Enhanced CAPE®	59,625
DoubleLine Flexible Income Fund	80,390
DoubleLine Shiller Enhanced International CAPE®	2,231
As of September 30, 2017, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Affiliated Fund Owner
DoubleLine Long Duration Total Return Bond Fund	78%	DoubleLine Core Fixed Income Fund
DoubleLine Global Bond Fund	76%	DoubleLine Core Fixed Income Fund
DoubleLine Infrastructure Income Fund	86%	DoubleLine Core Fixed Income Fund
DoubleLine Global Bond Fund	6%	DoubleLine Flexible Income Fund
DoubleLine Low Duration Emerging Markets Fixed Income Fund	24%	DoubleLine Low Duration Bond Fund
DoubleLine Ultra Short Bond Fund	98%	DoubleLine Shiller Enhanced CAPE®

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of September 30, 2017:

% Owned
DoubleLine Multi-Asset Growth Fund (Consolidated)	74%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund each impose redemption fees. Redemption fees are paid to and retained by the Funds to limit the opportunity to market time these Funds and to help offset estimated portfolio transaction costs and other related costs incurred by the Funds as a result of short-term trading. Subject to the exceptions discussed in the Funds’ prospectus, the Funds will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

144	DoubleLine Funds Trust

(Unaudited) September 30, 2017

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investment and in-kind transactions) for the period ended September 30, 2017 were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$4,753,652,587	$6,370,845,983	$—	$—
DoubleLine Core Fixed Income Fund	2,151,596,038	1,300,582,708	2,024,214,401	1,796,397,536
DoubleLine Emerging Markets Fixed Income Fund	727,909,808	549,929,363	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	113,507,838	68,380,091	—	—
DoubleLine Low Duration Bond Fund	2,151,667,543	1,213,272,134	295,021,844	466,253,047
DoubleLine Floating Rate Fund	224,422,811	183,727,364	—	—
DoubleLine Shiller Enhanced CAPE ®	1,852,995,493	748,312,083	414,113,820	544,393,043
DoubleLine Flexible Income Fund	346,121,777	191,356,678	8,389,780	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	54,522,021	171,952,742	—	—
DoubleLine Long Duration Total Return Bond Fund	695,990	42,944	8,085,152	7,364,149
DoubleLine Strategic Commodity Fund (Consolidated)	—	—	—	—
DoubleLine Global Bond Fund	121,398,645	62,620,377	22,256,531	13,661,116
DoubleLine Infrastructure Income Fund	161,863,033	82,819,263	9,907,813	—
DoubleLine Ultra Short Bond Fund	54,042,306	19,429,882	—	—
DoubleLine Selective Credit Fund	109,376,349	59,031,292	—	—
Doubleline Shiller Enhanced International CAPE®	79,572,950	13,148,285	19,644,622	13,415,095

Purchases and sales related to in-kind transactions for the DoubleLine Low Duration Emerging Markets Fixed Income Fund for the period ended September 30, 2017 were $0 and $127,291,182, respectively. There were no purchases and sales related to in-kind transactions for any of the other Funds.

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Period Ended September 30, 2017		Period Ended March 31, 2017
	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain	Return of Capital
DoubleLine Total Return Bond Fund	$955,559,463	$—	$2,129,609,201	$—	$—
DoubleLine Core Fixed Income Fund	131,740,034	—	208,702,087	—	—
DoubleLine Emerging Markets Fixed Income Fund	20,226,710	—	37,220,018	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	2,426,148	—	4,445,730	—	—
DoubleLine Low Duration Bond Fund	59,541,344	—	78,226,566	—	—
DoubleLine Floating Rate Fund	8,424,669	—	11,309,711	—	—
DoubleLine Shiller Enhanced CAPE®	44,646,359	—	34,848,113	32,243,835	—
DoubleLine Flexible Income Fund	17,313,285	—	13,385,086	—	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	2,970,177	285,277	8,729,899	—	—
DoubleLine Long Duration Total Return Bond Fund	1,091,990	—	2,214,049	—	—
DoubleLine Strategic Commodity Fund (Consolidated)	—	—	182,603	—	—
DoubleLine Global Bond Fund	3,932,399	—	396,978	—	284,109
DoubleLine Infrastructure Income Fund	7,662,206	—	3,490,928	—	—
DoubleLine Ultra Short Bond Fund	417,609	—	19,756	—	—
DoubleLine Shiller Enhanced International CAPE®	1,242,483	—	20,768	—	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

Semi-Annual Report	September 30, 2017	145

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of March 31, 2017, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Tax Cost of Investments	$55,255,328,567	$8,198,687,874	$1,039,906,753	$163,885,449	$4,503,370,739	$471,609,792
Gross Tax Unrealized Appreciation	1,382,110,137	85,396,878	16,619,026	9,883,389	19,653,027	2,648,975
Gross Tax Unrealized Depreciation	(2,234,387,436)	(125,257,544)	(44,945,515)	(14,974,139)	(31,733,251)	(1,442,262)
Net Tax Unrealized Appreciation (Depreciation)	(852,277,299)	(39,860,666)	(28,326,489)	(5,090,750)	(12,080,224)	1,206,713

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Tax Cost of Investments	$3,132,226,277	$777,746,162	$342,351,078	$62,423,491	$34,467,715	$492,424,716
Gross Tax Unrealized Appreciation	226,068,114	5,875,323	2,125,030	610,099	352,300	8,866,412
Gross Tax Unrealized Depreciation	(232,096,397)	(5,779,847)	(6,414,601)	(1,341,904)	(4,154,558)	(10,267,190)
Net Tax Unrealized Appreciation (Depreciation)	(6,028,283)	95,476	(4,289,571)	(731,805)	(3,802,258)	(1,400,778)

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Tax Cost of Investments	$412,055,370	$8,438,966	$32,757,670
Gross Tax Unrealized Appreciation	2,958,209	7,601	213,952
Gross Tax Unrealized Depreciation	(2,524,379)	(632)	(186,174)
Net Tax Unrealized Appreciation (Depreciation)	433,830	6,969	27,778

As of March 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Net Tax Unrealized Appreciation (Depreciation)	$(852,277,299)	$(39,860,666)	$(28,326,489)	$(5,090,750)	$(12,080,224)	$1,206,713
Undistributed Ordinary Income	44,303,185	5,643,509	872,343	3,813,664	2,482,218	694,902
Undistributed Long Term Capital Gains	—	—	—	—	—	—
Total Distributable Earnings	44,303,185	5,643,509	872,343	3,813,664	2,482,218	694,902
Other Accumulated Gains (Losses)	(1,865,693,326)	(42,894,753)	(12,875,520)	6,949,523	(21,969,484)	(9,452,924)
Total Accumulated Earnings (Losses)	(2,673,667,440)	(77,111,910)	(40,329,666)	5,672,437	(31,567,490)	(7,551,309)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Net Tax Unrealized Appreciation (Depreciation)	$(6,028,283)	$95,476	$(4,289,571)	$(731,805)	$(3,802,258)	$(1,400,778)
Undistributed Ordinary Income	20,314,438	591,840	627,097	171,965	3,650,661	—
Undistributed Long Term Capital Gains	103,257,701	—	128,299	—	—	—
Total Distributable Earnings	123,572,139	591,840	755,396	171,965	3,650,661	—
Other Accumulated Gains (Losses)	210,460,949	(2,812,335)	(121,226)	(1,487,121)	(1,750,313)	(3,811,221)
Total Accumulated Earnings (Losses)	328,004,805	(2,125,019)	(3,655,401)	(2,046,961)	(1,901,910)	(5,211,999)

146	DoubleLine Funds Trust

(Unaudited) September 30, 2017

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Net Tax Unrealized Appreciation (Depreciation)	$433,830	$6,969	$27,778
Undistributed Ordinary Income	959,057	2,175	584,568
Undistributed Long Term Capital Gains	—	—	—
Total Distributable Earnings	959,057	2,175	584,568
Other Accumulated Gains (Losses)	(848,633)	(13)	143,579
Total Accumulated Earnings (Losses)	544,254	9,131	755,925

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2017, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	1,814,355,048	Indefinite
DoubleLine Core Fixed Income Fund	37,550,909	Indefinite
DoubleLine Emerging Markets Fixed Income Fund	12,932,672	Indefinite
DoubleLine Low Duration Bond Fund	20,597,203	Indefinite
DoubleLine Floating Rate Fund	8,871,167	Indefinite
DoubleLine Flexible Income Fund	2,456,449	Indefinite
DoubleLine Long Duration Total Return Bond Fund	1,324,911	Indefinite

As of March 31, 2017, the following Funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss
DoubleLine Global Bond Fund	$916,736	$1,914,490

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses) and consent fee income. For the period ended March 31, 2017, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$727,849,159	$(727,849,159)	$—
DoubleLine Core Fixed Income Fund	13,191,189	(13,191,189)	—
DoubleLine Emerging Markets Fixed Income Fund	98,883	(98,883)	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	806,770	(622,893)	(183,877)
DoubleLine Low Duration Bond Fund	8,339,241	(8,339,241)	—
DoubleLine Floating Rate Fund	38,867	(38,867)	—
DoubleLine Shiller Enhanced CAPE®	2,636,274	(2,636,274)	—
DoubleLine Flexible Income Fund	1,103,602	(1,103,602)	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	97,633	(97,633)	—
DoubleLine Long Duration Total Return Bond Fund	—	—	—
DoubleLine Strategic Commodity Fund (Consolidated)	54,373	(3,854,612)	3,800,239
DoubleLine Global Bond Fund	(3,771,194)	4,055,303	(284,109)
DoubleLine Infrastructure Income Fund	42,182	(42,182)	—
DoubleLine Ultra Short Bond Fund	—	—	—
DoubleLine Shiller Enhanced International CAPE®	235	(235)	—

Semi-Annual Report	September 30, 2017	147

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2017		Year Ended March 31, 2017		Period Ended September 30, 2017			Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	557,250,286	$5,977,106,926	1,511,555,139	$16,337,735,560	176,024,098	$1,936,922,566		324,434,484	$3,550,991,953
Class N	135,369,152	1,451,301,117	348,301,837	3,765,457,623	15,900,885	174,562,633		47,100,233	515,180,881
Reinvested Dividends
Class I	53,037,811	568,037,696	111,334,724	1,200,621,661	7,525,699	82,728,993		11,549,298	126,516,108
Class N	12,002,013	128,513,913	30,312,173	326,729,209	1,257,784	13,812,271		2,309,279	25,291,372
Shares Redeemed
Class I	(621,903,424)	(6,670,259,563)	(1,687,474,677)	(18,139,635,309)	(62,751,881)	(690,208,528)		(158,503,101)	(1,729,543,350)
Class N	(244,054,040)	(2,611,754,815)	(521,395,138)	(5,606,743,926)	(15,560,133)	(170,926,702)		(38,056,037)	(416,092,695)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(108,298,202)	$(1,157,054,726)	(207,365,942)	$(2,115,835,182)	122,396,452	$1,346,891,233		188,834,156	$2,072,344,269

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2017		Year Ended March 31, 2017		Period Ended September 30, 2017			Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	29,684,847	$319,138,570	45,973,297	$472,413,041	2,682,785	$27,298,732		2,589,863	$24,144,395
Class N	5,617,031	60,193,541	14,611,713	150,698,505	—	—		—	—
Class A	—	—	—	—	3,629,171	36,706,305		4,860,323	45,195,042
Reinvested Dividends
Class I	1,261,067	13,528,342	2,376,393	24,404,747	44,734	454,220		76,181	701,542
Class N	293,745	3,148,554	649,217	6,663,623	—	—		—	—
Class A	—	—	—	—	18,357	185,826		35,819	328,309
Shares Redeemed
Class I	(12,892,757)	(138,207,263)	(31,095,986)	(320,198,979)	(1,785,682)	(18,183,150	)*	(2,397,783)	(22,159,916	)#
Class N	(8,089,195)	(86,679,086)	(14,050,414)	(143,854,995)	—	—		—	—
Class A	—	—	—	—	(2,089,687)	(21,058,548	)*	(5,607,038)	(51,863,573	)#
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	15,874,738	$171,122,658	18,464,220	$190,125,942	2,499,678	$25,403,385		(442,635)	$(3,654,201)

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund
	Period Ended September 30, 2017		Year Ended March 31, 2017		Period Ended September 30, 2017			Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	174,848,287	$1,760,883,961	215,030,009	$2,159,461,515	10,964,222	$108,813,361		18,481,730	$183,178,045
Class N	24,852,011	250,138,702	73,298,275	735,441,924	3,080,389	30,628,548		9,091,207	90,293,490
Reinvested Dividends
Class I	3,576,717	36,002,798	3,949,425	39,652,904	313,246	3,105,754		431,276	4,260,647
Class N	1,314,471	13,219,611	2,254,104	22,616,259	116,257	1,154,633		172,847	1,711,179
Shares Redeemed
Class I	(82,226,583)	(828,412,022)	(116,878,696)	(1,172,999,161)	(6,567,131)	(65,055,003	)^	(12,426,950)	(122,822,477	)~
Class N	(32,345,691)	(325,487,651)	(38,426,807)	(385,558,984)	(2,951,011)	(29,335,832	)^	(3,452,232)	(34,168,654	)~
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	90,019,212	$906,345,399	139,226,310	$1,398,614,457	4,955,972	$49,311,461		12,297,878	$122,452,230

148	DoubleLine Funds Trust

(Unaudited) September 30, 2017

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund
	Period Ended September 30, 2017		Year Ended March 31, 2017		Period Ended September 30, 2017		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	78,802,998	$1,201,458,183	128,671,146	$1,786,629,059	26,797,110	$265,465,262	52,891,181	$516,918,176
Class N	24,335,666	370,908,819	45,626,661	634,244,411	5,685,835	56,245,869	11,830,952	115,360,862
Reinvested Dividends
Class I	1,829,797	28,166,191	3,095,216	42,589,328	1,110,277	10,989,065	734,612	7,177,826
Class N	445,112	6,843,977	825,260	11,355,650	304,615	3,012,341	316,282	3,086,449
Shares Redeemed
Class I	(21,280,331)	(326,636,532)	(21,548,437)	(295,139,017)	(9,370,343)	(92,666,664)	(10,049,430)	(98,158,118)
Class N	(13,152,489)	(201,375,828)	(10,204,236)	(140,102,293)	(2,276,764)	(22,522,165)	(3,748,450)	(36,541,280)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	70,980,753	$1,079,364,810	146,465,610	$2,039,577,138	22,250,730	$220,523,708	51,975,147	$507,843,915

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2017		Year Ended March 31, 2017		Period Ended September 30, 2017		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	2,785,418	$27,589,497	9,645,650	$94,767,162	256,960	$2,555,007	495,668	$5,130,338
Class N	14,743,063	145,418,216	12,840,946	126,784,920	788,692	7,967,895	1,658,759	17,151,231
Reinvested Dividends
Class I	103,415	1,023,394	106,089	1,040,548	4,172	41,827	7,621	79,809
Class N	93,425	924,654	494,414	4,859,319	18,395	184,177	38,978	404,559
Shares Redeemed
Class I	(1,899,282)	(18,782,148)	(3,210,924)	(31,520,377)	(89,214)	(890,512)	(814,365)	(8,406,032)
Class N	(30,678,411)	(302,657,582)	(3,733,673)	(36,726,042)	(902,061)	(9,143,593)	(3,024,266)	(30,879,284)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(14,852,372)	$(146,483,969)	16,142,502	$159,205,530	76,944	$714,801	(1,637,605)	$(16,519,379)

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund
	Period Ended September 30, 2017		Year Ended March 31, 2017		Period Ended September 30, 2017		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	184,731	$1,721,183	2,255,511	$21,277,815	10,963,858	$113,988,755	42,140,256	$428,673,225
Class N	213,473	1,951,234	666,499	6,246,262	242,680	2,545,950	2,186,617	23,056,324
Reinvested Dividends
Class I	—	—	16,781	159,081	6,248	65,503	3,057	32,242
Class N	—	—	1,250	11,827	12,325	129,095	7,466	78,428
Shares Redeemed
Class I	(293,405)	(2,640,186)	(3,110,492)	(28,404,033)	(2,307,320)	(23,999,801)	(3,803,702)	(39,667,204)
Class N	(136,752)	(1,240,683)	(126,863)	(1,201,618)	(343,737)	(3,576,291)	(3,790,430)	(38,391,980)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(31,953)	$(208,452)	(297,314)	$(1,910,666)	8,574,054	$89,153,211	36,743,264	$373,781,035

Semi-Annual Report	September 30, 2017	149

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

	DoubleLine Infrastructure Income Fund				DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2017		Period Ended March 31, 2017		Period Ended September 30, 2017		Period Ended March 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	12,314,900	$125,426,975	39,499,646	$397,100,699	10,179,107	$101,996,513	960,051	$9,600,513
Class N	1,695,303	17,260,551	88,718	899,656	35,016	351,184	37,696	376,964
Reinvested Dividends
Class I	42,693	436,191	4,507	45,748	886	8,880	1,974	19,750
Class N	16,247	165,898	668	6,718	73	736	—	—
Shares Redeemed
Class I	(1,991,160)	(20,236,830)	(543,073)	(5,577,227)	(814,283)	(8,158,325)	(133,524)	(1,335,367)
Class N	(95,662)	(979,011)	(33,038)	(336,674)	(30,621)	(307,128)	(25,270)	(252,703)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	11,982,321	$122,073,774	39,017,428	$392,138,920	9,370,178	$93,891,860	840,927	$8,409,157

	DoubleLine Shiller Enhanced International CAPE®
	Period Ended September 30, 2017		Period Ended March 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold
Class I	5,643,947	$65,482,214	2,298,659	$24,078,547
Class N	2,774,862	32,480,761	1,070,884	11,568,756
Reinvested Dividends
Class I	43,825	515,329	547	5,882
Class N	32,932	386,418	388	4,213
Shares Redeemed
Class I	(1,113,112)	(13,063,933)	(514,616)	(5,391,960)
Class N	(566,547)	(6,717,777)	(12,780)	(138,357)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	6,815,907	$79,083,012	2,843,082	$30,127,081

*	Net of redemption fees of $24,174 and $2,635 for Class I and Class A, respectively

^	Net of redemption fees of $112,120 and $7,467 for Class I and Class N, respectively

#	Net of redemption fees of $4,348 and $3,078 for Class I and Class A, respectively

~	Net of redemption fees of $74,170 and $13,516 for Class I and Class N, respectively

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of each respective Fund or other funds managed by each Adviser and its affiliates. These amounts represent general, unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and an increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

150	DoubleLine Funds Trust

(Unaudited) September 30, 2017

For the period ended September 30, 2017, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees
DoubleLine Total Return Bond Fund	$327,905	$17,987	$345,892
DoubleLine Core Fixed Income Fund	44,571	2,897	47,468
DoubleLine Emerging Markets Fixed Income Fund	4,635	355	4,990
DoubleLine Multi-Asset Growth Fund (Consolidated)	847	60	907
DoubleLine Low Duration Bond Fund	17,586	1,576	19,162
DoubleLine Floating Rate Fund	1,303	146	1,449
DoubleLine Shiller Enhanced CAPE®	8,233	1,255	9,488
DoubleLine Flexible Income Fund	2,774	272	3,046
DoubleLine Low Duration Emerging Markets Fixed Income Fund	2,198	73	2,271
DoubleLine Long Duration Total Return Bond Fund	456	21	477
DoubleLine Strategic Commodity Fund (Consolidated)	631	9	640
DoubleLine Global Bond Fund	1,204	182	1,386
DoubleLine Infrastructure Income Fund	384	150	534
DoubleLine Ultra Short Bond Fund	—	21	21
DoubleLine Shiller Enhanced International CAPE®	38	20	58

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the period ended September 30, 2017, is as follows:

	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Average Market Value
Purchased Options	$591,200	$—	$—	$—	$—
Futures Contracts - Long	126,755	—	—	—	—
Futures Contracts - Short	94,183	—	—	—	—
Average Notional Balance
Credit Default Swaps - Buy Protection	50,000,000	—	—	—	—
Excess Return Swaps - Long	—	—	28,870,000	—	—
Excess Return Swaps - Short	—	—	1,500,000	—	—
Interest Rate Swaps	8,333,333	—	—	—	—
Total Return Swaps - Long	38,660,000	3,693,450,000	—	—	51,800,000
Total Return Swaps - Short	6,892,789	—	—	—	—
Forward Currency Exchange Contracts	23,111,392	—	—	99,323,933	102,309,777

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset

Semi-Annual Report	September 30, 2017	151

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written option contracts, at value on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

152	DoubleLine Funds Trust

(Unaudited) September 30, 2017

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statements of Operations.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended September 30, 2017, was as follows:

		Unrealized Appreciation (Depreciation)
Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Purchased Options
Commodity	Net Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Securities	$(142,686)	$—	$—	$—	$—
Forward Contracts
Currency	Net Unrealized Appreciation (Depreciation) on Forwards	$63,192	$—	$—	$102,529	$(1,181,995)
Futures Contracts
Commodity		$25,118	$—	$—	$—	$—
Index		608,194	—	—	—	—
Treasury Bond		77,620	—	—	—	—
	Net Unrealized Appreciation (Depreciation) on Futures	$710,932	$—	$—	$—	$—
Swap Contracts
Credit Default		$(212,237)	$—	$—	$—	$—
Excess Return		—	—	(341,368)	—	—
Interest Rate		10,830	—	—	—	—
Total Return		1,244,901	241,717,301	—	—	1,039,886
	Net Unrealized Appreciation (Depreciation) on Swaps	$1,043,494	$241,717,301	$(341,368)	$—	$1,039,886

Semi-Annual Report	September 30, 2017	153

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2017, was as follows:

		Realized Gain (Loss) on Derivatives					Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®
Purchased Options
Commodity	Net Realized and Unrealized Gain (Loss) on Investments in Unaffiliated Securities	$(126,886)	$—	$—	$—	$—	$(142,686)	$—	$—	$—	$—
Forward Contracts
Currency	Net Realized and Unrealized Gain (Loss) on Forwards	$1,616,269	$—	$—	$(360,239)	$8,087,113	$15,320	$—	$—	$375,921	$(1,178,882)
Futures Contracts
Commodity		$39,532	$—	$—	$—	$—	$20,127	$—	$—	$—	$—
Index		1,247,839	—	—	—	—	644,009	—	—	—	—
Treasury Bond		(817,634)	—	—	—	—	181,973	—	—	—	—
	Net Realized and Unrealized Gain (Loss) on Futures	$469,737	$—	$—	$—	$—	$846,109	$—	$—	$—	$—
Swap Contracts
Credit Default		$(54,861)	$—	$—	$—	$—	$(212,237)	$—	$—	$—	$—
Excess Return		—	—	(743,392)	—	—	—	—	1,408,856	—	—
Interest Rate		401,000	—	—	—	—	(397,474)	—	—	—	—
Total Return		8,061,440	156,768,410	—	—	558,344	(5,502,642)	30,313,249	—	—	892,246
	Net Realized and Unrealized Gain (Loss) on Swaps	$8,407,579	$156,768,410	$(743,392)	$—	$558,344	$(6,112,353)	$30,313,249	$1,408,856	$—	$892,246

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

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(Unaudited) September 30, 2017

As of September 30, 2017, the Trust held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated) Assets:
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forwards	$190,840	$55,454	$135,386	$—	$—	$135,386
Swap Contracts	1,312,641	56,910	1,255,731	51,258	—	1,204,473
	$1,503,481	$112,364	$1,391,117	$51,258	$—	$1,339,859

Liabilities:
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forwards	$127,648	$55,454	$72,194	$—	$—	$72,194
Swap Contracts	269,147	56,910	212,237	—	212,237	—
	$396,795	$112,364	$284,431	$—	$212,237	$72,194

DoubleLine Shiller Enhanced CAPE® Assets:
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$242,487,630	$770,329	$241,717,301	$241,324,398	$322,843	$70,060

Liabilities:
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$770,329	$770,329	$—	$—	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated) Assets:
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$94,791	$94,791	$—	$—	$—	$—

Liabilities:
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$436,159	$94,791	$341,368	$341,368	$—	$—

Semi-Annual Report	September 30, 2017	155

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

DoubleLine Global Bond Fund Assets:
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forwards	$257,102	$154,573	$102,529	$—	$—	$102,529

Liabilities:
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forwards	$154,573	$154,573	$—	$—	$—	$—

DoubleLine Shiller Enhanced International CAPE® Assets:
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forwards	$67,907	$67,907	$—	$—	$—	$—
Swap Contracts	1,234,431	194,545	1,039,886	954,711	—	85,175
	$1,302,338	$262,452	$1,039,886	$954,711	$—	$85,175

Liabilities:
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forwards	$1,249,902	$67,907	$1,181,995	$—	$—	$1,181,995
Swap Contracts	194,545	194,545	—	—	—	—
	$1,444,447	$262,452	$1,181,995	$—	$—	$1,181,995

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 3.65% for the period ended September 30, 2017).

156	DoubleLine Funds Trust

(Unaudited) September 30, 2017

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $40,000,000 credit facility. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% and the credit facility bears an unused commitment fee equal to 0.12% on the unused portion of the credit facility.

For the period ended September 30, 2017, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee
DoubleLine Emerging Markets Fixed Income Fund	$3,909,222	$11,270,000	$7,327	$—
DoubleLine Floating Rate Fund	—	—	—	24,400
DoubleLine Low Duration Emerging Markets Fixed Income Fund	714,667	1,203,000	208	—
DoubleLine Long Duration Total Return Bond Fund	1,326,250	2,308,000	553	—

13.  Significant Shareholder Holdings

As of September 30, 2017, shareholders affiliated with the Funds and/or Advisers owned shares of the Funds as follows:

	Shares	Shares - Per Class	Shares - Total Fund
DoubleLine Strategic Commodity Fund (Consolidated) - Class I	1,491,712	66%	49%
DoubleLine Ultra Short Bond Fund - Class N	10,034	59%	0%

Investment activities of these shareholders could have a material affect on each Fund. See the description of “large shareholder risk” in the following Principal Risks footnote.

14.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that, due to its own financial interest or other business considerations, an Adviser may have an incentive to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, an Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•	asset allocation risk: the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by an

Semi-Annual Report	September 30, 2017	157

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and the value of which may be difficult to determine. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund may at times have significant exposure to particular sectors through its commodities-related investments, including, without limitation, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•	confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by an Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•	counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

○	credit risk: the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

○	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

○	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

○	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by an Adviser, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

158	DoubleLine Funds Trust

(Unaudited) September 30, 2017

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries.

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•	financial services risk: the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (v) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	focused investment risk: the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by each Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	index risk: the risk that a Fund’s return may not match or may underperform the return of an index utilized by the Fund. In addition, a decline in the value of an index used by the Fund should be expected to reduce the overall total return of the Fund. Although an Adviser may license from an index’s sponsor the right to use an index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that an index used by the Fund will be maintained indefinitely or that the Fund will be able to continue to utilize the index to implement the Fund’s principal investment strategies indefinitely.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

Semi-Annual Report	September 30, 2017	159

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

•	investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	large shareholder risk: the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a recently formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	loan risk: includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may

160	DoubleLine Funds Trust

(Unaudited) September 30, 2017

be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on each adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•	restricted securities risk: a Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument with respect to which a Fund has established a short position will result in a loss to the Fund.

•	sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

Semi-Annual Report	September 30, 2017	161

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2017

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•	Valuation risk: the risk that the valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

15.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

162	DoubleLine Funds Trust

Shareholder Expenses	(Unaudited) September 30, 2017

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/17 through 9/30/17.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/17	Expenses Paid During Period*1	Ending Account Value 9/30/17	Expenses Paid During Period*1
DoubleLine Total Return Bond Fund	Class I	0.47%	$1,000	$1,025	$2.39	$1,023	$2.38
	Class N	0.72%	$1,000	$1,023	$3.65	$1,021	$3.65
DoubleLine Core Fixed Income Fund	Class I	0.42%	$1,000	$1,028	$2.14	$1,023	$2.13
	Class N	0.67%	$1,000	$1,027	$3.40	$1,022	$3.40
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.88%	$1,000	$1,052	$4.53	$1,021	$4.46
	Class N	1.13%	$1,000	$1,050	$5.81	$1,019	$5.72
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.01%	$1,000	$1,060	$5.22	$1,020	$5.11
	Class A	1.26%	$1,000	$1,059	$6.50	$1,019	$6.38
DoubleLine Low Duration Bond Fund	Class I	0.41%	$1,000	$1,016	$2.07	$1,023	$2.08
	Class N	0.66%	$1,000	$1,014	$3.33	$1,022	$3.35
DoubleLine Floating Rate Fund	Class I	0.66%	$1,000	$1,021	$3.34	$1,022	$3.35
	Class N	0.91%	$1,000	$1,019	$4.61	$1,021	$4.61
DoubleLine Shiller Enhanced CAPE®	Class I	0.54%	$1,000	$1,065	$2.80	$1,022	$2.74
	Class N	0.79%	$1,000	$1,064	$4.09	$1,021	$4.00

Semi-Annual Report	September 30, 2017	163

Shareholder Expenses (Cont.)	(Unaudited) September 30, 2017

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/17	Expenses Paid During Period*1	Ending Account Value 9/30/17	Expenses Paid During Period*1
DoubleLine Flexible Income Fund	Class I	0.80%	$1,000	$1,030	$4.07	$1,021	$4.05
	Class N	1.05%	$1,000	$1,028	$5.34	$1,020	$5.32
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,024	$2.99	$1,022	$2.99
	Class N	0.83%	$1,000	$1,023	$4.21	$1,021	$4.20
DoubleLine Long Duration Total Return Bond Fund	Class I	0.65%	$1,000	$1,034	$3.31	$1,022	$3.29
	Class N	0.90%	$1,000	$1,032	$4.59	$1,021	$4.56
DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.10%	$1,000	$1,026	$5.59	$1,020	$5.57
	Class N	1.35%	$1,000	$1,025	$6.85	$1,018	$6.83
DoubleLine Global Bond Fund	Class I	0.56%	$1,000	$1,055	$2.88	$1,022	$2.84
	Class N	0.81%	$1,000	$1,055	$4.17	$1,021	$4.10
DoubleLine Infrastructure Income Fund	Class I	0.56%	$1,000	$1,032	$2.85	$1,022	$2.84
	Class N	0.81%	$1,000	$1,031	$4.12	$1,021	$4.10
DoubleLine Ultra Short Bond Fund	Class I	0.30%	$1,000	$1,007	$1.51	$1,024	$1.52
	Class N	0.54%	$1,000	$1,005	$2.71	$1,022	$2.74
DoubleLine Shiller Enhanced International CAPE®	Class I	0.64%	$1,000	$1,131	$3.42	$1,022	$3.24
	Class N	0.89%	$1,000	$1,130	$4.75	$1,021	$4.51

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

164	DoubleLine Funds Trust

Federal Tax Information	(Unaudited) September 30, 2017

For the fiscal year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	6.96%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%
DoubleLine Infrastructure Income Fund	0.00%
DoubleLine Ultra Short Bond Fund	0.00%
DoubleLine Shiller Enhanced International CAPE®	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2017 was as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	2.32%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%
DoubleLine Infrastructure Income Fund	0.00%
DoubleLine Ultra Short Bond Fund	0.00%
DoubleLine Shiller Enhanced International CAPE®	0.00%

Semi-Annual Report	September 30, 2017	165

Federal Tax Information (Cont.)	(Unaudited) September 30, 2017

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2017 for each Fund was as follows:

Qualified Short-Term Gains
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	5.26%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	4.55%
DoubleLine Long Duration Total Return Bond Fund	4.79%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	56.34%
DoubleLine Infrastructure Income Fund	1.76%
DoubleLine Ultra Short Bond Fund	0.00%
DoubleLine Shiller Enhanced International CAPE®	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2017 for each Fund was as follows:

Qualified Interest Income
DoubleLine Total Return Bond Fund	100.00%
DoubleLine Core Fixed Income Fund	93.76%
DoubleLine Emerging Markets Fixed Income Fund	0.11%
DoubleLine Multi-Asset Growth Fund (Consolidated)	34.54%
DoubleLine Low Duration Bond Fund	94.77%
DoubleLine Floating Rate Fund	97.54%
DoubleLine Shiller Enhanced CAPE®	65.64%
DoubleLine Flexible Income Fund	83.90%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	64.61%
DoubleLine Long Duration Total Return Bond Fund	99.83%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	20.11%
DoubleLine Infrastructure Income Fund	71.77%
DoubleLine Ultra Short Bond Fund	100.00%
DoubleLine Shiller Enhanced International CAPE®	6.79%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

166	DoubleLine Funds Trust

Information About Proxy Voting	(Unaudited) September 30, 2017

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Semi-Annual Report	September 30, 2017	167

Privacy Notice	(Unaudited) September 30, 2017

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

168	DoubleLine Funds Trust

DoubleLine Capital LP DoubleLine Alternatives LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Advisers:

DoubleLine Capital LP and

DoubleLine Alternatives LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DFT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund and DoubleLine Core Fixed Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund’s and DoubleLine Core Fixed Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

1

DoubleLine Total Return Bond Fund

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 2.9%
16,824,337	Arcadia Receivables Credit Trust, Series 2017-1-A	3.25	% ^	06/15/2023	16,946,793
1,381,089	CAN Capital Funding LLC, Series 2012-1A-B1	3.12	% ^	04/15/2020	1,378,106
33,334,627	Castlelake Aircraft Securitization Trust, Series 2015-1A-A	4.70	% ^	12/15/2040	33,797,711
44,179,092	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	44,632,767
56,207,700	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	56,261,378
4,473,091	Citi Held For Asset Issuance, Series 2015-PM1-B	2.93	% ^	12/15/2021	4,474,157
10,500,000	Citi Held For Asset Issuance, Series 2015-PM1-C	5.01	% ^	12/15/2021	10,579,374
23,209,349	Citi Held For Asset Issuance, Series 2015-PM2-B	4.00	% ^	03/15/2022	23,352,829
30,000,000	Citi Held For Asset Issuance, Series 2015-PM2-C	5.96	% ^	03/15/2022	30,808,872
8,370,155	Citi Held For Asset Issuance, Series 2016-MF1-A	4.48	% ^	08/15/2022	8,451,035
9,011,622	Citi Held For Asset Issuance, Series 2016-PM1-A	4.65	% ^	04/15/2025	9,078,691
88,278,750	Coinstar Funding LLC, Series 2017-1A-A2	5.22	% ^	04/25/2047	91,870,415
31,401,191	Colony American Finance Ltd., Series 2016-1-A	2.54	% ^	06/15/2048	31,211,437
8,389,196	Colony American Homes, Series 2014-2A-E (1 Month LIBOR USD + 3.200%)	4.44	% ^	07/17/2031	8,437,385
12,462,047	Commonbond Student Loan Trust, Series 2015-A-A1	3.20	% ^	06/25/2032	12,518,286
18,554,892	Commonbond Student Loan Trust, Series 2016-A-A1	3.32	% ^	05/25/2040	18,493,616
24,500,044	Consumer Installment Loan Trust, Series 2016-LD1-A	3.96	% ^	07/15/2022	24,616,165
53,137,500	DB Master Finance LLC, Series 2015-1A-A2I	3.26	% ^	02/20/2045	53,337,525
16,575,000	DB Master Finance LLC, Series 2015-1A-A2II	3.98	% ^	02/20/2045	16,982,496
37,673,925	Eaglewood Consumer Loan Trust, Series 2014-1-A	3.50	% ^ ¥Þ	10/15/2019	37,645,594
16,820,381	Earnest Student Loan Program LLC, Series 2016-B-A2	3.02	% ^	05/25/2034	16,916,972
22,030,944	Earnest Student Loan Program LLC, Series 2016-D-A2	2.72	% ^	01/25/2041	22,033,724
69,958,047	ECAF Ltd., Series 2015-1A-A2	4.95	% ^	06/15/2040	70,076,556
7,905,339	Element Rail Leasing LLC, Series 2016-1A-A1	3.97	% ^	03/19/2046	8,102,466
9,611,000	Falcon Aerospace Ltd., Series 2017-1-A	4.58	% ^	02/15/2042	9,831,486
12,478,942	Foundation Finance Trust, Series 2016-1A-A	3.96	% ^	06/15/2035	12,583,279
11,269,153	HERO Funding Trust, Series 2016-3A-A2	3.91	% ^	09/20/2042	11,642,444
27,111,550	HERO Funding Trust, Series 2016-4A-A2	4.29	% ^	09/20/2047	28,670,112
28,135,000	Invitation Homes Trust, Series 2015-SFR1-E (1 Month LIBOR USD + 4.200%)	5.43	% ^	03/17/2032	28,658,817
63,800,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% ^	07/30/2047	64,409,762
6,957,118	L2L Education Loan Trust, Series 2006-1A-B (1 Month LIBOR USD + 0.500%)	1.73	% ^	10/15/2028	6,187,044
95,833,333	Labrador Aviation Finance Ltd., Series 2016-A-1	4.30	% ^	01/15/2042	99,233,308
4,804,395	LendingClub Issuance Trust, Series 2016-NP1-A	3.75	% ^	06/15/2022	4,839,256
815,398	LendingClub Issuance Trust, Series 2016-NP2-A	3.00	% ^	01/17/2023	818,170
23,000,000	Mariner Finance Issuance Trust, Series 2017-AA-A	3.62	% ^	02/20/2029	23,152,237
5,133,139	MarketPlace Loan Trust, Series 2015-AV2-A	4.00	% ^	10/15/2021	5,159,850
8,618,433	MarketPlace Loan Trust, Series 2015-CB1-A	4.00	% ^	07/15/2021	8,607,987
13,574,517	MarketPlace Loan Trust, Series 2015-LD1-A	4.00	% ^	12/15/2021	13,493,150
19,037,981	MarketPlace Loan Trust, Series 2016-LD1-A	5.25	% ^	03/15/2022	19,238,984
22,420,448	Marlette Funding Trust, Series 2017-2A-A	2.39	% ^	07/15/2024	22,448,665
19,795,263	OneMain Direct Auto Receivables Trust, Series 2016-1A-A	2.04	% ^	01/15/2021	19,807,837
11,846	OneMain Financial Issuance Trust, Series 2014-1A-A	2.43	% ^	06/18/2024	11,848
10,589,077	OneMain Financial Issuance Trust, Series 2015-2A-A	2.57	% ^	07/18/2025	10,621,939
90,000,000	OneMain Financial Issuance Trust, Series 2016-2A-A	4.10	% ^	03/20/2028	91,672,056
17,000,000	Oportun Funding LLC, Series 2016-B-A	3.69	% ^	07/08/2021	17,170,765
25,000,000	Oxford Finance Funding LLC, Series 2016-1A-A	3.97	% ^	06/17/2024	25,252,250
4,000,000	Progress Residential Trust, Series 2016-SFR2-D (1 Month LIBOR USD + 2.500%)	3.73	% ^	01/17/2034	4,069,418
43,163,650	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% ^	10/15/2042	44,741,411
4,090,409	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26	% ^	08/25/2025	4,157,537
12,507,492	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09	% ^	10/27/2025	12,649,570
40,468,132	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28	% ^	02/25/2026	41,028,057
27,500,000	SoFi Consumer Loan Program Trust, Series 2017-5-A1	2.14	% ^	09/25/2026	27,480,435
10,000,000	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% ^	09/25/2026	9,979,261
18,217,239	SoFi Professional Loan Program, Series 2016-A-A2	2.76	% ^	12/26/2036	18,396,099
88,144,056	SpringCastle America Funding LLC, Series 2016-AA-A	3.05	% ^	04/25/2029	88,841,452
14,000,000	Springleaf Funding Trust, Series 2016-AA-A	2.90	% ^	11/15/2029	14,043,299
71,750,000	Springleaf Funding Trust, Series 2017-AA-A	2.68	% ^	07/15/2030	71,800,971
4,662,993	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% ^	06/15/2028	4,653,854
5,143,000	TAL Advantage LLC, Series 2013-2A-A	3.55	% ^	11/20/2038	5,140,434
5,257,217	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72	% ^	05/20/2042	5,325,373

Total Asset Backed Obligations (Cost $1,506,623,892)					1,527,822,767

Collateralized Loan Obligations - 4.2%
10,000,000	Adams Mill Ltd., Series 2014-1A-C1R (3 Month LIBOR USD + 2.350%)	3.65	% ^	07/15/2026	10,000,480
20,000,000	ALM LLC, Series 2014-14A-A1R (3 Month LIBOR USD + 1.150%)	2.46	% ^	07/28/2026	20,075,987
25,000,000	ALM LLC, Series 2016-19A-A1 (3 Month LIBOR USD + 1.550%)	2.85	% ^	07/15/2028	25,263,303
20,000,000	Anchorage Capital Ltd., Series 2014-5A-AR (3 Month LIBOR USD + 1.150%)	2.45	% ^	10/15/2026	20,075,925
43,900,000	Apidos Ltd., Series 2013-16A-A1R (3 Month LIBOR USD + 0.980%)	2.29	% ^	01/19/2025	43,935,518
23,000,000	Apidos Ltd., Series 2015-20A-A1R (3 Month LIBOR USD + 1.330%)	2.63	% ^	01/16/2027	23,132,939
3,500,000	Arbor Realty Ltd., Series 2017-FL2-AS (1 Month LIBOR USD + 1.250%)	2.48	% ^	08/15/2027	3,552,913
5,500,000	Arbor Realty Ltd., Series 2017-FL2-B (1 Month LIBOR USD + 1.550%)	2.78	% ^	08/15/2027	5,541,239
20,295,597	Acacia Ltd., Series 2004-5A-A (3 Month LIBOR USD + 0.380%)	1.56	% ^	11/08/2039	19,514,217
25,000,000	ARES Ltd., Series 2013-1A-B (3 Month LIBOR USD + 1.750%)	3.05	% ^	04/15/2025	25,094,375
6,500,000	ARES Ltd., Series 2013-1A-D (3 Month LIBOR USD + 3.750%)	5.05	% ^	04/15/2025	6,526,317
75,000,000	Arrowpoint Ltd., Series 2013-1A-A1R (3 Month LIBOR USD + 1.520%)	2.84	% ^	11/15/2028	76,042,858
3,950,000	Avery Point Ltd., Series 2013-2A-D (3 Month LIBOR USD + 3.450%)	4.75	% ^	07/17/2025	3,950,730
31,500,000	Babson Ltd., Series 2014-3A-AR (3 Month LIBOR USD + 1.320%)	2.62	% ^	01/15/2026	31,763,812
4,500,000	Babson Ltd., Series 2014-3A-D2 (1 Month LIBOR USD + 4.400%)	5.63	% ^	01/15/2026	4,514,607
3,750,000	Babson Ltd., Series 2014-IIA-D (3 Month LIBOR USD + 3.600%)	4.90	% ^	10/17/2026	3,770,230
75,000,000	BlueMountain Ltd., Series 2012-2A-AR (3 Month LIBOR USD + 1.420%)	2.74	% ^	11/20/2028	75,889,840
33,150,000	BlueMountain Ltd., Series 2013-1A-A1R (3 Month LIBOR USD + 1.400%)	2.71	% ^	01/20/2029	33,673,030
58,250,000	BlueMountain Ltd., Series 2015-3A-A1 (3 Month LIBOR USD + 1.480%)	2.79	% ^	10/20/2027	58,762,750
34,500,000	BlueMountain Ltd., Series 2015-4A-B (3 Month LIBOR USD + 2.250%)	3.56	% ^	01/20/2027	34,734,376
9,250,000	BlueMountain Ltd., Series 2015-4A-C (3 Month LIBOR USD + 3.200%)	4.51	% ^	01/20/2027	9,332,602
8,750,000	BlueMountain Ltd., Series 2015-4A-D1 (3 Month LIBOR USD + 4.600%)	5.91	% ^	01/20/2027	8,814,680
22,500,000	BlueMountain Ltd., Series 2016-2A-A2 (3 Month LIBOR USD + 2.000%)	3.32	% ^	08/20/2028	22,569,572
17,000,000	Brookside Mill Ltd., Series 2013-1A-C1 (3 Month LIBOR USD + 2.700%)	4.00	% ^	04/17/2025	17,050,220
1,000,000	Canyon Capital Ltd., Series 2014-1A-B (3 Month LIBOR USD + 2.650%)	3.96	% ^	04/30/2025	1,000,973
20,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-A1A (3 Month LIBOR USD + 1.550%)	2.86	% ^	01/20/2028	20,287,402
8,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-A2A (3 Month LIBOR USD + 2.250%)	3.56	% ^	01/20/2028	8,085,067
4,000,000	Carlyle Global Market Strategies Ltd., Series 2015-5A-B2 (3 Month LIBOR USD + 3.250%)	4.56	% ^	01/20/2028	4,030,452
47,000,000	Catamaran Ltd., Series 2015-1A-A (3 Month LIBOR USD + 1.550%)	2.86	% ^	04/22/2027	47,340,564
8,500,000	Catamaran Ltd., Series 2015-1A-B (3 Month LIBOR USD + 2.200%)	3.51	% ^	04/22/2027	8,580,166
22,000,000	Cathedral Lake Ltd., Series 2013-1A-A1R (3 Month LIBOR USD + 1.400%)	2.70	% ^	01/15/2026	22,080,373
43,000,000	Cathedral Lake Ltd., Series 2016-4A-A (3 Month LIBOR USD + 1.650%)	2.96	% ^	10/20/2028	43,811,766
1,150,176	Cent Ltd., Series 2007-14A-A1 (3 Month LIBOR USD + 0.240%)	1.54	% ^	04/15/2021	1,144,657
16,640,135	Cent Ltd., Series 2007-14A-A2A (3 Month LIBOR USD + 0.230%)	1.53	% ^	04/15/2021	16,623,871
11,000,000	Cent Ltd., Series 2014-21A-A1AR (3 Month LIBOR USD + 1.210%)	2.53	% ^	07/27/2026	11,039,547
7,250,000	Cent Ltd., Series 2014-22A-C (3 Month LIBOR USD + 3.750%)	5.06	% ^	11/07/2026	7,430,764
1,074,087	Crown Point Ltd., Series 2012-1A-A1LB (3 Month LIBOR USD + 1.500%)	2.82	% ^	11/21/2022	1,075,700
98,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.340%)	2.80	% ^	07/20/2030	97,958,466
6,750,000	Flatiron Ltd., Series 2014-1A-C (3 Month LIBOR USD + 3.300%)	4.46	% ^	07/17/2026	6,712,456
5,666,757	Fortress Credit Ltd., Series 2013-1A-A (3 Month LIBOR USD + 1.180%)	2.49	% ^	01/19/2025	5,680,769
10,000,000	Fortress Credit Ltd., Series 2013-1A-B (3 Month LIBOR USD + 1.900%)	3.21	% ^	01/19/2025	10,011,766
29,260,080	Galaxy Ltd., Series 2013-15A-A (3 Month LIBOR USD + 1.250%)	2.55	% ^	04/15/2025	29,340,926
15,000,000	Galaxy Ltd., Series 2013-15A-B (3 Month LIBOR USD + 1.850%)	3.15	% ^	04/15/2025	15,171,693
13,100,000	Galaxy Ltd., Series 2013-15A-C (3 Month LIBOR USD + 2.600%)	3.90	% ^	04/15/2025	13,149,322
6,125,000	Galaxy Ltd., Series 2013-15A-D (3 Month LIBOR USD + 3.400%)	4.70	% ^	04/15/2025	6,170,774
50,000,000	Galaxy Ltd., Series 2016-22A-A1 (3 Month LIBOR USD + 1.580%)	2.88	% ^	07/16/2028	50,264,209
37,000,000	GLG Ore Hill Ltd., Series 2013-1A-A (3 Month LIBOR USD + 1.120%)	2.42	% ^	07/15/2025	37,119,358
6,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-C (3 Month LIBOR USD + 3.500%)	4.81	% ^	04/28/2025	6,499,475
1,750,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.000%)	6.31	% ^	04/28/2025	1,675,856
5,000,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.650%)	4.80	% ^	10/22/2025	5,011,768
30,000,000	Harbourview Ltd., Series 7A-A1R (3 Month LIBOR USD + 1.250%)	2.57	% ^	11/18/2026	30,070,132
25,000,000	Hildene Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.180%)	2.49	% ^	07/19/2026	25,111,887
39,000,000	Hildene Ltd., Series 2014-3A-AR (3 Month LIBOR USD + 1.200%)	2.51	% ^	10/20/2026	39,099,533
5,000,000	Hildene Ltd., Series 2015-4A-A1A (3 Month LIBOR USD + 1.500%)	2.65	% ^	07/23/2027	5,037,238
16,649,714	ICE Global Credit Ltd., Series 2013-1A-A1 (3 Month LIBOR USD + 1.750%)	3.06	% ^¥Þ	04/20/2024	16,640,297
50,000,000	Jamestown Ltd., Series 2013-3A-A1AR (3 Month LIBOR USD + 1.140%)	2.44	% ^	01/15/2026	50,149,194
46,500,000	Jamestown Ltd., Series 2014-4A-A1A (3 Month LIBOR USD + 1.500%)	2.80	% ^	07/15/2026	46,534,484
28,750,000	Jamestown Ltd., Series 2015-6A-A1AR (3 Month LIBOR USD + 1.150%)	2.47	% ^	02/20/2027	28,795,810
17,184,795	KVK Ltd., Series 2013-1A-A (3 Month LIBOR USD + 1.400%)	2.70	% ^	04/14/2025	17,279,902
25,000,000	KVK Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.250%)	2.56	% ^	05/20/2027	25,033,550
7,825,000	LCM LP, Series 14A-D (3 Month LIBOR USD + 3.500%)	4.80	% ^	07/15/2025	7,864,053
21,000,000	LCM LP, Series 16A-AR (3 Month LIBOR USD + 1.030%)	2.33	% ^	07/15/2026	21,041,555
2,750,000	LCM LP, Series 16A-DR (1 Month LIBOR USD + 3.000%)	4.23	% ^	07/15/2026	2,750,411
20,000,000	Madison Park Funding Ltd., Series 2013-11A-AR (3 Month LIBOR USD + 1.160%)	2.47	% ^	07/23/2029	20,085,000
5,500,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.450%)	4.77	% ^	01/27/2026	5,544,589
5,000,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.440%)	6.76	% ^	01/27/2026	5,017,593
24,000,000	Magnetite Ltd., Series 2015-12A-AR (3 Month LIBOR USD + 1.330%)	2.63	% ^	04/15/2027	24,151,072
17,000,000	Marathon Ltd., Series 2013-5A-A2A (3 Month LIBOR USD + 2.350%)	3.67	% ^	02/21/2025	17,204,658
41,000,000	Marathon Ltd., Series 2014-7A-A1R (3 Month LIBOR USD + 1.320%)	2.63	% ^	10/28/2025	41,246,225
75,000,000	Midocean Credit, Series 2017-7A-A1 (3 Month LIBOR USD + 1.320%)	2.64	% ^	07/15/2029	74,983,055
52,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.280%)	2.59	% ^	07/25/2029	51,986,520
19,795,568	NewMark Capital Funding Ltd., Series 2013-1A-A2 (3 Month LIBOR USD + 1.120%)	2.44	% ^	06/02/2025	19,825,684
50,000,000	Ocean Trails, Series 2014-5A-A2R (3 Month LIBOR USD + 1.220%)	2.52	% ^	10/13/2026	50,212,306
60,000,000	OCP Ltd., Series 2016-12A-A1 (3 Month LIBOR USD + 1.570%)	2.87	% ^	10/18/2028	60,674,572
5,500,000	Octagon Investment Partners Ltd., Series 2014-1A-C (3 Month LIBOR USD + 3.650%)	4.96	% ^	11/14/2026	5,519,122
20,000,000	Octagon Loan Funding Ltd., Series 2014-1A-A1R (3 Month LIBOR USD + 1.140%)	2.46	% ^	11/18/2026	20,063,411
45,000,000	Palmer Square Loan Funding Ltd., Series 2017-1A-A1 (3 Month LIBOR USD + 0.740%)	2.06	% ^	10/15/2025	45,044,624
35,000,000	Regatta Funding Ltd., Series 2016-1A-A1 (3 Month LIBOR USD + 1.520%)	2.79	% ^	12/20/2028	35,318,798
24,590,000	Sound Harbor Loan Fund Ltd., Series 20141A-A1R (3 Month LIBOR USD + 1.200%)	2.51	% ^	10/30/2026	24,679,906
22,000,000	Steele Creek Ltd., Series 2014-1A-A1R (3 Month LIBOR USD + 1.330%)	2.65	% ^	08/21/2026	22,123,475
20,000,000	Steele Creek Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.260%)	2.58	% ^	05/21/2029	20,043,896
17,000,000	TCI-Cent Ltd., Series 2016-1A-A1 (3 Month LIBOR USD + 1.520%)	2.84	% ^	12/21/2029	17,188,877
10,000,000	TCI-Cent Ltd., Series 2016-1A-A2 (3 Month LIBOR USD + 2.200%)	3.52	% ^	12/21/2029	10,116,693
30,000,000	TCI-Flatiron Ltd., Series 2016-1A-A (3 Month LIBOR USD + 1.550%)	2.85	% ^	07/17/2028	30,381,050
589,941	Venture Ltd., Series 2007-8A-A2A (3 Month LIBOR USD + 0.220%)	1.53	% ^	07/22/2021	590,038
47,950,000	Venture Ltd., Series 2014-17A-AR (3 Month LIBOR USD + 1.080%)	2.38	% ^	07/15/2026	47,954,135
3,500,000	Venture Ltd., Series 2014-17A-B2R (3 Month LIBOR USD + 1.600%)	2.90	% ^	07/15/2026	3,500,285
18,500,000	Venture Ltd., Series 2015-20A-A (3 Month LIBOR USD + 1.490%)	2.79	% ^	04/15/2027	18,573,315
13,000,000	Venture Ltd., Series 2016-23A-A (3 Month LIBOR USD + 1.650%)	2.96	% ^	07/19/2028	13,204,943
30,500,000	Vibrant Ltd., Series 2016-5A-A (3 Month LIBOR USD + 1.550%)	2.86	% ^	01/20/2029	30,758,072
35,000,000	Voya Ltd., Series 2014-4A-A1R (3 Month LIBOR USD + 0.950%)	2.25	% ^	10/14/2026	35,043,281
25,000,000	Wellfleet Ltd., Series 2017-2A-A1 (3 Month LIBOR USD + 1.250%)	0.00	% ^	10/20/2029	24,982,976
45,000,000	Wind River Ltd., Series 2016-2A-A (3 Month LIBOR USD + 1.500%)	2.81	% ^	11/01/2028	45,409,833
10,000,000	York Ltd., Series 2016-2A-A1 (3 Month LIBOR USD + 1.630%)	2.94	% ^	01/20/2030	10,085,591
30,000,000	Zais Ltd., Series 2014-2A-A1AR (3 Month LIBOR USD + 1.200%)	2.51	% ^	07/25/2026	30,036,999

Total Collateralized Loan Obligations (Cost $2,221,441,495)					2,237,839,300

Commercial Paper - 0.3%
14,500,000	BMW Capital LLC	0.00	% ^	12/22/2017	14,459,298
5,200,000	Bristol Meyers Company	0.00	% ^	10/31/2017	5,194,888
12,500,000	Coca Cola Company	0.00	% ^	05/07/2018	12,395,271
12,500,000	Commonwealth Bank of Australia	0.00	% ^	10/30/2017	12,487,234
12,500,000	Credit Agricole Corporate and Investment Bank	0.00%		03/02/2018	12,427,171
12,500,000	Mitsubishi Trust and Banking Corporation	0.00%		10/25/2017	12,488,977
12,500,000	Nestle Capital Corporation	0.00%		12/27/2017	12,463,133
12,500,000	Philip Morris International, Inc.	0.00	% ^	12/27/2017	12,461,248
12,500,000	Province of British Colombia Canada	0.00%		10/23/2017	12,490,825
12,500,000	Siemens Capital LLC	0.00	% ^	12/27/2017	12,463,442
12,500,000	Sumitomo Mitsui Banking Corporation	0.00	% ^	01/22/2018	12,447,292
12,500,000	Toyota Motor Credit Corporation	0.00%		10/23/2017	12,490,583
4,500,000	Westpac Banking Corporation	0.00	% ^	04/23/2018	4,464,182

Total Commercial Paper (Cost $148,731,860)					148,733,544

Foreign Corporate Bonds - 0.0%
2,000,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.510%)	1.82	% ^	05/22/2020	2,009,301
3,128,000	Royal Bank of Canada (3 Month LIBOR USD + 0.710%)	2.01%		04/15/2019	3,154,012
9,000,000	Royal Bank of Canada (3 Month LIBOR USD + 0.380%)	1.70%		03/02/2020	9,014,690
2,100,000	Shell International Finance B.V. (3 Month LIBOR USD + 0.450%)	1.76%		05/11/2020	2,118,774
5,000,000	UBS AG (3 Month LIBOR USD + 0.580%)	1.90	% ^	06/08/2020	5,021,995
3,000,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.430%)	1.75%		03/06/2020	3,010,386

Total Foreign Corporate Bonds (Cost $24,284,128)					24,329,158

Non-Agency Commercial Mortgage Backed Obligations - 6.8%
8,350,000	BAMLL Commercial Mortgage Securities Trust, Series 2014-IP-E	2.81	% # ^	06/15/2028	8,282,342
57,832,876	Banc of America Commercial Mortgage Trust, Series 2007-5-AM	5.77	% #	02/10/2051	57,873,082
90,230,189	Banc of America Commercial Mortgage Trust, Series 2007-5-XW	0.25	% # ^ I/O	02/10/2051	5,342
4,000,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.51	% #	09/15/2048	4,208,990
59,404,475	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-XA	1.05	% # I/O	09/15/2048	3,227,843
67,156,182	Banc of America Commercial Mortgage Trust, Series 2016-UBS10-XA	2.16	% # I/O	07/15/2049	7,558,932
40,296,226	BANK, Series 2017-BNK4-XA	1.62	% # I/O	05/15/2050	4,017,562
192,691,215	BANK, Series 2017-BNK5-XA	1.25	% # I/O	06/15/2060	14,475,581
27,365,000	Barclays Commercial Mortgage Securities LLC, Series 2015-STP-D	4.43	% # ^	09/10/2028	27,612,330
12,089,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.200%)	2.43	% ^	08/15/2036	12,114,019
13,777,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.700%)	2.93	% ^	08/15/2036	13,797,364
29,711,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.500%)	3.73	% ^	08/15/2036	29,804,768
30,209,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.500%)	4.73	% ^	08/15/2036	30,348,753
2,065,816	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW18-A4	5.70%		06/11/2050	2,064,957
4,500,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.57	% #	01/12/2045	4,414,039
20,415,000	BX Trust, Series 2017-APPL-D (1 Month LIBOR USD + 2.050%)	3.28	% ^	07/15/2034	20,461,785
35,113,000	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.150%)	4.38	% ^	07/15/2034	35,313,811
41,842,000	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.050%)	3.28	% ^	07/15/2034	41,937,889
75,275,000	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.150%)	4.38	% ^	07/15/2034	75,750,738
101,293,437	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.92	% # I/O	05/10/2058	11,155,142
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	5.04	% #	05/10/2058	7,435,528
33,492,000	CFCRE Commercial Mortgage Trust, Series 2016-C7-A3	3.84%		12/10/2054	35,171,480
45,596,752	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.84	% # I/O	06/15/2050	5,168,020
5,436,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-D (1 Month LIBOR USD + 1.600%)	2.83	% ^	07/15/2028	5,443,001
7,611,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-E (1 Month LIBOR USD + 2.150%)	3.38	% ^	07/15/2028	7,627,452
3,069,000	Chicago Skyscraper Trust, Series 2017-SKY-B (1 Month LIBOR USD + 1.100%)	2.33	% ^	02/15/2030	3,074,208
1,700,000	Chicago Skyscraper Trust, Series 2017-SKY-C (1 Month LIBOR USD + 1.250%)	2.48	% ^	02/15/2030	1,702,923
16,359,000	Citigroup Commercial Mortgage Trust, Series 2008-C7-AM	6.43	% #	12/10/2049	16,419,554
7,708,000	Citigroup Commercial Mortgage Trust, Series 2008-C7-FLT	6.43	% #	12/10/2049	7,722,943
216,077,158	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.98	% # ^ I/O	09/10/2045	13,366,317
115,508,775	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.37	% # I/O	03/10/2047	6,348,582
114,802,758	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.41	% # I/O	05/10/2047	7,153,888
9,011,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25-A4	3.64%		10/10/2047	9,406,406
194,409,680	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.20	% # I/O	10/10/2047	11,347,285
50,000,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-A5	3.14%		02/10/2048	50,457,980
6,265,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-B	3.77%		02/10/2048	6,289,945
8,216,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.58	% # ^	02/10/2048	6,820,981
219,730,347	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.57	% # I/O	02/10/2048	17,274,189
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.72	% #	09/10/2058	14,314,201
178,938,454	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	1.12	% # I/O	09/10/2058	10,424,006
20,725,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.65	% #	11/10/2048	20,894,870
152,904,701	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	2.10	% # I/O	05/10/2049	19,103,822
219,305,417	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.50	% # I/O	02/10/2049	18,192,349
114,463,614	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.87	% # I/O	04/15/2049	11,982,223
79,182,036	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.17	% # I/O	07/10/2049	9,895,244
38,338,364	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.70	% # I/O	10/10/2049	3,765,276
119,798,468	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.29	% # I/O	04/14/2050	9,868,195
86,752,606	Citigroup Mortgage Loan Trust, Inc., Series 2016-GC37-XA	1.81	% # I/O	04/10/2049	10,016,352
13,806,000	CLNS Trust, Series 2017-IKPR-D (1 Month LIBOR USD + 0.000%)	3.29	% ^	06/11/2032	13,817,683
88,477,000	CLNS Trust, Series 2017-IKPR-E (1 Month LIBOR USD + 3.500%)	4.74	% ^	06/11/2032	88,848,975
28,027,000	CLNS Trust, Series 2017-IKPR-F (1 Month LIBOR USD + 4.500%)	5.74	% ^	06/11/2032	28,202,892
15,846,616	COBALT Commercial Mortgage Trust, Series 2007-C2-AJFX	5.57	% #	04/15/2047	16,150,659
41,768,000	Cold Storage Trust, Series 2017-ICE3-A (1 Month LIBOR USD + 1.350%)	2.58	% ^	04/15/2036	42,118,296
34,234,000	Cold Storage Trust, Series 2017-ICE3-C (1 Month LIBOR USD + 1.000%)	2.23	% ^	04/15/2036	34,406,776
1,079,329	Colony Mortgage Capital Ltd., Series 2015-FL3-A (1 Month LIBOR USD + 1.950%)	3.18	% ^	09/05/2032	1,085,274
298,799	Commercial Mortgage Pass-Through Certificates, Series 2008-LS1F-LT	6.27	% #	12/10/2049	298,593
33,911,101	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2-XA	1.84	% # I/O	08/15/2045	2,226,989
164,612,741	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	2.17	% # I/O	10/15/2045	11,668,475
128,560,404	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.38	% # ^ I/O	12/10/2044	9,186,669
227,401,179	Commercial Mortgage Pass-Through Certificates, Series 2013-CC12-XA	1.49	% # I/O	10/10/2046	12,284,257
177,700,824	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	1.06	% # I/O	08/10/2046	5,620,713
9,850,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.87	% #	08/10/2047	10,052,823
5,211,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-A4	3.59%		11/10/2047	5,421,759
30,400,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.65	% #	11/10/2047	31,107,499
71,378,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR21-A3	3.53%		12/10/2047	73,997,730
119,705,253	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS-3	1.47	% # I/O	06/10/2047	6,720,995
15,011,000	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-A4	3.82%		06/10/2047	15,823,702
8,215,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CALW-D	3.98	% # ^	02/10/2034	8,375,243
20,970,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-D	4.26	% # ^	03/10/2048	17,669,240
221,348,830	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	1.13	% # I/O	03/10/2048	10,932,485
9,230,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR23-D	4.40	% #	05/10/2048	7,670,233
9,110,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-B	4.64	% #	10/10/2048	9,289,393
90,781,120	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.20	% # I/O	10/10/2048	5,456,726
50,000,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-A5	3.35%		02/10/2048	51,141,020
8,715,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.50	% #	02/10/2048	8,517,695
13,275,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-D	4.50	% # ^	02/10/2048	10,293,878
405,196,698	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.31	% # I/O	02/10/2048	22,794,786
35,000,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC19-A4	3.18%		02/10/2048	35,511,693
29,922,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.80	% #	02/10/2049	29,680,703
20,355,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.58	% # ^	08/10/2029	19,791,331
2,720,629	Countrywide Commercial Mortgage Trust, Series 2007-MF1-A	6.46	% # ^	11/12/2043	2,716,847
150,822,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.70	% # ^ I/O	09/15/2037	5,376,163
75,378,542	Credit Suisse Mortgage Trust, Series 2017-6R1-A1	2.79	% # ^	03/06/2047	75,528,945
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.44	% #	04/15/2050	4,697,503
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85	% #	06/15/2057	13,894,413
22,320,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-C	4.50	% #	08/15/2048	22,305,383
9,759,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.74	% #	11/15/2048	9,735,888
317,865,100	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	1.09	% # I/O	11/15/2048	17,457,151
2,085,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-C	4.54	% #	11/15/2049	1,980,027
188,616,996	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.41	% # I/O	06/15/2050	15,536,118
7,185,000	CSMC Mortgage Securities Trust, Series 2017-HD-B (1 Month LIBOR USD + 1.350%)	2.58	% ^	02/15/2031	7,195,665
3,450,000	CSMC Mortgage Securities Trust, Series 2017-HD-C (1 Month LIBOR USD + 1.700%)	2.93	% ^	02/15/2031	3,457,446
7,444,000	CSMC Mortgage Securities Trust, Series 2017-HD-D (1 Month LIBOR USD + 2.500%)	3.73	% ^	02/15/2031	7,459,226
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.900%)	3.13	% ^	07/15/2032	12,185,204
21,321,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.300%)	4.53	% ^	07/15/2032	21,371,797
119,803,112	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.31	% # ^ I/O	07/10/2044	3,541,009
2,996,000	DBUBS Mortgage Trust, Series 2011-LC3A-PM2	5.27	% # ^	05/10/2044	3,183,108
124,775,674	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.65	% # I/O	05/10/2049	11,963,504
11,417,000	GE Commercial Mortgage Corporation Trust, Series 2007-C1-AM	5.61	% #	12/10/2049	11,616,747
15,417,000	Great Wolf Trust, Series 2017-WOLF-D (1 Month LIBOR USD + 2.100%)	3.34	% ^	09/15/2034	15,450,749
31,606,000	Great Wolf Trust, Series 2017-WOLF-E (1 Month LIBOR USD + 3.100%)	4.34	% ^	09/15/2034	31,685,464
16,823,000	Great Wolf Trust, Series 2017-WOLF-F (1 Month LIBOR USD + 4.070%)	5.31	% ^	09/15/2034	16,870,552
5,298,014	Greenwich Capital Commercial Funding Corporation, Series 2006-GG7-AM	5.96	% #	07/10/2038	5,348,557
975,182	GS Mortgage Securities Corporation, Series 2006-GG6-XC	0.00	% # ^ I/O	04/10/2038	10
20,123,579	GS Mortgage Securities Corporation, Series 2011-GC3-X	0.84	% # ^ I/O	03/10/2044	368,380
97,795,864	GS Mortgage Securities Corporation, Series 2012-GC6-XA	2.15	% # ^ I/O	01/10/2045	6,681,853
26,481,627	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.59	% # I/O	02/10/2046	1,690,298
38,283,635	GS Mortgage Securities Corporation, Series 2014-GC20-XA	1.17	% # I/O	04/10/2047	1,938,400
60,850,000	GS Mortgage Securities Corporation, Series 2014-GC26-A5	3.63%		11/10/2047	63,473,913
35,000,000	GS Mortgage Securities Corporation, Series 2015-GC28-A5	3.40%		02/10/2048	35,948,941
286,611,328	GS Mortgage Securities Corporation, Series 2015-GC28-XA	1.29	% # I/O	02/10/2048	15,651,759
250,206,236	GS Mortgage Securities Corporation, Series 2015-GC32-XA	1.01	% # I/O	07/10/2048	11,984,653
174,251,898	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.52	% # I/O	10/10/2048	14,133,310
69,029,890	GS Mortgage Securities Corporation, Series 2015-GS1-XA	0.97	% # I/O	11/10/2048	3,621,978
55,708,775	GS Mortgage Securities Corporation, Series 2016-GS2-XA	1.82	% # I/O	05/10/2049	5,716,055
3,500,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.47	% #	02/10/2048	3,395,268
359,535,662	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.40	% # I/O	10/10/2049	30,166,264
191,423,889	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.29	% # I/O	08/10/2050	16,263,680
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.50	% # I/O	08/10/2050	3,023,931
2,052,639	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CBX-X1	1.00	% # ^ I/O	01/12/2037	33,182
12,892	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-LN2-A2	5.12%		07/15/2041	12,877
4,118,279	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-CIBC12-AJ	4.99	% #	09/12/2037	4,113,501
5,700,891	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-LDP4-X1	0.25	% # ^ I/O	10/15/2042	865
82,012	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP7-AM	6.14	% #	04/17/2045	82,020
3,457,964	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.52	% # I/O	05/15/2045	58
25,583,159	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP9-AM	5.37%		05/15/2047	25,566,540
13,098,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-C1-AM	6.28	% #	02/15/2051	13,092,591
8,080,922	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AM	5.47	% #	06/12/2047	8,071,715
7,883,698	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AMFX	5.40%		06/12/2047	7,874,821
34,137,055	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-X	0.45	% # I/O	06/12/2047	50,591
9,737,396	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB19-AM	5.99	% #	02/12/2049	9,763,290
1,503,264	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-AJ	6.46	% #	02/12/2051	1,504,460
98,619,884	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-X1	0.03	% # ^ I/O	02/12/2051	20
160,991,587	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C6-XA	1.76	% # I/O	05/15/2045	9,715,472
352,850,213	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.97	% # I/O	10/15/2045	24,297,901
132,266,775	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.82	% # I/O	06/15/2045	6,487,275
5,425,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-DSTY-A	3.43	% ^	06/10/2027	5,499,174
24,200,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-PHH-D (1 Month LIBOR USD + 2.650%)	3.63	% ^	08/15/2027	24,232,987
14,406,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-PHH-E (1 Month LIBOR USD + 3.550%)	4.53	% ^	08/15/2027	14,436,181
79,953,597	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.30	% # I/O	01/15/2049	4,320,940
7,271,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-B (1 Month LIBOR USD + 1.000%)	2.23	% ^	06/15/2032	7,295,644
5,488,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-C (1 Month LIBOR USD + 1.250%)	2.48	% ^	06/15/2032	5,497,061
17,779,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.900%)	3.13	% ^	06/15/2032	17,694,875
382,090,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-XCP	1.24	% # ^ I/O	04/15/2019	2,403,117
1,361,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-C (1 Month LIBOR USD + 1.250%)	2.48	% ^	07/15/2034	1,361,676
1,285,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-D (1 Month LIBOR USD + 1.950%)	3.18	% ^	07/15/2034	1,288,098
3,198,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-E (1 Month LIBOR USD + 2.950%)	4.18	% ^	07/15/2034	3,217,097
4,506,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-F (1 Month LIBOR USD + 3.750%)	4.98	% ^	07/15/2034	4,542,325
14,807,746	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11-AM	6.17	% #	06/15/2049	15,143,929
5,007,746	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX-AM	5.46	% #	01/15/2049	5,003,697
13,451,165	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2008-C2-A4	6.07%		02/12/2051	13,465,254
18,520,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-ASH-B (1 Month LIBOR USD + 2.150%)	3.38	% ^	10/15/2034	18,635,739
10,455,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-ASH-C (1 Month LIBOR USD + 2.750%)	3.98	% ^	10/15/2034	10,533,492
4,857,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14	% # ^	10/05/2031	4,849,422
103,668,680	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	1.21	% # I/O	02/15/2047	4,264,888
3,396,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.82	% #	08/15/2047	3,426,034
57,096,646	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22-XA	1.08	% # I/O	09/15/2047	2,756,946
218,618,466	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	1.12	% # I/O	11/15/2047	10,427,751
32,031,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-A4	3.49%		01/15/2048	33,105,102
6,499,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.57	% #	01/15/2048	6,416,354
251,063,306	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.28	% # I/O	01/15/2048	12,651,934
12,055,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.49	% #	02/15/2048	11,835,050
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.99	% # ^	02/15/2048	8,396,933
58,310,865	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-XA	1.50	% # I/O	02/15/2048	3,709,457
15,238,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.38	% #	10/15/2048	14,800,714
44,242,551	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	1.33	% # I/O	10/15/2048	2,423,311
63,982,494	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	1.07	% # I/O	05/15/2048	2,359,233
6,762,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-B	4.45	% #	07/15/2048	6,792,503
171,820,244	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.83	% # I/O	07/15/2048	5,709,759
27,395,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.82	% #	11/15/2048	27,330,372
98,859,373	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.63	% # I/O	11/15/2048	6,268,366
17,630,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77	% #	12/15/2048	18,437,197
32,345,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.90	% #	03/15/2049	34,141,383
148,912,634	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.86	% # I/O	06/15/2049	14,041,508
170,698,021	JPMBB Commercial Mortgage Securities Trust, Series 2017-C5-XA	1.18	% # I/O	03/15/2050	12,309,273
10,613,960	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.91	% # ^ I/O	11/15/2038	24,230
28,975,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7-AJ	6.39	% #	09/15/2045	29,437,600
25,279,250	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.39	% # ^ I/O	03/10/2050	1,355,472
77,831,362	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	0.59	% # I/O	11/15/2026	782,524
1,624,394	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.75	% #	05/12/2039	1,634,964
56,203,000	Merrill Lynch Mortgage Trust, Series 2007-C1-AM	6.01	% #	06/12/2050	56,238,869
11,401,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30	% ^	10/15/2030	10,091,971
206,373,779	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	1.05	% # I/O	10/15/2046	5,929,800
38,714,627	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.62	% # I/O	02/15/2046	2,112,557
11,700,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.63	% #	10/15/2047	11,529,834
45,025,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-A4	3.53%		12/15/2047	46,650,835
37,950,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	36,097,862
56,050,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-A4	3.25%		02/15/2048	56,940,814
20,087,700	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	20,443,620
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.61	% #	02/15/2048	5,436,264
245,053,377	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.54	% # I/O	02/15/2048	17,419,448
10,616,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.27	% #	07/15/2050	10,239,422
8,460,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.68	% #	10/15/2048	8,776,296
19,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.69	% #	12/15/2047	18,877,246
1,517,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24	% # ^	12/15/2047	1,122,663
175,387,726	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.44	% # I/O	01/15/2049	13,667,597
2,314,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.46	% #	11/15/2049	2,325,791
42,254,220	Morgan Stanley Capital, Inc., Series 2006-HQ10-X1	0.70	% # ^ I/O	11/12/2041	1,170
21,534,668	Morgan Stanley Capital, Inc., Series 2007-HQ11-AJ	5.51	% #	02/12/2044	21,537,002
2,575,000	Morgan Stanley Capital, Inc., Series 2014-CPT-E	3.56	% # ^	07/13/2029	2,596,053
2,325,000	Morgan Stanley Capital, Inc., Series 2014-CPT-F	3.56	% # ^	07/13/2029	2,328,547
12,400,000	Morgan Stanley Capital, Inc., Series 2014-MP-D	3.82	% # ^	08/11/2033	12,629,333
11,000,000	Morgan Stanley Capital, Inc., Series 2014-MP-E	3.82	% # ^	08/11/2029	11,034,547
27,902,938	Morgan Stanley Capital, Inc., Series 2015-UBS8-XA	1.12	% # I/O	12/15/2048	1,670,289
7,708,000	Morgan Stanley Capital, Inc., Series 2017-A-PRME (1 Month LIBOR USD + 0.900%)	2.13	% ^	02/15/2034	7,781,890
11,733,000	Morgan Stanley Capital, Inc., Series 2017-A-PRME (1 Month LIBOR USD + 1.350%)	2.58	% ^	02/15/2034	11,802,279
5,738,000	Morgan Stanley Capital, Inc., Series 2017-C-PRME (1 Month LIBOR USD + 1.650%)	2.88	% ^	02/15/2034	5,794,847
149,750,925	Morgan Stanley Capital, Inc., Series 2017-H1-XA	1.62	% # I/O	06/15/2050	14,681,371
1,156,000	Morgan Stanley Capital, Inc., Series 2017-PRME-D (1 Month LIBOR USD + 3.400%)	4.63	% ^	02/15/2034	1,166,000
10,817,457	Morgan Stanley Re-Remic Trust, Series 2013-AJ-AJA	0.50	% ^	12/17/2049	10,533,131
2,249,897	PFP Ltd., Series 2017-3-A (1 Month LIBOR USD + 1.050%)	2.28	% ^	01/14/2035	2,271,141
2,270,000	PFP Ltd., Series 2017-3-AS (1 Month LIBOR USD + 1.300%)	2.53	% ^	01/14/2035	2,297,546
1,306,000	PFP Ltd., Series 2017-3-B (1 Month LIBOR USD + 1.750%)	2.98	% ^	01/14/2035	1,320,461
1,360,000	PFP Ltd., Series 2017-3-C (1 Month LIBOR USD + 2.500%)	3.73	% ^	01/14/2035	1,375,038
4,251,709	RAIT Trust, Series 2017-FL7-A (1 Month LIBOR USD + 0.950%)	2.18	% ^	06/15/2037	4,254,938
1,243,000	RAIT Trust, Series 2017-FL7-AS (1 Month LIBOR USD + 1.300%)	2.53	% ^	06/15/2037	1,243,708
12,447,000	Rosslyn Portfolio Trust, Series 2017-ROSS-A (1 Month LIBOR USD + 0.950%)	2.18	% ^	06/15/2033	12,395,896
15,724,000	Rosslyn Portfolio Trust, Series 2017-ROSS-B (1 Month LIBOR USD + 1.250%)	2.48	% ^	06/15/2033	15,679,108
2,264,092	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4-AJ	5.48	% #	08/15/2039	2,285,138
3,920,469	TRU Trust, Series 2016-TOYS-A (1 Month LIBOR USD + 2.250%)	3.48	% ^	11/15/2030	3,860,876
95,870,134	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.78	% # I/O	06/15/2050	11,041,747
84,789,903	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	2.06	% # ^ I/O	08/10/2049	6,538,701
24,790,676	Velocity Commercial Capital Loan Trust, Series 2016-1-AFX	3.53	% # ^	04/25/2046	24,989,710
2,150,909	VSD LLC, Series 2017-PLT1	3.60	% ^	12/25/2043	2,152,620
2,789,629	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27-AJ	5.83	% #	07/15/2045	2,823,211
38,640,588	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28-AJ	5.63	% #	10/15/2048	39,237,840
35,344,212	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30-AJ	5.41	% #	12/15/2043	35,941,819
56,557,700	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33-AJ	6.22	% #	02/15/2051	57,999,299
7,974,683	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33-AM	6.22	% #	02/15/2051	7,967,929
106,265,707	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10	% # ^	09/14/2022	106,278,629
38,265,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-A5	3.41%		12/15/2047	39,380,930
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	4,448,428
30,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-A4	3.17%		02/15/2048	30,369,867
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07	% #	02/15/2048	11,260,510
440,739,364	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.43	% # I/O	02/15/2048	30,931,309
28,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-A5	3.45%		02/15/2048	28,884,570
5,450,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	5,177,281
254,378,601	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	1.12	% # I/O	02/15/2048	13,316,694
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76	% #	11/15/2048	10,086,194
143,395,973	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.25	% # I/O	11/15/2048	9,427,281
276,000,626	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.53	% # I/O	04/15/2050	19,199,652
12,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.69	% #	09/15/2058	12,073,188
1,794,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.75	% #	12/15/2048	1,850,225
5,405,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-A4	3.81%		12/15/2048	5,724,030
130,492,248	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.16	% # I/O	12/15/2048	7,693,379
11,469,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.88	% #	01/15/2059	11,047,762
8,676,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C-C34	5.20	% #	06/15/2049	9,081,750
159,856,419	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.29	% # I/O	09/15/2050	13,535,874
65,055,013	WF-RBS Commercial Mortgage Trust, Series 2011-C4-XA	0.58	% # ^ I/O	06/15/2044	787,276
86,057,294	WF-RBS Commercial Mortgage Trust, Series 2012-C6-XA	2.28	% # ^ I/O	04/15/2045	6,176,676
100,257,532	WF-RBS Commercial Mortgage Trust, Series 2012-C8-XA	2.03	% # ^ I/O	08/15/2045	7,251,477
45,703,535	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	2.17	% # ^ I/O	11/15/2045	3,348,108
160,360,194	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	1.00	% # I/O	12/15/2046	5,443,635
177,432,200	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.32	% # I/O	03/15/2047	8,910,060
55,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-A5	3.63%		11/15/2047	57,287,461
8,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-C	4.47	% #	11/15/2047	8,082,056
202,067,434	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	1.07	% # I/O	11/15/2047	9,622,087
139,597,974	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.80	% # I/O	11/15/2049	13,963,064

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,787,921,668)					3,630,594,105

Non-Agency Residential Collateralized Mortgage Obligations - 24.0%
10,000,000	Accredited Mortgage Loan Trust, Series 2005-4-MI (1 Month LIBOR USD + 0.400%)	1.64%		12/25/2035	9,777,102
103,157,000	Accredited Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.260%)	1.50%		09/25/2036	100,598,923
15,403,898	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.120%)	1.36%		01/25/2037	11,000,637
5,108,437	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	3.26	% #	01/25/2036	4,915,354
45,352,012	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	3.37	% #	02/25/2036	39,519,965
6,200,000	Adjustable Rate Mortgage Trust, Series 2005-2-6M2 (1 Month LIBOR USD + 0.980%)	2.22%		06/25/2035	6,033,020
2,151,568	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	3.61	% #	10/25/2035	1,923,123
23,184,834	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	3.79	% #	03/25/2036	19,598,133
18,308,643	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	3.59	% #	05/25/2036	17,069,443
18,282,559	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	4.40	% #	05/25/2036	13,000,349
19,895,161	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.69	% #	03/25/2037	18,239,945
3,339,930	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.37	% # ^	11/25/2037	3,432,361
325,834	Aegis Asset Backed Securities Trust, Series 2003-2-M2 (1 Month LIBOR USD + 2.550%)	3.79%		11/25/2033	324,891
1,592,054	Aegis Asset Backed Securities Trust, Series 2004-1-M2 (1 Month LIBOR USD + 2.030%)	3.27%		04/25/2034	1,529,332
617,792	Aegis Asset Backed Securities Trust, Series 2004-2-M2 (1 Month LIBOR USD + 1.950%)	3.19%		06/25/2034	592,995
15,009,838	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.000%)	2.24%		03/25/2035	14,059,043
55,156,796	Agate Bay Mortgage Trust, Series 2015-6-A3	3.50	% # ^	09/25/2045	56,110,468
83,112,526	Ajax Master Trust, Series 2016-1-PC	0.00	% # ^¥	01/01/2057	74,846,628
89,291,553	Ajax Master Trust, Series 2016-2-PC	0.00	% # ^¥	10/25/2056	72,080,731
103,729,614	Ajax Master Trust, Series 2016-3-PC	2.76	% #^	06/25/2057	96,757,459
24,869,861	Ajax Mortgage Loan Trust, Series 2015-C-A	3.88	% ^ ʭ	03/25/2057	24,526,866
52,189,306	Ajax Mortgage Loan Trust, Series 2016-A-A	4.25	% ^ ʭ	08/25/2064	52,888,038
11,140,004	Ajax Mortgage Loan Trust, Series 2016-C-A	4.00	% ^ ʭ	10/25/2057	11,134,726
71,947,464	Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	70,623,646
13,628,965	Alternative Loan Trust, Series 2006-41CB-1A15 (1 Month LIBOR USD + 5.400%)	4.16	% I/F I/O	01/25/2037	2,250,000
13,628,965	Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.600%)	1.84%		01/25/2037	9,383,008
9,044,882	Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	8,219,131
27,662,587	Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	23,405,376
9,363,525	Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	7,521,088
8,750,673	Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	7,791,208
90,647,981	Alternative Loan Trust, Series 2007-HY4-4A1	3.47	% #	06/25/2047	86,170,070
117,856,167	Alternative Loan Trust, Series 2007-HY9-A2 (1 Month LIBOR USD + 0.270%)	1.51%		08/25/2047	103,502,924
1,690,583	American Home Mortgage Investment Trust, Series 2005-1-7A2 (6 Month LIBOR USD + 2.000%)	3.46%		06/25/2045	1,709,721
7,756,083	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.300%)	1.54%		11/25/2045	7,230,415
30,349,827	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.750%)	3.20%		11/25/2045	24,455,071
2,307,877	American Home Mortgage Investment Trust, Series 2006-2-3A4	6.60	% ʭ	06/25/2036	1,028,214
8,201,496	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60	% ^ ʭ	01/25/2037	4,244,824
16,500,000	Ameriquest Mortgage Securities, Inc., Series 2004-R8-M2 (1 Month LIBOR USD + 1.020%)	2.26%		09/25/2034	16,382,378
11,135,940	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.200%)	2.44%		10/25/2032	9,691,206
152,524	Argent Securities, Inc., Series 2004-W6-M1 (1 Month LIBOR USD + 0.830%)	2.06%		05/25/2034	152,456
3,150,060	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2003-HE6-M1 (1 Month LIBOR USD + 0.980%)	2.21%		11/25/2033	3,115,216
746,375	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.680%)	2.92%		06/25/2034	712,699
36,206,960	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-AMQ-HE7 (1 Month LIBOR USD + 0.140%)	1.37%		11/25/2036	32,778,654
16,341,880	Banc of America Alternative Loan Trust, Series 2005-10-2CB1	6.00%		11/25/2035	16,256,722
2,260,874	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	2,158,747
8,990,995	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	8,647,661
3,140,919	Banc of America Alternative Loan Trust, Series 2005-5-2CB1	6.00%		06/25/2035	3,094,108
4,658,843	Banc of America Alternative Loan Trust, Series 2005-6-2CB2	6.00%		07/25/2035	4,640,972
2,941,092	Banc of America Alternative Loan Trust, Series 2005-6-4CB1	6.50%		07/25/2035	2,835,571
1,847,110	Banc of America Alternative Loan Trust, Series 2005-8-2CB1	6.00%		09/25/2035	1,878,793
8,719,268	Banc of America Alternative Loan Trust, Series 2006-1-3CB1	6.50%		02/25/2036	8,745,108
4,863,015	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	4,791,259
5,964,871	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	5,302,860
4,795,156	Banc of America Alternative Loan Trust, Series 2006-3-4CB1	6.50%		04/25/2036	4,406,548
1,465,007	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.100%)	6.00%		06/25/2046	1,338,183
3,144,370	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	2,822,249
13,424,337	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.00	% ʭ	10/25/2036	8,348,849
4,539,398	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 6.500%)	5.26	% I/F I/O	11/25/2036	753,127
1,617,815	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.450%)	1.69%		11/25/2036	1,306,559
7,457,584	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	6,679,490
1,121,910	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	1,059,918
7,388,109	Banc of America Funding Corporation, Series 2006-2-3A1	6.00%		03/25/2036	7,508,936
252,796	Banc of America Funding Corporation, Series 2006-2-4A1 (1 Month LIBOR USD + 22.800%)	19.09	% I/F	03/25/2036	349,405
1,039,037	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	1,027,941
5,457,520	Banc of America Funding Corporation, Series 2006-3-1A1	6.00%		03/25/2036	5,253,669
737,344	Banc of America Funding Corporation, Series 2006-3-6A1	6.21	% #	03/25/2036	745,527
6,089,480	Banc of America Funding Corporation, Series 2006-6-1A7	6.25%		08/25/2036	5,873,684
1,884,169	Banc of America Funding Corporation, Series 2006-7-T2A5	6.04	% ʭ	10/25/2036	1,747,405
8,880,661	Banc of America Funding Corporation, Series 2006-7-T2A8	5.91	% ʭ	10/25/2036	8,223,670
1,808,457	Banc of America Funding Corporation, Series 2006-8T2-A8	6.10	% ʭ	10/25/2036	1,660,878
747,856	Banc of America Funding Corporation, Series 2006-B-7A1	3.56	% #	03/20/2036	672,764
10,638,227	Banc of America Funding Corporation, Series 2006-D-6A1	3.49	% #	05/20/2036	9,844,068
719,388	Banc of America Funding Corporation, Series 2006-G-2A1 (1 Month LIBOR USD + 0.220%)	1.46%		07/20/2036	720,004
404,424	Banc of America Funding Corporation, Series 2006-H-3A1	3.54	% #	09/20/2046	380,996
1,234,377	Banc of America Funding Corporation, Series 2007-1-TA10	5.84	% ʭ	01/25/2037	1,143,093
1,760,165	Banc of America Funding Corporation, Series 2007-3-TA1B	5.83	% #	04/25/2037	1,549,409
2,893,182	Banc of America Funding Corporation, Series 2007-5-1A1	5.50%		07/25/2037	2,417,567
2,947,381	Banc of America Funding Corporation, Series 2009-R14-3A (1 Month LIBOR USD + 16.570%)	13.33	% ^ I/F	06/26/2035	3,162,516
4,529,491	Banc of America Funding Corporation, Series 2009-R15A-4A2	5.75	% # ^	12/26/2036	4,331,481
1,705,133	Banc of America Funding Corporation, Series 2010-R1-3A (1 Month LIBOR USD + 14.280%)	12.37	% ^ I/F	07/26/2036	1,692,118
578,962	Banc of America Mortgage Securities, Inc., Series 2004-K-4A1	3.22	% #	12/25/2034	580,949
3,824,944	Banc of America Mortgage Securities, Inc., Series 2006-1-A9	6.00%		05/25/2036	3,526,513
473,792	Banc of America Mortgage Securities, Inc., Series 2007-1-2A5	5.75%		01/25/2037	445,114
24,880,024	Bayview Opportunity Master Fund Trust, Series 2017-RN2-B3	3.47	% # ^	04/28/2032	25,093,860
3,588,518	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	3,142,250
3,885,020	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	3,352,785
11,455,087	BCAP LLC Trust, Series 2008-RR3-A1B	6.66	% # ^	10/25/2036	7,183,217
3,926,261	BCAP LLC Trust, Series 2009-RR13-18A2	5.75	% # ^	07/26/2037	3,626,009
10,893,901	BCAP LLC Trust, Series 2009-RR1-3A3	6.00	% # ^ Þ	08/26/2037	11,493,092
5,693,205	BCAP LLC Trust, Series 2009-RR4-4A2	5.75	% # ^	02/26/2036	4,403,596
4,260,510	BCAP LLC Trust, Series 2010-RR10-5A1	7.00	% # ^	04/27/2037	4,700,124
6,386,232	BCAP LLC Trust, Series 2010-RR12-3A15	6.00	% # ^	08/26/2037	6,566,799
2,071,821	BCAP LLC Trust, Series 2010-RR5-2A3	6.10	% # ^	04/26/2037	2,115,281
500,883	BCAP LLC Trust, Series 2011-RR12-2A5	3.07	% # ^	12/26/2036	503,883
6,803,392	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	3.64	% #	02/25/2036	6,674,940
7,897,814	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	4.02	% #	10/25/2046	7,251,387
9,036,307	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	3.40	% #	02/25/2047	8,028,731
4,319,333	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.53	% #	02/25/2047	3,742,070
3,102,143	Bear Stearns Alt-A Trust, Series 2004-11-2A3	3.44	% #	11/25/2034	3,094,971
26,795,929	Bear Stearns Alt-A Trust, Series 2006-3-21A1	3.24	% #	05/25/2036	21,832,851
12,839,992	Bear Stearns Alt-A Trust, Series 2006-6-2A1	3.44	% #	11/25/2036	11,738,996
7,443,823	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	6.00	% ʭ	08/25/2034	7,674,050
20,832,331	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75	% ʭ	04/25/2035	20,735,552
5,864,380	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75	% ʭ	04/25/2035	5,984,639
10,916,333	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00	% ʭ	10/25/2035	10,509,512
14,168,839	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25	% ʭ	02/25/2036	11,281,013
7,978,028	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.25	% ʭ	12/25/2036	7,880,236
19,647,538	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.160%)	1.40%		02/25/2037	19,227,627
1,910,942	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	1,528,394
1,433,978	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	1,093,610
3,232,036	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	2.93	% #	10/25/2036	3,056,392
20,221,826	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.200%)	1.44%		11/25/2036	18,725,496
33,044,202	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.160%)	1.40%		11/25/2036	31,211,144
11,916,790	CAM Mortgage Trust, Series 2016-2-A1	3.25	% ^ ʭ	06/15/2057	11,960,823
2,750,000	Centex Home Equity, Series 2004-A-AF5	5.43	% ʭ	01/25/2034	2,795,615
1,364,874	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4-2M1 (1 Month LIBOR USD + 0.900%)	2.14%		03/25/2033	1,317,741
8,890,287	Chase Mortgage Finance Trust, Series 2005-A1-2A4	3.24	% #	12/25/2035	8,753,232
13,623,780	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	11,496,515
7,844,671	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	6,709,118
20,725,060	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	17,646,555
7,942,437	Chase Mortgage Finance Trust, Series 2007-A2-6A4	3.49	% #	07/25/2037	7,680,809
3,865,839	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	3,248,477
1,955,652	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	1,610,683
3,979,643	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	3,622,538
6,635,110	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	6,615,375
1,437,981	ChaseFlex Trust, Series 2006-1-A5	6.16	% #	06/25/2036	1,412,418
5,779,206	ChaseFlex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.200%)	1.44%		09/25/2036	5,250,217
5,098,256	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	3,995,100
12,223,623	ChaseFlex Trust, Series 2007-M1-2F4	4.33	% ʭ	08/25/2037	11,567,734
12,713,654	ChaseFlex Trust, Series 2007-M1-2F5	4.33	% ʭ	08/25/2037	12,030,483
20,305,093	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	3.11	% #	03/25/2037	17,762,700
65,959,595	CIM Trust, Series 2016-1RR-B2	12.32	% # ^	07/26/2055	61,498,992
75,440,246	CIM Trust, Series 2016-2RR-B2	9.15	% # ^	02/27/2056	68,983,874
26,859,748	CIM Trust, Series 2016-3RR-B2	3.74	% # ^	02/25/2056	27,765,785
73,074,681	CIM Trust, Series 2016-3RR-B2	11.02	% # ^	02/27/2056	67,300,692
50,188,672	CIM Trust, Series 2017-3RR-B2	16.78	% # ^	01/27/2057	55,528,641
216,105,614	CIM Trust, Series 2017-6-A1	3.02	% # ^	06/25/2057	214,577,683
7,673,655	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	7,828,669
1,742,860	Citicorp Mortgage Securities, Inc., Series 2006-7-1A1	6.00%		12/25/2036	1,578,801
6,594,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2-A5	5.58	% ʭ	09/25/2036	6,718,331
27,161,032	Citicorp Residential Mortgage Securities, Inc., Series 2007-1-A4	5.55	% ʭ	03/25/2037	27,951,684
2,457,609	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	1,982,155
1,346,210	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		11/25/2035	1,287,378
3,893,694	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	3,736,296
47,571,878	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.150%)	1.38	% ^	09/25/2036	46,617,757
3,982,801	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85	% ʭ	10/25/2036	3,226,920
2,205,974	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	5.03	% ʭ	03/25/2036	1,625,898
13,439,187	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.16	% ʭ	05/25/2036	8,361,116
7,580,000	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3-M1 (1 Month LIBOR USD + 0.290%)	1.53%		10/25/2036	7,546,200
5,697,449	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.51	% #	04/25/2037	5,788,095
935,490	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50	% ^	10/25/2036	671,595
298,402	Citigroup Mortgage Loan Trust, Inc., Series 2007-2-2A	6.00%		11/25/2036	306,051
27,537,892	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75	% ^	04/25/2047	23,743,047
1,425,358	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50	% # ^	05/25/2037	1,348,996
94,677,665	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.140%)	1.38	% ^	01/25/2037	76,898,638
4,885,053	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	3.38	% #	04/25/2037	4,632,110
5,581,318	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97	% ʭ	01/25/2037	3,952,018
12,303,234	Citigroup Mortgage Loan Trust, Inc., Series 2007-OXP1-A5A	5.76	% ʭ	01/25/2037	8,713,661
11,485,091	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3-A2 (1 Month LIBOR USD + 0.160%)	1.40%		06/25/2037	11,499,200
16,164,901	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-1A1B	3.61	% # ^	11/25/2038	16,229,309
9,225,800	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00	% # ^	10/25/2037	8,713,842
140,886,932	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-5A4	6.00	% # ^	11/25/2036	145,027,007
112,880,101	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-6A4	6.00	% # ^	12/25/2036	113,514,509
84,641,560	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00	% # ^	06/25/2037	84,797,368
34,091,876	Citigroup Mortgage Loan Trust, Inc., Series 2014-J2-A1	3.50	% # ^	11/25/2044	34,968,985
5,289,175	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	5,043,410
4,698,705	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	4,485,028
3,312,302	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	3,240,366
1,185,773	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		10/25/2021	1,222,062
3,684,210	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	3,458,460
5,719,189	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	5,399,420
2,788,483	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	2,632,575
7,134,692	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (1 Month LIBOR USD + 5.400%)	4.16	% I/F I/O	01/25/2037	921,502
5,933,513	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1	6.00	% #	03/25/2037	5,553,155
13,654,913	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (1 Month LIBOR USD + 5.400%)	4.16	% I/F I/O	03/25/2037	1,919,059
5,351,068	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	4,931,713
9,947,128	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.330%)	1.57%		04/25/2037	8,090,086
9,947,128	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (1 Month LIBOR USD + 6.670%)	5.43	% I/F I/O	04/25/2037	1,916,222
1,451,446	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	1,371,505
19,136,260	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	18,082,295
651,141	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	603,650
5,417,013	COLT Funding LLC, Series 2015-1-A1F	4.00	% # ^	12/26/2045	5,459,401
29,366,526	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	27,563,996
7,020,902	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	6,903,016
5,446,134	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.500%)	1.74%		07/25/2035	4,307,299
11,119,190	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (1 Month LIBOR USD + 5.000%)	3.76	% I/F I/O	07/25/2035	1,324,462
678,557	Countrywide Alternative Loan Trust, Series 2005-20CB-4A1	5.25%		07/25/2020	669,895
3,982,708	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (1 Month LIBOR USD + 13.050%)	10.81	% I/F	07/25/2035	4,291,931
5,554,159	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.750%)	1.99%		08/25/2035	4,677,571
1,972,427	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	1,494,111
2,739,250	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	2,651,318
8,734,407	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	7,453,038
3,446,158	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	3,067,768
32,263,901	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	29,730,297
683,261	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (1 Month LIBOR USD + 35.930%)	26.86	% I/F	12/25/2035	1,044,013
1,046,684	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	1,031,725
15,191,307	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	14,974,200
2,430,814	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.800%)	2.04%		01/25/2036	2,098,125
6,115,425	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (1 Month LIBOR USD + 4.700%)	3.46	% I/F I/O	01/25/2036	587,043
56,400,201	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	45,463,976
1,319,280	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	1,133,939
38,185,051	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	30,938,349
3,208,194	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (1 Month LIBOR USD + 21.630%)	17.10	% I/F	02/25/2036	4,104,776
1,861,247	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	1,668,303
3,671,251	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	3,351,890
835,491	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.700%)	1.94%		10/25/2035	673,761
391,381	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	357,334
919,165	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	805,724
1,214,638	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	1,184,731
1,190,846	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.480%)	1.72%		11/25/2035	937,181
2,381,692	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (1 Month LIBOR USD + 5.020%)	3.78	% I/F I/O	11/25/2035	272,252
3,891,000	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	3,837,472
1,478,025	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		01/25/2020	1,474,753
1,136,800	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.500%)	1.74%		04/25/2035	1,021,279
3,497,845	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (1 Month LIBOR USD + 5.000%)	3.76	% I/F I/O	04/25/2035	333,033
10,839,450	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.300%)	1.54%		05/25/2035	9,458,848
10,839,450	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (1 Month LIBOR USD + 5.200%)	3.96	% I/F I/O	05/25/2035	1,143,192
4,607,889	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.750%)	5.75%		05/25/2036	3,778,670
46,497,194	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	37,574,443
1,485,672	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.600%)	1.84%		07/25/2036	1,009,456
1,485,672	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (1 Month LIBOR USD + 5.500%)	4.26	% I/F I/O	07/25/2036	248,497
7,465,109	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.400%)	1.64%		08/25/2036	5,293,820
10,123,136	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (1 Month LIBOR USD + 5.600%)	4.36	% I/F I/O	08/25/2036	1,606,124
1,558,399	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	1,369,392
2,529,188	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		06/25/2036	2,154,241
7,402,623	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (1 Month LIBOR USD + 7.150%)	5.91	% I/F I/O	06/25/2036	1,935,636
5,935,940	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		06/25/2036	5,142,189
6,371,046	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.600%)	1.84%		06/25/2036	4,268,033
2,375,211	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	1,978,495
3,048,786	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	2,601,315
5,188,847	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	4,473,502
829,957	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (1 Month LIBOR USD + 46.150%)	38.11	% I/F	10/25/2036	1,712,830
508,366	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (1 Month LIBOR USD + 33.370%)	28.01	% I/F	10/25/2036	841,188
5,493,253	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	4,958,565
3,839,242	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.670%)	1.91%		11/25/2036	2,556,407
6,403,855	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (1 Month LIBOR USD + 5.330%)	4.09	% I/F I/O	11/25/2036	1,365,911
6,713,373	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	4,903,966
2,028,737	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	1,967,770
17,289,243	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (1 Month LIBOR USD + 6.550%)	5.31	% I/F I/O	01/25/2037	4,493,199
5,887,803	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.450%)	1.69%		01/25/2037	1,241,626
3,094,836	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	2,897,696
5,267,300	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (1 Month LIBOR USD + 5.450%)	4.21	% I/F I/O	01/25/2037	801,340
5,572,671	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	4,893,722
5,868,143	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	5,153,195
5,074,049	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.600%)	1.84%		02/25/2037	2,349,196
5,074,049	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (1 Month LIBOR USD + 5.400%)	4.16	% I/F I/O	02/25/2037	773,418
1,672,430	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	1,544,521
10,166,600	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	9,338,670
5,010,740	Countrywide Alternative Loan Trust, Series 2006-J1-A10	5.50%		02/25/2036	4,602,684
1,858,581	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	1,625,347
1,116,547	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (1 Month LIBOR USD + 39.900%)	32.48	% I/F	05/25/2037	2,031,924
17,950,502	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	16,468,549
12,370,947	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.450%)	1.69%		08/25/2037	6,972,438
3,582,317	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (1 Month LIBOR USD + 54.580%)	44.27	% I/F	08/25/2037	7,627,749
6,831,943	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	6,722,986
10,688,451	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (1 Month LIBOR USD + 29.900%)	24.21	% I/F	08/25/2037	16,492,126
1,592,509	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	1,434,528
1,036,570	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (1 Month LIBOR USD + 39.000%)	31.58	% I/F	08/25/2037	2,047,883
15,235,361	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	12,538,818
35,683,283	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	27,025,762
5,187,349	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (1 Month LIBOR USD + 28.400%)	23.45	% I/F	09/25/2037	7,883,544
24,933,883	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	18,107,889
13,136,945	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.500%)	1.74%		09/25/2037	8,290,144
18,644,048	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (1 Month LIBOR USD + 6.500%)	5.26	% I/F I/O	09/25/2037	4,304,266
16,582,963	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	5,284,101
6,945,200	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (1 Month LIBOR USD + 5.650%)	4.41	% I/F I/O	04/25/2037	1,184,227
6,945,200	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.550%)	1.79%		04/25/2037	4,792,307
5,774,878	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	5,141,693
475,678	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (1 Month LIBOR USD + 40.200%)	32.78	% I/F	05/25/2037	947,344
507,779	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (1 Month LIBOR USD + 40.080%)	32.66	% I/F	05/25/2037	1,007,924
758,821	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.500%)	1.74%		05/25/2037	396,557
758,821	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (1 Month LIBOR USD + 5.500%)	4.26	% I/F I/O	05/25/2037	143,988
20,785,144	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	15,713,912
2,139,962	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	1,586,044
263,743	Countrywide Alternative Loan Trust, Series 2007-9T1-3A1	5.50%		05/25/2022	167,178
57,623,012	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	3.32	% #	03/25/2047	53,334,604
3,829,957	Countrywide Alternative Loan Trust, Series 2007-HY5R-2A1B	3.14	% #	03/25/2047	3,822,520
3,872,249	Countrywide Asset-Backed Certificates, Series 2003-BC6-M1 (1 Month LIBOR USD + 0.830%)	2.06%		11/25/2033	3,764,071
1,106,553	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	4.72	% #	04/25/2036	1,021,467
22,628,813	Countrywide Asset-Backed Certificates, Series 2005-4-AF5B	4.77	% ʭ	10/25/2035	22,773,900
2,485,973	Countrywide Home Loans, Series 2003-60-4A1	3.46	% #	02/25/2034	2,498,036
3,090,347	Countrywide Home Loans, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.420%)	1.66	% ^	11/25/2034	2,786,950
3,006,900	Countrywide Home Loans, Series 2004-R2-1AS	4.92	% # ^ I/O	11/25/2034	345,305
6,354,547	Countrywide Home Loans, Series 2005-20-A5	5.50%		10/25/2035	6,197,166
4,591,168	Countrywide Home Loans, Series 2005-20-A8	5.25%		10/25/2035	4,492,484
14,029,107	Countrywide Home Loans, Series 2005-23-A1	5.50%		11/25/2035	12,869,886
3,875,584	Countrywide Home Loans, Series 2005-24-A8	5.50%		11/25/2035	3,470,845
1,112,368	Countrywide Home Loans, Series 2005-27-2A1	5.50%		12/25/2035	982,530
1,945,994	Countrywide Home Loans, Series 2005-28-A7	5.25%		01/25/2019	1,733,344
23,812,236	Countrywide Home Loans, Series 2005-HYB1-4A1	3.34	% #	03/25/2035	23,046,008
3,098,238	Countrywide Home Loans, Series 2005-HYB8-1A1	3.38	% #	12/20/2035	2,740,878
4,270,067	Countrywide Home Loans, Series 2005-J3-2A4	4.50%		09/25/2035	4,116,601
2,934,775	Countrywide Home Loans, Series 2005-J4-A5	5.50%		11/25/2035	2,884,269
958,988	Countrywide Home Loans, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.360%)	1.60	% ^	03/25/2035	863,454
932,726	Countrywide Home Loans, Series 2005-R1-1AS	4.99	% # ^ I/O	03/25/2035	102,702
7,271,048	Countrywide Home Loans, Series 2006-16-2A1	6.50%		11/25/2036	6,165,570
7,658,022	Countrywide Home Loans, Series 2006-1-A2	6.00%		03/25/2036	6,737,079
2,909,302	Countrywide Home Loans, Series 2006-20-1A21	6.00%		02/25/2037	2,577,789
1,791,470	Countrywide Home Loans, Series 2006-J3-A4	5.50%		05/25/2036	1,812,053
7,575,702	Countrywide Home Loans, Series 2007-10-A7	6.00%		07/25/2037	6,748,846
26,225,991	Countrywide Home Loans, Series 2007-11-A1	6.00%		08/25/2037	22,874,268
15,320,108	Countrywide Home Loans, Series 2007-12-A9	5.75%		08/25/2037	14,205,127
6,900,044	Countrywide Home Loans, Series 2007-13-A1	6.00%		08/25/2037	6,223,139
8,082,107	Countrywide Home Loans, Series 2007-13-A110	6.00%		08/25/2037	7,289,239
8,111,807	Countrywide Home Loans, Series 2007-15-1A1	6.25%		09/25/2037	7,625,563
894,501	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	840,882
3,986,010	Countrywide Home Loans, Series 2007-15-1A29	6.25%		09/25/2037	3,740,449
8,582,537	Countrywide Home Loans, Series 2007-17-1A2	6.00%		10/25/2037	8,224,798
1,065,853	Countrywide Home Loans, Series 2007-18-1A1	6.00%		11/25/2037	979,870
8,350,872	Countrywide Home Loans, Series 2007-3-A1	6.00%		04/25/2037	7,450,713
3,216,216	Countrywide Home Loans, Series 2007-3-A12	6.00%		04/25/2037	2,869,533
6,144,958	Countrywide Home Loans, Series 2007-4-1A39	6.00%		05/25/2037	5,086,582
2,949,909	Countrywide Home Loans, Series 2007-5-A2	5.75%		05/25/2037	2,702,133
10,268,939	Countrywide Home Loans, Series 2007-7-A1	6.00%		06/25/2037	9,645,793
3,078,277	Countrywide Home Loans, Series 2007-7-A2	5.75%		06/25/2037	2,853,803
8,828,835	Countrywide Home Loans, Series 2007-8-1A4	6.00%		01/25/2038	7,500,779
4,633,340	Countrywide Home Loans, Series 2007-8-1A5	5.44%		01/25/2038	3,788,377
10,757,641	Countrywide Home Loans, Series 2007-8-1A9 (1 Month LIBOR USD + 6.000%)	6.00%		01/25/2038	9,139,450
1,822,390	Countrywide Home Loans, Series 2007-9-A11	5.75%		07/25/2037	1,721,307
11,802,044	Countrywide Home Loans, Series 2007-HY1-1A1	3.55	% #	04/25/2037	11,633,517
26,814,948	Countrywide Home Loans, Series 2007-J1-2A1	6.00%		02/25/2037	21,398,106
736,395	Countrywide Home Loans, Series 2007-J3-A1 (1 Month LIBOR USD + 0.500%)	1.74%		07/25/2037	484,608
3,681,976	Countrywide Home Loans, Series 2007-J3-A2 (1 Month LIBOR USD + 5.500%)	4.26	% I/F I/O	07/25/2037	494,965
5,097,451	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-3-A4B	6.11	% ʭ	11/25/2036	1,928,222
3,253,401	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-4-A6A	5.68	% ʭ	12/25/2036	1,626,452
11,092,208	Credit Suisse First Boston Mortgage Backed Trust, Series 2007-1-1A1A	5.90	% #	05/25/2037	5,653,387
105,449	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-AR8-2A1	3.35	% #	09/25/2034	105,697
3,043,815	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	2,989,762
903,481	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	887,428
14,649,309	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	14,091,740
10,557,922	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	4,368,645
6,200,960	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	6,265,545
5,097,839	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	4,289,835
2,609,631	Credit Suisse Mortgage Capital Certificates, Series 2005-1R-2A5	5.75	% ^	12/26/2035	2,318,095
19,244,983	Credit Suisse Mortgage Capital Certificates, Series 2006-1-2A1	6.00%		02/25/2036	14,847,027
2,992,387	Credit Suisse Mortgage Capital Certificates, Series 2006-2-3A1	6.50%		03/25/2036	1,897,914
3,478,960	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A1 (1 Month LIBOR USD + 0.700%)	1.94%		03/25/2036	2,042,221
19,445,789	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A2 (1 Month LIBOR USD + 5.300%)	4.06	% I/F I/O	03/25/2036	3,575,404
4,050,531	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A3	6.25%		03/25/2036	3,100,566
10,962,356	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A4	6.00%		03/25/2036	8,254,879
4,541,030	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A3	5.50%		04/25/2036	4,248,040
2,745,169	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A4	5.50%		04/25/2036	2,573,445
4,222,552	Credit Suisse Mortgage Capital Certificates, Series 2006-4-1A8 (1 Month LIBOR USD + 1.000%)	6.00%		05/25/2036	3,642,599
21,565,354	Credit Suisse Mortgage Capital Certificates, Series 2006-4-4A1	7.00%		05/25/2036	10,266,150
13,951,713	Credit Suisse Mortgage Capital Certificates, Series 2006-4-6A1	6.00%		05/25/2036	11,264,224
12,152,975	Credit Suisse Mortgage Capital Certificates, Series 2006-6-1A4	6.00%		07/25/2036	10,696,843
11,382,923	Credit Suisse Mortgage Capital Certificates, Series 2006-6-3A1	7.00%		07/25/2036	3,891,252
258,489	Credit Suisse Mortgage Capital Certificates, Series 2006-7-3A11	6.00%		08/25/2036	216,037
4,157,176	Credit Suisse Mortgage Capital Certificates, Series 2006-7-7A5	6.00%		08/25/2036	4,052,769
7,674,953	Credit Suisse Mortgage Capital Certificates, Series 2006-9-2A1	5.50%		11/25/2036	7,257,898
25,886,595	Credit Suisse Mortgage Capital Certificates, Series 2006-9-3A1	6.00%		11/25/2036	24,835,296
6,965,053	Credit Suisse Mortgage Capital Certificates, Series 2006-9-4A1	6.00%		11/25/2036	5,883,354
6,200,570	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A14	6.00%		11/25/2036	6,017,122
1,007,485	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A15 (1 Month LIBOR USD + 39.900%)	32.49	% I/F	11/25/2036	1,843,646
11,490,745	Credit Suisse Mortgage Capital Certificates, Series 2007-1-1A4	6.13	% #	02/25/2037	5,717,674
9,225,889	Credit Suisse Mortgage Capital Certificates, Series 2007-1-3A1	6.00%		02/25/2022	5,793,299
6,140,467	Credit Suisse Mortgage Capital Certificates, Series 2007-1-5A14	6.00%		02/25/2037	5,615,237
93,299	Credit Suisse Mortgage Capital Certificates, Series 2007-2-2A1	5.00%		03/25/2037	92,460
9,543,999	Credit Suisse Mortgage Capital Certificates, Series 2007-3-2A10	6.00%		04/25/2037	7,867,469
6,338,514	Credit Suisse Mortgage Capital Certificates, Series 2007-5-2A5	5.00%		08/25/2037	6,335,652
50,557,593	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A19	6.00%		08/25/2037	50,814,390
22,785,541	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A9	6.00%		08/25/2037	22,178,064
10,157,961	Credit Suisse Mortgage Capital Certificates, Series 2008-2R-1A1	6.00	% ^	07/25/2037	9,553,457
3,845,346	Credit Suisse Mortgage Capital Certificates, Series 2009-1R-4A2	3.83	% # ^	07/20/2035	3,824,383
5,559,389	Credit Suisse Mortgage Capital Certificates, Series 2010-13R-1A2	5.50	% # ^	12/26/2035	5,653,383
93,898,000	Credit Suisse Mortgage Capital Certificates, Series 2010-17R-6A1	3.01	% # ^ Þ	06/26/2037	94,465,012
19,295,871	Credit Suisse Mortgage Capital Certificates, Series 2010-2R-4A17	6.00	% # ^	03/26/2037	19,240,113
37,668,900	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-3A17	6.00	% # ^	06/26/2037	36,552,774
18,598,330	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-8A17	6.00	% # ^	06/26/2037	18,529,952
4,059,068	Credit Suisse Mortgage Capital Certificates, Series 2010-6R-2A6A	6.25	% ^	07/26/2037	4,114,834
15,134,963	Credit Suisse Mortgage Capital Certificates, Series 2010-7R-4A17	6.00	% # ^	04/26/2037	14,677,439
26,048,159	Credit Suisse Mortgage Capital Certificates, Series 2010-9R-2A5	4.00	% ^	02/27/2038	26,672,246
52,394,683	Credit Suisse Mortgage Capital Certificates, Series 2013-6-1A1	2.50	% # ^	07/25/2028	52,462,246
48,867,645	Credit Suisse Mortgage Capital Certificates, Series 2013-9R-A1	3.00	% # ^	05/27/2043	46,782,238
33,538,079	Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4-A11	3.48	% # ^	07/27/2043	33,527,330
23,725,085	Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4-A2	3.00	% # ^	07/25/2043	23,344,411
50,461,528	Credit Suisse Mortgage Capital Certificates, Series 2014-CIM1-A3	3.42	% # ^	01/25/2058	51,057,398
6,071,893	Credit Suisse Mortgage Capital Certificates, Series 2014-WIN1-2A4	3.00	% # ^	09/25/2044	6,064,206
91,433,970	Credit Suisse Mortgage Capital Certificates, Series 2015-1-A1	2.50	% # ^	01/25/2045	89,688,797
136,057,038	Credit Suisse Mortgage Capital Certificates, Series 2015-PR2-A1	4.25	% ^ ʭ	07/26/2055	138,497,153
76,993,038	Credit Suisse Mortgage Capital Certificates, Series 2015-RPL1-A1	3.63	% ^ ʭ	02/25/2057	77,657,865
89,000,503	Credit Suisse Mortgage Capital Certificates, Series 2015-RPL2-A1A	3.75	% ^ ʭ	11/25/2057	89,789,982
24,653,908	Credit Suisse Mortgage Capital Certificates, Series 2015-RPL3-A1	3.75	% ^ ʭ	12/25/2056	24,744,940
30,983,058	Credit Suisse Mortgage Capital Certificates, Series 2016-PR1-A1	5.50	% ^ ʭ	07/25/2056	31,134,729
79,417,160	Credit Suisse Mortgage Trust, Series 2017-1A-A	4.50	% ^	03/25/2021	80,736,787
183,091	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6-A4	3.73	% ʭ	06/25/2035	182,782
9,750,000	Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1-A3	5.83	% ^ ʭ	12/25/2036	9,978,278
17,642,159	CSMC Mortgage Securities Trust, Series 2017-3R	3.23	% # ^	03/06/2047	17,597,703
8,316,906	CSMLT Trust, Series 2015-1-A9	3.50	% # ^	05/25/2045	8,522,109
43,892,428	CSMLT Trust, Series 2015-2-A7	3.50	% # ^	08/25/2045	44,944,530
14,959,545	CSMLT Trust, Series 2015-3-1A2	3.50	% # ^	11/25/2045	15,244,482
18,092,138	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50	% ʭ	09/25/2035	16,743,135
1,164,425	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (1 Month LIBOR USD + 35.930%)	26.86	% I/F	11/25/2035	1,651,964
1,270,861	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.200%)	1.44%		11/25/2035	797,587
3,835,596	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (1 Month LIBOR USD + 5.300%)	4.06	% I/F I/O	11/25/2035	556,346
13,734,326	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-1-1A3A (1 Month LIBOR USD + 0.210%)	1.45%		08/25/2037	13,416,189
32,781,779	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.300%)	1.54%		09/25/2047	28,559,447
17,463,245	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5-A1B (1 Month LIBOR USD + 0.220%)	1.46%		08/25/2047	16,456,257
1,019,494	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	5.58	% #	06/25/2036	937,416
27,859,806	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65	% #	10/25/2036	26,410,505
1,984,676	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90	% #	10/25/2036	1,884,183
2,917,436	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90	% #	10/25/2036	2,769,716
5,802,146	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	5.87	% ʭ	10/25/2036	5,508,496
13,794,939	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (1 Month LIBOR USD + 12.120%)	10.40	% ^ I/F	04/15/2036	15,134,748
6,341,251	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (1 Month LIBOR USD + 12.110%)	10.38	% ^ I/F	04/15/2036	7,211,427
10,331,174	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (1 Month LIBOR USD + 14.600%)	12.25	% ^ I/F	04/15/2036	12,314,377
605,021	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (1 Month LIBOR USD + 19.350%)	15.65	% ^ I/F	04/15/2036	755,019
5,282,691	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (1 Month LIBOR USD + 12.570%)	10.84	% ^ I/F	04/15/2036	5,779,728
87,484,951	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (1 Month LIBOR USD + 12.120%)	10.40	% ^ I/F	04/15/2036	94,711,645
12,879,990	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	11,595,722
1,995,092	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01	% #	10/25/2036	1,893,915
121,974	First Franklin Mortgage Loan Trust, Series 2006-FF1-2A3 (1 Month LIBOR USD + 0.240%)	1.48%		01/25/2036	122,269
9,750,152	First Franklin Mortgage Loan Trust, Series 2006-FF3-A2B (1 Month LIBOR USD + 0.200%)	1.44%		02/25/2036	9,711,001
10,797,506	First Horizon Alternative Mortgage Securities, Series 2005-AA4-1A1	3.13	% #	05/25/2035	9,421,524
5,855,827	First Horizon Alternative Mortgage Securities, Series 2005-FA5-1A4	5.50%		08/25/2035	5,378,577
8,590,898	First Horizon Alternative Mortgage Securities, Series 2005-FA8-1A4	5.50%		11/25/2035	7,719,433
698,552	First Horizon Alternative Mortgage Securities, Series 2005-FA8-2A1	5.00%		11/25/2020	703,633
6,433,551	First Horizon Alternative Mortgage Securities, Series 2005-FA9-A4A	5.50%		12/25/2035	5,665,102
4,624,069	First Horizon Alternative Mortgage Securities, Series 2006-AA3-A1	3.23	% #	06/25/2036	4,298,042
3,827,619	First Horizon Alternative Mortgage Securities, Series 2006-FA1-1A12	6.00%		04/25/2036	3,291,744
165,575	First Horizon Alternative Mortgage Securities, Series 2006-FA1-1A6 (1 Month LIBOR USD + 0.750%)	1.99%		04/25/2036	164,703
2,580,139	First Horizon Alternative Mortgage Securities, Series 2006-FA2-1A5	6.00%		05/25/2036	2,095,490
680,782	First Horizon Alternative Mortgage Securities, Series 2006-FA7-A8	6.25%		12/25/2036	590,108
3,585,102	First Horizon Alternative Mortgage Securities, Series 2006-FA8-1A5	6.00%		02/25/2037	2,953,829
7,644,954	First Horizon Alternative Mortgage Securities, Series 2006-RE1-A1	5.50%		05/25/2035	6,747,529
21,752,177	First Horizon Alternative Mortgage Securities, Series 2007-FA3-A3	6.00%		06/25/2037	17,746,104
1,119,261	First Horizon Alternative Mortgage Securities, Series 2007-FA3-A4	6.00%		06/25/2037	913,128
1,193,198	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A13	6.25%		08/25/2037	947,543
3,683,494	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A4	6.25%		08/25/2037	2,925,137
1,730,713	First Horizon Alternative Mortgage Securities, Series 2007-FA4-1A5	6.25%		08/25/2037	1,374,395
2,411,253	First Horizon Asset Securities, Inc., Series 2006-1-1A2	6.00%		05/25/2036	2,236,158
5,773,110	First Horizon Asset Securities, Inc., Series 2007-1-A3	6.00%		03/25/2037	5,177,589
4,167,636	First Horizon Asset Securities, Inc., Series 2007-4-1A1	6.00%		08/25/2037	3,641,790
44,859,121	GCAT LLC, Series 2016-1-A1	4.50	% ^ ʭ	03/25/2021	45,253,486
27,274,647	GCAT LLC, Series 2017-1-A1	3.38	% ^ ʭ	03/25/2047	27,230,642
46,273,000	GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2-A2D (1 Month LIBOR USD + 0.320%)	1.56%		12/25/2035	41,355,110
6,627,651	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	3.91	% #	09/19/2035	6,366,158
8,940,089	GMACM Mortgage Loan Trust, Series 2005-J1-A14	5.50%		12/25/2035	8,693,536
40,412,803	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.260%)	1.50%		08/25/2045	28,899,110
1,553,499	GS Mortgage Securities Corporation, Series 2008-2R-1A1	7.50	% # ^ Þ	09/25/2036	1,181,127
5,166,842	GS Mortgage Securities Corporation, Series 2009-3R-1A2	6.00	% # ^	04/25/2037	4,869,864
239,500	GSAA Home Equity Trust, Series 2005-12-AF3	5.07	% #	09/25/2035	207,088
19,695,940	GSAA Home Equity Trust, Series 2005-7-AF3	4.75	% #	05/25/2035	19,840,379
11,035,590	GSAA Home Equity Trust, Series 2006-10-AF3	5.98	% #	06/25/2036	5,922,859
7,898,361	GSAA Home Equity Trust, Series 2006-10-AF4	6.30	% ʭ	06/25/2036	4,237,182
14,785,898	GSAA Home Equity Trust, Series 2006-15-AF4	5.96	% ʭ	09/25/2036	7,945,267
2,541,097	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77	% #	11/25/2036	1,427,988
5,508,388	GSAA Home Equity Trust, Series 2006-18-AF6	5.68	% ʭ	11/25/2036	2,780,982
6,177,549	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	5,355,668
3,621,255	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	2,651,259
28,938,327	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.150%)	1.39%		08/25/2036	24,029,258
13,772,096	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.350%)	1.59	% ^	03/25/2035	12,680,035
13,772,096	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	3.54	% # ^ I/O	03/25/2035	1,165,531
8,013,258	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.350%)	1.59	% ^	09/25/2035	7,025,448
8,013,258	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	3.39	% # ^ I/O	09/25/2035	796,168
30,775,335	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	3.28	% # ^ I/O	01/25/2036	3,102,298
30,775,335	GSMPS Mortgage Loan Trust, Series 2006-RP1-AF1 (1 Month LIBOR USD + 0.350%)	1.59	% ^	01/25/2036	26,760,748
8,594,705	GSMSC Pass-Through Trust, Series 2009-3R-3A2	5.75	% # ^	04/25/2037	8,498,205
2,527,181	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	2,570,742
4,937,860	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	4,996,715
750,683	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	793,701
7,364,222	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (1 Month LIBOR USD + 6.900%)	5.66	% I/F I/O	07/25/2035	854,642
602,187	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.500%)	1.74%		07/25/2035	563,425
439,064	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.500%)	1.74%		09/25/2035	420,300
11,180,252	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	9,250,712
4,015,207	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	3,626,667
1,186,970	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	1,148,711
969,200	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	937,696
3,645,649	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	3,125,088
4,378,239	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	3,753,072
12,967,686	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	11,314,922
6,448,826	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	4,854,366
6,676,549	GSR Mortgage Loan Trust, Series 2006-9F-2A1	6.00%		10/25/2036	6,584,745
21,493,663	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	19,532,944
95,299	GSR Mortgage Loan Trust, Series 2006-9F-8A1	5.50%		08/25/2021	91,035
1,553,218	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	1,519,178
2,773,976	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	2,687,227
33,541,110	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	31,254,955
1,601,585	HarborView Mortgage Loan Trust, Series 2005-14-3A1A	3.68	% #	12/19/2035	1,587,708
8,437,111	HarborView Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.180%)	1.42%		11/19/2036	8,212,644
18,222,762	HarborView Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.170%)	1.41%		12/19/2036	16,498,974
74,714,469	HarborView Mortgage Loan Trust, Series 2006-14-FLT (1 Month LIBOR USD + 0.180%)	1.42%		01/25/2047	68,136,129
105,129,473	HarborView Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.200%)	1.44%		07/21/2036	82,130,687
27,159,533	HarborView Mortgage Loan Trust, Series 2006-BUI-FLT (1 Month LIBOR USD + 0.210%)	1.45%		02/19/2046	24,703,771
65,602,909	HarborView Mortgage Loan Trust, Series 2007-3-1A1A (1 Month LIBOR USD + 0.200%)	1.44%		05/19/2047	60,783,766
21,028,289	HarborView Mortgage Loan Trust, Series 2007-4-1A1 (1 Month LIBOR USD + 0.220%)	1.46%		07/19/2047	20,319,842
1,376,901	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.290%)	2.53%		08/25/2033	1,360,825
531,363	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.990%)	2.23%		01/25/2035	523,521
12,182,000	Home Equity Loan Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.280%)	1.52%		06/25/2036	11,143,904
15,000,000	Home Equity Loan Trust, Series 2007-FRE1-2AV2 (1 Month LIBOR USD + 0.160%)	1.40%		04/25/2037	14,887,993
1,514,388	HomeBanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.490%)	1.73%		03/25/2035	1,383,372
20,150,302	HomeBanc Mortgage Trust, Series 2005-3-A1 (1 Month LIBOR USD + 0.240%)	1.48%		07/25/2035	20,084,062
1,238,749	HomeBanc Mortgage Trust, Series 2006-1-3A1	3.25	% #	04/25/2037	1,239,311
31,570,442	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	24,692,509
4,037,760	HSI Asset Loan Obligation Trust, Series 2007-AR1-3A1	3.40	% #	01/25/2037	3,704,074
804,814	IMPAC Trust, Series 2002-9F-A1	5.22	% ʭ	12/25/2032	810,211
35,435,966	IndyMac IMSC Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	20,489,427
9,720,599	IndyMac INDX Mortgage Loan Trust, Series 2007-AR13-2A1	3.72	% #	07/25/2037	8,118,965
2,227,676	IndyMac Mortgage Loan Trust, Series 2006-AR2-1A1	3.64	% #	09/25/2036	2,066,375
6,124,243	IndyMac Mortgage Loan Trust, Series 2006-AR2-4A1	3.66	% #	09/25/2036	5,938,628
25,019,970	IndyMac Mortgage Loan Trust, Series 2006-AR3-1A1	3.51	% #	12/25/2036	24,175,666
7,786,054	IndyMac Mortgage Loan Trust, Series 2006-AR7-3A1	3.49	% #	05/25/2036	6,980,171
5,143,962	IndyMac Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	4,408,253
3,765,782	IndyMac Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	3,227,186
23,852,435	IndyMac Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	19,774,890
11,155,484	IndyMac Mortgage Loan Trust, Series 2007-AR1-3A1	3.45	% #	03/25/2037	10,725,849
5,876,742	IndyMac Mortgage Loan Trust, Series 2007-AR3-3A1	3.45	% #	07/25/2037	5,550,752
550,790	IndyMac Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	509,435
26,658,752	IndyMac Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	18,015,894
702,720	Jefferies & Company, Inc., Series 2010-R1-1A1 (1 Month LIBOR USD + 6.000%)	6.00	% ^	03/26/2037	709,072
7,523,934	Jefferies & Company, Inc., Series 2010-R4-1A4	5.89	% # ^ Þ	10/26/2036	7,713,094
12,822,568	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	12,457,131
4,110,642	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	3,993,490
4,179,772	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	3,743,441
15,261,248	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19	% ʭ	05/25/2036	13,537,787
3,977,607	JP Morgan Alternative Loan Trust, Series 2006-S4-A3A	5.78	% ʭ	12/25/2036	4,243,245
25,960,236	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	5.96	% ʭ	12/25/2036	24,828,318
12,077,046	JP Morgan Mortgage Acquisition Corporation, Series 2006-CH2-AF3	5.46	% ʭ	09/25/2029	10,366,160
4,313,975	JP Morgan Mortgage Acquisition Corporation, Series 2006-WF1-A5	6.41	% ʭ	07/25/2036	2,432,940
23,000,000	JP Morgan Mortgage Acquisition Corporation, Series 2007-CH1-AF5	4.97	% ʭ	11/25/2036	22,644,970
1,401,449	JP Morgan Mortgage Trust, Series 2005-A6-5A1	3.38	% #	08/25/2035	1,394,298
1,712,145	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	1,721,816
1,569,377	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	1,332,851
4,519,062	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	4,106,434
10,034,272	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.380%)	1.62%		08/25/2036	4,921,353
10,034,272	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (1 Month LIBOR USD + 7.120%)	5.88	% I/F I/O	08/25/2036	3,251,445
2,105,722	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	1,913,473
8,964,078	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.380%)	1.62%		01/25/2037	5,552,504
8,964,078	JP Morgan Mortgage Trust, Series 2006-S4-A9 (1 Month LIBOR USD + 6.620%)	5.38	% I/F I/O	01/25/2037	2,109,738
2,579,760	JP Morgan Mortgage Trust, Series 2007-A2-2A1	3.53	% #	04/25/2037	2,521,875
11,117,862	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	9,095,403
4,089,858	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	3,650,419
7,760,214	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	6,963,463
1,314,617	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	1,179,161
7,155,312	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	6,427,519
8,149,550	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	7,322,024
1,108,094	JP Morgan Mortgage Trust, Series 2007-S3-2A2	5.50%		08/25/2022	1,097,287
10,697,087	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00	% ^	02/26/2037	9,279,443
19,719,672	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00	% ^	02/26/2037	17,137,401
16,900,890	JP Morgan Resecuritization Trust, Series 2010-2-3A9	6.00	% ^	07/26/2036	16,947,087
618,619	JP Morgan Resecuritization Trust, Series 2012-2-3A3	3.04	% # ^	10/26/2036	622,961
3,569,453	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	3,233,491
3,382,052	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	3,220,013
4,827,620	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	4,572,235
411,091	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	381,598
2,207,943	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	2,052,801
1,969,557	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.750%)	1.99%		02/25/2036	1,403,869
5,908,672	Lehman Mortgage Trust, Series 2006-1-1A2 (1 Month LIBOR USD + 4.750%)	3.51	% I/F I/O	02/25/2036	1,121,481
7,178,669	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.750%)	1.99%		02/25/2036	6,527,080
7,178,669	Lehman Mortgage Trust, Series 2006-1-3A2 (1 Month LIBOR USD + 4.750%)	3.51	% I/F I/O	02/25/2036	620,531
4,625,155	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	4,744,736
3,964,183	Lehman Mortgage Trust, Series 2006-4-1A3 (1 Month LIBOR USD + 5.400%)	4.16	% I/F I/O	08/25/2036	639,131
2,519,549	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	2,457,159
7,505,050	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.350%)	1.59%		09/25/2036	2,762,524
15,632,938	Lehman Mortgage Trust, Series 2006-5-2A2 (1 Month LIBOR USD + 7.150%)	5.91	% I/F I/O	09/25/2036	4,321,027
11,599,191	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	10,407,436
3,883,122	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	3,664,500
3,906,602	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.450%)	1.69%		11/25/2036	1,857,225
13,499,063	Lehman Mortgage Trust, Series 2006-7-2A5 (1 Month LIBOR USD + 6.550%)	5.31	% I/F I/O	11/25/2036	3,755,588
3,265,807	Lehman Mortgage Trust, Series 2006-9-1A19 (1 Month LIBOR USD + 30.680%)	24.99	% I/F	01/25/2037	4,781,890
3,601,125	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.600%)	1.84%		01/25/2037	2,703,851
10,719,848	Lehman Mortgage Trust, Series 2006-9-1A6 (1 Month LIBOR USD + 5.150%)	3.91	% I/F I/O	01/25/2037	1,543,044
4,761,075	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.380%)	1.62%		01/25/2037	2,169,647
9,052,006	Lehman Mortgage Trust, Series 2006-9-2A2 (1 Month LIBOR USD + 6.620%)	5.38	% I/F I/O	01/25/2037	2,515,694
9,303,531	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	7,000,073
3,057,571	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	2,700,410
3,231,778	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.330%)	1.57%		05/25/2037	1,565,699
13,552,911	Lehman Mortgage Trust, Series 2007-4-2A8 (1 Month LIBOR USD + 6.670%)	5.43	% I/F I/O	05/25/2037	4,001,580
1,356,172	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.330%)	1.57%		05/25/2037	636,723
12,562,445	Lehman Mortgage Trust, Series 2007-5-11A1	5.30	% #	06/25/2037	10,177,853
2,875,755	Lehman Mortgage Trust, Series 2007-5-3A4	5.00%		12/25/2035	2,678,689
1,686,867	Lehman Mortgage Trust, Series 2007-5-4A3 (1 Month LIBOR USD + 40.080%)	32.66	% I/F	08/25/2036	3,166,608
1,007,659	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	849,473
467,836	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	441,823
5,878,774	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	4,288,124
933,000	Lehman XS Trust, Series 2005-10-2A3B	5.55	% ʭ	01/25/2036	898,358
12,028,975	Lehman XS Trust, Series 2005-4-2A3A	5.00	% ʭ	10/25/2035	11,776,329
897,096	Lehman XS Trust, Series 2006-5-2A4A	5.89	% ʭ	04/25/2036	867,379
19,490,077	Lehman XS Trust, Series 2007-1-2A1	5.02	% #	02/25/2037	18,282,833
5,352,579	Long Beach Mortgage Loan Trust, Series 2006-WL1-2A3 (1 Month LIBOR USD + 0.240%)	1.48%		01/25/2046	5,364,252
4,179,798	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	3.30	% #	03/25/2035	3,273,558
3,439,606	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	3.24	% #	07/25/2035	3,160,147
16,458,289	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	3.52	% #	11/25/2036	13,918,859
1,997,017	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	1,897,930
483,589	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	457,994
4,146,020	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	3,962,291
2,563,803	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	2,338,871
4,064,042	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	3,893,463
5,322,957	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	3,577,936
4,975,000	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.130%)	5.36%		12/25/2032	5,160,511
15,254,406	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.170%)	1.41%		06/25/2036	13,679,051
5,260,000	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	4,966,888
3,721,580	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.000%)	6.00%		06/25/2036	3,618,610
5,793	MASTR Asset Securitization Trust, Series 2007-1-1A1	5.50%		11/25/2037	6,454
4,693,833	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	4,069,896
19,086,131	MASTR Resecuritization Trust, Series 2008-4-A1	6.00	% # ^	06/27/2036	17,069,433
2,038,636	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00%		10/25/2032	2,114,441
1,232,841	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.400%)	1.64%		10/25/2032	1,156,128
21,732,287	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 6.680%)	5.44	% I/F I/O	03/25/2037	6,088,016
21,732,287	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (1 Month LIBOR USD + 0.320%)	1.56%		03/25/2037	12,217,068
5,266,200	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	3.31	% #	10/25/2036	5,164,870
2,269,251	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	2,045,404
68,154,808	Morgan Stanley Capital Trust, Series 2007-NC3-A1 (1 Month LIBOR USD + 0.200%)	1.44	% ^	05/25/2037	48,264,073
1,730,054	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.700%)	1.94%		12/25/2035	1,424,986
4,334,583	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	4,118,776
5,777,223	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.52	% #	12/25/2035	5,757,032
359,640	Morgan Stanley Mortgage Loan Trust, Series 2005-6AR-1A1 (1 Month LIBOR USD + 0.280%)	1.52%		11/25/2035	362,024
5,904,438	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.23	% ʭ	08/25/2036	2,751,299
12,078,884	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	9,991,048
7,589,455	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	5.65	% ʭ	10/25/2046	4,390,219
2,428,105	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	5.58	% ʭ	10/25/2046	1,246,863
5,751,664	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	5,765,246
32,293,275	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.08	% #	06/25/2036	28,791,915
3,135,732	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	2,799,061
3,174,386	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	2,833,565
4,208,200	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	3,686,852
13,849,342	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	3.42	% #	10/25/2037	12,703,290
3,942,074	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	5.92	% ʭ	09/25/2046	2,001,346
2,820,134	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.08	% ʭ	09/25/2046	1,600,266
1,128,390	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	5.62	% ʭ	01/25/2047	1,081,573
7,903,109	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	5.86	% ʭ	01/25/2047	4,886,393
4,622,573	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	5.96	% ʭ	01/25/2047	2,857,700
5,091,284	Morgan Stanley Re-Remic Trust, Series 2010-R9-1B	6.00	% # ^	08/26/2036	3,823,563
31,723,253	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00	% # ^	11/26/2036	32,294,490
4,665,786	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94	% # ^	02/26/2037	5,128,991
8,000,000	Nationstar HECM Loan Trust, Series 2016-2A-M1	3.60	% # ^	06/25/2026	8,018,800
15,911,164	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1	6.17	% #	07/25/2036	9,538,788
33,589,250	New Century Home Equity Loan Trust, Series 2005-2-M3 (1 Month LIBOR USD + 0.740%)	1.97%		06/25/2035	33,475,675
15,430,103	New Residential Mortgage Loan Trust, Series 2014-2A-A3	3.75	% # ^	05/25/2054	15,823,630
48,261,079	New Residential Mortgage Loan Trust, Series 2015-2A-A1	3.75	% # ^	08/25/2055	50,159,612
11,119,569	New Residential Mortgage Loan Trust, Series 2017-RPL1-A1	3.60	% ^ ʭ	04/25/2022	11,248,545
792,627	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.660%)	1.57%		08/25/2035	767,031
307,586	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	4.86	% ʭ	02/25/2035	313,836
16,595,539	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16	% #	05/25/2036	7,651,305
3,372,510	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41	% #	05/25/2036	1,554,224
20,023,505	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% #	01/25/2036	11,153,949
3,384,394	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65	% #	01/25/2036	1,891,290
1,670,244	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76	% #	06/25/2036	944,788
18,850,568	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% ʭ	10/25/2036	8,460,440
3,415,123	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06	% ʭ	02/25/2037	1,882,798
17,021,760	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99	% ʭ	02/25/2037	9,385,172
52,183,819	Oaks Mortgage Trust Series, Series 2015-2-A3	3.50	% # ^	10/25/2045	53,379,622
1,123,531	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.980%)	2.21%		11/25/2034	1,126,052
103,132,630	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.190%)	1.43%		07/25/2037	84,151,389
13,000,000	Park Place Securities, Inc., Series 2005-WHQ4-M2 (1 Month LIBOR USD + 0.490%)	1.73%		09/25/2035	12,964,815
8,516,339	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.160%)	1.40%		02/25/2037	7,615,280
24,014,510	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	22,099,718
936,928	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	839,939
244,093,550	PR Mortgage Loan Trust, Series 2014-1-APT	5.91	% # ^	10/25/2049	249,336,288
45,429,000	Preston Ridge Partners Mortgage Trust, Series 2017-A1-2A	3.47	% ^ ʭ	09/25/2022	45,429,000
54,350,059	Pretium Mortgage Credit Partners LLC, Series 2016-NPL5-A	3.88	% ^ ʭ	09/27/2031	54,721,422
65,648,067	Pretium Mortgage Credit Partners LLC, Series 2016-NPL6-A1	3.50	% ^ ʭ	10/27/2031	66,109,573
111,471,685	Pretium Mortgage Credit Partners LLC, Series 2017-NPL1-A1	3.50	% ^ ʭ	04/29/2032	112,040,447
93,845,618	Pretium Mortgage Credit Partners LLC, Series 2017-NPL2-A1	3.25	% ^ ʭ	03/28/2057	94,104,594
12,736,276	Pretium Mortgage Credit Partners LLC, Series 2017-NPL3-A1	3.25	% ^ ʭ	06/29/2032	12,752,556
11,534,846	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50	% ^	05/25/2035	11,098,121
5,472,532	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00	% ^	05/25/2035	5,344,822
32,590,626	RBSGC Structured Trust, Series 2008-B-A1	6.00	% ^	06/25/2037	28,703,073
33,087,271	RCO Trust, Series 2016-SFR1-A	3.75	% # ^	11/25/2051	33,500,795
10,096,945	RCO Trust, Series 2016-SFR1-MA	4.50	% # ^	11/25/2051	10,128,438
1,227,857	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75	% ʭ	05/25/2036	878,492
10,443,190	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47	% ʭ	01/25/2037	5,787,651
20,564,767	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69	% ʭ	01/25/2037	11,800,415
17,790,194	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68	% ʭ	06/25/2037	8,828,437
9,621,522	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20	% ʭ	06/25/2037	5,235,348
2,573,789	Residential Accredit Loans, Inc., Series 2004-QS15-A1	5.25%		11/25/2034	2,604,690
39,648,819	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	4.00	% #	10/25/2035	34,551,285
21,372,351	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	4.24	% #	12/25/2035	19,615,302
14,282,548	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	3.93	% #	03/25/2035	9,781,364
558,716	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (1 Month LIBOR USD + 51.150%)	37.54	% I/F	08/25/2035	1,024,163
2,311,949	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	2,164,875
4,500,444	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.700%)	1.94%		09/25/2035	3,866,584
18,451,819	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (1 Month LIBOR USD + 5.050%)	3.81	% I/F I/O	09/25/2035	2,288,583
8,935,342	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	6,670,795
3,599,483	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	3,214,809
4,297,338	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	4,183,860
4,522,766	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.700%)	1.94%		11/25/2035	3,669,115
4,521,984	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (1 Month LIBOR USD + 4.800%)	3.56	% I/F I/O	11/25/2035	534,095
2,183,130	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	2,131,135
1,512,797	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	1,476,767
6,327,173	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	6,176,479
4,497,155	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.850%)	2.09%		12/25/2035	3,599,284
4,497,155	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (1 Month LIBOR USD + 5.150%)	3.91	% I/F I/O	12/25/2035	610,009
3,618,551	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	3,532,367
617,847	Residential Accredit Loans, Inc., Series 2005-QS1-A5	5.50%		01/25/2035	619,027
1,805,513	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	1,809,711
1,462,628	Residential Accredit Loans, Inc., Series 2005-QS9-A1 (1 Month LIBOR USD + 0.500%)	1.74%		06/25/2035	1,228,338
3,551,952	Residential Accredit Loans, Inc., Series 2005-QS9-A4 (1 Month LIBOR USD + 5.000%)	3.76	% I/F I/O	06/25/2035	358,309
1,819,451	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	1,563,763
11,860,228	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	10,826,136
2,094,204	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	1,615,449
4,726,613	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	4,414,822
7,310,159	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	6,538,046
3,439,020	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	3,225,805
1,514,793	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	1,339,736
5,386,364	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	4,763,887
1,572,340	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	1,390,632
1,699,099	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	1,502,742
672,365	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	594,663
3,288,922	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	2,890,518
18,271,829	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	16,058,468
1,900,233	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (1 Month LIBOR USD + 42.860%)	33.37	% I/F	01/25/2036	3,331,273
12,520,594	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	11,857,805
2,907,281	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (1 Month LIBOR USD + 5,143.000%)	8.00	% I/F	04/25/2036	2,913,470
8,148,072	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	7,376,044
24,284,320	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	21,983,385
3,140,250	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	2,937,160
5,165,058	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	4,831,017
10,801,708	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	9,894,575
18,731,738	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (1 Month LIBOR USD + 5.550%)	4.31	% I/F I/O	08/25/2036	2,802,032
6,270,935	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (1 Month LIBOR USD + 5.300%)	4.06	% I/F I/O	07/25/2036	984,113
35,788,680	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.230%)	1.47%		06/25/2037	21,116,033
5,975,109	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	5,221,904
20,567,533	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (1 Month LIBOR USD + 5.450%)	4.21	% I/F I/O	01/25/2037	2,739,620
2,070,340	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	1,939,969
4,999,472	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	4,691,569
888,278	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	747,321
33,811,488	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	31,411,677
5,391,452	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	4,937,525
8,635,749	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	7,742,884
3,929,633	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	3,532,749
1,621,134	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.300%)	1.54%		03/25/2037	1,213,485
5,384,156	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (1 Month LIBOR USD + 6.700%)	5.46	% I/F I/O	03/25/2037	1,064,217
4,269,638	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	4,030,193
1,372,813	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (1 Month LIBOR USD + 55.000%)	44.69	% I/F	04/25/2037	2,753,252
6,113,786	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	5,770,921
9,743,486	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	9,399,713
672,952	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (1 Month LIBOR USD + 55.830%)	45.52	% I/F	04/25/2037	1,370,373
8,313,454	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	5,485,203
34,052,650	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	31,005,132
50,122	Residential Asset Mortgage Products, Inc., Series 2004-RS4-AI6	5.07	% #	04/25/2034	51,453
440,340	Residential Asset Mortgage Products, Inc., Series 2004-RS5-AI6	5.55	% #	05/25/2034	472,691
4,268,746	Residential Asset Mortgage Products, Inc., Series 2004-RS7-A3	2.86	% #	07/25/2034	3,871,806
203,344	Residential Asset Mortgage Products, Inc., Series 2004-RS9-AI6	4.72	% #	07/25/2034	226,192
4,593,567	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41	% ʭ	01/25/2035	4,624,788
43,496,669	Residential Asset Mortgage Products, Inc., Series 2005-RS9-AI4 (1 Month LIBOR USD + 0.320%)	1.56%		11/25/2035	37,509,962
31,782,522	Residential Asset Mortgage Products, Inc., Series 2006-RS2-A3A (1 Month LIBOR USD + 0.300%)	1.54%		03/25/2036	29,788,836
12,760,000	Residential Asset Mortgage Products, Inc., Series 2006-RX5-A3 (1 Month LIBOR USD + 0.250%)	1.49%		08/25/2046	11,782,043
10,298,649	Residential Asset Mortgage Products, Inc., Series 2006-RZ3-A3 (1 Month LIBOR USD + 0.290%)	1.53%		08/25/2036	10,246,351
170,825	Residential Asset Securities Corporation, Series 2002-KS1-AI6	6.08	% #	06/25/2032	185,993
59,717	Residential Asset Securities Corporation, Series 2005-AHL3-A2 (1 Month LIBOR USD + 0.240%)	1.48%		11/25/2035	59,862
27,100,365	Residential Asset Securities Corporation, Series 2005-KS11-M2 (1 Month LIBOR USD + 0.420%)	1.66%		12/25/2035	26,890,321
8,198,931	Residential Asset Securities Corporation, Series 2006-EMX5-A3 (1 Month LIBOR USD + 0.160%)	1.40%		07/25/2036	7,407,857
39,426,645	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.200%)	1.43%		01/25/2037	34,753,255
25,794,851	Residential Asset Securities Corporation, Series 2007-KS3-AI3 (1 Month LIBOR USD + 0.250%)	1.49%		04/25/2037	25,326,893
6,343,287	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	5,145,276
3,399,602	Residential Asset Securitization Trust, Series 2005-A12-A7 (1 Month LIBOR USD + 5.000%)	3.76	% I/F I/O	11/25/2035	539,508
2,841,510	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.550%)	1.79%		11/25/2035	2,196,485
11,618,063	Residential Asset Securitization Trust, Series 2005-A13-2A1	5.50%		10/25/2035	8,745,655
11,282,148	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	8,968,834
2,162,132	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	1,920,588
5,410,482	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	5,018,975
5,399,768	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (1 Month LIBOR USD + 5.000%)	3.76	% I/F I/O	07/25/2035	1,209,218
6,373,629	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	4,556,360
959,600	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	741,478
8,688,125	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	6,043,508
8,588,460	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	5,848,678
16,047,280	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	13,868,242
15,892,106	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.450%)	1.69%		12/25/2036	5,704,351
35,071,494	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (1 Month LIBOR USD + 6.550%)	5.31	% I/F I/O	12/25/2036	9,039,562
7,798,097	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	5,981,567
5,398,931	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		01/25/2046	4,141,276
703,005	Residential Asset Securitization Trust, Series 2006-A4-2A5	6.00%		05/25/2036	680,308
5,353,642	Residential Asset Securitization Trust, Series 2006-A4-2A9	6.00%		05/25/2036	5,180,791
4,515,274	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	4,036,317
6,493,421	Residential Asset Securitization Trust, Series 2006-R1-A1 (1 Month LIBOR USD + 28.400%)	23.45	% I/F	01/25/2046	9,941,242
35,009,992	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	31,913,632
1,040,486	Residential Asset Securitization Trust, Series 2007-A3-1A2 (1 Month LIBOR USD + 46.380%)	36.90	% I/F	04/25/2037	2,231,241
24,013,953	Residential Asset Securitization Trust, Series 2007-A5-1A4 (1 Month LIBOR USD + 6.100%)	4.86	% I/F I/O	05/25/2037	4,781,365
6,185,687	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.400%)	1.64%		05/25/2037	1,327,245
7,207,718	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	6,410,636
3,158,775	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	2,809,454
13,482,820	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	12,703,785
9,654,619	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	7,204,252
42,467,217	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	31,688,927
18,816,328	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	14,040,695
522,306	Residential Funding Mortgage Securities Trust, Series 2003-S16-A1	4.75%		09/25/2018	523,543
3,513,655	Residential Funding Mortgage Securities Trust, Series 2005-S9-A10	6.25%		12/25/2035	3,424,050
9,366,845	Residential Funding Mortgage Securities Trust, Series 2005-S9-A6	5.75%		12/25/2035	9,195,268
697,487	Residential Funding Mortgage Securities Trust, Series 2005-S9-A8	5.50%		12/25/2035	674,249
11,524,627	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	11,156,806
20,710,436	Residential Funding Mortgage Securities Trust, Series 2006-S11-A1	6.00%		11/25/2036	19,510,451
3,736,984	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	3,715,198
255,850	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	254,358
6,609,477	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	6,469,241
4,860,105	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	4,688,536
4,440,323	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	4,253,579
5,002,512	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	4,792,125
9,339,118	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	8,946,350
1,459,393	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	1,398,016
4,344,302	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	4,164,880
1,352,691	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	1,261,291
3,610,974	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	3,366,983
30,675,824	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	29,380,191
8,889,975	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	8,514,495
4,749,792	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	4,507,379
23,719,669	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	22,493,561
10,875,893	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	10,010,028
3,149,155	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	4.82	% #	02/25/2037	2,696,237
9,542,927	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	3.99	% #	04/25/2037	9,266,427
30,254,462	RMAT LLC, Series 2015-PR2-A1	5.85	% ^ ʭ	11/25/2035	30,554,967
46,441,104	Saxon Asset Securities Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.170%)	1.41%		10/25/2046	45,375,885
355,390,093	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	1.34	% # ^¥	02/25/2054	272,009,678
68,629,995	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	0.00	% # ^¥	12/26/2059	63,738,269
108,325,427	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	0.00	% # ^¥	10/25/2044	102,474,532
207,034	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.350%)	1.59%		07/20/2033	196,517
10,271,801	Sequoia Mortgage Trust, Series 2013-2-A	1.87	% #	02/25/2043	9,776,911
11,995,540	Sequoia Mortgage Trust, Series 2013-6-A2	3.00	% #	05/25/2043	11,968,358
80,981,444	Sequoia Mortgage Trust, Series 2015-4-A1	3.00	% # ^	11/25/2030	82,657,954
140,154,359	Sequoia Mortgage Trust, Series 2016-1-A1	3.50	% # ^	06/25/2046	143,267,482
223,174,800	Sequoia Mortgage Trust, Series 2016-2-A1	3.50	% # ^	08/25/2046	228,452,103
16,483,815	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.170%)	1.41%		02/25/2036	15,317,087
39,077,465	SG Mortgage Securities Trust, Series 2017-1A-A	3.71	% # ^	04/25/2047	39,567,563
62,589,248	Shellpoint Co-Originator Trust, Series 2015-1-A3	3.50	% # ^	08/25/2045	63,671,428
51,747,981	Sofi Mortgage Trust, Series 2016-1A-1A4	3.00	% # ^	11/25/2046	50,882,300
33,644,897	Soundview Home Equity Loan Trust, Series 2007-NS1-A3 (1 Month LIBOR USD + 0.200%)	1.44%		01/25/2037	31,451,007
30,715,648	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.000%)	2.24%		09/25/2037	25,104,212
61,983,000	Springleaf Mortgage Loan Trust, Series 2013-2A-B1	6.00	% # ^	12/25/2065	61,946,529
13,291,799	STARM Mortgage Loan Trust, Series 2007-2-1A1	3.62	% #	04/25/2037	10,955,926
6,232,204	STARM Mortgage Loan Trust, Series 2007-3-1A1	3.70	% #	06/25/2037	5,956,970
5,450,103	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	3.37	% #	09/25/2034	5,404,455
8,903,081	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.45	% #	12/25/2035	8,608,273
2,666,810	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	3.56	% #	02/25/2036	2,053,677
4,768,634	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-6-3A1	3.49	% #	07/25/2036	3,975,739
22,167	Structured Asset Securities Corporation, Series 2003-18XS-A6	4.54	% ʭ	06/25/2033	22,140
3,029,529	Structured Asset Securities Corporation, Series 2003-24A-1A3	3.32	% #	07/25/2033	3,059,221
6,763,157	Structured Asset Securities Corporation, Series 2003-35-1A1	5.14	% #	12/25/2033	6,945,700
1,681,218	Structured Asset Securities Corporation, Series 2004-11XS-2A2	4.96	% ʭ	06/25/2034	2,241,314
5,431,615	Structured Asset Securities Corporation, Series 2004-22-A2	4.99	% ʭ	01/25/2035	5,668,610
19,580,018	Structured Asset Securities Corporation, Series 2005-10-1A1	5.75%		06/25/2035	18,670,182
1,496,189	Structured Asset Securities Corporation, Series 2005-10-6A1	5.00%		06/25/2020	1,520,375
5,106,943	Structured Asset Securities Corporation, Series 2005-13-3A1	6.00%		09/25/2035	4,266,439
1,426,630	Structured Asset Securities Corporation, Series 2005-14-1A1 (1 Month LIBOR USD + 0.300%)	1.54%		07/25/2035	1,191,266
577,423	Structured Asset Securities Corporation, Series 2005-14-1A4 (1 Month LIBOR USD + 24.530%)	19.01	% I/F	07/25/2035	708,568
27,140,112	Structured Asset Securities Corporation, Series 2005-14-4A1	5.75%		07/25/2035	26,863,263
2,343,339	Structured Asset Securities Corporation, Series 2005-15-1A1	5.50%		08/25/2035	2,462,821
5,279,988	Structured Asset Securities Corporation, Series 2005-15-2A7	5.50%		08/25/2035	5,222,545
7,550,063	Structured Asset Securities Corporation, Series 2005-15-3A1	4.77	% #	08/25/2035	7,397,045
5,854,133	Structured Asset Securities Corporation, Series 2005-16-1A2	5.50%		09/25/2035	5,757,508
6,445,573	Structured Asset Securities Corporation, Series 2005-3-1A6	5.75%		03/25/2035	6,080,106
53,899,871	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.170%)	1.41%		12/25/2036	52,216,077
112,451,404	Structured Asset Securities Corporation, Series 2007-4-1A3 (1 Month LIBOR USD + 6.250%)	4.88	% ^ I/F I/OÞ	03/28/2045	17,084,618
799,162	Suntrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	784,397
1,318,023	Suntrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	1,240,702
703,048	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 1.000%)	2.24%		12/25/2033	647,035
6,189,703	Thornburg Mortgage Securities Trust, Series 2004-4-5A	2.88	% #	12/25/2044	6,114,322
17,888,289	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.300%)	3.07%		03/25/2037	17,116,737
4,190,688	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.300%)	3.07%		03/25/2037	3,696,916
12,439,298	Towd Point Mortgage Trust, Series 2015-1-AE	3.00	% ^	10/25/2053	12,533,028
10,605,959	Towd Point Mortgage Trust, Series 2015-1-AES	3.00	% # ^	10/25/2053	10,741,091
7,504,728	Towd Point Mortgage Trust, Series 2015-2-1A12	2.75	% # ^	11/25/2060	7,555,567
19,995,946	Towd Point Mortgage Trust, Series 2015-2-1A13	2.50	% # ^	11/25/2060	19,996,469
58,147,904	Towd Point Mortgage Trust, Series 2015-5-A1B	2.75	% # ^	05/25/2055	58,595,806
71,315,648	Towd Point Mortgage Trust, Series 2015-6-A1B	2.75	% # ^	04/25/2055	71,864,665
38,695,469	US Residential Opportunity Fund Trust, Series 2016-1II-A	3.47	% ^ ʭ	07/27/2036	38,605,185
54,402,292	US Residential Opportunity Fund Trust, Series 2016-1III-A	3.47	% ^ ʭ	07/27/2036	54,567,011
10,789,091	US Residential Opportunity Fund Trust, Series 2016-3-A	3.60	% ^ ʭ	10/27/2036	10,773,441
16,940,893	VOLT LLC, Series 2017-NPL1-A1	3.50	% ^ ʭ	02/25/2047	17,085,765
84,933,341	VOLT LLC, Series 2017-NPL2-A1	3.50	% ^ ʭ	03/25/2047	85,762,792
170,835,300	VOLT LLC, Series 2017-NPL3-A1	3.50	% ^ ʭ	03/25/2047	172,568,526
143,048,525	VOLT LLC, Series 2017-NPL4-A1	3.38	% ^ ʭ	04/25/2047	144,183,243
181,287,727	VOLT LLC, Series 2017-NPL5-A1	3.38	% ^ ʭ	05/28/2047	182,869,353
75,219,941	VOLT LLC, Series 2017-NPL6-A1	3.25	% ^ ʭ	05/25/2047	75,609,189
156,337,791	VOLT LLC, Series 2017-NPL7-A1	3.25	% ^ ʭ	04/25/2059	157,322,562
91,422,190	VOLT LLC, Series 2017-NPL8-A1	3.13	% ^ ʭ	06/25/2047	91,882,437
68,000,000	VOLT LLC, Series 2017-NPL9-A1	3.13	% ^ ʭ	09/25/2047	68,075,011
7,328,679	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	6,886,822
2,926,099	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4-5A1	5.50%		06/25/2035	2,855,113
1,156,320	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB12 (1 Month LIBOR USD + 50.600%)	36.99	% I/F	07/25/2035	2,095,136
3,744,446	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB6 (1 Month LIBOR USD + 0.600%)	1.84%		07/25/2035	3,157,870
1,162,524	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6-2A7	5.50%		08/25/2035	1,132,843
1,366,425	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB6 (1 Month LIBOR USD + 50.050%)	36.44	% I/F	08/25/2035	2,258,656
15,030,674	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB7 (1 Month LIBOR USD + 1.450%)	2.69%		08/25/2035	14,231,041
1,495,059	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-3CB	6.50%		08/25/2035	1,303,514
14,389,458	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-1A2	5.50%		10/25/2035	13,753,609
11,071,727	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-2A2	5.50%		11/25/2035	10,264,753
3,043,863	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-CX	5.50	% I/O	11/25/2035	704,966
4,430,765	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	4,226,179
2,243,558	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A2	5.75%		02/25/2036	2,139,964
1,905,608	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A7	5.75%		02/25/2036	1,817,619
4,614,590	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-3-3CB4	6.00%		04/25/2036	4,223,494
2,808,454	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A8	5.75%		07/25/2036	2,482,880
5,342,074	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB1	6.00%		07/25/2036	4,577,364
9,703,455	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB6	6.00%		07/25/2036	8,314,419
7,335,897	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A5	6.45	% ʭ	07/25/2036	3,466,362
4,231,934	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-9-A7	4.77	% ʭ	10/25/2036	2,402,753
11,245,165	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-1A1	3.23	% #	09/25/2036	10,706,628
18,169,704	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15-1A (12 Month US Treasury Average + 0.840%)	1.73%		11/25/2046	15,770,451
1,428,452	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6-2A3	3.28	% #	08/25/2036	1,385,876
14,797,170	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A2	6.00%		04/25/2037	12,916,074
15,138,830	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A6	6.00%		04/25/2037	13,214,300
7,464,504	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A2	6.00%		04/25/2037	7,215,044
10,093,841	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A3	6.00%		04/25/2037	9,756,509
8,799,159	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-4-1A1	5.50%		06/25/2037	8,768,430
433,270	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (1 Month LIBOR USD + 39.480%)	32.06	% I/F	06/25/2037	815,808
10,831,740	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A6	6.00%		06/25/2037	10,778,434
19,842,840	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3-4A1	3.25	% #	03/25/2037	19,637,629
21,629,028	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5-1A1	2.90	% #	05/25/2037	19,928,474
18,174,080	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6-2A3	3.08	% #	06/25/2037	16,876,167
1,987,042	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	1,817,620
8,724,662	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	7,980,767
7,522,567	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	6,881,167
12,329,110	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	11,277,887
51,432,774	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	51,438,585
7,942,048	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.350%)	1.59%		06/25/2037	5,715,609
11,699,867	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (1 Month LIBOR USD + 6.650%)	5.41	% I/F I/O	06/25/2037	2,588,252
731,110	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	681,443
16,498,750	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	16,372,985
6,555,059	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	6,505,092
12,754,504	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	12,250,340
6,341,646	Wells Fargo Alternative Loan Trust, Series 2007-PA3-4A3	6.50%		07/25/2037	5,900,726
96,126,427	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	93,647,480
36,435	Wells Fargo Alternative Loan Trust, Series 2007-PA5-2A1	6.00%		11/25/2022	36,503
8,216,396	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	3.54	% #	12/28/2037	8,096,346
13,792,891	Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y-3A3	3.07	% #	11/25/2034	14,169,534
21,004,574	Wells Fargo Mortgage Backed Securities Trust, Series 2005-17-1A1	5.50%		01/25/2036	20,775,460
26,790	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4-A7 (1 Month LIBOR USD + 23.890%)	18.96	% I/F	04/25/2035	30,777
2,113,819	Wells Fargo Mortgage Backed Securities Trust, Series 2005-8-A1	5.50%		10/25/2035	2,183,741
1,667,419	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16-6A4	3.45	% #	10/25/2035	1,674,817
4,274,963	Wells Fargo Mortgage Backed Securities Trust, Series 2006-12-A3	6.00%		10/25/2036	4,305,878
5,418,867	Wells Fargo Mortgage Backed Securities Trust, Series 2006-14-A1	6.00%		10/25/2036	5,384,455
6,337,193	Wells Fargo Mortgage Backed Securities Trust, Series 2006-15-A1	6.00%		11/25/2036	6,342,481
74,031	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-1A4 (1 Month LIBOR USD + 19.390%)	15.99	% I/F	03/25/2036	90,007
3,499,821	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-3A1	5.75%		03/25/2036	3,512,417
17,695,990	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A11	5.50%		03/25/2036	18,101,822
4,033,376	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A6	5.50%		03/25/2036	3,988,651
234,750	Wells Fargo Mortgage Backed Securities Trust, Series 2006-4-2A2	5.50%		04/25/2036	229,489
2,828,431	Wells Fargo Mortgage Backed Securities Trust, Series 2006-6-2A1 (1 Month LIBOR USD + 0.400%)	1.64%		05/25/2036	2,539,914
2,828,431	Wells Fargo Mortgage Backed Securities Trust, Series 2006-6-2A2 (1 Month LIBOR USD + 7.100%)	5.86	% I/F I/O	05/25/2036	519,805
1,903,636	Wells Fargo Mortgage Backed Securities Trust, Series 2006-9-2A1	0.00	% P/O	08/25/2036	1,275,405
1,903,636	Wells Fargo Mortgage Backed Securities Trust, Series 2006-9-2A2	6.00	% I/O	08/25/2036	423,259
8,594,639	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	3.75	% #	09/25/2036	8,607,721
4,702,637	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	3.52	% #	09/25/2036	4,665,668
5,199,491	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	3.36	% #	04/25/2036	4,813,358
1,511,276	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-1A18	6.00%		07/25/2037	1,504,381
2,799,236	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-2A11	6.00%		07/25/2037	2,742,725
1,575,135	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A14	6.00%		08/25/2037	1,579,610
3,143,806	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A36	6.00%		08/25/2037	3,152,738
2,234,205	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A96	6.00%		08/25/2037	2,240,553
28,965,443	Wells Fargo Mortgage Backed Securities Trust, Series 2007-14-1A1	6.00%		10/25/2037	28,734,947
16,705,239	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A1	6.00%		03/25/2037	16,650,825
966,784	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A18	5.75%		03/25/2037	955,944
2,177,453	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-1A9	6.00%		03/25/2037	2,170,360
547,560	Wells Fargo Mortgage Backed Securities Trust, Series 2007-2-3A2	5.25%		03/25/2037	561,086
1,787,738	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3-1A3	6.00%		04/25/2037	1,795,364
1,707,116	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A11	6.50%		04/25/2037	1,780,610
6,557,617	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A15	6.00%		04/25/2037	6,698,365
3,867,979	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A3	6.00%		04/25/2037	3,950,999
4,079,303	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A8	6.00%		04/25/2037	4,166,858
4,452,205	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6-A4	6.00%		05/25/2037	4,470,304
2,127,480	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6-A6	6.00%		05/25/2037	2,136,129
6,726,042	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	6,782,766
467,783	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	467,521
15,146,550	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	15,274,290
4,102,424	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	4,137,022
1,395,169	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.500%)	1.74%		06/25/2037	1,196,274
3,811,573	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	3,843,719
1,613,618	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.500%)	1.74%		06/25/2037	1,454,022
727,932	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (1 Month LIBOR USD + 39.000%)	31.58	% I/F	06/25/2037	1,045,471
1,130,415	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A13 (1 Month LIBOR USD + 0.370%)	1.61%		07/25/2037	1,039,717
1,130,415	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A14 (1 Month LIBOR USD + 39.780%)	32.36	% I/F	07/25/2037	1,697,335
18,369,239	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A16	6.00%		07/25/2037	18,518,295
12,257,511	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A2	6.00%		07/25/2037	12,356,973
1,732,856	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A20	6.00%		07/25/2037	1,746,918
15,481,930	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A22	6.00%		07/25/2037	15,607,569
5,388,302	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-1A3	6.00%		07/25/2037	5,432,027
7,187,557	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8-2A9	6.00%		07/25/2037	7,305,565
45,048,722	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	6.00	% #	12/28/2037	43,344,160
20,487,218	WinWater Mortgage Loan Trust, Series 2015-4-A5	3.50	% # ^	06/20/2045	20,907,710
140,973,511	WinWater Mortgage Loan Trust, Series 2015-5-A3	3.50	% # ^	08/20/2045	143,410,971
23,596,541	WinWater Mortgage Loan Trust, Series 2016-1-1A5	3.50	% # ^	01/20/2046	24,037,714

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $12,645,716,224)					12,871,474,497

US Corporate Bonds - 0.1%
4,915,000	American Express Credit Corporation (3 Month LIBOR USD + 0.550%)	1.87%		03/18/2019	4,945,656
5,000,000	American Express Credit Corporation (3 Month LIBOR USD + 0.330%)	1.64%		05/03/2019	5,013,752
2,085,000	American Express Credit Corporation (3 Month LIBOR USD + 0.430%)	1.75%		03/03/2020	2,090,485
5,915,000	BB&T Corporation (3 Month LIBOR USD + 0.570%)	1.89%		06/15/2020	5,952,145
2,000,000	Chevron Corporation (3 Month LIBOR USD + 0.410%)	1.73%		11/15/2019	2,014,301
3,150,000	Citibank N.A. (3 Month LIBOR USD + 0.340%)	1.67%		03/20/2019	3,156,315
2,600,000	Citibank N.A. (3 Month LIBOR USD + 0.500%)	1.81%		06/12/2020	2,613,439
12,500,000	Consolidated Edison, Inc.	5.85%		04/01/2018	12,770,735
1,500,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.740%)	2.04	% ^	07/05/2019	1,511,526
12,500,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.840%)	2.16%		03/22/2019	12,605,065
3,040,000	Medtronic, Inc. (3 Month LIBOR USD + 0.800%)	2.12%		03/15/2020	3,089,299
5,000,000	Oracle Corporation	5.75%		04/15/2018	5,111,292
3,000,000	PepsiCo, Inc. (3 Month LIBOR USD + 0.040%)	1.35%		05/02/2019	3,000,206
1,000,000	Wells Fargo & Company (3 Month LIBOR USD + 0.460%)	1.77%		04/22/2019	1,003,385
11,411,000	Wells Fargo & Company (3 Month LIBOR USD + 0.880%)	2.19%		07/22/2020	11,587,195

Total US Corporate Bonds (Cost $76,372,902)					76,464,796

US Government / Agency Mortgage Backed Obligations - 49.8%
74,375,000	Federal Home Loan Mortgage Corporation	1.00%		10/11/2018	74,018,967
9,329,958	Federal Home Loan Mortgage Corporation, Pool C03490	4.50%		08/01/2040	10,041,584
56,466,636	Federal Home Loan Mortgage Corporation, Pool C91388	3.50%		02/01/2032	59,028,596
29,641,861	Federal Home Loan Mortgage Corporation, Pool C91403	3.50%		03/01/2032	30,983,250
28,637,515	Federal Home Loan Mortgage Corporation, Pool C91413	3.50%		12/01/2031	29,934,805
14,497,846	Federal Home Loan Mortgage Corporation, Pool C91417	3.50%		01/01/2032	15,155,858
60,875,779	Federal Home Loan Mortgage Corporation, Pool C91447	3.50%		05/01/2032	63,639,180
67,780,040	Federal Home Loan Mortgage Corporation, Pool C91594	3.00%		01/01/2033	69,470,463
20,125,684	Federal Home Loan Mortgage Corporation, Pool C91596	3.00%		02/01/2033	20,627,510
10,194,167	Federal Home Loan Mortgage Corporation, Pool D98901	3.50%		01/01/2032	10,656,836
27,176,380	Federal Home Loan Mortgage Corporation, Pool D98923	3.50%		01/01/2032	28,409,748
25,825,838	Federal Home Loan Mortgage Corporation, Pool D99724	3.00%		11/01/2032	26,466,009
23,404,540	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	25,684,675
4,822,843	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	5,289,921
12,170,934	Federal Home Loan Mortgage Corporation, Pool G06172	5.50%		12/01/2038	13,564,572
16,868,696	Federal Home Loan Mortgage Corporation, Pool G06954	6.00%		05/01/2040	19,075,635
24,054,618	Federal Home Loan Mortgage Corporation, Pool G07011	6.00%		05/01/2040	27,206,979
23,014,034	Federal Home Loan Mortgage Corporation, Pool G07801	4.00%		10/01/2044	24,434,901
44,697,281	Federal Home Loan Mortgage Corporation, Pool G07862	4.00%		01/01/2044	47,473,221
51,722,191	Federal Home Loan Mortgage Corporation, Pool G07905	4.00%		01/01/2042	54,680,218
81,587,688	Federal Home Loan Mortgage Corporation, Pool G08534	3.00%		06/01/2043	82,295,825
26,335,011	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	26,552,744
63,730,970	Federal Home Loan Mortgage Corporation, Pool G08614	3.00%		11/01/2044	63,994,763
73,851,987	Federal Home Loan Mortgage Corporation, Pool G08619	3.00%		12/01/2044	74,151,117
99,795,142	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	100,199,352
190,680,449	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	191,452,781
103,165,853	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	103,583,716
264,621,021	Federal Home Loan Mortgage Corporation, Pool G08635	3.00%		04/01/2045	265,692,842
78,113,163	Federal Home Loan Mortgage Corporation, Pool G08640	3.00%		05/01/2045	78,432,469
405,167,563	Federal Home Loan Mortgage Corporation, Pool G08648	3.00%		06/01/2045	406,839,471
78,434,053	Federal Home Loan Mortgage Corporation, Pool G08653	3.00%		07/01/2045	78,760,749
43,221,984	Federal Home Loan Mortgage Corporation, Pool G08658	3.00%		08/01/2045	43,403,689
51,981,458	Federal Home Loan Mortgage Corporation, Pool G08670	3.00%		10/01/2045	52,206,030
610,689,428	Federal Home Loan Mortgage Corporation, Pool G08675	3.00%		11/01/2045	613,351,386
266,310,525	Federal Home Loan Mortgage Corporation, Pool G08680	3.00%		12/01/2045	267,481,666
184,067,537	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	184,877,578
242,430,196	Federal Home Loan Mortgage Corporation, Pool G08692	3.00%		02/01/2046	243,497,137
485,210,724	Federal Home Loan Mortgage Corporation, Pool G08697	3.00%		03/01/2046	487,345,928
662,426,888	Federal Home Loan Mortgage Corporation, Pool G08705	3.00%		05/01/2046	665,343,070
172,590,990	Federal Home Loan Mortgage Corporation, Pool G08721	3.00%		09/01/2046	173,350,805
70,286,680	Federal Home Loan Mortgage Corporation, Pool G60251	3.50%		10/01/2045	72,957,037
242,506,662	Federal Home Loan Mortgage Corporation, Pool G60393	3.50%		01/01/2046	251,330,048
103,944,704	Federal Home Loan Mortgage Corporation, Pool J22834	2.50%		03/01/2028	105,382,452
70,387,984	Federal Home Loan Mortgage Corporation, Pool Q13637	3.00%		11/01/2042	71,033,146
71,514,607	Federal Home Loan Mortgage Corporation, Pool Q13638	3.00%		11/01/2042	72,172,552
117,523,408	Federal Home Loan Mortgage Corporation, Pool Q16672	3.00%		03/01/2043	118,635,108
7,555,610	Federal Home Loan Mortgage Corporation, Pool Q23595	4.00%		12/01/2043	8,065,459
9,715,882	Federal Home Loan Mortgage Corporation, Pool Q24052	4.00%		01/01/2044	10,377,534
8,320,572	Federal Home Loan Mortgage Corporation, Pool Q24172	4.00%		01/01/2044	8,881,643
7,139,416	Federal Home Loan Mortgage Corporation, Pool Q24979	4.00%		02/01/2044	7,620,898
55,614,565	Federal Home Loan Mortgage Corporation, Pool Q31596	3.50%		02/01/2045	57,409,126
19,911,702	Federal Home Loan Mortgage Corporation, Pool Q32861	3.50%		04/01/2045	20,603,272
55,051,884	Federal Home Loan Mortgage Corporation, Pool Q32921	3.50%		04/01/2045	56,828,289
33,131,260	Federal Home Loan Mortgage Corporation, Pool Q39502	3.50%		03/01/2046	34,336,729
7,726,680	Federal Home Loan Mortgage Corporation, Pool T60392	4.00%		10/01/2041	8,020,919
6,950,677	Federal Home Loan Mortgage Corporation, Pool T60681	4.00%		05/01/2042	7,213,059
23,086,791	Federal Home Loan Mortgage Corporation, Pool T60782	3.50%		07/01/2042	23,599,661
38,550,279	Federal Home Loan Mortgage Corporation, Pool T60853	3.50%		09/01/2042	39,405,121
31,216,198	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	31,909,439
3,503,536	Federal Home Loan Mortgage Corporation, Pool T65110	3.50%		10/01/2042	3,581,326
5,687,381	Federal Home Loan Mortgage Corporation, Pool T69016	5.00%		06/01/2041	5,954,952
29,122,916	Federal Home Loan Mortgage Corporation, Pool T69050	3.50%		05/01/2046	29,766,887
621,595	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	660,521
162,864,548	Federal Home Loan Mortgage Corporation, Pool V81821	3.00%		08/01/2045	163,769,728
43,388,166	Federal Home Loan Mortgage Corporation, Pool V82117	3.00%		12/01/2045	43,629,334
50,523,331	Federal Home Loan Mortgage Corporation, Pool V82209	3.50%		02/01/2046	52,361,639
16,227,679	Federal Home Loan Mortgage Corporation, Pool V82248	3.50%		03/01/2046	16,844,627
126,408,376	Federal Home Loan Mortgage Corporation, Pool V8-2851	3.00%		01/01/2047	126,984,450
69,927,574	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	68,613,509
47,595,761	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	47,138,599
1,698,558	Federal Home Loan Mortgage Corporation, Series 2519-ZD	5.50%		11/15/2032	1,860,942
1,089,575	Federal Home Loan Mortgage Corporation, Series 2596-ZL	5.00%		04/15/2033	1,190,739
51,115,130	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	51,773,446
574,273	Federal Home Loan Mortgage Corporation, Series 2684-ZN	4.00%		10/15/2033	602,357
97,673,843	Federal Home Loan Mortgage Corporation, Series 269-30	3.00%		08/15/2042	97,019,192
41,567,758	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	42,237,136
3,696,503	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	4,053,886
121,694,989	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	120,954,487
14,400,788	Federal Home Loan Mortgage Corporation, Series 2819-MS (1 Month LIBOR USD + 6.470%)	5.24	% I/F I/O	06/15/2040	1,743,601
9,207,871	Federal Home Loan Mortgage Corporation, Series 2825-PZ	5.50%		07/15/2034	10,102,846
29,225,470	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	29,191,864
5,741,150	Federal Home Loan Mortgage Corporation, Series 2898-JZ	5.00%		12/15/2034	6,307,801
12,619,243	Federal Home Loan Mortgage Corporation, Series 2899-AZ	5.00%		12/15/2034	13,808,918
9,691,996	Federal Home Loan Mortgage Corporation, Series 2909-Z	5.00%		12/15/2034	10,622,900
16,216,347	Federal Home Loan Mortgage Corporation, Series 2932-Z	5.00%		02/15/2035	17,764,915
1,578,553	Federal Home Loan Mortgage Corporation, Series 2990-JL (1 Month LIBOR USD + 6.650%)	5.42	% I/F I/O	03/15/2035	148,704
5,770,433	Federal Home Loan Mortgage Corporation, Series 3002-SN (1 Month LIBOR USD + 6.500%)	5.27	% I/F I/O	07/15/2035	890,557
4,085,059	Federal Home Loan Mortgage Corporation, Series 3030-SL (1 Month LIBOR USD + 6.100%)	4.87	% I/F I/O	09/15/2035	578,143
1,150,743	Federal Home Loan Mortgage Corporation, Series 3045-DI (1 Month LIBOR USD + 6.730%)	5.50	% I/F I/O	10/15/2035	180,282
9,421,954	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	10,561,037
1,647,415	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	1,744,837
4,852,561	Federal Home Loan Mortgage Corporation, Series 3174-PZ	5.00%		01/15/2036	5,289,418
1,138,916	Federal Home Loan Mortgage Corporation, Series 3187-JZ	5.00%		07/15/2036	1,254,089
3,031,711	Federal Home Loan Mortgage Corporation, Series 3188-ZK	5.00%		07/15/2036	3,319,628
5,029,217	Federal Home Loan Mortgage Corporation, Series 3203-SE (1 Month LIBOR USD + 6.500%)	5.27	% I/F I/O	08/15/2036	798,787
6,997,211	Federal Home Loan Mortgage Corporation, Series 3203-Z	5.00%		07/15/2036	7,632,304
11,087,131	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	12,093,439
5,764,754	Federal Home Loan Mortgage Corporation, Series 3261-SA (1 Month LIBOR USD + 6.430%)	5.20	% I/F I/O	01/15/2037	1,020,860
22,846,866	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/15/2044	22,925,738
1,180,344	Federal Home Loan Mortgage Corporation, Series 3267-BA	5.80%		11/15/2036	1,212,385
7,398,167	Federal Home Loan Mortgage Corporation, Series 3275-SC (1 Month LIBOR USD + 6.080%)	4.85	% I/F I/O	02/15/2037	888,668
2,600,549	Federal Home Loan Mortgage Corporation, Series 3315-HZ	6.00%		05/15/2037	2,685,386
6,708,387	Federal Home Loan Mortgage Corporation, Series 3326-GS (1 Month LIBOR USD + 6.650%)	5.42	% I/F I/O	06/15/2037	701,516
1,173,170	Federal Home Loan Mortgage Corporation, Series 3351-ZC	5.50%		07/15/2037	1,309,218
12,781,166	Federal Home Loan Mortgage Corporation, Series 3355-BI (1 Month LIBOR USD + 6.050%)	4.82	% I/F I/O	08/15/2037	2,068,705
796,834	Federal Home Loan Mortgage Corporation, Series 3369-Z	6.00%		09/15/2037	860,492
1,893,708	Federal Home Loan Mortgage Corporation, Series 3405-ZG	5.50%		01/15/2038	2,043,164
4,774,276	Federal Home Loan Mortgage Corporation, Series 3417-SI (1 Month LIBOR USD + 6.180%)	4.95	% I/F I/O	02/15/2038	652,484
5,131,059	Federal Home Loan Mortgage Corporation, Series 3423-GS (1 Month LIBOR USD + 5.650%)	4.42	% I/F I/O	03/15/2038	608,496
842,574	Federal Home Loan Mortgage Corporation, Series 3423-SG (1 Month LIBOR USD + 5.650%)	4.42	% I/F I/O	03/15/2038	89,546
825,777	Federal Home Loan Mortgage Corporation, Series 3451-S (1 Month LIBOR USD + 6.030%)	4.80	% I/F I/O	02/15/2037	99,240
1,197,647	Federal Home Loan Mortgage Corporation, Series 3455-SC (1 Month LIBOR USD + 6.060%)	4.83	% I/F I/O	06/15/2038	148,382
790,286	Federal Home Loan Mortgage Corporation, Series 3473-SM (1 Month LIBOR USD + 6.070%)	4.84	% I/F I/O	07/15/2038	97,094
6,583,592	Federal Home Loan Mortgage Corporation, Series 3484-SE (1 Month LIBOR USD + 5.850%)	4.62	% I/F I/O	08/15/2038	919,458
6,253,653	Federal Home Loan Mortgage Corporation, Series 3519-SD (1 Month LIBOR USD + 5.550%)	4.32	% I/F I/O	02/15/2038	907,359
2,214,729	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.87	% # I/O	06/15/2038	2,287,235
149,591	Federal Home Loan Mortgage Corporation, Series 3530-GZ	4.50%		05/15/2039	149,114
8,574,000	Federal Home Loan Mortgage Corporation, Series 3541-EI (1 Month LIBOR USD + 6.750%)	5.52	% I/F I/O	06/15/2039	1,457,139
1,678,214	Federal Home Loan Mortgage Corporation, Series 3545-SA (1 Month LIBOR USD + 6.150%)	4.92	% I/F I/O	06/15/2039	207,299
698,132	Federal Home Loan Mortgage Corporation, Series 3549-SA (1 Month LIBOR USD + 5.800%)	4.57	% I/F I/O	07/15/2039	85,500
9,328,362	Federal Home Loan Mortgage Corporation, Series 3577-LS (1 Month LIBOR USD + 7.200%)	5.97	% I/F I/O	08/15/2035	1,690,600
1,782,161	Federal Home Loan Mortgage Corporation, Series 3582-SA (1 Month LIBOR USD + 6.000%)	4.77	% I/F I/O	10/15/2049	207,364
2,870,662	Federal Home Loan Mortgage Corporation, Series 3583-GB	4.50%		10/15/2039	3,081,704
20,644,275	Federal Home Loan Mortgage Corporation, Series 3606-CS (1 Month LIBOR USD + 6.350%)	5.12	% I/F I/O	12/15/2039	3,723,317
5,575,061	Federal Home Loan Mortgage Corporation, Series 3616-SG (1 Month LIBOR USD + 6.350%)	5.12	% I/F I/O	03/15/2032	867,127
7,849,210	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	8,514,677
568,340	Federal Home Loan Mortgage Corporation, Series 3631-SE (1 Month LIBOR USD + 6.400%)	5.17	% I/F I/O	05/15/2039	6,264
11,077,899	Federal Home Loan Mortgage Corporation, Series 3641-Z	5.50%		02/15/2036	12,211,784
10,952,148	Federal Home Loan Mortgage Corporation, Series 3654-ZB	5.50%		11/15/2037	11,823,700
25,189,824	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	27,497,277
2,590,808	Federal Home Loan Mortgage Corporation, Series 3667-SB (1 Month LIBOR USD + 6.450%)	5.22	% I/F I/O	05/15/2040	377,499
10,146,141	Federal Home Loan Mortgage Corporation, Series 3702-SG (1 Month LIBOR USD + 6.050%)	4.82	% I/F I/O	08/15/2032	1,600,308
2,392,611	Federal Home Loan Mortgage Corporation, Series 3704-EI	5.00	% I/O	12/15/2036	658,194
3,741,293	Federal Home Loan Mortgage Corporation, Series 3712-SG (1 Month LIBOR USD + 25.000%)	18.81	% I/F	08/15/2040	5,208,868
6,467,783	Federal Home Loan Mortgage Corporation, Series 3724-CM	5.50%		06/15/2037	7,171,002
67,702,809	Federal Home Loan Mortgage Corporation, Series 3725-CS (1 Month LIBOR USD + 6.000%)	4.77	% I/F I/O	05/15/2040	7,673,524
20,721,106	Federal Home Loan Mortgage Corporation, Series 3726-SA (1 Month LIBOR USD + 6.050%)	4.82	% I/F I/O	09/15/2040	3,144,683
61,754,792	Federal Home Loan Mortgage Corporation, Series 3738-BP	4.00%		12/15/2038	64,175,018
2,543,914	Federal Home Loan Mortgage Corporation, Series 3741-SC (1 Month LIBOR USD + 10.000%)	7.53	% I/F	10/15/2040	2,778,475
18,672,784	Federal Home Loan Mortgage Corporation, Series 3752-BS (1 Month LIBOR USD + 10.000%)	7.53	% I/F	11/15/2040	18,956,337
16,805,488	Federal Home Loan Mortgage Corporation, Series 3768-ZX	5.00%		12/15/2040	18,938,645
7,726,849	Federal Home Loan Mortgage Corporation, Series 3771-AL	4.00%		12/15/2030	8,287,573
18,761,630	Federal Home Loan Mortgage Corporation, Series 3779-BY	3.50%		12/15/2030	19,831,152
28,446,928	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	29,906,847
22,543,533	Federal Home Loan Mortgage Corporation, Series 3779-LB	4.00%		12/15/2030	23,836,107
3,500,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	3,629,132
15,000,000	Federal Home Loan Mortgage Corporation, Series 3783-AC	4.00%		01/15/2031	16,124,459
8,803,244	Federal Home Loan Mortgage Corporation, Series 3786-SG (1 Month LIBOR USD + 9.500%)	7.03	% I/F	01/15/2041	9,278,710
11,731,674	Federal Home Loan Mortgage Corporation, Series 3788-AY	3.50%		01/15/2031	12,236,103
5,539,708	Federal Home Loan Mortgage Corporation, Series 3790-Z	4.00%		01/15/2041	5,830,536
13,050,263	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%		01/15/2041	13,986,474
419,735	Federal Home Loan Mortgage Corporation, Series 3798-SD (1 Month LIBOR USD + 9.600%)	7.13	% I/F	12/15/2040	429,172
20,875,961	Federal Home Loan Mortgage Corporation, Series 3800-VZ	4.50%		02/15/2041	23,233,348
10,436,538	Federal Home Loan Mortgage Corporation, Series 3803-ZM	4.00%		02/15/2041	10,665,106
53,532,623	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	59,588,437
18,000,000	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	18,627,286
15,277,557	Federal Home Loan Mortgage Corporation, Series 3812-EY	3.50%		02/15/2031	15,897,438
7,073,557	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	7,671,802
13,083,386	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	14,325,141
35,500,000	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	37,614,898
3,350,433	Federal Home Loan Mortgage Corporation, Series 3828-SW (1 Month LIBOR USD + 13.200%)	9.50	% I/F	02/15/2041	4,310,252
16,681,999	Federal Home Loan Mortgage Corporation, Series 3829-VZ	4.00%		03/15/2041	17,759,492
6,886,787	Federal Home Loan Mortgage Corporation, Series 3843-PZ	5.00%		04/15/2041	7,978,981
38,046,296	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	41,421,413
10,229,000	Federal Home Loan Mortgage Corporation, Series 3870-PB	4.50%		06/15/2041	10,920,920
57,848,192	Federal Home Loan Mortgage Corporation, Series 3871-LZ	5.50%		06/15/2041	65,757,116
18,009,039	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	18,525,167
12,875,048	Federal Home Loan Mortgage Corporation, Series 3877-EY	4.50%		06/15/2041	13,829,640
7,034,121	Federal Home Loan Mortgage Corporation, Series 3877-GY	4.50%		06/15/2041	7,457,474
34,929,690	Federal Home Loan Mortgage Corporation, Series 3877-ZU	4.50%		06/15/2041	36,109,957
30,403,480	Federal Home Loan Mortgage Corporation, Series 3888-ZG	4.00%		07/15/2041	32,271,312
21,106,260	Federal Home Loan Mortgage Corporation, Series 3888-ZU	4.50%		06/15/2041	23,338,581
7,707,616	Federal Home Loan Mortgage Corporation, Series 3900-SB (1 Month LIBOR USD + 5.970%)	4.74	% I/F I/O	07/15/2041	1,012,770
40,028,848	Federal Home Loan Mortgage Corporation, Series 3901-VZ	4.00%		07/15/2041	42,824,967
24,383,496	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	27,992,414
7,986,177	Federal Home Loan Mortgage Corporation, Series 3910-ZE	5.00%		10/15/2034	8,710,492
12,330,000	Federal Home Loan Mortgage Corporation, Series 3919-KL	4.50%		09/15/2041	13,029,005
30,644,124	Federal Home Loan Mortgage Corporation, Series 3919-ZJ	4.00%		09/15/2041	32,458,170
3,370,602	Federal Home Loan Mortgage Corporation, Series 3942-JZ	4.00%		10/15/2041	3,511,610
11,748,395	Federal Home Loan Mortgage Corporation, Series 3944-AZ	4.00%		10/15/2041	11,989,045
3,228,793	Federal Home Loan Mortgage Corporation, Series 3946-SM (1 Month LIBOR USD + 14.700%)	11.00	% I/F	10/15/2041	4,100,560
7,222,679	Federal Home Loan Mortgage Corporation, Series 3957-DZ	3.50%		11/15/2041	7,372,629
10,000,000	Federal Home Loan Mortgage Corporation, Series 3964-VM	4.00%		11/15/2034	10,653,551
36,840,321	Federal Home Loan Mortgage Corporation, Series 3969-AB	4.00%		10/15/2033	38,171,992
12,190,169	Federal Home Loan Mortgage Corporation, Series 3982-AZ	3.50%		01/15/2042	12,665,687
61,248,283	Federal Home Loan Mortgage Corporation, Series 3990-ZA	3.50%		01/15/2042	62,084,512
16,931,083	Federal Home Loan Mortgage Corporation, Series 3999-EZ	4.00%		02/15/2042	17,745,722
52,490,467	Federal Home Loan Mortgage Corporation, Series 3999-ZB	4.00%		02/15/2042	55,603,629
29,762,005	Federal Home Loan Mortgage Corporation, Series 4016-KZ	4.00%		03/15/2042	31,841,822
16,775,408	Federal Home Loan Mortgage Corporation, Series 4050-BC	2.00%		05/15/2041	16,744,981
73,994,840	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00%		06/15/2042	78,744,598
73,724,427	Federal Home Loan Mortgage Corporation, Series 4084-TZ	4.00%		07/15/2042	78,418,712
8,382,668	Federal Home Loan Mortgage Corporation, Series 4097-TG	2.00%		05/15/2039	8,346,698
41,142,420	Federal Home Loan Mortgage Corporation, Series 4097-ZA	3.50%		08/15/2042	42,050,927
97,063,000	Federal Home Loan Mortgage Corporation, Series 4109-GE	4.50%		10/15/2041	102,844,383
8,064,908	Federal Home Loan Mortgage Corporation, Series 4109-KD	3.00%		05/15/2032	8,118,545
5,047,680	Federal Home Loan Mortgage Corporation, Series 4121-AV	3.00%		12/15/2035	5,012,183
54,392,961	Federal Home Loan Mortgage Corporation, Series 4160-HP	2.50%		01/15/2033	54,887,583
29,186,433	Federal Home Loan Mortgage Corporation, Series 4162-ZJ	3.00%		02/15/2033	28,896,109
6,146,133	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%		02/15/2043	5,685,292
42,196,253	Federal Home Loan Mortgage Corporation, Series 4174-Z	3.50%		03/15/2043	43,151,331
105,684,414	Federal Home Loan Mortgage Corporation, Series 4179-AZ	4.00%		01/15/2041	111,884,284
30,880,330	Federal Home Loan Mortgage Corporation, Series 4183-ZB	3.00%		03/15/2043	29,237,910
17,861,172	Federal Home Loan Mortgage Corporation, Series 4186-ZJ	3.00%		03/15/2033	17,237,895
13,000,000	Federal Home Loan Mortgage Corporation, Series 4189-ML	3.00%		04/15/2038	12,810,863
170,824,344	Federal Home Loan Mortgage Corporation, Series 4212-US (1 Month LIBOR USD + 5.400%)	3.92	% I/F	06/15/2043	147,810,154
11,027,085	Federal Home Loan Mortgage Corporation, Series 4215-KC	2.25%		03/15/2038	11,107,375
74,694,788	Federal Home Loan Mortgage Corporation, Series 4223-US (1 Month LIBOR USD + 5.430%)	3.94	% I/F	07/15/2043	66,984,979
23,620,660	Federal Home Loan Mortgage Corporation, Series 4223-ZV	4.00%		07/15/2043	25,290,873
28,942,213	Federal Home Loan Mortgage Corporation, Series 4229-TZ	3.00%		06/15/2043	27,967,153
29,525,826	Federal Home Loan Mortgage Corporation, Series 4229-ZA	4.00%		07/15/2043	31,656,214
21,871,786	Federal Home Loan Mortgage Corporation, Series 4249-CS (1 Month LIBOR USD + 4.650%)	3.72	% I/F	09/15/2043	19,693,209
21,517,991	Federal Home Loan Mortgage Corporation, Series 4250-BZ	3.00%		09/15/2033	20,964,408
21,832,709	Federal Home Loan Mortgage Corporation, Series 4267-BZ	4.00%		10/15/2040	23,228,317
73,122,230	Federal Home Loan Mortgage Corporation, Series 4323-GA	3.00%		06/15/2040	75,080,860
18,217,315	Federal Home Loan Mortgage Corporation, Series 4355-ZX	4.00%		05/15/2044	19,579,456
30,823,231	Federal Home Loan Mortgage Corporation, Series 4360-KA	3.00%		05/15/2040	31,365,951
49,944,699	Federal Home Loan Mortgage Corporation, Series 4375-CG	3.00%		04/15/2039	51,102,427
14,806,618	Federal Home Loan Mortgage Corporation, Series 4376-GZ	3.00%		08/15/2044	13,977,474
47,073,819	Federal Home Loan Mortgage Corporation, Series 4377-LZ	3.00%		08/15/2044	43,732,402
57,242,566	Federal Home Loan Mortgage Corporation, Series 4377-UZ	3.00%		08/15/2044	53,684,196
6,646,769	Federal Home Loan Mortgage Corporation, Series 4379-KA	3.00%		08/15/2044	6,777,940
24,182,100	Federal Home Loan Mortgage Corporation, Series 4384-A	3.00%		12/15/2040	24,566,702
25,731,331	Federal Home Loan Mortgage Corporation, Series 4384-ZY	3.00%		09/15/2044	23,864,654
1,842,502	Federal Home Loan Mortgage Corporation, Series 4386-US (1 Month LIBOR USD + 8.140%)	5.97	% I/F	09/15/2044	1,827,924
209,030,222	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	213,484,301
130,410,927	Federal Home Loan Mortgage Corporation, Series 4390-NZ	3.00%		09/15/2044	121,196,912
54,788,341	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	55,955,135
70,375,712	Federal Home Loan Mortgage Corporation, Series 4408-PB	3.00%		04/15/2044	70,606,629
3,571,054	Federal Home Loan Mortgage Corporation, Series 4419-TB	3.00%		02/15/2040	3,580,510
98,555,546	Federal Home Loan Mortgage Corporation, Series 4427-CE	3.00%		02/15/2034	101,040,604
62,992,978	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	64,265,940
37,821,217	Federal Home Loan Mortgage Corporation, Series 4427-PS (1 Month LIBOR USD + 5.600%)	4.37	% I/F I/O	07/15/2044	5,807,542
51,463,495	Federal Home Loan Mortgage Corporation, Series 4429-HA	3.00%		04/15/2034	52,496,120
24,850,988	Federal Home Loan Mortgage Corporation, Series 4434-LZ	3.00%		02/15/2045	23,163,074
12,728,152	Federal Home Loan Mortgage Corporation, Series 4438-B	3.00%		10/15/2043	12,945,342
9,292,108	Federal Home Loan Mortgage Corporation, Series 4441-VZ	3.00%		02/15/2045	8,648,053
57,184,262	Federal Home Loan Mortgage Corporation, Series 4444-CH	3.00%		01/15/2041	58,367,782
27,011,943	Federal Home Loan Mortgage Corporation, Series 4444-CZ	3.00%		02/15/2045	24,720,171
54,683,874	Federal Home Loan Mortgage Corporation, Series 4447-A	3.00%		06/15/2041	55,812,680
25,414,704	Federal Home Loan Mortgage Corporation, Series 4447-YZ	4.00%		08/15/2043	27,287,079
8,083,374	Federal Home Loan Mortgage Corporation, Series 4450-JZ	3.00%		03/15/2045	7,463,655
7,029,582	Federal Home Loan Mortgage Corporation, Series 4461-LZ	3.00%		03/15/2045	6,526,408
8,291,137	Federal Home Loan Mortgage Corporation, Series 4462-ZA	3.00%		04/15/2045	7,729,307
48,379,298	Federal Home Loan Mortgage Corporation, Series 4463-ZC	3.00%		04/15/2045	45,966,212
26,877,388	Federal Home Loan Mortgage Corporation, Series 4467-ZA	3.00%		04/15/2045	24,817,768
169,054,378	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	170,440,607
147,002,159	Federal Home Loan Mortgage Corporation, Series 4471-BC	3.00%		12/15/2041	149,633,100
131,832,740	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	133,427,270
59,769,379	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	60,337,953
234,414,629	Federal Home Loan Mortgage Corporation, Series 4483-CA	3.00%		06/15/2044	237,777,916
127,887,988	Federal Home Loan Mortgage Corporation, Series 4483-PA	2.50%		06/15/2045	127,693,854
16,046,102	Federal Home Loan Mortgage Corporation, Series 4484-ZL	3.00%		06/15/2045	15,068,402
8,629,310	Federal Home Loan Mortgage Corporation, Series 4492-GZ	3.50%		07/15/2045	8,519,934
39,939,190	Federal Home Loan Mortgage Corporation, Series 4498-PD	2.50%		08/15/2042	40,032,400
34,165,235	Federal Home Loan Mortgage Corporation, Series 4499-AB	3.00%		06/15/2042	34,518,849
58,979,839	Federal Home Loan Mortgage Corporation, Series 4504-CA	3.00%		04/15/2044	60,019,689
34,409,291	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	34,917,743
27,303,312	Federal Home Loan Mortgage Corporation, Series 4511-QC	3.00%		12/15/2040	27,817,423
69,973,543	Federal Home Loan Mortgage Corporation, Series 4527-CA	3.00%		02/15/2044	70,813,981
162,567,942	Federal Home Loan Mortgage Corporation, Series 4527-GA	3.00%		02/15/2044	165,596,062
155,214,971	Federal Home Loan Mortgage Corporation, Series 4533-AB	3.00%		06/15/2044	155,308,939
140,153,666	Federal Home Loan Mortgage Corporation, Series 4543-HG	2.70%		04/15/2044	140,194,927
221,639,280	Federal Home Loan Mortgage Corporation, Series 4573-CA	3.00%		11/15/2044	219,392,899
70,188,000	Federal Home Loan Mortgage Corporation, Series 4573-DA	3.00%		03/15/2045	69,514,188
157,681,845	Federal Home Loan Mortgage Corporation, Series 4582-HA	3.00%		09/15/2045	160,523,398
82,153,270	Federal Home Loan Mortgage Corporation, Series 4588-DA	3.00%		02/15/2044	83,127,254
80,345,763	Federal Home Loan Mortgage Corporation, Series 4629-KA	3.00%		03/15/2045	81,276,601
79,286,752	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	89,737,411
251,080,730	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Z40117-Z4	3.00%		04/01/2045	252,185,774
6,583,000	Federal Home Loan Mortgage Corporation Pass-Thru, Series K054-A2	2.75%		01/25/2026	6,607,979
36,383,411	Federal National Mortgage Association, Pool AL9220	3.00%		06/01/2045	36,693,596
81,689,362	Federal National Mortgage Association, Pool AS7473	3.00%		07/01/2046	81,631,036
11,518,018	Federal National Mortgage Association, Pool AS7610	2.50%		07/01/2046	11,072,107
181,276,560	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	181,147,098
104,857,593	Federal National Mortgage Association, Pool AS8111	3.00%		10/01/2041	105,756,863
69,992,695	Federal National Mortgage Association, Pool AS8306	3.00%		11/01/2041	70,592,964
366,517,279	Federal National Mortgage Association, Pool AS8356	3.00%		11/01/2046	366,255,352
43,730,430	Federal National Mortgage Association, Pool AS8522	3.00%		12/01/2046	43,970,191
22,423,779	Federal National Mortgage Association, Pool AZ0576	3.50%		04/01/2042	23,113,734
26,367,585	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	26,512,151
150,724,632	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	153,832,975
121,537,089	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	121,450,347
43,428,222	Federal National Mortgage Association, Pool MA2673	3.00%		07/01/2046	43,397,223
131,055,401	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	130,961,888
74,354,199	Federal National Mortgage Association, Pool MA2737	3.00%		09/01/2046	74,633,674
12,102,599	Federal National Mortgage Association, Pool MA2743	3.00%		09/01/2046	12,093,963
1,015,400	Federal National Mortgage Association, Series 2002-70-QZ	5.50%		11/25/2032	1,113,671
1,552,832	Federal National Mortgage Association, Series 2002-75-ZG	5.50%		11/25/2032	1,733,883
403,629	Federal National Mortgage Association, Series 2003-117-KS (1 Month LIBOR USD + 7.100%)	5.86	% I/F I/O	08/25/2033	6,153
20,880,968	Federal National Mortgage Association, Series 2003-129-ZT	5.50%		01/25/2034	23,738,810
3,986,316	Federal National Mortgage Association, Series 2003-29-ZL	5.00%		04/25/2033	4,373,632
1,919,169	Federal National Mortgage Association, Series 2003-64-ZG	5.50%		07/25/2033	2,093,938
16,109,712	Federal National Mortgage Association, Series 2003-84-PZ	5.00%		09/25/2033	17,508,610
14,202,192	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	15,886,728
4,450,192	Federal National Mortgage Association, Series 2004-46-PJ (1 Month LIBOR USD + 6.000%)	4.76	% I/F I/O	03/25/2034	502,171
3,829,431	Federal National Mortgage Association, Series 2004-51-XP (1 Month LIBOR USD + 7.700%)	6.46	% I/F I/O	07/25/2034	801,858
5,000,000	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	5,632,409
1,102,075	Federal National Mortgage Association, Series 2004-W4-A5	5.50%		06/25/2034	1,138,416
301,909	Federal National Mortgage Association, Series 2005-107-EG	4.50%		01/25/2026	321,543
911,218	Federal National Mortgage Association, Series 2005-37-ZK	4.50%		05/25/2035	962,813
8,925,483	Federal National Mortgage Association, Series 2005-87-SE (1 Month LIBOR USD + 6.050%)	4.81	% I/F I/O	10/25/2035	1,268,416
7,258,676	Federal National Mortgage Association, Series 2005-87-SG (1 Month LIBOR USD + 6.700%)	5.46	% I/F I/O	10/25/2035	1,330,576
6,006,805	Federal National Mortgage Association, Series 2006-101-SA (1 Month LIBOR USD + 6.580%)	5.34	% I/F I/O	10/25/2036	1,220,323
2,496,068	Federal National Mortgage Association, Series 2006-123-LI (1 Month LIBOR USD + 6.320%)	5.08	% I/F I/O	01/25/2037	424,388
1,657,745	Federal National Mortgage Association, Series 2006-16-HZ	5.50%		03/25/2036	1,823,378
10,213,233	Federal National Mortgage Association, Series 2006-56-SM (1 Month LIBOR USD + 6.750%)	5.51	% I/F I/O	07/25/2036	1,596,672
16,527,560	Federal National Mortgage Association, Series 2006-60-YI (1 Month LIBOR USD + 6.570%)	5.33	% I/F I/O	07/25/2036	3,768,393
1,343,531	Federal National Mortgage Association, Series 2006-93-SN (1 Month LIBOR USD + 6.600%)	5.36	% I/F I/O	10/25/2036	208,846
14,066,580	Federal National Mortgage Association, Series 2007-109-VZ	5.00%		10/25/2035	15,543,284
1,536,887	Federal National Mortgage Association, Series 2007-116-BI (1 Month LIBOR USD + 6.250%)	5.01	% I/F I/O	05/25/2037	221,227
9,212,021	Federal National Mortgage Association, Series 2007-14-PS (1 Month LIBOR USD + 6.810%)	5.57	% I/F I/O	03/25/2037	1,612,677
4,585,106	Federal National Mortgage Association, Series 2007-30-OI (1 Month LIBOR USD + 6.440%)	5.20	% I/F I/O	04/25/2037	881,007
856,366	Federal National Mortgage Association, Series 2007-30-SI (1 Month LIBOR USD + 6.110%)	4.87	% I/F I/O	04/25/2037	105,366
4,867,159	Federal National Mortgage Association, Series 2007-32-SG (1 Month LIBOR USD + 6.100%)	4.86	% I/F I/O	04/25/2037	819,775
3,994,339	Federal National Mortgage Association, Series 2007-57-SX (1 Month LIBOR USD + 6.620%)	5.38	% I/F I/O	10/25/2036	678,457
5,830,496	Federal National Mortgage Association, Series 2007-60-VZ	6.00%		07/25/2037	6,561,217
2,761,347	Federal National Mortgage Association, Series 2007-71-GZ	6.00%		07/25/2047	3,018,664
4,901,660	Federal National Mortgage Association, Series 2007-75-ID (1 Month LIBOR USD + 5.870%)	4.63	% I/F I/O	08/25/2037	808,688
1,215,024	Federal National Mortgage Association, Series 2007-9-SD (1 Month LIBOR USD + 6.650%)	5.41	% I/F I/O	03/25/2037	175,505
838,165	Federal National Mortgage Association, Series 2008-27-B	5.50%		04/25/2038	889,947
5,706,407	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	6,139,299
11,059,305	Federal National Mortgage Association, Series 2008-48-BE	5.00%		06/25/2034	12,020,352
1,563,118	Federal National Mortgage Association, Series 2008-48-SD (1 Month LIBOR USD + 6.000%)	4.76	% I/F I/O	06/25/2037	158,998
1,806,121	Federal National Mortgage Association, Series 2008-53-LI (1 Month LIBOR USD + 6.150%)	4.91	% I/F I/O	07/25/2038	227,137
1,617,235	Federal National Mortgage Association, Series 2008-57-SE (1 Month LIBOR USD + 6.000%)	4.76	% I/F I/O	02/25/2037	226,036
1,494,743	Federal National Mortgage Association, Series 2008-5-MS (1 Month LIBOR USD + 6.250%)	5.01	% I/F I/O	02/25/2038	175,757
1,763,091	Federal National Mortgage Association, Series 2008-61-SC (1 Month LIBOR USD + 6.000%)	4.76	% I/F I/O	07/25/2038	198,390
1,725,233	Federal National Mortgage Association, Series 2008-62-SC (1 Month LIBOR USD + 6.000%)	4.76	% I/F I/O	07/25/2038	208,820
2,710,547	Federal National Mortgage Association, Series 2008-65-SA (1 Month LIBOR USD + 6.000%)	4.76	% I/F I/O	08/25/2038	346,603
3,066,525	Federal National Mortgage Association, Series 2008-81-LP	5.50%		09/25/2038	3,307,514
9,516,909	Federal National Mortgage Association, Series 2009-106-EZ	4.50%		01/25/2040	10,030,796
2,234,216	Federal National Mortgage Association, Series 2009-111-SE (1 Month LIBOR USD + 6.250%)	5.01	% I/F I/O	01/25/2040	305,068
792,979	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	867,242
5,153,961	Federal National Mortgage Association, Series 2009-42-SI (1 Month LIBOR USD + 6.000%)	4.76	% I/F I/O	06/25/2039	714,561
2,377,257	Federal National Mortgage Association, Series 2009-42-SX (1 Month LIBOR USD + 6.000%)	4.76	% I/F I/O	06/25/2039	275,705
1,635,333	Federal National Mortgage Association, Series 2009-47-SA (1 Month LIBOR USD + 6.100%)	4.86	% I/F I/O	07/25/2039	178,370
896,361	Federal National Mortgage Association, Series 2009-48-WS (1 Month LIBOR USD + 5.950%)	4.71	% I/F I/O	07/25/2039	108,752
7,500,030	Federal National Mortgage Association, Series 2009-49-S (1 Month LIBOR USD + 6.750%)	5.51	% I/F I/O	07/25/2039	1,264,826
903,577	Federal National Mortgage Association, Series 2009-51-BZ	4.50%		07/25/2039	952,965
2,293,892	Federal National Mortgage Association, Series 2009-54-EZ	5.00%		07/25/2039	2,464,315
2,090,980	Federal National Mortgage Association, Series 2009-70-SA (1 Month LIBOR USD + 5.800%)	4.56	% I/F I/O	09/25/2039	214,710
7,197,770	Federal National Mortgage Association, Series 2009-80-PM	4.50%		10/25/2039	7,683,267
3,819,398	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	4,023,838
16,271,216	Federal National Mortgage Association, Series 2009-85-ES (1 Month LIBOR USD + 7.230%)	5.99	% I/F I/O	01/25/2036	3,034,608
23,167,994	Federal National Mortgage Association, Series 2009-85-JS (1 Month LIBOR USD + 6.750%)	5.51	% I/F I/O	10/25/2039	5,183,514
2,531,927	Federal National Mortgage Association, Series 2009-90-IB (1 Month LIBOR USD + 5.720%)	4.48	% I/F I/O	04/25/2037	285,204
1,865,981	Federal National Mortgage Association, Series 2009-94-BC	5.00%		11/25/2039	1,990,663
20,026,968	Federal National Mortgage Association, Series 2010-101-SA (1 Month LIBOR USD + 4.480%)	3.24	% I/F I/O	09/25/2040	2,087,799
10,060,345	Federal National Mortgage Association, Series 2010-101-ZC	4.50%		09/25/2040	10,724,152
28,358,370	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	29,939,466
6,594,267	Federal National Mortgage Association, Series 2010-10-SA (1 Month LIBOR USD + 6.350%)	5.11	% I/F I/O	02/25/2040	1,137,893
2,905,872	Federal National Mortgage Association, Series 2010-10-ZA	4.50%		02/25/2040	3,014,986
1,700,085	Federal National Mortgage Association, Series 2010-111-S (1 Month LIBOR USD + 5.950%)	4.71	% I/F I/O	10/25/2050	215,805
5,411,795	Federal National Mortgage Association, Series 2010-116-Z	4.00%		10/25/2040	5,740,379
1,942,643	Federal National Mortgage Association, Series 2010-117-SA (1 Month LIBOR USD + 4.500%)	3.26	% I/F I/O	10/25/2040	143,323
4,491,135	Federal National Mortgage Association, Series 2010-120-KD	4.00%		10/25/2040	4,785,065
34,280,173	Federal National Mortgage Association, Series 2010-121-SD (1 Month LIBOR USD + 4.500%)	3.26	% I/F I/O	10/25/2040	3,064,781
242,685	Federal National Mortgage Association, Series 2010-126-SU (1 Month LIBOR USD + 55.000%)	41.39	% I/F	11/25/2040	894,932
178,693	Federal National Mortgage Association, Series 2010-126-SX (1 Month LIBOR USD + 15.000%)	11.29	% I/F	11/25/2040	278,147
8,055,652	Federal National Mortgage Association, Series 2010-128-HZ	4.00%		11/25/2040	8,301,803
6,489,837	Federal National Mortgage Association, Series 2010-132-Z	4.50%		11/25/2040	6,857,680
88,008	Federal National Mortgage Association, Series 2010-137-VS (1 Month LIBOR USD + 15.000%)	11.29	% I/F	12/25/2040	124,676
15,107,077	Federal National Mortgage Association, Series 2010-142-AZ	4.00%		12/25/2040	15,503,206
17,138,643	Federal National Mortgage Association, Series 2010-148-SA (1 Month LIBOR USD + 6.650%)	5.41	% I/F I/O	01/25/2026	2,002,601
34,956,181	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	36,075,517
12,993,542	Federal National Mortgage Association, Series 2010-16-SA (1 Month LIBOR USD + 5.450%)	4.21	% I/F I/O	03/25/2040	1,863,317
4,003,970	Federal National Mortgage Association, Series 2010-21-DZ	5.00%		03/25/2040	4,384,892
2,047,329	Federal National Mortgage Association, Series 2010-21-KS (1 Month LIBOR USD + 4.950%)	3.71	% I/F I/O	03/25/2040	157,918
902,909	Federal National Mortgage Association, Series 2010-2-GS (1 Month LIBOR USD + 6.450%)	5.21	% I/F I/O	12/25/2049	81,795
2,927,967	Federal National Mortgage Association, Series 2010-2-MS (1 Month LIBOR USD + 6.250%)	5.01	% I/F I/O	02/25/2050	393,383
2,571,436	Federal National Mortgage Association, Series 2010-31-SA (1 Month LIBOR USD + 5.000%)	3.76	% I/F I/O	04/25/2040	212,532
6,804,838	Federal National Mortgage Association, Series 2010-31-VZ	4.00%		04/25/2040	7,024,162
5,934,845	Federal National Mortgage Association, Series 2010-34-PS (1 Month LIBOR USD + 4.930%)	3.69	% I/F I/O	04/25/2040	692,717
960,101	Federal National Mortgage Association, Series 2010-35-ES (1 Month LIBOR USD + 6.450%)	5.21	% I/F I/O	04/25/2040	85,253
1,540,935	Federal National Mortgage Association, Series 2010-35-SV (1 Month LIBOR USD + 6.450%)	5.21	% I/F I/O	04/25/2040	196,782
1,788,829	Federal National Mortgage Association, Series 2010-46-MS (1 Month LIBOR USD + 4.950%)	3.71	% I/F I/O	05/25/2040	168,247
12,788,438	Federal National Mortgage Association, Series 2010-49-ZW	4.50%		05/25/2040	13,359,334
3,475,758	Federal National Mortgage Association, Series 2010-4-SK (1 Month LIBOR USD + 6.230%)	4.99	% I/F I/O	02/25/2040	512,343
1,332,192	Federal National Mortgage Association, Series 2010-58-ES (1 Month LIBOR USD + 12.470%)	9.29	% I/F	06/25/2040	1,517,429
9,541,240	Federal National Mortgage Association, Series 2010-59-MS (1 Month LIBOR USD + 5.770%)	4.53	% I/F I/O	06/25/2040	1,555,282
11,629,511	Federal National Mortgage Association, Series 2010-59-PS (1 Month LIBOR USD + 6.450%)	5.21	% I/F I/O	03/25/2039	892,685
9,553,163	Federal National Mortgage Association, Series 2010-59-SC (1 Month LIBOR USD + 5.000%)	3.76	% I/F I/O	01/25/2040	1,086,884
1,416,719	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	1,476,438
860,872	Federal National Mortgage Association, Series 2010-61-EL	4.50%		06/25/2040	921,005
10,387,736	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	11,356,097
33,681,042	Federal National Mortgage Association, Series 2010-76-ZK	4.50%		07/25/2040	35,904,351
8,497,660	Federal National Mortgage Association, Series 2010-79-CZ	4.00%		07/25/2040	8,749,681
29,542,015	Federal National Mortgage Association, Series 2010-79-VZ	4.50%		07/25/2040	31,674,928
5,043,720	Federal National Mortgage Association, Series 2010-84-ZC	4.50%		08/25/2040	5,379,274
10,087,418	Federal National Mortgage Association, Series 2010-84-ZD	4.50%		08/25/2040	10,758,525
11,875,413	Federal National Mortgage Association, Series 2010-84-ZG	4.50%		08/25/2040	12,660,816
1,565,782	Federal National Mortgage Association, Series 2010-90-SA (1 Month LIBOR USD + 5.850%)	4.61	% I/F I/O	08/25/2040	184,803
2,398,168	Federal National Mortgage Association, Series 2010-94-Z	4.50%		08/25/2040	2,527,286
8,668,587	Federal National Mortgage Association, Series 2010-99-SG (1 Month LIBOR USD + 25.000%)	18.81	% I/F	09/25/2040	14,434,689
2,901,058	Federal National Mortgage Association, Series 2010-9-DS (1 Month LIBOR USD + 5.300%)	4.06	% I/F I/O	02/25/2040	310,832
35,258,473	Federal National Mortgage Association, Series 2011-106-LZ	3.50%		10/25/2041	36,496,673
520,021	Federal National Mortgage Association, Series 2011-110-LS (1 Month LIBOR USD + 10.100%)	7.63	% I/F	11/25/2041	654,104
10,194,403	Federal National Mortgage Association, Series 2011-111-CZ	4.00%		11/25/2041	10,530,286
8,934,569	Federal National Mortgage Association, Series 2011-111-EZ	5.00%		11/25/2041	9,634,666
6,926,569	Federal National Mortgage Association, Series 2011-111-VZ	4.00%		11/25/2041	7,067,824
30,000,000	Federal National Mortgage Association, Series 2011-131-PB	4.50%		12/25/2041	33,306,996
29,500,000	Federal National Mortgage Association, Series 2011-16-AL	3.50%		03/25/2031	31,045,346
38,800,000	Federal National Mortgage Association, Series 2011-17-NY	3.50%		03/25/2031	40,350,432
1,727,729	Federal National Mortgage Association, Series 2011-17-SA (1 Month LIBOR USD + 6.470%)	5.23	% I/F I/O	03/25/2041	212,601
11,000,000	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	11,318,751
4,744,126	Federal National Mortgage Association, Series 2011-27-BS (1 Month LIBOR USD + 9.000%)	6.53	% I/F	04/25/2041	5,014,316
56,000,000	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	57,766,374
16,061,420	Federal National Mortgage Association, Series 2011-2-GZ	4.00%		02/25/2041	16,917,437
44,635,802	Federal National Mortgage Association, Series 2011-32-X	4.00%		04/25/2041	46,454,554
7,723,754	Federal National Mortgage Association, Series 2011-36-VZ	4.50%		05/25/2041	8,197,723
19,232,781	Federal National Mortgage Association, Series 2011-37-Z	4.50%		05/25/2041	20,674,119
8,602,961	Federal National Mortgage Association, Series 2011-38-BZ	4.00%		05/25/2041	8,860,030
8,748,233	Federal National Mortgage Association, Series 2011-39-CB	3.00%		05/25/2026	8,980,128
20,535,347	Federal National Mortgage Association, Series 2011-39-ZD	4.00%		02/25/2041	21,886,146
4,686,989	Federal National Mortgage Association, Series 2011-40-LZ	4.50%		05/25/2041	4,973,176
10,235,731	Federal National Mortgage Association, Series 2011-42-MZ	4.50%		05/25/2041	10,952,557
19,347,345	Federal National Mortgage Association, Series 2011-45-ZA	4.00%		05/25/2031	20,281,439
18,173,146	Federal National Mortgage Association, Series 2011-45-ZB	4.50%		05/25/2041	19,919,760
3,829,525	Federal National Mortgage Association, Series 2011-48-SC (1 Month LIBOR USD + 9.200%)	6.73	% I/F	06/25/2041	4,039,794
14,428,462	Federal National Mortgage Association, Series 2011-58-SA (1 Month LIBOR USD + 6.550%)	5.31	% I/F I/O	07/25/2041	2,688,566
2,211,557	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	2,361,179
13,969,748	Federal National Mortgage Association, Series 2011-60-EL	3.00%		07/25/2026	14,476,143
22,825,948	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	24,048,269
9,570,982	Federal National Mortgage Association, Series 2011-74-KL	5.00%		06/25/2040	10,279,330
25,901,185	Federal National Mortgage Association, Series 2011-77-Z	3.50%		08/25/2041	28,100,952
14,932,699	Federal National Mortgage Association, Series 2011-8-AV	4.00%		01/25/2030	14,990,256
26,186,062	Federal National Mortgage Association, Series 2011-99-CZ	4.50%		10/25/2041	29,411,418
119,189,003	Federal National Mortgage Association, Series 2011-99-DZ	5.00%		10/25/2041	131,832,716
12,304,130	Federal National Mortgage Association, Series 2012-104-Z	3.50%		09/25/2042	12,332,294
10,744,549	Federal National Mortgage Association, Series 2012-111-LB	3.50%		05/25/2041	10,999,369
39,365,906	Federal National Mortgage Association, Series 2012-111-MJ	4.00%		04/25/2042	41,189,445
19,768,600	Federal National Mortgage Association, Series 2012-114-DC	2.00%		08/25/2039	19,731,601
93,411,972	Federal National Mortgage Association, Series 2012-122-AD	2.00%		02/25/2040	92,771,783
74,906,497	Federal National Mortgage Association, Series 2012-122-DB	3.00%		11/25/2042	74,997,074
83,577,901	Federal National Mortgage Association, Series 2012-125-LA	3.00%		11/25/2042	83,017,870
7,038,430	Federal National Mortgage Association, Series 2012-133-PB	6.50%		04/25/2042	7,981,559
45,939,710	Federal National Mortgage Association, Series 2012-144-PT	4.33	% #	11/25/2049	49,989,313
10,623,071	Federal National Mortgage Association, Series 2012-14-BZ	4.00%		03/25/2042	11,278,860
24,277,874	Federal National Mortgage Association, Series 2012-15-PZ	4.00%		03/25/2042	25,597,714
18,232,076	Federal National Mortgage Association, Series 2012-20-ZT	3.50%		03/25/2042	18,703,568
56,052,942	Federal National Mortgage Association, Series 2012-30-DZ	4.00%		04/25/2042	59,906,425
46,087,974	Federal National Mortgage Association, Series 2012-31-Z	4.00%		04/25/2042	49,222,556
10,515,458	Federal National Mortgage Association, Series 2012-63-EB	2.00%		08/25/2040	10,516,901
33,112,050	Federal National Mortgage Association, Series 2012-74-Z	4.00%		07/25/2042	35,672,704
9,145,323	Federal National Mortgage Association, Series 2012-80-EA	2.00%		04/25/2042	8,717,292
24,207,166	Federal National Mortgage Association, Series 2012-86-ZC	3.50%		08/25/2042	24,870,900
33,726,924	Federal National Mortgage Association, Series 2012-96-VZ	3.50%		09/25/2042	33,663,028
38,838,755	Federal National Mortgage Association, Series 2012-98-BG	4.50%		08/25/2040	41,327,853
66,412,364	Federal National Mortgage Association, Series 2012-99-QE	3.00%		09/25/2042	66,706,186
25,110,694	Federal National Mortgage Association, Series 2013-130-ZE	3.00%		01/25/2044	23,772,239
22,561,805	Federal National Mortgage Association, Series 2013-133-ZT	3.00%		01/25/2039	21,149,849
12,015,612	Federal National Mortgage Association, Series 2013-36-Z	3.00%		04/25/2043	11,635,528
21,167,633	Federal National Mortgage Association, Series 2013-41-ZH	3.00%		05/25/2033	20,532,947
19,292,416	Federal National Mortgage Association, Series 2013-51-HS (1 Month LIBOR USD + 5.400%)	3.92	% I/F	04/25/2043	16,758,322
5,983,182	Federal National Mortgage Association, Series 2013-53-AB	1.50%		03/25/2028	5,766,202
7,059,931	Federal National Mortgage Association, Series 2013-58-SC (1 Month LIBOR USD + 6.000%)	4.14	% I/F	06/25/2043	6,048,446
113,246,856	Federal National Mortgage Association, Series 2013-81-ZQ	3.00%		08/25/2043	107,188,965
30,063,302	Federal National Mortgage Association, Series 2013-82-SH (1 Month LIBOR USD + 6.050%)	4.81	% I/F I/O	12/25/2042	5,218,565
25,833,074	Federal National Mortgage Association, Series 2013-8-Z	3.00%		02/25/2043	25,228,880
22,668,276	Federal National Mortgage Association, Series 2014-12-GZ	3.50%		03/25/2044	23,178,366
24,432,432	Federal National Mortgage Association, Series 2014-21-GZ	3.00%		04/25/2044	23,115,961
28,943,395	Federal National Mortgage Association, Series 2014-37-ZY	2.50%		07/25/2044	25,292,820
46,295,647	Federal National Mortgage Association, Series 2014-39-ZA	3.00%		07/25/2044	44,984,277
12,577,618	Federal National Mortgage Association, Series 2014-46-NZ	3.00%		06/25/2043	12,590,706
56,128,972	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	57,345,780
3,832,375	Federal National Mortgage Association, Series 2014-56-AD	3.00%		01/25/2040	3,839,404
55,487,004	Federal National Mortgage Association, Series 2014-60-EZ	3.00%		10/25/2044	51,253,972
39,167,496	Federal National Mortgage Association, Series 2014-61-ZV	3.00%		10/25/2044	36,073,546
33,029,959	Federal National Mortgage Association, Series 2014-64-NZ	3.00%		10/25/2044	30,553,458
116,141,878	Federal National Mortgage Association, Series 2014-65-CD	3.00%		06/25/2040	118,563,924
11,630,452	Federal National Mortgage Association, Series 2014-67-DZ	3.00%		10/25/2044	10,796,622
110,536,398	Federal National Mortgage Association, Series 2014-68-MA	3.00%		11/25/2040	112,510,622
37,180,697	Federal National Mortgage Association, Series 2014-68-MZ	3.00%		11/25/2044	34,943,196
26,301,478	Federal National Mortgage Association, Series 2014-6-Z	2.50%		02/25/2044	22,953,342
48,509,672	Federal National Mortgage Association, Series 2014-73-CQ	3.00%		06/25/2040	49,516,888
20,988,893	Federal National Mortgage Association, Series 2014-77-VZ	3.00%		11/25/2044	19,357,561
27,034,712	Federal National Mortgage Association, Series 2014-82-YA	3.00%		04/25/2041	27,525,984
26,955,249	Federal National Mortgage Association, Series 2014-84-KZ	3.00%		12/25/2044	24,918,028
127,875,409	Federal National Mortgage Association, Series 2014-95-NA	3.00%		04/25/2041	130,214,698
195,763,872	Federal National Mortgage Association, Series 2014-M11-1A	3.22	% #	08/25/2024	202,820,142
85,091,872	Federal National Mortgage Association, Series 2015-09-HA	3.00%		01/25/2045	86,673,849
41,603,232	Federal National Mortgage Association, Series 2015-11-A	3.00%		05/25/2034	42,797,602
109,195,794	Federal National Mortgage Association, Series 2015-21-G	3.00%		02/25/2042	112,290,621
21,421,189	Federal National Mortgage Association, Series 2015-42-CA	3.00%		03/25/2044	21,731,107
68,594,885	Federal National Mortgage Association, Series 2015-49-A	3.00%		03/25/2044	69,649,503
15,915,704	Federal National Mortgage Association, Series 2015-63-KD	3.00%		07/25/2041	16,284,610
64,616,168	Federal National Mortgage Association, Series 2015-88-AC	3.00%		04/25/2043	66,723,198
185,104,947	Federal National Mortgage Association, Series 2015-88-BA	3.00%		04/25/2044	193,057,907
25,955,503	Federal National Mortgage Association, Series 2015-94-MA	3.00%		01/25/2046	26,406,122
56,756,510	Federal National Mortgage Association, Series 2016-02-JA	2.50%		02/25/2046	56,695,865
124,263,608	Federal National Mortgage Association, Series 2016-32-LA	3.00%		10/25/2044	122,979,294
27,195,753	Federal National Mortgage Association, Series 2016-71-ZQ	3.00%		10/25/2046	24,915,614
123,093,777	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	124,354,848
96,700,088	Federal National Mortgage Association, Series 2016-74-PA	3.00%		12/25/2044	97,639,269
47,096,178	Federal National Mortgage Association, Series 2016-79-EP	3.00%		01/25/2044	47,252,226
122,289,382	Federal National Mortgage Association, Series 2016-81-PA	3.00%		02/25/2044	122,588,441
64,571,501	Federal National Mortgage Association, Series 2016-94-PA	3.00%		03/25/2044	65,330,216
62,794,267	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	63,907,314
22,177,863	Federal National Mortgage Association, Series 2017-26	3.00%		06/25/2043	22,424,219
33,376,297	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	34,004,366
22,718,847	Federal National Mortgage Association, Series 2017-4-CH	3.00%		06/25/2042	23,286,691
22,879,802	Federal National Mortgage Association, Series 2017-51	3.00%		11/25/2042	23,165,021
31,924,496	Federal National Mortgage Association, Series 2017-61	3.00%		02/25/2043	32,144,819
11,352,951	Federal National Mortgage Association, Series 400-S4 (1 Month LIBOR USD + 5.450%)	4.21	% I/F I/O	11/25/2039	1,562,548
116,933,410	Federal National Mortgage Association, Series 412-A3	3.00%		08/25/2042	116,096,965
11,761,588	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	12,966,993
12,813,199	Federal National Mortgage Association Pass-Thru, Pool 735141	5.50%		01/01/2035	14,373,833
4,734,246	Federal National Mortgage Association Pass-Thru, Pool 735230	5.50%		02/01/2035	5,310,152
8,875,750	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	9,783,558
14,400,017	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	15,873,188
10,122,727	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	11,159,948
3,940,104	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	4,343,269
3,288,396	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	3,626,268
8,170,185	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	9,007,503
260,765	Federal National Mortgage Association Pass-Thru, Pool 745571	4.00%		01/01/2019	269,734
354,751	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	388,857
1,676,835	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	1,849,134
4,758,693	Federal National Mortgage Association Pass-Thru, Pool 889509	6.00%		05/01/2038	5,411,582
7,810,466	Federal National Mortgage Association Pass-Thru, Pool 889662	6.00%		06/01/2038	8,795,939
15,200,097	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	16,194,715
17,289,600	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	17,437,781
1,098,820	Federal National Mortgage Association Pass-Thru, Pool 929321	5.50%		03/01/2038	1,224,831
918,478	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	994,226
557,107	Federal National Mortgage Association Pass-Thru, Pool 961410	6.00%		01/01/2038	632,588
260,806	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	285,182
3,315,840	Federal National Mortgage Association Pass-Thru, Pool 982036	6.00%		05/01/2038	3,759,463
2,734,455	Federal National Mortgage Association Pass-Thru, Pool 985190	6.00%		08/01/2038	3,104,610
1,863,099	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	2,101,207
1,753,474	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	1,977,234
8,339,418	Federal National Mortgage Association Pass-Thru, Pool 995070	5.50%		08/01/2037	9,355,037
29,653,584	Federal National Mortgage Association Pass-Thru, Pool 995112	5.50%		07/01/2036	33,258,067
15,681,276	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	17,285,683
1,249,560	Federal National Mortgage Association Pass-Thru, Pool 995581	6.00%		01/01/2039	1,421,294
26,934,598	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	29,694,837
22,691,887	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	24,095,544
246,979	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	259,562
2,367,984	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	2,514,710
12,141,203	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	12,687,073
4,571,472	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	4,771,545
8,029,070	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	8,378,127
38,637,305	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	40,381,881
37,537,075	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	39,220,566
6,406,781	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	6,701,534
13,890,715	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	14,509,020
23,603,849	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	24,671,516
9,282,492	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	9,688,455
35,513,285	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	36,475,521
9,827,212	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	9,883,490
14,601,743	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	14,978,600
43,602,822	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	44,730,386
21,748,449	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	22,310,865
126,921,018	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	128,009,552
91,510,287	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	92,293,619
73,742,774	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%		12/01/2032	75,649,875
33,794,847	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%		02/01/2043	33,990,236
43,029,049	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%		02/01/2043	43,277,715
17,891,442	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%		02/01/2033	18,354,213
26,358,397	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%		02/01/2033	27,039,151
31,490,019	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%		03/01/2038	31,719,828
15,834,751	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%		04/01/2033	16,244,349
27,245,210	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%		04/01/2038	27,444,990
25,659,518	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%		05/01/2033	26,323,294
73,012,993	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%		05/01/2033	74,901,427
15,367,916	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%		05/01/2033	15,765,452
473,680	Federal National Mortgage Association Pass-Thru, Pool AC1032	5.00%		06/01/2040	484,238
26,819,988	Federal National Mortgage Association Pass-Thru, Pool AD0189	5.50%		02/01/2039	30,078,167
13,565,069	Federal National Mortgage Association Pass-Thru, Pool AD0500	5.50%		09/01/2036	15,216,612
1,005,131	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	1,081,830
1,291,015	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%		06/01/2040	1,410,717
980,980	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%		06/01/2040	1,073,007
10,684,466	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%		12/01/2040	11,351,608
1,176,632	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%		12/01/2040	1,239,367
9,770,138	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%		01/01/2041	10,194,982
2,278,917	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	2,420,628
10,350,408	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%		04/01/2026	10,884,492
516,841	Federal National Mortgage Association Pass-Thru, Pool AI8889	4.00%		08/01/2041	539,523
5,652,574	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%		09/01/2041	5,899,009
1,430,959	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%		09/01/2041	1,493,606
2,767,653	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%		09/01/2041	2,887,670
7,541,241	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%		10/01/2041	7,869,096
4,808,469	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%		10/01/2041	5,018,829
1,919,622	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%		10/01/2041	2,003,786
29,556,054	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%		11/01/2041	30,846,706
6,468,135	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%		10/01/2041	6,749,327
1,244,611	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%		11/01/2041	1,299,165
36,632,612	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%		11/01/2041	38,734,809
17,926,754	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%		12/01/2041	18,297,933
2,999,291	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%		12/01/2041	3,130,243
39,308,945	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%		01/01/2032	41,086,741
9,884,507	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%		02/01/2042	10,314,264
6,718,301	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%		02/01/2042	7,010,366
7,317,600	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%		03/01/2042	7,635,729
8,860,552	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%		03/01/2042	9,246,035
1,128,225	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%		03/01/2042	1,186,963
8,243,598	Federal National Mortgage Association Pass-Thru, Pool AL1485	6.00%		01/01/2040	9,393,847
4,842,733	Federal National Mortgage Association Pass-Thru, Pool AL1548	6.00%		07/01/2039	5,527,789
8,024,923	Federal National Mortgage Association Pass-Thru, Pool AL1554	6.00%		01/01/2040	9,141,377
16,189,910	Federal National Mortgage Association Pass-Thru, Pool AL1690	6.00%		05/01/2041	18,374,455
21,952,687	Federal National Mortgage Association Pass-Thru, Pool AL1744	6.00%		10/01/2040	24,907,685
6,292,399	Federal National Mortgage Association Pass-Thru, Pool AL1745	6.00%		03/01/2040	7,139,684
7,946,977	Federal National Mortgage Association Pass-Thru, Pool AL1793	6.00%		01/01/2041	9,033,153
86,756,631	Federal National Mortgage Association Pass-Thru, Pool AL3038	3.00%		01/01/2033	89,031,162
139,972,757	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%		06/01/2043	140,782,789
70,277,651	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%		07/01/2043	70,683,140
4,852,819	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%		04/01/2026	5,117,003
12,280,798	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%		10/01/2043	13,084,465
25,783,749	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%		09/01/2053	26,206,737
36,243,163	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%		06/01/2053	35,802,090
98,159,142	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%		04/01/2042	103,792,622
69,786,571	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%		10/01/2044	70,370,164
37,640,672	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%		02/01/2045	40,470,945
87,989,349	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%		06/01/2044	95,212,901
63,884,701	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%		03/01/2046	66,212,668
31,063,516	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%		05/01/2042	32,414,064
74,059,782	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%		09/01/2042	75,594,496
69,113,536	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%		09/01/2042	70,547,062
18,558,196	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%		12/01/2042	18,717,362
22,649,499	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%		04/01/2043	22,843,788
33,815,124	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%		03/01/2044	36,370,457
33,139,645	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%		03/01/2044	35,614,181
27,365,364	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%		05/01/2044	29,396,701
14,753,002	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%		06/01/2044	15,856,687
13,381,608	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%		07/01/2044	14,388,308
41,615,531	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%		08/01/2034	42,687,825
18,796,573	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%		10/01/2034	19,211,782
41,392,589	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%		10/01/2034	42,306,863
168,893,146	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%		12/01/2044	169,880,924
51,499,042	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%		12/01/2044	51,758,474
34,016,166	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%		01/01/2035	34,768,244
50,641,828	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%		01/01/2035	51,762,344
32,448,365	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%		01/01/2045	33,682,918
38,336,806	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%		01/01/2035	39,184,849
314,438,052	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%		03/01/2045	315,981,456
132,703,925	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	133,338,186
46,810,529	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%		04/01/2035	47,847,121
46,119,604	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%		04/01/2035	47,141,158
60,729,565	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%		04/01/2035	62,074,398
30,332,789	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%		05/01/2035	31,004,693
32,563,400	Federal National Mortgage Association Pass-Thru, Pool AS4882	3.00%		05/01/2035	33,284,621
60,149,381	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%		07/01/2045	60,106,418
83,105,802	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%		03/01/2045	83,502,736
28,209,267	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%		02/01/2045	28,189,164
13,697,260	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%		01/01/2045	13,687,507
13,939,246	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%		03/01/2045	13,929,306
3,041,815	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	3,274,068
36,168	Federal National Mortgage Association Pass-Thru, Pool MA0315	4.50%		01/01/2025	36,285
11,179,142	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	12,036,105
2,459,361	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%		05/01/2030	2,647,850
160,311	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%		06/01/2040	171,169
469,080	Federal National Mortgage Association Pass-Thru, Pool MA0459	4.00%		07/01/2020	485,215
488,789	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	521,876
1,535,677	Federal National Mortgage Association Pass-Thru, Pool MA0502	4.00%		08/01/2020	1,588,500
723,652	Federal National Mortgage Association Pass-Thru, Pool MA0517	4.00%		09/01/2020	748,543
3,504,266	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%		10/01/2030	3,715,273
4,629,010	Federal National Mortgage Association Pass-Thru, Pool MA0536	4.00%		10/01/2020	4,788,235
5,532,254	Federal National Mortgage Association Pass-Thru, Pool MA0580	4.00%		11/01/2020	5,722,547
755,687	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%		12/01/2030	802,744
18,748,889	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%		01/01/2031	19,914,749
6,985,419	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%		11/01/2041	7,290,037
140,280,224	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%		12/01/2031	146,612,686
59,234,231	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%		01/01/2032	61,906,162
72,066,480	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%		02/01/2032	75,323,519
35,289,524	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%		03/01/2032	36,885,339
10,327,758	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%		04/01/2042	10,541,311
48,798,637	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%		05/01/2032	51,000,664
6,668,801	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%		05/01/2042	6,807,341
103,666,926	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%		06/01/2032	108,342,570
15,222,363	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%		06/01/2042	15,535,821
13,650,011	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%		06/01/2042	14,246,835
61,736,510	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%		07/01/2032	64,521,408
139,587,790	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%		07/01/2042	142,478,226
165,340,119	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%		08/01/2042	168,763,782
41,404,317	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%		08/01/2032	43,273,886
45,504,015	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%		09/01/2042	46,445,397
8,287,245	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%		10/01/2032	8,661,294
99,514,553	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%		10/01/2042	101,568,801
264,172,856	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	270,998,906
6,399,373	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	6,532,553
203,502,122	Federal National Mortgage Association Pass-Thru, Pool MA1275	3.00%		12/01/2032	208,758,093
28,271,175	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	29,002,395
111,123,948	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	113,996,953
68,286,560	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	70,051,437
120,435,050	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	123,544,923
15,246,664	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	15,640,925
88,045,531	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	92,012,933
34,530,509	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	35,242,137
27,921,637	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	28,497,492
53,407,521	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	55,815,329
109,029,830	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	111,278,438
106,810,748	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	106,734,556
108,920,000	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	108,842,271
22,869,608	Federal National Mortgage Association Pass-Thru, Pool MA2621	3.50%		04/01/2046	23,687,509
46,777,413	Federal National Mortgage Association Pass-Thru, Pool MA2643	3.00%		06/01/2036	47,669,637
155,243,310	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	158,448,137
9,817,357	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	10,428,460
5,686,515	Government National Mortgage Association, Pool MA251JM	3.50%		01/20/2045	5,829,987
14,700,000	Government National Mortgage Association, Series 2003-67-SP (1 Month LIBOR USD + 7.100%)	5.86	% I/F I/O	08/20/2033	3,046,090
6,884,433	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	7,411,354
3,421,382	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	3,842,713
1,474,304	Government National Mortgage Association, Series 2004-80-PH	5.00%		07/20/2034	1,512,618
7,130,305	Government National Mortgage Association, Series 2004-83-CS (1 Month LIBOR USD + 6.080%)	4.84	% I/F I/O	10/20/2034	1,087,650
1,820,011	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	2,016,458
19,784,555	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	21,525,213
906,593	Government National Mortgage Association, Series 2006-24-CX (1 Month LIBOR USD + 39.970%)	30.90	% I/F	05/20/2036	1,928,644
9,255,872	Government National Mortgage Association, Series 2007-26-SJ (1 Month LIBOR USD + 4.690%)	3.45	% I/F I/O	04/20/2037	761,422
5,869,882	Government National Mortgage Association, Series 2008-2-SM (1 Month LIBOR USD + 6.500%)	5.27	% I/F I/O	01/16/2038	1,095,186
9,981,526	Government National Mortgage Association, Series 2008-42-AI (1 Month LIBOR USD + 7.690%)	6.46	% I/F I/O	05/16/2038	2,652,061
4,238,207	Government National Mortgage Association, Series 2008-43-SH (1 Month LIBOR USD + 6.340%)	5.10	% I/F I/O	05/20/2038	698,365
4,836,359	Government National Mortgage Association, Series 2008-51-SC (1 Month LIBOR USD + 6.250%)	5.01	% I/F I/O	06/20/2038	733,667
3,165,320	Government National Mortgage Association, Series 2008-51-SE (1 Month LIBOR USD + 6.250%)	5.02	% I/F I/O	06/16/2038	542,701
1,679,135	Government National Mortgage Association, Series 2008-82-SM (1 Month LIBOR USD + 6.050%)	4.81	% I/F I/O	09/20/2038	268,149
3,501,784	Government National Mortgage Association, Series 2008-83-SD (1 Month LIBOR USD + 6.560%)	5.33	% I/F I/O	11/16/2036	601,633
13,579,899	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	14,617,705
7,047,829	Government National Mortgage Association, Series 2009-10-NS (1 Month LIBOR USD + 6.650%)	5.42	% I/F I/O	02/16/2039	1,307,306
2,733,219	Government National Mortgage Association, Series 2009-24-SN (1 Month LIBOR USD + 6.100%)	4.86	% I/F I/O	09/20/2038	278,258
7,466,636	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	8,010,085
42,028,064	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	45,335,672
7,094	Government National Mortgage Association, Series 2009-41-ZQ	4.50%		06/16/2039	8,127
4,469,956	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	4,895,773
1,071,146	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	1,125,433
4,024,544	Government National Mortgage Association, Series 2009-69-TS (1 Month LIBOR USD + 6.200%)	4.97	% I/F I/O	04/16/2039	515,804
6,434,957	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	6,826,137
5,183,666	Government National Mortgage Association, Series 2009-87-IG (1 Month LIBOR USD + 6.740%)	5.50	% I/F I/O	03/20/2037	731,012
37,650,751	Government National Mortgage Association, Series 2010-106-PS (1 Month LIBOR USD + 6.050%)	4.81	% I/F I/O	03/20/2040	4,532,797
9,642,165	Government National Mortgage Association, Series 2010-1-SA (1 Month LIBOR USD + 5.750%)	4.52	% I/F I/O	01/16/2040	1,156,619
3,607,000	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	3,921,511
87,419,471	Government National Mortgage Association, Series 2010-26-QS (1 Month LIBOR USD + 6.250%)	5.01	% I/F I/O	02/20/2040	15,210,831
7,389,540	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	8,163,861
7,433,887	Government National Mortgage Association, Series 2010-42-ES (1 Month LIBOR USD + 5.680%)	4.44	% I/F I/O	04/20/2040	1,001,019
2,292,861	Government National Mortgage Association, Series 2010-61-AS (1 Month LIBOR USD + 6.550%)	5.31	% I/F I/O	09/20/2039	354,608
22,785,784	Government National Mortgage Association, Series 2010-62-SB (1 Month LIBOR USD + 5.750%)	4.51	% I/F I/O	05/20/2040	3,252,495
9,913,780	Government National Mortgage Association, Series 2010-62-ZG	5.50%		05/16/2040	11,548,334
7,833,334	Government National Mortgage Association, Series 2011-18-SN (1 Month LIBOR USD + 9.500%)	7.03	% I/F	12/20/2040	8,510,810
8,333,334	Government National Mortgage Association, Series 2011-18-YS (1 Month LIBOR USD + 9.500%)	7.03	% I/F	12/20/2040	9,052,952
5,552,385	Government National Mortgage Association, Series 2011-51-UZ	4.50%		04/20/2041	5,916,056
3,545,450	Government National Mortgage Association, Series 2011-69-OC	0.00	% P/O	05/20/2041	3,043,481
32,449,309	Government National Mortgage Association, Series 2011-69-SB (1 Month LIBOR USD + 5.350%)	4.11	% I/F I/O	05/20/2041	3,918,932
27,733,353	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	29,560,856
11,903,358	Government National Mortgage Association, Series 2011-72-AS (1 Month LIBOR USD + 5.380%)	4.14	% I/F I/O	05/20/2041	1,548,403
8,969,810	Government National Mortgage Association, Series 2011-72-SK (1 Month LIBOR USD + 6.150%)	4.91	% I/F I/O	05/20/2041	1,403,951
5,915,155	Government National Mortgage Association, Series 2012-105-SE (1 Month LIBOR USD + 6.200%)	4.96	% I/F I/O	01/20/2041	435,559
13,280,717	Government National Mortgage Association, Series 2012-52-PN	2.00%		12/20/2039	13,419,285
31,727,872	Government National Mortgage Association, Series 2013-116-LS (1 Month LIBOR USD + 6.150%)	4.91	% I/F I/O	08/20/2043	5,150,947
30,871,768	Government National Mortgage Association, Series 2013-136-CS (1 Month LIBOR USD + 6.200%)	4.97	% I/F I/O	09/16/2043	5,307,771
18,669,027	Government National Mortgage Association, Series 2013-182-WZ	2.50%		12/20/2043	17,690,574
57,548,244	Government National Mortgage Association, Series 2013-182-ZW	2.50%		12/20/2043	54,532,112
22,590,117	Government National Mortgage Association, Series 2013-186-SG (1 Month LIBOR USD + 6.250%)	5.02	% I/F I/O	02/16/2043	3,121,123
21,421,051	Government National Mortgage Association, Series 2013-26-MS (1 Month LIBOR USD + 6.250%)	5.01	% I/F I/O	02/20/2043	3,878,654
43,648,572	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	44,044,495
41,903,639	Government National Mortgage Association, Series 2014-163-PS (1 Month LIBOR USD + 5.600%)	4.36	% I/F I/O	11/20/2044	5,935,785
43,757,637	Government National Mortgage Association, Series 2014-167-SA (1 Month LIBOR USD + 5.600%)	4.36	% I/F I/O	11/20/2044	5,814,966
64,390,979	Government National Mortgage Association, Series 2014-21-SE (1 Month LIBOR USD + 5.550%)	4.31	% I/F I/O	02/20/2044	9,755,285
36,615,895	Government National Mortgage Association, Series 2014-39-SK (1 Month LIBOR USD + 6.200%)	4.96	% I/F I/O	03/20/2044	5,767,241
31,403,105	Government National Mortgage Association, Series 2014-59-DS (1 Month LIBOR USD + 6.250%)	5.02	% I/F I/O	04/16/2044	5,281,757
9,070,053	Government National Mortgage Association, Series 2016-99-TL	2.00%		04/16/2044	7,912,328

Total US Government / Agency Mortgage Backed Obligations (Cost $26,402,487,696)					26,649,164,156

US Government and Agency Obligations - 4.9%
59,900,000	Tennessee Valley Authority	4.25%		09/15/2065	67,989,019
522,645,000	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2020	525,208,871
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,304,193,366
700,000,000	United States Treasury Notes	2.00%		02/15/2023	700,314,454

Total US Government and Agency Obligations (Cost $2,600,018,411)					2,597,705,710

Short Term Investments - 6.9%
288,302,310	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92	% ♦		288,302,310
140,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/11/2017	139,965,700
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/23/2017	99,942,800
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/25/2017	99,937,400
50,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/26/2017	49,967,350
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/06/2017	99,903,700
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/07/2017	99,901,000
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/17/2017	99,873,500
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/20/2017	99,865,200
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/22/2017	99,859,700
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		01/29/2018	99,646,300
100,000,000	Federal Home Loan Banks	0.63%		11/01/2017	99,969,700
288,302,310	Fidelity Institutional Money Market Government Portfolio - Class I	0.91	% ♦		288,302,310
288,302,310	Morgan Stanley Institutional Liquidity Funds Government Portfolio -Institutional Share Class	0.90	% ♦		288,302,310
250,000,000	United States Treasury Bills	0.00%		10/26/2017	249,844,582
250,000,000	United States Treasury Bills	0.00%		11/30/2017	249,598,808
250,000,000	United States Treasury Bills	0.00%		12/21/2017	249,448,450
250,000,000	United States Treasury Bills	0.00%		12/28/2017	249,374,688
250,000,000	United States Treasury Bills	0.00%		01/25/2018	249,177,448
250,000,000	United States Treasury Bills	0.00%		02/22/2018	248,906,830
250,000,000	United States Treasury Bills	0.00%		03/22/2018	248,617,500

Total Short Term Investments (Cost $3,698,445,160)					3,698,707,586

Total Investments - 99.9% (Cost $53,112,043,436)					53,462,835,619
Other Assets in Excess of Liabilities - 0.1%					58,429,989

NET ASSETS - 100.0%					$53,521,265,608

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $11,529,008,932 or 21.5% of net assets.
#	Variable rate security. Coupon is based on weighted average coupon of underlying collateral. Rate disclosed as of September 30, 2017.
I/O	Interest only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.
P/O	Principal only security
♦	Seven-day yield as of September 30, 2017
ß	Step coupon bond. The interest rate shown is the rate in effect as of September 30, 2017.
¥	Illiquid security
~	Represents less than 0.05% of net assets
Þ	Value was determined using significant unobservable inputs.

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government / Agency Mortgage Backed Obligations	49.8%
Non-Agency Residential Collateralized Mortgage Obligations	24.0%
Short Term Investments	6.9%
Non-Agency Commercial Mortgage Backed Obligations	6.8%
US Government and Agency Obligations	4.9%
Collateralized Loan Obligations	4.2%
Asset Backed Obligations	2.9%
Commercial Paper	0.3%
US Corporate Bonds	0.1%
Foreign Corporate Bonds	0.0%	~
Other Assets and Liabilities	0.1%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government / Agency Mortgage Backed Obligations	49.8%
Non-Agency Residential Collateralized Mortgage Obligations	24.0%
Short Term Investments	6.9%
Non-Agency Commercial Mortgage Backed Obligations	6.8%
US Government and Agency Obligations	4.9%
Collateralized Loan Obligations	4.2%
Asset Backed Obligations	2.9%
Banking	0.2%
Automotive	0.1%
Beverage and Tobacco	0.1%
Utilities	0.0%	~
Conglomerate	0.0%	~
Food Products	0.0%	~
Pharmaceuticals	0.0%	~
Technology	0.0%	~
Healthcare	0.0%	~
Finance	0.0%	~
Oil & Gas	0.0%	~
Other Assets and Liabilities	0.1%

	100.0%

DoubleLine Core Fixed Income Fund

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 1.9%
5,451,925	Castlelake Aircraft Securitization Trust, Series 2015-1A-A	4.70	% ^	12/15/2040	5,527,663
12,105,071	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	12,229,378
5,916,600	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	5,922,250
771,223	Citi Held For Asset Issuance, Series 2015-PM1-B	2.93	% ^	12/15/2021	771,407
5,779,745	CLI Funding LLC, Series 2017-1A-A	3.62	% ^	05/18/2042	5,810,017
19,950,000	Coinstar Funding LLC, Series 2017-1A-A2	5.22	% ^	04/25/2047	20,761,676
14,625,000	DB Master Finance LLC, Series 2015-1A-A2I	3.26	% ^	02/20/2045	14,680,053
2,925,000	DB Master Finance LLC, Series 2015-1A-A2II	3.98	% ^	02/20/2045	2,996,911
3,301,430	Harbour Aircraft Investments Ltd., Series 2016-1-A	4.70%		07/15/2041	3,387,491
9,778,763	Helios Issuer LLC, Series 2017-1A-A	4.94	% ^	09/20/2049	9,915,608
7,141,946	HERO Funding Trust, Series 2016-1A-A	4.05	% ^	09/20/2041	7,435,009
5,000,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% ^	07/30/2047	5,047,787
1,349,875	MarketPlace Loan Trust, Series 2015-CB1-A	4.00	% ^	07/15/2021	1,348,239
12,991,786	NP SPE II LLC, Series 2016-1A-A1	4.16	% ^	04/20/2046	13,330,453
14,000,000	OneMain Financial Issuance Trust, Series 2015-1A-A	3.19	% ^	03/18/2026	14,154,092
7,985,136	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% ^	10/15/2042	8,277,016
2,274,090	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09	% ^	10/27/2025	2,299,922
2,204,285	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28	% ^	01/26/2026	2,234,186
500,000	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73	% # ^	01/26/2026	521,127
767,168	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28	% ^	02/25/2026	777,783
5,000,000	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78	% ^	09/25/2026	4,989,631
2,000,000	SoFi Professional Loan Program, Series 2017-C-C	4.21	% # ^	07/25/2040	1,995,914
6,506,157	SoFi Professional Loan Program, Series 2016-A-A2	2.76	% ^	12/26/2036	6,570,035
5,000,000	SoFi Professional Loan Program, Series 2017-B-BFX	3.70	% # ^	05/25/2040	5,069,608
15,304,000	Springleaf Funding Trust, Series 2015-AA-A	3.16	% ^	11/15/2024	15,413,941
1,554,331	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32	% ^	06/15/2028	1,551,285
2,883,300	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72	% ^	05/20/2042	2,920,680
7,000,000	Westlake Automobile Receivables Trust, Series 2016-1A-B	2.68	% ^	09/15/2021	7,031,147

Total Asset Backed Obligations (Cost $179,892,190)					182,970,309

Bank Loans - 2.9%
2,497,522	Acadia Healthcare Company, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.75%)	3.98%		02/16/2023	2,518,126
1,288,525	Acrisure LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 5.00%)	6.27%		11/22/2023	1,306,242
2,314,153	Air Medical Group Holdings, Inc., Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.00%)	5.24%		04/28/2022	2,315,310
1,848,806	Albertson’s Holdings LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 2.75%)	3.99%		08/25/2021	1,786,556
2,676,550	AlixPartners LLP, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.33%		04/04/2024	2,687,015
2,410,000	Almonde, Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.82%		06/13/2024	2,423,436
1,855,000	Alphabet Holding Co, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.83%		09/26/2024	1,836,060
676,438	American Axle & Manufacturing, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%		04/08/2024	675,595
2,045,946	American Renal Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%		06/21/2024	2,038,273
1,772,379	American Tire Distributors, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%)	5.49%		09/01/2021	1,791,210
2,910,000	Applied Systems, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.57%		09/13/2024	2,943,872
2,044,875	Arctic LNG Carriers Ltd., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%		05/18/2023	2,064,056
2,522,523	ASP AMC Merger Sub, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.83%		04/22/2024	2,493,085
2,260,000	AssuredPartners, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.35%)	4.59%		10/22/2024	2,266,588
2,076,508	Asurion LLC, Senior Secured 1st Lien Term Loan, Tranche B5 (1 Month LIBOR USD + 3.00%)	4.24%		11/03/2023	2,088,188
2,631,775	Avantor Performance Materials Holdings LLC, Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%		03/08/2024	2,642,749
2,555,000	Avatar Purchaser Inc., Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%)	5.07%		09/27/2024	2,542,225
1,720,688	BJ’s Wholesale Club, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%)	4.98%		02/02/2024	1,653,701
935,000	Blackstone Group, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	5.32%		09/19/2024	946,248
2,589,038	Brand Energy & Infrastructure Services, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.51%		06/21/2024	2,605,387
2,478,788	Bright Bidco BV, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.83%		06/28/2024	2,503,575
1,916,334	Burger King Restaurant Brands, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.25%)	3.49%		02/16/2024	1,915,855
2,663,325	BWAY Corporation, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.48%		04/03/2024	2,674,018
1,010,000	Canyon Valor Cos, Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%)	5.58%		06/16/2023	1,024,095
214,721	Capital Automotive LP, Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.24%		03/24/2025	218,144
1,323,813	Capital Automotive LP, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%		03/25/2024	1,333,980
455,000	CD&R Waterworks Merger Sub LLC, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.46%		08/01/2024	456,565
1,994,818	Cengage Learning, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%)	5.49%		06/07/2023	1,844,488
2,150,000	CenturyLink, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	2.75%		01/31/2025	2,086,844
336,639	Ceva Group PLC, Guaranteed Senior Secured 1st Lien Synthetic Letter Of Credit (3 Month LIBOR USD + 0.00%)	1.33%		03/19/2021	324,857
472,519	Ceva Group PLC, Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%		03/19/2021	458,934
59,065	Ceva Group PLC, Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%		03/19/2021	57,367
342,576	Ceva Intercompany BV, Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%		03/19/2021	332,727
2,320,129	CH Hold Corporation, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.24%		02/01/2024	2,342,611
2,477,550	Change Healthcare Holdings LLC, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%		03/01/2024	2,487,002
2,065,032	CHG Healthcare Services, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.25%)	4.56%		06/07/2023	2,087,531
910,425	Chill Merger Sub Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.49%		03/20/2024	917,253
2,245,000	Cincinnati Bell, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.05%		08/06/2024	2,267,450
3,009,794	CityCenter Holdings LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	3.74%		04/18/2024	3,026,167
109,450	Clark Equipment Company, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.75%)	4.08%		05/17/2024	110,271
1,325,000	Cogeco Communications USA II LP, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD+ 2.38%)	3.67%		08/09/2024	1,318,786
2,663,325	Colorado Buyer, Inc., Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.31%		05/01/2024	2,678,852
1,607,540	Community Health Systems Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (3 Month LIBOR USD + 2.75%)	4.07%		12/31/2019	1,600,177
2,515,635	Compuware Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 4.25%)	5.49%		12/15/2021	2,547,081
1,240,000	Constellation Merger Sub, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%		09/18/2024	1,234,575
2,194,500	Constellis Holdings LLC, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.00%)	6.33%		04/19/2024	2,198,615
1,160,314	CPI Holdco LLC, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.34%		03/21/2024	1,171,918
2,365,856	CSC Holdings LLC, Guaranteed Senior Secured 1st Lien Term Loan, (1 Month LIBOR USD + 2.25%)	3.48%		07/17/2025	2,356,345
1,128,027	CSM Bakery Supplies LLC, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	5.30%		07/03/2020	1,106,408
2,474,672	Dell International, LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.50%)	3.74%		09/07/2023	2,486,142
2,755,000	Delta 2 Lux Sarl, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%		02/01/2024	2,775,318
405,000	Diamond BC B.V.,Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.00%)	4.32%		09/06/2024	404,332
110,000	Digicel International Finance Ltd., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.07%		05/27/2024	110,602
380,000	Dragon Merger Sub LLC, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.31%		07/24/2024	383,722
2,407,977	EFS Cogen Holdings I LLC, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.84%		06/28/2023	2,441,087
773,862	Eldorado Resorts, Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 2.25%)	3.56%		04/17/2024	774,346
2,701,681	Energy Transfer Equity LP, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.98%		02/02/2024	2,717,797
2,176,943	Envision Healthcare Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%)	4.24%		12/01/2023	2,185,792
2,583,525	Equinox Holdings, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%		03/08/2024	2,597,786
2,237,399	Evergreen Skills, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.99%		04/28/2021	2,120,987
2,940,365	Fairmount Minerals, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 3.50%)	4.74%		09/05/2019	2,920,150
2,096,413	Federal-Mogul Holdings Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.75%)	4.99%		04/15/2021	2,111,392
2,029,548	Ferrara Candy Company, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%		06/15/2023	1,992,762
2,079,373	Filtration Group, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%		11/23/2020	2,095,405
1,031,442	First Data Corporation, Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.50%)	3.74%		04/26/2024	1,035,954
1,552,200	Foresight Energy LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 5.75%)	7.08%		03/28/2022	1,457,136
1,338,888	Garda World Security Corporation, Senior Secured 1st Lien Term Loan, Tranche B (Prime Rate + 3.00%)	5.31%		05/24/2024	1,354,231
2,702,335	Gates Global LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	4.58%		04/01/2024	2,717,374
510,000	Gavilan Resources LLC, Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.23%		03/01/2024	496,824
2,462,678	Genesys Telecommunications Laboratories, Inc., Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 3.75%)	5.08%		12/01/2023	2,483,353
618,434	Goldcup Merger Sub, Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.06%		05/02/2023	623,172
375,000	Golden Nugget, Inc., Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%		10/04/2023	377,422
2,016,808	Greektown Holdings LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%		04/25/2024	2,020,590
918,063	GTT Communications, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.50%		01/09/2024	924,948
1,999,572	Harbor Freight Tools USA, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%		08/18/2023	2,010,280
2,738,138	Hargray Corporation, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%		05/16/2024	2,751,267
1,171,150	Harsco Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 5.00%)	6.25%		11/02/2023	1,189,203
2,235,000	Hawk Merger Sub, Inc., Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.25%)	4.49%		07/31/2024	2,249,673
2,770,000	Hayward Acquisition Corporation, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%		08/05/2024	2,791,343
2,337,901	Hyland Software, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%		07/01/2022	2,363,957
1,066,799	Informatica Corporation, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.83%		08/05/2022	1,069,183
2,491,175	JDA Software Group, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%		10/12/2023	2,510,083
2,480,714	Jeld-Wen, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3 (3 Month LIBOR USD + 3.00%)	4.33%		07/01/2022	2,504,231
1,878,518	Jo-Ann Stores LLC, Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 5.00%)	6.39%		10/20/2023	1,801,029
2,488,081	Kenan Advantage Group, Inc., Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 3.00%)	4.24%		08/01/2022	2,495,546
2,416,905	KIK Custom Products, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%		08/26/2022	2,444,856
2,715,000	Kloeckner Pentaplast, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%)	5.58%		06/30/2022	2,726,539
2,008,508	Kraton Polymers LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%		01/06/2022	2,036,758
2,104,126	Kronos Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%		11/01/2023	2,118,592
697,337	Leslie’s Poolmart, Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.06%		08/16/2023	698,645
2,487,800	Life Time Fitness, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.32%		06/10/2022	2,499,666
54,816	MA FinanceCo LLC, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%		06/21/2024	54,994
898,091	Manitowoc Foodservice, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%		03/03/2023	905,011
1,103,357	McGraw-Hill Financial, Inc., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%		05/04/2022	1,086,117
2,651,517	Micron Technology, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%		09/28/2023	2,666,989
192,236	Mission Broadcasting, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	3.74%		01/17/2024	192,992
519,206	Mitchell International, Inc., Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.50%)	8.67%		10/11/2021	525,047
1,872,054	Mitchell International, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%		10/13/2020	1,886,291
963,223	Mohegan Tribal Gaming Authority, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%)	5.24%		10/13/2023	974,319
1,908,432	MPH Acquisition Holdings LLC, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.33%		06/07/2023	1,925,875
2,040,864	National Vision, Inc., Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%		03/12/2021	2,049,364
1,535,583	Nexstar Broadcasting, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.50%)	3.74%		01/17/2024	1,541,618
2,048,001	Optiv Security, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.56%		02/01/2024	1,929,391
2,097,387	Party City Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.32%		08/19/2022	2,108,660
2,755,000	Peak 10 Holding Corporation, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.81%		08/01/2024	2,761,309
2,691,279	Pharmaceutical Product Development LLC, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.99%		08/18/2022	2,707,816
978,725	Pike Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%		09/20/2024	992,491
2,070,312	PODS LLC, Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 3.25%)	4.49%		02/02/2022	2,087,568
2,095,097	PQ Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1 (3 Month LIBOR USD + 3.25%)	4.56%		11/04/2022	2,116,981
2,103,482	Precyse Acquisition Corporation, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%		10/20/2022	2,112,684
2,888,743	Prime Security Services Borrower LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%		05/02/2022	2,917,240
2,643,375	Project Alpha Intermediate Holding, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%		04/26/2024	2,588,036
2,507,400	RCN Corporation, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.24%		02/01/2024	2,477,236
550,000	Refresco Group, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.32%		09/26/2024	552,750
2,536,038	RentPath LLC, Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.75%)	5.99%		12/17/2021	2,547,526
2,482,858	Reynolds Group, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%		02/03/2023	2,495,036
1,310,556	Sabre GLBL, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%		02/22/2024	1,318,203
2,725,000	Scientific Games International, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 3.25%)	4.52%		08/14/2024	2,733,093
2,059,307	Seahawk Holding Ltd., Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.24%		10/31/2022	2,092,771
370,184	Seattle SpinCo, Inc., Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 2.75%)	3.99%		06/21/2024	371,387
2,477,232	Securus Technologies Holdings, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.69%		06/20/2024	2,505,609
2,661,625	Select Medical Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.81%		03/01/2021	2,693,232
2,507,193	SolarWinds Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.74%		02/03/2023	2,518,162
1,468,956	Solenis International LP, Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 6.75%)	8.07%		07/29/2022	1,465,893
2,560,210	Solera LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%		03/03/2023	2,571,552
2,503,674	Sophia LP, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.25%)	4.58%		09/30/2022	2,504,263
2,650,000	Staples, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.31%		08/15/2024	2,641,242
2,775,000	Surgery Center Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%		09/03/2024	2,756,796
542,275	TCH-2 Holdings LLC, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.00%)	5.24%		05/06/2021	545,664
2,527,300	Team Health Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%		02/06/2024	2,486,244
2,467,258	Telesat Canada, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4 (1 Month LIBOR USD + 3.00%)	4.24%		11/17/2023	2,490,907
2,547,200	TKC Holdings, Inc., Senior Secured 1st Lien Term Loan (2 Month LIBOR USD + 4.25%)	5.52%		02/01/2023	2,573,729
2,128,832	TransDigm, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche F (1 Month LIBOR USD + 3.00%)	4.24%		06/09/2023	2,137,017
194,513	TransDigm, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche G (1 Month LIBOR USD + 3.00%)	4.33%		08/22/2024	195,060
1,032,888	Travel Leaders Group LLC, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.50%)	5.81%		01/25/2024	1,048,386
465,000	Traverse Midstream Partners LLC, Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	5.33%		09/27/2024	471,394
119,685	Tribune Media Company, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.00%)	4.24%		12/24/2020	120,209
2,243,594	Tribune Media Company, Guaranteed Senior Secured 1st Lien Term Loan, Tranche C (1 Month LIBOR USD + 3.00%)	4.24%		01/26/2024	2,251,312
2,079,447	Tumi Holdings, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.25%)	3.49%		08/01/2023	2,097,642
2,509,576	UFC Holdings LLC, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%		08/18/2023	2,523,291
440,888	Ultra Resources, Inc., Guaranteed Senior Secured 1st Lien Term Loan EXIT (3 Month LIBOR USD + 3.00%)	4.31%		04/12/2024	441,163
2,489,570	Univar USA, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 2.75%)	3.99%		07/01/2022	2,502,218
2,407,541	US Renal Care, Inc., Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.58%		12/30/2022	2,337,121
2,027,227	USAGM HoldCo LLC, Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 3.75%)	5.08%		07/28/2022	2,025,331
2,216,589	VF Holdings Corporation, Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.49%		06/30/2023	2,227,683
1,250,000	West Street Merger Sub, Inc., Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.00%)	4.30%		09/27/2024	1,260,162
870,640	Western Digital Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 2.75%)	3.99%		04/28/2023	877,335
955,000	WideOpenWest Finance LLC, Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.48%		08/18/2023	954,852
2,095,000	WMG Acquisition Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche D (1 Month LIBOR USD + 2.50%)	3.74%		11/01/2023	2,102,532
1,923,708	York Risk Services Group, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.75%)	4.99%		10/01/2021	1,895,814
2,411,336	Zodiac Pool Solutions LLC, Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.33%		12/20/2023	2,440,730

Total Bank Loans (Cost $271,839,390)					272,557,228

Collateralized Loan Obligations - 2.8%
875,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	4.66	% ^	07/15/2026	879,351
1,000,000	Adams Mill Ltd., Series 2014-1A-E1 (3 Month LIBOR USD + 5.00%)	6.16	% ^	07/15/2026	968,847
3,800,000	ALM LLC, Series 2013-8A-CR (3 Month LIBOR USD + 3.95%)	5.25	% ^	10/15/2028	3,850,979
3,000,000	ALM LLC, Series 2013-7RA-CR (3 Month LIBOR USD + 4.04%)	5.34	% ^	10/15/2028	3,051,456
2,700,000	ALM LLC, Series 2016-19A-B (3 Month LIBOR USD + 3.00%)	4.30	% ^	07/15/2028	2,720,363
2,000,000	ALM LLC, Series 2016-19A-C (3 Month LIBOR USD + 4.35%)	5.65	% ^	07/15/2028	2,032,617
2,000,000	Apidos Ltd., Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	2.29	% ^	01/19/2025	2,001,618
2,950,000	Apidos Ltd., Series 2013-16A-BR (3 Month LIBOR USD + 1.95%)	3.26	% ^	01/19/2025	2,957,356
1,000,000	Apidos Ltd., Series 2014-18A-D (3 Month LIBOR USD + 5.20%)	6.51	% ^	07/22/2026	1,007,500
1,500,000	Apidos Ltd., Series 2015-20A-C (3 Month LIBOR USD + 3.70%)	5.00	% ^	01/16/2027	1,512,169
2,250,000	Apidos Ltd., Series 2015-21A-C (3 Month LIBOR USD + 3.55%)	4.85	% ^	07/18/2027	2,272,339
2,000,000	ARES Ltd., Series 2013-1A-D (3 Month LIBOR USD + 3.75%)	5.05	% ^	04/15/2025	2,008,097
5,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	4.92	% ^	05/28/2030	4,998,744
1,000,000	Babson Ltd., Series 2014-3A-D2 (1 Month LIBOR USD + 4.40%)	5.63	% ^	01/15/2026	1,003,246
1,000,000	Babson Ltd., Series 2014-3A-E1 (3 Month LIBOR USD + 5.10%)	6.40	% ^	01/15/2026	992,500
3,400,000	Babson Ltd., Series 2015-1A-D1 (3 Month LIBOR USD + 3.45%)	4.76	% ^	04/20/2027	3,413,802
5,000,000	Babson Ltd., Series 2015-2A-D (3 Month LIBOR USD + 3.80%)	5.11	% ^	07/20/2027	5,009,947
3,250,000	Babson Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	4.88	% ^	07/18/2029	3,280,847
2,250,000	Barings Ltd., Series 2016-3A-C (3 Month LIBOR USD + 3.95%)	5.25	% ^	01/15/2028	2,269,839
3,000,000	Betony Ltd., Series 2015-1A-D (3 Month LIBOR USD + 3.60%)	4.90	% ^	04/15/2027	3,006,585
1,000,000	Birchwood Park Ltd., Series 2014-1A-E2 (3 Month LIBOR USD + 6.40%)	7.70	% ^	07/15/2026	1,002,191
10,100,000	BlueMountain Ltd., Series 2012-2A-DR (3 Month LIBOR USD + 4.15%)	5.47	% ^	11/20/2028	10,195,435
3,000,000	BlueMountain Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 4.15%)	5.46	% ^	01/20/2029	3,075,165
5,000,000	BlueMountain Ltd., Series 2015-2A-D (3 Month LIBOR USD + 3.55%)	4.85	% ^	07/18/2027	5,024,646
2,000,000	BlueMountain Ltd., Series 2015-2A-E (3 Month LIBOR USD + 5.35%)	6.65	% ^	07/18/2027	1,980,004
4,000,000	BlueMountain Ltd., Series 2015-3A-B (3 Month LIBOR USD + 3.10%)	4.41	% ^	10/20/2027	4,045,482
4,000,000	BlueMountain Ltd., Series 2015-3A-C (3 Month LIBOR USD + 3.55%)	4.86	% ^	10/20/2027	4,014,930
5,000,000	BlueMountain Ltd., Series 2015-4A-C (3 Month LIBOR USD + 3.20%)	4.51	% ^	01/20/2027	5,044,650
4,000,000	BlueMountain Ltd., Series 2015-4A-D1 (3 Month LIBOR USD + 4.60%)	5.91	% ^	01/20/2027	4,029,568
2,000,000	BlueMountain Ltd., Series 2016-3A-D (3 Month LIBOR USD + 3.85%)	5.17	% ^	11/15/2027	2,031,064
2,000,000	Bristol Park Ltd., Series 2016-1A-D (3 Month LIBOR USD + 4.10%)	5.40	% ^	04/15/2029	2,017,270
1,250,000	Brookside Mill Ltd., Series 2013-1A-C1 (3 Month LIBOR USD + 2.70%)	4.00	% ^	04/17/2025	1,253,693
2,250,000	Brookside Mill Ltd., Series 2013-1A-D (3 Month LIBOR USD + 3.05%)	4.35	% ^	04/17/2025	2,221,458
1,250,000	Brookside Mill Ltd., Series 2013-1A-E (3 Month LIBOR USD + 4.40%)	5.70	% ^	04/17/2025	1,178,125
5,000,000	California Street LP, Series 2012-9A-DR (3 Month LIBOR USD + 3.96%)	5.26	% ^	10/16/2028	5,105,391
5,000,000	Canyon Capital Ltd., Series 2014-1A-B (3 Month LIBOR USD + 2.65%)	3.96	% ^	04/30/2025	5,004,867
2,750,000	Canyon Capital Ltd., Series 2014-1A-C (3 Month LIBOR USD + 3.25%)	4.56	% ^	04/30/2025	2,756,762
1,500,000	Canyon Capital Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	4.95	% ^	04/15/2029	1,496,339
1,500,000	Canyon Capital Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	4.86	% ^	07/15/2030	1,499,613
2,000,000	Carlyle Ltd., Series 2016-4A-C (3 Month LIBOR USD + 3.90%)	5.21	% ^	10/20/2027	2,031,542
2,500,000	Catamaran Ltd., Series 2015-1A-C1 (3 Month LIBOR USD + 3.10%)	4.41	% ^	04/22/2027	2,503,188
2,000,000	Cent Ltd., Series 2013-18A-D (3 Month LIBOR USD + 3.45%)	4.76	% ^	07/23/2025	1,998,096
1,500,000	Cent Ltd., Series 2013-18A-E (3 Month LIBOR USD + 4.60%)	5.91	% ^	07/23/2025	1,467,738
5,000,000	Cent Ltd., Series 2014-21A-D (3 Month LIBOR USD + 5.00%)	6.32	% ^	07/27/2026	4,847,865
1,000,000	Cent Ltd., Series 2014-22A-C (3 Month LIBOR USD + 3.75%)	5.06	% ^	11/07/2026	1,024,933
10,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	2.80	% ^	07/20/2030	9,995,762
2,000,000	Dorchester Park Ltd., Series 2015-1A-C (3 Month LIBOR USD + 3.20%)	4.51	% ^	01/20/2027	2,017,802
1,000,000	Dorchester Park Ltd., Series 2015-1A-D (3 Month LIBOR USD + 3.55%)	4.86	% ^	01/20/2027	999,606
10,000,000	Dryden Senior Loan Fund, Series 2014-33R-DR (3 Month LIBOR USD + 4.35%)	5.65	% ^	10/15/2028	10,175,975
2,000,000	Flatiron Ltd., Series 2014-1A-C (3 Month LIBOR USD + 3.30%)	4.46	% ^	07/17/2026	1,988,876
1,000,000	Galaxy Ltd., Series 2013-15A-C (3 Month LIBOR USD + 2.60%)	3.90	% ^	04/15/2025	1,003,765
1,000,000	Galaxy Ltd., Series 2013-15A-D (3 Month LIBOR USD + 3.40%)	4.70	% ^	04/15/2025	1,007,473
2,000,000	Gilbert Park Ltd., Series 2017-1A-D (1 Month LIBOR USD + 0.0%)	0.00	% ^	10/15/2030	2,000,000
4,000,000	Gilbert Park Ltd., Series 2017-1A-E (1 Month LIBOR USD + 0.0%)	0.00	% ^	10/15/2030	4,000,000
2,000,000	GoldenTree Loan Management Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.35%)	4.66	% ^	04/20/2029	2,000,659
3,750,000	GoldenTree Loan Opportunities Ltd., Series 2015-10A-D (3 Month LIBOR USD + 3.35%)	4.66	% ^	07/20/2027	3,723,426
740,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.01	% ^	08/01/2025	746,570
1,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	4.80	% ^	10/22/2025	1,503,530
2,000,000	Jamestown Ltd., Series 2015-6A-A1AR (3 Month LIBOR USD + 1.15%)	2.47	% ^	02/20/2027	2,003,187
3,500,000	Jay Park Ltd., Series 2016-1A-C (3 Month LIBOR USD + 3.85%)	5.16	% ^	10/20/2027	3,516,896
2,850,000	LCM LP, Series 14A-D (3 Month LIBOR USD + 3.50%)	4.80	% ^	07/15/2025	2,864,224
1,000,000	LCM LP, Series 16A-DR (1 Month LIBOR USD + 3.00%)	4.23	% ^	07/15/2026	1,000,150
2,000,000	LCM LP, Series 19A-D (3 Month LIBOR USD + 3.45%)	4.75	% ^	07/15/2027	1,979,145
750,000	Madison Park Funding Ltd., Series 2014-14A-E (3 Month LIBOR USD + 4.75%)	6.06	% ^	07/20/2026	748,434
2,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	4.77	% ^	01/27/2026	2,016,214
1,250,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	6.76	% ^	01/27/2026	1,254,398
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	6.81	% ^	04/20/2026	1,003,076
5,000,000	Madison Park Funding Ltd., Series 2015-18A-D2 (3 Month LIBOR USD + 3.95%)	5.26	% ^	10/21/2026	5,042,692
5,000,000	Madison Park Funding Ltd., Series 2015-18A-DR	0.00	% # ^	10/21/2030	5,000,000
5,000,000	Magnetite Ltd., Series 2012-7A-CR (3 Month LIBOR USD + 3.75%)	5.05	% ^	01/15/2025	5,032,533
1,000,000	MP Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.50%)	4.80	% ^	01/15/2027	1,003,205
1,000,000	North End Ltd., Series 2013-1A-D (3 Month LIBOR USD + 3.50%)	4.80	% ^	07/17/2025	1,004,970
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	5.30	% ^	07/15/2029	5,655,115
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-D (3 Month LIBOR USD + 3.35%)	4.65	% ^	07/17/2025	2,005,039
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-E (3 Month LIBOR USD + 4.50%)	5.80	% ^	07/17/2025	1,984,173
3,500,000	Octagon Investment Partners Ltd., Series 2016-1A-C (3 Month LIBOR USD + 3.00%)	4.30	% ^	07/15/2027	3,505,261
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-D (3 Month LIBOR USD + 4.75%)	6.05	% ^	07/15/2027	10,034,112
4,000,000	Octagon Investment Partners Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	4.81	% ^	03/17/2030	3,979,335
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	7.51	% ^	03/17/2030	1,775,160
2,500,000	Octagon Investment Partners Ltd., Series 2014 -E-1 (3 Month LIBOR USD + 5.25%)	6.56	% ^	11/25/2025	2,490,946
2,000,000	TCI-Cent, Series 2017-1A-C (3 Month LIBOR USD + 3.65%)	4.96	% ^	07/25/2030	2,000,034
4,000,000	TCI-Cent, Series 2016-1A-C (3 Month LIBOR USD + 4.00%)	5.32	% ^	12/21/2029	4,028,917
5,000,000	TCI-Flatiron Ltd., Series 2016-1A-C (3 Month LIBOR USD + 3.05%)	4.35	% ^	07/17/2028	5,021,778
5,000,000	TCI-Symphony Ltd., Series 2016-1A-D (3 Month LIBOR USD + 3.80%)	5.10	% ^	10/13/2029	5,048,793
2,000,000	Thacher Park Ltd., Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	4.71	% ^	10/20/2026	1,999,355
2,000,000	THL Credit Wind River Ltd., Series 2014-1A-DR (3 Month LIBOR USD + 3.50%)	4.80	% ^	04/18/2026	2,002,437
3,000,000	THL Credit Wind River Ltd., Series 2017-3A-D (3 Month LIBOR USD + 3.15%)	4.39	% ^	10/15/2030	2,998,989
2,450,000	Venture Ltd., Series 2012-12A-DR (3 Month LIBOR USD + 3.70%)	5.02	% ^	02/28/2026	2,461,445
2,500,000	Venture Ltd., Series 2014-17A-CR (3 Month LIBOR USD + 2.20%)	3.50	% ^	07/15/2026	2,501,089
2,000,000	Wind River Ltd., Series 2012-1A-DR (3 Month LIBOR USD + 4.10%)	5.40	% ^	01/15/2026	2,023,720
2,810,000	Wind River Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 3.65%)	5.06	% ^	07/20/2030	2,810,118
4,100,000	Wind River Ltd., Series 2016-1A-C (3 Month LIBOR USD + 3.20%)	4.50	% ^	07/15/2028	4,121,640
2,000,000	Wind River Ltd., Series 2016-1A-D (3 Month LIBOR USD + 4.65%)	5.95	% ^	07/15/2028	2,016,100

Total Collateralized Loan Obligations (Cost $267,341,208)					271,184,341

Foreign Corporate Bonds - 8.6%
1,800,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	1,853,167
700,000	Aeropuerto Argentina S.A.	6.88	% ^	02/01/2027	747,950
6,200,000	AES Andres B.V.	7.95	% ^	05/11/2026	6,739,400
1,700,000	Ajecorp B.V.	6.50%		05/14/2022	1,576,750
2,000,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	2,141,450
3,150,000	Ardagh Packaging Finance, Inc.	6.00	% ^	02/15/2025	3,342,937
9,675,000	AstraZeneca PLC	2.38%		11/16/2020	9,730,739
5,065,000	AstraZeneca PLC	2.38%		06/12/2022	5,025,955
12,745,000	Australia and New Zealand Banking Group Ltd.	4.88	% ^	01/12/2021	13,780,025
800,000	Autoridad del Canal de Panama	4.95%		07/29/2035	891,000
11,430,000	Axiata SPV2 BHD	3.47%		11/19/2020	11,722,448
200,000	Banco de Costa Rica	5.25%		08/12/2018	203,620
2,000,000	Banco de Costa Rica	5.25	% ^	08/12/2018	2,036,200
8,640,000	Banco de Credito del Peru	2.25%		10/25/2019	8,670,240
3,300,000	Banco de Credito del Peru	5.38%		09/16/2020	3,605,250
6,200,000	Banco de Credito e Inversiones	4.00%		02/11/2023	6,590,164
2,200,000	Banco de Reservas de la Republica Dominicana	7.00	% ^	02/01/2023	2,321,000
4,100,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,325,500
4,820,000	Banco del Estado de Chile	4.13%		10/07/2020	5,088,403
3,250,000	Banco del Estado de Chile	3.88%		02/08/2022	3,445,057
7,750,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	8,529,650
1,000,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	1,107,500
2,050,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	2,101,250
2,100,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	2,107,875
800,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	813,656
5,300,000	Banco Nacional de Costa Rica	5.88	% ^	04/25/2021	5,530,444
300,000	Banco Santander	3.88%		09/20/2022	315,769
8,605,000	Banco Santander (5 Year CMT Rate + 4.58%)	5.95%		01/30/2024	9,013,737
2,500,000	Banistmo S.A.	3.65	% ^	09/19/2022	2,508,750
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,281,250
1,800,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,966,500
2,300,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35	% ^	11/12/2029	2,340,250
2,850,000	BDO Unibank, Inc.	2.63%		10/24/2021	2,842,764
1,700,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	1,823,420
4,900,000	Bharti Airtel Ltd.	5.13%		03/11/2023	5,175,983
7,300,000	Bharti Airtel Ltd.	4.38%		06/10/2025	7,404,183
12,300,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	12,836,428
20,898,000	British Telecommunications PLC	5.95%		01/15/2018	21,153,162
1,525,000	Camelot Finance S.A.	7.88	% ^	10/15/2024	1,647,000
1,750,000	Camposol S.A.	10.50	% ^	07/15/2021	1,907,500
2,851,000	GW Honos Security Corporation	8.75	% ^	05/15/2025	3,047,006
18,885,000	Canadian Natural Resources Ltd.	2.95%		01/15/2023	18,791,169
95,000	Canadian Pacific Railway Company	2.90%		02/01/2025	94,658
800,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	870,321
1,400,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	1,494,827
1,587,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	1,680,827
1,600,000	Cementos Progreso Trust	7.13%		11/06/2023	1,714,400
1,150,000	CEVA Group PLC	7.00	% ^	03/01/2021	1,121,250
2,000,000	CIMPOR Financial Operations B.V.	5.75	% ^	07/17/2024	1,890,000
1,900,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	1,795,500
400,000	CK Hutchison International Ltd.	2.25	% ^	09/29/2020	399,145
2,300,000	CK Hutchison International Ltd.	2.88%		04/05/2022	2,314,166
1,000,000	CK Hutchison International Ltd.	2.75	% ^	03/29/2023	995,156
8,200,000	CK Hutchison International Ltd.	3.50	% ^	04/05/2027	8,305,146
1,200,000	CNOOC Finance Ltd.	4.25%		01/26/2021	1,263,314
2,000,000	CNOOC Finance Ltd.	3.88%		05/02/2022	2,094,192
15,000,000	CNOOC Finance Ltd.	3.50%		05/05/2025	15,255,195
300,000	CNPC General Capital Ltd.	2.75%		05/14/2019	302,081
200,000	CNPC General Capital Ltd.	2.70%		11/25/2019	201,688
1,000,000	CNPC General Capital Ltd.	3.95%		04/19/2022	1,050,874
3,100,000	CNPC General Capital Ltd.	3.40%		04/16/2023	3,165,692
13,488,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	14,354,499
5,800,000	Colbun S.A.	6.00%		01/21/2020	6,302,092
17,945,000	Commonwealth Bank of Australia	2.75	% ^	03/10/2022	18,117,729
18,755,000	Corpbanca S.A.	3.88%		09/22/2019	19,385,961
1,300,000	CorpGroup Banking S.A.	6.75	% ^	03/15/2023	1,322,750
1,030,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	1,050,600
6,610,000	Cosan Overseas Ltd.	8.25	% †	11/05/2017	6,758,725
12,685,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.20%)	2.52	% ^	12/14/2023	12,788,826
1,200,000	Dana Financing Ltd.	5.75	% ^	04/15/2025	1,269,000
9,600,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	1.93	% ^	07/25/2022	9,636,573
2,000,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	1.93%		07/25/2022	2,007,620
5,700,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60	% †	09/07/2021	5,721,711
1,460,000	Delek & Avner Tamar Bond Ltd.	5.41	% ^	12/30/2025	1,514,648
3,900,000	Digicel Ltd.	7.13	% ^	04/01/2022	3,553,875
7,100,000	Digicel Ltd.	7.13%		04/01/2022	6,469,875
3,300,000	E.CL S.A.	5.63%		01/15/2021	3,614,924
8,455,000	Embotelladora Andina S.A.	5.00%		10/01/2023	9,339,166
4,414,816	ENA Norte Trust	4.95%		04/25/2023	4,613,483
200,000	Export-Import Bank of India	2.75%		04/01/2020	201,122
4,150,000	Export-Import Bank of India	3.13%		07/20/2021	4,203,464
6,000,000	Export-Import Bank of India	4.00%		01/14/2023	6,294,312
2,300,000	Financiera de Desarrollo S.A.	4.75%		07/15/2025	2,484,000
2,415,000	FMG Resources Ltd.	4.75	% ^	05/15/2022	2,454,244
2,000,000	Fondo Mivivienda S.A.	3.50	% ^	01/31/2023	2,053,000
4,000,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	4,106,000
11,440,000	Fortis, Inc.	2.10%		10/04/2021	11,240,094
5,600,000	Global Bank Corporation	5.13%		10/30/2019	5,863,200
1,500,000	Global Bank Corporation	4.50	% ^	10/20/2021	1,539,000
5,900,000	Globo Comunicacao e Participacoes S.A.	5.13	% ^	03/31/2027	5,973,750
13,000,000	Gohl Capital Ltd.	4.25%		01/24/2027	13,424,723
2,890,000	Grupo Idesa S.A. de C.V.	7.88	% ^	12/18/2020	2,890,000
5,000,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	5,000,000
8,774,834	Guanay Finance Ltd.	6.00%		12/15/2020	9,038,080
1,200,000	Guatemala Energuate Trust	5.88	% ^	05/03/2027	1,246,500
7,700,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	7,891,515
3,908,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	4,303,697
11,000,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	12,441,429
800,000	Industrial Senior Trust	5.50	% ^	11/01/2022	816,000
7,084,000	Industrial Senior Trust	5.50%		11/01/2022	7,225,680
1,585,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	1,351,212
550,000	Intelsat Jackson Holdings S.A.	9.75	% ^	07/15/2025	556,875
1,200,000	Inversiones CMPC S.A.	6.13%		11/05/2019	1,295,471
3,385,000	Kronos Acquisition Holdings, Inc.	9.00	% ^	08/15/2023	3,308,837
5,000,000	Lima Metro Finance Ltd.	5.88%		07/05/2034	5,525,000
1,600,000	Magnesita Finance Ltd.	8.63	% †	10/30/2017	1,601,600
2,714,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,793,976
3,700,000	MARB BondCo PLC	7.00	% ^	03/15/2024	3,653,750
1,000,000	Marfrig Holdings Europe B.V.	8.00	% ^	06/08/2023	1,038,200
2,605,000	MEG Energy Corporation	7.00	% ^	03/31/2024	2,246,812
2,100,000	Minerva Luxembourg S.A. (5 Year CMT Rate + 7.05%)	8.75	% ^†	04/03/2019	2,220,750
1,000,000	Minerva Luxembourg S.A. (5 Year CMT Rate + 7.05%)	8.75	% †	04/03/2019	1,057,500
8,450,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.88%)	2.20%		09/11/2022	8,479,573
2,485,000	National Gas Company of Trinidad and Tobago Ltd.	6.05%		01/15/2036	2,578,188
5,300,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88	% ^† Ω	04/25/2018	417,375
1,500,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88	% † Ω	04/25/2018	118,125
1,700,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	667,250
1,500,000	Odebrecht Finance Ltd.	7.50	% †	10/30/2017	573,750
1,587,000	ONGC Videsh Ltd.	2.88%		01/27/2022	1,578,057
16,500,000	ONGC Videsh Ltd.	3.75%		07/27/2026	16,484,457
10,400,000	Ooredoo International Finance Ltd.	3.88%		01/31/2028	10,498,977
10,189,000	Orange S.A.	2.75%		02/06/2019	10,313,634
695,000	Orange S.A.	5.38%		07/08/2019	735,648
6,500,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	6,676,203
9,300,000	Panama Metro Line SP	0.00	% ^	12/05/2022	8,500,200
1,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	980,000
1,800,000	Pesquera Exalmar S.A.A.	7.38	% ^	01/31/2020	1,764,000
2,100,000	Petrobras Global Finance B.V.	7.38%		01/17/2027	2,316,300
12,000,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	12,540,000
5,175,000	Petroleos Mexicanos	6.75%		09/21/2047	5,518,620
8,500,000	Petronas Capital Ltd.	3.50%		03/18/2025	8,772,655
10,310,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	10,403,491
2,000,000	Reliance Holdings, Inc.	4.50%		10/19/2020	2,113,072
15,450,000	Reliance Holdings, Inc.	5.40%		02/14/2022	16,988,557
18,265,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.48%)	3.50%		05/15/2023	18,396,121
1,480,000	Seven Generations Energy Ltd.	5.38	% ^	09/30/2025	1,492,950
11,210,000	Shell International Finance B.V.	1.38%		05/10/2019	11,171,446
11,662,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	11,615,973
200,000	Singtel Group Treasury	4.50%		09/08/2021	215,026
3,500,000	Sinopec Group Overseas Development Ltd.	2.25	% ^	09/13/2020	3,491,218
1,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	1,007,742
15,000,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	14,317,380
500,000	Sinopec Group Overseas Development Ltd.	3.63	% ^	04/12/2027	510,494
1,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%		11/07/2021	1,042,000
1,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25	% ^	11/07/2021	1,042,000
3,143,000	SPC Panama Metro Line	0.00%		12/05/2022	2,872,702
8,285,000	Sumitomo Mitsui Financial Group, Inc.	2.93%		03/09/2021	8,423,221
10,130,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	9,964,447
7,100,000	SURA Asset Management S.A.	4.38	% ^	04/11/2027	7,242,000
350,000	Sydney Airport Finance Company Pty Ltd.	3.63	% ^	04/28/2026	354,296
1,600,000	Telesat LLC	8.88	% ^	11/15/2024	1,806,000
19,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	19,026,719
5,657,000	Teva Pharmaceutical Finance Company B.V.	2.95%		12/18/2022	5,499,610
9,130,000	Teva Pharmaceutical Finance Netherlands B.V.	2.80%		07/21/2023	8,739,381
900,000	Transelec S.A.	4.63%		07/26/2023	964,631
400,000	Transelec S.A.	3.88%		01/12/2029	400,000
9,900,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	10,296,000
1,056,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	1,098,240
9,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.00%)	3.75%		09/19/2024	9,213,885
9,895,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	10,079,047
9,280,000	Westpac Banking Corporation	2.60%		11/23/2020	9,403,505
1,805,000	Westpac Banking Corporation	2.00%		08/19/2021	1,782,598
1,125,000	Westpac Banking Corporation	2.50%		06/28/2022	1,125,091

Total Foreign Corporate Bonds (Cost $818,482,705)					820,864,638

Foreign Government Bonds and Notes, Supranationals and Foreign Agencies - 2.4%
6,150,000	Argentine Republic Government International Bond	6.88%		01/26/2027	6,651,225
8,000,000	Brazilian Government International Bond	5.63%		01/07/2041	8,080,000
12,300,000	Chile Government International Bond	3.13%		03/27/2025	12,693,600
13,800,000	Chile Government International Bond	3.13%		01/21/2026	14,179,500
2,500,000	Chile Government International Bond	3.86%		06/21/2047	2,554,688
8,140,000	Costa Rica Government International Bond	10.00%		08/01/2020	9,483,100
12,200,000	Dominican Republic International Bond	5.95	% ^	01/25/2027	13,145,500
3,400,000	Guatemala Government Bond	4.50%		05/03/2026	3,429,750
9,350,000	Indonesia Government International Bond	4.88%		05/05/2021	10,094,746
3,800,000	Israel Government International Bond	4.00%		06/30/2022	4,084,666
1,100,000	Israel Government International Bond	3.15%		06/30/2023	1,140,434
9,400,000	Israel Government International Bond	2.88%		03/16/2026	9,502,046
7,100,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	7,152,540
3,239,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	3,276,350
3,300,000	Mexico Government International Bond	4.00%		10/02/2023	3,497,010
11,000,000	Mexico Government International Bond	4.13%		01/21/2026	11,602,250
26,931,000	Mexico Government International Bond	4.15%		03/28/2027	28,339,491
3,400,000	Mexico Government International Bond	4.75%		03/08/2044	3,512,200
3,900,000	Panama Government International Bond	4.00%		09/22/2024	4,173,000
17,800,000	Panama Government International Bond	3.88%		03/17/2028	18,690,000
4,100,000	Panama Government International Bond	4.50%		05/15/2047	4,335,750
12,500,000	Perusahaan Penerbit	4.15	% ^	03/29/2027	12,921,875
3,000,000	Perusahaan Penerbit	4.15%		03/29/2027	3,101,250
17,600,000	Philippine Government International Bond	4.20%		01/21/2024	19,367,128
9,000,000	Philippine Government International Bond	3.70%		02/02/2042	8,994,546
4,000,000	Provincia de Buenos Aires	7.88	% ^	06/15/2027	4,345,200
3,000,000	Republic of Poland Government International Bond	5.13%		04/21/2021	3,292,800

Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $224,704,490)					231,640,645

Municipal Bonds - 0.1%
4,250,000	North Texas Municipal Water District Water System Revenue	5.00%		09/01/2035	5,030,598

Total Municipal Bonds (Cost $4,803,795)					5,030,598

Non-Agency Commercial Mortgage Backed Obligations - 6.7%
2,000,000	BAMLL Commercial Mortgage Securities Trust, Series 2014-IP-E	2.81	% # ^	06/15/2028	1,983,795
118,650,000	BAMLL Commercial Mortgage Securities Trust, Series 2015-200P-XA	0.50	% # ^ I/O	04/14/2033	3,183,047
77,112,792	Barclays Commercial Mortgage Securities LLC, Series 2017-C1-XA	1.69	% # I/O	02/15/2050	8,319,236
1,508,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	2.43	% ^	08/15/2036	1,511,121
1,719,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	2.93	% ^	08/15/2036	1,721,541
3,600,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	3.73	% ^	08/15/2036	3,611,362
3,451,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	4.73	% ^	08/15/2036	3,466,965
3,775,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.57	% #	01/12/2045	3,702,888
3,836,000	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	3.28	% ^	07/15/2034	3,844,791
6,308,000	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	4.38	% ^	07/15/2034	6,347,867
509,000	CFCRE Commercial Mortgage Trust, Series 2016-C3-D	3.05	% # ^	01/10/2048	379,324
74,529,975	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.24	% # I/O	01/10/2048	5,250,272
9,279,000	CFCRE Commercial Mortgage Trust, Series 2016-C7-A3	3.84%		12/10/2054	9,744,302
3,214,000	CGCMT Commercial Mortgage Trust, Series 2016-SMPL-D	3.52	% ^	09/10/2031	3,215,841
6,014,000	Chicago Skyscraper Trust, Series 2017-SKY-B (1 Month LIBOR USD + 1.10%)	2.33	% ^	02/15/2030	6,024,206
3,331,000	Chicago Skyscraper Trust, Series 2017-SKY-C (1 Month LIBOR USD + 1.25%)	2.48	% ^	02/15/2030	3,336,727
8,419,993	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.98	% # ^ I/O	09/10/2045	520,852
4,234,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.58	% # ^	02/10/2048	3,515,512
4,193,719	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.57	% # I/O	02/10/2048	329,691
5,572,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.65	% #	11/10/2048	5,617,670
73,538,114	Citigroup Commercial Mortgage Trust, Series 2015-GC35-XA	1.04	% # I/O	11/10/2048	3,628,003
6,303,000	Citigroup Commercial Mortgage Trust, Series 2016-P6-A5	3.72	% #	12/10/2049	6,635,941
45,950,968	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.87	% # I/O	04/15/2049	4,810,216
8,530,000	Citigroup Commercial Mortgage Trust, Series 2016-P4-A4	2.90%		07/10/2049	8,449,403
58,559,624	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.17	% # I/O	07/10/2049	7,318,097
84,169,102	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.70	% # I/O	10/10/2049	8,266,391
3,224,000	CLNS Trust, Series 2017-IKPR-D (1 Month LIBOR USD + 0.00%)	3.29	% ^	06/11/2032	3,226,728
3,224,000	CLNS Trust, Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%)	4.74	% ^	06/11/2032	3,237,554
3,224,000	CLNS Trust, Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%)	5.74	% ^	06/11/2032	3,244,233
2,370,326	COBALT Commercial Mortgage Trust, Series 2007-C2-AJFX	5.57	% #	04/15/2047	2,415,804
1,011,198	Commercial Mortgage Pass-Through Certificates, Series 2010-C1-XPA	1.80	% # ^ I/O	07/10/2046	1,799
25,801,774	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	2.17	% # I/O	10/15/2045	1,828,943
8,626,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.74	% # ^	10/15/2045	7,538,382
3,946,864	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.38	% # ^ I/O	12/10/2044	282,035
7,910,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR11-D	5.17	% # ^	08/10/2050	7,701,329
3,500,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.65	% #	11/10/2047	3,581,455
5,000,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR23-D	4.40	% #	05/10/2048	4,155,056
1,400,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-C	4.70	% #	08/10/2048	1,433,854
61,025,009	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.20	% # I/O	10/10/2048	3,668,128
4,310,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.45	% #	07/10/2048	4,173,675
5,579,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.80	% #	10/10/2048	5,795,939
6,664,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.80	% #	02/10/2049	6,610,260
3,786,000	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-C	4.80	% #	02/10/2049	3,726,623
59,453,009	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.22	% # I/O	02/10/2049	3,872,056
9,247,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.58	% # ^	08/10/2029	8,990,933
5,597,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.74	% #	11/15/2048	5,583,745
58,806,573	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.97	% # I/O	01/15/2049	6,366,029
116,710,126	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.41	% # I/O	06/15/2050	9,613,250
4,944,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%)	3.13	% ^	07/15/2032	4,952,618
4,944,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%)	4.53	% ^	07/15/2032	4,955,779
3,469,894	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.31	% # ^ I/O	07/10/2044	102,559
61,795,615	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.65	% # I/O	05/10/2049	5,924,970
4,475,000	Deutsche Bank Mortgage Trust, Series 2016-C1-C	3.50	% #	05/10/2049	4,266,108
4,078,000	GE Commercial Mortgage Corporation Trust, Series 2007-C1-AM	5.61	% #	12/10/2049	4,149,347
5,296,000	Great Wolf Trust, Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%)	3.34	% ^	09/15/2034	5,307,593
8,210,000	Great Wolf Trust, Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%)	4.34	% ^	09/15/2034	8,230,642
4,370,000	Great Wolf Trust, Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%)	5.31	% ^	09/15/2034	4,382,352
88,599	GS Mortgage Securities Trust, Series 2006-GG6-XC	0.00	% # ^ I/O	04/10/2038	1
2,962,196	GS Mortgage Securities Trust, Series 2011-GC5-XA	1.52	% # ^ I/O	08/10/2044	124,618
4,942,928	GS Mortgage Securities Trust, Series 2012-GC6-XA	2.15	% # ^ I/O	01/10/2045	337,723
3,741,000	GS Mortgage Securities Trust, Series 2014-GC26-C	4.66	% #	11/10/2047	3,784,415
10,957,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.66	% # ^	11/10/2047	9,491,384
98,842,879	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.97	% # I/O	11/10/2048	5,186,256
61,740,713	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.82	% # I/O	05/10/2049	6,334,968
119,001,686	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.29	% # I/O	08/10/2050	10,110,574
950,151	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.52	% # I/O	05/15/2045	16
1,289,066	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP9-AM	5.37%		05/15/2047	1,288,229
328,487	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-AMFX	5.40%		06/12/2047	328,118
497,567	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB19-AM	5.99	% #	02/12/2049	498,890
213,834	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-AJ	6.46	% #	02/12/2051	214,004
12,050,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2009-IWST-XB	0.54	% # ^ I/O	12/05/2027	93,348
7,817,706	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2011-C4-XA	1.54	% # ^ I/O	07/15/2046	130,713
24,863,715	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.97	% # I/O	10/15/2045	1,712,160
5,864,330	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.82	% # I/O	06/15/2045	287,627
79,049,312	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.30	% # I/O	01/15/2049	4,272,070
2,577,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-C (1 Month LIBOR USD + 1.25%)	2.48	% ^	07/15/2034	2,578,280
2,418,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-D (1 Month LIBOR USD + 1.95%)	3.18	% ^	07/15/2034	2,423,830
2,141,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-E (1 Month LIBOR USD + 2.95%)	4.18	% ^	07/15/2034	2,153,785
3,013,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-MAUI-F (1 Month LIBOR USD + 3.75%)	4.98	% ^	07/15/2034	3,037,289
2,311,566	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11-AM	6.17	% #	06/15/2049	2,364,046
5,829,031	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX-AM	5.46	% #	01/15/2049	5,824,317
2,704,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-B	3.46%		08/15/2049	2,655,506
2,080,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-C	3.95	% #	08/15/2049	2,051,080
60,181,901	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-XA	2.01	% # I/O	08/15/2049	7,555,055
9,281,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14	% # ^	10/05/2031	9,266,520
9,287,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WPT-E (1 Month LIBOR USD + 5.00%)	6.23	% ^	10/15/2033	9,413,421
56,675,360	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	1.21	% # I/O	02/15/2047	2,331,602
3,000,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.82	% #	08/15/2047	3,026,531
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.61	% #	09/15/2047	2,797,813
3,766,500	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.59	% #	11/15/2047	3,715,908
57,608,755	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	1.12	% # I/O	11/15/2047	2,747,845
49,576,240	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.28	% # I/O	01/15/2048	2,498,315
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.99	% # ^	02/15/2048	9,771,138
34,099,921	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-XA	1.50	% # I/O	02/15/2048	2,169,273
4,500,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-B	4.45	% #	07/15/2048	4,520,299
51,196,118	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	1.15	% # I/O	08/15/2048	2,738,327
4,750,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.82	% #	11/15/2048	4,738,794
6,470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77	% #	12/15/2048	6,766,232
6,122,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.90	% #	03/15/2049	6,462,005
63,382,588	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.86	% # I/O	06/15/2049	5,976,572
636,070	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.91	% # ^ I/O	11/15/2038	1,452
512,981	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XW	0.91	% # ^ I/O	11/15/2038	1,171
4,708,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7-AJ	6.39	% #	09/15/2045	4,783,166
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.70	% # ^	03/10/2049	5,120,788
507,779	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.75	% #	05/12/2039	511,083
2,115,393	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5-XA	1.64	% # ^ I/O	08/15/2045	120,123
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.63	% #	10/15/2047	2,956,368
4,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	3,804,781
38,795,406	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.54	% # I/O	02/15/2048	2,757,744
4,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.68	% #	10/15/2048	4,771,981
7,500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26-D	3.06	% ^	10/15/2048	6,104,132
4,674,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.69	% #	12/15/2047	4,542,902
6,710,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24	% # ^	12/15/2047	4,965,767
74,981,152	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.60	% # I/O	09/15/2049	7,253,752
6,907,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32-A4	3.72%		12/15/2049	7,257,339
1,659,273	Morgan Stanley Capital, Inc., Series 2007-IQ16-AMA	6.32	% #	12/12/2049	1,671,950
1,102,312	Morgan Stanley Capital, Inc., Series 2007-HQ11-AJ	5.51	% #	02/12/2044	1,102,431
442,375	Morgan Stanley Capital, Inc., Series 2007-IQ16-AM	6.32	% #	12/12/2049	442,575
11,746,325	Morgan Stanley Capital, Inc., Series 2011-C1-XA	0.60	% # ^ I/O	09/15/2047	121,372
4,000,000	Morgan Stanley Capital, Inc., Series 2014-CPT-G	3.56	% # ^	07/13/2029	3,937,268
4,000,000	Morgan Stanley Capital, Inc., Series 2014-MP-D	3.82	% # ^	08/11/2033	4,073,978
92,353,059	Morgan Stanley Capital, Inc., Series 2015-UBS8-XA	1.12	% # I/O	12/15/2048	5,528,319
5,617,000	Morgan Stanley Capital, Inc., Series 2015-XLF2-AFSC (1 Month LIBOR USD + 3.00%)	4.23	% ^	08/15/2026	5,590,643
31,828,505	Morgan Stanley Capital, Inc., Series 2016-UB11-XA	1.81	% # I/O	08/15/2049	3,198,746
7,347,000	Morgan Stanley Capital, Inc., Series 2017-PRME-D (1 Month LIBOR USD + 3.40%)	4.63	% ^	02/15/2034	7,410,552
9,213,000	MSCG Trust, Series 2016-SNR-C	5.21	% ^	11/15/2034	9,440,112
3,384,740	PFP Ltd., Series 2017-3-A (1 Month LIBOR USD + 1.05%)	2.28	% ^	01/14/2035	3,416,699
2,851,000	PFP Ltd., Series 2017-3-AS (1 Month LIBOR USD + 1.30%)	2.53	% ^	01/14/2035	2,885,597
1,639,000	PFP Ltd., Series 2017-3-B (1 Month LIBOR USD + 1.75%)	2.98	% ^	01/14/2035	1,657,149
1,710,000	PFP Ltd., Series 2017-3-C (1 Month LIBOR USD + 2.50%)	3.73	% ^	01/14/2035	1,728,907
7,685,474	RAIT Trust, Series 2017-FL7-A (1 Month LIBOR USD + 0.95%)	2.18	% ^	06/15/2037	7,691,311
2,152,000	RAIT Trust, Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%)	2.53	% ^	06/15/2037	2,153,225
54,713,281	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	2.18	% # I/O	10/10/2048	6,605,097
2,769,825	Sutherland Commercial Mortgage Loans LLC, Series 2015-SBC4-A	4.00	% ^	06/25/2039	2,759,004
135,202	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4-AJ	5.48	% #	08/15/2039	136,459
127,496,620	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.29	% # I/O	08/15/2050	10,148,935
11,562,260	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	2.06	% # ^ I/O	08/10/2049	891,641
1,184,910	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28-AJ	5.63	% #	10/15/2048	1,203,225
1,569,798	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.44	% # I/O	11/15/2048	23
120,839	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30-AJ	5.41	% #	12/15/2043	122,882
3,369,823	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33-AM	6.22	% #	02/15/2051	3,366,969
2,500,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33-B	6.22	% #	02/15/2051	2,399,752
6,750,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94	% ^	08/15/2050	5,556,506
2,200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.27	% #	05/15/2048	2,155,326
5,403,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76	% #	11/15/2048	5,617,535
77,827,330	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.25	% # I/O	11/15/2048	5,116,602
4,610,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.69	% #	09/15/2058	4,638,116
55,355,810	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.32	% # I/O	05/15/2048	3,310,139
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3-C	4.64	% #	09/15/2057	3,982,897
5,672,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.75	% #	12/15/2048	5,849,764
5,613,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-A4	3.81%		12/15/2048	5,944,307
78,485,817	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.16	% # I/O	12/15/2048	4,627,257
4,650,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.88	% #	01/15/2059	4,479,213
4,483,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-C	3.90%		03/15/2059	4,445,873
17,604,364	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24-XA	1.89	% # I/O	10/15/2049	1,942,967
118,194,688	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.29	% # I/O	09/15/2050	10,008,159
16,468,555	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	2.17	% # ^ I/O	11/15/2045	1,206,439
86,432,763	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.29	% # I/O	08/15/2047	4,749,705
55,463,428	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	1.07	% # I/O	09/15/2057	2,503,164
81,927,456	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.80	% # I/O	11/15/2049	8,194,663

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $647,518,267)					636,799,738

Non-Agency Residential Collateralized Mortgage Obligations - 9.9%
11,315,875	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	4.55	% #	03/25/2037	10,021,721
75,100	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.37	% # ^	11/25/2037	77,179
20,662,883	Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	19,562,909
13,797,311	Alternative Loan Trust, Series 2007-OA8-2A1 (1 Month LIBOR USD + 0.18%)	1.42%		06/25/2047	11,161,372
1,321,663	Banc of America Funding Corporation, Series 2005-G-A3	3.39	% #	10/20/2035	1,324,080
679,998	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	672,736
398,222	Banc of America Funding Corporation, Series 2006-6-1A2	6.25%		08/25/2036	384,110
8,949,171	Bayview Opportunity Master Fund Trust, Series 2017-RN5-A1	3.10	% # ^ ʭ	08/28/2032	8,971,732
39,182,563	Bayview Opportunity Master Fund Trust, Series 2017-RN6-A1	3.10	% ^ ʭ	08/28/2032	39,477,491
12,121,633	Bayview Opportunity Master Fund Trust, Series 2017-RPL1-A1	3.10	% ^ ʭ	07/28/2032	12,113,421
29,158	BCAP LLC Trust, Series 2009-RR13-6A5	6.00	% # ^	04/26/2037	29,260
277,544	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	211,667
3,537,240	Chase Mortgage Finance Trust, Series 2007-A2-6A4	3.49	% #	07/25/2037	3,420,721
1,447,063	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	1,191,807
20,000,000	CIM Trust, Series 2016-2RR-B2	0.0915	# ^	02/27/2056	18,288,348
20,000,000	CIM Trust, Series 2016-3RR-B2	11.02	% # ^	02/27/2056	18,419,702
39,471,345	CIM Trust, Series 2017-6-A1	0.0302	# ^	06/25/2057	39,192,271
92,708	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	94,581
1,800,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2-A5	5.58	% # ʭ	09/25/2036	1,833,939
289,128	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2C	5.85	% # ʭ	05/25/2036	179,950
4,928,000	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-2A1B	3.45	% # ^	11/25/2038	5,091,975
2,061,760	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-5A4	6.00	% # ^	11/25/2036	2,122,346
10,561,881	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-6A4	6.00	% # ^	12/25/2036	10,621,241
173,220	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	165,172
83,632	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	78,507
170,723	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	161,178
9,968,952	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	9,313,534
1,797,609	Countrywide Alternative Loan Trust, Series 2004-22CB-1A1	6.00%		10/25/2034	1,859,959
205,910	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	196,062
259,233	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	196,369
1,192,281	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	1,139,048
208,873	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%)	1.94%		10/25/2035	168,440
417,277	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	356,033
10,867,249	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	9,280,704
1,628,902	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	1,387,673
1,726,179	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%)	1.69%		08/25/2037	972,898
499,858	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (1 Month LIBOR USD + 54.58%)	44.27	% I/F	08/25/2037	1,064,337
121,460	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (1 Month LIBOR USD + 29.90%)	24.21	% I/F	08/25/2037	187,411
555,448	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	500,346
2,572,131	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%)	1.74%		09/25/2037	1,623,158
2,526,681	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (1 Month LIBOR USD + 6.50%)	5.26	% I/F I/O	09/25/2037	583,323
776,465	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	247,418
70,631	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	4.72	% #	04/25/2036	65,200
423,042	Countrywide Home Loans, Series 2005-28-A7	5.25%		01/25/2019	376,814
802,619	Countrywide Home Loans, Series 2007-10-A5	6.00%		07/25/2037	715,016
371,218	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	348,966
1,004,766	Countrywide Home Loans, Series 2007-3-A17	6.00%		04/25/2037	896,460
122,678	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	120,498
1,522,816	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	1,399,715
4,650,571	CSMC Trust, Series 2006-4-6A1	6.00%		05/25/2036	3,754,741
85,511	CSMC Trust, Series 2006-4-7A1	5.50%		05/25/2021	80,881
104,483	CSMC Trust, Series 2007-1-3A1	6.00%		02/25/2022	65,609
36,724	CSMC Trust, Series 2007-2-2A1	5.00%		03/25/2037	36,393
3,867,444	CSMC Trust, Series 2010-4R-3A17	6.00	% # ^	06/26/2037	3,752,852
9,131,636	CSMC Trust, Series 2013-IVR1-A1	2.50	% # ^	03/25/2043	8,857,997
18,632,266	CSMC Trust, Series 2013-IVR4-A11	3.48	% # ^	07/27/2043	18,626,294
17,007,130	CSMC Trust, Series 2015-PR2-A1	4.25	% ^ ʭ	07/26/2055	17,312,144
40,759,484	CSMC Trust, Series 2015-RPL3-A1	3.75	% ^ ʭ	12/25/2056	40,909,984
12,126,758	CSMC Trust, Series 2016-PR1-A1	5.50	% ^ ʭ	07/25/2056	12,186,122
38,285,476	CSMC Trust, Series 2014-WIN2-A3	3.50	% # ^	10/25/2044	38,429,813
1,274,532	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (1 Month LIBOR USD + 12.12%)	10.40	% ^ I/F	04/15/2036	1,398,319
179,896	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (1 Month LIBOR USD + 14.60%)	12.25	% ^ I/F	04/15/2036	214,429
1,425,832	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (1 Month LIBOR USD + 12.12%)	10.40	% ^ I/F	04/15/2036	1,543,612
12,114,077	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	10,906,179
420,563	First Horizon Alternative Mortgage Securities, Series 2006-FA2-1A5	6.00%		05/25/2036	341,565
3,844,962	First Horizon Alternative Mortgage Securities, Series 2006-FA8-1A1	6.25%		02/25/2037	3,225,097
97,954	First Horizon Alternative Mortgage Securities, Series 2006-RE1-A1	5.50%		05/25/2035	86,455
9,939,858	FirstKey Mortgage Trust, Series 2014-1-A8	3.50	% # ^	11/25/2044	10,174,677
16,035,486	GCAT LLC, Series 2017-2-A1	3.50	% ^ ʭ	04/25/2047	15,978,641
5,028,307	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	4,953,360
174,969	GSAA Home Equity Trust, Series 2005-7-AF5	4.61	% ʭ	05/25/2035	176,970
1,477,026	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	1,280,518
1,360,096	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	995,778
7,508	GSR Mortgage Loan Trust, Series 2006-2F-5A1	4.50%		01/25/2021	7,126
5,446,205	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	5,446,576
644,586	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	630,459
36,374,081	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%)	1.51%		02/25/2037	30,577,187
391,314	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19	% ʭ	05/25/2036	347,123
8,852,269	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.31	% ʭ	08/25/2036	8,198,531
591,647	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.12	% ʭ	08/25/2036	589,703
659,766	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	5.71	% ʭ	12/25/2036	675,468
320,529	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	287,502
1,738,086	Lehman Mortgage Trust, Series 2005-1-2A4	5.50%		11/25/2035	1,652,275
703,326	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	595,968
49,388	Lehman Mortgage Trust, Series 2006-9-1A19 (1 Month LIBOR USD + 30.68%)	24.99	% I/F	01/25/2037	72,316
809,003	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	608,702
192,348	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	169,880
132,512	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	125,937
46,497	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	31,254
2,611,635	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%)	6.00%		06/25/2036	2,539,376
51,105	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		11/25/2018	53,140
1,181,778	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	1,222,023
3,444,616	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.08	% #	06/25/2036	3,071,138
1,808,984	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75	% # ^	05/26/2037	1,700,127
15,021,544	New Residential Mortgage Loan Trust, Series 2017-RPL1-A1	3.60	% ^ ʭ	04/25/2022	15,195,779
230,696	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% #	01/25/2036	128,508
636,813	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% ʭ	10/25/2036	285,812
1,138,374	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06	% ʭ	02/25/2037	627,599
21,919,975	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1-A1	3.00	% ^ ʭ	06/25/2057	21,985,321
66,795	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%)	2.21%		11/25/2034	66,945
33,873,209	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%)	1.43%		07/25/2037	27,638,950
313,689	PHH Alternative Mortgage Trust, Series 2007-2-4A1	6.00%		05/25/2022	317,119
11,083,510	PR Mortgage Loan Trust, Series 2014-1-APT	5.91	% # ^	10/25/2049	11,321,566
40,000,000	Preston Ridge Partners Mortgage Trust, Series 2017-A1-2A	3.47	% ^ ʭ	09/25/2022	40,000,000
23,333,073	Pretium Mortgage Credit Partners LLC, Series 2017-NPL2-A1	3.25	% ^ ʭ	03/28/2057	23,397,463
145,888	Residential Accredit Loans, Inc., Series 2004-QS15-A1	5.25%		11/25/2034	147,639
403,862	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	386,763
35,475	Residential Accredit Loans, Inc., Series 2005-QS1-A5	5.50%		01/25/2035	35,543
480,912	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	413,329
5,247,707	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	4,725,721
5,124,149	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	4,697,902
1,004,381	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	939,425
196,835	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		06/25/2021	193,900
1,604,599	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	1,469,501
5,723,134	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	5,210,947
334,631	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41	% ʭ	01/25/2035	336,905
219,207	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	209,269
317,164	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	257,264
66,870	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	59,400
1,876,676	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	1,091,441
159,674	Residential Asset Securitization Trust, Series 2006-R1-A1 (1 Month LIBOR USD + 28.40%)	23.45	% I/F	01/25/2046	244,457
122,858	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	118,936
645,062	Residential Funding Mortgage Securities Trust, Series 2006-S11-A3	6.00%		11/25/2036	600,117
1,250,628	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	1,198,031
868,860	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	832,976
44,570,078	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	1.34	% # ^¥	02/25/2054	34,113,198
8,058,176	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	0.00	% # ^¥	12/26/2059	7,483,815
11,957,206	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	0.00	% # ^¥	10/25/2044	11,311,371
9,647,404	SGR Residential Mortgage Trust, Series 2016-1-A1	3.75	% # ^	11/25/2046	9,860,073
28,402,939	Shellpoint Co-Originator Trust, Series 2016-1-1A10	3.50	% # ^	11/25/2046	29,053,798
942,743	Structured Asset Securities Corporation, Series 2003-35-1A1	5.14	% #	12/25/2033	968,188
1,312,500	Structured Asset Securities Corporation, Series 2005-14-1A1 (1 Month LIBOR USD + 0.30%)	1.54%		07/25/2035	1,095,965
1,273,642	Structured Asset Securities Corporation, Series 2005-16-1A3	5.50%		09/25/2035	1,252,621
1,523,342	Structured Asset Securities Corporation, Series 2005-RF1-A (1 Month LIBOR USD + 0.35%)	1.59	% ^	03/25/2035	1,367,097
1,523,342	Structured Asset Securities Corporation, Series 2005-RF1-AIO	3.82	% # ^ I/O	03/25/2035	194,609
27,139,299	VOLT LLC, Series 2017-NPL2-A1	3.50	% # ^ ʭ	03/25/2047	27,404,339
21,496,504	VOLT LLC, Series 2017-NPL3-A1	3.50	% # ^ ʭ	03/25/2047	21,714,599
29,989,209	VOLT LLC, Series 2017-NPL4-A1	3.38	% # ^ ʭ	04/25/2047	30,227,095
17,193,129	VOLT LLC, Series 2017-NPL6-A1	3.25	% # ^ ʭ	05/25/2047	17,282,100
8,747,989	VOLT LLC, Series 2017-NPL8-A1	3.13	% ^ ʭ	06/25/2047	8,792,029
40,000,000	VOLT LLC, Series 2017-NPL9-A1	3.13	% # ^ ʭ	09/25/2047	40,044,124
145,506	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	136,733
1,139,439	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	1,086,826
2,677,223	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	2,590,542
4,825,722	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A6	4.53	% # ʭ	10/25/2036	3,213,876
3,361,433	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR19-2A (11th District Cost of Funds Index + 1.250%)	1.96%		01/25/2047	3,337,209
2,175,986	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A6	6.00%		04/25/2037	2,103,266
139,440	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (1 Month LIBOR USD + 39.48%)	32.06	% I/F	06/25/2037	262,554
11,334,662	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A3	7.00%		06/25/2037	8,037,726
1,422,384	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	1,385,703
1,032,585	Wells Fargo Mortgage Backed Securities Trust, Series 2005-17-1A1	5.50%		01/25/2036	1,021,322
66,490	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	3.47	% #	08/25/2035	64,039
92,634	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16-6A4	3.45	% #	10/25/2035	93,045
403,313	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-3A1	5.75%		03/25/2036	404,764
1,071,712	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	1,048,048
963,924	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-1A5	6.00%		07/25/2037	959,526
1,157,378	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-2A11	6.00%		07/25/2037	1,134,014
1,663,770	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A96	6.00%		08/25/2037	1,668,497
2,043,358	Wells Fargo Mortgage Backed Securities Trust, Series 2007-14-1A1	6.00%		10/25/2037	2,027,098
483,538	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4-A16	5.50%		04/25/2037	484,156
110,034	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	110,962
19,267,450	WinWater Mortgage Loan Trust, Series 2015-5-A3	3.50	% # ^	08/20/2045	19,600,588

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $939,223,900)					948,829,082

US Corporate Bonds - 13.2%
10,821,000	AbbVie, Inc.	4.70%		05/14/2045	11,836,149
10,052,000	Actavis Funding SCS	2.35%		03/12/2018	10,082,112
11,458,000	Air Lease Corporation	3.75%		02/01/2022	11,956,609
3,565,000	Air Medical Merger Sub Corporation	6.38	% ^	05/15/2023	3,449,137
3,415,000	AK Steel Corporation	6.38%		10/15/2025	3,380,850
2,522,000	Albertson’s Holdings LLC	5.75%		03/15/2025	2,231,970
3,225,000	Alliant Holdings Intermediate LLC	8.25	% ^	08/01/2023	3,417,823
9,017,000	Ally Financial, Inc.	4.13%		03/30/2020	9,310,052
2,420,000	Ally Financial, Inc.	4.25%		04/15/2021	2,510,750
1,400,000	Altice US Finance I Corporation	5.38	% ^	07/15/2023	1,484,000
11,950,000	Amazon.com, Inc.	4.05	% ^	08/22/2047	12,134,818
3,370,000	AMC Merger, Inc.	8.00	% ^	05/15/2025	3,260,475
3,020,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	3,127,467
5,110,000	American Express Credit Corporation	2.25%		05/05/2021	5,103,994
8,600,000	American Express Credit Corporation	2.70%		03/03/2022	8,705,229
11,925,000	American Express Credit Corporation	2.50%		08/01/2022	11,921,174
11,625,000	American Tower Corporation	3.55%		07/15/2027	11,568,992
5,465,000	Anheuser-Busch InBev Finance, Inc.	4.90%		02/01/2046	6,244,495
5,735,000	Applied Materials, Inc.	4.35%		04/01/2047	6,148,808
3,170,000	Argos Merger Sub, Inc.	7.13	% ^	03/15/2023	2,481,476
6,205,000	Arrow Electronics, Inc.	3.88%		01/12/2028	6,201,982
2,310,000	Ascend Learning LLC	6.88	% ^	08/01/2025	2,442,825
3,160,000	Ashland, Inc.	4.75%		08/15/2022	3,345,650
2,340,000	Ashton Woods USA LLC	6.75	% ^	08/01/2025	2,328,300
4,910,000	AssuredPartners, Inc.	7.00	% ^	08/15/2025	5,038,887
10,990,000	AT&T, Inc.	3.80%		03/01/2024	11,316,553
12,559,000	Athene Global Funding	3.00	% ^	07/01/2022	12,512,837
1,860,000	Avantor, Inc.	6.00	% ^	10/01/2024	1,906,500
1,665,000	Avantor, Inc.	9.00	% ^	10/01/2025	1,704,544
2,085,000	B&G Foods, Inc.	5.25%		04/01/2025	2,131,912
8,520,000	Bank of America Corporation	2.50%		10/21/2022	8,447,012
8,355,000	Bank of America Corporation (3 Month LIBOR USD + 1.02%)	2.88%		04/24/2023	8,397,726
2,205,000	BAT Capital Corporation (3 Month LIBOR USD + 0.88%)	2.20	% ^	08/15/2022	2,213,703
19,935,000	Becton Dickinson and Company	2.89%		06/06/2022	19,999,295
13,234,000	Berkshire Hathaway Energy Company	6.50%		09/15/2037	17,731,007
1,095,000	BlueLine Rental Finance Corporation	9.25	% ^	03/15/2024	1,181,231
7,742,000	Boeing Company	6.88%		03/15/2039	11,241,559
10,208,000	Boston Properties LP	4.13%		05/15/2021	10,800,354
11,605,000	Brighthouse Financial, Inc.	3.70	% ^	06/22/2027	11,412,755
5,970,000	Broadcom Corporation	3.63	% ^	01/15/2024	6,139,547
1,055,000	Builders FirstSource, Inc.	5.63	% ^	09/01/2024	1,119,619
1,580,000	Burger King Restaurant Brands	5.00	% ^	10/15/2025	1,615,550
10,624,000	Burlington Northern Santa Fe LLC	4.55%		09/01/2044	11,804,302
1,535,000	BWAY Holding Company	5.50	% ^	04/15/2024	1,605,994
1,170,000	Calpine Corporation	5.75%		01/15/2025	1,110,037
12,105,000	Cardinal Health, Inc.	4.37%		06/15/2047	12,438,603
745,000	CB Escrow Corporation	8.00	% ^	10/15/2025	752,450
1,885,000	CCO Holdings LLC	5.00	% ^	02/01/2028	1,894,425
2,825,000	Cengage Learning, Inc.	9.50	% ^	06/15/2024	2,493,062
1,160,000	Centene Corporation	5.63%		02/15/2021	1,209,532
2,775,000	Centene Corporation	4.75%		01/15/2025	2,886,000
1,719,000	Cequel Communications Holdings LLC	6.38	% ^	09/15/2020	1,759,826
10,271,000	Charter Communications Operating LLC	4.91%		07/23/2025	10,993,512
1,310,000	Cheniere Corpus Christi Holdings LLC	5.13	% ^	06/30/2027	1,355,850
1,665,000	Cheniere Energy Partners LP	5.25	% ^	10/01/2025	1,706,625
1,180,000	CHS Community Health Systems, Inc.	6.25%		03/31/2023	1,169,675
2,190,000	Cincinnati Bell, Inc.	7.00	% ^	07/15/2024	2,146,200
19,670,000	Citigroup, Inc. (3 Month LIBOR USD + 1.10%)	2.41%		05/17/2024	19,729,042
1,282,000	Comcast Corporation	4.20%		08/15/2034	1,364,686
12,466,000	Comcast Corporation	4.40%		08/15/2035	13,534,378
1,663,000	CommScope, Inc.	5.00	% ^	06/15/2021	1,710,811
1,130,000	Constellation Merger Sub, Inc.	8.50	% ^	09/15/2025	1,113,050
3,385,000	CRC Issuer LLC	5.25	% ^	10/15/2025	3,392,594
12,600,000	Crown Castle International Corporation	3.65%		09/01/2027	12,613,510
14,520,000	CSX Corporation	3.80%		11/01/2046	14,014,491
1,125,000	DAE Funding LLC	5.00	% ^	08/01/2024	1,155,937
3,305,000	Delphi Jersey Holdings PLC	5.00	% ^	10/01/2025	3,371,100
5,720,000	Delta Air Lines, Inc.	3.63%		03/15/2022	5,883,332
2,310,000	Diamond 1 Finance Corporation	7.13	% ^	06/15/2024	2,552,953
16,370,000	Discover Financial Services	4.10%		02/09/2027	16,658,165
880,000	DJO Finance, LLC	8.13	% ^	06/15/2021	847,000
3,615,000	Duke Energy Corporation	3.75%		09/01/2046	3,495,252
4,915,000	Duke Energy Corporation	3.95%		08/15/2047	4,890,307
8,955,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	9,569,318
12,285,000	eBay, Inc.	2.75%		01/30/2023	12,257,318
3,305,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	3,487,436
2,131,000	Embarq Corporation	8.00%		06/01/2036	2,173,620
11,140,000	Enable Midstream Partners LP	4.40%		03/15/2027	11,347,380
10,550,000	Energy Transfer Partners LP	4.75%		01/15/2026	11,119,472
1,250,000	Energy Transfer Partners LP	4.20%		04/15/2027	1,267,525
3,200,000	Ensemble S Merger Sub, Inc.	9.00	% ^	09/30/2023	3,332,000
2,715,000	Envision Healthcare Corporation	6.25	% ^	12/01/2024	2,922,019
275,000	EP Energy LLC	9.38%		05/01/2020	230,312
12,350,000	EQT Corporation	3.90%		10/01/2027	12,372,108
2,156,000	ESH Hospitality, Inc.	5.25	% ^	05/01/2025	2,234,155
8,280,000	Exelon Corporation	3.40%		04/15/2026	8,337,688
12,655,000	Expedia, Inc.	3.80	% ^	02/15/2028	12,564,173
9,505,000	Express Scripts Holding Company	3.40%		03/01/2027	9,385,062
1,135,000	Exterran Energy Solutions LP	8.13	% ^	05/01/2025	1,177,562
1,140,000	Extraction Oil & Gas, Inc.	7.38	% ^	05/15/2024	1,191,300
11,473,000	FedEx Corporation	4.75%		11/15/2045	12,537,123
9,960,000	Fidelity National Information Services, Inc.	3.63%		10/15/2020	10,376,802
1,670,000	First Data Corporation	7.00	% ^	12/01/2023	1,787,401
1,660,000	First Data Corporation	5.75	% ^	01/15/2024	1,743,000
1,510,000	Flex Acquisition Company, Inc.	6.88	% ^	01/15/2025	1,570,400
10,065,000	Ford Motor Company	7.45%		07/16/2031	13,058,945
625,000	Foresight Energy LLC	11.50	% ^	04/01/2023	550,000
1,680,000	Frontier Communications Corporation	8.50%		04/15/2020	1,633,800
2,210,000	FTS International, Inc. (3 Month LIBOR USD + 7.50%)	8.82	% ^	06/15/2020	2,245,912
1,793,000	FTS International, Inc.	6.25%		05/01/2022	1,649,560
3,195,000	Gannett Company, Inc.	4.88	% ^	09/15/2021	3,282,862
2,008,000	Gates Global LLC	6.00	% ^	07/15/2022	2,073,260
4,265,000	General Motors Financial Company (3 Month LIBOR USD + 0.80%)	2.11%		08/07/2020	4,270,609
17,760,000	General Motors Financial Company	3.95%		04/13/2024	18,208,408
2,115,000	Genesys Telecommunications Laboratories, Inc.	10.00	% ^	11/30/2024	2,395,237
21,522,000	Georgia-Pacific LLC	3.60	% ^	03/01/2025	22,253,688
1,030,000	GLP Capital LP	5.38%		04/15/2026	1,126,562
2,700,000	Goldman Sachs Group, Inc.	3.00%		04/26/2022	2,731,172
9,015,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.05%)	2.91%		06/05/2023	9,014,947
1,035,000	Gray Television, Inc.	5.13	% ^	10/15/2024	1,042,762
1,515,000	Gray Television, Inc.	5.88	% ^	07/15/2026	1,564,237
2,165,000	GTT Communications, Inc.	7.88	% ^	12/31/2024	2,305,725
3,630,000	Hasbro, Inc.	3.50%		09/15/2027	3,593,812
3,415,000	Hexion, Inc.	10.38	% ^	02/01/2022	3,295,475
3,170,000	Hilton Domestic Operating Company, Inc.	4.25%		09/01/2024	3,241,325
11,339,000	Home Depot, Inc.	3.00%		04/01/2026	11,386,520
1,765,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	1,844,425
2,295,000	Informatica LLC	7.13	% ^	07/15/2023	2,317,950
5,825,000	International Paper Company	3.00%		02/15/2027	5,667,644
1,170,000	inVentiv Group Holdings, Inc.	7.50	% ^	10/01/2024	1,304,550
2,660,000	JBS USA Finance, Inc.	7.25	% ^	06/01/2021	2,726,500
1,000,000	JBS USA Finance, Inc.	7.25	% ^	06/01/2021	1,025,000
11,030,000	JP Morgan Chase & Company	2.97%		01/15/2023	11,205,729
10,730,000	JP Morgan Chase & Company	4.25%		10/01/2027	11,360,793
1,485,000	KAR Auction Services, Inc.	5.13	% ^	06/01/2025	1,548,112
10,324,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	12,553,727
5,703,000	Kraft Heinz Foods Company	2.00%		07/02/2018	5,715,636
6,075,000	Kraft Heinz Foods Company	2.80%		07/02/2020	6,187,630
13,715,000	Kroger Company	3.40%		04/15/2022	14,107,732
3,120,000	Landry’s, Inc.	6.75	% ^	10/15/2024	3,162,900
1,681,000	Level 3 Communications, Inc.	5.75%		12/01/2022	1,739,835
980,000	Levi Strauss & Company	5.00%		05/01/2025	1,037,575
14,309,000	Liberty Mutual Group, Inc.	6.50	% ^	05/01/2042	18,709,324
990,000	LifePoint Health, Inc.	5.38%		05/01/2024	1,032,075
2,320,000	Live Nation Entertainment, Inc.	4.88	% ^	11/01/2024	2,407,000
10,940,000	Lockheed Martin Corporation	4.70%		05/15/2046	12,279,256
5,905,000	Lowe’s Companies, Inc.	3.10%		05/03/2027	5,876,303
2,130,000	LTF Merger Sub, Inc.	8.50	% ^	06/15/2023	2,273,775
5,805,000	Maxim Integrated Products, Inc.	3.45%		06/15/2027	5,849,195
50,000	Metropolitan Edison Company	4.00	% ^	04/15/2025	51,450
3,290,000	MGM Growth Properties LP	4.50	% ^	01/15/2028	3,327,177
1,640,000	Micron Technology, Inc.	5.25	% ^	08/01/2023	1,718,720
10,935,000	Microsoft Corporation	4.45%		11/03/2045	12,338,252
12,305,000	Morgan Stanley	2.75%		05/19/2022	12,359,373
11,995,000	Morgan Stanley (3 Month LIBOR USD + 1.34%)	3.59%		07/22/2028	12,025,892
4,585,000	MPH Acquisition Holdings LLC	7.13	% ^	06/01/2024	4,940,337
3,565,000	MPT Operating Partnership LP	5.00%		10/15/2027	3,663,038
8,269,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	8,269,238
3,355,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	3,361,810
185,000	Multi-Color Corporation	4.88	% ^	11/01/2025	187,775
7,660,000	National Rural Utilities Cooperative Finance Corporation	2.00%		01/27/2020	7,674,114
1,519,000	Nationstar Capital Corporation	6.50%		07/01/2021	1,554,127
1,600,000	Navient Corporation	6.50%		06/15/2022	1,698,992
2,185,000	NCL Corporation Ltd.	4.75	% ^	12/15/2021	2,272,400
3,555,000	New Red Finance, Inc.	4.25	% ^	05/15/2024	3,577,219
6,740,000	New York Life Global Funding	2.30	% ^	06/10/2022	6,717,008
7,300,000	New York Life Global Funding	2.90	% ^	01/17/2024	7,395,084
1,590,000	Nexstar Escrow Corporation	5.63	% ^	08/01/2024	1,649,625
5,695,000	NextEra Energy Capital Holdings, Inc.	3.55%		05/01/2027	5,852,389
3,300,000	NextEra Energy Operating Partners LP	4.50	% ^	09/15/2027	3,370,125
2,225,000	NFP Corporation	6.88	% ^	07/15/2025	2,263,938
1,185,000	NGL Energy Finance Corporation	7.50%		11/01/2023	1,185,000
2,105,000	NGL Energy Finance Corporation	6.13%		03/01/2025	1,968,175
445,000	Noble Holding International Ltd.	7.75%		01/15/2024	397,163
1,060,000	NRG Energy, Inc.	7.25%		05/15/2026	1,142,150
13,167,000	Omnicom Group, Inc.	3.60%		04/15/2026	13,292,202
148,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	147,984
995,000	OPE KAG Finance Sub, Inc.	7.88	% ^	07/31/2023	1,027,338
11,745,000	Oracle Corporation	4.13%		05/15/2045	12,372,124
2,270,000	Peabody Securities Finance Corporation	6.00	% ^	03/31/2022	2,352,288
5,180,000	Penske Truck Leasing Company	4.20	% ^	04/01/2027	5,440,906
475,000	PetSmart, Inc.	5.88	% ^	06/01/2025	416,813
4,462,000	Phillips 66	5.88%		05/01/2042	5,505,196
2,250,000	Pilgrim’s Pride Corporation	5.75	% ^	03/15/2025	2,328,750
4,790,000	Pinnacle Entertainment, Inc.	5.63%		05/01/2024	4,921,725
3,215,000	Post Holdings, Inc.	5.50	% ^	03/01/2025	3,343,600
2,935,000	Prime Security Services Borrower LLC	9.25	% ^	05/15/2023	3,246,286
1,695,000	Radiate Finance, Inc.	6.63	% ^	02/15/2025	1,661,100
960,000	RegionalCare Hospital Partners Holdings, Inc.	8.25	% ^	05/01/2023	1,014,000
1,405,000	Reynolds Group Issuer Inc.	7.00	% ^	07/15/2024	1,498,959
13,525,000	Reynolds, Inc.	4.00%		06/12/2022	14,299,138
2,588,000	Riverbed Technology, Inc.	8.88	% ^	03/01/2023	2,474,775
4,530,000	S&P Global, Inc.	4.40%		02/15/2026	4,908,995
2,390,000	Sabre GLBL, Inc.	5.25	% ^	11/15/2023	2,467,675
1,830,000	Sanchez Energy Corporation	6.13%		01/15/2023	1,582,950
6,000,000	SBA Tower Trust	3.17	% ^	04/11/2022	6,000,589
1,275,000	SBA Tower Trust	4.00	% ^	10/01/2022	1,281,375
5,025,000	Schlumberger Holdings Corporation	2.35	% ^	12/21/2018	5,054,934
1,325,000	Scientific Games International, Inc.	7.00	% ^	01/01/2022	1,409,469
1,990,000	Select Medical Corporation	6.38%		06/01/2021	2,059,650
565,000	SESI LLC	7.75	% ^	09/15/2024	586,188
2,755,000	Signode Industrial Group, Inc.	6.38	% ^	05/01/2022	2,872,088
450,000	Sinclair Television Group, Inc.	5.63	% ^	08/01/2024	462,938
1,610,000	Sirius XM Radio, Inc.	5.38	% ^	07/15/2026	1,698,550
2,195,000	Six Flags Entertainment Corporation	4.88	% ^	07/31/2024	2,238,900
1,220,000	SM Energy Company	5.00%		01/15/2024	1,155,950
11,951,000	Smithfield Foods, Inc.	4.25	% ^	02/01/2027	12,373,064
1,555,000	Solera Finance, Inc.	10.50	% ^	03/01/2024	1,778,065
14,121,000	Southern Company	2.45%		09/01/2018	14,222,419
4,213,000	Southern Company	1.85%		07/01/2019	4,212,201
335,000	Staples, Inc.	8.50	% ^	09/15/2025	326,625
710,000	Station Casinos LLC	7.50%		03/01/2021	738,400
950,000	SunCoke Energy Partners Finance Corporation	7.50	% ^	06/15/2025	985,625
2,575,000	Surgery Center Holdings, Inc.	6.75	% ^	07/01/2025	2,426,938
10,459,000	Synchrony Financial	3.00%		08/15/2019	10,633,415
13,280,000	Sysco Corporation	3.25%		07/15/2027	13,260,324
1,540,000	Tapstone Energy Finance Corporation	9.75	% ^	06/01/2022	1,382,150
2,305,000	Team Health Holdings, Inc.	6.38	% ^	02/01/2025	2,189,750
2,155,000	Tempo Acquisition Finance Corporation	6.75	% ^	06/01/2025	2,181,938
1,080,000	Tempur Sealy International, Inc.	5.63%		10/15/2023	1,140,750
470,000	Tenet Healthcare Corporation	8.13%		04/01/2022	479,400
1,710,000	Tesla, Inc.	5.30	% ^	08/15/2025	1,674,176
580,000	THC Escrow Corporation	7.00	% ^	08/01/2025	546,650
1,240,000	The ServiceMaster Company LLC	5.13	% ^	11/15/2024	1,277,200
10,220,000	TIAA Asset Management Finance Company LLC	2.95	% ^	11/01/2019	10,393,947
988,000	Transocean Proteus Ltd.	6.25	% ^	12/01/2024	1,039,870
945,000	TreeHouse Foods, Inc.	6.00	% ^	02/15/2024	1,014,694
1,685,000	Triumph Group, Inc.	7.75	% ^	08/15/2025	1,777,675
9,315,000	Unilever Capital Corporation	2.90%		05/05/2027	9,208,960
810,000	United Continental Holdings, Inc.	4.25%		10/01/2022	817,088
1,798,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	1,829,465
8,410,000	Vale Overseas Ltd.	5.88%		06/10/2021	9,282,538
1,090,000	Valeant Pharmaceuticals International, Inc.	7.00	% ^	03/15/2024	1,163,575
4,755,000	Valero Energy Corporation	6.63%		06/15/2037	6,014,869
1,130,000	Valvoline, Inc.	4.38	% ^	08/15/2025	1,151,301
10,747,000	Verizon Communications, Inc.	4.40%		11/01/2034	10,839,620
3,255,000	Viking Cruises Ltd.	5.88	% ^	09/15/2027	3,274,367
2,005,000	Vizient, Inc.	10.38	% ^	03/01/2024	2,310,763
17,215,000	VMware, Inc.	2.95%		08/21/2022	17,292,030
8,824,000	Waste Management, Inc.	4.10%		03/01/2045	9,355,897
1,515,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	1,598,325
10,669,000	WellPoint, Inc.	2.30%		07/15/2018	10,717,097
11,445,000	Wells Fargo & Company	3.07%		01/24/2023	11,644,932
11,590,000	Wells Fargo & Company (3 Month LIBOR USD + 1.31%)	3.58%		05/22/2028	11,748,792
1,265,000	West Street Merger Sub, Inc.	6.38	% ^	09/01/2025	1,265,000
825,000	Western Digital Corporation	7.38	% ^	04/01/2023	905,850
3,335,000	Whiting Petroleum Corporation	5.00%		03/15/2019	3,352,676
1,975,000	Williams Partners LP	4.88%		03/15/2024	2,071,913
6,200,000	Williams Partners LP	3.75%		06/15/2027	6,200,844
1,990,000	WMG Acquisition Corporation	6.75	% ^	04/15/2022	2,096,963
12,676,000	Zimmer Holdings, Inc.	2.70%		04/01/2020	12,807,926

Total US Corporate Bonds (Cost $1,235,269,632)					1,260,169,160

US Government / Agency Mortgage Backed Obligations - 13.5%
876,229	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	961,594
477,750	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	524,019
17,325,665	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	17,468,910
40,606,299	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	40,770,771
11,820,851	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	11,872,872
51,929,774	Federal Home Loan Mortgage Corporation, Pool G08701	3.00%		04/01/2046	52,158,382
61,106,540	Federal Home Loan Mortgage Corporation, Pool G08721	3.00%		09/01/2046	61,375,555
3,037,295	Federal Home Loan Mortgage Corporation, Pool N70081	5.50%		07/01/2038	3,356,385
10,053,941	Federal Home Loan Mortgage Corporation, Pool Q33789	3.50%		06/01/2045	10,435,882
3,896,179	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	3,982,705
639,495	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	679,542
44,640,008	Federal Home Loan Mortgage Corporation, Pool V82851	3.00%		01/01/2047	44,843,443
4,435,405	Federal Home Loan Mortgage Corporation, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%)	6.28	% ^	07/25/2023	4,482,769
74,383	Federal Home Loan Mortgage Corporation, Series 2692-SC (1 Month LIBOR USD + 13.29%)	10.82	% I/F	07/15/2033	92,341
2,587,545	Federal Home Loan Mortgage Corporation, Series 2722-PS (1 Month LIBOR USD + 9.89%)	8.52	% I/F	12/15/2033	2,931,133
127,466	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	139,789
262,292	Federal Home Loan Mortgage Corporation, Series 3002-SN (1 Month LIBOR USD + 6.50%)	5.27	% I/F I/O	07/15/2035	40,480
113,061	Federal Home Loan Mortgage Corporation, Series 3045-DI (1 Month LIBOR USD + 6.73%)	5.50	% I/F I/O	10/15/2035	17,713
423,988	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	475,247
35,444	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	37,540
492,761	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	537,486
150,983	Federal Home Loan Mortgage Corporation, Series 3275-SC (1 Month LIBOR USD + 6.08%)	4.85	% I/F I/O	02/15/2037	18,136
777,268	Federal Home Loan Mortgage Corporation, Series 3382-SB (1 Month LIBOR USD + 6.00%)	4.77	% I/F I/O	11/15/2037	90,446
807,681	Federal Home Loan Mortgage Corporation, Series 3384-S (1 Month LIBOR USD + 6.39%)	5.16	% I/F I/O	11/15/2037	95,403
1,026,469	Federal Home Loan Mortgage Corporation, Series 3417-SX (1 Month LIBOR USD + 6.18%)	4.95	% I/F I/O	02/15/2038	128,128
86,418	Federal Home Loan Mortgage Corporation, Series 3423-GS (1 Month LIBOR USD + 5.65%)	4.42	% I/F I/O	03/15/2038	10,248
86,418	Federal Home Loan Mortgage Corporation, Series 3423-SG (1 Month LIBOR USD + 5.65%)	4.42	% I/F I/O	03/15/2038	9,184
182,528	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.87	% # I/O	06/15/2038	188,503
303,799	Federal Home Loan Mortgage Corporation, Series 3562-WS (1 Month LIBOR USD + 4.95%)	3.72	% I/F I/O	08/15/2039	29,295
232,456	Federal Home Loan Mortgage Corporation, Series 3582-SA (1 Month LIBOR USD + 6.00%)	4.77	% I/F I/O	10/15/2049	27,048
589,836	Federal Home Loan Mortgage Corporation, Series 3606-CS (1 Month LIBOR USD + 6.35%)	5.12	% I/F I/O	12/15/2039	106,380
340,462	Federal Home Loan Mortgage Corporation, Series 3616-SG (1 Month LIBOR USD + 6.35%)	5.12	% I/F I/O	03/15/2032	52,954
1,412,858	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	1,532,642
525,287	Federal Home Loan Mortgage Corporation, Series 3666-SC (1 Month LIBOR USD + 5.77%)	4.54	% I/F I/O	05/15/2040	79,147
363,244	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	396,518
2,556,917	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	2,688,140
1,400,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	1,451,653
480,177	Federal Home Loan Mortgage Corporation, Series 3786-SG (1 Month LIBOR USD + 9.50%)	7.03	% I/F	01/15/2041	506,111
4,906,417	Federal Home Loan Mortgage Corporation, Series 3792-SE (1 Month LIBOR USD + 9.86%)	7.39	% I/F	01/15/2041	5,285,653
2,610,053	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%		01/15/2041	2,797,295
52,467	Federal Home Loan Mortgage Corporation, Series 3798-SD (1 Month LIBOR USD + 9.60%)	7.13	% I/F	12/15/2040	53,646
1,408,753	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	1,568,117
1,156,635	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	1,196,943
2,572,203	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	2,789,746
1,623,128	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	1,777,181
3,736,782	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	3,959,399
251,282	Federal Home Loan Mortgage Corporation, Series 3828-SW (1 Month LIBOR USD + 13.20%)	9.50	% I/F	02/15/2041	323,269
2,454,600	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	2,672,349
3,441,903	Federal Home Loan Mortgage Corporation, Series 3888-ZG	4.00%		07/15/2041	3,653,356
15,262,215	Federal Home Loan Mortgage Corporation, Series 3889-VZ	4.00%		07/15/2041	15,864,984
2,944,413	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	3,380,205
21,546,188	Federal Home Loan Mortgage Corporation, Series 3967-ZP	4.00%		09/15/2041	23,343,620
5,060,698	Federal Home Loan Mortgage Corporation, Series 3972-AZ	3.50%		12/15/2041	5,127,709
24,664,947	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00%		06/15/2042	26,248,199
8,923,809	Federal Home Loan Mortgage Corporation, Series 4096-DZ	3.50%		08/15/2042	9,157,457
28,067,342	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%		02/15/2043	25,962,833
7,410,387	Federal Home Loan Mortgage Corporation, Series 4291-MS (1 Month LIBOR USD + 5.90%)	4.67	% I/F I/O	01/15/2054	1,244,641
18,199,716	Federal Home Loan Mortgage Corporation, Series 4341-AZ	3.00%		05/15/2044	16,981,949
16,920,995	Federal Home Loan Mortgage Corporation, Series 4377-A	3.00%		06/15/2039	17,184,566
12,746,662	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	13,018,120
13,249,091	Federal Home Loan Mortgage Corporation, Series 4413-AZ	3.50%		11/15/2044	13,287,482
1,428,422	Federal Home Loan Mortgage Corporation, Series 4419-TB	3.00%		02/15/2040	1,432,204
11,008,800	Federal Home Loan Mortgage Corporation, Series 4423-Z	3.50%		12/15/2044	11,107,798
17,638,034	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	17,994,463
26,375,348	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	26,591,623
37,666,497	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	38,122,077
22,988,223	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	23,206,905
13,763,716	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	13,967,097
62,926,992	Federal Home Loan Mortgage Corporation, Series 4542-AC	2.70%		01/15/2045	62,929,018
4,781,000	Federal Home Loan Mortgage Corporation, Series K-050-A2	3.33	% #	08/25/2025	5,007,541
6,528,000	Federal Home Loan Mortgage Corporation, Series K-053-A2	3.00%		12/25/2025	6,672,339
547,183	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	619,306
6,720,000	Federal Home Loan Mortgage Corporation Pass-Thru, Series K054-A2	2.75%		01/25/2026	6,745,499
105,883,479	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.44	% # I/O	03/25/2023	6,164,356
18,005,902	Federal National Mortgage Association, Pool AL9238	3.00%		10/01/2041	18,160,112
49,763,852	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	49,728,312
10,029,845	Federal National Mortgage Association, Pool AS7724	2.50%		08/01/2046	9,713,591
39,843,281	Federal National Mortgage Association, Pool AS8522	3.00%		12/01/2046	40,061,730
23,681,997	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	23,811,840
23,088,213	Federal National Mortgage Association, Pool BD8013	2.50%		09/01/2046	22,360,216
18,835,932	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	19,224,379
29,547,033	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	29,525,945
66,684,961	Federal National Mortgage Association, Pool MA2737	3.00%		09/01/2046	66,935,609
19,582	Federal National Mortgage Association, Series 2003-117-KS (1 Month LIBOR USD + 7.10%)	5.86	% I/F I/O	08/25/2033	299
364,159	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	407,352
2,860,203	Federal National Mortgage Association, Series 2005-20-QH	5.00%		03/25/2035	3,108,769
500,898	Federal National Mortgage Association, Series 2006-101-SA (1 Month LIBOR USD + 6.58%)	5.34	% I/F I/O	10/25/2036	101,761
218,076	Federal National Mortgage Association, Series 2006-56-SM (1 Month LIBOR USD + 6.75%)	5.51	% I/F I/O	07/25/2036	34,093
165,504	Federal National Mortgage Association, Series 2007-116-BI (1 Month LIBOR USD + 6.25%)	5.01	% I/F I/O	05/25/2037	23,823
2,021,480	Federal National Mortgage Association, Series 2007-30-FS (1 Month LIBOR USD + 29.83%)	24.10	% I/F	04/25/2037	3,076,211
786,018	Federal National Mortgage Association, Series 2007-30-OI (1 Month LIBOR USD + 6.44%)	5.20	% I/F I/O	04/25/2037	151,030
138,697	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	149,219
115,016	Federal National Mortgage Association, Series 2008-62-SC (1 Month LIBOR USD + 6.00%)	4.76	% I/F I/O	07/25/2038	13,921
844,452	Federal National Mortgage Association, Series 2009-111-EZ	5.00%		01/25/2040	886,589
39,427	Federal National Mortgage Association, Series 2009-111-SE (1 Month LIBOR USD + 6.25%)	5.01	% I/F I/O	01/25/2040	5,384
91,226	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	99,769
105,454	Federal National Mortgage Association, Series 2009-48-WS (1 Month LIBOR USD + 5.95%)	4.71	% I/F I/O	07/25/2039	12,794
446,051	Federal National Mortgage Association, Series 2009-62-PS (1 Month LIBOR USD + 6.10%)	4.86	% I/F I/O	08/25/2039	51,903
1,438,455	Federal National Mortgage Association, Series 2009-77-ZA	4.50%		10/25/2039	1,547,159
339,502	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	357,675
153,822	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	162,398
55,491	Federal National Mortgage Association, Series 2010-109-BS (1 Month LIBOR USD + 55.00%)	41.39	% I/F	10/25/2040	215,359
537,829	Federal National Mortgage Association, Series 2010-112-ZA	4.00%		10/25/2040	553,766
344,705	Federal National Mortgage Association, Series 2010-121-SD (1 Month LIBOR USD + 4.50%)	3.26	% I/F I/O	10/25/2040	30,818
29,336	Federal National Mortgage Association, Series 2010-137-VS (1 Month LIBOR USD + 15.00%)	11.29	% I/F	12/25/2040	41,559
2,589,347	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	2,672,261
75,630	Federal National Mortgage Association, Series 2010-31-SA (1 Month LIBOR USD + 5.00%)	3.76	% I/F I/O	04/25/2040	6,251
114,868	Federal National Mortgage Association, Series 2010-34-PS (1 Month LIBOR USD + 4.93%)	3.69	% I/F I/O	04/25/2040	13,407
227,354	Federal National Mortgage Association, Series 2010-35-SP (1 Month LIBOR USD + 6.35%)	5.11	% I/F I/O	04/25/2050	35,291
70,978	Federal National Mortgage Association, Series 2010-35-SV (1 Month LIBOR USD + 6.45%)	5.21	% I/F I/O	04/25/2040	9,064
2,840,738	Federal National Mortgage Association, Series 2010-37-MY	4.50%		04/25/2040	3,003,614
180,389	Federal National Mortgage Association, Series 2010-59-PS (1 Month LIBOR USD + 6.45%)	5.21	% I/F I/O	03/25/2039	13,847
320,576	Federal National Mortgage Association, Series 2010-59-SC (1 Month LIBOR USD + 5.00%)	3.76	% I/F I/O	01/25/2040	36,473
1,266,543	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	1,319,932
286,254	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	312,939
595,424	Federal National Mortgage Association, Series 2010-7-PE	5.00%		02/25/2040	644,787
299,296	Federal National Mortgage Association, Series 2010-90-GS (1 Month LIBOR USD + 6.00%)	4.76	% I/F I/O	08/25/2040	36,701
57,791	Federal National Mortgage Association, Series 2010-99-SG (1 Month LIBOR USD + 25.00%)	18.81	% I/F	09/25/2040	96,231
7,448,298	Federal National Mortgage Association, Series 2011-141-PZ	4.00%		01/25/2042	7,958,245
16,388,703	Federal National Mortgage Association, Series 2011-18-UZ	4.00%		03/25/2041	17,598,613
1,533,918	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	1,578,367
1,000,000	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	1,031,542
1,533,858	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,637,630
24,484,350	Federal National Mortgage Association, Series 2013-45-LZ	3.00%		05/25/2043	23,215,715
31,439,458	Federal National Mortgage Association, Series 2013-6-ZB	3.00%		02/25/2043	29,017,482
11,816,626	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	12,072,796
25,191,011	Federal National Mortgage Association, Series 2014-70-VZ	3.00%		11/25/2044	23,696,884
8,432,363	Federal National Mortgage Association, Series 2014-73-CZ	3.00%		11/25/2044	7,914,594
29,696,492	Federal National Mortgage Association, Series 2015-09-HA	3.00%		01/25/2045	30,248,592
6,348,000	Federal National Mortgage Association, Series 2016-M3-A2	2.70%		02/25/2026	6,304,999
387,032	Federal National Mortgage Association, Series 400-S4 (1 Month LIBOR USD + 5.45%)	4.21	% I/F I/O	11/25/2039	53,269
172,457	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	190,132
147,929	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	163,059
1,152,279	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	1,270,390
600,001	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	661,383
861,436	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	949,703
153,080	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	165,704
1,037,875	Federal National Mortgage Association Pass-Thru, Pool 995112	5.50%		07/01/2036	1,164,032
1,006,362	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	1,109,326
937,576	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	995,572
47,682	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	50,112
15,076,513	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	15,205,816
25,044	Federal National Mortgage Association Pass-Thru, Pool AC1032	5.00%		06/01/2040	25,602
28,388	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	30,555
1,367,350	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	1,452,377
31,086,560	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	31,235,139
730,035	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	785,776
50,364	Federal National Mortgage Association Pass-Thru, Pool MA0282	5.00%		12/01/2039	55,170
507,845	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	546,775
31,283	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	33,401
15,969,326	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	16,298,677
10,681,075	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	10,673,456
13,376,429	Federal National Mortgage Association Pass-Thru, Pool MA2621	3.50%		04/01/2046	13,854,819
346,543	Government National Mortgage Association, Pool 752494SF	5.50%		09/20/2039	377,264
271,875	Government National Mortgage Association, Series 2003-67-SP (1 Month LIBOR USD + 7.10%)	5.86	% I/F I/O	08/20/2033	56,337
167,914	Government National Mortgage Association, Series 2008-82-SM (1 Month LIBOR USD + 6.05%)	4.81	% I/F I/O	09/20/2038	26,815
2,375,748	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	2,548,663
2,674,513	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	2,884,997
2,815,294	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	2,986,435
3,377,530	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	3,657,280
8,720,785	Government National Mortgage Association, Series 2010-113-SM (1 Month LIBOR USD + 6.05%)	4.81	% I/F I/O	09/20/2040	1,176,087
124,690	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	135,562
5,161,136	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	5,442,829
8,161,957	Government National Mortgage Association, Series 2011-70-WS (1 Month LIBOR USD + 9.70%)	7.23	% I/F	12/20/2040	8,465,970
13,290,534	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	14,166,320
17,041,412	Government National Mortgage Association, Series 2013-117-MS (1 Month LIBOR USD + 6.15%)	4.91	% I/F I/O	02/20/2043	2,182,080
7,831,775	Government National Mortgage Association, Series 2013-122-SB (1 Month LIBOR USD + 6.10%)	4.87	% I/F I/O	08/16/2043	1,294,774
36,134,254	Government National Mortgage Association, Series 2013-169-SE (1 Month LIBOR USD + 6.05%)	4.82	% I/F I/O	11/16/2043	5,046,853
12,274,244	Government National Mortgage Association, Series 2014-102-TS (1 Month LIBOR USD + 5.60%)	4.36	% I/F I/O	07/20/2044	1,653,046
9,708,344	Government National Mortgage Association, Series 2014-118-PS (1 Month LIBOR USD + 6.20%)	4.96	% I/F I/O	08/20/2044	1,214,356
8,494,801	Government National Mortgage Association, Series 2014-118-SA (1 Month LIBOR USD + 6.20%)	4.96	% I/F I/O	08/20/2044	1,325,208

Total US Government / Agency Mortgage Backed Obligations (Cost $1,282,108,209)					1,294,674,202

US Government and Agency Obligations - 20.5%
16,050,000	United States Treasury Bonds	1.50%		02/28/2023	15,638,092
197,150,000	United States Treasury Bonds	2.75%		11/15/2042	194,539,302
121,100,000	United States Treasury Bonds	2.88%		08/15/2045	121,596,699
42,777,950	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2022	42,776,709
25,900,000	United States Treasury Notes	1.00%		05/15/2018	25,865,096
100,000	United States Treasury Notes	1.00%		05/31/2018	99,830
360,000,000	United States Treasury Notes	0.75%		10/31/2018	357,609,377
18,700,000	United States Treasury Notes	1.75%		12/31/2020	18,733,236
242,500,000	United States Treasury Notes	2.25%		03/31/2021	246,786,377
254,900,000	United States Treasury Notes	2.00%		08/31/2021	256,871,493
280,400,000	United States Treasury Notes	1.75%		03/31/2022	278,767,985
265,500,000	United States Treasury Notes	1.88%		08/31/2024	260,692,998
12,300,000	United States Treasury Notes	1.63%		05/15/2026	11,663,619
131,700,000	United States Treasury Notes	2.38%		05/15/2027	132,211,881

Total US Government and Agency Obligations (Cost $1,965,300,668)					1,963,852,694

Exchange Traded Funds and Common Stocks - 0.0%
32,246	Amplify Energy Corporation *				330,522
34,833	Energy Gulf Coast, Inc. *				360,175
67,847	Frontera Energy Corporation *				2,374,630
7,893	SandRidge Energy, Inc. *				158,570

Total Exchange Traded Funds and Common Stocks (Cost $16,246,080)					3,223,897

Affiliated Mutual Funds - 10.1%
44,205,988	DoubleLine Global Bond Fund (Class I)				465,046,991
43,920,159	DoubleLine Infrastructure Income Fund (Class I)				449,303,224
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				49,750,000

Total Affiliated Mutual Funds (Cost $940,900,000)					964,100,215

Warrants - 0.0%
11,182	Energy Gulf Coast, Inc., Expiration 12/30/2021, Strike Price $43.66 *				3,355

Total Warrants (Cost $237,990)					3,355

Short Term Investments - 8.1%
175,047,183	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92	% ♦		175,047,183
175,047,183	Fidelity Institutional Money Market Government Portfolio - Class I	0.91	% ♦		175,047,183
175,047,183	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90	% ♦		175,047,183
140,500,000	United States Treasury Bills	0.00%		12/07/2017	140,247,541
110,800,000	United States Treasury Bills	0.00%		03/08/2018	110,246,444

Total Short Term Investments (Cost $775,647,560)					775,635,534

Total Investments - 100.7% (Cost $9,569,516,084)					9,631,535,636
Liabilities in Excess of Other Assets - (0.7)%					(71,500,595)

NET ASSETS - 100.0%					$9,560,035,041

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $1,905,896,748 or 19.9% of net assets.
#	Variable rate security. Coupon is based on weighted average coupon of underlying collateral. Rate disclosed as of September 30, 2017.

†	Perpetual Maturity
I/O	Interest only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.
*	Non-income producing security
♦	Seven-day yield as of September 30, 2017
ß	Step coupon bond. The interest rate shown is the rate in effect as of September 30, 2017.
Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
¥	Illiquid security
~	Represents less than 0.05% of net assets

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	20.5%
US Government / Agency Mortgage Backed Obligations	13.5%
US Corporate Bonds	13.2%
Affiliated Mutual Funds	10.1%
Non-Agency Residential Collateralized Mortgage Obligations	9.9%
Foreign Corporate Bonds	8.6%
Short Term Investments	8.1%
Non-Agency Commercial Mortgage Backed Obligations	6.7%
Bank Loans	2.9%
Collateralized Loan Obligations	2.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.4%
Asset Backed Obligations	1.9%
Municipal Bonds	0.1%
Exchange Traded Funds and Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	(0.7)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	20.5%
US Government / Agency Mortgage Backed Obligations	13.5%
Affiliated Mutual Funds	10.1%
Non-Agency Residential Collateralized Mortgage Obligations	9.9%
Short Term Investments	8.1%
Non-Agency Commercial Mortgage Backed Obligations	6.7%
Banking	4.6%
Collateralized Loan Obligations	2.8%
Oil & Gas	2.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.4%
Asset Backed Obligations	1.9%
Telecommunications	1.7%
Technology	1.4%
Utilities	1.2%
Transportation	1.1%
Healthcare	1.1%
Finance	0.9%
Media	0.9%
Insurance	0.8%
Pharmaceuticals	0.7%
Automotive	0.6%
Food Products	0.5%
Hotels/Motels/Inns and Casinos	0.4%
Financial Intermediaries	0.4%
Food/Drug Retailers	0.4%
Consumer Products	0.4%
Retailers (other than Food/Drug)	0.4%
Energy	0.4%
Beverage and Tobacco	0.4%
Health Care Providers & Services	0.4%
Chemicals/Plastics	0.3%
Pulp & Paper	0.3%
Aerospace & Defense	0.3%
Leisure	0.3%
Containers and Glass Products	0.2%
Electronics/Electric	0.2%
Conglomerates	0.2%
Business Equipment and Services	0.2%
Mining	0.2%
Software	0.2%
Real Estate	0.2%
Building and Development (including Steel/Metals)	0.2%
Cosmetics/Toiletries	0.1%
Environmental Control	0.1%
Commercial Services	0.1%
Municipal Bonds	0.1%
Construction	0.1%
Industrial Equipment	0.0%	~
Other Assets and Liabilities	(0.7)%

	100.0%

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

1

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	Ronald R. Redell
Ronald R. Redell, President

Date	11/24/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	Ronald R. Redell
Ronald R. Redell, President

Date	11/24/2017

By (Signature and Title)	Susan Nichols
Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date	11/24/2017

3